UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

John Fitzgerald

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2007 through February 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT   FEBRUARY 29, 2008

JPMorgan Funds

Municipal

Bond

Funds

JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan West Virginia Municipal Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Arizona Municipal Bond Fund	2
JPMorgan Kentucky Municipal Bond Fund	4
JPMorgan Louisiana Municipal Bond Fund	6
JPMorgan Michigan Municipal Bond Fund	8
JPMorgan Municipal Income Fund	10
JPMorgan Ohio Municipal Bond Fund	12
JPMorgan Short Term Municipal Bond Fund	14
JPMorgan Tax Free Bond Fund	16
JPMorgan West Virginia Municipal Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	62
Financial Highlights	78
Notes to Financial Statements	92
Report of Independent Registered Public Accounting Firm	101
Trustees	102
Officers	104
Schedule of Shareholder Expenses	105
Tax Letter	108

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 10, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Municipal Bond Funds for the 12-month period ended February 29, 2008. Inside, you’ll find in-depth information on certain of the Funds along with reports from the portfolio managers.

“Despite market volatility, disarray in the credit and sub-prime mortgage markets, increased risk aversion and decelerating economic growth, the U.S. taxable bond market significantly outperformed the stock market, with higher-quality bonds leading the way.”

Bonds outpace stocks

Despite market volatility, disarray in the credit and sub-prime mortgage markets, increased risk aversion and decelerating economic growth, the U.S. taxable bond market significantly outperformed the stock market, with higher-quality bonds leading the way. Bonds, as measured by the Lehman Brothers U.S. Aggregate Index, returned 7.30% for the 12-month period, while stocks, as measured by the S&P 500 Index, returned
–3.60%.

Although municipal securities posted solid performance in 2007, they declined late in the period after several monoline insurers disclosed exposure to sub-prime mortgage debt. The Lehman Brothers Municipal Bond Index returned –1.18% for the 12 months.

Credit problems build

Problems in the credit markets emerged late in the second calendar quarter of 2007. Spread-sector (non-Treasury segments) yields began increasing due to unease about credit quality in the leveraged and sub-investment-grade mortgage markets. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. Liquidity concerns in the markets for non-agency mortgages, high-yield debt and asset-backed securities remained the dominant theme as the period progressed. Given the high degree of uncertainty about exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance as investors were jolted by unfavorable news and strong volatility.

The commercial paper market impacted virtually all sectors of the fixed income markets, especially entities issuing asset-backed commercial paper. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility.

Monoline insurers face credit downgrades

In the final months of the period, several financial companies revealed large losses from sub-prime debt exposure, including the financial guaranty industry. Some companies providing insurance protection on municipal securities struggled. Only 28% of January’s municipal supply was insured, compared to the historical average of nearly 50%.

Government responds with rate cuts, stimulus package

In response to credit market and economic growth concerns, the Federal Reserve (Fed) cut interest rates by 225 basis points (bps) during the period, which pushed money market yields lower throughout the year. For example, the yield on the benchmark three-month U.S. Treasury bill fell 320 bps, from 5.01% to 1.81%. The federal government also announced a stimulus plan that would send rebate checks to millions of U.S. homes.

Treasury yields

As the period progressed, the government segments of the fixed income market provided stability for investors. In particular, investors preferred Treasury securities, which advanced 11.39% for the year, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed income market, while high-yield and municipal securities were the worst.

The yield curve steepened on U.S. Treasuries during the year, as the shorter end experienced the greatest decline. For example, the yield on the three-year Treasury dropped from 4.55% to 1.87%, while that on the 30-year Treasury fell from 4.68% to 4.41%. Generally, interest rates and prices had an inverse relationship to one another. As demand for the safety of Treasury securities drove prices higher over the period, yields were pushed lower.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   1

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$152,318
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Arizona Municipal Bond Fund, which seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal,* returned 1.63%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 2.07% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark. Pre-refunded bonds were strong performers in the flight-to-quality environment characterizing the market during the period. Although the Fund held several pre-refunded bonds, its position was not as large as that of the benchmark, detracting from relative performance.

On the positive side, the Fund’s maturity and quality strategies contributed to performance. Due to an expected steepening of the yield curve, we favored shorter- and intermediate-maturity bonds rather than longer-maturity bonds that were among the yield curve’s worst performers. In addition, our bias toward higher-quality bonds helped returns, as higher-rated securities outperformed lower-rated securities during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit-quality securities. As credit spreads widened during the period, our focus on high credit quality aided performance.

CREDIT QUALITY ALLOCATIONS***

AAA	62.3%
AA	23.4
A	9.9
BAA	0.7
BA & NR	3.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

2   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.30%	2.31%	3.63%
With Sales Charge*		(2.48)	1.52	3.24
CLASS B SHARES	1/20/97
Without CDSC		0.72	1.66	3.07
With CDSC**		(4.28)	1.29	3.07
CLASS C SHARES	2/19/05
Without CDSC		0.78	1.66	2.94
With CDSC***		(0.22)	1.66	2.94
SELECT CLASS SHARES	1/20/97	1.63	2.58	3.88

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   3

JPMorgan Kentucky Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 12, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$78,093
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	5.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Kentucky Municipal Bond Fund, which seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal,* returned 1.23%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 2.07% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as exposure to longer-term spread securities, including zero-coupon and healthcare-related bonds, detracted from performance. A flight-to-quality environment emerged during the second half of the period, causing the yield curve to steepen and spreads to widen. As a result, the Fund’s longer-term spread securities suffered. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. On the positive side, the Fund’s duration, or sensitivity to interest rate changes, aided relative performance, as its duration extended less than that of the benchmark.

The period opened with the typical seasonal factors — an increase in new-issue supply and pressures from income-tax-related selling — pushing rates higher. These forces eventually eased but were immediately replaced by concerns regarding the strength of the U.S. economy and the growing magnitude of the sub-prime mortgage crises, which impacted financial markets, leading to extensive spread-widening and a marked reduction in investor demand. The resulting liquidity crunch and indications of an economic slowdown led to a series of Federal Reserve rate cuts beginning in September 2007. Initially, the municipal market responded favorably, with short-term rates declining, the yield curve steepening and spreads stabilizing. This climate changed quickly, though, as a large number of auctions for tax-exempt auction-rate securities began to fail in January, pushing their rates to pre-set levels. This triggered an unwinding of arbitrage programs and an increase of new supply, dramatically increasing tax-free rates and significantly widening spreads.

During the period, tax-free rates increased, the yield curve steepened and spreads widened. Consequently, prices of municipal securities declined, with income alone accounting for positive total returns.

Q:	HOW WAS THE FUND MANAGED?

A:	Although we maintained a slightly defensive interest rate strategy relative to the benchmark, we modestly extended the Fund’s option-adjusted duration throughout the period to keep pace with the benchmark. Specifically, we extended duration from 4.9 to 5.4 years, compared to the benchmark’s duration of 4.8 to 5.6 years, from beginning to end of the period.

We continued to favor high-quality, intermediate-term securities. Given the single-state nature of the Fund, we held investments in most market sectors. Nevertheless, we continued to avoid the corporate-backed sector, given still-tight yield spreads and potential credit concerns associated with a weakening economy. We also managed the Fund with the shareholder’s tax position in mind, as the number of holdings subject to the alternative minimum tax remained relatively small.

CREDIT QUALITY ALLOCATIONS***

AAA	81.9%
AA	14.6
A	3.2
BA & NR	0.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

4   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/95
Without Sales Charge		0.97%	2.33%	3.59%
With Sales Charge*		(2.78)	1.56	3.20
CLASS B SHARES	3/16/95
Without CDSC		0.31	1.68	3.07
With CDSC**		(4.69)	1.31	3.07
SELECT CLASS SHARES	3/12/93	1.23	2.60	3.86

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Kentucky Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   5

JPMorgan Louisiana Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 29, 1989
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$69,332
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	5.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Louisiana Municipal Bond Fund, which seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal,* returned 0.59%** (Class A Shares) for the 12 months ended February 29, 2008, compared to the 2.07% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as exposure to longer-term spread securities, including zero-coupon and healthcare-related bonds, detracted from performance. A flight-to-quality environment emerged during the second half of the period, causing the yield curve to steepen and spreads to widen. As a result, the Fund’s longer-term spread securities suffered. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. On the positive side, the Fund’s duration, or sensitivity to interest rate changes, aided relative performance, as its duration extended less than that of the benchmark.

The period opened with the typical seasonal factors — an increase in new-issue supply and pressures from income-tax-related selling — pushing rates higher. These forces eventually eased but were immediately replaced by concerns regarding the strength of the U.S. economy and the growing magnitude of the sub-prime mortgage crises, which impacted the financial markets, leading to extensive spread-widening and a marked reduction in investor demand. The resulting liquidity crunch and indications of an economic slowdown led to a series of Federal Reserve rate cuts beginning in September 2007. Initially, the municipal market responded favorably, with short-term rates declining, the yield curve steepening and spreads stabilizing. This climate changed quickly, though, as a large number of auctions for tax-exempt auction-rate securities began to fail in January, pushing their rates to pre-set levels. This triggered an unwinding of arbitrage programs and an increase of new supply, dramatically increasing tax-free rates and significantly widening spreads.

During the period, tax-free rates increased, the yield curve steepened and spreads widened. Consequently, prices for municipal securities declined, with income alone accounting for positive total returns.

Q:	HOW WAS THE FUND MANAGED?

A:	Although we maintained a slightly defensive interest rate strategy relative to the benchmark, we modestly extended the Fund’s option-adjusted duration throughout the period to keep pace with the benchmark. Specifically, we extended duration from 4.8 to 5.3 years, compared to the benchmark’s 4.8 to 5.6 years from beginning to end of the period.

We continued to favor high-quality, intermediate-term securities. Given the single-state nature of the Fund, we held investments in most market sectors. Nevertheless, we continued to avoid the corporate-backed sector, due to the still-tight yield spreads and potential credit concerns associated with a weakening economy. We also managed the Fund with the shareholder’s tax position in mind, as the number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS***

AAA	84.5%
AA	3.0
A	9.1
BAA	0.4
BA & NR	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

6   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/29/89
Without Sales Charge		0.59%	2.22%	3.55%
With Sales Charge*		(3.18)	1.44	3.16
CLASS B SHARES	9/16/94
Without CDSC		(0.09)	1.56	3.02
With CDSC**		(5.09)	1.19	3.02
SELECT CLASS SHARES	3/26/96	0.85	2.48	3.82

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Louisiana Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   7

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 1, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$241,995
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	5.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Michigan Municipal Bond Fund, which seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal,* returned 1.29%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 2.07% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark. Pre-refunded bonds were strong performers in the flight-to-quality environment characterizing the market during the period. Although the Fund held several pre-refunded bonds, our position was not as large as that of the benchmark, detracting from relative performance.

On the positive side, our maturity and quality strategies benefited the Fund. Due to an expected steepening of the yield curve, we favored shorter- and intermediate-maturity bonds rather than longer-maturity bonds that were among the yield curve’s worst performers. In addition, our bias toward higher-quality bonds contributed as higher-rated securities outperformed lower-rated securities during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit-quality securities. As credit spreads widened during the period, our focus on high credit quality aided performance. To enhance the Fund’s geographic diversification, we maintained a relatively high weighting (within prospectus guidelines) in securities issued outside Michigan. We believe this is a prudent strategy, given Michigan’s weak economy.

CREDIT QUALITY ALLOCATIONS***

AAA	65.4%
AA	20.0
A	10.9
BAA	1.2
BA & NR	2.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

8   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		0.93%	2.36%	3.67%
With Sales Charge*		(2.81)	1.57	3.27
CLASS B SHARES	9/23/96
Without CDSC		0.37	1.74	3.16
With CDSC**		(4.63)	1.36	3.16
CLASS C SHARES	2/19/05
Without CDSC		0.47	1.77	3.05
With CDSC***		(0.53)	1.77	3.05
SELECT CLASS SHARES	2/1/93	1.29	2.63	3.93

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on February 1, 1993. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   9

JPMorgan Municipal Income Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 9, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$1,651,150
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA2/AA3
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Municipal Income Fund, which seeks current income exempt from federal income taxes,* returned 0.89%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 2.07% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, its emphasis on spread sectors detracted from performance. Spread sectors, such as credit and housing bonds, significantly underperformed higher-quality sectors as spread and liquidity premiums widened dramatically in the latter half of the reporting period. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. Given the Fund’s emphasis on spread sectors, the Fund underperformed its benchmark for the reporting period. The global credit crisis had a dramatic impact on the municipal bond market. The repricing of credit risk began in July 2007, when sub-prime mortgage problems began to unfold and the fallout spread rapidly though the credit markets. Credit problems at monoline insurers and liquidity issues stemming from the unwinding of leveraged positions also negatively influenced the municipal bond market.

On the positive side, the Fund’s yield curve positioning was favorable, given the dramatic steepening of the curve during the 12 months. The Fund was somewhat underweight on the longer end of the curve, which contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Earlier in the period, we focused on the housing and credit sectors, as well as other bonds offering a yield premium relative to the benchmark. As the credit crisis emerged, we invested new cash flows in high-quality sectors, such as pre-refunded bonds. However, while the focus of our new investments was on high-quality sectors, we remained overweight in the housing and credit sectors, which were impacted by spread-widening. Given uncertainty about the direction of interest rates, we kept the Fund’s duration relatively close to that of the benchmark.

CREDIT QUALITY ALLOCATIONS***

AAA	58.4%
AA	20.3
A	12.9
BAA	5.6
BA & NR	2.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

10   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		0.73%	2.60%	3.57%
With Sales Charge*		(3.02)	1.82	3.18
CLASS B SHARES	1/14/94
Without CDSC		0.10	1.98	3.04
With CDSC**		(4.90)	1.60	3.04
CLASS C SHARES	11/4/97
Without CDSC		0.13	1.99	2.93
With CDSC***		(0.87)	1.99	2.93
SELECT CLASS SHARES	2/9/93	0.89	2.86	3.83

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   11

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$214,941
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ohio Municipal Bond Fund, which seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal,* returned 1.53%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 2.07% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as exposure to longer-term spread securities, including zero-coupon, tobacco and healthcare-related bonds, detracted from performance. A flight-to-quality environment emerged during the second half of the period, causing the yield curve to steepen and spreads to widen. As a result, the Fund’s longer-term spread securities suffered. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. On the positive side, the Fund’s duration, or sensitivity to interest rate changes, aided relative performance as its duration extended less than that of the benchmark.

The period opened with the typical seasonal factors — an increase in new-issue supply and pressures from income-tax-related selling — pushing rates higher. These forces eventually eased but were immediately replaced by concerns regarding the strength of the U.S. economy and the growing magnitude of the sub-prime mortgage crises, which impacted the financial markets, leading to extensive spread-widening and a marked reduction in investor demand. The resulting liquidity crunch and indications of an economic slowdown led to a series of Federal Reserve rate cuts beginning in September 2007. Initially, the municipal market responded favorably, with short-term rates declining, the yield curve steepening and spreads stabilizing. This climate changed quickly, though, as a large number of auctions for tax-exempt auction-rate securities began to fail in January, pushing their rates to pre-set levels. This triggered an unwinding of arbitrage programs and an increase of new supply, dramatically increasing tax-free rates and significantly widening spreads.

During the period, tax-free rates increased, the yield curve steepened and spreads widened. The net result was a decline in prices for municipal securities, with income alone accounting for positive total returns.

Q:	HOW WAS THE FUND MANAGED?

A:	Although we maintained a slightly defensive interest rate strategy relative to the benchmark, we modestly extended the Fund’s option-adjusted duration throughout the period to keep pace with the benchmark. Specifically, we extended duration from 4.9 to 5.2 years, compared to the benchmark’s duration of 4.8 to 5.6 years, from the beginning to end of the period.

We continued to favor high-quality, intermediate-term securities. Given the single-state nature of the Fund, we held investments in most market sectors. Nevertheless, we continued to avoid the corporate-backed sector, due to the still-tight yield spreads and potential credit concerns associated with a weakening economy. We also managed the Fund with the shareholder’s tax position in mind, as the number of holdings subject to the alternative minimum tax remained relatively small.

CREDIT QUALITY ALLOCATIONS***

AAA	59.1%
AA	23.1
A	10.4
BAA	5.1
BA & NR	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

12   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		1.18%	2.44%	3.67%
With Sales Charge*		(2.59)	1.66	3.28
CLASS B SHARES	1/14/94
Without CDSC		0.62	1.79	3.13
With CDSC**		(4.38)	1.41	3.13
CLASS C SHARES	2/19/05
Without CDSC		0.64	1.80	3.00
With CDSC***		(0.36)	1.80	3.00
SELECT CLASS SHARES	7/2/91	1.53	2.70	3.93

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   13

JPMorgan Short Term Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 4, 1998
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$227,281
Primary Benchmark	Lehman Brothers Short Municipal Bond Index
Average Credit Quality	A1/A2
Duration	2.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Municipal Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,* returned 3.63%** (Select Class Shares) for the 12 months ended February 29, 2009, compared to the 4.89% return for the Lehman Brothers Short Municipal Bond Index during the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its modest underweight of shorter-term (one- to two-year) securities. As the Federal Reserve implemented an aggressive rate-cutting campaign, short-term interest rates declined sharply and the yield curve steepened. In this environment, shorter-term securities outperformed longer-term securities. Therefore, our underweight at the shorter end of the curve, relative to the benchmark, detracted from performance.

On the positive side, an effort to upgrade the Fund’s overall credit quality helped performance during the year. Focusing on higher-quality securities was an effective strategy, as spreads widened and lower-quality securities underperformed throughout the period. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund with a defensive posture toward the bond insurance industry. In the second half of the period, fears regarding the monoline insurers’ exposure to sub-prime debt intensified, eventually leading to some ratings downgrades. We employed a strategy of focusing on bonds with attractive fundamental and trading characteristics, regardless of insurance coverage. During this process, we exited certain monoline credits altogether and reduced exposure to names that were vulnerable to downgrades, well ahead of the ratings agencies’ actions.

CREDIT QUALITY ALLOCATIONS***

AAA	36.5%
AA	26.2
A	17.0
BAA	11.1
BA & NR	9.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

14   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/4/98
Without Sales Charge		3.38%	2.15%	3.23%
With Sales Charge*		1.08	1.68	3.00
CLASS B SHARES	5/4/98
Without CDSC		2.89	1.65	2.92
With CDSC**		(0.11)	1.65	2.92
CLASS C SHARES	11/1/01	2.90	1.64	2.72
SELECT CLASS SHARES	5/4/98	3.63	2.40	3.51

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one-year period and 0% CDSC for the five-year period and thereafter.

LIFE OF FUND PERFORMANCE (5/4/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on May 4, 1998. The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Returns for Class C Shares prior to its inception are based on the performance of Select Class Shares. Returns for Class C Shares have been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Municipal Bond Fund, the Lehman Brothers Short Municipal Bond Index, and the Lipper Short Municipal Debt Funds Index from May 4, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers Short Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment-grade, tax-exempt municipal bonds with short-term maturities. The Lipper Short Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Because Class B shares automatically convert to Class A shares after 6 years, the Since Inception average total return shown above for Class B reflects Class A performance for the period after conversion.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   15

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1988
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$887,885
Primary Benchmark	Lehman Brothers Municipal Bond Index
Average Credit Quality	AA1/AA2
Duration	6.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Free Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,* returned –0.85%** (Class A Shares, no sales charge) for the 12 months ended February 29, 2008, compared to the –1.18% return of the Lehman Brothers Municipal Bond Index for the same period.

Q:	Why did the Fund perform this way?

A:	The Fund outperformed its benchmark, with the combination of our high-credit-quality focus and favorable yield-curve positioning accounting for the performance advantage. We positioned the Fund to benefit from an anticipated steepening movement in the yield curve. A flight- to-quality environment emerged during the second half of the period, and the yield curve subsequently steepened, which contributed to the Fund’s outperformance. In addition, we maintained a slightly shorter duration than the benchmark, which helped relative performance, particularly as rates increased late in the period.

On the negative side, in the focus on quality that characterized the market, spreads widened, leading to poor performance of the Fund’s tobacco revenue bonds. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. In addition, certain insured holdings in the Fund underperformed, as several monoline insurers faced ratings downgrades during the period. The downgrades of the insurers — not the underlying securities — caused insured securities to underperform the higher-quality sector of the market.

Q:	HOW WAS THE FUND MANAGED?

A:	Throughout most of the period, we kept the Fund underweight in the longer end of the yield curve. We increased the Fund’s exposure to California-issued bonds, which benefited the Fund’s overall performance as spreads on these securities tightened during the period. We also maintained our high-quality bias, which helped performance in the risk-averse climate, and we continued to sell specialty state paper into pockets of retail demand.

Toward the end of the period, we maintained the Fund’s neutral-duration position relative to the benchmark. This effort helped limit the Fund’s interest rate risk compared to the benchmark. As is consistent with our tax-advantaged strategy, we maintained the Fund’s relatively low exposure to securities subject to the alternative minimum tax.

CREDIT QUALITY ALLOCATIONS***

AAA	65.5%
AA	21.3
A	10.4
BAA	2.4
BA & NR	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

16   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		(0.85)%	2.67%	4.02%
With Sales Charge*		(4.60)	1.89	3.63
CLASS B SHARES	4/4/95
Without CDSC		(1.55)	1.98	3.46
With CDSC**		(6.55)	1.60	3.46
SELECT CLASS SHARES	2/1/95	(0.67)	2.87	4.24

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on March 1, 1988. The performance data includes the performance of the Pegasus Municipal Bond Fund and its predecessor for the period before it was consolidated with the Fund on March 22, 1999.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Lehman Brothers Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General Municipal Debt Funds Index represents the total returns of the 30 largest mutual funds in the indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   17

JPMorgan West Virginia Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$90,065
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	4.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan West Virginia Municipal Bond Fund, which seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal,* returned 1.80%** (Select Class Shares) over the 12 months ended February 29, 2008, compared to the 2.07% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due in part to its longest-maturity bonds, which were among the worst performers for the period. The yield curve steepened over the year, leading to poor relative performance among longer-term bonds. While the steepening caused yields on longer-term bonds to increase, it pushed prices lower.

On the positive side, given the expected steepening of the curve, we focused on short- and intermediate-term bonds during the period, which contributed to performance. The Fund’s bias toward higher-quality bonds also helped returns, as higher-rated securities outperformed lower-rated securities. For example, in the flight-to-quality environment that characterized the market, pre-refunded bonds were strong performers. The Fund’s sizeable position in pre-refunded and escrowed-to-maturity bonds aided results.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit-quality securities. As credit spreads widened during the period, our focus on high credit quality aided performance.

CREDIT QUALITY ALLOCATIONS***

AAA	65.0%
AA	13.5
A	19.1
BA & NR	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

18   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.53%	2.44%	3.68%
With Sales Charge*		(2.26)	1.66	3.29
CLASS B SHARES	1/20/97
Without CDSC		0.85	1.77	3.15
With CDSC**		(4.15)	1.40	3.15
SELECT CLASS SHARES	1/20/97	1.80	2.69	3.94

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan West Virginia Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   19

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 95.1%
	Municipal Bonds — 95.1%
	Arizona — 85.5%
835	Arizona Municipal Financing Program, Series 20, COP, VAR, BIG, 7.70%, 08/01/10 (p)	899
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.25%, 10/01/17	2,686
	Arizona School Facilities Board,
1,500	Series A, COP, MBIA, 5.00%, 09/01/12	1,594
3,000	Series A, COP, MBIA, 5.25%, 03/01/13 (p)	3,252
2,850	Arizona School Facilities Board, State School Improvement, Rev., 5.25%, 07/01/12 (p)	3,066
2,700	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.00%, 07/01/18	2,817
2,000	Arizona State Transportation Board, Maricopa County Regional Area Road Funding, Rev., 5.00%, 07/01/13	2,145
	Arizona State Transportation Board Highway,
500	Rev., 6.00%, 07/01/09	520
2,000	Series A, Rev., 5.25%, 07/01/12	2,151
3,000	Series B, Rev., 5.25%, 07/01/12	3,156
	Arizona State University,
1,500	Rev., FSA, 5.25%, 07/01/12	1,619
2,000	Rev., FSA, 5.25%, 07/01/12	2,151
2,630	Series A, COP, FSA, 5.00%, 11/01/11	2,796
	Arizona State University, Board of Regents,
2,000	COP, MBIA, 5.00%, 07/01/17	2,093
1,000	COP, MBIA, 5.00%, 07/01/17	1,033
	Arizona Student Loan Acquisition Authority,
1,030	Series A-1, Rev., GTD Student Loans, 5.40%, 11/01/09	1,072
1,000	Series A-1, Rev., GTD Student Loans, 5.88%, 11/01/09	1,037
	Arizona Water Infrastructure Finance Authority, Water Quality,
1,000	Series A, Rev., 5.38%, 10/01/09	1,039
2,250	Series A, Rev., 5.38%, 10/01/11 (p)	2,415
1,600	Series A, Rev., 5.50%, 10/01/09	1,667
1,110	Series A, Rev., 5.63%, 10/01/09	1,160
2,000	Series A, Rev., 5.75%, 10/01/09	2,097
1,665	City of Casa Grande, Excise Tax, Rev., AMBAC, 5.00%, 04/01/14	1,692
3,000	City of Gilbert, GO, MBIA, 5.00%, 07/01/16	3,211
1,520	City of Glendale IDA, Midwestern University, Rev., 5.00%, 05/15/14	1,571
1,090	City of Mesa, GO, FGIC, 5.38%, 07/01/14	1,176
3,000	City of Mesa IDA, Discovery Health Systems, Series A, Rev., MBIA, 5.63%, 01/01/10 (p)	3,165
1,000	City of Mesa, Street & Highway, Rev., FSA, 5.00%, 07/01/12	1,065
3,000	City of Mesa, Utility Systems, Rev., FGIC, 5.00%, 07/01/20	3,026
	City of Peoria,
1,000	GO, FGIC, 5.00%, 04/01/09 (p)	1,024
850	GO, FGIC, 5.40%, 04/01/09 (p)	874
2,000	City of Phoenix, GO, 5.88%, 07/01/10 (p)	2,128
130	City of Phoenix IDA, Statewide, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.35%, 03/25/08	130
690	City of Phoenix, Street & Highway, Rev., 6.50%, 04/04/08 (p)	709
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., FGIC, Zero Coupon, 07/01/12	2,116
2,000	City of Phoenix, Various Purpose, Series A, GO, 5.00%, 07/01/16	2,152
	City of Scottsdale,
655	GO, 5.25%, 07/01/11 (p)	704
1,430	Rev., 5.25%, 07/01/21	1,499
1,875	Rev., 5.25%, 07/01/23	1,935
2,000	GO, 5.75%, 07/01/09 (p)	2,078
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.25%, 07/01/11	1,424
	City of Tempe, Excise Tax,
1,125	Rev., 5.00%, 07/01/16	1,197
970	Series A, Rev., 5.63%, 07/01/09 (p)	1,006
1,500	City of Tucson, GO, MBIA, 5.00%, 07/01/18	1,572
1,000	City of Tucson, Airport Authority, Inc., Rev., FSA, 5.00%, 06/01/12	1,059
1,725	City of Tucson, Street & Highway, Junior Lien, Series 1994-E, Rev., FGIC, 5.50%, 07/01/10 (p)	1,824
	Greater Arizona Development Authority,
1,000	Series A, Rev., MBIA, 5.00%, 08/01/15	975
1,235	Series A, Rev., MBIA, 5.60%, 08/01/08	1,271
2,000	Maricopa County, Elementary School District No. 28-Kyrene Elementary, Capital Appreciation, Series C, GO, FGIC, Zero Coupon, 01/01/11	1,813
1,000	Maricopa County, High School District No 210-Phoenix, GO, FSA, 5.25%, 07/01/19	1,061
1,265	Maricopa County, School District No. 38-Madison Elementary, Project of 2004, Series A, GO, MBIA, 5.00%, 07/01/15	1,285
1,225	Maricopa County, Unified School District No. 4-Mesa, GO, FSA, 5.00%, 07/01/11	1,300

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arizona — Continued
1,020	Maricopa County, Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, FGIC, 4.75%, 07/01/11	1,055
	Maricopa County, Unified School District No. 69-Paradise Valley,
3,100	GO, AMBAC, 5.80%, 07/01/09	3,225
1,000	GO, MBIA, 6.35%, 07/01/10	1,073
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Certificates Ownership, Series A, GO, FGIC, 5.25%, 07/01/14	1,081
2,950	Maricopa County IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (p)	2,278
1,905	Navajo County Unified School District No. 20, Projects of 2005, Series A, Rev., MBIA, 5.00%, 07/01/18	1,951
1,500	Northern Arizona University, COP, AMBAC, 5.00%, 09/01/15	1,489
1,380	Phoenix Civic Improvement Corp., Airport Improvement, Senior Lien, Series B, Rev., 6.00%, 04/04/08	1,384
3,000	Phoenix Civic Improvement Corp., Sub Lien Series B, Rev., MBIA, 5.00%, 07/01/15	3,203
	Pima County, Justice Building Project,
1,065	Series A, COP, AMBAC, 5.00%, 07/01/16	1,118
1,000	Series A, COP, AMBAC, 5.00%, 07/01/17	1,041
1,560	Pima County, Unified School District No. 12 Sunnyside, GO, FSA, 5.00%, 07/01/14	1,682
145	Pima County IDA, Series A, Rev., 6.40%, 04/04/08	145
	Scottsdale Municipal Property Corp.,
2,500	Rev., 5.00%, 07/01/14	2,700
3,000	Rev., 5.00%, 07/01/17	3,211
1,000	Show Low IDA, Navapache Regional Medical Center, Series A, Rev., ACA, 5.50%, 04/04/08	991
1,670	Tucson Airport Authority, Inc., Sub Lien, Rev., AMT, MBIA, 5.00%, 12/01/16	1,652
3,000	Tucson & Prima County IDA, Series B, Rev., GNMA/FNMA/FHLMC, 4.60%, 06/01/17	3,016
	University of Arizona,
1,365	Series A, COP, AMBAC, 5.00%, 06/01/15	1,388
145	Series A, COP, AMBAC, 5.50%, 06/01/12	152
1,555	Series A, COP, AMBAC, 5.50%, 06/01/12 (p)	1,672
1,000	Series B, COP, AMBAC, 5.00%, 06/01/15	1,000
1,100	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., FSA, 5.13%, 04/04/08	1,122
3,000	Yuma County IDA, Multi-Family Mortgage, Series A, Rev., GNMA COLL, 6.10%, 09/20/09	3,097
1,000	Yuma County IDA, Yuma Regional Medical Center, Rev., MBIA, 5.50%, 04/04/08 (p)	1,022
		130,255
	California — 2.0%
3,000	State of California, GO, 5.00%, 09/01/16	3,090
	Georgia — 1.2%
2,000	Main Street Natural Gas, Inc., Series A, Rev., 5.25%, 09/15/20	1,820
	Illinois — 2.0%
1,000	City of Chicago, Neighborhoods Alive 21 Program, GO, AMBAC, 5.00%, 01/01/14 (p)	1,069
1,000	City of Chicago, Wastewater Transmission, Second Lien, Series B, Rev., FGIC, 5.00%, 01/01/17	987
1,000	State of Illinois, GO, 5.00%, 01/01/16	1,018
		3,074
	New York — 1.4%
2,000	New York City, Series D, GO, FGIC-TCRS, 5.00%, 11/01/14	2,052
	Texas — 1.2%
1,700	Eagle Mountain & Saginaw Independent School District, School Building, GO, PSF-GTD, 5.00%, 08/15/17	1,734
	Wisconsin — 1.1%
1,600	State of Wisconsin, Series C, GO, 5.00%, 05/01/14	1,717
	West Virginia — 0.7%
1,000	West Virginia School Building Authority, Capital Improvement, Series A, Rev., FGIC, 5.00%, 07/01/16	1,047
	Total Long-Term Investments (Cost $144,082)	144,789

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   21

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.7%
	Investment Company — 3.7%
5,696	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $5,696)	5,696
	Total Investments — 98.8% (Cost $149,778)	150,485
	Other Assets in Excess of Liabilities — 1.2%	1,833
	NET ASSETS — 100.0%	$152,318

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 99.0%
	Municipal Bonds — 99.0%
	Arizona — 1.0%
1,000	Tucson & Prima Counties, IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/01/14 (p)	774
	California — 3.4%
	San Marcos, Public Facilities Authority, Custody Receipts,
1,715	Rev., Zero Coupon, 01/01/19 (p)	1,008
2,850	Rev., Zero Coupon, 09/01/19 (p)	1,622
		2,630
	Colorado — 0.9%
1,000	El Paso County, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/15 (p)	738
	Kansas — 2.5%
1,600	Kansas City, Single Family Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	1,235
1,000	Saline County, Single-Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	731
		1,966
	Kentucky — 82.3%
	Boone County, School District Finance Corp., School Building,
1,740	Series B, Rev., 5.38%, 08/01/10 (p)	1,851
1,000	Series B, Rev., FSA, 5.38%, 08/01/10 (p)	1,064
1,225	Christian County, Public Courthouse Corp., District Court Facility Project, Rev., 5.10%, 11/01/10 (p)	1,303
1,010	City of Bowling Green, GO, 5.25%, 06/01/10	1,059
	City of Richmond Water, Gas & Sewer,
100	Series A, Rev., MBIA, 5.00%, 07/01/08	103
255	Series B, Rev., MBIA, 5.00%, 07/01/08	261
	Fayette County, School District Finance Corp.,
2,000	Rev., 5.38%, 09/15/09 (p)	2,097
1,000	Rev., 5.50%, 09/15/09 (p)	1,050
1,645	Rev., 5.50%, 06/01/10 (p)	1,752
450	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.90%, 04/04/08	451
2,465	Hardin County, School District Finance Corp., Rev., 5.50%, 02/01/10 (p)	2,607
1,000	Jefferson County, Capital Projects, Series A, Rev., FSA, 4.25%, 06/01/17	879
930	Jefferson County, Health Facilities, Jewish Hospital Healthcare Services, Inc., Rev., 5.65%, 04/04/08	941
	Jefferson County, School District Finance Corp.,
2,160	Series A, Rev., FSA, 4.50%, 07/01/16	2,073
1,000	Series A, Rev., FSA, 5.00%, 04/01/11	1,031
1,320	Series A, Rev., FSA, 5.25%, 07/01/09	1,361
1,000	Series B, Rev., FSA, 5.25%, 07/01/09 (p)	1,042
2,115	Kenton County Airport Board, Cincinnati/Northern Kentucky, Series C, Rev., AMT, MBIA, 5.00%, 03/01/11	2,180
	Kentucky Asset Liability Commission, University of Kentucky Project,
1,500	Series A, Rev., AMBAC, 4.00%, 10/01/16	1,487
1,500	Series A, Rev., AMBAC, 5.00%, 10/01/17	1,563
1,000	Series B, Rev., 5.00%, 10/01/17	1,019
1,000	Kentucky Municipal Power Agency, Prairie State Project, Series A, Rev., MBIA, 5.25%, 09/01/17	986
1,000	Kentucky State Property & Buildings Commission, Project No. 63, Rev., 5.10%, 11/01/09 (p)	1,037
2,000	Kentucky State Property & Buildings Commission, Project No. 64, Rev., MBIA, 5.75%, 11/01/09 (p)	2,096
715	Kentucky State Property & Buildings Commission, Project No. 65, Rev., 6.00%, 02/01/10 (p)	756
1,500	Kentucky State Property & Buildings Commission, Project No. 66, Series A, Rev., MBIA, 5.60%, 05/01/10 (p)	1,584
1,000	Kentucky State Property & Buildings Commission, Project No. 67, Rev., 5.13%, 09/01/10 (p)	1,052
1,000	Kentucky State Property & Buildings Commission, Project No. 71, Rev., MBIA-IBC, 5.50%, 08/01/12	1,087
1,335	Kentucky State Property & Buildings Commission, Project No. 73, Rev., 5.25%, 11/01/11	1,421
1,000	Kentucky State Property & Buildings Commission, Project No. 76, Rev., AMBAC, 5.50%, 08/01/20	1,065
1,000	Kentucky State Property & Buildings Commission, Project No. 82, Rev., FSA, 5.25%, 10/01/18	1,065
	Kentucky State Property & Buildings Commission, Project No. 84,
1,000	Rev., MBIA, 5.00%, 08/01/21	994

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   23

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kentucky — Continued
1,175	Rev., MBIA, 5.00%, 08/01/22	1,152
1,500	Kentucky State Property & Buildings Commission, Project No. 85, Rev., FSA, 5.00%, 08/01/15 (p)	1,620
	Kentucky State Property & Buildings Commission, Project No. 87,
1,000	Rev., FGIC, 5.00%, 03/01/17	1,016
2,250	Rev., FGIC, 5.00%, 03/01/17	2,261
1,000	Kentucky State Turnpike Authority, Series B, Rev., AMBAC, 5.00%, 07/01/16	1,062
1,000	Kentucky State Turnpike Authority, Capital Appreciation Revitalization, Rev., FGIC, Zero Coupon, 01/01/10	946
70	Kentucky State Turnpike Authority, Resource Recovery, Rev., 6.63%, 04/04/08 (p)	71
	Kentucky State Turnpike Authority, Revitalization Projects,
1,000	Rev., AMBAC, 5.50%, 07/01/09	1,036
1,000	Series A, Rev., AMBAC, 5.50%, 07/01/11	1,074
25	Kentucky State Turnpike Authority, Toll Road, Rev., 6.13%, 04/04/08 (p)	25
	Lexington-Fayette County, Urban County Government,
1,000	Series A, Rev., 5.00%, 07/01/11	1,052
1,000	Series D, GO, MBIA, 4.00%, 11/01/16	964
1,495	Louisville & Jefferson County, Metro Government Board of Water Works, Rev., 5.00%, 11/15/16	1,608
	Louisville & Jefferson County, Metropolitan Sewer District,
1,000	Series A, Rev., AMBAC, 5.00%, 05/15/16	1,025
1,500	Series A, Rev., FGIC, 5.50%, 11/15/09	1,559
	Louisville & Jefferson County, Regional Airport Authority,
1,000	Series A, Rev., FSA, 5.75%, 07/01/11	1,073
1,420	Series A, Rev., MBIA, 6.00%, 04/04/08	1,451
	Louisville Regional Airport Authority,
1,000	Rev., AMBAC, 5.00%, 07/01/15	964
1,000	Rev., AMBAC, 5.00%, 07/01/15	950
1,000	Louisville Waterworks Board, Water System, Rev., FSA, 5.13%, 11/15/10	1,045
860	Northern Kentucky University, Student Housing Facilities Project, COP, AMBAC, 5.00%, 12/01/09	873
1,060	Oldham County, School District Financial, Rev., MBIA, 5.00%, 05/01/14	1,116
		64,260
	Louisiana — 5.2%
315	Louisiana Housing Finance Agency, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA, 6.65%, 04/04/08	320
1,000	Louisiana Public Facilities Authority, CR, Series B, Rev., FNMA, Zero Coupon, 12/01/19 (p)	563
4,300	New Orleans Home Mortgage Authority, Compound Interest, Series A, Rev., MBIA, VEREX, Zero Coupon, 10/01/15 (p)	3,161
		4,044
	Puerto Rico — 2.8%
1,480	Commonwealth of Puerto Rico, Capital Appreciation, GO, MBIA-IBC, Zero Coupon, 07/01/17	974
2,000	Puerto Rico Highway & Transportation Authority, Series A, Rev., AMBAC, Zero Coupon, 07/01/17	1,246
		2,220
	Texas — 0.9%
1,000	Central Housing Finance Corp., Single Family Mortgage, Rev., VA/PRIV MTGS, Zero Coupon, 09/01/16 (p)	695
	Total Long-Term Investments (Cost $75,514)	77,327

SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
204	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $204)	204
	Total Investments — 99.3% (Cost $75,718)	77,531
	Other Assets in Excess of Liabilities — 0.7%	562
	NET ASSETS — 100.0%	$78,093

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 96.0%
	Municipal Bonds — 96.0%
	California — 1.5%
1,000	State of California, Variable Purpose, GO, 5.00%, 09/01/16	1,030
	Georgia — 1.3%
1,000	Main Street Natural Gas, Inc., Series A, Rev., 5.50%, 09/15/23	895
	Louisiana — 87.3%
1,000	Calcasieu Parish Public Trust Authority, Student Lease, McNeese Student Housing Project, Rev., MBIA, 5.38%, 05/01/11	1,046
1,125	Calcasieu Parish School District No. 30, Ward 4, Public School Improvement, GO, FSA, 5.00%, 02/15/12	1,132
1,815	City of New Orleans, Capital Appreciation, GO, AMBAC, Zero Coupon, 09/01/17	1,132
495	City of New Orleans, Home Mortgage Authority, SO, 6.25%, 01/15/11 (p)	531
	City of New Orleans, Sewer Service,
1,000	Rev., FGIC, 5.38%, 06/01/10	1,005
1,000	Rev., MBIA, 5.00%, 06/01/08	939
	City of Shreveport, Certificates of Indebtedness,
1,000	Series A, Rev., AMBAC, 5.00%, 10/01/09	1,029
1,000	Series A, Rev., AMBAC, 5.50%, 10/01/09	1,051
2,310	East Baton Rouge Parish, Public Improvement, Sales & Use Tax, Series A, Rev., FGIC, 5.50%, 02/01/09 (p)	2,391
1,000	Jefferson Sales Tax District, Rev., AMBAC, 5.00%, 12/01/15	980
	Lafayette Parish, Public Improvement, Sales Tax,
1,195	Series B, Rev., FGIC, 5.45%, 03/01/09 (p)	1,244
1,985	Series B, Rev., FGIC, 5.60%, 03/01/09 (p)	2,070
1,500	Louisiana Energy & Power Authority, Rev., FSA, 5.75%, 01/01/13	1,645
	Louisiana Housing Finance Agency, Single Family Mortgage,
10	Series B-1, Rev., GNMA/FNMA COLL, 6.00%, 04/04/08	10
305	Series B-2, AMT, Rev., GNMA/FNMA, FHA/VA MTGS, 4.80%, 04/04/08	307
10	Series D-2, AMT, Rev., GNMA/FNMA COLL, 6.10%, 04/04/08	10
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition, Rev., AMBAC, 5.25%, 12/01/18	3,123
1,775	Louisiana Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvement Project, Rev., AMBAC, 5.00%, 05/01/17	1,803
	Louisiana Office Facilities Corp., Capitol Complex Program,
2,055	Rev., AMBAC, 5.50%, 05/01/11	2,180
1,000	Series A, Rev., MBIA, 5.13%, 03/01/09	1,026
1,000	Series A, Rev., MBIA, 5.38%, 03/01/09	1,024
1,220	Series A, Rev., MBIA, 5.50%, 03/01/09	1,257
35	Louisiana Public Facilities Authority, Alton Ochsner Medical Foundation Project, Series B, Rev., MBIA, 5.75%, 04/04/08 (p)	35
	Louisiana Public Facilities Authority, CR, Multi-Family Carriage,
8,000	Series A, Rev., FHLMC, Zero Coupon, 02/01/20 (p)	4,409
7,000	Series B, Rev., FNMA, Zero Coupon, 12/01/19 (p)	3,944
2,495	Louisiana Public Facilities Authority, Department of Public Safety, JT Emergency, Rev., FSA, 5.50%, 08/01/11 (p)	2,681
1,475	Louisiana Public Facilities Authority, Hospital, Franciscan Missionaries, Series A, Rev., FSA, 5.50%, 07/01/12	1,586
95	Louisiana Public Facilities Authority, Hospital, Pendleton Memorial Methodist, Rev., 5.00%, 06/01/08 (p)	96
	Louisiana Public Facilities Authority, Hospital, Women’s Foundation Project,
1,000	Rev., FGIC, 5.00%, 04/01/15	960
500	Rev., FSA, 6.00%, 10/01/10 (p)	537
1,000	Louisiana Public Facilities Authority, Hurricane Recovery Program, Rev., AMBAC, 5.00%, 06/01/17	1,012
1,000	Louisiana Stadium & Exposition District, Hotel Occupancy Tax & Stadium, Series B, Rev., FGIC, 5.25%, 07/01/09 (p)	1,051
1,000	Orleans Parish, Parishwide School District, Series A, GO, FGIC, 5.13%, 04/04/08	1,000
250	Orleans Parish, School Board, GO, FGIC, 5.30%, 04/04/08	250
555	Orleans Parish, School Board, Public School, Capital Refinancing, Rev., MBIA, 6.00%, 06/01/09	577
1,000	Ouachita Parish, Hospital Service District 1, Glenwood Regional Medical Center, Rev., FSA, 5.70%, 05/15/10 (p)	1,058

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   25

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — Continued
1,675	Port New Orleans Board of Commissioners, Rev., AMBAC, 5.63%, 04/01/11	1,747
275	St. Tammany Parish, Public Trust Financing Authority, Christwood Project, Rev., 5.25%, 11/15/08 (i)	274
	State of Louisiana,
1,500	Series A, GO, FGIC, 5.25%, 11/15/10 (p)	1,589
1,000	Series A, GO, FGIC, 5.50%, 05/15/11	1,051
2,875	Series A, GO, MBIA, 5.80%, 08/01/10	3,021
250	Series B, GO, MBIA, 5.60%, 08/01/08	252
3,500	Series B, GO, MBIA, 5.63%, 08/01/13	3,764
1,500	Series C, GO, FSA, 5.00%, 05/01/16	1,577
1,085	Tangipahoa Parish, School Board, Rev., AMBAC, 5.50%, 03/01/11	1,141
		60,547
	Massachusetts — 1.5%
1,000	Commonwealth of Massachusetts, Consolidated Loan, Series D, GO, 5.00%, 08/01/16	1,048
	Ohio — 4.4%
1,000	Franklin County Convention Facilities Authority, Tax & Lease Anticipation Bonds, Rev., 5.00%, 12/01/17	1,003
	Ohio Housing Finance Agency, Hillwood II Project,
755	Rev., AMT, GNMA COLL, 4.38%, 05/20/11	762
1,245	Rev., AMT, GNMA COLL, 4.70%, 05/20/16	1,256
		3,021
	Total Long-Term Investments (Cost $64,228)	66,541

SHARES
Short-Term Investment — 3.0%
	Investment Company — 3.0%
2,067	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $2,067)	2,067
	Total Investments — 99.0% (Cost $66,295)	68,608
	Other Assets in Excess of Liabilities — 1.0%	724
	NET ASSETS — 100.0%	$69,332

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 96.6%
	Municipal Bonds — 96.6%
	Colorado — 0.6%
3,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 09/01/19	1,510
	Florida — 0.8%
2,000	Miami-Dade County, Aviation, Miami International Airport, Series B, Rev., AMT, XLCA, 5.00%, 10/01/15	1,944
	Illinois — 1.8%
3,900	Regional Transportation Authority, Series A, Rev., MBIA, 5.75%, 07/01/14	4,341
	Michigan — 83.7%
2,500	Battle Creek, Tax Allocation, MBIA, 5.00%, 05/01/08	2,507
2,300	Caledonia Community Schools, GO, MBIA Q-SBLF, 5.00%, 05/01/15	2,344
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, MBIA, 5.00%, 05/01/15	1,685
	Chelsea Economic Development Corp., United Methodist Retirement,
1,075	Rev., 5.40%, 11/15/08	1,060
2,000	Rev., 5.40%, 11/15/08	1,832
2,840	Chippewa Valley Schools, GO, MBIA Q-SBLF, 5.00%, 05/01/13	3,044
	City of Dearborn School District,
4,000	GO, FGIC Q-SBLF, 5.00%, 05/01/17	4,130
	City of Detroit,
2,570	Series A, GO, FSA, 5.25%, 04/01/09	2,655
3,000	Series A, Rev., FSA, 5.00%, 07/01/16	3,149
1,500	Series A-1, GO, MBIA, 5.38%, 10/01/11	1,576
2,000	Series B, Rev., MBIA, 6.00%, 07/01/10	2,124
4,015	Series B, Rev., VAR, MBIA, 5.25%, 07/01/17	4,159
	City of Detroit, Capital Appreciation,
5,000	Series A, Rev., FGIC, Zero Coupon, 07/01/13	4,003
1,500	Series A, Rev., FGIC, Zero Coupon, 07/01/17	934
1,800	City of Detroit, Wayne County Stadium Authority, Rev., FGIC, 5.50%, 04/04/08	1,821
1,500	City of Grand Rapids, Water Supply Rev., FGIC, 5.75%, 01/01/11	1,585
	Clarkston Community Schools,
4,090	GO, AMBAC Q-SBLF, 5.00%, 05/01/08 (p)	4,108
2,580	GO, AMBAC Q-SBLF, 5.05%, 05/01/08 (p)	2,591
2,075	East Grand Rapids Public School District, GO, FSA Q-SBLF, 5.00%, 05/01/14	2,149
1,000	East Lansing School District, School Building Site, GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,049
1,105	Emmet County Building Authority, GO, AMBAC, 5.00%, 05/01/13	1,161
1,000	Fitzgerald Public School District, School Building & Site, Series B, GO, AMBAC, 5.00%, 11/01/14 (p)	1,079
2,000	Forest Hills Public Schools, GO, 5.25%, 05/01/10 (p)	2,095
1,000	Grand Blanc Community Schools, School Building & Site, GO, FSA Q-SBLF, 5.00%, 05/01/14	1,062
1,060	Grand Ledge Public School District, GO, FGIC Q-SBLF, 5.00%, 05/01/15	1,072
1,370	Grand Rapids Building Authority, GO, AMBAC, 5.75%, 08/01/10	1,441
2,000	Harper Creek Community School District, GO, Q-SBLF, 5.50%, 05/01/11 (p)	2,136
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.38%, 05/01/11	2,813
1,515	Healthsource Saginaw Inc. GO, MBIA, 5.00%, 05/01/15	1,510
	Howell Public Schools, School Building & Site,
1,600	GO, Q-SBLF, 5.00%, 11/01/13	1,705
	Jackson Capital Appreciation, Downtown Development,
1,620	GO, FSA, Zero Coupon, 06/01/16	1,114
1,710	GO, FSA, Zero Coupon, 06/01/17	1,103
2,060	GO, FSA, Zero Coupon, 06/01/18	1,243
1,200	GO, FSA, Zero Coupon, 06/01/19	679
	Jackson Public Schools, School Building & Site,
1,130	GO, FGIC Q-SBLF, 5.60%, 05/01/10 (p)	1,192
1,405	GO, FGIC Q-SBLF, 5.65%, 05/01/10 (p)	1,484
1,620	GO, FSA Q-SBLF, 5.00%, 05/01/14	1,677
1,390	Jenison Public Schools, GO, FGIC, 5.25%, 05/01/15	1,488
1,790	Lake Orion Community School District, Series A, GO, FGIC Q-SBLF, 5.75%, 05/01/10 (p)	1,894
1,250	Lansing Community College, Building & Site, GO, MBIA, 5.00%, 05/01/13	1,277
470	Livingston County Building Authority, GO, 5.80%, 07/01/08	475
	Lowell Area Schools, Capital Appreciation,
5,000	GO, FGIC Q-SBLF, Zero Coupon, 05/01/14	3,818
1,425	GO, FGIC Q-SBLF, Zero Coupon, 05/01/16	963
1,155	Michigan Higher Education Facilities Authority, Calvin College Project, Limited Obligation, Rev., 5.50%, 12/01/10 (p)	1,225

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   27

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, 5.50%, 09/01/11	1,300
	Michigan Higher Education Student Loan Authority,
1,200	Series XII-T, Rev., AMBAC, 5.30%, 09/01/10	1,242
1,000	Series XVII-A, Rev., VAR, AMBAC, 5.75%, 06/01/08	1,003
1,500	Series XVII-F, Rev., AMBAC, 4.20%, 03/01/09	1,501
2,500	Michigan Municipal Bond Authority, Clean Water Revolving Fund, Rev., 5.88%, 10/01/10 (p)	2,700
1,250	Michigan Municipal Bond Authority, Drinking Water Revolving Fund, Rev., 5.00%, 10/01/14	1,301
1,055	Michigan Municipal Bond Authority, Local Government Lien Program, Series 4-A, Rev., AMBAC, 5.00%, 05/01/14	1,106
1,245	Michigan Public Power Agency, Combustion Turbine No. 1 Project, Series A, Rev., AMBAC, 5.25%, 01/01/12	1,307
	Michigan State Building Authority, Facilities Program,
2,675	Series I, Rev., 5.25%, 10/15/09	2,760
1,250	Series I, Rev., FSA, 5.25%, 10/15/13	1,349
	Michigan State Hospital Finance Authority, Mercy Health Services,
1,000	Series R, Rev., AMBAC, 5.38%, 04/04/08 (p)	1,007
3,795	Series U, Rev., 5.63%, 04/04/08 (p)	3,841
6,875	Series W, Rev., FSA, 5.25%, 04/04/08 (p)	6,956
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
2,000	Series A, Rev., 5.00%, 07/15/14	2,055
1,030	Series A, Rev., 5.00%, 07/15/17	1,030
2,215	Michigan State Hospital Finance Authority, Port Huron Hospital Obligation, Rev., FSA, 5.38%, 04/04/08	2,219
	Michigan State Hospital Finance Authority, Sparrow Obligation Group,
1,500	Rev., MBIA, 5.00%, 05/15/15	1,482
1,000	Rev., 5.00%, 11/15/15	1,027
1,000	Rev., 5.00%, 11/15/16	1,018
500	Rev., 5.00%, 11/15/17	499
1,000	Rev., 5.00%, 11/15/17	988
	Michigan State Housing Development Authority, Weston Limited Obligation,
1,090	Series A, Rev., GNMA COLL, 4.10%, 12/20/14	1,053
1,880	Series A, Rev., GNMA COLL, 4.60%, 12/20/24	1,680
	Michigan State Trunk Line,
3,000	Rev., FSA, 5.00%, 11/01/16	3,204
1,000	Rev., FSA, 5.25%, 11/01/20	1,056
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.00%, 05/01/21	1,323
1,210	Newaygo Public Schools, GO, MBIA Q-SBLF, 5.00%, 05/01/15	1,218
1,000	North Kent Sewer Authority, Rev., MBIA, 5.00%, 11/01/16	1,014
150	Northwestern Michigan College, Improvement, Unrefunded Balance, GO, FGIC, 5.60%, 10/01/09	155
2,500	Oakland County Economic Development Corp., Cranbrook Educational Community, Rev., 5.00%, 11/01/08	2,487
1,670	Oakland University, Rev., AMBAC, 5.25%, 05/15/14	1,720
1,070	Otsego Public School District, GO, FSA Q-SBLF, 5.00%, 05/01/17	1,119
1,000	Otsego Public School District, School Building & Site, GO, FSA Q-SBLF, 5.00%, 05/01/14 (p)	1,076
800	Paw Paw Public School District, GO, FGIC Q-SBLF, 6.50%, 05/01/09	818
1,910	Pinckney Community Schools, GO, FSA Q-SBLF, 5.00%, 05/01/14	1,959
1,000	Rochester Community School District, GO, MBIA Q-SBLF, 5.00%, 05/01/19	1,019
1,000	Rockford Public School District, GO, FSA Q-SBLF, 5.00%, 05/01/15	1,019
	South Lyon Community Schools, School Building & Site,
1,375	GO, FGIC, 5.25%, 11/01/12 (p)	1,480
1,935	Series II, GO, FGIC Q-SBLF, 5.00%, 05/01/15	1,957
	South Macomb Disposal Authority,
1,085	Rev., AMBAC, 5.38%, 09/01/10	1,129
1,590	Rev., AMBAC, 5.38%, 09/01/10	1,655
1,500	South Redford School District, School Building & Site, GO, MBIA Q-SBLF, 5.00%, 05/01/15	1,516
	Southfield Library Building Authority,
1,450	GO, MBIA, 5.00%, 05/01/15	1,492
1,560	GO, MBIA, 5.00%, 05/01/15	1,590
3,100	Southfield Public Schools, School Building & Site, Series B, GO, FSA Q-SBLF, 5.13%, 05/01/14 (p)	3,356
1,765	St John’s Public Schools, GO, FGIC Q-SBLF, 5.00%, 05/01/08 (p)	1,773

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
	State of Michigan,
2,000	COP, AMBAC, 5.50%, 06/01/10 (p)	2,098
3,000	Rev., FSA, 5.25%, 11/01/16	3,259
4,500	Rev., FSA, 5.25%, 11/01/17	4,864
3,130	Rev., FSA, 5.25%, 05/15/18	3,357
1,000	Rev., FSA, 5.25%, 05/15/21	1,045
945	Tawas City Hospital Finance Authority, St. Joseph Asset Guaranty, Series A, Rev., RADIAN-IBCC, 5.60%, 04/04/08 (p)	989
1,030	Tecumseh Public Schools, GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,082
	University of Michigan, Hospital,
6,000	Series A-1, Rev., 5.25%, 06/01/08	6,089
1,000	Series D, Rev., 5.00%, 12/01/10	1,051
	Utica Community Schools, School Building & Site,
1,000	GO, MBIA Q-SBLF, 5.00%, 05/01/15	1,070
2,050	GO, MBIA Q-SBLF, 5.00%, 05/01/16	2,184
2,000	Walled Lake Consolidated School District, GO, Q-SBLF, 5.25%, 05/01/11	2,083
1,500	Wayne Charter County, Airport Series D, Rev., FGIC, 5.25%, 12/01/09	1,543
1,175	Wayne County, Sewer, Series B, GO, MBIA, 5.13%, 11/01/09	1,198
	Wayne State University,
2,000	Rev., FGIC, 5.25%, 11/15/09	2,054
2,000	Rev., FGIC, 5.38%, 11/15/09	2,074
2,015	West Bloomfield School District, GO, FSA, 5.00%, 05/01/15	2,040
1,000	Western Michigan University, Rev., MBIA, 5.00%, 11/15/13	1,013
1,000	Willow Run Community Schools, GO, FSA Q-SBLF, 5.00%, 05/01/15	1,019
1,500	Wyandotte Electric, Rev., MBIA, 4.00%, 10/01/08	1,523
1,000	Zeeland Public Schools, GO, FGIC, 5.00%, 05/01/15	999
		202,404
	New Jersey — 1.3%
3,000	New Jersey Transportation Trust Fund Authority, Grant Anticipation Bonds, Series A, Rev., FGIC, 5.00%, 06/15/15	3,167
	Puerto Rico — 1.0%
2,195	Commonwealth of Puerto Rico, GO, MBIA, 6.25%, 07/01/12	2,406
	Tennessee — 1.3%
3,200	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/14	3,241
	Texas — 5.5%
3,000	Austin Independent School District, GO, PSF-GTD, 5.25%, 08/01/14	3,281
1,500	City of San Antonio, Rev., MBIA, 5.00%, 05/15/15	1,522
1,000	Conroe Independent School District, Series C, GO, PSF-GTD, 5.00%, 02/15/15	1,016
4,000	Texas Public Finance Authority, Building & Procurement Projects, Series A, Rev., AMBAC, 5.00%, 02/01/14	4,271
3,000	Texas State Transportation Commission, Series A, Rev., 5.25%, 04/01/14	3,262
		13,352
	Washington — 0.6%
1,500	City of Seattle, Water Systems, Rev., MBIA, 5.00%, 09/01/15	1,500
	Total Long-Term Investments (Cost $231,875)	233,865

SHARES
Short-Term Investment — 2.6%
	Investment Company — 2.6%
6,190	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $6,190)	6,190
	Total Investments — 99.2% (Cost $238,065)	240,055
	Other Assets in Excess of Liabilities — 0.8%	1,940
	NET ASSETS — 100.0%	$241,995

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 96.9%
	Municipal Bonds — 95.9%
	Alabama — 0.9%
	Alabama 21st Century Authority, Tobacco Settlement,
1,020	Rev., 5.50%, 12/01/10	1,050
1,790	Rev., 5.75%, 06/01/10	1,863
2,000	Rev., 5.75%, 12/01/11	2,047
2,290	Rev., 5.85%, 06/01/10	2,384
3,365	Alabama Public School & College Authority, Capital Improvement, Rev., 5.25%, 11/01/08	3,465
2,000	Alabama State Dock Authority, Series A, Rev., AMT, MBIA, 5.00%, 10/01/14	2,095
1,290	Fairfield Industrial Development Board, USX Corp. Project, Rev., VAR, 5.40%, 11/01/16	1,325
		14,229
	Alaska — 1.9%
4,550	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, MBIA, 5.00%, 06/01/15	4,588
	Alaska Student Loan Corp.,
4,500	Series A, Rev., 5.00%, 06/01/11	4,688
3,690	Series A, Rev., AMBAC, 6.05%, 07/01/10	3,801
3,000	Series A-2, Rev., AMT, 5.00%, 12/01/16	3,044
3,000	Series A-3, Rev., AMT, 5.00%, 06/01/13	3,144
	City of North Slope Boro,
1,000	Series A, GO, MBIA, Zero Coupon, 06/30/10	927
6,350	Series A, GO, MBIA, Zero Coupon, 06/30/13	5,092
2,000	City of North Slope Boro, Capital Appreciation, Series B, GO, MBIA, Zero Coupon, 06/30/09	1,922
	Four Dam Pool Power Agency, Electrical,
1,830	Series A, Rev., LOC: Dexia Credit Local, 5.00%, 07/01/14	1,802
1,945	Series A, Rev., LOC: Dexia Credit Local, 5.00%, 07/01/14	1,902
1,030	Series A, Rev., LOC: Dexia Credit Local, 5.00%, 07/01/14	1,004
		31,914
	Arizona — 3.6%
485	Arizona Housing Finance Authority, Series 2A, Rev., VAR, GNMA/FNMA/FHLMC, 5.63%, 07/01/12	494
	Arizona State University,
2,100	COP, MBIA, 5.00%, 07/01/15	2,230
2,150	COP, MBIA, 5.00%, 07/01/16	2,270
3,605	COP, MBIA, 5.00%, 07/01/17	3,724
10,000	Rev., FSA, 5.25%, 07/01/09	10,347
	City of Phoenix,
3,595	Series B, GO, 5.00%, 07/01/12 (p)	3,802
5,670	Series B, GO, 5.00%, 07/01/16	6,102
2,645	City of Scottsdale, Rev., 5.25%, 07/01/22	2,745
1,735	Gila County, COP, 6.40%, 06/01/14 (i)	1,780
1,000	Gila County, IDA, Cobre Valley Community Hospital, Rev., ACA, 6.00%, 12/01/10	959
	Maricopa County IDA, Single-Family Mortgage,
5,542	Series 1B, Rev., VAR, GNMA/FNMA, 5.65%, 05/01/16	5,427
775	Series 2B, Rev., VAR, GNMA/FNMA/FHLMC, 5.95%, 09/01/12	783
5,210	Maricopa County Unified School District No. 11-Peoria, GO, FSA, 5.25%, 07/01/13	5,671
755	Phoenix, IDA, Single-Family Mortgage, Series 2002-2, Rev., VAR, AMT, GNMA/FNMA/FHLMC, 5.95%, 09/01/12	763
15	Pima County IDA, Single-Family Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/01/10	15
	Pinal County,
2,910	COP, 5.25%, 12/01/14	2,941
3,065	COP, 5.25%, 12/01/14	3,080
2,000	Tucson & Prima County IDA, Series B, Rev., GNMA/FNMA/FHLMC, 4.60%, 06/01/17	2,011
	Tucson & Pima Counties, IDA, Single-Family Mortgage, Mortgage-Backed Securities Program,
870	Series 1A, Rev., GNMA COLL, 5.63%, 07/01/12	886
70	Series 1A, Rev., GNMA/FNMA, 5.70%, 01/01/10	71
45	Series 1A, Rev., GNMA/FNMA, 6.10%, 01/01/10	46
2,990	Series A-1, Rev., GNMA/FNMA/FHLMC, 5.35%, 07/01/16	2,991
		59,138
	Arkansas — 0.9%
1,000	Arkansas Development Finance Authority, Mortgage-Backed Securities Mortgage Loan, Series D, Rev., AMT, GNMA/FNMA, 5.50%, 01/01/17	1,022
	Baxter County, Hospital Improvement,
1,000	Rev., 5.00%, 09/01/16	912
5,000	Series A, Rev., 5.60%, 09/01/09	4,903
	City of Springdale, Sales & Use Tax,
2,000	Rev., FSA, 4.20%, 07/01/13	2,007
3,000	Rev., FSA, 4.25%, 07/01/13	2,926
	Fayetteville, Sales & Use Tax,
265	Rev., FSA, 4.13%, 11/01/15	265
330	Rev., FSA, 4.25%, 11/01/15	325
1,200	Series A, Rev., FSA, 4.00%, 11/01/16	1,204

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arkansas — Continued
31	Lonoke County Residential Housing Facilities Board, Single-Family Mortgage, Series A-2, Rev., FNMA COLL, 7.90%, 04/01/11	31
2,000	Rogers Arkansas Water Revenue Improvement, Capital Improvement, GO, XLCA, 4.25%, 03/01/17	1,981
15	Stuttgart Public Facilities Board, Single-Family Mortgage, Series A, Class A-2, Rev., FNMA COLL, 7.90%, 04/04/08	15
		15,591
	California — 4.5%
1,600	California Home Mortgage Finance Authority, Mortgage-Backed Securities Program, Series E, Rev., GNMA/FNMA/FHLMC, 4.35%, 02/01/17	1,606
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, GO OF AGY, 5.38%, 02/01/09	1,433
	California Rural Home Mortgage Finance Authority, Single-Family Mortgage, Mortgage-Backed Security Program,
90	Series A, Rev., GNMA/FNMA, 5.00%, 06/01/11	91
1,980	Series A, Rev., GNMA/FNMA/FHLMC, 4.20%, 02/01/17	1,971
2,480	Series A, Rev., GNMA/FNMA/FHLMC, 5.40%, 06/01/16	2,484
2,475	Series C, Rev., GNMA/FNMA/FHLMC, 4.10%, 02/01/17	2,452
5,345	Series FH-1, Rev., 5.50%, 02/01/16	5,176
5,000	California State Public Works Board, Department of Corrections and Rehabilitation, Series J, Rev., 5.00%, 01/01/16	5,087
3,000	California Statewide Communities Development Authority, Rev., 5.00%, 12/01/17	3,000
4,780	California Statewide Communities Development Authority, Poinsettia Apartments , Series B, Rev., VAR, LIQ: FNMA, 4.75%, 06/15/11	4,949
1,000	Golden State Tobacco Securitization Corp., Asset Backed, Series A-1, Rev., 5.00%, 06/01/15	996
4,375	Kaweah Delta Health Care District, Rev., 5.00%, 08/01/12	4,167
3,400	Pasadena Area Community College District, Election of 2002 Series C, GO, AMBAC, Zero Coupon, 08/01/14	2,588
100	Redondo Beach, Redevelopment Agency, Residential Mortgage, Series B, Rev., 6.25%, 04/04/08 (i)	100
5,000	Sacramento City Financing Authority, Rev., FGIC, 5.00%, 12/01/15	4,894
	State of California,
3,415	GO, 5.00%, 06/01/13	3,616
5,000	GO, 5.00%, 03/01/14	5,276
5,000	GO, 5.00%, 08/01/15	4,920
5,000	GO, 5.00%, 10/01/15	5,258
5,000	GO, 5.13%, 04/01/14	4,854
	State of California,
5,000	Series B, GO, VAR, 5.00%, 03/01/23	5,167
5,000	GO, 5.00%, 12/01/17	4,746
		74,831
	Colorado — 3.8%
2,300	Arapahoe County, Single-Family Mortgage, Rev., IMI, Zero Coupon, 09/01/10 (p)	2,136
1,920	City of Aurora, Colorado, McKesson Corp. Project, Series A, Rev., VAR, 5.38%, 04/04/08	1,921
5,030	City of Aurora, Single-Family Mortgage, Series A-2, Rev., Zero Coupon, 03/01/13 (p)	3,148
2,500	Colorado Health Facilities Authority, Adventist Health/Sunbelt, Series E, Rev., 5.00%, 11/15/13	2,592
2,415	Colorado Health Facilities Authority, Parkview Medical Center Project, Series B, Rev., 5.00%, 09/01/17	2,270
1,445	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single-Family Program, Series C-1, Rev., AMT, Zero Coupon, 05/01/08	440
	Colorado Housing & Facilities Finance Authority, Multi-Family Project,
650	Series C-3, Class I, AMT, Rev., 4.45%, 04/01/11	666
985	Series C-3, Class I, AMT, Rev., 4.55%, 10/01/12	1,011
975	Series C-3, Class I, AMT, Rev., 4.65%, 10/01/12	989
	Colorado Housing & Facilities Finance Authority, Single-Family Program,
185	Series B-2, Rev., MBIA-IBC, 6.80%, 04/01/09	188
1,100	Series C-2, Rev., AMT, FHA/VA MTGS, 7.05%, 10/01/09	1,157
	Denver City & County, Airport
5,000	Series A, Rev., AMBAC, 6.00%, 11/15/10	5,229
2,410	Series D, Rev., FSA, 5.50%, 04/11/08 (f) (u)	2,535
4,070	Series D, Rev., FSA, 5.50%, 04/11/08 (f) (u)	4,261
1,000	Series D, Rev., FSA, 5.50%, 04/11/08 (f) (u)	1,042
2,500	Series D, Rev., FSA, 5.50%, 04/11/08 (f) (u)	2,597

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Colorado — Continued
	Denver City & County, Capital Appreciation, Single-Family Mortgage,
1,000	Series A, Rev., MGIC, Zero Coupon, 07/01/08	884
9,850	Series A, Rev., MGIC, Zero Coupon, 07/01/08	7,061
4,857	Denver City & County, Single-Family Mortgage, Series A, Rev., VAR, AMT, GNMA/FNMA/FHLMC, 5.55%, 08/01/16	4,770
	Denver City & County, Single-Family Mortgage, Metropolitan Mayors Caucus,
180	Rev., GNMA/FNMA/FHLMC COLL, 6.00%, 05/01/12	182
430	Series A, Rev., GNMA/FNMA/FHLMC COLL, 6.15%, 05/01/12	441
165	Series A, Rev., VAR, GNMA/FNMA/FHLMC COLL, 7.30%, 11/01/10	168
1,000	Denver City & County, Special Facilities, Rental Car Project, Series A, Rev., MBIA, 6.00%, 01/01/09	1,031
5,660	Douglas County, School District No. Re-1, Series 163, GO, VAR, MBIA, 6.30%, 03/06/08	6,404
	El Paso County, Single-Family Mortgage,
195	Series A, Rev., GNMA/FNMA/FHLMC COLL, 6.20%, 05/01/09	197
3,351	Series A, Rev., VAR, GNMA/FNMA, 5.35%, 03/01/16	3,249
1,750	El Paso County, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.85%, 10/01/17	1,761
	Erie,
275	Rev., ACA, 5.13%, 12/01/08 (p)	280
725	Rev., ACA, 5.13%, 12/01/08	728
199	IDK Partners III Trust, Pass-Through Certificates, Series 1999, Class A, 5.10%, 08/01/23	199
3,500	Mesa County, Residential, Rev., Zero Coupon, 12/01/11 (p)	3,100
		62,637
	Connecticut — 0.8%
	City of Stamford, Housing Authority, Rippowam Park Apartments Project,
4,350	Rev., 6.25%, 10/01/08	4,448
9,200	Rev., 6.38%, 10/01/08	9,251
		13,699
	Delaware — 0.9%
	Delaware State EDA,
1,685	Rev., MBIA, 5.00%, 10/01/17	1,616
1,520	Rev., MBIA, 5.00%, 10/01/17	1,455
	Delaware State Housing Authority, Single-Family Mortgage,
1,230	Series A, Rev., GNMA/FNMA/FHLMC, 4.35%, 01/01/17	1,218
1,135	Series A-1, Rev., AMBAC, 5.17%, 07/01/09	1,154
2,500	Series B, Rev., 4.35%, 07/01/17	2,492
5,000	Series C-1, Rev., AMT, 5.55%, 07/01/17	5,095
1,250	Series D-1, Rev., AMT, 4.63%, 07/01/17	1,257
		14,287
	District of Columbia — 1.1%
11,840	District of Columbia, COP, AMBAC, 5.25%, 01/01/13	12,284
2,835	District of Columbia Housing Finance Agency, Single-Family Program, Series B, Rev., AMT, AMBAC, 5.63%, 06/01/15	2,919
2,895	District of Columbia Tobacco Settlement Financing Corp, Asset-Backed Bonds, Rev., 5.20%, 05/15/08	2,900
		18,103
	Florida — 6.1%
2,020	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.50%, 04/01/17	1,925
	Capital Projects Finance Authority, Capital Projects Loan Program,
2,385	Series F-1, Rev., MBIA, 5.50%, 08/01/11	2,507
2,880	Series F-1, Rev., MBIA, 5.50%, 08/01/11	3,009
5,000	Citizens Property Insurance Corp., High Risk Accounts, Series A, Rev., MBIA, 5.00%, 03/01/17	5,149
4,000	Collier Country School Board, COP, FSA, 5.25%, 02/15/21	4,125
4,985	Coral Gables Health Facilities Authority, Baptist Health, Rev., VAR, FSA, 5.00%, 08/15/14 (p)	5,367
1,200	Escambia County, Housing Finance Authority, Multi-County Program, Series A-1, Rev., GNMA/FNMA/FHLMC, 4.15%, 04/01/16	1,178
2,995	Escambia County Housing Finance Authority, Single-Family Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, FHA/VA GTD, 4.80%, 04/01/15	2,862
4,040	Florida Housing Finance Agency, Multi-Family Housing, Andover, Series E, Rev., 6.35%, 05/01/08	4,058
7,605	Florida State Department of Environmental Protection, Preservation, Series A, Rev., FSA, 5.50%, 07/01/12	8,228

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
	Fort Pierce Utilities Authority,
3,685	Rev., AMBAC, 5.00%, 10/01/12	3,888
2,330	Rev., AMBAC, 5.00%, 10/01/13	2,443
4,640	Rev., AMBAC, 5.00%, 10/01/13	4,865
	Highlands County Health Facilities Authority, Adventist Health,
2,500	Rev., VAR, 3.95%, 09/01/12	2,494
800	Series A, Rev., VAR, 5.00%, 11/15/15	810
1,000	Series A, Rev., VAR, 5.00%, 11/15/15	1,004
	Hillsborough County Aviation Authority, Tampa International Airport,
7,890	Series A, Rev., MBIA, 5.38%, 10/01/13	8,256
5,000	Series A, Rev., MBIA, 5.50%, 10/01/13	5,294
	Hillsborough County Housing Finance Authority,
2,000	Rev., AMT, GNMA/FNMA/FHLMC, 5.20%, 04/01/15	2,033
1,875	Series 2, AMT, Rev., GNMA/FNMA/FHLMC, 4.40%, 10/01/16	1,869
	Lee County, Solid Waste System,
1,135	Rev., MBIA, 5.63%, 10/01/11	1,195
6,850	Series A, Rev., AMBAC, 5.00%, 10/01/16	6,609
2,900	Miami-Dade County, Sub-Series A, Rev., SO, MBIA, Zero Coupon, 04/01/08	1,894
3,000	Miami-Dade County, Miami International Airport, Series B, Rev., AMT, CIFG, 5.00%, 10/01/15	3,040
1,215	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.30%, 04/01/15	1,247
2,000	Miami-Dade County School Board, Series A, COP, FGIC, 5.00%, 05/01/15	2,092
	Orange County, Housing Finance Authority,
2,560	Series A, Rev., AMT, 5.13%, 03/01/17	2,566
820	Series B, Rev., AMT, GNMA/FNMA, 5.40%, 09/01/12	831
2,790	Pinellas County Housing Finance Authority, Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.90%, 03/01/17	2,735
2,270	Pinellas County Housing Finance Authority, Multi-County Program, Series B-1, Rev., GNMA/FNMA, 5.20%, 03/01/15	2,321
5,000	Port St. Lucie, Rev., MBIA, 5.25%, 09/01/24	4,827
		100,721
	Georgia — 1.9%
2,995	Atlanta Urban Residential Finance Authority, Multi-Family Housing, Mortgage Backed Securities, Series B, Rev., GNMA/FNMA/FHLMC, 5.50%, 10/01/17	2,970
2,000	City of Atlanta, Water & Wastewater, Rev., FSA, 5.00%, 11/01/14	2,028
1,765	Fulton County, Housing Authority Multi-Family Housing, Concorde Place Apartments, Series A, Rev., 6.30%, 04/04/08 (p)	1,786
	Main Street Natural Gas, Inc.,
3,000	Series A, Rev., 5.50%, 09/15/24	2,646
5,000	Series B, Rev., 5.00%, 03/15/09	5,043
	State of Georgia,
5,000	Series C, GO, 5.50%, 07/01/14	5,555
10,660	Series D, GO, 5.25%, 12/01/13	11,702
		31,730
	Hawaii — 0.4%
600	Hawaii Housing & Community Development Corp., Multi-Family Housing, Sunset Villas, Rev., GNMA COLL, 5.00%, 07/20/10	609
5,000	State of Hawaii, Series DG, GO, AMBAC, 5.00%, 07/01/12	5,335
1,000	State of Hawaii, Airports, Second Series, Rev., FSA-CR, 6.90%, 07/01/12 (p)	1,082
		7,026
	Idaho — 0.2%
	Idaho Housing & Finance Association,
1,090	Series A, Class III, Rev., 5.55%, 07/01/11	1,116
1,675	Series B, Class III, Rev., 5.00%, 01/01/15	1,561
	Idaho Housing & Finance Association, Single-Family Mortgage,
95	Series D, Rev., FHA/VA MTGS, 6.45%, 04/04/08	96
135	Series E-2, Rev., 5.95%, 04/04/08	138
205	Series H, Rev., FHA/VA MTGS, 6.05%, 04/04/08	207
150	Sub Series A, Rev., FHA/VA MTGS, 5.35%, 04/04/08	152
		3,270
	Illinois — 4.9%
4,450	Chicago Heights, Series A, GO, FGIC, 5.65%, 12/01/08	4,531
6,000	Chicago Housing Authority, Rev., FSA, 5.00%, 07/01/09	6,171
5,980	Chicago O’Hare International Airport, 3rd Lien, Series C, Rev., AMT, MBIA, 5.25%, 01/01/15	5,689

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
5,000	Chicago Transit Authority, Federal Transit Administration, Section 5307, Series A, Rev., AMBAC, 5.25%, 06/01/13	5,343
	City of Aurora,
2,952	Series A, Rev., AMT, GNMA/FNMA/FHLMC COLL, FHA/VA GTD, 5.50%, 12/01/39	2,941
2,971	Series B, Rev., GNMA/FNMA/FHLMC COLL, 5.45%, 12/01/39	2,949
	City of Chicago,
7,580	Series A, GO, FSA, 5.25%, 01/01/14	7,891
1,310	Series C, Rev., GNMA/FNMA/FHLMC COLL, 4.20%, 12/01/16	1,301
3,485	City of Chicago, Gas Supply, Series B, Rev., VAR, 4.75%, 07/01/09	3,548
100	City of Chicago, Midway Airport, Series A, Rev., AMT, FSA, 5.13%, 01/01/11	94
	City of Chicago, Single-Family Mortgage,
1,980	Series B, Rev., VAR, GNMA/FNMA/FHLMC COLL, 6.00%, 04/01/12	2,068
3,860	Series C, Rev., GNMA/FNMA COLL, 5.75%, 12/01/15	3,939
185	Series C, Rev., MBIA-IBC, GNMA/FNMA/FHLMC, 7.00%, 09/01/10	191
5,890	Series E, Rev., GNMA/FNMA/FHLMC COLL, 5.50%, 06/01/16	5,909
4,000	Series K, Rev., GNMA/FNMA/FHLMC, 5.35%, 12/01/16	3,973
35	City of Peru, IDR, Construction Freightways Corp. Project, Series B, Rev., 5.25%, 01/01/04 (d) (i)	2
	Illinois Developmental Finance Authority, Multi-Family Housing, Lincoln Place,
3,430	Series A, Rev., GNMA COLL, 6.50%, 07/20/10	3,724
4,465	Series A, Rev., GNMA COLL, 6.60%, 07/20/10	4,798
1,500	Illinois Finance Authority, OSF Healthcare Systems, Rev., 5.25%, 05/15/14	1,388
60	Peoria, Moline & Freeport, Single-Family Collateral Mortgage, Series A, Rev., GNMA COLL FHA/VA MTGS, 7.60%, 04/04/08	61
	State of Illinois,
5,000	Rev., FSA, 5.00%, 06/01/15	4,928
3,925	Rev., 5.00%, 06/15/14	4,100
	University of Illinois, Academic Facilities Projects,
2,985	Series A, COP, AMBAC, 5.00%, 03/15/12	3,156
1,750	Series A, COP, AMBAC, 5.00%, 03/15/13	1,859
		80,554
	Indiana — 1.6%
	City of Indianapolis, Multi-Family Housing, Turtle Creek, North Apartments,
185	Series A, Rev., GNMA COLL/FHA INS, 3.40%, 12/20/09	185
550	Series A, Rev., GNMA COLL/FHA INS, 4.15%, 12/20/09	540
700	Series A, Rev., GNMA COLL/FHA INS, 4.38%, 12/20/09	652
	Indiana Health Facility Financing Authority, Ascension Health
1,175	Series A, Rev., VAR, 5.00%, 04/01/10	1,216
1,750	Series A-1, Rev., VAR, 5.00%, 05/01/13	1,817
	Indiana Health & Educational Facilities Finance Authority, Baptist Homes of Indiana,
805	Rev., 5.00%, 11/15/12	827
1,095	Rev., 5.00%, 11/15/15	1,103
1,000	Rev., 5.25%, 11/15/15	937
	Indiana Housing & Community Development Authority,
4,620	Series B-2, Rev., GNMA/FNMA, 5.00%, 07/01/14	4,642
3,285	Series C-2, Rev., GNMA/FNMA, 5.00%, 01/01/15	3,318
4,790	Indiana State Finance Authority Revenue, State Revolving Fund Program, Series B, Rev., 5.00%, 02/01/18	4,647
3,000	Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series F, Rev., AMBAC, 5.25%, 01/01/14	3,131
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., MBIA, 5.00%, 01/01/16	4,142
60	Town of Fremont, Consolidated Freightways Corp. Project, Rev., 5.25%, 05/01/04 (d) (i)	4
		27,161
	Iowa — 0.3%
5,000	Tobacco Settlement Authority of Iowa, Asset Backed, Series B, Rev., 5.30%, 06/01/11 (p)	5,311
	Kansas — 1.7%
1,905	City of Wichita, Hospital Facilities Improvement, Series XI, Rev., 6.75%, 11/15/09	2,023
1,010	Kansas Development Finance Authority, Multi-Family Housing, Lom Vista Apartments, Series O, Rev., GNMA COLL, 6.50%, 06/20/09	1,028
	Sedgwick & Shawnee Counties,
4,135	Series A, Rev., GNMA/FNMA, 5.40%, 12/01/15	4,167
1,670	Series A-3, Rev., GNMA/FNMA, 5.50%, 06/01/15	1,710
905	Series A-3, Rev., GNMA/FNMA, 5.65%, 06/01/15	872

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kansas — Continued
	Sedgwick & Shawnee Counties, Mortgage Backed Securities Program,
3,810	Series B-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 06/01/16	3,733
3,330	Series B-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 12/01/16	3,330
1,940	Series B-5, Rev., GNMA/FNMA/FHLMC, 4.10%, 12/01/16	1,930
	Sedgwick & Shawnee Counties, Single-Family Mortgage-Backed Securities Program,
385	Series A, Rev., VAR, GNMA/FNMA, 5.25%, 06/01/12	393
5,360	Series A, Rev., GNMA/FNMA/FHLMC, 5.45%, 06/01/16	5,414
1,045	Series A, Rev., VAR, GNMA/FNMA, 6.05%, 06/01/13	1,073
720	Series A-4, Rev., VAR, GNMA/FNMA COLL, 5.65%, 06/01/12	726
1,980	Series B-3, Rev., VAR, GNMA/FNMA, 5.75%, 12/01/12	1,902
		28,301
	Louisiana — 3.2%
	Calcasieu Parish Public Transportation Authority,
500	Series A, Rev., GNMA/FNMA, 5.55%, 04/01/08	510
315	Series B, Rev., GNMA/FNMA, 5.00%, 04/01/13	319
3,349	Calcasieu Parish Public Transportation Authority, Single-Family Mortgage, Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.35%, 09/01/16	3,331
3,095	City of Shreveport, Series A, GO, FGIC, 6.00%, 05/01/09	3,198
2,000	Denham Springs-Livingston Housing & Mortgage Finance Authority, Mortgage-Backed Securities Program, Rev., GNMA/FNMA/FHLMC, 5.00%, 04/01/17	1,952
	Jefferson Parish Home Mortgage Authority, Single-Family Mortgage,
685	Series B-1, Rev., VAR, GNMA/FNMA COLL, 6.65%, 06/01/11	716
4,025	Series C, Rev., GNMA/FNMA, 4.50%, 12/01/13	4,061
265	Series C-1, Rev., GNMA/FNMA, 7.00%, 06/01/10	268
1,915	Jefferson Parish School Board, Compound Interest, Rev., FSA, Zero Coupon, 09/01/08	1,889
1,250	Jefferson Parish, School Board, Sales & Use Tax, Single Family Mortgage, Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/01/16	1,240
750	Louisiana Correctional Facilities Corp., Rev., AMBAC, 5.00%, 09/01/16	777
	Louisiana Energy & Power Authority,
4,460	Rev., FSA, 5.75%, 01/01/11	4,774
4,320	Rev., FSA, 5.75%, 01/01/12	4,684
2,290	Rev., FSA, 5.75%, 01/01/13	2,511
	Louisiana Housing Finance Agency, Single-Family Access Program,
30	Series B, Rev., GNMA/FNMA COLL, 8.00%, 03/01/25	31
400	Series D-2, Rev., AMT, GNMA/FNMA COLL, 7.05%, 06/01/10	411
2,800	Louisiana Offshore Terminal Authority, Loop LLC Project, Rev., VAR, 5.00%, 06/01/12	2,782
5,000	Louisiana Public Facilities Authority, Franciscan Missionaries, Series A, Rev., FSA, 5.75%, 07/01/18	5,466
	Louisiana State Military Department, Custody Receipts,
1,470	Rev., 5.00%, 08/01/13	1,524
1,000	Rev., 5.00%, 08/01/15	1,029
3,000	St. Bernard Parish Home Mortgage Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.80%, 09/01/17	3,097
1,991	St. Tammany Parish Finance Authority, Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/01/16	1,922
	St. Tammany Parish Hospital Service District No. 2,
540	Series B, GO, RADIAN, 5.25%, 03/01/11	555
515	Series B, GO, RADIAN, 5.25%, 03/01/12	531
475	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.70%, 11/15/08 (i)	449
	Tangipahoa Parish Hospital Service District No. 1, North Oaks Medical Center Project,
1,805	Series A, Rev., 5.00%, 02/01/12	1,861
2,000	Series A, Rev., 5.38%, 02/01/13	2,087
1,190	Series A, Rev., 5.38%, 02/01/13	1,223
		53,198
	Maryland — 2.1%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 04/04/08	247
2,000	City of Baltimore, Port Facilities, Coal Sales, Rev., VAR, 6.50%, 03/20/08	2,038

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Maryland — Continued
5,000	Maryland State Department of Transportation County Transportation, Rev., 5.00%, 05/01/12	5,342
	Maryland State Economic Development Corp., University of Maryland College Parks Project,
1,000	Rev., CIFG, 5.00%, 06/01/16	981
1,000	Rev., CIFG, 5.00%, 06/01/16	966
	Prince Georges County, Housing Authority, Bristol Pines Apartments Project,
1,200	Rev., FNMA, 4.50%, 12/15/15	1,200
3,760	Rev., VAR, FNMA, 4.85%, 12/15/15	3,494
	Prince Georges County, Housing Authority, Single-Family Mortgage,
140	Series A, Rev., AMT, VAR, GNMA/FNMA/FHLMC, 5.60%, 06/01/12	141
	State of Maryland, State and Local Facilities Lien,
6,000	Series 1, GO, 5.00%, 03/15/17	6,166
5,450	Series 2, GO, 5.00%, 08/01/13	5,891
7,675	Series 2, GO, 5.00%, 08/01/13	8,214
		34,680
	Massachusetts — 1.9%
	Commonwealth of Massachusetts,
8,000	Series B, GO, 5.00%, 11/01/13	8,602
2,500	Series B, GO, FSA, 5.25%, 09/01/21	2,604
3,920	Series D, GO, MBIA, 5.38%, 08/01/12 (p)	4,208
1,795	Massachusetts Educational Financing Authority, Educational Loan, Series E, Rev., AMBAC, 4.60%, 01/01/10	1,807
4,000	Massachusetts Housing Finance Agency, Series C, Rev., VAR, AMT, 3.80%, 12/01/08	4,000
1,000	Massachusetts Housing Finance Agency, Single-Family Housing, Series 124, Rev., VAR, AMT, 4.90%, 12/01/15	952
1,095	Massachusetts Industrial Finance Agency, University Commons Nursing, Series A, Rev., FHA, 6.55%, 03/17/08	1,151
5,000	Massachusetts State Water Pollution Abatement, MWRA Program, Rev., 5.25%, 08/01/24	5,150
	New Bedford Housing Authority, Capital Funding Program,
675	Series A, Rev., 3.40%, 10/01/11	681
700	Series A, Rev., 3.60%, 10/01/12	707
725	Series A, Rev., 3.75%, 10/01/13	733
750	Series A, Rev., 3.90%, 10/01/14	757
		31,352
	Michigan — 1.6%
5,430	Detroit Water System, Senior Lien, Series A, Rev., FSA, 5.00%, 07/01/16	5,700
	Michigan Municipal Bond Authority, Local Government Loan Program,
2,500	Series B, Rev., AMBAC, 5.00%, 12/01/09	2,592
2,500	Series B, Rev., AMBAC, 5.00%, 12/01/10	2,631
	Michigan State Hospital Finance Authority, Oakwood Obligated Group,
5,000	Rev., 5.50%, 11/01/13	5,172
2,500	Series A, Rev., 5.00%, 07/15/15	2,546
	Michigan State Housing Development Authority,
3,780	Series A, Rev., AMT, GO OF AUTHORITY, 5.00%, 12/01/15	3,822
2,030	Series D, Rev., AMT, FSA, 4.95%, 07/01/15	1,953
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.13%, 07/01/14	2,417
		26,833
	Minnesota — 1.4%
7	Blaine, IDR, Consolidated Freightways Corp. Project, Rev., 5.15%, 01/01/04 (d) (i)	—	(h)
6,989	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 02/01/17	6,752
4,991	Minneapolis & St. Paul Housing Finance Board, Mortgage-Backed Securities Program, City Living, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 02/01/17	4,865
1,625	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.10%, 09/01/09	1,600
	Minnesota Housing Finance Agency, Residential Housing Finance,
1,800	Series D, Rev., AMT, GO OF AGY, 5.50%, 07/01/16	1,842
6,000	Series L, Rev., AMT, GO OF AGY, 5.50%, 01/01/17	6,128
1,140	Minnesota Housing Finance Agency, Single-Family Mortgage, Series A, Rev., GO OF AGY, 5.75%, 07/01/09	1,179
		22,366
	Mississippi — 0.9%
6,400	Mississippi Higher Education Assistance Corp., Student Loan, Series B-3, Rev., 5.45%, 09/01/08	6,586

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mississippi — Continued
7,625	Mississippi Home Corp, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.38%, 12/01/17	7,843
		14,429
	Missouri — 1.6%
915	Cameron IDA, Community Hospital, Rev., ACA, 6.25%, 12/01/10 (p)	991
2,105	City of St. Louis, Lambert, Series B, Rev., AMT, FSA, 5.00%, 07/01/17	2,114
	Missouri Housing Development Commission, Home Ownership Loan Program,
3,705	Series B, Rev., AMT, GNMA/FNMA, 5.80%, 09/01/14	3,829
1,250	Series B1, Rev., AMT, GNMA/FNMA/FHLMC, 5.05%, 09/01/16	1,233
5,000	Series C1, Rev., AMT, GNMA/FNMA/FHLMC, 5.60%, 03/01/17	5,108
	Missouri Housing Development Commission, Single Family Homeowner Mortgage,
170	Series B-1, Rev., AMT, GNMA/FNMA COLL, 6.15%, 03/01/10	174
235	Series B-1, Rev., AMT, MBIA-IBCC, 7.45%, 03/01/10	239
5,000	Springfield School District No R-12, GO, FSA, 5.25%, 03/01/16	5,055
2,995	St. Louis County, Housing Authority, Oakmont Hathaway & Brighton, Series A, Rev., LIQ: FNMA, 4.55%, 05/01/11	3,080
3,465	State of Missouri, Housing Development Community, Homeownership Loan Program, Series E-1, Rev., AMT, GNMA/FNMA, 5.60%, 03/01/16	3,535
1,385	State of Missouri, Water Pollution Control, Series A, GO, 5.00%, 12/01/17	1,469
		26,827
	Montana — 0.4%
	Montana Board of Housing, Single-Family Mortgage,
4,755	Series A, Rev., 5.25%, 06/01/15	4,934
1,015	Series B-2, Rev., AMT, 6.00%, 06/01/10	1,025
		5,959
	Nebraska — 0.5%
	Nebraska Investment Finance Authority,
3,230	Series C, Rev., 5.50%, 03/01/15	3,307
4,995	Series C, Rev., GNMA/FNMA/FHLMC, 5.25%, 03/01/14	5,079
		8,386
	Nevada — 1.8%
2,000	Clark County, Pollution Control, Series A, Rev., VAR, 3.25%, 03/02/09	2,004
14,575	Clark County School District, Series B, GO, FSA, 5.00%, 06/15/14	15,096
1,810	Las Vegas Special Improvement District No. 707, Special Assessment, Series A, FSA, 5.40%, 06/01/08	1,856
1,175	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., AMT, FNMA COLL, 5.45%, 10/01/10	1,192
	Nevada Housing Division, Single-Family Mortgage,
90	Series A-1, Rev., AMT, 5.20%, 04/04/08	91
10	Series B-1, Rev., AMT, 6.00%, 04/04/08	10
3,984	Nevada Rural Housing Authority, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.20%, 03/01/17	3,857
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.00%, 01/01/16	5,469
		29,575
	New Hampshire — 0.2%
3,545	City of Manchester, School Facilities Revenue, Rev., MBIA, 5.50%, 06/01/24	3,712
	New Jersey — 3.8%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.00%, 01/01/15	2,419
	New Jersey EDA, School Facilities Construction,
1,500	Series O, Rev., 5.00%, 03/01/12	1,589
3,000	Series O, Rev., 5.25%, 03/01/14	3,242
3,000	Series P, Rev., 5.25%, 09/01/15	3,216
	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems,
1,295	Rev., RADIAN, 5.00%, 07/01/10	1,320
1,355	Rev., RADIAN, 5.00%, 07/01/11	1,385
5,000	New Jersey State Highway Authority, Senior Parkway, Rev., FGIC, 5.50%, 01/01/13 (p)	5,446
	New Jersey Transportation Trust Fund Authority,
5,000	Series A, Rev., 5.25%, 12/15/20	5,213
2,000	Series A, Rev., 5.50%, 12/15/21	2,113
5,000	Series A, Rev., AMBAC, 5.50%, 12/15/15	5,485
8,690	Series B, Rev., AMBAC, 5.25%, 12/15/22	8,833
10,000	Series C, Rev., MBIA, 5.25%, 06/15/15 (p)	10,950
	Tobacco Settlement Financing Corp.,
7,875	Series 1A, Rev., 5.00%, 06/01/14	7,912
1,155	Series 1A, Rev., 5.00%, 06/01/16	1,140

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   37

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Jersey — Continued
2,550	Series 1A, Rev., 5.00%, 06/01/17	2,471
		62,734
	New Mexico — 1.2%
	New Mexico Educational Assistance Foundation, Student Loan Program, 1st Sub.,
985	Series A-2, Rev., 6.20%, 04/04/08	997
590	Series A-2, Rev., 6.30%, 04/04/08	598
	New Mexico Mortgage Finance Authority, Single-Family Mortgage,
3,850	Series B-2, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 01/01/17	3,822
4,575	Series B-3, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.20%, 01/01/17	4,532
3,825	Series C-2, AMT, Rev., FNMA/GNMA, 4.70%, 09/01/12	3,853
3,445	Series D-1, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 5.85%, 07/01/15	3,578
835	Series E-2, AMT, Rev., GNMA/FNMA/FHLMC COLL, 6.80%, 09/01/09	847
1,125	Taos County, Rev., RADIAN, 4.00%, 10/01/11	1,117
		19,344
	New York — 7.7%
1,095	Hempstead Town IDA, Adelphi University Civic Facilities, Rev., 5.25%, 02/01/09	1,138
	Islip Resource Recovery Agency, 1985 Facility,
1,000	Series F, Rev., FSA, 5.00%, 07/01/12	1,048
2,140	Series F, Rev., FSA, 5.00%, 07/01/13	2,250
1,000	Metropolitan Transportation Authority, Series C, Rev., 5.25%, 11/15/14	1,072
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., MBIA, 5.25%, 01/01/12	1,422
	New York City,
2,000	Series A, GO, 5.25%, 04/04/08	2,024
5,000	Series C, GO, 5.50%, 02/01/13	5,407
7,500	Series D, GO, 5.00%, 11/01/14	7,362
5,270	Series G, GO, 5.00%, 08/01/13	5,610
5,000	Series G, GO, 5.00%, 08/01/14	5,309
4,000	Series G, GO, 5.25%, 02/01/14	4,236
3,985	New York City, Unrefunded Balance,
	Series J, GO, 5.50%, 06/01/13	4,165
	New York City Transitional Finance Authority, Future Tax Secondary,
5,000	Series A, Rev., VAR, 5.50%, 11/01/11	5,318
10,000	Series B, Rev., 5.00%, 05/01/17	10,500
5,000	Series B, Rev., VAR, 5.25%, 02/01/11	5,235
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.00%, 06/01/13	1,951
1,295	New York State Dormitory Authority, Series B, Rev., VAR, 5.25%, 05/15/12	1,369
6,220	New York State Dormitory Authority, Court Facilities, Series A, Rev., 5.25%, 05/15/12	6,627
5,010	New York State Dormitory Authority, Court Facilities Lease, Rev., Series A, AMBAC, 5.50%, 05/15/20	5,324
	New York State Dormitory Authority, Jewish Board of Family & Children,
1,100	Rev., AMBAC, 5.00%, 07/01/11	1,149
1,150	Rev., AMBAC, 5.00%, 07/01/12	1,207
2,800	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series B, Rev., 6.00%, 08/15/16	3,082
5,000	New York State Thruway Authority, Series B, Rev., FGIC, 5.00%, 10/01/15	5,250
5,000	New York State Urban Development Corp., Unrefunded Balance, Series A, Rev., 5.50%, 01/01/17	5,271
	Port Authority of New York & New Jersey,
5,625	Rev., CONS-117, FGIC, GO OF AUTHORITY, 5.13%, 11/15/08	5,714
3,370	Rev., CONS-124, GO OF AUTHORITY, 5.00%, 08/01/08	3,426
4,130	Rev., CONS-127, AMBAC, GO OF AUTHORITY, 5.50%, 06/16/12	4,276
4,000	Rev., CONS-131, CIFG-TCRS, 5.00%, 06/15/13	4,066
	Tobacco Settlement Financing Corp, Asset-Backed Securities,
4,000	Series A-1, Rev., 5.00%, 06/01/12	4,184
1,450	Series A-1, Rev., 5.50%, 06/01/10	1,488
1,675	Series B-1, Rev., XLCA-ICR, 4.00%, 06/01/12	1,685
8,000	Series B-1C, Rev., 5.50%, 06/01/11	8,273
		126,438
	North Carolina — 1.9%
765	Asheville Housing Authority, Multi-Family, Battery Park Apartment, Series A, Rev., GNMA, 3.90%, 08/20/14	754
	North Carolina Eastern Municipal Power Agency,
5,500	Series A, Rev., AMBAC, 5.00%, 01/01/16	5,676
3,775	Series C, Rev., 5.38%, 01/01/13	3,858
	North Carolina Housing Finance Agency, Home Ownership,
150	Series 8-A, Rev., AMT, 5.95%, 01/01/10	151

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	North Carolina — Continued
1,510	Series 14-A, Rev., AMT, AMBAC, 4.35%, 07/01/11	1,512
2,850	Series 23-A, Rev., VAR, 5.00%, 07/01/15	2,879
2,500	Series 26-A, Rev., VAR, AMT, 5.50%, 01/01/16	2,567
1,700	Series 30-A, Rev., AMT, 5.50%, 01/01/17	1,737
10,945	State of North Carolina, Public Improvement, Series A, GO, 5.00%, 03/01/15	11,716
		30,850
	North Dakota — 0.7%
	North Dakota State Housing Finance Agency, Housing Finance Program,
60	Series A, Rev., 6.00%, 04/04/08	61
10,930	Series B, Rev., 5.50%, 01/01/16	11,326
		11,387
	Ohio — 3.0%
4,000	City of Columbus, Series D, GO, 5.00%, 12/15/09	4,167
5,900	Clark County, Lincoln Park Phase IB, Rev., VAR, 4.35%, 06/01/09	5,989
990	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Series B, Rev., 4.50%, 05/15/14	769
1,435	Cleveland-Cuyahoga County Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	1,364
	Cleveland-Cuyahoga County Port Authority, Port Cleveland Bond Fund,
1,055	Series A, Rev., 6.20%, 05/15/12	1,050
485	Series A, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	503
1,580	Series C, Rev., 5.25%, 05/15/12	1,577
1,495	Cleveland-Cuyahoga County Port Authority, Port Development of Cleveland, Series A, Rev., 5.38%, 05/15/08	1,433
	Cuyahoga County, Multi-Family Housing, Carter Manor,
300	Rev., GNMA, 3.25%, 09/20/09	300
550	Rev., GNMA, 4.00%, 09/20/14	540
	Dublin City School District, Capital Appreciation,
2,885	GO, FGIC, Zero Coupon, 12/01/13	2,274
3,580	GO, FGIC, Zero Coupon, 12/01/14	2,665
1,000	Franklin County, Online Computer Library Center, Rev., 5.00%, 04/15/09	1,016
1,065	Lucas County, Swan Creek Apartments Project, Series A, Rev., GNMA COLL, 5.95%, 12/20/10	1,079
2,500	Montgomery County, Care Facilities, Mary Scott Project, Series A, Rev., GNMA COLL, 6.55%, 09/20/11	2,672
1,000	Ohio Air Quality Development Authority, Cleveland Pollution Control, Series B, Rev., VAR, 3.75%, 10/01/08	1,006
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
195	Series B, Rev., AMT, GNMA COLL, 4.65%, 09/01/08	197
1,605	Series C, Rev., GNMA COLL, 4.63%, 01/01/11	1,612
	RiverSouth Authority, Area Redevelopment
2,430	Series A, Rev., 5.00%, 12/01/15	2,557
1,135	Series A, Rev., 5.25%, 12/01/15	1,227
5,000	State of Ohio, Common Schools, Series A, GO, 5.00%, 06/15/09	5,155
	Summit County Port Authority, Eastland Woods Project,
130	Series A, Rev., FHA INS, GNMA COLL, 3.25%, 12/20/09	130
425	Series A, Rev., FHA INS, GNMA COLL, 4.00%, 06/20/14	417
580	Series A, Rev., FHA INS, GNMA COLL, 4.35%, 06/20/14	537
1,020	Series A, Rev., FHA INS, GNMA COLL, 4.75%, 06/20/14	920
4,000	Summit County Port Authority, Edgewood Apartments Project, Rev., 4.25%, 05/01/10	3,992
	Toledo Lucas County, Port Authority Development, Northwest Ohio Bond Fund,
505	Series C, Rev., AMT, 6.00%, 05/15/11 (p)	522
600	Series E, Rev., 6.10%, 11/15/10	604
1,590	Toledo Lucas County, Port Authority Development, Northwest Ohio Bond Fund, Oracle, Series C, Rev., 5.35%, 11/15/12	1,632
1,710	Upper Arlington City, School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/14	1,297
		49,203
	Oklahoma — 0.6%
920	Canadian County, Home Finance Authority, Single-Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., VAR, GNMA COLL, 6.70%, 09/01/10	933
2,000	City of Enid, Municipal Authority, Sales Tax and Utility, Rev., AMBAC, 4.50%, 02/01/09	2,028

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   39

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oklahoma — Continued
	Oklahoma County Home Finance Authority, Mortgage-Backed Securities,
4,970	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.40%, 04/01/16	5,013
2,147	Series A-2, Rev., GNMA, 5.70%, 04/01/15	2,218
		10,192
	Oregon — 0.9%
1,230	Keizer Urban Renewal Agency, North River Economic, Tax Allocation, Series A, 5.00%, 12/01/12 (p)	1,267
1,890	Oregon State, Department of Administrative Services, Education Project, Series A, Rev., FSA, 5.25%, 04/01/09	1,952
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of the West, 5.10%, 05/01/13	2,585
2,485	Port of Portland, Portland International Airport, Series D, Rev., AMT, FGIC, 5.50%, 07/01/11	2,621
5,410	Washington, Multnomah & Yamill Counties School District No. 1J, Series 171, VAR, GO, MBIA, 6.30%, 03/06/08	6,024
		14,449
	Other Territory — 1.3%
	Multi-Family Housing, Bond Pass Through Certificates,
2,105	Series 7, Rev., VAR, 5.85%, 06/01/12	2,126
1,380	Series 2000-2, Rev., VAR, 6.00%, 12/01/10	1,395
2,815	Series 2000-3, Rev., VAR, 6.00%, 12/01/10	2,845
1,285	Multi-Family Housing, Bond Pass Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.95%, 12/01/12	1,299
2,375	Multi-Family Housing, Bond Pass Through Certificates, Lakewood Jefferson County, Series 6, Rev., 5.75%, 12/01/11	2,421
1,920	Multi-Family Housing, Bond Pass Through Certificates, Manzano Mesa Apartments, Series 2, Rev., VAR, 5.95%, 12/01/11	1,942
1,455	Multi-Family Housing, Bond Pass Through Certificates, Stonecrest-Dekalb County, Series 8, Rev., 5.90%, 12/01/11	1,478
2,520	Multi-Family Housing, Bond Pass Through Certificates, Town Center Villas, Series 12, Rev., 5.80%, 12/01/11	2,575
1,610	Multi-Family Housing, Bond Pass Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.85%, 06/01/11	1,647
2,515	Multi-Family Housing, Bond Pass Through Certificates, Western Groves Apartments, Series 4, Rev., VAR, 5.80%, 12/01/11	2,535
1,880	Multi-Family Housing, Bond Pass Through Certificates, Woodward Gables, Series 16, Rev., 5.60%, 12/01/11	1,889
		22,152
	Pennsylvania — 3.7%
1,235	Allegheny County Redevelopment Authority, Waterfront Project, Tax Allocation, Series A, 5.00%, 12/15/11	1,279
2,000	Allegheny County Residential Finance Authority, Single-Family, Series TT, Rev., GNMA/FNMA, 5.75%, 05/01/16	2,066
2,000	Bucks County IDA, Rev., VAR, 3.90%, 02/01/10	1,980
	City of Philadelphia,
3,000	Series A, GO, FSA, 5.00%, 08/01/14	3,215
1,700	Series A, GO, XLCA, 5.00%, 02/15/12	1,765
5,000	Commonwealth of Pennsylvania, First Series, GO, 5.00%, 10/01/12	5,361
	Commonwealth of Pennsylvania, Second Series,
8,730	GO, 5.00%, 01/01/15	9,372
10,675	GO, MBIA, 5.75%, 10/01/09 (p)	11,277
6,925	Harrisburg Authority, Series D-2, Rev., VAR, FSA, 5.00%, 12/01/13	7,378
5,000	Montgomery County IDA, Montenat Project, Series A, Rev., MBIA, 5.00%, 11/01/09	5,138
2,000	Pennsylvania Higher Educational Facilities Authority, Lasalle University, Series A, Rev., 5.00%, 05/01/12	2,047
800	Pennsylvania Housing Finance Agency, Single-Family Mortgage, Series 64, Rev., AMT, Zero Coupon, 10/01/08	755
2,500	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Health Services, Series A, Rev., MBIA, 5.70%, 11/15/11	2,500
270	Philadelphia Authority for Industrial Development, Senior Living Arbor House Project, Series E, Rev., 4.70%, 07/01/13	264
225	Philadelphia Authority for Industrial Development, Senior Living Rieder House Project, Series A, Rev., 4.70%, 07/01/13	220
215	Philadelphia Authority for Industrial Development, Senior Living Saligman House Project, Series C, Rev., 4.70%, 07/01/13	211

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pennsylvania — Continued
5,900	Westmoreland County IDA, Valley Landfill Project, Rev., GTD, VAR, 5.10%, 05/01/09	5,967
		60,795
	Puerto Rico — 0.5%
	Children’s Trust Fund, Tobacco Settlement,
2,915	Rev., 5.75%, 07/01/09 (p)	3,026
4,000	Rev., 5.75%, 07/01/10 (p)	4,246
		7,272
	South Carolina — 1.1%
3,500	Charleston Educational Excellence Finance Corp., Charleston County School District, Rev., 5.25%, 12/01/15	3,433
2,560	City of Columbia, Tourism, COP, AMBAC, 5.25%, 06/01/13	2,594
1,050	Laurens County School District No 055, Rev., 5.25%, 12/01/15	1,001
	Lexington County,
925	Rev., 6.00%, 05/01/11	980
1,090	Rev., 6.00%, 05/01/14	1,180
1,700	Rev., 6.00%, 05/01/14 (p)	1,908
4,125	Medical University Hospital Authority, Series A, Rev., FHA, MBIA, 5.25%, 08/15/14	4,070
3,735	South Carolina Jobs-EDA, Rev., CIFG, 5.00%, 05/01/16	3,690
		18,856
	South Dakota — 0.1%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
390	Series D, Rev., 4.80%, 05/01/11	406
495	Series D, Rev., 4.90%, 11/01/11	515
		921
	Tennessee — 3.0%
5,350	City of Memphis Electric System, Series A, Rev., MBIA, 5.00%, 12/01/13	5,612
3,000	Johnson City Health & Educational Facilities Board, 1st Mortgage, Series A, Rev., MBIA, 6.00%, 07/01/10 (p)	3,232
3,380	Knox County, Health Educational & Housing Facilities Board, Multi-Family, Eastowne Village Project, Rev., VAR, LIQ: FNMA, 4.90%, 06/01/11	3,527
2,000	Memphis Health Educational & Housing Facility Board, Hillcrest Apartments Project, Rev., VAR, AMT, LIQ: FHLMC, 5.00%, 09/13/11	2,001
5,795	Shelby County Health Educational & Housing Facilities Board, Baptist Memorial Healthcare, Series A, Rev., VAR, 5.00%, 10/01/08	5,803
5,000	Shelby County Health Educational & Housing Facilities Board, St. Jude’s Childrens Research, Rev., 5.38%, 07/01/09 (p)	5,263
	Tennessee Energy Acquisition Corp.,
3,000	Series A, Rev., 5.00%, 09/01/09	3,070
10,000	Series A, Rev., 5.25%, 09/01/21	9,439
	Tennessee Housing Development Agency, Home Ownership Program,
7,155	Series 2006-2, Rev., AMT, GO OF AGY, 5.75%, 01/01/16	7,406
2,500	Series 2007-1, Rev., AMT, GO OF AGY, 5.50%, 01/01/17	2,555
1,750	Tennessee Housing Development Agency, Single-Family Housing, Homeownership Program 3, Series 3, Rev., AMT, GO OF AGY, 5.30%, 07/01/09	1,791
		49,699
	Texas — 7.4%
	Arlington Housing Finance Corp., Single-Family Mortgage,
215	Rev., VAR, 6.40%, 06/01/27	218
890	Rev., VAR, 6.40%, 06/01/34	901
870	Rev., VAR, GNMA/FNMA, 6.40%, 05/01/12	880
4,947	Central Texas Housing Finance Corp., Mortgage-Backed Securities Program, Series A-2, Rev., VAR, AMT, GNMA/FNMA, 5.50%, 08/01/16	4,839
6,000	City of Austin, Electric, Series A, Rev., AMBAC, 5.00%, 11/15/13	6,364
3,000	City of Austin, Texas Airport System, Prior Lien, Rev., MBIA, 5.25%, 11/15/13	3,120
4,465	City of Dallas, GO, 5.00%, 02/15/14	4,529
4,000	City of El Paso, Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/08	3,174
1,850	City of Tyler, Health Facilities Development Corp., East Texas Medical Center, Series D, Rev., VAR, FSA, 5.38%, 02/16/09 (p)	1,919
	Dallas Area Rapid Transit, Senior Lien,
2,000	Rev., AMBAC, 5.00%, 12/01/16	2,071
2,000	Rev., AMBAC, 5.00%, 12/01/16	2,030
6,000	Dallas-Fort Worth International Airport Facilities Improvement Corp, Series A, Rev., FSA, 5.50%, 11/01/13	6,037

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   41

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
85	Galveston Property Finance Authority, Single-Family Mortgage, Series A, Rev., 8.50%, 04/04/08	82
5,840	Harris County Flood Control District, Series A, GO, 5.25%, 10/01/14 (p)	6,385
1,470	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series A, Rev., 5.25%, 12/01/13	1,544
	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien,
3,345	Series B, Rev., MBIA, Zero Coupon, 11/15/08	2,798
4,950	Series B, Rev., MBIA, Zero Coupon, 11/15/08	3,510
2,525	Harris County, Tax & Sub Lien, Series B, Rev., VAR, FSA, 5.00%, 08/15/12	2,673
590	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev., 4.25%, 11/01/12	583
5,000	Houston Independent School District, Series A, GO, PSF-GTD, 5.25%, 02/15/15	5,356
	Keller Independent School District, Capital Appreciation,
1,880	GO, PSF-GTD, Zero Coupon, 08/15/09	1,805
1,750	GO, PSF-GTD, Zero Coupon, 08/15/10	1,628
	Little Elm Independent School District, Capital Appreciation,
1,930	GO, PSF-GTD, Zero Coupon, 08/15/12	433
1,630	GO, PSF-GTD, Zero Coupon, 08/15/12	389
1,930	Series 8-A, GO, Zero Coupon, 08/15/12	492
3,000	Lower Colorado River Authority, Transmission Service, Rev., FSA, 5.25%, 05/15/12	3,142
100	Lufkin Health Facilities Development Corp., Memorial Health System, Rev., 5.00%, 02/15/13	100
3,370	Nortex Single-Family Housing Finance Corp., Mortgage-Backed Securities Program, Class A, Rev., GNMA/FNMA/FHLMC, 5.50%, 01/01/16	3,369
3,000	North Central Texas Health Facility Development Corp., Baylor Health Care System, Rev., 5.00%, 05/15/08	3,000
	Northside Independent School District, School Building,
8,000	Series A, GO, VAR, PSF-GTD, 3.78%, 06/01/09	8,139
2,000	Series C, GO, VAR, PSF-GTD, 4.10%, 06/01/08	2,033
1,500	Pasadena Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/14	1,607
4,000	State of Texas, Series B1 & B2, GO, VAR, 8.01%, 04/01/08	4,779
2,125	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.40%, 03/01/16	2,130
8,540	Texas Public Finance Authority, Building & Procurement Projects, Series A, Rev., AMBAC, 5.00%, 02/01/14	9,118
2,888	Texas State Affordable Housing Corp., Series C, Rev., GNMA/FNMA/FHLMC, 5.30%, 10/01/16	2,846
5,795	Texas State Affordable Housing Corp., Professional Educators Home, Series A, Rev., VAR, GNMA/FNMA/FHLMC, 5.35%, 09/01/15	5,613
100	Texas State Affordable Housing Corp., Single-Family Mortgage, Series 2002-1, Rev., VAR, GNMA/FNMA, 7.10%, 03/01/12	102
1,350	Texas State Affordable Housing Corp., Single-Family Mortgage, Teachers Home Loan Program, Rev., VAR, GNMA/FNMA COLL, 6.20%, 09/01/12	1,366
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.00%, 04/01/16	5,278
4,881	Travis County Housing Finance Corp., Series A, Rev., VAR, AMT, GNMA/FNMA, 5.35%, 03/01/16	4,727
988	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.35%, 02/01/17	943
		122,052
	Utah — 1.4%
	County of Utah, Marathon Oil Project,
3,300	Rev., VAR, 5.05%, 11/01/11	3,373
	State of Utah,
5,000	Series A, GO, 5.00%, 07/01/12	5,351
10,000	Series A, GO, 5.00%, 07/01/15	10,802
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., MBIA, 5.25%, 04/01/23	3,279
460	Utah State Housing Corp., Single-Family Mortgage, Series G, Class I, Rev., 3.10%, 07/01/08	460
	Utah State Housing Finance Agency, Single-Family Mortgage,
440	Series D-2, Rev., FHA/VA MTGS, 5.35%, 04/04/08	442
15	Series F, Class II, Rev., 6.30%, 07/01/09	16
		23,723

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Virginia — 1.2%
5,045	County of Chesterfield, GO, 5.00%, 01/01/17	5,231
	Suffolk Redevelopment & Housing Authority, Multi-Family Housing, Beach/Oxford Apartments Project,
3,690	Rev., 6.10%, 10/01/08 (i)	3,420
3,500	Rev., 6.25%, 10/01/08 (i)	3,193
3,250	Tobacco Settlement Financing Corp., Asset Backed Securities, Rev., 5.63%, 06/01/15 (p)	3,576
	Virginia Port Authority,
2,000	Rev., FSA, 5.00%, 07/01/16	2,070
2,155	Rev., FSA, 5.50%, 07/01/12	2,304
		19,794
	Washington — 3.5%
5,000	City of Seattle, Light & Power, Rev., FSA, 5.00%, 08/01/14	5,265
4,105	Clark County School District No. 37 Vancouver, Series A, GO, School Board GTY, 5.00%, 06/01/09	4,225
10,675	Energy Northwest Electric, Project No.3, Series B, Rev., MBIA, 5.50%, 07/01/10	11,246
	Grant County Public Utility District No. 2 Priest Rapids,
2,530	Series A, Rev., FGIC, 5.00%, 01/01/16	2,576
1,960	Series B, Rev., AMT, FGIC, 5.25%, 01/01/15	1,882
6,500	King County, GO, 5.00%, 06/01/09	6,691
1,700	Quinault Indian Nation, Quinault Beach, Series A, Rev., ACA, 5.85%, 04/04/08	1,700
	State of Washington,
5,000	Class A, GO, AMBAC, 5.00%, 01/01/16	5,326
9,000	Series 2000 A, GO, MBIA-IBC, 5.63%, 07/01/09 (p)	9,334
2,315	Washington Housing Finance Commission, GNMA Mortgage-Backed Securities Program, Rev., GNMA COLL, 7.00%, 01/01/11	2,395
2,500	Washington Public Power Supply System, Rev., VAR, FSA, 9.24%, 07/01/11	2,879
4,500	Washington Public Power Supply System, Nuclear Project No. 2, Series A, Rev., 6.30%, 07/01/12	5,000
		58,519
	Wisconsin — 1.8%
2,290	Badger Tobacco Asset Securitization Corp., Asset-Backed, Rev., 6.00%, 06/01/12	2,296
5,000	City of Kenosha, Capital Appreciation Series D, GO, AMBAC, Zero Coupon, 09/01/15	3,565
	State of Wisconsin,
5,000	GO, 4.78%, 05/01/29 (i)	5,023
8,610	Series A, GO, FGIC, 5.00%, 05/01/12	9,164
3,000	Wisconsin Health & Education, GO OF AGY, 4.42%, 10/01/27 (i)	3,000
5,720	Wisconsin Housing & EDA, Series E, Rev., AMT, 5.50%, 09/01/17	5,846
375	Wisconsin Housing & EDA, Home Ownership, Series E, Rev., AMT, 5.75%, 07/01/10	378
		29,272
	Total Municipal Bonds (Cost $1,605,247)	1,583,472

SHARES
	Investment Companies — 1.0%
436	BlackRock Investment Quality Municipal Fund	6,602
776	Nuveen Premium Income Municipal Fund	9,628
	Total Investment Companies (Cost $17,185)	16,230
	Total Long-Term Investments (Cost $1,622,432)	1,599,702
Short-Term Investment — 2.4%
	Investment Company — 2.4%
39,351	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $39,351)	39,351
	Total Investments — 99.3% (Cost $1,661,783)	1,639,053
	Other Assets in Excess of Liabilities — 0.7%	12,097
	NET ASSETS — 100.0%	$1,651,150

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   43

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 96.5%
	Municipal Bonds — 96.5%
	California — 1.0%
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, MBIA, Zero Coupon, 08/01/17	755
1,500	State of California, GO, 5.00%, 03/01/16	1,477
		2,232
	Colorado — 1.8%
2,350	Colorado Housing & Facilities Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	1,831
2,810	El Paso County, Single-Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,101
		3,932
	Florida — 0.5%
1,000	Miami-Dade County, Aviation, International Airport, Series B, Rev., AMT, XLCA, 5.00%, 10/01/15	972
	Hawaii — 0.7%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, MBIA, 5.25%, 07/01/16	1,521
	Illinois — 2.4%
2,000	Chicago Park District, Alternative Revenue Source, Series D, FGIC, GO, 5.00%, 01/01/16	2,013
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.00%, 11/01/16	1,505
1,500	University of Illinois, Academic Facilities Projects, Series A, COP, AMBAC, 5.00%, 03/15/16	1,544
		5,062
	Kansas — 0.8%
1,000	Kansas City, Single Family Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	772
1,390	Saline County, Single-Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	1,016
		1,788
	Louisiana — 0.5%
1,685	Jefferson Parish Home Mortgage Authority, Single-Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,117
	Missouri — 0.5%
1,000	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series AA, Rev., MBIA, 6.40%, 06/01/10 (p)	1,075
	New York — 0.7%
1,500	New York City, Series E, FSA, GO, 5.00%, 11/01/14	1,578
	Ohio — 85.3%
1,000	Avon Lake City School District, GO, FGIC, 5.50%, 12/01/09 (p)	1,065
1,000	Bowling Green State University, Rev., FGIC, 5.75%, 06/01/10 (p)	1,070
2,500	Buckeye Tobacco Settlement Financing Authority, Asset Backed, Series A-1, Rev., 5.00%, 06/01/15	2,491
1,095	Butler County, Sewer System, Rev., FGIC, 5.25%, 12/01/09 (p)	1,151
1,000	Cincinnati City School District, Classroom Construction and Improvement, GO, FGIC, 5.25%, 12/01/20	1,043
1,500	Cincinnati City School District, School Improvement, GO, MBIA, 5.38%, 12/01/11 (p)	1,615
1,000	City of Akron, Community Learning Centers, Series A, Rev., FGIC, 5.25%, 12/01/13	1,030
	City of Akron, Sanitation Sewer System,
1,030	Rev., FGIC, 5.38%, 12/01/13	1,120
1,070	Rev., FGIC, 5.50%, 12/01/12	1,162
	City of Cincinnati, Various Purpose,
1,215	Series A, GO, 5.00%, 12/01/15	1,257
1,500	Series C, GO, 5.00%, 06/01/17	1,573
	City of Cincinnati, Water Systems,
1,500	Series A, Rev., 5.00%, 12/01/16	1,566
1,000	Sub Series B, Rev., VAR, MBIA, 5.00%, 06/01/17	1,005
	City of Cleveland,
1,015	GO, AMBAC, 5.25%, 12/01/14 (p)	1,111
1,000	GO, FGIC, 5.60%, 12/01/10 (p)	1,078
1,000	GO, MBIA, 5.75%, 08/01/11	1,072
	City of Cleveland, Airport System,
2,000	Series A, Rev., FSA, 5.25%, 01/01/10 (p)	2,102
1,500	Series C, Rev., VAR, FSA, 5.00%, 01/01/17	1,528
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage,
935	Series A, Rev., MBIA, Zero Coupon, 11/15/09 (p)	893
320	Series A, Rev., MBIA, Zero Coupon, 11/15/11 (p)	285
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Unrefunded Balance,
1,065	Series A, Rev., MBIA, Zero Coupon, 11/15/09	1,014

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
2,680	Series A, Rev., MBIA, Zero Coupon, 11/15/11	2,361
5,250	City of Cleveland, Cleveland Stadium Project, Rev., COP, AMBAC, Zero Coupon, 11/15/11	4,612
	City of Cleveland, Parking Facilities,
1,000	Rev., FSA, 5.00%, 09/15/14	1,072
1,370	Rev., FSA, 5.25%, 09/15/21	1,433
	City of Cleveland, Public Power System,
1,220	Rev., AMBAC, 5.50%, 11/15/11	1,295
1,280	Series A, Rev., FGIC, 5.00%, 11/15/15	1,340
1,000	Series A-1, Rev., FGIC, 5.00%, 11/15/16	990
1,220	City of Cleveland, Waterworks, Series O, Rev., MBIA, 5.00%, 01/01/17	1,260
2,200	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., MBIA, 5.50%, 01/01/13	2,293
571	City of Columbus, Clintonville II Street Light Assessment, GO, 4.40%, 09/01/15	567
1,265	City of Defiance, Waterworks System Improvements, GO, AMBAC, 5.65%, 12/01/08 (p)	1,320
1,495	City of Newark, Capital Appreciation, GO, FGIC, Zero Coupon, 12/01/11	1,308
	City of Reading, St. Mary’s Educational Institute,
1,160	Rev., RADIAN, 5.65%, 02/01/10	1,187
1,000	Rev., RADIAN, 5.70%, 02/01/10	1,022
90	City of Strongsville, Unrefunded Balance, GO, 6.70%, 04/04/08	91
1,000	City of Toledo, Sewer System, Rev., MBIA, 5.25%, 11/15/09	1,044
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.25%, 08/01/13	3,158
775	Cleveland-Cuyahoga County, Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	736
645	Cleveland-Cuyahoga County, Port Authority, Port Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	669
900	Cleveland-Cuyahoga County, Port Authority, Port Cleveland Bottle Supply, Series B, Rev., LOC: Fifth Third Bank North West Ohio, 6.50%, 11/15/11	908
2,000	Columbus Regional Airport Authority, Rev., MBIA, 5.00%, 01/01/17	2,011
	Cuyahoga County,
2,500	Series A, Rev., 5.50%, 01/01/13	2,669
1,400	Series A, Rev., 6.00%, 07/01/13	1,547
1,000	Series A, Rev., 6.00%, 07/01/13	1,077
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, MBIA, Zero Coupon, 10/01/13	1,205
1,000	Cuyahoga County, Economic Development, University School Project, Series B, Rev., VAR, LOC: Keybank N.A., 5.30%, 12/01/09	1,046
2,000	Cuyahoga County, Healthcare Facilities, Benjamin Rose Institute Project, Rev., 5.50%, 12/01/08 (p)	2,063
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., MBIA, 5.13%, 04/04/08	1,011
1,045	Cuyahoga County, Multi-Family Housing, Allerton Apartments, Series A, Rev., FHA INS, GNMA, 4.90%, 08/20/17	1,034
540	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.15%, 06/20/15	529
1,000	Cuyahoga County, Walker Center, Inc., Series I, Rev., AMBAC, 5.25%, 07/01/08	1,016
1,205	Delaware County, Sanitation Sewer Systems, Rev., FSA, 4.50%, 06/01/17	1,190
1,000	Dublin City School District, Capital Appreciation, GO, FGIC, Zero Coupon, 12/01/15	702
	Dublin City School District, School Facilities, Construction & Improvement,
1,000	GO, MBIA, 5.00%, 06/01/16	1,042
1,000	GO, MBIA, 5.00%, 12/01/17	1,048
1,250	Franklin County, American Chemical Society Project, Rev., 5.50%, 10/01/09	1,288
1,000	Franklin County, Convention Facilities Authority, Tax and Lease, Rev., 5.00%, 12/01/17	991
1,000	Franklin County, Economic Development, Capitol South Community Urban, Rev., 5.70%, 06/01/10 (i)	1,017
1,000	Franklin County, Health Care Presbyterian Services, Rev., 5.50%, 07/01/08	968
1,260	Franklin County, Improvement Children’s Hospital Project, Rev., AMBAC, 5.00%, 05/01/11 (p)	1,356
2,000	Franklin County, Online Computer Library Center, Series A, Rev., 5.00%, 10/01/08	2,021
1,000	Hamilton County, Sales Tax, Sub series A, Rev., AMBAC, 5.00%, 12/01/16	1,037
	Lake County, Building Improvement,
1,060	GO, MBIA, 5.00%, 06/01/15	1,067
1,010	GO, MBIA, 5.00%, 06/01/15	1,023
1,400	Lake Local School District/Stark County, School Improvement, GO, FSA, 5.00%, 06/01/15	1,441

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   45

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
2,450	Lakewood City School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/17	1,545
2,535	Lakota Local School District, GO, FGIC, 5.10%, 12/01/08	2,594
1,120	Lebanon City School District, School Construction, GO, FSA, 5.00%, 06/01/15	1,134
1,930	London City School District, School Facilities, Construction & Improvement, GO, FGIC, 5.25%, 12/01/11	2,049
2,000	Lorain County Hospital, Catholic Healthcare Partners, Series B, Rev., MBIA, 5.63%, 04/04/08	2,044
	Lucas County, Hospital, Promedica Healthcare Obligation Group,
1,000	Rev., AMBAC, 5.63%, 11/15/09	1,032
1,000	Rev., AMBAC, 5.63%, 11/15/09	1,027
2,430	Lucas County, Multi-Family Housing, Neighborhood Properties, Inc. Project, Rev., LOC: Keybank N.A., 5.20%, 11/01/08	2,469
2,700	Mahoning Valley Sanitation District, Rev., FSA, 5.13%, 12/15/08	2,770
1,430	Marysville Exempt Village School District, GO, FSA, 5.00%, 12/01/15	1,449
2,500	Middleburg Heights, Southwest General Health Center, Rev., FSA, 5.70%, 08/15/08	2,579
1,000	Minster Local School District, School Facilities & Construction, GO, FSA, 5.50%, 12/01/10 (p)	1,076
	Montgomery County, Grandview Hospital & Medical Center,
1,000	Rev., 5.35%, 04/04/08 (p)	1,021
1,575	Rev., 5.65%, 04/04/08 (p)	1,647
825	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.60%, 11/01/13	829
305	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.90%, 04/04/08	305
880	Ohio Housing Finance Agency, Series A, Rev., FSA, 4.50%, 04/01/12	914
1,000	Series A, Rev., FSA, 5.00%, 04/01/17	987
500	Series A, Rev., FSA, 5.00%, 04/01/17	479
900	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series G, Rev., GNMA/FNMA, 4.75%, 09/01/17	900
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.85%, 05/20/16	1,319
	Ohio Housing Finance Agency, Residential Mortgage Backed Securities,
1,000	Series A, Rev., AMT, GNMA COLL, 4.30%, 03/01/16	975
95	Series D, Rev., 4.20%, 09/01/10	97
2,685	Ohio Housing Finance Agency, Single Family, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	1,903
850	Ohio Housing Finance Agency, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.50%, 11/20/17	833
	Ohio State Building Authority, State Facilities, Adult Correction Building,
2,480	Series A, Rev., 5.25%, 10/01/09 (p)	2,598
1,000	Series A, Rev., FSA, 5.50%, 10/01/11	1,069
	Ohio State Turnpike Commission,
1,500	Rev., 5.50%, 02/15/11	1,587
5,155	Series A, Rev., FGIC, 5.50%, 02/15/14	5,614
	Ohio State University,
1,000	Series A, Rev., 5.50%, 12/01/09 (p)	1,055
1,000	Series B, Rev., 5.25%, 06/01/13	1,076
2,510	Ohio State Water Development Authority, Fresh Water Service, Rev., AMBAC, 5.80%, 04/04/08 (p)	2,525
635	Ohio State Water Development Authority, Pure Water, Series I, Rev., AMBAC, 7.00%, 03/20/08 (p)	658
1,250	Ohio State Water Development Authority, State Match, Rev., 5.00%, 06/01/14	1,296
	Olentangy Local School District,
500	GO, BIG, 7.75%, 12/01/11	581
2,165	Series A, GO, FSA, 5.00%, 12/01/16	2,210
1,000	Plain Local School District, GO, FGIC, 5.80%, 06/01/11	1,068
2,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.13%, 11/15/16	2,364
2,550	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.00%, 12/01/15	2,654
1,000	Sandusky County, Hospital Facilities, Memorial Hospital, Rev., 5.10%, 04/04/08	1,008
410	Shaker Heights City School District, Series A, GO, 7.10%, 12/15/10	436
1,260	Southwest Licking Local School District, GO, FGIC, 5.75%, 12/01/14	1,404
1,710	Springfield City School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,428

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,000	State of Ohio, Baldwin Higher Educational Facility, Wallace College Project, Rev., 5.50%, 06/01/14	1,019
1,150	State of Ohio, Case Western Reserve University Project, Rev., MBIA, 5.25%, 12/01/19	1,217
	State of Ohio, Common Schools,
1,205	Series A, GO, 5.25%, 09/15/12	1,306
1,250	Series B, GO, 5.00%, 03/15/14	1,285
2,720	State of Ohio, Conservation Projects, Series A, GO, 5.00%, 09/01/16	2,919
1,500	State of Ohio, Denison University 2007 Project, Rev., 5.00%, 11/01/17	1,529
	State of Ohio, Infrastructure Improvements,
1,955	GO, 5.75%, 02/01/10 (p)	2,059
1,500	Series D, GO, 5.00%, 03/01/14	1,529
1,250	Series 2007-1, Rev., FSA, 5.00%, 06/15/17	1,324
1,000	State of Ohio, University of Dayton 2001, Rev., AMBAC, 5.38%, 06/01/11	1,059
2,785	Summit County Port Authority, Callis Tower Apartments, Rev., GNMA COLL/FHA INS, 4.50%, 09/20/17	2,658
925	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.13%, 05/15/15	803
	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund,
1,255	Series A, Rev., 5.10%, 05/15/09	1,228
430	Series B, Rev., LOC: Fifth Third Bank North West Ohio, 6.13%, 11/15/09	442
435	Series E, Rev., 6.10%, 11/15/10	438
1,190	Trumbull County, Multi-Family Housing, Royal Mall Apartments, Rev., FHA/GNMA, 4.80%, 05/20/17	1,200
1,500	University of Akron, Series A, Rev., FSA, 5.00%, 01/01/18	1,528
1,500	University of Cincinnati, Series G, Rev., MBIA, 5.00%, 12/01/17	1,542
1,960	University of Cincinnati, General Receipts, Series A, Rev., MBIA, 5.00%, 06/01/17	1,947
1,135	University of Toledo, General Receipts, Rev., FGIC, 5.25%, 06/01/11 (p)	1,208
1,000	West Geauga Local School District, School Improvement, GO, AMBAC, 5.00%, 11/01/10	1,055
1,680	Westerville City School District, GO, MBIA, 5.25%, 06/01/11 (p)	1,788
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, FGIC, Zero Coupon, 12/01/15	1,338
		183,325
	Texas — 2.0%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.00%, 06/15/16	1,039
2,500	Southeast Housing Finance Corp., Rev., MBIA, Zero Coupon, 09/01/17 (p)	1,632
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.00%, 04/01/16	1,552
		4,223
	Washington — 0.3%
635	State of Washington, Series A & AT-6, GO, 6.25%, 02/01/11	670
	Total Long-Term Investments (Cost $204,565)	207,495

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
5,059	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $5,059)	5,059
	Total Investments — 98.9% (Cost $209,624)	212,554
	Other Assets in Excess of Liabilities — 1.1%	2,387
	NET ASSETS — 100.0%	$214,941

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   47

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 92.4%
	Municipal Bonds — 92.4%
	Alabama — 1.8%
250	Alabama Public Housing Authorities, Series A, Rev., FSA, 3.50%, 01/01/10 (m)	251
	Huntsville Madison County Airport Authority,
2,330	Rev., FSA, 5.00%, 07/01/12	2,410
1,450	Rev., FSA, 5.00%, 07/01/13	1,501
		4,162
	Alaska — 0.9%
1,945	Alaska Energy Authority, Bradley Lake, Third Series, Rev., FSA, 6.00%, 07/01/09 (m)	2,028
	Arizona — 1.8%
2,400	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 4.16%, 03/06/08 (m)	2,239
1,365	City of Sedona, Excise Tax, Rev., MBIA, 5.00%, 07/01/08	1,376
380	Tucson & Prima Counties, IDA, Mortgage-Backed Securities Program, Series 1A, Rev., VAR, GNMA/FNMA, 7.45%, 01/01/10	392
		4,007
	California — 5.3%
3,400	City of Lodi, Electric Systems, Capital Appreciation, Series B, COP, MBIA, Zero Coupon, 01/15/09 (p)	1,355
2,145	Golden State Tobacco Securitization Corp., Asset-Backed, Senior Series A1, Rev., 4.50%, 06/01/17	1,854
1,000	Long Beach Bond Finance Authority, Series A, Rev., 5.00%, 11/15/09	1,026
1,210	Orange County, Water District, Series B, COP, MBIA, 4.50%, 08/15/09	1,237
	State of California,
3,375	Series A, GO, MBIA , 5.25%, 07/01/13	3,670
2,750	Series B, GO, VAR, 5.00%, 03/01/10	2,842
		11,984
	Colorado — 2.2%
	Delta County, Memorial Hospital District Enterprise,
1,025	Rev., 4.10%, 09/01/08	1,027
1,155	Rev., 4.45%, 09/01/09	1,161
910	Denver City & County, Metropolitan Mayors Caucus, Series A, Rev., VAR, GNMA/FNMA/FHLMC COLL, 6.35%, 05/01/09	920
1,570	Denver City & County, Various Purpose, Series B, GO, 5.75%, 08/01/08	1,592
405	El Paso County, Single Family Mortgage, Series A, Rev., 4.50%, 05/01/12	415
		5,115
	Connecticut — 6.5%
5	City of New Haven, Series C, GO, MBIA , 5.00%, 11/01/08 (p)	5
2,605	Connecticut State Higher Education Supplement Loan Authority, Family Education Loan Program, Series A, Rev., MBIA , 4.38%, 11/15/13	2,607
	State of Connecticut,
10,000	GO, 5.00%, 03/15/12	10,639
1,495	Series B, GO, 5.75%, 11/01/09 (p)	1,581
		14,832
	Delaware — 1.2%
2,500	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.25%, 07/01/12	2,692
	Florida — 8.4%
1,600	Broward County, Resource Recovery, Wheelabrator, Series A, Rev., 5.50%, 12/01/08	1,631
605	City of Atlantic Beach, Health Care, Fleet Landing Project, Rev., ACA, 5.25%, 10/01/08	604
2,195	Collier County School Board, COP, FSA, 5.38%, 02/15/12 (p)	2,359
945	Escambia County, Housing Finance Authority, Multi-County Program, Series A, Rev., GNMA/FNMA COLL, 2.63%, 10/01/09	937
2,150	Florida Housing Finance Corp., Heritage Villas, Series F, Rev., 4.00%, 10/01/10	2,168
3,500	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.00%, 11/16/09	3,624
3,000	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.00%, 04/01/12	3,137
2,650	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.00%, 08/01/11	2,712
2,000	University Athletic Association, Inc., Athletic Program, Remarket, Rev., VAR, LOC: Suntrust Bank, 3.80%, 10/01/11	2,022
		19,194
	Georgia — 3.0%
5,000	Coweta County, Sales Tax, GO, AMBAC, 5.00%, 03/01/11	5,267

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — Continued
	Monroe County Development Authority, Oglethorpe Power Corp.,
905	Series A, Rev., MBIA-IBC, 6.70%, 01/01/09	936
500	Series A, Rev., MBIA-IBC, 6.75%, 01/01/10	533
		6,736
	Hawaii — 0.9%
2,000	Honolulu City & County, GO, MBIA-IBC, 5.45%, 09/11/08 (p)	2,029
	Illinois — 5.5%
5,000	Centerpoint Intermodal Center Program Trust, Tax Allocation, Series F3, VRDO, LIQ: Lehman Brothers Special Financing, 3.55%, 03/05/08	5,000
1,000	City of Chicago, Second Lien, Rev., MBIA, 6.00%, 01/01/10 (p)	1,065
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.45%, 11/01/14	1,806
2,750	Illinois Educational Facilities Authority, University of Chicago, Remarket, Series B, Rev., VAR, 4.05%, 07/01/09	2,799
1,675	Winnebago County, School District No. 122 Harlem-Loves Park, GO, FGIC, 6.55%, 06/01/09	1,751
		12,421
	Indiana — 0.9%
	New Albany School District, Floyd County School Building Corp., First Mortgage,
635	Rev., FGIC, 5.00%, 01/15/09	649
1,305	Rev., FGIC, 5.00%, 01/15/10	1,355
		2,004
	Kansas — 0.9%
1,010	Saline County Unified School District No. 305, GO, FSA, 5.25%, 09/01/08	1,023
950	Sedgwick County Unified School District No. 259, GO, MBIA, 5.50%, 09/01/10	1,003
		2,026
	Louisiana — 0.8%
635	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.00%, 05/15/10	648
	Parish of St. Mary, Solid Waste,
225	Rev., 5.40%, 03/01/08	225
280	Rev., 5.40%, 03/01/09	285
295	Rev., 5.40%, 03/01/10	302
310	Rev., 5.40%, 03/01/11	319
		1,779
	Massachusetts — 3.7%
2,950	City of Quincy, Longs, Rev., VAR., FSA, 6.07%, 03/05/08	2,960
735	Commonwealth of Massachusetts, Series B, GO, 6.50%, 08/01/08 (p)	746
3,000	Massachusetts Housing Finance Agency, Insured Construction Loan, Series A, Rev., AMT, FSA, 4.13%, 04/04/08	3,002
	New Bedford Housing Authority, Capital Funding Program,
620	Series A, Rev., 2.70%, 10/01/08	621
635	Series A, Rev., 3.00%, 10/01/09	637
375	Series A, Rev., 3.20%, 10/01/10	378
		8,344
	Michigan — 2.2%
2,250	City of Detroit, Sewer Disposal System, Second Lien, Series E, Rev., VAR, FGIC, LIQ: Depfa Bank plc, 3.74%, 07/10/08	2,253
1,240	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 4.75%, 07/01/08	1,247
1,470	Van Buren Township Local Development Authority, Tax Increment, GO, FGIC, 5.25%, 04/01/13 (p)	1,585
		5,085
	Minnesota — 1.0%
2,250	South Washington County Independent School District No 833, Series A, GO, MBIA , 5.60%, 02/01/10	2,363
	Missouri — 2.0%
2,500	City of St Louis, Lambert-St. Louis International Airport, Series A, Rev., FSA, 5.00%, 07/01/09	2,569
1,340	Missouri Development Finance Board Infrastructure, Public Safety Improvement, Series D, Rev., 5.00%, 03/01/08	1,340
665	Riverview Gardens School District, Capital Appreciation, GO, FSA, Zero Coupon, 04/01/11	601
		4,510
	Nebraska — 0.4%
1,000	State of Nebraska, Information Systems Project, COP, 4.40%, 07/01/08	1,006

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   49

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Nevada — 1.1%
2,500	Clark County, Junior Sub Lien, Series B-1, Rev., AMT, 5.00%, 07/01/08	2,515
	New Hampshire — 1.8%
4,000	New Hampshire Business Finance Authority, Remarket, Series A, Rev., VAR, 3.50%, 02/01/09	4,023
	New Jersey — 3.3%
3,135	Monmouth County Improvement Authority, Government Lien, Rev., AMBAC, 5.00%, 12/01/12	3,355
700	New Jersey State Educational Facilities Authority, Stevens Institutional Technology, Series A, Rev., 5.00%, 07/01/13	712
370	State of New Jersey, Series N, GO, FGIC, 5.50%, 07/15/13	405
2,750	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 6.13%, 06/01/12 (p)	3,047
		7,519
	New York — 2.3%
2,060	Erie County Industrial Development Agency, School District Buffalo Project, Series A, Rev., FSA, 5.00%, 05/01/12	2,185
3,000	New York State Dormitory Authority, Series B, Rev., VAR, 5.25%, 05/15/12	3,172
		5,357
	North Carolina — 2.4%
3,000	North Carolina Housing Finance Agency, Series 27-A, Rev., VAR, AMT, 3.70%, 06/01/08	3,005
	North Carolina Medical Care Commission, First Mortgage, Deerfield,
1,000	Series A, Rev., 3.13%, 11/01/09	986
1,500	Series A, Rev., 3.38%, 11/01/10	1,469
		5,460
	North Dakota — 0.2%
580	North Dakota State Housing Finance Agency, Home Mortgage Finance, Series B, Rev., 3.30%, 07/01/08	580
	Ohio — 5.0%
3,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Service Turbo, Series A-2, Rev., 5.13%, 06/01/17	3,243
615	Cleveland-Cuyahoga County Port Authority, Bond Fund Program, Myers University Project Series E, Rev., 4.65%, 05/15/14	597
6,000	Cleveland-Cuyahoga County Port Authority, Rock & Roll Hall of Fame Project, Rev., FSA, 3.60%, 12/01/08	5,966
	Columbus Regional Airport Authority, Joseph Knight Towers Projects
80	Series A, Rev., GNMA COLL, 3.60%, 02/20/09	80
480	Series A, Rev., GNMA COLL, 4.30%, 02/20/14	477
1,000	University of Cincinnati, Series T, Rev., 5.50%, 06/01/10	1,056
		11,419
	Oklahoma — 0.2%
490	Oklahoma Housing Finance Agency, Single Family Mortgage, Series B-2, Rev., AMT, GNMA/FNMA COLL, 6.80%, 09/01/09	503
	Oregon — 1.8%
4,080	MMA Financial CDD Senior Securitization Trust, Harmony Pass-Through Certificates, Series A, Rev., VAR, LOC: Compass Bank, 3.38%, 11/01/08 (i)	4,077
	Pennsylvania — 2.6%
500	City of Philadelphia, Gas Works, Fifth Series A-1, Rev., FSA, 5.00%, 09/01/09	516
3,625	City of Philadelphia, Water & Wastewater, Series A, Rev., AMBAC, 5.00%, 08/01/13	3,800
400	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Series A, Rev., MBIA, 5.60%, 11/15/09	400
1,000	Pennsylvania State Higher Educational Facilities Authority, LaSalle University , Series A, Rev., 4.13%, 05/01/13	978
145	Pennsylvania Sate Housing Finance Agency, Single Family Mortgage, Series 65A, Rev., AMT, 4.60%, 10/01/08	146
		5,840
	Puerto Rico — 0.9%
1,900	Children’s Trust Fund, Rev., 5.75%, 07/01/10 (p)	1,978
	Rhode Island — 1.8%
3,975	Rhode Island Refunding Bond Authority, Series A, Rev., AMBAC, 5.25%, 04/04/08	4,021
	South Carolina — 1.0%
1,000	Charleston County, Public Improvements, GO, 5.25%, 09/01/09 (p)	1,046
1,160	Charleston County School District Development Corp., Series B, GO, SCSDE, 5.00%, 02/01/10	1,207
		2,253

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — 10.7%
	Austin Independent School District, Capital Appreciation,
1,035	GO, FGIC, Zero Coupon, 08/01/10	957
1,205	GO, FGIC, Zero Coupon, 08/01/11	1,067
4,500	Camino Real Regional Mobility Authority, Rev., 5.00%, 08/15/12	4,684
2,785	City of San Antonio, Electric & Gas Systems, Series A, Rev., 5.00%, 02/01/12	2,951
5,275	City of Houston, Water & Sewer System, Junior Lien, Series B, Rev., FGIC, 5.25%, 12/01/10 (p)	5,591
2,205	Houston Community College System, Junior Lien, Series A, Rev., MBIA, 5.38%, 04/15/11 (p)	2,350
2,385	Houston Community College System, Unrefunded Balance, Junior Lien, Series A, Rev., MBIA, 5.38%, 04/15/11	2,510
610	Keller Higher Education Facilities Corp., Series A, Rev., RADIAN, 4.25%, 06/01/08	611
	San Leanna Educational Facilities Corp., St. Edwards University Project,
285	Rev., 4.50%, 06/01/11	287
200	Rev., 4.50%, 06/01/12	201
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.00%, 02/15/13	1,570
1,500	Texas Municipal Gas Acquisition & Supply Corp., Senior Lien, Series B, Rev., VAR, 3.67%, 03/04/08	1,462
		24,241
	Virginia — 4.2%
1,000	Big Stone Gap Redevelopment & Housing Authority, Rev., 5.00%, 09/01/08	1,012
	Virginia Beach Development Authority, Sentara Health Systems,
2,985	Rev., 5.25%, 11/01/08	3,058
5,100	Series A, Rev., 5.00%, 12/01/11	5,428
		9,498
	Washington — 0.4%
1,000	Energy Northwest, Wind Project, Rev., MBIA, 5.00%, 07/01/10	1,042
	Wisconsin — 3.3%
7,400	Badger TOB Asset Securitization Corp., Asset-Backed, Rev., 5.00%, 06/01/08	7,414
	Total Long-Term Investments (Cost $210,198)	210,057

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 8.0%
	Investment Company — 8.0%
18,107	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $18,107)	18,107
	Total Investments — 100.4% (Cost $228,305)	228,164
	Liabilities in Excess of Other Assets — (0.4)%	(883)
	NET ASSETS — 100.0%	$227,281

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.7%
	Municipal Bonds — 98.7%
	Alabama — 0.9%
8,000	Alabama State Public School & College Authority, Capital Improvement, Series C, Rev., 5.75%, 07/01/09 (m)	8,372
	Alaska — 1.2%
	Alaska Energy Authority Power, Bradley Lake,
3,485	Fourth Series, Rev., FSA, 6.00%, 07/01/17 (m)	3,910
3,915	Fourth Series, Rev., FSA, 6.00%, 07/01/19 (m)	4,358
2,000	City of Anchorage, Schools, Series B, GO, FGIC, 5.88%, 12/01/10 (m) (p)	2,151
		10,419
	Arizona — 0.5%
4,360	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.75%, 07/01/14 (m) (p)	4,874
	California — 17.6%
2,500	California Educational Facilities Authority, Claremont Mckenna College, Rev., 5.00%, 01/01/18	2,359
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., CA MTG INS, 5.00%, 11/01/14	2,038
2,000	Series A, Rev., CA MTG INS, 5.00%, 11/01/14	1,808
	California State Department of Water Resources, Power Supply,
2,000	Series A, Rev., MBIA-IBC, 5.25%, 05/01/12 (p)	2,175
4,000	Series A, Rev., XLCA, 5.38%, 05/01/12 (p)	4,369
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., 5.50%, 12/01/13	2,821
3,000	California State Public Works Board, Department of Mental Health, Coalinga, Series A, Rev., 5.50%, 06/01/14	3,084
	California State University, Systemwide,
5,915	Series A, Rev., FGIC, 5.00%, 05/01/13	5,529
2,850	Series C, Rev., MBIA, 5.00%, 11/01/15	2,793
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., CA ST MTG, 5.25%, 11/15/13	3,851
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, MBIA, 5.00%, 04/01/10	353
430	Chino Valley Unified School District, Series A, COP, GO, FSA, 5.38%, 08/01/12	458
3,555	City of Oakland, Sewer System, Series A, Rev., FSA, 5.00%, 06/15/14	3,465
2,210	City of Riverside, Electric, Rev., FSA, 5.25%, 10/01/11 (p)	2,388
2,000	City of San Jose Evergreen Community College District, Series A, GO, AMBAC, 5.25%, 09/01/14	2,133
	East Bay Municipal Utility District,
7,000	Sub Series A, Rev., MBIA, 5.00%, 06/01/15	6,631
3,260	Sub Series B, Rev., AMBAC, 5.00%, 06/01/17	3,373
1,000	Fullerton University Foundation, Series A, Rev., MBIA, 5.75%, 07/01/10	1,010
13,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.75%, 06/01/17	11,570
325	Golden West Schools Financing Authority, Series A, Rev., MBIA, 5.80%, 02/01/20	358
2,000	Long Beach Bond Finance Authority, Series A, Rev., 5.25%, 11/15/21	1,867
3,280	Los Angeles, Harbor Department, Rev., 7.60%, 10/01/18 (p)	3,920
10,000	Los Angeles Unified School District, Election of 1997, Series E, GO, MBIA, 5.13%, 07/01/12 (p)	10,761
6,000	Metropolitan Water District of Southern California, Series A, Rev., 5.00%, 07/01/17	5,819
2,920	Napa Valley Unified School District, Election 2002, GO, FGIC, 5.00%, 08/01/16	2,802
	Orange County Development Agency, Santa Ana Heights Project Area, Tax Allocation,
2,120	AMBAC, 5.25%, 09/01/13	2,242
3,230	AMBAC, 5.25%, 09/01/13	3,438
1,805	Pomona Public Financing Authority, Merged Redevelopment, Unrefunded Balance, Series AH, Rev., AMBAC, 5.25%, 02/01/13	1,832
50	Pomona Unified School District, Series A, GO, MBIA, 6.10%, 02/01/20	55
6,650	San Bernardino City, University School District, Series A, GO, FGIC, 5.75%, 08/01/09 (p)	6,989
2,555	San Bernardino Joint Powers Financing Authority, Tax Allocation, Series A, FSA, 5.75%, 10/01/25	2,706
160	San Mateo County Transportation District, Series A, Rev., MBIA, 5.25%, 06/01/19	170
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., MBIA, 6.25%, 07/01/24	4,957
6,765	Saugus Union School District, Capital Appreciation, GO, FGIC, Zero Coupon, 08/01/22	2,943

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
	South Orange County, Public Financing Authority, Foothill Area, Special Tax,
4,740	Series A, FGIC, 5.25%, 08/15/14	5,012
3,880	Series A, FGIC, 5.25%, 08/15/14	3,989
	State of California,
5,000	GO, 5.00%, 08/01/13	4,688
3,000	GO, 5.25%, 02/01/13	3,091
2,000	GO, MBIA, 5.00%, 06/01/14 (p)	2,152
20	GO, XLCA-ICR, 5.00%, 02/01/12 (p)	21
5,500	State of California, Economic Recovery, Series A, GO, 5.00%, 07/01/11	5,665
4,980	State of California, Unrefunded Balance, GO, XLCA-ICR, 5.00%, 02/01/12	5,084
4,550	Sweetwater Union High School District, Special Tax, Series A, FSA, 5.00%, 09/01/15	4,391
2,060	University of California, Series G, Rev., FGIC, 5.00%, 05/15/13	2,040
6,710	University of California, Multiple Purpose Project, Series Q, Rev., FSA, 5.00%, 09/01/11 (p)	7,185
		156,385
	Colorado — 1.8%
	Denver City & County, Airport,
1,600	Series A, Rev., AMBAC, 6.00%, 11/15/10	1,648
6,135	Series D, Rev., AMBAC-TCRS, 7.75%, 11/15/13	6,807
2,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, FGIC, 5.75%, 12/15/14	2,151
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 09/01/22	4,044
1,150	Weld & Adams Counties School District No. RE-3J, GO, FSA, 5.00%, 12/15/14	1,193
		15,843
	Connecticut — 0.2%
	Connecticut State Health & Educational Facility Authority, Eastern Connecticut,
1,420	Series A, Rev., RADIAN, 6.38%, 07/01/10 (p)	1,542
80	Series A, Rev., RADIAN, 6.38%, 07/01/10 (p)	87
		1,629
	Delaware — 0.7%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.90%, 01/01/18 (p)	5,888
	District of Columbia — 1.8%
3,965	District of Columbia, Series B, GO, MBIA, 6.00%, 06/01/19	4,379
10,950	District of Columbia, George Washington University, Series A, Rev., MBIA, 6.00%, 09/15/09	11,456
		15,835
	Florida — 2.7%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., FSA, 6.05%, 10/01/14	4,221
5,000	Highlands County Health Facilities Authority, Hospital Adventist Sunbelt, Series A, Rev., 6.00%, 11/15/11 (p)	5,503
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., FGIC, 6.00%, 10/01/18	3,537
2,415	Hillsborough County, Parks & Recreation Program, GO, MBIA, 5.25%, 07/01/25	2,464
	Orange County, Health Facilities Authority,
3,760	Series A, Rev., MBIA, 6.25%, 10/01/12 (p)	4,218
1,580	Series C, Rev., MBIA, 6.25%, 10/01/12 (p)	1,772
680	Orange County, Health Facilities Authority, Unrefunded Balance, Series C, Rev., MBIA, 6.25%, 10/01/12	745
	Santa Rosa Bay, Bridge Authority, Capital Appreciation,
500	Rev., ACA-CBI MBIA-IBC, Zero Coupon, 07/01/19	272
2,255	Rev., ACA-CBI-MBIA-IBC, Zero Coupon, 07/01/20	1,139
		23,871
	Georgia — 7.1%
1,500	City of Fairburn, Combined Utilities, Rev., 5.75%, 10/01/10 (p)	1,616
10,000	Dalton Development Authority, Hamilton Health Care System, Rev., MBIA, 5.50%, 08/15/26 (k)	10,163
	Forsyth County School District,
7,700	GO, 5.75%, 02/01/10 (p)	8,253
4,000	GO, 6.00%, 02/01/10 (p)	4,306
7,000	Main Street Natural Gas, Inc., Series A, Rev., 5.50%, 09/15/24	6,174
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.25%, 07/01/20	11,673
	Municipal Electric Authority of Georgia,
4,000	Series B, Rev., 6.20%, 01/01/10	4,226
4,500	Series BB, Rev., MBIA-IBC, 5.25%, 01/01/25	4,575
2,490	Series C, Rev., MBIA-IBC, 5.25%, 01/01/25	2,532

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — Continued
3,110	Savannah EDA, College of Art & Design Project, Rev., 6.60%, 10/01/09 (p)	3,344
5,500	State of Georgia, Series B, GO, 6.00%, 03/01/12 (p)	6,073
		62,935
	Idaho — 0.2%
1,320	University of Idaho, Student Fee, Recreation Center Project, Rev., FSA, 6.00%, 04/01/09 (p)	1,378
	Illinois — 6.0%
10,000	Chicago O’Hare International Airport, Passenger Facility Charge, Series A, Rev., AMBAC, 5.63%, 03/06/08	10,006
1,750	Chicago Public Building, Commission Building, Series A, Rev., MBIA, 7.00%, 01/01/20 (p)	2,113
5,000	Cook County, Series B, GO, MBIA, 5.00%, 11/15/17	5,221
1,480	Cook County Community High School District 219, GO, FGIC, 8.00%, 12/01/15 (p)	1,892
2,510	Cook County Community High School District 219, Unrefunded Balance, GO, FGIC, 8.00%, 12/01/15	3,159
3,955	Illinois Health Facilities Authority, Revolving Fund, Series A, Rev., VAR, 5.50%, 08/01/11	4,052
7,000	Metropolitan Pier & Exposition Authority, McCormick Plan Expansion Project, Rev., FGIC, 5.50%, 12/15/09	7,078
	Regional Transportation Authority,
2,425	Rev., MBIA, 6.25%, 07/01/15	2,779
6,000	Rev., MBIA, 6.50%, 07/01/30	6,953
4,000	Series D, Rev., FGIC, 7.75%, 06/01/19	4,950
4,725	State of Illinois, Series P, Rev., 6.50%, 06/15/22	5,417
		53,620
	Indiana — 2.3%
1,550	Beech Grove School Building Corp., First Mortgage, Rev., MBIA, 6.25%, 07/05/16 (m)	1,728
30	City of Indianapolis, Gas Utilities, Rev., 7.00%, 04/07/08 (p)	30
3,000	Indiana Municipal Power Agency Supply System, Series B, Rev., MBIA, 5.50%, 01/01/16	3,180
	Indiana Transportation Finance Authority, Highway,
8,750	Series A, Rev., 6.80%, 12/01/16	10,029
885	Series A, Rev., 7.25%, 06/01/15 (p)	963
3,115	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Airport Facility, Series A, Rev., 7.25%, 06/01/15	3,611
1,180	Vincennes Community School Building Corp., First Mortgage, Rev., FSA, 6.00%, 04/07/08	1,193
		20,734
	Kansas — 0.7%
3,050	Johnson County Unified School District 232, Series A, GO, FSA, 5.25%, 09/01/15	3,093
	Sedgwick County Unified School District 266,
1,575	GO, MBIA, 5.00%, 09/01/14	1,695
1,025	GO, MBIA, 5.00%, 09/01/17	1,049
		5,837
	Kentucky — 0.5%
4,090	Louisville & Jefferson County Metropolitan Sewer District, Series A, Rev., FGIC, 5.63%, 11/15/09	4,263
	Louisiana — 2.6%
7,505	City of Shreveport, Series A, GO, FGIC, 5.25%, 05/01/09 (p)	7,718
	City of St. Bernard Parish, Sales & Use Tax,
2,535	Rev., FSA, 5.00%, 03/01/14	2,673
2,445	Rev., FSA, 5.00%, 03/01/14	2,554
2,760	Rev., FSA, 5.00%, 03/01/14	2,856
1,505	Rev., FSA, 5.00%, 03/01/14	1,542
2,885	Rev., FSA, 5.00%, 03/01/14	2,926
	State of Louisiana, Gas & Fuels Tax,
2,000	Series A, Rev., AMBAC, 5.38%, 06/01/12	2,094
1,040	Series A, Rev., AMBAC, 5.38%, 06/01/12	1,076
		23,439
	Maryland — 0.3%
2,750	State of Maryland, State & Local Facilities Lien, Capital Improvement, Series A, GO, 5.50%, 03/01/15	3,056
	Massachusetts — 1.4%
290	City of Auburn, GO, AMBAC, 5.13%, 06/01/14 (m)	294
470	City of Pittsfield, GO, MBIA, 5.13%, 04/15/12	477
5,000	Commonwealth of Massachusetts, Series E, GO, AMBAC, 5.00%, 11/01/16 (p)	5,399
1,995	Manchester Essex Regional School District, GO, 4.20%, 01/15/18	1,677
2,250	Massachusetts Port Authority, Series B, Rev., AMT, FSA, 5.50%, 07/01/09	2,326

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Massachusetts — Continued
1,975	Massachusetts State College Building Authority, Series A, Rev., Commonwealth GTD, 7.50%, 05/01/14	2,316
		12,489
	Michigan — 3.2%
2,000	L’Anse Creuse, Public Schools, GO, FSA, Q-SBLF, 5.00%, 11/01/14	2,103
10,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series A, Rev., MBIA, 6.25%, 11/15/09 (p)	10,619
15,000	Michigan Strategic Fund, Detroit Education Community Center Convention, Rev., VAR, AMBAC, 4.85%, 09/01/11	15,572
		28,294
	Minnesota — 0.1%
535	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., MBIA, 5.90%, 04/07/08	536
	Mississippi — 1.0%
7,940	Mississippi Development Bank Special Obligation, Gulfport Water & Sewer Project, Rev., FSA, 6.00%, 07/01/12 (p)	8,917
	Missouri — 0.7%
1,105	City of Sikeston, Electric, Rev., MBIA, 6.00%, 06/01/16	1,256
1,505	Jackson County, Public Building Corp., Capital Improvements Project, Rev., 5.00%, 12/01/13	1,436
2,250	St. Louis Municipal Finance Corp., Convention Center Project, Rev., AMBAC, 5.25%, 07/15/13	2,425
1,000	University of Missouri, Curators University, Series B, Rev., 5.00%, 11/01/13	1,049
		6,166
	Montana — 0.7%
	Montana State Board of Regents, Higher Education,
890	Series H, Rev., AMBAC, 5.00%, 11/15/14	914
100	Series H, Rev., AMBAC, 5.50%, 11/15/14	109
	Montana State Board of Regents, Higher Education, Montana State University,
2,500	Series I, Rev., AMBAC, 5.00%, 11/15/14	2,544
1,210	Series I, Rev., AMBAC, 5.00%, 11/15/14	1,220
1,215	Series I, Rev., AMBAC, 5.00%, 11/15/14	1,218
		6,005
	Nevada — 1.3%
5,000	Clark County School District, Series A, GO, MBIA, 7.00%, 06/01/11	5,587
6,000	Truckee Meadows Water Authority, Series A, Rev., FSA, 5.00%, 07/01/11 (p)	6,345
		11,932
	New Jersey — 2.2%
4,200	Freehold Regional High School District, GO, FGIC, 5.60%, 03/01/10 (p)	4,423
	Montville Township School District
625	GO, FSA, 5.00%, 08/01/14	681
630	GO, FSA, 5.00%, 08/01/15	684
4,125	New Jersey EDA, Cigarette Tax, Rev., 5.63%, 04/07/08	4,125
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
1,000	Series A, Rev., 5.75%, 06/15/15 (p)	1,125
2,500	Series C, Rev., FGIC, 5.25%, 06/15/15 (p)	2,737
5,000	Series C, Rev., MBIA, 5.25%, 06/15/15 (p)	5,475
		19,250
	New Mexico — 0.3%
3,030	Los Alamos County, Utilities, Series A, Rev., FSA, 5.00%, 07/01/13	3,220
	New York — 16.7%
300	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.75%, 05/01/12	322
3,600	Long Island Power Authority, Series E, Rev., FGIC, 5.00%, 12/01/16	3,732
	Metropolitan Transportation Authority,
3,000	Series A, Rev., 5.13%, 07/01/12	3,004
5,000	Series B, Rev., FSA, 4.5%, 11/15/16	4,458
	New York City,
6,040	Series A, GO, 6.00%, 05/15/10 (p)	6,491
1,500	Series H, GO, MBIA-IBC, 5.00%, 08/01/14	1,559
4,000	Series J, Sub Series J-1, GO, 5.00%, 06/01/16	3,979
	New York City, Unrefunded Balance,
9,255	GO, 6.00%, 01/15/13	9,957
745	Series A, GO, 6.00%, 05/15/10	784
7,885	Series F, GO, 6.00%, 01/15/13 (p)	8,798
2,000	New York City Municipal Water Finance Authority, Second Generation Resolution, Sewer, Series DD, Rev., 5.00%, 06/15/12	1,901
565	New York City Municipal Water Finance Authority, Unrefunded Balance, Series B, Rev., 6.00%, 06/15/10	605

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
17,000	New York City Transitional Finance Authority, Future Tax Secured, Series C, Rev., 5.50%, 05/01/10 (p)	18,075
1,530	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series B, Rev., 5.50%, 02/01/11	1,630
	New York Municipal Bond Bank Agency,
1,900	Series C, Rev., 5.25%, 06/01/13	1,917
2,000	Series C, Rev., 5.25%, 06/01/13	2,017
	New York State Dormitory Authority, City University System, CONS,
3,000	Series A, Rev., FGIC, 5.13%, 07/01/10 (p)	3,147
5,000	Series A, Rev., FSA-CR, 5.75%, 07/01/13	5,313
3,020	New York State Dormitory Authority, State University Dorm Facilities, Series B, Rev., MBIA, 5.25%, 07/01/15	3,166
2,575	New York State Environmental Facilities Corp., Municipal Water Financing Authority, Sub Series B, Rev., 5.00%, 06/15/16	2,693
	New York State Environmental Facilities Corp., Revolving Funds, Municipal Water Project,
9,345	Series D, Rev., 5.38%, 06/15/12	9,892
7,135	Series E, Rev., 5.38%, 06/05/12	7,556
7,270	Series E, Rev., 5.38%, 06/15/12	7,793
26,000	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.13%, 06/01/24	27,932
10	Rome City School District, GO, FGIC, 5.00%, 06/15/12	11
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.50%, 06/01/13	3,118
3,000	Series B-1C, Rev., 5.50%, 06/01/13	3,110
3,000	Tobacco Settlement Financing Corp., Asset Backed, Series A-1, Rev., 5.50%, 06/01/13	3,127
915	Utica Industrial Development Agency, Civic Facilities, Munson-Williams, Series A, Rev., 5.38%, 07/15/09 (p)	964
835	Utica Industrial Development Agency, Munson-Williams, Unrefunded Balance, Series A, Rev., 5.38%, 07/15/09	866
		147,917
	North Carolina — 2.0%
6,600	City of Charlotte, GO, 5.50%, 06/01/10 (p)	7,094
4,400	Cumberland County, GO, 5.70%, 03/01/10 (p)	4,723
	Gaston County,
2,960	GO, FSA, 4.38%, 04/01/16	2,733
3,550	GO, FSA, 4.50%, 04/01/16	3,257
30	North Carolina State Housing Finance Agency, Single Family Mortgage, Series FF, Rev., AMT, FHA, 6.25%, 04/07/08	31
		17,838
	North Dakota — 1.1%
4,325	City of Bismarck, Healthcare Facilities, St. Alexius Medical Center, Series A, Rev., FSA, 5.25%, 07/01/08	4,438
5,000	Mercer County, Antelope Valley Station, Rev., AMBAC, 7.20%, 06/30/13	5,546
		9,984
	Ohio — 2.2%
1,500	Chillicothe City School District, School Improvement, GO, FGIC, 5.25%, 12/01/14 (p)	1,642
735	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 11/15/15	660
2,055	Cleveland-Cuyahoga County Port Authority, Port Development Cleveland Bond Fund, Series C, Rev., 5.95%, 05/15/12	1,992
2,360	Hamilton County, Sales Tax, Sub Series B, Rev., AMBAC, 5.75%, 12/01/10 (p)	2,532
605	Hamilton County, Sales Tax, Unrefunded Balance, Sub Series B, Rev., AMBAC, 5.75%, 12/01/10	639
3,000	Lucas County, Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.63%, 11/15/09	3,089
	RiverSouth, Authority Area Redevelopment,
2,080	Series A, Rev., 5.25%, 06/01/14	2,138
1,255	Series A, Rev., 5.25%, 06/01/14	1,281
1,000	Series A, Rev., 5.25%, 06/01/14	1,014
1,050	Series A, Rev., 5.25%, 06/01/14	1,058
	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund,
1,115	Series A, Rev., 6.00%, 05/15/11 (p)	1,153
1,650	Series C, Rev., LOC: Fifth Third Bank Northwest Ohio, 6.38%, 11/15/13	1,598
785	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund, Woodsage Project, Series B, Rev., 5.40%, 05/15/14	767
		19,563

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oklahoma — 0.0% (g)
290	Oklahoma State Housing Finance Agency, Single Family Housing, Series B-2, Rev., AMT, GNMA/FNMA COLL, 6.80%, 09/01/09	297
	Oregon — 0.6%
5,000	Washington County, Unified Sewerage Agency, Senior Lien, Series A, Rev., FGIC, 5.75%, 10/01/10	5,335
	Pennsylvania — 1.3%
2,025	Altoona City Authority, Rev., FSA, 5.25%, 11/01/19 (m)	2,160
2,375	Delaware River Port Authority of Pennsylvania & New Jersey, Rev., FSA, 5.63%, 01/01/10	2,472
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.50%, 07/01/12	6,834
		11,466
	Puerto Rico — 3.4%
5,655	Commonwealth of Puerto Rico, GO, MBIA, 6.00%, 07/01/16	6,260
10,000	Puerto Rico Electric Power Authority, Series KK, Rev., MBIA, 5.50%, 07/01/15	10,748
5,000	Puerto Rico Highway & Transportation Authority, Series B, Rev., 6.00%, 07/01/10 (p)	5,381
1,630	Puerto Rico Public Buildings Authority, Government Facilities, Series A, Rev., AMBAC, Commonwealth GTD, 6.25%, 07/01/11	1,759
	Puerto Rico Sales Tax Financing Corp., Capital Appreciation,
6,400	Series A, Rev., 5.25%, 08/01/17	5,744
7,500	Series A, Rev., AMBAC, Zero Coupon, 08/01/54	426
		30,318
	South Carolina — 4.3%
290	Berkeley County, Water & Sewer, Unrefunded Balance, Rev., MBIA, 5.25%, 06/01/13	294
1,450	Charleston Educational Excellence Finance Corp., Charleston County School District Project, Rev., 5.00%, 12/01/14	1,460
9,480	City of Spartanburg, Series A, Rev., FSA, 4.38%, 06/01/17	8,326
4,100	Georgetown County School District, GO, SCSDE, 5.75%, 03/01/11 (p)	4,406
3,660	Greenwood Metropolitan District, Rev., FSA, 4.25%, 10/01/18	3,029
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.75%, 01/01/20 (p)	4,690
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/20	5,384
8,945	South Carolina Jobs & EDA, Palmetto Healthcare, Series C, Rev., 6.88%, 08/01/13 (p)	10,411
		38,000
	South Dakota — 0.8%
	Heartland Consumers Power District, Electric,
2,941	Rev., 6.38%, 01/01/16 (p)	3,274
1,425	Rev., 7.00%, 01/01/16 (p)	1,601
2,500	Rev., FSA, 6.00%, 01/01/17	2,758
		7,633
	Tennessee — 0.7%
	Knox County Health Educational & Housing Facilities Board, Fort Sanders Alliance,
1,360	Rev., MBIA, 7.25%, 01/01/09	1,404
1,300	Rev., MBIA, 7.25%, 01/01/10	1,385
3,000	Metropolitan Government Nashville & Davidson County, Rev., FGIC, 5.20%, 01/01/13	3,165
		5,954
	Texas — 3.5%
445	City of Austin, Certificates of Obligation, GO, MBIA, 5.00%, 09/01/14 (m)	468
6,000	City of Brownsville, Priority Refunding, Utilities, Rev., MBIA, 6.25%, 09/01/14 (p)	6,570
1,710	City of Pharr, Series B, GO, MBIA, 5.00%, 08/15/15	1,759
4,250	City of San Antonio, Electric & Gas, Series 2000, Rev., 5.00%, 02/01/17 (p)	4,509
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., FGIC, 5.50%, 11/01/11	3,001
2,250	Frisco Independent School District, GO, PSF-GTD, 5.13%, 08/15/12	2,181
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.50%, 10/01/19 (p)	1,619
	Midtown Redevelopment Authority, Tax Allocation,
1,650	AMBAC, 5.00%, 01/01/15	1,611

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
1,570	AMBAC, 5.00%, 01/01/15	1,552
1,500	Port Arthur Independent School District GO, ASSURED GTY, 4.75%, 02/15/18 (w)	1,350
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.25%, 08/01/16	5,052
1,085	Travis County, GO, 5.25%, 03/01/17	1,138
		30,810
	Utah — 0.0% (g)
125	Utah Housing Finance Agency, Single Family Mortgage, Senior Issue, Series A-2, Rev., FHA, VA MTGS, 6.25%, 04/07/08	126
	Virginia — 0.9%
	City of Lynchburg Public Improvement,
1,105	GO, 5.00%, 06/01/14	1,172
1,035	GO, 5.00%, 06/01/14	1,097
1,205	GO, 5.00%, 06/01/14	1,254
4,140	City of Norfolk, Water, Rev., MBIA, 5.88%, 04/07/08	4,149
		7,672
	Washington — 2.7%
5,000	City of Seattle, Municipal Light & Power, Rev., MBIA-IBC, 6.00%, 10/01/09 (p)	5,296
7,000	Energy Northwest Electric, Columbia Generating Station, Series B, Rev., MBIA, 5.50%, 07/01/09	7,267
5,000	Energy Northwest Electric, Project No. 1, Series A, Rev., MBIA, 5.50%, 07/01/12	5,328
15	Energy Northwest, Unrefunded Balance, Series B, Rev., 7.25%, 07/01/09	16
100	Energy Northwest, Washington Street Public Power Supply, Series B, Rev., 7.25%, 07/01/09 (p)	103
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.50%, 10/01/22	5,657
		23,667
	Wisconsin — 0.5%
3,820	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Rev., 5.63%, 10/01/11 (p)	4,165
	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Unrefunded Balance,
250	Rev., 5.63%, 10/01/11	271
120	Rev., 5.63%, 10/01/11	129
		4,565
	Total Long-Term Investments (Cost $858,328)	876,332

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
3,687	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $3,687)	3,687
	Total Investments — 99.1% (Cost $862,015)	880,019
	Other Assets In Excess of Liabilities — 0.9%	7,866
	NET ASSETS — 100.0%	$887,885

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 2/29/08	UNREALIZED DEPRECIATION
	Short Futures Outstanding
(204)	U.S. Treasury Bond	June, 2008	$(24,199)	$(607)

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

JPMorgan West Virginia Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 96.8%
	Municipal Bonds — 96.8%
	Arizona — 1.1%
1,000	Arizona State University, Board of Regents, COP, MBIA, 5.00%, 07/01/17	1,033
	California — 2.3%
2,000	State of California, GO, 5.00%, 09/01/16	2,060
	Illinois — 4.1%
1,000	City of Chicago, Neighbours Alive 21 Program, GO, AMBAC, 5.00%, 01/01/14 (p)	1,069
2,420	Cook County School District No. 99-Cicero, Series C, GO, FSA, 5.00%, 12/01/15	2,594
		3,663
	Indiana — 1.4%
1,180	Northwest Allen School Building Corp., First Mortgage, Rev., FSA, 5.00%, 01/15/13	1,256
	Kansas — 2.8%
3,225	Labette County, Single Family Mortgage, Rev., Zero Coupon, 12/01/14 (p)	2,490
	Tennessee — 1.1%
1,000	Tennessee Energy Acquisition Corp., Series C, Rev., 5.00%, 02/01/17	984
	West Virginia — 84.0%
1,525	Brooke Pleasants, Tyler & Wetzel Counties, Single Family Mortgage, Rev., 7.40%, 08/15/10 (p)	1,683
475	City of Charleston, Building Commission, Center for Arts & Science Project, Rev., 5.30%, 06/01/09 (i)	486
1,120	City of Charleston, Urban Renewal Authority, Diamond Project Series A, Rev., FSA, 5.75%, 12/15/09	1,185
	City of Clarksburg, Capital Appreciation, Water Improvement
1,020	Rev., FSA-CR RADIAN-IBCC, Zero Coupon, 09/01/08	1,007
1,000	Rev., FSA-CR RADIAN-IBCC, Zero Coupon, 09/01/11	890
	City of Fairmont, Waterworks
790	Rev., MBIA, 5.30%, 04/07/08	807
925	Rev., MBIA, 5.50%, 04/07/08	945
1,430	City of Parkersburg, Water Works & Sewer System Series A, Rev., FGIC, 5.00%, 08/01/15	1,453
1,000	City of Wheeling, Waterworks & Sewer System, Rev., FGIC, 5.40%, 04/07/08	1,002
1,525	Harrison County, County Commission, Series A, SO, 6.25%, 05/15/10 (p)	1,601
735	Jackson County, Residential Mortgage, Rev., FGIC, 7.38%, 06/01/10 (p)	804
3,260	Kanawha, Mercer and Nicholas Counties, Single Family Mortgage, Rev., Zero Coupon, 2/01/14 (p)	2,322
5,550	Kanawha-Putnam County, Single Family Mortgage, Series A, Rev., Zero Coupon, 12/01/16 (p)	3,801
1,065	Marion County, Single Family Mortgage, Rev., FGIC, PRIV MTGS, 7.38%, 08/01/11 (p)	1,205
360	Marshall County, SO, 6.50%, 05/15/10 (p)	378
1,915	Marshall County Board of Education, Public School, GO, MBIA, 5.00%, 05/01/17	2,000
2,000	Raleigh, Fayette & Nicholas Counties, SO, 6.25%, 08/01/11 (p)	2,154
	State of West Virginia,
1,000	Series B, AMT, GO, FGIC, 5.80%, 04/07/08	1,012
1,000	Series B, AMT, GO, FGIC, 5.85%, 04/07/08	1,012
	State of West Virginia, Capital Appreciation, Infrastructure,
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/13	793
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/14	750
2,000	State of West Virginia, Infrastructure, GO, FGIC, 5.00%, 11/01/14	2,147
	State of West Virginia, State Roads,
1,500	GO, 5.20%, 06/01/09 (p)	1,559
1,000	GO, 5.75%, 06/01/09 (p)	1,046
1,000	GO, FGIC, 5.00%, 06/01/15	1,011
970	GO, FGIC, 5.50%, 06/01/10 (p)	1,033
1,075	GO, FSA, 5.25%, 06/01/09 (p)	1,118
	West Virginia Commissioner of Highways, Surface Transportation Improvements,
500	Series A, Rev., FSA, 5.00%, 09/01/14	538
1,000	Series A, Rev., FSA, 5.00%, 09/01/15	1,072
1,000	West Virginia EDA, Capitol Parking Garage Project, Rev., AMBAC, 5.63%, 06/01/09	1,045
1,000	West Virginia EDA, Correctional Juvenile, Series A, Rev., MBIA, 5.50%, 06/01/12	1,072
500	West Virginia EDA, Department of Environmental Protection, Rev., 4.00%, 11/01/09	509
	West Virginia Higher Education Policy Commission, University Facilities,
1,500	Series A, Rev., MBIA, 5.00%, 04/01/12	1,577
1,050	Series B, Rev., FGIC, 5.00%, 04/01/14	1,049

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   59

JPMorgan West Virginia Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	West Virginia — Continued
	West Virginia School Building Authority, Capital Improvement,
1,000	Series A, Rev., FGIC, 5.00%, 07/01/16	1,047
2,000	Series A, Rev., FGIC, 5.00%, 07/01/17	2,000
2,000	Series A, Rev., FGIC, 5.00%, 07/01/17	2,045
	West Virginia State Building Commission,
1,000	Series A, Rev., MBIA, 5.25%, 04/07/08	1,008
2,465	Series A, Rev., MBIA, 5.25%, 04/07/08	2,518
1,990	West Virginia State Building Commission, Regional Jail, Series A, Rev., AMBAC, 5.25%, 07/01/12	2,106
	West Virginia State Higher Education, Interim Governing Board University, Marshall University,
1,440	Series A, Rev., FGIC, 5.25%, 05/01/11	1,505
1,600	Series A, Rev., FGIC, 5.25%, 05/01/11	1,656
1,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital, Series A, Rev., FSA, 5.25%, 02/15/14	1,022
895	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Series A, Rev., 6.50%, 09/01/16 (p)	1,036
1,480	West Virginia State Hospital Finance Authority, United Hospital Center, Inc. Project, Series A, Rev., AMBAC, 5.00%, 06/01/15	1,530
1,075	West Virginia State Infrastructure, Series B, GO, AMT, FGIC, 5.75%, 11/01/12	1,152
	West Virginia State Parkway Economic Development & Tourism Authority,
1,000	Rev., FGIC, 5.25%, 05/15/16	1,069
2,000	Rev., FGIC, 5.25%, 05/15/19	2,101
	West Virginia University, University Projects,
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/16	682
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/17	638
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/18	595
1,000	Series B, Rev., FGIC, 5.00%, 10/01/14	1,006
	West Virginia Water Development Authority,
1,200	Series A, Rev., AMBAC, 5.50%, 10/01/13 (p)	1,335
620	Series A, Rev., FSA, 5.35%, 10/01/10 (p)	657
770	Series A, Rev., FSA, 5.40%, 10/01/10 (p)	816
	West Virginia Water Development Authority, Loan Program II,
1,125	Series A-II, Rev., FGIC, 5.00%, 11/01/15	1,147
2,275	Series B, Rev., AMBAC, 5.00%, 11/01/12	2,388
1,000	Series B, Rev., AMBAC, 5.00%, 11/01/13	1,050
1,420	West Virginia Water Development Authority, Loan Program IV, Series A, Rev., FSA, 5.00%, 11/01/15	1,464
		75,639
	Total Long-Term Investments (Cost $85,470)	87,125

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
2,192	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $2,192)	2,192
	Total Investments — 99.2% (Cost $87,662)	89,317
	Other Assets in Excess of Liabilities — 0.8%	748
	NET ASSETS — 100.0%	$90,065

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

JPMorgan Municipal Bond Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

ABBREVIATIONS AND DEFINITIONS:

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Advisors Inc.

(d)—	Defaulted Security.

(f)—	Fair Valued Investment. The Municipal Income Fund owns fair valued securities with a market value of approximately $10,435,000 which amounts to 0.6% of total investments.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares and dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(u)—	Security represents underlying bonds transferred to a separate trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in financing transactions (see Note 2I).

(w)—	When issued security.

ACA—	Insured by American Capital Access

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BIG—	Bond Investment Guarantee

CA MTG INS—	California Mortgage Insurance

CA ST MTG—	California State Mortgage

CBI—	Certificate of Bond Interest

CIFG—	CDC IXIS Financial Guarantee

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificates of Participation

CR—	Custodial Receipts

EDA—	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corporation

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance

GNMA—	Government National Mortgage Association

GO—	General Obligation

GO OF AGY—	General Obligation of Agency

GTD—	Guaranteed

GTY—	Guaranty

IBC—	Insured Bond Certificates

IBCC—	Insured Bond Custodial Certificate

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

IDR—	Industrial Development Revenue

IMI—	Investors Mortgage Insurance Company

INS—	Insured

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

MGIC—	Mortgage Guaranty Insurance Corporation

MTGS—	Mortgages

PRIV MTGS—	Private Mortgages

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Board Loan Fund

RADIAN—	Radian Asset Assurance

Rev.—	Revenue Bond

SCSDE—	South Carolina School District Enhancement

SO—	Special Obligation

TCRS—	Transferable Custodial Receipts

VA—	Veterans Administration

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of February 29, 2008.

VEREX—	Verex Assurance Inc.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 29, 2008.

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   61

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$144,789		$77,327		$66,541
Investments in affiliates, at value	5,696		204		2,067
Total investment securities, at value	150,485		77,531		68,608
Cash	1		—	(b)	—	(b)
Receivables:
Fund shares sold	626		44		115
Interest and dividends	1,690		830		816
Prepaid expenses and other assets	—	(b)	—	(b)	—	(b)
Total Assets	152,802		78,405		69,539

LIABILITIES:
Payables:
Dividends	272		212		102
Fund shares redeemed	77		15		16
Accrued liabilities:
Investment advisory fees	37		19		15
Administration fees	12		1		2
Shareholder servicing fees	13		4		2
Distribution fees	10		4		10
Custodian and accounting fees	8		7		9
Trustees’ and Chief Compliance Officer’s fees	1		1		1
Other	54		49		50
Total Liabilities	484		312		207
Net Assets	$152,318		$78,093		$69,332

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund
NET ASSETS:
Paid in capital	$151,717	$76,374	$67,278
Accumulated undistributed (distributions in excess of) net investment income	(4)	(3)	2
Accumulated net realized gains (losses)	(102)	(91)	(261)
Net unrealized appreciation (depreciation)	707	1,813	2,313
Total Net Assets	$152,318	$78,093	$69,332

Net Assets:
Class A	$37,232	$11,925	$36,283
Class B	1,410	2,949	4,748
Class C	3,309	—	—
Select Class	110,367	63,219	28,301
Total	$152,318	$78,093	$69,332

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,003	1,217	3,756
Class B	150	303	491
Class C	353	—	—
Select Class	11,748	6,459	2,931

Net Asset Value:
Class A — Redemption price per share	$9.30	$9.80	$9.66
Class B — Offering price per share (a)	9.39	9.73	9.67
Class C — Offering price per share (a)	9.37	—	—
Select Class — Offering and redemption price per share	9.39	9.79	9.66
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.66	$10.18	$10.04

Cost of investments in non-affiliates	$144,082	$75,514	$64,228
Cost of investments in affiliates	5,696	204	2,067

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   63

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$233,865		$1,599,702		$207,495
Investments in affiliates, at value	6,190		39,351		5,059
Total investment securities, at value	240,055		1,639,053		212,554
Cash	—	(b)	4		—	(b)
Receivables:
Fund shares sold	417		2,811		713
Interest and dividends	3,118		19,781		2,423
Prepaid expenses and other assets	—	(b)	—	(b)	—	(b)
Total Assets	243,590		1,661,649		215,690

LIABILITIES:
Payables:
Dividends	392		3,905		326
Interest payable on floating rate notes	—		47		—
Floating rate notes payable	—		4,990		—
Fund shares redeemed	1,020		582		230
Accrued liabilities:
Investment advisory fees	59		404		52
Administration fees	17		139		14
Shareholder servicing fees	22		219		21
Distribution fees	22		43		31
Custodian and accounting fees	11		36		10
Trustees’ and Chief Compliance Officer’s fees	1		4		—	(b)
Other	51		130		65
Total Liabilities	1,595		10,499		749
Net Assets	$241,995		$1,651,150		$214,941

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
NET ASSETS:
Paid in capital	$244,936	$1,704,987	$213,300
Accumulated undistributed (distributions in excess of) net investment income	(5)	(46)	(5)
Accumulated net realized gains (losses)	(4,926)	(31,061)	(1,284)
Net unrealized appreciation (depreciation)	1,990	(22,730)	2,930
Total Net Assets	$241,995	$1,651,150	$214,941

Net Assets:
Class A	$49,175	$101,274	$69,138
Class B	15,563	19,530	18,326
Class C	3,457	17,655	8,959
Select Class	173,800	1,512,691	118,518
Total	$241,995	$1,651,150	$214,941

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,747	10,607	6,536
Class B	1,576	2,056	1,719
Class C	351	1,862	843
Select Class	16,799	159,262	11,261

Net Asset Value:
Class A — Redemption price per share	$10.36	$9.55	$10.58
Class B — Offering price per share (a)	9.88	9.50	10.66
Class C — Offering price per share (a)	9.86	9.48	10.63
Select Class — Offering and redemption price per share	10.35	9.50	10.52
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.76	$9.92	$10.99

Cost of investments in non-affiliates	$231,875	$1,622,432	$204,565
Cost of investments in affiliates	6,190	39,351	5,059

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   65

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Short Term Municipal Bond Fund		Tax Free Bond Fund		West Virginia Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$210,057		$876,332		$87,125
Investments in affiliates, at value	18,107		3,687		2,192
Total investment securities, at value	228,164		880,019		89,317
Cash	2		9		—	(b)
Receivables:
Fund shares sold	987		1,940		175
Interest and dividends	2,254		11,531		974
Investment securities sold	—		749		—
Prepaid expenses and other assets	—	(b)	—	(b)	—	(b)
Total Assets	231,407		894,248		90,466

LIABILITIES:
Payables:
Dividends	360		2,646		242
Investment securities purchased	2,733		1,484		—
Fund shares redeemed	872		1,254		68
Variation margin on futures contracts	—		417		—
Accrued liabilities:
Investment advisory fees	46		221		22
Administration fees	11		72		1
Shareholder servicing fees	24		96		8
Distribution fees	18		32		5
Custodian and accounting fees	6		21		9
Trustees’ and Chief Compliance Officer’s fees	1		24		—	(b)
Other	55		96		46
Total Liabilities	4,126		6,363		401
Net Assets	$227,281		$887,885		$90,065

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
NET ASSETS:
Paid in capital	$230,522	$871,161	$89,036
Accumulated undistributed (distributions in excess of) net investment income	(10)	(56)	(2)
Accumulated net realized gains (losses)	(3,090)	(617)	(624)
Net unrealized appreciation (depreciation)	(141)	17,397	1,655
Total Net Assets	$227,281	$887,885	$90,065

Net Assets:
Class A	$26,376	$127,232	$13,893
Class B	5,739	9,213	3,911
Class C	15,096	—	—
Select Class	180,070	751,440	72,261
Total	$227,281	$887,885	$90,065

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,594	10,536	1,412
Class B	559	765	398
Class C	1,472	—	—
Select Class	17,656	62,382	7,424

Net Asset Value:
Class A — Redemption price per share	$10.17	$12.08	$9.84
Class B — Offering price per share (a)	10.26	12.04	9.83
Class C — Offering price per share	10.25	—	—
Select Class — Offering and redemption price per share	10.20	12.05	9.73
Class A maximum sales charge	2.25%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.40	$12.55	$10.22

Cost of investments in non-affiliates	$210,198	$858,328	$85,470
Cost of investments in affiliates	18,107	3,687	2,192

(a)	Redemption price for Class B Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   67

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2008

(Amounts in thousands)

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$6,394	$4,065	$3,540
Dividend income from affiliates (a)	185	12	31
Total investment income	6,579	4,077	3,571

EXPENSES:
Investment advisory fees	446	259	223
Administration fees	148	86	74
Distribution fees:
Class A	84	31	97
Class B	10	26	40
Class C	20	—	—
Shareholder servicing fees:
Class A	84	31	97
Class B	3	9	13
Class C	6	—	—
Select Class	278	176	76
Custodian and accounting fees	32	28	30
Interest expense	— (b)	6	2
Professional fees	56	56	57
Trustees’ and Chief Compliance Officer’s fees	2	2	1
Printing and mailing costs	11	7	7
Registration and filing fees	28	18	12
Transfer agent fees	30	22	31
Other	11	10	9
Total expenses	1,249	767	769
Less amounts waived	(192)	(155)	(153)
Less earnings credits	(1)	— (b)	— (b)
Less expense reimbursements for legal matters	— (b)	— (b)	— (b)
Net expenses	1,056	612	616
Net investment income (loss)	5,523	3,465	2,955

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(109)	522	222
Payment by affiliate (see Note 3)	7	6	6
Net realized gain (loss)	(102)	528	228
Change in net unrealized appreciation (depreciation) of investments	(3,322)	(2,924)	(2,722)
Net realized/ unrealized gains (losses)	(3,424)	(2,396)	(2,494)
Change in net assets resulting from operations	$2,099	$1,069	$461

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$12,285	$66,688	$9,834
Dividend income	—	985	—
Dividend income from affiliates (a)	59	1,091	65
Total investment income	12,344	68,764	9,899

EXPENSES:
Investment advisory fees	815	4,785	637
Administration fees	270	1,585	211
Distribution fees:
Class A	140	258	173
Class B	143	192	165
Class C	27	136	58
Shareholder servicing fees:
Class A	140	258	173
Class B	48	64	55
Class C	9	45	19
Select Class	482	3,620	284
Custodian and accounting fees	40	121	37
Imputed interest expense on floating rate notes	—	500	—
Interest expense	8	2	4
Professional fees	64	78	59
Trustees’ and Chief Compliance Officer’s fees	4	21	3
Printing and mailing costs	21	77	17
Registration and filing fees	35	80	25
Transfer agent fees	54	116	56
Other	13	46	13
Total expenses	2,313	11,984	1,989
Less amounts waived	(280)	(1,364)	(217)
Less earnings credits	— (b)	(5)	— (b)
Less expense reimbursements for legal matters	— (b)	— (b)	— (b)
Net expenses	2,033	10,615	1,772
Net investment income (loss)	10,311	58,149	8,127

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	1,466	(5,091)	113
Payment by affiliate (see Note 3)	12	48	10
Net realized gain (loss)	1,478	(5,043)	123
Change in net unrealized appreciation/depreciation of investments	(8,772)	(40,944)	(5,728)
Net realized/unrealized gains (losses)	(7,294)	(45,987)	(5,605)
Change in net assets resulting from operations	$3,017	$12,162	$2,522

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   69

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$8,696	$47,239	$4,354
Dividend income from affiliates (a)	224	331	56
Total investment income	8,920	47,570	4,410

EXPENSES:
Investment advisory fees	605	2,942	280
Administration fees	240	975	93
Distribution fees:
Class A	78	330	33
Class B	53	80	35
Class C	133	—	—
Shareholder servicing fees:
Class A	78	330	33
Class B	18	27	12
Class C	44	—	—
Select Class	465	2,095	189
Custodian and accounting fees	30	71	27
Interest expense	2	1	4
Professional fees	60	77	56
Trustees’ and Chief Compliance Officer’s fees	3	16	1
Printing and mailing costs	23	77	9
Registration and filing fees	41	56	18
Transfer agent fees	47	110	21
Other	14	28	9
Total expenses	1,934	7,215	820
Less amounts waived	(331)	(1,202)	(153)
Less earnings credits	(7)	(8)	— (b)
Less expense reimbursements for legal matters	— (b)	— (b)	— (b)
Net expenses	1,596	6,005	667
Net investment income (loss)	7,324	41,565	3,743

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(561)	78	329
Futures	—	(1,050)	—
Payment by affiliate (see Note 3)	13	23	4
Net realized gain (loss)	(548)	(949)	333
Change in net unrealized appreciation/depreciation of:
Investments	1,457	(45,803)	(2,525)
Futures	—	(427)	—
Change in net unrealized appreciation (depreciation)	1,457	(46,230)	(2,525)
Net realized/unrealized gains (losses)	909	(47,179)	(2,192)
Change in net assets resulting from operations	$8,233	$(5,614)	$1,551

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$5,523	$5,415	$3,465	$3,971	$2,955	$3,374
Net realized gain (loss)	(102)	938	528	526	228	157
Change in net unrealized appreciation (depreciation)	(3,322)	(1,292)	(2,924)	(1,181)	(2,722)	(384)
Change in net assets resulting from operations	2,099	5,061	1,069	3,316	461	3,147

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,206)	(1,264)	(475)	(482)	(1,521)	(1,608)
From net realized gains	(91)	(118)	—	—	—	—
Class B
From net investment income	(41)	(61)	(110)	(193)	(171)	(235)
From net realized gains	(3)	(6)	—	—	—	—
Class C
From net investment income	(78)	(70)	—	—	—	—
From net realized gains	(8)	(8)	—	—	—	—
Select Class
From net investment income	(4,202)	(4,021)	(2,884)	(3,298)	(1,259)	(1,530)
From net realized gains	(284)	(364)	—	—	—	—
Total distributions to shareholders	(5,913)	(5,912)	(3,469)	(3,973)	(2,951)	(3,373)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	16,804	(20)	(10,090)	(12,550)	(9,650)	(6,726)

NET ASSETS:
Change in net assets	12,990	(871)	(12,490)	(13,207)	(12,140)	(6,952)
Beginning of period	139,328	140,199	90,583	103,790	81,472	88,424
End of period	$152,318	$139,328	$78,093	$90,583	$69,332	$81,472
Accumulated undistributed (distributions in excess of) net investment income	$(4)	$— (a)	$(3)	$1	$2	$(2)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$10,311	$11,660	$58,149	$51,951	$8,127	$8,057
Net realized gain (loss)	1,478	1,244	(5,043)	189	123	251
Change in net unrealized appreciation (depreciation)	(8,772)	(2,438)	(40,944)	5,655	(5,728)	(822)
Change in net assets resulting from operations	3,017	10,466	12,162	57,795	2,522	7,486

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,044)	(2,525)	(3,517)	(3,740)	(2,614)	(2,696)
Class B
From net investment income	(609)	(831)	(690)	(1,271)	(668)	(1,072)
Class C
From net investment income	(116)	(111)	(508)	(622)	(245)	(154)
Select Class
From net investment income	(7,539)	(8,203)	(53,482)	(46,320)	(4,602)	(4,130)
Total distributions to shareholders	(10,308)	(11,670)	(58,197)	(51,953)	(8,129)	(8,052)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(48,808)	15,803	164,589	285,495	13,376	(3,255)

NET ASSETS:
Change in net assets	(56,099)	14,599	118,554	291,337	7,769	(3,821)
Beginning of period	298,094	283,495	1,532,596	1,241,259	207,172	210,993
End of period	$241,995	$298,094	$1,651,150	$1,532,596	$214,941	$207,172
Accumulated undistributed (distributions in excess of) net investment income	$(5)	$(8)	$(46)	$2	$(5)	$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund		Tax Free Bond Fund		West Virginia Municipal Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$7,324	$8,786	$41,565	$45,884	$3,743	$3,858
Net realized gain (loss)	(548)	(655)	(949)	3,002	333	217
Change in net unrealized appreciation (depreciation)	1,457	1,650	(46,230)	(6,128)	(2,525)	(589)
Change in net assets resulting from operations	8,233	9,781	(5,614)	42,758	1,551	3,486

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(889)	(1,407)	(5,442)	(4,674)	(506)	(414)
From net realized gains	—	—	(234)	(237)	—	—
Class B
From net investment income	(162)	(224)	(359)	(419)	(146)	(221)
From net realized gains	—	—	(17)	(24)	—	—
Class C
From net investment income	(410)	(557)	—	—	—	—
Select Class
From net investment income	(5,863)	(6,587)	(35,818)	(41,158)	(3,090)	(3,221)
From net realized gains	—	—	(1,407)	(1,855)	—	—
Total distributions to shareholders	(7,324)	(8,775)	(43,277)	(48,367)	(3,742)	(3,856)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(46,824)	(107,074)	(98,610)	(186,792)	(1,964)	(1,415)

NET ASSETS:
Change in net assets	(45,915)	(106,068)	(147,501)	(192,401)	(4,155)	(1,785)
Beginning of period	273,196	379,264	1,035,386	1,227,787	94,220	96,005
End of period	$227,281	$273,196	$887,885	$1,035,386	$90,065	$94,220
Accumulated undistributed (distributions in excess of) net investment income	$(10)	$(10)	$(56)	$(2)	$(2)	$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,667	$12,769	$1,356	$3,460	$3,774	$5,854
Dividends and distributions reinvested	1,034	997	322	338	1,043	1,076
Cost of shares redeemed	(8,298)	(13,666)	(2,235)	(5,099)	(7,431)	(8,348)
Change in net assets from Class A capital transactions	$5,403	$100	$(557)	$(1,301)	$(2,614)	$(1,418)
Class B
Proceeds from shares issued	$214	$234	$20	$49	$22	$322
Dividends and distributions reinvested	34	52	88	145	118	165
Cost of shares redeemed	(281)	(1,181)	(1,323)	(3,682)	(1,348)	(2,910)
Change in net assets from Class B capital transactions	$(33)	$(895)	$(1,215)	$(3,488)	$(1,208)	$(2,423)
Class C
Proceeds from shares issued	$1,906	$1,735	$—	$—	$—	$—
Dividends and distributions reinvested	76	68	—	—	—	—
Cost of shares redeemed	(1,045)	(1,163)	—	—	—	—
Change in net assets from Class C capital transactions	$937	$640	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$41,259	$24,266	$11,181	$8,087	$9,135	$7,544
Dividends and distributions reinvested	1,040	238	85	68	289	141
Cost of shares redeemed	(31,802)	(24,369)	(19,584)	(15,916)	(15,252)	(10,570)
Change in net assets from Select Class capital transactions	$10,497	$135	$(8,318)	$(7,761)	$(5,828)	$(2,885)

Total change in net assets from capital transactions	$16,804	$(20)	$(10,090)	$(12,550)	$(9,650)	$(6,726)

SHARE TRANSACTIONS:
Class A
Issued	1,329	1,340	135	343	380	588
Reinvested	109	105	32	33	106	108
Redeemed	(879)	(1,435)	(222)	(507)	(751)	(839)
Change in Class A Shares	559	10	(55)	(131)	(265)	(143)
Class B
Issued	22	24	2	5	2	32
Reinvested	4	6	9	15	12	17
Redeemed	(29)	(123)	(133)	(369)	(136)	(293)
Change in Class B Shares	(3)	(93)	(122)	(349)	(122)	(244)
Class C
Issued	199	181	—	—	—	—
Reinvested	8	7	—	—	—	—
Redeemed	(110)	(121)	—	—	—	—
Change in Class C Shares	97	67	—	—	—	—
Select Class
Issued	4,305	2,523	1,115	804	922	758
Reinvested	109	25	8	7	29	14
Redeemed	(3,318)	(2,532)	(1,954)	(1,582)	(1,542)	(1,064)
Change in Select Class Shares	1,096	16	(831)	(771)	(591)	(292)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,088	$10,316	$18,072	$17,212	$13,827	$11,175
Dividends and distributions reinvested	1,547	1,889	2,489	2,672	1,792	1,802
Cost of shares redeemed	(22,972)	(22,837)	(22,672)	(30,727)	(12,599)	(21,753)
Change in net assets from Class A capital transactions	$(10,337)	$(10,632)	$(2,111)	$(10,843)	$3,020	$(8,776)
Class B
Proceeds from shares issued	$55	$985	$307	$504	$612	$344
Dividends and distributions reinvested	441	585	510	911	488	793
Cost of shares redeemed	(7,059)	(5,089)	(15,101)	(22,857)	(9,341)	(13,760)
Change in net assets from Class B capital transactions	$(6,563)	$(3,519)	$(14,284)	$(21,442)	$(8,241)	$(12,623)
Class C
Proceeds from shares issued	$945	$3,526	$4,214	$1,971	$4,883	$3,381
Dividends and distributions reinvested	99	94	343	424	147	78
Cost of shares redeemed	(1,860)	(1,550)	(5,528)	(9,887)	(1,517)	(518)
Change in net assets from Class C capital transactions	$(816)	$2,070	$(971)	$(7,492)	$3,513	$2,941
Select Class
Proceeds from shares issued	$41,856	$66,712	$567,242	$762,244	$44,511	$34,457
Dividends and distributions reinvested	1,831	838	7,898	5,288	1,501	715
Cost of shares redeemed	(74,779)	(39,666)	(393,185)	(442,260)	(30,928)	(19,969)
Change in net assets from Select Class capital transactions	$(31,092)	$27,884	$181,955	$325,272	$15,084	$15,203

Total change in net assets from capital transactions	$(48,808)	$15,803	$164,589	$285,495	$13,376	$(3,255)

SHARE TRANSACTIONS:
Class A
Issued	1,047	972	1,852	1,764	1,278	1,032
Reinvested	147	178	256	274	167	167
Redeemed	(2,171)	(2,151)	(2,328)	(3,153)	(1,168)	(2,009)
Change in Class A Shares	(977)	(1,001)	(220)	(1,115)	277	(810)
Class B
Issued	5	97	31	52	56	31
Reinvested	44	58	53	94	45	73
Redeemed	(700)	(502)	(1,559)	(2,360)	(859)	(1,262)
Change in Class B Shares	(651)	(347)	(1,475)	(2,214)	(758)	(1,158)
Class C
Issued	93	348	434	203	450	312
Reinvested	10	10	36	44	14	7
Redeemed	(184)	(153)	(571)	(1,023)	(140)	(48)
Change in Class C Shares	(81)	205	(101)	(776)	324	271
Select Class
Issued	3,961	6,290	58,370	78,726	4,144	3,197
Reinvested	174	79	816	545	140	67
Redeemed	(7,096)	(3,735)	(40,496)	(45,687)	(2,882)	(1,853)
Change in Select Class Shares	(2,961)	2,634	18,690	33,584	1,402	1,411

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Short Term Municipal Bond Fund		Tax Free Bond Fund		West Virginia Municipal Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,094	$8,314	$58,801	$49,625	$4,014	$5,694
Dividends and distributions reinvested	691	1,104	4,178	3,407	282	246
Cost of shares redeemed	(26,359)	(32,944)	(55,185)	(33,151)	(2,234)	(1,777)
Change in net assets from Class A capital transactions	$(17,574)	$(23,526)	$7,794	$19,881	$2,062	$4,163
Class B
Proceeds from shares issued	$223	$84	$676	$951	$146	$117
Dividends and distributions reinvested	120	164	279	316	90	140
Cost of shares redeemed	(3,644)	(4,302)	(3,050)	(3,004)	(1,689)	(2,888)
Change in net assets from Class B capital transactions	$(3,301)	$(4,054)	$(2,095)	$(1,737)	$(1,453)	$(2,631)
Class C
Proceeds from shares issued	$2,450	$2,141	$—	$—	$—	$—
Dividends and distributions reinvested	363	480	—	—	—	—
Cost of shares redeemed	(9,278)	(17,240)	—	—	—	—
Change in net assets from Class C capital transactions	$(6,465)	$(14,619)	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$33,900	$56,383	$94,558	$81,224	$11,070	$7,996
Dividends and distributions reinvested	707	246	2,029	763	126	40
Cost of shares redeemed	(54,091)	(121,504)	(200,896)	(286,923)	(13,769)	(10,983)
Change in net assets from Select Class capital transactions	$(19,484)	$(64,875)	$(104,309)	$(204,936)	$(2,573)	$(2,947)

Total change in net assets from capital transactions	$(46,824)	$(107,074)	$(98,610)	$(186,792)	$(1,964)	$(1,415)

SHARE TRANSACTIONS:
Class A
Issued	795	824	4,681	3,913	400	568
Reinvested	68	109	335	269	28	25
Redeemed	(2,592)	(3,259)	(4,401)	(2,618)	(223)	(176)
Change in Class A Shares	(1,729)	(2,326)	615	1,564	205	417
Class B
Issued	21	8	54	75	15	11
Reinvested	12	16	22	25	9	14
Redeemed	(356)	(422)	(244)	(238)	(169)	(288)
Change in Class B Shares	(323)	(398)	(168)	(138)	(145)	(263)
Class C
Issued	238	210	—	—	—	—
Reinvested	36	47	—	—	—	—
Redeemed	(906)	(1,693)	—	—	—	—
Change in Class C Shares	(632)	(1,436)	—	—	—	—
Select Class
Issued	3,316	5,566	7,560	6,427	1,115	804
Reinvested	69	24	163	60	12	4
Redeemed	(5,304)	(11,989)	(16,041)	(22,730)	(1,393)	(1,105)
Change in Select Class Shares	(1,919)	(6,399)	(8,318)	(16,243)	(266)	(297)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Year Ended February 29, 2008	$9.54	$0.34		$(0.22)	$0.12	$(0.34)	$(0.02)	$(0.36)
Year Ended February 28, 2007	9.60	0.36		(0.02)	0.34	(0.36)	(0.04)	(0.40)
July 1, 2005 to February 28, 2006 (f)	9.84	0.25		(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38		0.09	0.47	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.19	0.38		(0.41)	(0.03)	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2003	9.84	0.39		0.36	0.75	(0.40)	—	(0.40)

Kentucky Municipal Bond Fund
Year Ended February 29, 2008	10.09	0.39		(0.29)	0.10	(0.39)	—	(0.39)
Year Ended February 28, 2007	10.15	0.40		(0.06)	0.34	(0.40)	—	(0.40)
July 1, 2005 to February 28, 2006 (f)	10.37	0.26		(0.22)	0.04	(0.26)	—	(0.26)
Year Ended June 30, 2005	10.26	0.39		0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.67	0.40		(0.41)	(0.01)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.32	0.40		0.36	0.76	(0.41)	—	(0.41)

Louisiana Municipal Bond Fund
Year Ended February 29, 2008	9.99	0.39		(0.33)	0.06	(0.39)	—	(0.39)
Year Ended February 28, 2007	10.01	0.40		(0.02)	0.38	(0.40)	—	(0.40)
July 1, 2005 to February 28, 2006 (f)	10.27	0.26		(0.26)	—	(0.26)	—	(0.26)
Year Ended June 30, 2005	10.15	0.40		0.12	0.52	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.59	0.37		(0.44)	(0.07)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.21	0.38		0.38	0.76	(0.38)	—	(0.38)

Michigan Municipal Bond Fund
Year Ended February 29, 2008	10.65	0.39	(g)	(0.29)	0.10	(0.39)	—	(0.39)
Year Ended February 28, 2007	10.69	0.42		(0.05)	0.37	(0.41)	—	(0.41)
July 1, 2005 to February 28, 2006 (f)	10.90	0.29		(0.21)	0.08	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.83	0.43		0.07	0.50	(0.43)	—	(0.43)
Year Ended June 30, 2004	11.30	0.45		(0.48)	(0.03)	(0.44)	—	(0.44)
Year Ended June 30, 2003	10.84	0.43		0.46	0.89	(0.43)	—	(0.43)

Municipal Income Fund
Year Ended February 29, 2008	9.81	0.34		(0.27)	0.07	(0.33)	—	(0.33)
Year Ended February 28, 2007	9.79	0.35		0.01	0.36	(0.34)	—	(0.34)
July 1, 2005 to February 28, 2006 (f)	9.92	0.24		(0.14)	0.10	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.79	0.37		0.14	0.51	(0.38)	—	(0.38)
Year Ended June 30, 2004	10.13	0.39		(0.35)	0.04	(0.38)	—	(0.38)
Year Ended June 30, 2003	9.93	0.40		0.20	0.60	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	See Note 2I.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (excluding imputed expenses)(d)		Net expenses (including imputed expenses) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (e)	Portfolio turnover rate (b)
$9.30	1.30%(h)		$37,232	0.88%		0.88%		3.55%	1.02%	1.02%	19%
9.54	3.61		32,842	0.88		0.88		3.77	1.01	1.01	30
9.60	0.37		32,964	0.88		0.88		3.82	1.01	1.01	4
9.84	4.87		26,429	0.86		0.86		3.86	0.99	0.99	5
9.76	(0.34)		16,352	0.84		0.84		3.76	0.99	0.99	11
10.19	7.73		11,576	0.84		0.84		3.91	0.99	0.99	18

9.80	0.97	(h)	11,925	0.89	(i)	0.89	(i)	3.85	1.08	1.08	8
10.09	3.44		12,841	0.88		0.88		3.95	1.04	1.04	13
10.15	0.42		14,245	0.88		0.88		3.85	1.04	1.04	4
10.37	4.97		17,032	0.86		0.86		3.76	1.00	1.00	3
10.26	(0.08)		13,935	0.86		0.86		3.84	1.01	1.01	5
10.67	7.48		15,593	0.86		0.86		3.86	1.01	1.01	9

9.66	0.59	(h)	36,283	0.89	(i)	0.89	(i)	3.92	1.10	1.10	11
9.99	3.89		40,170	0.88		0.88		3.99	1.07	1.07	10
10.01	0.05		41,687	0.89	(i)	0.89	(i)	3.88	1.07	1.07	2
10.27	5.20		53,725	0.87		0.87		3.82	1.13	1.13	3
10.15	(0.68)		59,497	0.86		0.86		3.58	1.16	1.16	2
10.59	7.58		76,095	0.86		0.86		3.65	1.16	1.16	10

10.36	0.93	(h)	49,175	0.88		0.88		3.68	0.99	0.99	4
10.65	3.53		60,941	0.86		0.86		3.89	0.97	0.97	21
10.69	0.71		71,898	0.86		0.86		3.99	0.97	0.97	4
10.90	4.69		78,000	0.86		0.86		3.93	1.01	1.01	12
10.83	(0.28)		77,774	0.85		0.85		3.96	1.00	1.00	10
11.30	8.37		97,090	0.85		0.85		3.91	1.00	1.00	11

9.55	0.73	(h)	101,274	0.85		0.88		3.44	0.94	0.97	29
9.81	3.76		106,260	0.84		0.91		3.53	0.93	1.00	39
9.79	1.04		116,863	0.84		0.99		3.68	0.94	1.09	28
9.92	5.25		126,834	0.85		0.96		3.66	0.98	1.09	39
9.79	0.39		131,692	0.84		0.90		3.84	0.99	1.05	48
10.13	6.17		183,392	0.84		0.90		4.02	0.99	1.05	74

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
Year Ended February 29, 2008	$10.86	$0.41	$(0.28)	$0.13	$(0.41)	$—	$(0.41)
Year Ended February 28, 2007	10.88	0.42	(0.02)	0.40	(0.42)	—	(0.42)
July 1, 2005 to February 28, 2006 (e)	11.09	0.28	(0.21)	0.07	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.98	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	11.41	0.41	(0.43)	(0.02)	(0.41)	—	(0.41)
Year Ended June 30, 2003	11.01	0.40	0.41	0.81	(0.41)	—	(0.41)

Short Term Municipal Bond Fund
Year Ended February 29, 2008	10.13	0.28	0.06	0.34	(0.30)	—	(0.30)
Year Ended February 28, 2007	10.10	0.25	0.04	0.29	(0.26)	—	(0.26)
July 1, 2005 to February 28, 2006 (e)	10.17	0.16	(0.07)	0.09	(0.16)	—	(0.16)
Year Ended June 30, 2005	10.16	0.23	0.02	0.25	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.40	0.22	(0.21)	0.01	(0.22)	(0.03)	(0.25)
Year Ended June 30, 2003	10.21	0.26	0.20	0.46	(0.26)	(0.01)	(0.27)

Tax Free Bond Fund
Year Ended February 29, 2008	12.72	0.52	(0.62)	(0.10)	(0.52)	(0.02)	(0.54)
Year Ended February 28, 2007	12.76	0.51	—	0.51	(0.52)	(0.03)	(0.55)
July 1, 2005 to February 28, 2006 (e)	13.04	0.33	(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54	0.33	0.87	(0.53)	(0.20)	(0.73)
Year Ended June 30, 2004	13.44	0.55	(0.52)	0.03	(0.55)	(0.02)	(0.57)
Year Ended June 30, 2003	12.91	0.55	0.54	1.09	(0.56)	—	(0.56)

West Virginia Municipal Bond Fund
Year Ended February 29, 2008	10.07	0.38	(0.23)	0.15	(0.38)	—	(0.38)
Year Ended February 28, 2007	10.10	0.38	(0.02)	0.36	(0.39)	—	(0.39)
July 1, 2005 to February 28, 2006 (e)	10.32	0.27	(0.22)	0.05	(0.27)	—	(0.27)
Year Ended June 30, 2005	10.21	0.39	0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.64	0.39	(0.44)	(0.05)	(0.38)	—	(0.38)
Year Ended June 30, 2003	10.27	0.41	0.37	0.78	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (b)

$10.58	1.18%(f)		$69,138	0.88%		3.79%	1.00%	15%
10.86	3.74		67,941	0.88		3.87	1.00	19
10.88	0.62		76,935	0.88		3.80	1.00	4
11.09	4.85		78,525	0.86		3.72	1.10	7
10.98	(0.18)		74,235	0.85		3.63	1.16	16
11.41	7.44		87,877	0.85		3.61	1.16	15

10.17	3.38	(f)	26,376	0.80		2.89	0.94	43
10.13	2.93		43,798	0.80		2.55	0.92	24
10.10	0.89		67,143	0.80		2.33	0.92	13
10.17	2.47		85,690	0.80		2.28	1.08	41
10.16	0.11		107,434	0.80		2.10	1.16	138
10.40	4.57		109,112	0.80		2.53	1.15	110

12.08	(0.85	)(f)	127,232	0.75		4.11	0.95	29
12.72	4.03		126,207	0.75		4.02	0.95	31
12.76	0.98		106,675	0.75		3.87	0.93	30
13.04	6.82		102,064	0.79		3.99	0.96	43
12.90	0.27		57,927	0.84		4.16	0.99	20
13.44	8.59		67,693	0.83		4.22	0.98	12

9.84	1.53	(f)	13,893	0.89	(g)	3.84	1.06	9
10.07	3.63		12,147	0.88		3.89	1.04	17
10.10	0.47		7,985	0.88		3.98	1.05	4
10.32	4.93		7,677	0.86		3.74	1.01	4
10.21	(0.50)		7,695	0.85		3.66	1.01	20
10.64	7.77		10,045	0.84		3.97	1.00	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Year Ended February 29, 2008	$9.62	$0.28		$(0.21)	$0.07	$(0.28)	$(0.02)	$(0.30)
Year Ended February 28, 2007	9.69	0.30		(0.03)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 to February 28, 2006 (f)	9.92	0.21		(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32		0.08	0.40	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.30	0.31		(0.43)	(0.12)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2003	9.92	0.32		0.39	0.71	(0.33)	—	(0.33)

Kentucky Municipal Bond Fund
Year Ended February 29, 2008	10.02	0.32		(0.29)	0.03	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.08	0.33		(0.06)	0.27	(0.33)	—	(0.33)
July 1, 2005 to February 28, 2006 (f)	10.30	0.22		(0.22)	—	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.19	0.33		0.11	0.44	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.60	0.33		(0.41)	(0.08)	(0.33)	—	(0.33)
Year Ended June 30, 2003	10.26	0.34		0.34	0.68	(0.34)	—	(0.34)

Louisiana Municipal Bond Fund
Year Ended February 29, 2008	10.00	0.33		(0.34)	(0.01)	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.02	0.33		(0.02)	0.31	(0.33)	—	(0.33)
July 1, 2005 to February 28, 2006 (f)	10.27	0.22		(0.25)	(0.03)	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.15	0.33		0.12	0.45	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.58	0.31		(0.43)	(0.12)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.21	0.32		0.37	0.69	(0.32)	—	(0.32)

Michigan Municipal Bond Fund
Year Ended February 29, 2008	10.17	0.31	(g)	(0.27)	0.04	(0.33)	—	(0.33)
Year Ended February 28, 2007	10.23	0.32		(0.03)	0.29	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (f)	10.45	0.22		(0.20)	0.02	(0.24)	—	(0.24)
Year Ended June 30, 2005	10.40	0.34		0.08	0.42	(0.37)	—	(0.37)
Year Ended June 30, 2004	10.87	0.35		(0.45)	(0.10)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.45	0.35		0.44	0.79	(0.37)	—	(0.37)

Municipal Income Fund
Year Ended February 29, 2008	9.76	0.30		(0.29)	0.01	(0.27)	—	(0.27)
Year Ended February 28, 2007	9.73	0.29		0.02	0.31	(0.28)	—	(0.28)
July 1, 2005 to February 28, 2006 (f)	9.86	0.20		(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.74	0.30		0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.08	0.32		(0.35)	(0.03)	(0.31)	—	(0.31)
Year Ended June 30, 2003	9.89	0.34		0.19	0.53	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	See Note 2I.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (excluding imputed expenses)(d)		Net expenses (including imputed expenses) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (e)	Portfolio turnover rate (b)
$9.39	0.72%(h)		$1,410	1.52%		1.52%		2.92%	1.52%	1.52%	19%
9.62	2.83		1,477	1.51		1.51		3.16	1.51	1.51	30
9.69	0.05		2,387	1.51		1.51		3.18	1.51	1.51	4
9.92	4.10		2,158	1.48		1.48		3.24	1.59	1.59	5
9.85	(1.18)		1,831	1.49		1.49		3.11	1.64	1.64	11
10.30	7.09		1,761	1.49		1.49		3.25	1.64	1.64	18

9.73	0.31	(h)	2,949	1.54	(i)	1.54	(i)	3.20	1.58	1.58	8
10.02	2.79		4,261	1.53		1.53		3.31	1.54	1.54	13
10.08	(0.01)		7,806	1.52		1.52		3.21	1.54	1.54	4
10.30	4.34		9,413	1.49		1.49		3.12	1.60	1.60	3
10.19	(0.73)		10,533	1.51		1.51		3.18	1.66	1.66	5
10.60	6.73		14,947	1.51		1.51		3.21	1.66	1.66	9

9.67	(0.09	)(h)	4,748	1.54	(i)	1.54	(i)	3.28	1.60	1.60	11
10.00	3.21		6,128	1.53		1.53		3.34	1.57	1.57	10
10.02	(0.30)		8,580	1.54	(i)	1.54	(i)	3.23	1.57	1.57	2
10.27	4.48		11,643	1.51		1.51		3.18	1.73	1.73	3
10.15	(1.17)		13,298	1.51		1.51		2.93	1.81	1.81	2
10.58	6.90		16,332	1.51		1.51		3.00	1.81	1.81	10

9.88	0.37	(h)	15,563	1.49		1.49		3.07	1.49	1.49	4
10.17	2.88		22,644	1.47		1.47		3.28	1.47	1.47	21
10.23	0.23		26,334	1.47		1.47		3.37	1.47	1.47	4
10.45	4.12		30,233	1.49		1.49		3.30	1.60	1.60	12
10.40	(0.93)		33,018	1.50		1.50		3.32	1.65	1.65	10
10.87	7.64		38,980	1.50		1.50		3.26	1.65	1.65	11

9.50	0.10	(h)	19,530	1.44		1.47		2.86	1.44	1.47	29
9.76	3.29		34,456	1.43		1.50		2.95	1.43	1.50	39
9.73	0.62		55,914	1.44		1.59		3.09	1.44	1.59	28
9.86	4.53		69,964	1.47		1.58		3.05	1.58	1.69	39
9.74	(0.27)		89,997	1.49		1.55		3.19	1.64	1.70	48
10.08	5.56		120,581	1.49		1.55		3.37	1.64	1.70	74

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
Year Ended February 29, 2008	$10.93	$0.37	$(0.30)	$0.07	$(0.34)	$—	$(0.34)
Year Ended February 28, 2007	10.96	0.37	(0.05)	0.32	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (e)	11.16	0.24	(0.21)	0.03	(0.23)	—	(0.23)
Year Ended June 30, 2005	11.05	0.35	0.11	0.46	(0.35)	—	(0.35)
Year Ended June 30, 2004	11.49	0.34	(0.44)	(0.10)	(0.34)	—	(0.34)
Year Ended June 30, 2003	11.08	0.34	0.41	0.75	(0.34)	—	(0.34)

Short Term Municipal Bond Fund
Year Ended February 29, 2008	10.21	0.25	0.04	0.29	(0.24)	—	(0.24)
Year Ended February 28, 2007	10.18	0.21	0.03	0.24	(0.21)	—	(0.21)
July 1, 2005 to February 28, 2006 (e)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.02	0.21	(0.19)	—	(0.19)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)

Tax Free Bond Fund
Year Ended February 29, 2008	12.68	0.43	(0.62)	(0.19)	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2007	12.73	0.42	(0.01)	0.41	(0.43)	(0.03)	(0.46)
July 1, 2005 to February 28, 2006 (e)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2004	13.42	0.47	(0.52)	(0.05)	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2003	12.89	0.47	0.54	1.01	(0.48)	—	(0.48)

West Virginia Municipal Bond Fund
Year Ended February 29, 2008	10.06	0.34	(0.25)	0.09	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.09	0.34	(0.05)	0.29	(0.32)	—	(0.32)
July 1, 2005 to February 28, 2006 (e)	10.30	0.23	(0.22)	0.01	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.20	0.32	0.10	0.42	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.62	0.32	(0.43)	(0.11)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.26	0.35	0.36	0.71	(0.35)	—	(0.35)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes a gain incurred resulting from a payment by affiliate. Without this gain, the total return would have been 2.79%.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.66	0.62%(f)		$18,326	1.50%		3.18%	1.50%	15%
10.93	2.99		27,079	1.50		3.26	1.50	19
10.96	0.28		39,832	1.50		3.18	1.50	4
11.16	4.21		48,375	1.49		3.08	1.70	7
11.05	(0.91)		56,279	1.50		2.98	1.81	16
11.49	6.82		73,263	1.50		2.99	1.81	15

10.26	2.89	(g)	5,739	1.30		2.39	1.44	43
10.21	2.40		9,005	1.30		2.05	1.42	24
10.18	0.54		13,024	1.30		1.82	1.42	13
10.25	2.01		16,334	1.30		1.77	1.68	41
10.23	(0.40)		20,726	1.30		1.60	1.81	138
10.47	4.04		22,804	1.30		2.02	1.80	110

12.04	(1.55	)(f)	9,213	1.44		3.42	1.45	29
12.68	3.24		11,836	1.44		3.33	1.45	31
12.73	0.52		13,634	1.43		3.18	1.43	30
13.01	6.06		16,129	1.46		3.36	1.55	43
12.88	(0.38)		13,446	1.49		3.51	1.64	20
13.42	7.92		17,324	1.48		3.57	1.63	12

9.83	0.85	(f)	3,911	1.54	(h)	3.21	1.56	9
10.06	2.96		5,463	1.53		3.26	1.54	17
10.09	0.14		8,131	1.53		3.33	1.55	4
10.30	4.17		9,177	1.51		3.09	1.61	4
10.20	(1.15)		10,626	1.50		3.02	1.66	20
10.62	7.08		12,568	1.49		3.33	1.65	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Year Ended February 29, 2008	$9.60	$0.28		$(0.21)	$0.07	$(0.28)	$(0.02)	$(0.30)
Year Ended February 28, 2007	9.67	0.31		(0.04)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 to February 28, 2006 (f)	9.92	0.21		(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 19, 2005 (g) to June 30, 2005	9.96	0.13		(0.02)	0.11	(0.15)	—	(0.15)

Michigan Municipal Bond Fund
Year Ended February 29, 2008	10.15	0.31	(h)	(0.27)	0.04	(0.33)	—	(0.33)
Year Ended February 28, 2007	10.22	0.35		(0.07)	0.28	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (f)	10.44	0.24		(0.21)	0.03	(0.25)	—	(0.25)
February 19, 2005 (g) to June 30, 2005	10.51	0.15		(0.05)	0.10	(0.17)	—	(0.17)

Municipal Income Fund
Year Ended February 29, 2008	9.75	0.28		(0.28)	—	(0.27)	—	(0.27)
Year Ended February 28, 2007	9.72	0.28		0.03	0.31	(0.28)	—	(0.28)
July 1, 2005 to February 28, 2006 (f)	9.85	0.20		(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.73	0.30		0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.07	0.33		(0.35)	(0.02)	(0.32)	—	(0.32)
Year Ended June 30, 2003	9.88	0.33		0.20	0.53	(0.34)	—	(0.34)

Ohio Municipal Bond Fund
Year Ended February 29, 2008	10.90	0.35		(0.28)	0.07	(0.34)	—	(0.34)
Year Ended February 28, 2007	10.93	0.36		(0.03)	0.33	(0.36)	—	(0.36)
July 1, 2005 to February 28, 2006 (f)	11.15	0.25		(0.23)	0.02	(0.24)	—	(0.24)
February 19, 2005 (g) to June 30, 2005	11.22	0.14		(0.04)	0.10	(0.17)	—	(0.17)

Short Term Municipal Bond Fund
Year Ended February 29, 2008	10.21	0.25		0.03	0.28	(0.24)	—	(0.24)
Year Ended February 28, 2007	10.18	0.22		0.02	0.24	(0.21)	—	(0.21)
July 1, 2005 to February 28, 2006 (f)	10.25	0.13		(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19		0.01	0.20	(0.18)	—	(0.18)
Year Ended June 30, 2004	10.47	0.17		(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21		0.20	0.41	(0.21)	(0.01)	(0.22)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	See Note 2I.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (excluding imputed expenses)(d)	Net expenses (including imputed expenses) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (e)	Portfolio turnover rate (b)
$9.37	0.78%(i)		$3,309	1.52%	1.52%	2.91%	1.52%	1.52%	19%
9.60	2.85		2,456	1.51	1.51	3.14	1.51	1.51	30
9.67	(0.09)		1,826	1.51	1.51	3.20	1.51	1.51	4
9.92	1.07		422	1.48	1.48	3.20	1.50	1.50	5

9.86	0.37	(i)	3,457	1.49	1.49	3.07	1.49	1.49	4
10.15	2.84		4,381	1.47	1.47	3.26	1.47	1.47	21
10.22	0.27		2,325	1.47	1.47	3.38	1.47	1.47	4
10.44	0.98		1,133	1.48	1.48	3.31	1.55	1.55	12

9.48	0.02	(i)	17,655	1.44	1.47	2.86	1.44	1.47	29
9.75	3.29		19,137	1.43	1.50	2.94	1.43	1.50	39
9.72	0.62		26,635	1.44	1.59	3.09	1.44	1.59	28
9.85	4.55		33,941	1.47	1.58	3.05	1.58	1.69	39
9.73	(0.26)		41,703	1.49	1.55	3.19	1.64	1.70	48
10.07	5.46		58,554	1.49	1.55	3.36	1.64	1.70	74

10.63	0.64	(i)	8,959	1.50	1.50	3.17	1.50	1.50	15
10.90	3.06		5,658	1.49	1.49	3.25	1.50	1.50	19
10.93	0.19		2,711	1.51	1.51	3.19	1.51	1.51	4
11.15	0.86		585	1.47	1.47	3.18	1.51	1.51	7

10.25	2.80	(i)	15,096	1.30	1.30	2.39	1.44	1.44	43
10.21	2.40		21,490	1.30	1.30	2.04	1.42	1.42	24
10.18	0.55		36,022	1.30	1.30	1.82	1.42	1.42	13
10.25	2.00		52,332	1.30	1.30	1.77	1.68	1.68	41
10.23	(0.41)		77,977	1.30	1.30	1.60	1.81	1.81	138
10.47	4.02		94,853	1.30	1.30	2.03	1.80	1.80	110

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Year Ended February 29, 2008	$9.63	$0.36		$(0.22)	$0.14	$(0.36)	$(0.02)	$(0.38)
Year Ended February 28, 2007	9.69	0.39		(0.02)	0.37	(0.39)	(0.04)	(0.43)
July 1, 2005 to February 28, 2006 (f)	9.93	0.27		(0.22)	0.05	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2005	9.84	0.41		0.09	0.50	(0.41)	—	(0.41)
Year Ended June 30, 2004	10.28	0.40		(0.42)	(0.02)	(0.40)	(0.02)	(0.42)
Year Ended June 30, 2003	9.92	0.43		0.36	0.79	(0.43)	—	(0.43)

Kentucky Municipal Bond Fund
Year Ended February 29, 2008	10.08	0.41		(0.29)	0.12	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.14	0.43		(0.06)	0.37	(0.43)	—	(0.43)
July 1, 2005 to February 28, 2006 (f)	10.36	0.28		(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.24	0.42		0.12	0.54	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.66	0.43		(0.42)	0.01	(0.43)	—	(0.43)
Year Ended June 30, 2003	10.31	0.44		0.35	0.79	(0.44)	—	(0.44)

Louisiana Municipal Bond Fund
Year Ended February 29, 2008	9.99	0.42		(0.33)	0.09	(0.42)	—	(0.42)
Year Ended February 28, 2007	10.01	0.42		(0.02)	0.40	(0.42)	—	(0.42)
July 1, 2005 to February 28, 2006 (f)	10.26	0.28		(0.25)	0.03	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.14	0.42		0.13	0.55	(0.43)	—	(0.43)
Year Ended June 30, 2004	10.58	0.40		(0.44)	(0.04)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.20	0.41		0.38	0.79	(0.41)	—	(0.41)

Michigan Municipal Bond Fund
Year Ended February 29, 2008	10.63	0.42	(g)	(0.28)	0.14	(0.42)	—	(0.42)
Year Ended February 28, 2007	10.68	0.44		(0.05)	0.39	(0.44)	—	(0.44)
July 1, 2005 to February 28, 2006 (f)	10.89	0.30		(0.21)	0.09	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.82	0.46		0.07	0.53	(0.46)	—	(0.46)
Year Ended June 30, 2004	11.29	0.47		(0.47)	—	(0.47)	—	(0.47)
Year Ended June 30, 2003	10.83	0.46		0.46	0.92	(0.46)	—	(0.46)

Municipal Income Fund
Year Ended February 29, 2008	9.77	0.36		(0.27)	0.09	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.36		0.03	0.39	(0.36)	—	(0.36)
July 1, 2005 to February 28, 2006 (f)	9.87	0.25		(0.13)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2005	9.74	0.39		0.14	0.53	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.09	0.41		(0.35)	0.06	(0.41)	—	(0.41)
Year Ended June 30, 2003	9.89	0.43		0.20	0.63	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	See Note 2I.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return(b)(c)		Net assets end of period (000’s)	Net expenses (excluding imputed expenses)(d)		Net expenses (including imputed expenses) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (e)	Portfolio turnover rate (b)
$9.39	1.52%(h)		$110,367	0.63%		0.63%		3.81%	0.77%	0.77%	19%
9.63	3.83		102,553	0.63		0.63		4.02	0.76	0.76	30
9.69	0.53		103,022	0.63		0.63		4.06	0.76	0.76	4
9.93	5.18		109,776	0.60		0.60		4.12	0.67	0.67	5
9.84	(0.16)		128,048	0.59		0.59		4.01	0.64	0.64	11
10.28	8.06		141,541	0.59		0.59		4.17	0.64	0.64	18

9.79	1.23	(h)	63,219	0.64	(i)	0.64	(i)	4.10	0.83	0.83	8
10.08	3.69		73,481	0.63		0.63		4.20	0.79	0.79	13
10.14	0.59		81,739	0.63		0.63		4.10	0.79	0.79	4
10.36	5.36		86,432	0.61		0.61		4.00	0.68	0.68	3
10.24	0.10		95,277	0.61		0.61		4.09	0.66	0.66	5
10.66	7.74		116,423	0.61		0.61		4.12	0.66	0.66	9

9.66	0.85	(h)	28,301	0.63		0.63		4.18	0.85	0.85	11
9.99	4.12		35,174	0.63		0.63		4.24	0.82	0.82	10
10.01	0.33		38,157	0.64	(i)	0.64	(i)	4.13	0.83	0.83	2
10.26	5.46		41,876	0.62		0.62		4.07	0.82	0.82	3
10.14	(0.37)		45,453	0.61		0.61		3.84	0.81	0.81	2
10.58	7.86		56,421	0.61		0.61		3.90	0.81	0.81	10

10.35	1.29	(h)	173,800	0.63		0.63		3.93	0.74	0.74	4
10.63	3.72		210,128	0.61		0.61		4.13	0.72	0.72	21
10.68	0.87		182,938	0.61		0.61		4.24	0.72	0.72	4
10.89	4.97		171,727	0.61		0.61		4.18	0.69	0.69	12
10.82	(0.04)		172,951	0.60		0.60		4.22	0.65	0.65	10
11.29	8.67		203,301	0.60		0.60		4.18	0.65	0.65	11

9.50	0.89	(h)	1,512,691	0.60		0.63		3.69	0.69	0.72	29
9.77	4.14		1,372,743	0.59		0.66		3.77	0.68	0.75	39
9.74	1.20		1,041,847	0.59		0.74		3.91	0.69	0.84	28
9.87	5.55		680,707	0.60		0.71		3.91	0.66	0.77	39
9.74	0.57		763,172	0.59		0.65		4.08	0.64	0.70	48
10.09	6.48		898,852	0.59		0.65		4.27	0.64	0.70	74

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
Year Ended February 29, 2008	$10.80	$0.43	$(0.28)	$0.15	$(0.43)	$—	$(0.43)
Year Ended February 28, 2007	10.83	0.44	(0.02)	0.42	(0.45)	—	(0.45)
July 1, 2005 to February 28, 2006 (e)	11.04	0.30	(0.21)	0.09	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.93	0.44	0.11	0.55	(0.44)	—	(0.44)
Year Ended June 30, 2004	11.36	0.44	(0.43)	0.01	(0.44)	—	(0.44)
Year Ended June 30, 2003	10.97	0.44	0.39	0.83	(0.44)	—	(0.44)

Short Term Municipal Bond Fund
Year Ended February 29, 2008	10.16	0.32	0.04	0.36	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.13	0.29	0.03	0.32	(0.29)	—	(0.29)
July 1, 2005 to February 28, 2006 (e)	10.21	0.18	(0.08)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2005	10.19	0.26	0.02	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2004	10.43	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2003	10.24	0.28	0.20	0.48	(0.28)	(0.01)	(0.29)

Tax Free Bond Fund
Year Ended February 29, 2008	12.69	0.54	(0.62)	(0.08)	(0.54)	(0.02)	(0.56)
Year Ended February 28, 2007	12.74	0.53	(0.01)	0.52	(0.54)	(0.03)	(0.57)
July 1, 2005 to February 28, 2006 (e)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59	(0.52)	0.07	(0.59)	(0.02)	(0.61)
Year Ended June 30, 2003	12.89	0.59	0.53	1.12	(0.59)	—	(0.59)

West Virginia Municipal Bond Fund
Year Ended February 29, 2008	9.96	0.41	(0.23)	0.18	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.00	0.41	(0.04)	0.37	(0.41)	—	(0.41)
July 1, 2005 to February 28, 2006 (e)	10.22	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.11	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.55	0.41	(0.44)	(0.03)	(0.41)	—	(0.41)
Year Ended June 30, 2003	10.19	0.44	0.36	0.80	(0.44)	—	(0.44)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.52	1.43%(f)		$118,518	0.63%		4.04%	0.75%	15%
10.80	3.94		106,494	0.63		4.12	0.75	19
10.83	0.81		91,515	0.63		4.05	0.75	4
11.04	5.13		98,393	0.61		3.96	0.79	7
10.93	0.06		110,433	0.60		3.88	0.81	16
11.36	7.67		132,810	0.60		3.90	0.81	15

10.20	3.63	(f)	180,070	0.55		3.14	0.69	43
10.16	3.19		198,903	0.55		2.80	0.67	24
10.13	0.97		263,075	0.55		2.57	0.67	13
10.21	2.80		306,288	0.55		2.53	0.76	41
10.19	0.35		331,423	0.55		2.36	0.81	138
10.43	4.81		334,990	0.55		2.79	0.81	110

12.05	(0.67	)(f)	751,440	0.58		4.28	0.70	29
12.69	4.13		897,343	0.58		4.19	0.70	31
12.74	1.18		1,107,478	0.58		4.04	0.68	30
13.01	7.06		963,903	0.58		4.18	0.66	43
12.88	0.53		437,303	0.59		4.41	0.64	20
13.42	8.86		515,093	0.58		4.47	0.63	12

9.73	1.80	(f)	72,261	0.64	(g)	4.10	0.81	9
9.96	3.82		76,610	0.63		4.15	0.79	17
10.00	0.65		79,889	0.63		4.23	0.80	4
10.22	5.27		84,544	0.61		3.99	0.70	4
10.11	(0.33)		83,362	0.60		3.92	0.66	20
10.55	8.00		88,621	0.59		4.24	0.65	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class
Kentucky Municipal Bond Fund	Class A, Class B and Select Class
Louisiana Municipal Bond Fund	Class A, Class B and Select Class
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class
Municipal Income Fund	Class A, Class B, Class C and Select Class
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class
Short Term Municipal Bond Fund	Class A, Class B, Class C and Select Class
Tax Free Bond Fund	Class A, Class B and Select Class
West Virginia Municipal Bond Fund	Class A, Class B and Select Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short Term Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short Term Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ OMX Group, Inc. shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

92   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

The following is the market value and percentage of net assets of illiquid securities as of February 29, 2008 (amounts in thousands):

	Market Value	Percentage
Louisiana Municipal Bond Fund	$274	0.4%
Municipal Income Fund	16,971	1.0
Ohio Municipal Bond Fund	1,017	0.5
Short Term Municipal Bond Fund	4,077	1.8
West Virginia Municipal Bond Fund	486	0.5

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 29, 2008, the Tax Free Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
Arizona Municipal Bond Fund	$—	$—	(a)	$—	(a)
Kentucky Municipal Bond Fund	(58)	—		58
Louisiana Municipal Bond Fund	(515)	—		515
Michigan Municipal Bond Fund	(2,094)	—		2,094
Municipal Income Fund	(2,709)	—	(a)	2,709
Ohio Municipal Bond Fund	(2,704)	—		2,704
Tax Free Bond Fund	—	—	(a)	—	(a)
West Virginia Municipal Bond Fund	(468)	—		468

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to differences in the character for tax purpose of distributions and expiration of capital loss carryforwards.

H. Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

I. Floating-Rate Note Obligations Related to Securities Held — The Municipal Income Fund has entered into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates issued to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificates reflected as a liability under the caption “Floating rate notes payable” on the Statement of Assets and Liabilities. At February 29, 2008, the Fund’s investments with a value of approximately $10,435,000 were held by the trusts and served as collateral for approximately $4,990,000 in floating-rate certificates outstanding at that date. The Fund recorded imputed interest expense of approximately $500,000 for these investments based on an average interest rate of 3.86% for the year ended February 29, 2008.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor” or “JPMIA”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Kentucky Municipal Bond Fund	0.30
Louisiana Municipal Bond Fund	0.30
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short Term Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
West Virginia Municipal Bond Fund	0.30

The Advisor waived Investment Advisory fees as outlined in Note 3.F.

94   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 29, 2008 were as follows (amounts in thousands):

Arizona Municipal Bond Fund	$10
Kentucky Municipal Bond Fund	1
Louisiana Municipal Bond Fund	2
Michigan Municipal Bond Fund	3
Municipal Income Fund	59
Ohio Municipal Bond Fund	4
Short Term Municipal Bond Fund	13
Tax Free Bond Fund	18
West Virginia Municipal Bond Fund	3

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 29, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short Term Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Arizona Municipal Bond Fund	$13		$8
Kentucky Municipal Bond Fund	2		2
Louisiana Municipal Bond Fund	4		22
Michigan Municipal Bond Fund	8		34
Municipal Income Fund	15		35
Ohio Municipal Bond Fund	14		36
Short Term Municipal Bond Fund	—	(a)	11
Tax Free Bond Fund	52		76
West Virginia Municipal Bond Fund	8		6

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Select Class Shares.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest (which includes imputed interest), taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%
Kentucky Municipal Bond Fund	0.88	1.53	n/a	0.63
Louisiana Municipal Bond Fund	0.88	1.53	n/a	0.63
Michigan Municipal Bond Fund	0.88	1.53	1.53	0.63
Municipal Income Fund	0.87	1.52	1.52	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	0.63
Short Term Municipal Bond Fund	0.80	1.30	1.30	0.55
Tax Free Bond Fund	0.75	1.44	n/a	0.58
West Virginia Municipal Bond Fund	0.88	1.53	n/a	0.63

The contractual expense limitation agreements were in effect for the year ended February 29, 2008. The contractual expense limitation percentages in the table above are in place until at least June 30, 2008.

For the year ended February 29, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Arizona Municipal Bond Fund	$—	$1	$191	$192
Kentucky Municipal Bond Fund	—	29	126	155
Louisiana Municipal Bond Fund	4	41	108	153
Michigan Municipal Bond Fund	—	3	258	261
Municipal Income Fund	—	—	974	974
Ohio Municipal Bond Fund	—	4	213	217
Short Term Municipal Bond Fund	—	85	246	331
Tax Free Bond Fund	—	46	1,156	1,202
West Virginia Municipal Bond Fund	—	20	133	153

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Michigan Municipal Bond Fund	$—	$—	$19	$19
Municipal Income Fund	—	—	390	390

The Payment by affiliate amount shown in the Statement of Operations represents a payment received by the Funds from the Funds’ Advisor. This payment results from the resolution of a Securities Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for the Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

96   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the year ended February 29, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$39,588	$27,471
Kentucky Municipal Bond Fund	6,909	17,961
Louisiana Municipal Bond Fund	7,718	18,835
Michigan Municipal Bond Fund	10,084	61,210
Municipal Income Fund	594,807	454,420
Ohio Municipal Bond Fund	39,283	32,169
Short Term Municipal Bond Fund	97,645	144,716
Tax Free Bond Fund	276,261	379,321
West Virginia Municipal Bond Fund	8,588	14,589

During the year ended February 29, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$149,778	$2,905	$2,198	$707
Kentucky Municipal Bond Fund	75,718	3,136	1,323	1,813
Louisiana Municipal Bond Fund	66,412	2,804	608	2,196
Michigan Municipal Bond Fund	238,065	5,125	3,135	1,990
Municipal Income Fund	1,661,795	12,060	34,802	(22,742)
Ohio Municipal Bond Fund	209,624	6,050	3,120	2,930
Short Term Municipal Bond Fund	228,305	1,106	1,247	(141)
Tax Free Bond Fund	861,880	32,945	14,806	18,139
West Virginia Municipal Bond Fund	87,662	2,519	864	1,655

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to market premium (Tax Free Bond Fund) and wash sale loss deferrals.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Arizona Municipal Bond Fund	$48	$354	$402	$5,511	$5,913
Kentucky Municipal Bond Fund	14	—	14	3,455	3,469
Louisiana Municipal Bond Fund	13	—	13	2,938	2,951
Michigan Municipal Bond Fund	99	—	99	10,209	10,308
Municipal Income Fund	—	—	—	58,197	58,197
Ohio Municipal Bond Fund	147	—	147	7,982	8,129
Short Term Municipal Bond Fund	43	—	43	7,281	7,324
Tax Free Bond Fund	347	1,310	1,657	41,620	43,277
West Virginia Municipal Bond Fund	—	—	—	3,742	3,742

The tax character of distributions paid during the fiscal year ended February 28, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Arizona Municipal Bond Fund	$34	$496	$530	$5,382	$5,912
Kentucky Municipal Bond Fund	15	—	15	3,958	3,973
Louisiana Municipal Bond Fund	14	—	14	3,359	3,373
Michigan Municipal Bond Fund	199	—	199	11,471	11,670
Municipal Income Fund	224	—	224	51,729	51,953
Ohio Municipal Bond Fund	152	—	152	7,900	8,052
Short Term Municipal Bond Fund	53	—	53	8,722	8,775
Tax Free Bond Fund	863	1,547	2,410	45,957	48,367
West Virginia Municipal Bond Fund	18	—	18	3,838	3,856

At February 29, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$—	$271	$(102)	$707
Kentucky Municipal Bond Fund	—	209	(90)	1,813
Louisiana Municipal Bond Fund	—	106	(144)	2,196
Michigan Municipal Bond Fund	—	393	(4,926)	1,990
Municipal Income Fund	—	3,880	(30,910)	(22,742)
Ohio Municipal Bond Fund	—	325	(1,284)	2,930
Short Term Municipal Bond Fund	—	358	(3,058)	(141)
Tax Free Bond Fund	—	2,633	(31)	18,139
West Virginia Municipal Bond Fund	—	241	(624)	1,655

For the Funds, the cumulative timing differences consist primarily of distributions payable, mark to market of futures contracts (Tax Free Bond Fund), post-October loss deferrals, and wash sale loss deferrals.

As of February 29, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2012	2013	2014	2015	2016	Total
Arizona Municipal Bond Fund	$—	$—	$—	$—	$—	$—	$—	$102	$102
Kentucky Municipal Bond Fund	90	—	—	—	—	—	—	—	90
Louisiana Municipal Bond Fund	—	—	—	144	—	—	—	—	144
Michigan Municipal Bond Fund	4,926	—	—	—	—	—	—	—	4,926
Municipal Income Fund	17,833	—	—	5,337	—	1,582	—	6,158	30,910
Ohio Municipal Bond Fund	1,266	4	—	14	—	—	—	—	1,284
Short Term Municipal Bond Fund	—	—	—	842	—	704	863	649	3,058
Tax Free Bond Fund	—	—	—	—	—	—	—	31	31
West Virginia Municipal Bond Fund	385	—	2	13	224	—	—	—	624

98   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

During the year ended February 29, 2008, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Kentucky Municipal Bond Fund	$529
Louisiana Municipal Bond Fund	228
Michigan Municipal Bond Fund	1,478
Ohio Municipal Bond Fund	123
West Virginia Municipal Bond Fund	333

As of February 29, 2008, the following Fund’s had capital loss carryforwards expire (amounts in thousands):

Kentucky Municipal Bond Fund	58
Louisiana Municipal Bond Fund	515
Michigan Municipal Bond Fund	2,094
Municipal Income Fund	2,710
Ohio Municipal Bond Fund	2,704
West Virginia Municipal Bond Fund	468

Net capital losses occurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended February 29, 2008, the Funds deferred to March 1, 2008 post October capital losses of (amounts in thousands):

Capital Losses
Municipal Income Fund	$121
Short Term Municipal Bond Fund	32
Tax Free Bond Fund	1,328

6. Borrowing

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2008. Average borrowings from the Facility for the year ended February 29, 2008 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Kentucky Municipal Bond Fund	$665	35	$3
Louisiana Municipal Bond Fund	1,012	4	1
Michigan Municipal Bond Fund	729	22	2
Ohio Municipal Bond Fund	966	19	2
Short Term Municipal Bond Fund	1,356	10	2
Tax Free Bond Fund	669	4	—	(a)
West Virginia Municipal Bond Fund	541	5	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Municipal Income Fund, Short Term Municipal Bond Fund and Tax Free Bond Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Kentucky, Louisiana, Michigan, Ohio and West Virginia Municipal Bond Funds primarily invest in issuers in the States of Arizona, Kentucky, Louisiana, Michigan, Ohio and West Virginia, respectively. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. Issuances backed by bond insurers may be impacted by changes to bond insurers’ ratings.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Subsequent Event

On March 16, 2008, JPMorgan announced that it will acquire The Bear Stearns Companies Inc. (“Bear Stearns”) pending regulatory and shareholder approvals. The transaction is expected to close by the end of the second calendar quarter 2008. In addition, JPMorgan and Bear Stearns entered into a share purchase agreement on March 24, 2008. Pursuant to that share purchase agreement, JPMorgan purchased 95 million newly issued common shares of Bear Stearns’ stock, or 39.5% of the company after issuance, on April 8, 2008.

100   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Arizona Municipal Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan West Virginia Municipal Bond Fund (each a portfolio of JPMorgan Trust II, hereafter collectively referred to as the “Funds”) at February 29, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2008

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   101

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

102   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   103

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Elizabeth A. Davin (1964),** Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	Prior to February 14, 2008, Ms. Davin was an Assistant Secretary.

104   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2007, and continued to hold your shares at the end of the reporting period, February 29, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,009.50	$4.40	0.88%
Hypothetical	1,000.00	1,020.49	4.42	0.88
Class B
Actual	1,000.00	1,006.00	7.58	1.52
Hypothetical	1,000.00	1,017.30	7.62	1.52
Class C
Actual	1,000.00	1,006.30	7.58	1.52
Hypothetical	1,000.00	1,017.30	7.62	1.52
Select Class
Actual	1,000.00	1,010.40	3.15	0.63
Hypothetical	1,000.00	1,021.73	3.17	0.63

Kentucky Municipal Bond Fund
Class A
Actual	1,000.00	1,006.90	4.44	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class B
Actual	1,000.00	1,003.60	7.67	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Select Class
Actual	1,000.00	1,008.20	3.20	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Louisiana Municipal Bond Fund
Class A
Actual	$1,000.00	$1,003.90	$4.43	0.89%
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class B
Actual	1,000.00	1,000.60	7.66	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Select Class
Actual	1,000.00	1,005.20	3.19	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,007.30	4.39	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88
Class B
Actual	1,000.00	1,004.70	7.43	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class C
Actual	1,000.00	1,004.70	7.48	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Select Class
Actual	1,000.00	1,008.80	3.15	0.63
Hypothetical	1,000.00	1,021.73	3.17	0.63

Municipal Income Fund
Class A
Actual	1,000.00	1,005.30	4.24	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class B
Actual	1,000.00	1,002.20	7.12	1.43
Hypothetical	1,000.00	1,017.75	7.17	1.43
Class C
Actual	1,000.00	1,002.20	7.12	1.43
Hypothetical	1,000.00	1,017.75	7.17	1.43
Select Class
Actual	1,000.00	1,006.60	2.99	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,010.10	4.45	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class B
Actual	1,000.00	1,006.90	7.53	1.51
Hypothetical	1,000.00	1,017.35	7.57	1.51
Class C
Actual	1,000.00	1,006.80	7.53	1.51
Hypothetical	1,000.00	1,017.35	7.57	1.51
Select Class
Actual	1,000.00	1,010.50	3.15	0.63
Hypothetical	1,000.00	1,021.73	3.17	0.63

106   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Short Term Municipal Bond Fund
Class A
Actual	$1,000.00	$1,018.70	$4.02	0.80%
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class B
Actual	1,000.00	1,016.80	6.52	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30
Class C
Actual	1,000.00	1,016.00	6.52	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30
Select Class
Actual	1,000.00	1,019.90	2.76	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55

Tax Free Bond Fund
Class A
Actual	1,000.00	996.10	3.72	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class B
Actual	1,000.00	992.70	7.13	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Select Class
Actual	1,000.00	997.00	2.88	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58

West Virginia Municipal Bond Fund
Class A
Actual	1,000.00	1,010.00	4.45	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class B
Actual	1,000.00	1,006.60	7.68	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Select Class
Actual	1,000.00	1,011.30	3.20	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FEBRUARY 29, 2008        JPMORGAN MUNICIPAL BOND FUNDS   107

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the fiscal year ended February 29, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Funds with Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2008 (amounts in thousands):

Long-Term Capital Gain Distribution
Arizona Municipal Bond Fund	$354
Tax Free Bond Fund	1,310

Funds with Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 29, 2008:

Exempt Distributions Paid
Arizona Municipal Bond Fund	99.71%
Kentucky Municipal Bond Fund	99.60
Louisiana Municipal Bond Fund	99.55
Michigan Municipal Bond Fund	99.04
Municipal Income Fund	100.00
Ohio Municipal Bond Fund	98.19
Short Term Municipal Bond Fund	99.42
Tax Free Bond Fund	100.00
West Virginia Municipal Bond Fund	100.00

Funds with Qualified Short Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2008 (amounts in thousands):

Short-Term Capital Gain Distribution
Arizona Municipal Bond Fund	$32
Tax Free Bond Fund	347

108   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 29, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. February 2008.	AN-MUNIBOND-208

ANNUAL REPORT FEBRUARY 29, 2008

JPMorgan Funds

Money
Market
Funds

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	27
Financial Highlights	34
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	48
Trustees	49
Officers	51
Schedule of Shareholder Expenses	52
Tax Letter	54

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted, as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 10, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Money Market Funds for the 12-month period ended February 29, 2008. Inside, you’ll find in-depth information on certain of the Funds.

“Despite market volatility, disarray
in the credit and sub-prime
mortgage markets, increased risk
aversion and decelerating economic
growth, the U.S. taxable bond
market significantly outperformed
the stock market, with higher-
quality bonds leading the way.”

Bonds outpace stocks

Despite market volatility, disarray in the credit and sub-prime mortgage markets, increased risk aversion and decelerating economic growth, the U.S. bond market significantly outperformed the stock market, with higher-quality bonds leading the way. Bonds, as measured by the Lehman Brothers U.S. Aggregate Index, returned 7.30% for the 12-month period, while stocks, as measured by the S&P 500 Index, returned –3.60%.

The risk aversion in U.S. markets was absent from the foreign stage, as emerging-market bonds continued to perform well. In addition, fixed income returns in developed markets offered strong returns in the period. In general, government bond markets continued to make progress due to the weakening outlook for equities in the face of an economic slowdown. Despite the decelerating economy, there was a spike in headline consumer price index inflation data, caused by strong commodity prices (particularly food and oil), which was most notable in the United States and euro zone.

Credit problems build

Problems in the credit markets emerged late in the second calendar quarter of 2007. Spread-sector (non-Treasury segments) yields began increasing due to unease about quality in the leveraged and sub-investment-grade mortgage loan markets. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. Liquidity concerns in the markets for non-agency mortgages, high-yield debt and asset-backed securities remained the dominant theme as the period progressed. Given the high degree of uncertainty about exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance as investors were jolted by unfavorable news and strong volatility.

The commercial paper market impacted virtually all sectors of the fixed income markets, especially entities issuing asset-backed commercial paper. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility. In the final months of the period, several financial companies revealed large losses from sub-prime debt exposure, and the credit ratings of several monoline insurers suffered, further depressing market sentiment.

Government responds with rate cuts, stimulus package

In response to credit market and economic growth concerns, the Federal Reserve (Fed) adopted an easing campaign, while the federal government announced a stimulus plan that would send rebate checks to millions of U.S. homes.

The Fed’s actions cut interest rates by 225 basis points (bps) during the period and pushed money market yields lower throughout the year. The fed funds target ended the 12-month period at 3.00%.

The Fed’s rate cuts resulted from a shift in sentiment regarding economic growth and inflation, with the central bank’s latest policy statements indicating a greater concern about a slowing economy than the potential for rising inflation. Previously, the Fed had stated that inflation was the greater threat and the reason it kept the fed funds target unchanged at 5.25% from June 29, 2006, through September 18, 2007.

Treasury yields

As the period progressed, the government segments of the fixed income market provided more stability for investors than the volatile stock market and spread sectors (non-Treasury segments) of the bond market. In particular, investors preferred Treasury securities, which advanced 11.39% for the year, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed income market, while high-yield securities were the worst, as investors scaled back their appetites for risk.

The yield curve steepened on U.S. Treasuries during the year, as the shorter end experienced the greatest decline. For example, the yield on the three-year Treasury dropped from 4.55% to 1.87%, while that on the 30-year Treasury fell from 4.68% to 4.41%. Generally, interest rates and prices had an inverse relationship to one another. As demand for the safety of Treasury securities drove prices higher over the period, yields were pushed lower.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets as of 2/29/2008	$995.7 Million
Average Maturity	16 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	9.0%
2–7 days	77.7
8–30 days	1.5
31–60 days	4.0
61–90 days	2.2
91–180 days	4.6
181+ days	1.0

7-DAY SEC YIELD (1)

Morgan Shares	2.39%
E*Trade Shares	1.93

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.31% and 1.85% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/29/2008	$132.3 Million
Average Maturity	23 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	13.4%
2–7 days	69.8
8–30 days	0.0
31–60 days	4.4
61–90 days	6.4
91–180 days	3.7
181+ days	2.3

7-DAY SEC YIELD (1)

Morgan Shares	2.45%
Premier Shares	2.59
Reserve Shares	2.33

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.31%, 2.46% and 2.20% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS
Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York
City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets as of 2/29/2008	$1.9 Billion
Average Maturity	31 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	11.9%
2–7 days	72.1
8–30 days	0.6
31–60 days	0.7
61–90 days	1.1
91–180 days	10.4
181+ days	3.2

7-DAY SEC YIELD (1)

Morgan Shares	2.37%
Reserve Shares	2.26
E*Trade Shares	1.96

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Reserve Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.35%, 2.25% and 1.90% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/29/2008	$81.0 Million
Average Maturity	17 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	16.9%
2–7 days	75.1
8–30 days	4.9
31–60 days	0.0
61–90 days	0.0
91–180 days	0.0
181+ days	3.1

7-DAY SEC YIELD (1)

Morgan Shares	2.59%
Premier Shares	2.74
Reserve Shares	2.48

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.39%, 2.55% and 2.29% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 9.1% (n)
	California — 9.1%
33,400	California State Department of Water Resources, 2.20%, 04/07/08	33,400
15,000	Chino Basin Regional Financing Authority, Inland Empire Utilities, LOC: State Street Bank & Trust Co., 2.62%, 05/05/08	15,000
5,000	Kings River Conservation, 0.85%, 03/07/08	5,000
15,000	Los Angeles County Metropolitan Transportation Authority, 3.32%, 03/13/08	15,000
6,500	Olcese Water, 1.95%, 05/06/08	6,500
8,000	Riverside County, California Transportation Authority Commission, 3.32%, 03/04/08	8,000
5,000	San Diego County Water Authority, 3.35%, 03/03/08	5,000
3,000	San Francisco City & County Public Utilities, 1.85%, 03/03/08	3,000
	Total Commercial Paper (Cost $90,900)	90,900
Annual Demand Note — 1.1%
	California — 1.1%
10,275	Eclipse Funding Trust, Solar Eclipse, Series 2007-0039, VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.60%, 09/20/08 (Cost $10,275)	10,275
Daily Demand Notes — 9.0%
	California — 9.0%
	California Housing Finance Agency, Home Mortgage,
2,100	Series H, Rev. VRDO, AMT, 4.02%, 03/03/08	2,100
5,000	Series K, Rev., VRDO, AMT, 3.15%, 03/03/08	5,000
1,240	Series M, Rev., VRDO, AMT, 3.13%, 03/03/08	1,240
	California Housing Finance Agency, Multi-Family Housing,
5,500	Series III-A, Rev., VRDO, AMT, 3.87%, 03/03/08	5,500
3,500	Series A, Rev., VRDO, AMT, 4.02%, 03/03/08	3,500
1,855	Series A, Rev., VRDO, Helaba Trust GmbH, 4.02%, 03/03/08	1,855
1,510	Series B, Rev., VRDO, Helaba Trust GmbH, 3.65%, 03/03/08	1,510
1,980	Series D, Rev., VRDO, 3.65%, 03/03/08	1,980
	California Pollution Control Financing Authority, ExxonMobil Project,
200	PCR, VRDO, 3.55%, 03/03/08	200
720	PCR, VRDO, 3.55%, 03/03/08	720
4,470	California Rural Home Mortgage Finance Authority, Series A, Rev., VRDO, AMT, 4.02%, 03/03/08	4,470
	California State Department of Water Resources
9,845	Series B-2, Rev., VRDO, LOC: BNP Paribas, 3.65%, 03/03/08	9,845
6,240	Series B-3, Rev., VRDO, LOC: Bank of New York, 2.90%, 03/03/08	6,240
5,000	Subseries F-5, Rev., VRDO, LOC: Citibank N.A., 3.65%, 03/03/08	5,000
	City of Irvine, Improvement Bond Act of 1915,
2,150	No. 97-17, Special Assessment, VRDO, LOC: State Street Bank & Trust Co., 2.89%, 03/03/08	2,150
1,500	Series A, No. 00-18, Special Assesment, VRDO, LOC: Bank of New York, 2.89%, 03/03/08	1,500
2,075	City of Los Angeles, Multi-Family Housing, Loans to Lender Program, Series A, Rev., VRDO, LOC: FHLB, 3.15%, 03/03/08	2,075
1,800	Irvine Ranch Water District, Capital Improvements Project, COP, DATES, VRDO, LOC: Landesbank Baden, 3.65%, 03/03/08	1,800
200	Irvine Ranch Water District, Consolidated Bonds, Rev., DATES, VRDO, LOC: Landesbank Hessen, 3.60%, 03/03/08	200
8,800	Los Angeles Community Redevelopment Agency, Wilshire Station Apartments, Series A, Rev., VRDO, LOC: Bank of America, N.A., 3.13%, 03/03/08	8,800
1,000	Los Angeles Department of Water & Power, Subseries B-3, Rev., VRDO, 3.00%, 03/03/08	1,000
5,000	Los Angeles Regional Airports Improvement Corp., Sublease, L.A. International Airport, Series LAX-2, Rev., VRDO, LOC: Societe Generale, 3.95%, 03/03/08	5,000
10,947	Los Angeles Unified School District Series 2006, GO, VRDO, FSA, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.50%, 03/03/08	10,947
	Orange County Sanitation District,
1,645	Series A, COP, VRDO, 2.90%, 03/03/08	1,645
1,250	Series B, COP, VRDO, 2.90%, 03/03/08	1,250
300	Southern California Home Financing Authority, Series A, Rev., VRDO, AMT, 4.02%, 03/03/08	300
	State of California, Economic Recovery,
1,450	Series C-1, GO, VRDO, State GTD, 3.63%, 03/03/08	1,450
1,595	Series C-5, GO, VRDO, State GTD, 3.68%, 03/03/08	1,595

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	Value($)
Daily Demand Notes — Continued
	California — Continued
100	State of California, Kindergarten/University Project, Series B-2, GO, VRDO, LOC: Citibank N.A., 2.90%, 03/03/08	100
300	State of California, Municipal Securities Trust Receipts, Series SGA 135, GO, VRDO, AMBAC TCRS, LIQ: Societe Generale, 4.65%, 03/03/08	300
	Total Daily Demand Notes (Cost $89,272)	89,272
Municipal Bonds — 4.5%
	California — 4.0%
5,000	California Communities Note Program, Series A-3, Rev., TRAN, 4.50%, 06/30/08	5,014
10,000	Los Angeles County, GO, TRAN, 4.50%, 06/30/08	10,028
	Sacramento County,
5,000	GO, TRAN, 4.00%, 07/09/08	5,006
5,000	Series A, GO, TRAN, 4.25%, 07/09/08	5,010
15,100	State of California, Rev., RAN, 4.00%, 06/30/08	15,138
		40,196
	Puerto Rico — 0.5%
5,000	Commonwealth of Puerto Rico, Rev., TRAN, 4.25%, 07/30/08	5,017
	Total Municipal Bonds (Cost $45,213)	45,213
Weekly Demand Notes — 74.9%
	California — 62.7%
1,000	Abag Finance Authority for Nonprofit Corps, Arbors Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/05/08	1,000
29,995	Abag Finance Authority for Nonprofit Corps, P-FLOATS, Series MT 240, Rev., VRDO, LOC: Lloyds TSB Bank plc, LIQ: Merrill Lynch Capital Services, 3.38%, 03/07/08	29,995
10,000	ABN AMRO Munitops Certificate Trust, Non-AMT Trust Certificates, Series 2007-12, Rev., VRDO, FSA, 3.16%, 03/06/08	10,000
315	Alameda-Contra Costa Schools Financing Authority, Capital Improvement Financing Project, Series C, Rev., VRDO, LOC: Bank of Nova Scotia, 3.21%, 03/06/08	315
8,500	Auburn Union School District, COP, VRDO, FSA, 2.85%, 03/06/08	8,500
3,470	California Educational Facilities Authority, San Francisco Conservatory Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 2.99%, 03/03/08	3,470
1,975	California Health Facilities Financing Authority, Series ROCS-RR-II-R-603CE, Rev., VRDO, LIQ: Citibank N.A., 3.20%, 03/06/08	1,975
10,000	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America N.A., 2.82%, 03/05/08	10,000
21,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 2.86%, 03/05/08	21,000
5,210	California Housing Finance Agency, Multi-Family Housing III, Series G, Rev., VRDO, 3.26%, 03/05/08	5,210
7,000	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 2.96%, 03/06/08	7,000
8,900	California Pollution Control Financing Authority, New United Project, Series A, Rev., VRDO, LOC: Bank Tokyo-Mitsubishi UFJ, 2.95%, 03/06/08	8,900
1,000	California Pollution Control Financing Authority, Sierra Pacific Industries Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 2.80%, 03/05/08	1,000
2,380	California Pollution Control Financing Authority, U.S. Borax, Inc. Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 3.23%, 03/06/08	2,380
	California State Department of Water Resources,
2,245	Series 358, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.13%, 03/06/08	2,245
2,905	Series C-10, Rev., VRDO, LOC: Landesbank Hessen, 2.90%, 03/07/08	2,905
2,950	California State Department of Water Resources, Power Supply, Series C-12, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 2.80%, 03/06/08	2,950
	California Statewide Communities Development Authority,
655	COP, VRDO, LOC: Union Bank of California, 2.85%, 03/07/08	655
2,800	Series J, Rev., VRDO, 2.86%, 03/05/08	2,800
8,630	Series ROCS-RR-II R-772CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.33%, 03/06/08	8,630
16,400	Series ROCS-RR-II-R-10248CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.20%, 03/06/08	16,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	Value($)
Weekly Demand Notes — Continued
	California — Continued
15,770	Series ROCS-RR-II-R-13021CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.48%, 03/06/08	15,770
1,000	California Statewide Communities Development Authority, Amern Baptist Homes West, Rev., VRDO, LOC: Lasalle Bank N.A., 2.90%, 03/06/08	1,000
475	California Statewide Communities Development Authority, Biola University, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 2.85%, 03/06/08	475
2,300	California Statewide Communities Development Authority, Chabad of California, Rev., VRDO, LOC: Comerica Bank, 2.91%, 03/06/08	2,300
1,000	California Statewide Communities Development Authority, Goodwill of Santa Cruz, Rev., VRDO, LOC: Wells Fargo Bank N.A., 2.99%, 03/06/08	1,000
650	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, VRDO, LOC: Bank of America N.A., 3.00%, 03/05/08	650
1,350	California Statewide Communities Development Authority, IDR, Flambeau Project, VRDO, LOC: Wells Fargo Bank N.A., 3.00%, 03/05/08	1,350
1,395	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, VRDO, LOC: California State Teachers Retirement, 3.00%, 03/05/08	1,395
1,140	California Statewide Communities Development Authority, IDR, LeSaint Project, Series B, VRDO, LOC: PNC Bank N.A., 3.00%, 03/05/08	1,140
1,615	California Statewide Communities Development Authority, IDR, Packaging Innovation Project, Series A, VRDO, LOC: Wells Fargo Bank N.A., 3.00%, 03/05/08	1,615
	California Statewide Communities Development Authority, Kaiser Permanente,
3,700	Series A, Rev., VRDO, 2.86%, 03/05/08	3,700
1,000	Series B, Rev., VRDO, 2.86%, 03/05/08	1,000
15,000	Series M, Rev., VRDO, 2.86%, 03/05/08	15,000
	California Statewide Communities Development Authority, MERLOTS,
22,295	Series C-39, Rev., VRDO, FNMA, 3.38%, 03/05/08	22,295
18,395	Series G-01, Rev., VRDO, LIQ: Wachovia Bank N.A., 3.38%, 03/05/08	18,395
1,200	California Statewide Communities Development Authority, Motion Picture and TV Fund, Series A, Rev., VRDO, LOC: BNP Paribas, 2.85%, 03/03/08	1,200
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank Of California N.A., 2.98%, 03/06/08	2,000
4,685	City & County of San Francisco, Series 124G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 3.19%, 03/06/08	4,685
495	City of Fresno, Palm Lake Apartments, Rev., VRDO, LOC: U.S. Bank N.A., 2.80%, 03/05/08	495
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 3.00%, 03/07/08	2,105
2,000	City of Hayward, Multi-Family Housing, Shorewood Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.05%, 03/06/08	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.91%, 03/03/08	3,600
975	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 2.84%, 03/05/08	975
620	City of Los Angeles, Loyola High School Project, Series A, COP, VRDO, LOC: Allied Irish Bank plc, 3.10%, 03/06/08	620
4,000	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev, VRDO, FNMA, LIQ: FNMA, 3.10%, 03/06/08	4,000
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.84%, 03/05/08	3,000
7,470	Coast Community College District, Series ROCS RR-II-R-6088, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 3.20%, 03/06/08	7,470
2,000	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VRDO, LOC: Coast Federal Bank, 2.15%, 03/04/08	2,000
4,610	Contra Costa Community College District, Series ROCS-RR-II-R-548X, GO, VRDO, FSA, LIQ: Citibank N.A., 3.20%, 03/06/08	4,610
8,500	DFA Municipal Trust, Various States, Floating Certificates, Series 05, Rev., VRDO, LOC: Depfa Bank plc, LIQ: Depfa Bank plc, 3.46%, 03/06/08	8,500
3,975	East Side Union High School District-Santa Clara County, MERLOTS, Series B-28, GO, VRDO, MBIA, 3.45%, 03/05/08	3,975

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	Value($)
Weekly Demand Notes — Continued
	California — Continued
8,500	Eastern Municipal Water District, Series A, COP, VRDO, 2.80%, 03/03/08	8,500
8,350	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.22%, 03/06/08	8,350
10,700	Eclipse Funding Trust, Solar Eclipse, San Mateo, Series 2006-0052, Tax Allocation, VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	10,700
7,235	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Series 2006-0031, Tax Allocation, VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	7,235
2,980	Fairfield-Suisun Unified School District, Series ROCS-RR-II-R-6019, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 4.63%, 03/06/08	2,980
	Golden State Tobacco Securitization Corp.,
12,500	Series 2259, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.24%, 03/06/08	12,500
15,000	Series F-C2-Reg D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 3.43%, 03/05/08	15,000
4,100	Grant Joint Union High School District, Bridge Funding Program, COP, VRDO, FSA, 2.85%, 03/06/08	4,100
2,100	Hayward Housing Authority, Multi-Family Housing, Barrington Hills, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.84%, 03/05/08	2,100
570	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 2.95%, 03/05/08	570
22,430	Lancaster Redevelopment Agency, Floating Rate Trust Receipts, Series F12J, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 3.43%, 03/05/08	22,430
6,370	Lehman Municipal Trust Receipts, Various States, Series 06-K90, Rev., VRDO, FSA, LIQ: Lehman Liquidity Co., 3.25%, 03/05/08	6,370
9,455	Lehman Municipal Trust Receipts, Various States, Metropolitan Water District, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.28%, 03/05/08	9,455
1,070	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/07/08	1,070
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 2.91%, 03/06/08	5,440
1,675	Los Angeles County IDA, Goldberg & Solovy Foods, Rev., VRDO, LOC: Union Bank of California, 3.60%, 03/05/08	1,675
1,960	Los Angeles Department of Water & Power, Series ROCS-RR-II-R-4510, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 3.47%, 03/06/08	1,960
2,000	Los Angeles Department of Water & Power, Power System, Subseries A-8, Rev., VRDO, 2.91%, 03/03/08	2,000
	Los Angeles Unified School District,
9,111	Series 924, GO, VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.18%, 03/06/08	9,111
2,800	Series PT-1179, GO, VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 3.26%, 03/07/08	2,800
22,525	Macon Trust Various States, Series 2007-336, Special Tax, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 3.22%, 03/06/08	22,525
	Municipal Securities Trust Certificates,
5,155	Series 281 Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 4.36%, 03/06/08	5,155
2,945	Series 2007-314 Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.16%, 03/06/08	2,945
2,200	Orange County, WLCO LF, Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 2.91%, 03/06/08	2,200
10,235	Puttable Floating Option Tax-Exempt Receipts, Series PT-4066, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 3.18%, 03/07/08	10,235
14,300	Puttable Floating Option Tax-Exempt Receipts, Sunamerica, Series 2001-1 Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.33%, 03/04/08	14,300
2,820	Reset Optional Certificates Trust II, San Mateo, Series ROCS-RR-II-R-647WFZ, GO, VRDO, MBIA, LIQ: Wells Fargo Bank N.A., 3.47%, 03/06/08	2,820
2,400	Riverside County, Public Facilities, Series B, COP, VRDO, ACES, LOC: State Street Bank & Trust Co., 2.80%, 03/04/08	2,400
8,065	Sacramento County Housing Authority, Series ROCS-RR-II-R-10051CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.20%, 03/06/08	8,065
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 2.91%, 03/06/08	4,000
2,200	San Bernardino County, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.91%, 03/06/08	2,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	Value($)
Weekly Demand Notes — Continued
	California — Continued
3,020	San Bernardino County Housing Authority, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 2.95%, 03/06/08	3,020
1,920	San Bernardino County IDA, W&H Voortman, Rev., VRDO, LOC: California State Teachers Retirement, 3.00%, 03/05/08	1,920
5,000	San Diego Unified School District, Series 964-D, GO, VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.38%, 03/06/08	5,000
2,400	San Francisco City & County Public Utilities Commission, Series 1259-X, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.63%, 03/06/08	2,400
6,690	San Joaquin Hills Transportation Corridor Agency, Floaters, Series 2330, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.13%, 03/06/08	6,690
1,000	San Mateo County Board of Education, Series A, VRDO, COP, LOC: Allied Irish Bank plc, 2.80%, 03/06/08	1,000
300	Santa Ana Unified School District, COP, VRDO, LOC: BNP Paribas, 2.70%, 03/05/08	300
12,300	Santa Clara County, Multi-Family Housing, Series 123G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 3.26%, 03/06/08	12,300
250	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 2.93%, 03/06/08	250
4,100	Santa Cruz County Housing Authority, Paloma Del Mar Apartments, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.17%, 03/05/08	4,100
1,700	Sequoia Union High School District, GO, Series PZ-175, VRDO, FSA, LIQ: Merrill Lynch Capital Services, 3.26%, 03/07/08	1,700
	State of California,
15,715	Series A, Subseries A-2, GO, VRDO, LOC: Calyon Bank, 2.75%, 03/05/08	15,715
7,170	Series A, Subseries A-3, GO, VRDO, LOC: Bank of America N.A., 2.75%, 03/05/08	7,170
9,600	Series B, Subseries B-1, GO, VRDO, LOC: Bank of America N.A., 2.82%, 03/05/08	9,600
2,665	Series B, Subseries B-2, GO, VRDO, LOC: Societe Generale, 2.35%, 03/07/08	2,665
5,400	Series C-2, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 2.80%, 03/03/08	5,400
13,300	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 2.86%, 03/03/08	13,300
3,595	Series PA-594, GO, VRDO, LIQ: Merrill Lynch Capital Services, 3.26%, 03/07/08	3,595
	State of California, Municipal Securities Trust Receipts,
15,000	Series GC-6 Class A, GO, VRDO, LIQ: Societe Generale, 3.22%, 03/06/08	15,000
1,175	Series SGA-7, GO, VRDO, FSA, 2.75%, 03/05/08	1,175
	State of California, UBS Municipal Certificates,
2,000	Series 2006-1005, GO, VRDO, MBIA, 5.25%, 03/06/08	2,000
10,000	Series 2007-1031, Rev., VRDO, 3.22%, 03/06/08	10,000
2,520	University of California Series 1198, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.13%, 03/06/08	2,520
		623,661

	Puerto Rico — 12.2%
20,500	Commonwealth of Puerto Rico, GO, TOCS, VRDO, FSA, LIQ: Bank of New York, 3.19%, 03/06/08	20,500
21,230	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, MBIA AMBAC, LIQ: Deutsche Bank A.G., 3.23%, 03/07/08	21,230
10,000	DFA Municipal Trust, Various States, Series 1, Rev., VRDO, LIQ: Depfa Bank plc, 3.21%, 03/06/08	10,000
11,020	Lehman Municipal Trust Receipts, Series 07-P37W, GO, VRDO, LIQ: Lehman Brothers Liquidity Co., 3.31%, 03/06/08	11,020
4,200	Municipal Securities Trust Certificates, Series 2000-107, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets (y), 4.00%, 03/06/08	4,200
	Puerto Rico Electric Power Authority,
8,200	Series ROCS-RR-II-11001-CE, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/06/08	8,200
1,620	Series ROCS-RR-II-110047CE, Rev., VRDO LIQ: Citibank, N.A., 3.19%, 03/06/08	1,620
950	Puerto Rico Infrastructure Financing Authority, Series 1, SO, VRDO, TOCS, LIQ: Bank of New York, 3.19%, 03/06/08	950
	Puerto Rico Sales Tax Financing Corp.,
14,790	Series 1981, Rev., VRDO, FGIC, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.62%, 03/06/08	14,790

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	Value($)
Weekly Demand Notes — Continued
	Puerto Rico — Continued
28,360	Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.25%, 03/06/08	28,360
1,300	TICS-TOCS Trust, Series 2001-2, GO, VRDO, FSA, LIQ: Bank of New York, 3.19%, 03/06/08	1,300
		122,170
	Total Weekly Demand Notes (Cost $745,831)	745,831
Quarterly Demand Note — 0.6%
	Puerto Rico — 0.6%
6,000	Puerto Rico Electric Power Authority, Series UU-SGB-69, Rev., VRDO, FSA, LIQ: Societe Generale, 3.00%, 04/01/08 (Cost $6,000)	6,000
	Total Investments — 99.2% (Cost $987,491)*	987,491
	Other Assets in Excess of Liabilities — 0.8%	8,159
	NET ASSETS — 100.0%	$995,650

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 10.9% (n)
	Michigan — 10.9%
8,600	Michigan State Building Authority, Series 5, 2.25%, 05/22/08	8,600
5,900	Michigan State Housing Development Authority, 2.15%, 04/04/08	5,900
	Total Commercial Paper (Cost $14,500)	14,500
Annual Demand Note — 1.5%
	Michigan — 1.5%
2,000	Eclipse Funding Trust, Solar Eclipse - Detroit, Series 2006-0001, GO, VRDO, FSA, Q-SBLF, LIQ: U.S. Bank N.A., 3.65%, 03/07/08 (Cost $2,000)	2,000
Daily Demand Notes — 11.7%
	Michigan — 11.7%
	Michigan State Hospital Finance Authority, Trinity Health Credit,
200	Series E, Rev., VRDO, 3.15%, 03/03/08	200
820	Series F, Rev., VRDO, 3.50%, 03/03/08	820
1,200	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 3.85%, 03/03/08	1,200
	Michigan State Housing Development Authority, Rental Housing,
3,405	Series A, Rev., VRDO, FSA, AMT, 4.04%, 03/03/08	3,405
370	Series C, Rev., VRDO, FSA, AMT, 4.04%, 03/03/08	370
1,000	Michigan State University, Series A, Rev., VRDO, 3.25%, 03/03/08	1,000
1,745	Michigan Strategic Fund, Henry Ford Museum Village Project, Rev., VRDO, LOC: Comerica Bank, 3.15%, 03/03/08	1,745
865	Municipal Securities Trust Certificates, Series 2001-166, Class A, Rev., VRDO, FSA, FGIC, LIQ: Bear Stearns Capital Markets (y), 5.90%, 03/03/08	865
4,000	University of Michigan, Hospital, Series A, Rev., VRDO, 4.00%, 03/03/08	4,000
1,850	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 4.00%, 03/03/08	1,850
	Total Daily Demand Notes (Cost $15,455)	15,455
Monthly Demand Notes — 1.8%
	Michigan — 1.8%
1,900	Michigan State Job Development Authority, East Lansing Resident, Rev., VRDO, LOC: Wells Fargo Bank N.A., 2.50%, 03/03/08	1,900
500	Michigan State Job Development Authority, Kentwood Resident, Rev., VRDO, LOC: Wells Fargo Bank N.A., 2.00%, 03/03/08	500
	Total Monthly Demand Notes (Cost $2,400)	2,400
Municipal Notes & Bonds — 6.0%
	Michigan — 5.3%
3,900	Michigan Municipal Bond Authority, Series B-2, Rev., LOC: Scotiabank, 4.50%, 08/20/08	3,925
3,000	State of Michigan, Series A, GO, LOC: Depfa Bank plc, 4.00%, 09/30/08	3,018
		6,943
	Puerto Rico — 0.7%
1,000	Commonwealth of Puerto Rico, TRAN, Rev., LOC: Wachovia Bank N.A., 4.25%, 07/30/08	1,003
	Total Municipal Notes & Bonds (Cost $7,946)	7,946
Weekly Demand Notes — 69.1%
	Michigan — 62.9%
	ABN AMRO Munitops Certificate Trust,
920	Series 2004-2, Rev., VRDO, AMT, GNMA COLL, 3.22%, 03/06/08	920
3,325	Series 2006-1, Rev., VRDO, AMT, GNMA COLL, 3.22%, 03/06/08	3,325
4,000	Dearborn School District, P-FLOATS-PT-2641, GO, VRDO, FSA, Q-SBLF, LIQ: Merrill Lynch Capital Services, 3.31%, 03/07/08	4,000
1,600	Grand Rapids, EDC, Baker Knapp & Tubbs Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.40%, 03/06/08	1,600
900	Grand Rapids, EDC, Limited Obligation, Cornerstone University, Rev., VRDO, LOC: National City Bank, 3.12%, 03/03/08	900
1,000	Grand Rapids Development, IDR, Clipper Belt Lacer Co., Project, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/03/08	1,000
410	Hartland Consolidated School District, Series 1204, GO, VRDO, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, 3.16%, 03/06/08	410
2,555	Jackson County, EDC, Industrial Steel Treating Co. Project, Rev., VRDO, LOC: Comerica Bank, 3.31%, 03/03/08	2,555
	Michigan State Hospital Finance Authority, Ascension Health Credit,
700	Series B, Rev., VRDO, 2.85%, 03/05/08	700
700	Series B1, Rev., VRDO, 3.00%, 03/05/08	700
1,000	Series B3, Rev., VRDO, 3.00%, 03/05/08	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	Value($)
Weekly Demand Notes — Continued
	Michigan — Continued
	Michigan State Housing Development Authority,
6,000	Series B, Rev., VRDO, AMT, 3.38%, 03/03/08	6,000
900	Series C, Rev., VRDO, 3.28%, 03/03/08	900
565	Series C, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 3.27%, 03/07/08	565
990	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, LIQ: FNMA, 3.29%, 03/07/08	990
1,700	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.04%, 03/06/08	1,700
480	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.04%, 03/06/08	480
1,700	Michigan State Housing Development Authority, Multi-Family Housing, Sand Creek Apartments, Series I-A, Rev., VRDO, LOC: Citibank N.A., 3.05%, 03/05/08	1,700
2,000	Michigan State Housing Development Authority, Rental Housing, Series MT-267, Rev., VRDO, FSA, LIQ: Bayerische Landesbank, 3.22%, 03/07/08	2,000
1,855	Michigan State University, Series 2000-A, Rev., VRDO, 3.23%, 03/05/08	1,855
1,175	Michigan Strategic Fund, Atmosphere Heat Treating, Rev., VRDO, LOC: Comerica Bank, 3.31%, 03/03/08	1,175
800	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Series 1997, Rev., VRDO, LOC: Standard Federal Bank, 3.02%, 03/05/08	800
915	Michigan Strategic Fund, Custom Profile, Inc. Project, Series 2001, Rev., VRDO, LOC: Firstar Bank N.A., 3.50%, 03/05/08	915
4,170	Michigan Strategic Fund, Dawnbreakers LLC Project, Rev., VRDO, LOC: Fifth Third Bank, 3.23%, 03/06/08	4,170
375	Michigan Strategic Fund, Dennenlease LC Project, Rev., VRDO, LOC: LaSalle State Bank N.A., 3.31%, 03/03/08	375
1,545	Michigan Strategic Fund, DOU-FORM Acquisition Project, Series 2001, Rev., VRDO, AMT, LOC: First Union National Bank, 3.21%, 03/06/08	1,545
455	Michigan Strategic Fund, E & L Meat Project, Series B, Rev., VRDO, LOC: Fifth Third Bank, 3.29%, 03/07/08	455
385	Michigan Strategic Fund, Ferris Coffee & Nut Co. Project, Rev., VRDO, LOC: Old Kent Bank, 3.50%, 03/03/08	385
1,935	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.50%, 03/05/08	1,935
1,000	Michigan Strategic Fund, Imperial Metal Products Co. Project, Rev., VRDO, LOC: Fifth Third Bank, 3.23%, 03/03/08	1,000
160	Michigan Strategic Fund, Ironwood Plastics, Inc. Project, Rev., VRDO, LOC: First of America Bank, 3.31%, 03/03/08	160
1,200	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: LaSalle Bank N.A., 3.10%, 03/06/08	1,200
1,275	Michigan Strategic Fund, Monarch Hydraulics, Inc. Project, Rev., VRDO, LOC: Fifth Third Bank, 3.23%, 03/03/08	1,275
2,145	Michigan Strategic Fund, Nicholas Plastics Project, Rev., VRDO, LOC: Fifth Third Bank, 3.50%, 03/03/08	2,145
345	Michigan Strategic Fund, Petoskey Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 3.31%, 03/03/08	345
840	Michigan Strategic Fund, Pyper Products Corp. Project, Rev., VRDO, AMT, LOC: Comerica Bank, 3.31%, 03/03/08	840
1,800	Michigan Strategic Fund, Quincy Strategic, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 3.31%, 03/03/08	1,800
2,355	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 3.50%, 03/06/08	2,355
925	Michigan Strategic Fund, Saginaw Products Corp. Project, Rev., VRDO, AMT, LOC: Comerica Bank, 3.31%, 03/06/08	925
2,650	Michigan Strategic Fund, Solid Waste, Series ROCS-RR-II-R-10240CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.30%, 03/06/08	2,650
942	Michigan Strategic Fund, Solid Waste, Grayling Generating Project, Rev., VRDO, AMT, LOC: Barclays Bank New York, 3.00%, 03/03/08	942
4,975	Michigan Strategic Fund, Solid Waste Disposal Trust, Floating Rate Trust Receipts, Series F-II, Rev., VRDO, AMT, LIQ: Lehman Brothers Special Financing, 3.65%, 03/05/08	4,975
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.45%, 03/06/08	1,820

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	Value($)
Weekly Demand Notes — Continued
	Michigan — Continued
2,220	Michigan Strategic Fund, Whitehall Products LLC Project, Rev., VRDO, LOC: Fifth Third Bank, 3.23%, 03/06/08	2,220
1,325	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 2.95%, 03/03/08	1,325
1,545	Munitops II, Series 2007-58, Rev., VRDO, GNMA COLL, 3.22%, 03/06/08	1,545
650	Oakland County, EDC, IBC North America, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 3.31%, 03/06/08	650
2,500	Oakland County, EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 3.03%, 03/05/08	2,500
775	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba Trust GmbH, 2.95%, 03/03/08	775
	State of Michigan,
750	Series 530, COP, VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.66%, 03/06/08	750
1,035	Series PT-2754, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 3.26%, 03/07/08	1,035
2,750	UBS Municipal Certificates, Various States, Series 2007-1018, GO, VRDO, MBIA, Q-SBLF, 3.22%, 03/06/08	2,750
2,230	Whitmore Lake Public School District, Series ROCS-RR-II-R-4515, GO, VRDO, Q-SBLF, LIQ: Citigroup Financial Products, 3.19%, 03/06/08	2,230
		83,267
	Puerto Rico — 6.2%
	Puerto Rico Electric Power Authority,
800	Series ROCS-RR-II-R-110046CE, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/06/08	800
2,520	Series ROCS-RR-II-R-110049CE, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/06/08	2,520
600	Series ROCS-RR-II-R-11050CE, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/06/08	600
4,190	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.25%, 03/06/08	4,190
		8,110
	Total Weekly Demand Notes (Cost $91,377)	91,377
	Total Investments — 101.0% (Cost $133,678)*	133,678
	Liabilities in Excess of Other Assets — (1.0)%	(1,373)
	NET ASSETS — 100.0%	$132,305

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 5.2% (n)
	New York — 5.2%
2,000	Cornell University, 1.15%, 03/07/08	2,000
	Metropolitan Transportation Authority,
25,000	1.00%, 06/02/08	25,000
10,000	2.65%, 03/06/08	10,000
20,000	2.90%, 03/07/08	20,000
25,000	3.05%, 08/12/08	25,000
20,000	New York City, 2.84%, 11/23/08	20,000
	Total Commercial Paper (Cost $102,000)	102,000
Daily Demand Notes — 11.9%
	New York — 11.9%
	Jay Street Development Corp.,
3,345	Series A, Rev., VRDO, LOC: Depfa Bank plc, 3.10%, 03/03/08	3,345
55	Series A-4, Rev., VRDO, LOC: Depfa Bank plc, 3.10%, 03/03/08	55
150	Long Island Power Authority, Series 2, Sub Series 2B, Rev., VRDO, LOC: Bayerische Landesbank, 3.10%, 03/03/08	150
600	Metropolitan Transportation Authority, Sub Series G-2, Rev., VRDO, LOC: BNP Paribas, 3.95%, 03/03/08	600
1,030	Municipal Securities Trust Certificates, Series 2000-109, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.25%, 03/03/08 (e)	1,030
	New York City,
18,820	Series E, Sub Series E-2, GO, VRDO, LOC: Bank of America N.A., 3.55%, 03/03/08	18,820
5,725	Series H, Sub Series H-3, GO, VRDO, FSA, 3.10%, 03/03/08	5,725
5,000	Series I, Sub Series I-5, GO, VRDO, LOC: CA Public Employee Retirement, 3.40%, 03/03/08	5,000
800	Sub Series A-4, GO, VRDO, LOC: Bayerische Landesbank, 3.05%, 03/03/08	800
290	Sub Series A-6, GO, VRDO, FSA, 3.05%, 03/03/08	290
930	Sub Series H-1, GO, VRDO, LOC: Bank of New York, 3.05%, 03/03/08	930
5,555	Sub Series H-1, GO, VRDO, LOC: Dexia Credit Local, 3.55%, 03/03/08	5,555
6,420	Sub Series H-2, GO, VRDO, LOC: Dexia Credit Local, 3.00%, 03/03/08	6,420
2,050	Sub Series H-4, GO, VRDO, LOC: Bank of New York, 3.10%, 03/03/08	2,050
1,635	Sub Series H-7, GO, VRDO, LOC: KBC Bank N.V., 3.10%, 03/03/08	1,635
96,080	New York City IDA, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 3.65%, 03/03/08	96,080
	New York City Municipal Water Finance Authority,
3,635	Series AA-1, Rev., VRDO, 3.40%, 03/03/08	3,635
3,850	Series AA-2, Rev., VRDO, 3.55%, 03/03/08	3,850
37,270	Series CC-1, Rev., VRDO, 3.55%, 03/03/08	37,270
4,945	Series F, Sub Series F-2, Rev., VRDO, 3.78%, 03/03/08	4,945
7,150	Sub Series C-3, Rev., VRDO, 3.10%, 03/03/08	7,150
7,300	New York City Transitional Finance Authority, Sub Series 2-A, Rev., VRDO, LIQ: Dexia Credit Local, 3.05%, 03/03/08	7,300
	New York City Transitional Finance Authority, Future Tax Secured,
900	Series B, Rev., VRDO, 3.05%, 03/03/08	900
3,700	Series C, Rev., VRDO, 4.00%, 03/03/08	3,700
2,135	Sub Series C-5, Rev., VRDO, 4.00%, 03/03/08	2,135
	New York City Transitional Finance Authority, New York City Recovery,
100	Series 3, Sub Series 3-B, Rev., VRDO, 3.91%, 03/03/08	100
1,050	Series 3, Sub Series 3-H, Rev., VRDO, 4.00%, 03/03/08	1,050
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 4.65%, 03/03/08	1,055
	New York Mortgage Agency,
3,300	Series 144, Rev., VRDO, AMT, 3.10%, 03/03/08	3,300
4,565	Series 150, Rev., VRDO, AMT, 3.60%, 03/03/08	4,565
880	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.60%, 03/03/08	880
	Total Daily Demand Notes (Cost $230,320)	230,320
Municipal Notes & Bonds — 10.1%
	New York — 8.7%
49,995	Bank of New York Municipal Certificates Trust, Rev., 3.50%, 06/30/08	49,995
7,000	City of Haverstraw, BAN, GO, 4.00%, 03/14/08	7,001
5,000	Elmira City School District, BAN, GO, 4.00%, 03/20/08	5,001
1,000	Long Island Power Authority, Electric Systems, Series A, Rev., 5.75%, 06/01/08 (p)	1,017

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — Continued
	New York — Continued
	Metropolitan Transportation Authority,
3,640	Series A, Rev., 5.25%, 07/01/08 (p)	3,669
4,000	Series A, Rev., FGIC, 6.00%, 07/01/08 (p)	4,042
1,300	Series B-1, Rev., AMBAC, 5.50%, 07/01/08 (p)	1,312
1,600	Series C-1, Rev., 5.63%, 07/01/08 (p)	1,623
1,000	Series C-1, Rev., FGIC-TCRS, 5.50%, 07/01/08 (p)	1,014
1,000	Series O, Rev., 5.75%, 07/01/08 (p)	1,010
870	Monroe County, Public Improvement, GO, AMBAC, 6.00%, 06/01/08 (p)	885
2,000	Municipal Assistance Corp. for the City of New York, Series M, Rev., 5.50%, 07/01/08	2,018
11,730	Nassau County, Improvement, Series Z, GO, FGIC, 5.00%, 09/01/08	12,088
3,795	New York City, Series B, GO, 4.50%, 08/01/08	3,808
2,515	New York City, Capital Appreciation, Series E, GO, 6.35%, 05/15/08 (p)	2,558
	New York City Transitional Finance Authority, Future Tax Secured,
1,000	Series C, Rev., FSA, 5.00%, 08/01/08 (p)	1,009
5,745	Series C, Rev., 5.25%, 05/01/08 (p)	5,825
	New York State Dormitory Authority, City University,
1,000	Series 2, Rev., 5.00%, 07/01/08 (p)	1,017
1,340	Series 2, Rev., 5.25%, 07/01/08 (p)	1,364
	New York State Dormitory Authority, State University Educational Facilities,
10,700	Rev., 5.13%, 05/15/08 (p)	10,856
2,000	Series B, Rev., MBIA-IBC, 5.50%, 05/15/08 (p)	2,031
16,535	New York State Thruway Authority, Bridge Service Contract, Rev., 4.00%, 04/01/09	16,535
	New York State Urban Development Corp., Correctional Facilities,
2,120	Series B, Rev., 5.00%, 01/01/09 (p)	2,174
2,000	Series B, Rev., AMBAC, 5.25%, 01/01/09 (p)	2,055
8,000	Series C, Rev., AMBAC, 5.88%, 01/01/09 (p)	8,262
20,000	Suffolk County, TAN, GO, 3.50%, 08/14/08	20,063
		168,232
	Puerto Rico — 1.4%
	Commonwealth of Puerto Rico,
6,215	GO, FSA-CR, 5.00%, 07/01/08	6,321
1,500	GO, MBIA, 5.00%, 07/01/08	1,526
20,000	TRAN, 4.25%, 07/30/08	20,069
		27,916
	Total Municipal Notes & Bonds (Cost $196,148)	196,148
Quarterly Demand Note — 0.7%
	Puerto Rico — 0.7%
14,000	Puerto Rico Electric Power Authority, Series UU-SGB-99, Rev., VRDO, FSA, LIQ: Societe Generale, 3.00%, 04/01/08 (Cost $14,000)	14,000
Semi-Annual Demand Notes — 2.0%
	New York — 2.0%
23,000	New York Power Authority (The), GO, VRDO, LIQ: Bank of Nova Scotia, 3.64%, 03/03/08	23,000
16,300	State of New York, Series B, GO, VRDO, LOC: Dexia Credit Local, 2.80%, 03/03/08	16,300
	Total Semi-Annual Demand Notes (Cost $39,300)	39,300
Weekly Demand Notes — 69.7%
	New York — 67.3%
	ABN AMRO Munitops Certificate Trust,
8,985	Series 2004-33, Rev., VRDO, AMBAC, 3.61%, 03/06/08	8,985
2,445	Series 2004-46, Rev., VRDO, FSA, 3.17%, 03/07/08	2,445
6,165	Series 2006-32, GO, VRDO, MBIA-IBC, 3.51%, 03/06/08	6,165
8,320	Albany County Airport Authority, Series A, Rev., VRDO, AMT, LOC: Bank of America N.A., 3.15%, 03/07/08	8,320
285	Albany Industrial Development Agency, Newkirk Productions, Inc. Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.15%, 03/06/08	285
	Dutchess County Industrial Development Agency, Civic Facilities, Marist College,
10,110	Series A, Rev., VRDO, LOC: Bank of New York, 2.85%, 03/03/08	10,110
14,215	Series A, Rev., VRDO, LOC: Keybank N.A., 2.85%, 03/06/08	14,215
3,300	EAGLE Tax-Exempt Trust, Weekly Partner Certificate, Series 2001-3202, Class A, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/06/08	3,300
230	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, MBIA-IBC, LIQ: U.S. Bank N.A., 3.22%, 03/06/08	230
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
2,480	Series 2006-0028, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	2,480
9,750	Series 2006-0117, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.22%, 03/06/08	9,750

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Eclipse Funding Trust, Solar Eclipse, New York,
8,200	Series 2006-0029, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	8,200
2,500	Erie County IDA, School Facilities, MERLOTS, Series D21, Rev., VRDO, FSA, 3.50%, 03/05/08	2,500
2,200	Franklin County IDA, Civic Facilities, Trudeau Institute, Inc., Project Rev., VRDO, LOC: Fleet National Bank, 2.90%, 03/05/08	2,200
500	Guilderland IDA, North Eastern Industrial Park, Series A, Rev., VRDO, LOC: Fleet Bank of New York, 2.90%, 03/03/08	500
1,505	Haverstraw-Stony Point Central School District, MERLOTS, Series D26, GO, VRDO, FSA, 3.50%, 03/05/08	1,505
12,425	Hempstead Town IDA, Series 2007-300, Rev., VRDO, CTFS, 3.18%, 03/06/08	12,425
4,700	Lehman Municipal Trust Receipts, Series F-90W, Rev., VRDO, Lehman Brothers, LIQ: Lehman Brothers Special Financing, 3.49%, 03/05/08	4,700
3,485	Liberty Development Corp., Series 1416, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	3,485
	Long Island Power Authority, Electric Systems,
24,795	Series 822D, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.64%, 03/06/08	24,795
300	Series D, Rev., VRDO, FSA, 3.20%, 03/05/08	300
3,500	Series G, Rev., VRDO, FSA, 2.87%, 03/05/08	3,500
300	Series H, Rev., VRDO, FSA, 3.00%, 03/05/08	300
7,495	Series PT-386, Rev., VRDO, 3.26%, 03/06/08	7,495
8,780	Series SG-125, Rev., VRDO, MBIA-IBC, LIQ: Societe Generale, 3.19%, 03/06/08	8,780
	Metropolitan Transportation Authority,
763	Series 823D, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/08	763
6,090	Series D-2, Rev., VRDO, FSA, 3.08%, 03/06/08	6,090
4,600	Series E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 2.94%, 03/06/08	4,600
5,405	Series PA-1105, Rev., VRDO, 3.26%, 03/06/08	5,405
8,320	Series ROCS-RR-II-R-10266, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.58%, 03/06/08	8,320
4,060	Series ROCS-RR-II-R-10290, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 3.23%, 03/06/08	4,060
1,790	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VRDO, FSA, 3.10%, 03/06/08	1,790
11,440	Monroe County IDA, Rochester Institute Project, Series A, Rev., VRDO, LOC: First Union National Bank, 3.00%, 03/05/08	11,440
	Municipal Securities Trust Certificates,
500	Series 2001-116, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08 (e)	500
6,320	Series 2001-122, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08 (e)	6,320
9,995	Series 2001-176, Class A, GO, VRDO, MBIA, LIQ: Bear Stearns Capital Markets (y), 3.65%, 03/06/08	9,995
11,810	Series 2002-203 Class A, Rev., VRDO, FSA-CR, GO of CORP, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08	11,810
9,995	Series 2002-207, Class A, Rev., VRDO, MBIA FSA-CR, LIQ: Bear Stearns Capital Markets (y), 3.65%, 03/06/08	9,995
12,750	Series 2007-307, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08	12,750
10,390	Series 2007-310, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08	10,390
12,495	Series 7001, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 5.00%, 03/06/08	12,495
9,835	Series 7041, Class A, Rev., VRDO, FHA, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08	9,835
7,630	Series 9066, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08 (e)	7,630
6,800	Munitops II, Series 2007-43, Rev., VRDO, 3.17%, 03/06/08 (e)	6,800
5,000	Nassau County, Series A, GO, VRDO, LOC: Bank of America N.A., 2.90%, 03/04/08	5,000
5,345	Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Rev., VRDO, FSA, 2.85%, 03/03/08	5,345
	Nassau Health Care Corp.,
13,400	Sub Series 2004-C1, Rev., VRDO, FSA, CNTY GTD, 3.08%, 03/06/08	13,400
2,200	Sub Series 2004-C3, Rev., VRDO, FSA, CNTY GTD, 2.99%, 03/06/08	2,200
	New York City,
2,200	Series F-2, GO, VRDO, LOC: Depfa Bank plc, 2.80%, 03/05/08	2,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 2.82%, 03/05/08	11,500
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 2.82%, 03/05/08	3,800
7,400	Sub Series A-2, GO., VRDO, LOC: Bank of America N.A., 2.85%, 03/05/08	7,400
4,600	Sub Series A-3, GO, VRDO, LOC: BNP Paribas, 2.82%, 03/05/08	4,600
6,500	Sub Series A-4, GO, VRDO, LOC: Bank of Nova Scotia, 2.85%, 03/05/08	6,500
2,700	Sub Series A-6, GO, VRDO, LOC: Helaba Trust GmbH, 2.85%, 03/05/08	2,700
7,550	Sub Series A-6, GO, VRDO, LOC: Landesbank Baden, 2.88%, 03/05/08	7,550
3,550	Sub Series C-2, GO, VRDO, LOC: Bayerische Landesbank, 2.82%, 03/05/08	3,550
16,000	Sub Series C-3, GO, VRDO, LOC: BNP Paribas, 3.00%, 03/05/08	16,000
1,600	Sub Series C-4, GO, VRDO, LOC: BNP Paribas, 2.85%, 03/05/08	1,600
795	Sub Series C-5, GO, VRDO, LOC: Bank of New York, 2.88%, 03/05/08	795
2,000	Sub Series F-3, GO, VRDO, LOC: Royal Bank of Scotland, 2.94%, 03/06/08	2,000
4,000	Sub Series G-2, GO, VRDO, LOC: Bank of Nova Scotia, 2.85%, 03/05/08	4,000
3,145	Sub Series H-2, GO, VRDO, LOC: Bank of Nova Scotia, 2.85%, 03/05/08	3,145
12,850	Sub Series H-3, GO, VRDO, LOC: Bank of New York, 3.00%, 03/05/08	12,850
	New York City Capital Resources Corp., Loan Enhanced Assistance,
700	Series B, Rev., VRDO, LOC: Bank of America N.A., 2.90%, 03/03/08	700
6,000	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 2.90%, 03/03/08	6,000
6,900	New York City Housing Development Corp., Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.15%, 03/05/08	6,900
200	New York City Housing Development Corp., Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.15%, 03/05/08	200
5,700	New York City Housing Development Corp., Carnegie Park, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/05/08	5,700
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, LIQ: FNMA, 3.10%, 03/05/08	3,400
5,000	New York City Housing Development Corp., Multi-Family Housing, 201 Pearl Street Development, Series A, Rev., VRDO, LIQ: FNMA, 2.82%, 03/05/08	5,000
3,600	New York City Housing Development Corp., Multi-Family Housing, Brookhaven Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 2.97%, 03/05/08	3,600
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/05/08	3,200
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.10%, 03/05/08	200
835	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 2.89%, 03/05/08	835
1,900	New York City Housing Development Corp., Multi-Family Housing, Mortgage-55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 2.87%, 03/05/08	1,900
2,500	New York City Housing Development Corp., Multi-Family Housing, Mortgage-Ogden Ave. Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/05/08	2,500
2,215	New York City Housing Development Corp., Multi-Family Housing, Mortgage-Parkview Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 2.90%, 03/05/08	2,215
8,620	New York City Housing Development Corp., Multi-Family Housing, Mortgage-Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 2.97%, 03/05/08	8,620
7,500	New York City Housing Development Corp., Multi-Family Housing, Mortgage Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 2.97%, 03/05/08	7,500
4,900	New York City Housing Development Corp, Multi-Family Housing, Progress of Peoples Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/05/08	4,900
5,000	New York City Housing Development Corp., Multi-Family Housing, Susan’s Court, Series A, Rev., VRDO, LOC: Citibank N.A., 3.10%, 03/05/08	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
8,750	New York City Housing Development Corp., Multi-Family Housing, The Dorado Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 3.10%, 03/05/08	8,750
3,300	New York City Housing Development Corp., Multi-Family Housing, West 43rd Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 3.10%, 03/05/08	3,300
4,470	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 2.95%, 03/05/08	4,470
4,900	New York City Housing Development Corp., Multi-Family Housing, White Plains Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/05/08	4,900
300	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., AMT, VRDO, FNMA, LIQ: FNMA, 2.95%, 03/07/08	300
3,750	New York City Housing Finance Agency, Chelsea Arms, Series A, Rev, VRDO, LIQ: FNMA, 2.82%, 03/05/08	3,750
2,000	New York City Industrial Development Agency, Abraham Joshua Heschel Project, Rev., VRDO, LOC: Allied Irish Bank plc, 3.02%, 03/06/08	2,000
3,015	New York City Industrial Development Agency, Allen Steveson School, Rev., VRDO, LOC: Allied Irish Bank plc, 3.19%, 03/06/08	3,015
850	New York City Industrial Development Agency, American Society Technion Project, Rev., VRDO, LIQ: Allied Irish Bank plc, 2.89%, 03/05/08	850
2,585	New York City Industrial Development Agency, Brooklyn United Methodist Project, Rev., VRDO, LOC: Bank of New York, 2.85%, 03/03/08	2,585
12,750	New York City Industrial Development Agency, Civic Facilities, Columbia Grammar & Prep School, Rev., VRDO, LOC: Allied Irish Bank plc, 3.19%, 03/06/08	12,750
9,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 2.97%, 03/03/08	9,000
2,905	New York City Industrial Development Agency, Hewitt School Project, Rev., VRDO, LOC: Allied Irish Bank plc, 3.19%, 03/06/08	2,905
9,400	New York City Industrial Development Agency, Korean Air Lines Co., Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 2.98%, 03/05/08	9,400
15,000	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series A, Rev., VRDO, LOC: Bank of America N.A., 2.90%, 03/05/08	15,000
25,800	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 2.85%, 03/06/08	25,800
580	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 2.75%, 03/05/08	580
4,800	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 2.98%, 03/06/08	4,800
735	New York City Industrial Development Agency, Plaza Packaging Project, Rev., VRDO, LOC: Bank of New York, 3.00%, 03/03/08	735
	New York City Municipal Water Finance Authority,
2,282	Series 1694, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	2,282
6,495	Series PA-900, Rev., VRDO, 3.26%, 03/07/08	6,495
2,900	Series PA-1076, Rev., VRDO, 3.26%, 03/07/08	2,900
17,955	Series ROCS-RR-II-R-385, Rev., VRDO, MBIA, LIQ: Citibank N.A., 3.48%, 03/06/08	17,955
5,900	Sub Series C-2, Rev., VRDO, 2.80%, 03/06/08	5,900
6,700	Sub Series F-1, Rev., VRDO, 3.00%, 03/07/08	6,700
9,800	New York City Municipal Water Finance Authority, MERLOTS, Series D-28, Rev., VRDO, MBIA, 3.90%, 03/05/08	9,800
	New York City Transitional Finance Authority,
4,870	Series ROCS-RR-II-R-4052, Rev., VRDO, LIQ: Citigroup Financial Products, 3.18%, 03/06/08	4,870
5,135	Series ROCS-RR-II-4556, Rev, VRDO, MBIA, LIQ: Citigroup Financial Products, 3.48%, 03/06/08	5,135
5,415	Series ROCS-RR-II-R-10088, Rev., VRDO, LIQ: Citibank N.A., 3.18%, 03/06/08	5,415
8,670	Sub Series 2-B, Rev., VRDO, LIQ: Dexia Credit Local, 3.22%, 03/05/08	8,670
9,020	Sub Series 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 3.05%, 03/05/08	9,020
2,450	Sub Series 2-E, Rev., VRDO, 2.55%, 03/07/08	2,450
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VRDO, 2.82%, 03/05/08	600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	New York City Transitional Finance Authority, New York City Recovery,
2,600	Sub Series 3-C, Rev., VRDO, 2.55%, 03/07/08	2,600
4,500	Sub Series 3-D, Rev., VRDO, 2.55%, 03/07/08	4,500
1,600	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 2.89%, 03/05/08	1,600
	New York Local Government Assistance Corp.,
1,150	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.00%, 03/03/08	1,150
4,200	Series D, Rev., VRDO, LOC: Societe Generale, 2.80%, 03/03/08	4,200
8,150	Series F, Rev., VRDO, LOC: Societe Generale, 2.86%, 03/03/08	8,150
8,700	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 2.88%, 03/03/08	8,700
120	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, MBIA-IBC, 3.19%, 03/07/08	120
13,150	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VRDO, FSA, 3.00%, 03/03/08	13,150
	New York Mortgage Agency, Homeowner Mortgage,
7,450	Series 122, Rev., AMT, VRDO, 2.95%, 03/05/08	7,450
2,300	Series 125, Rev., AMT, VRDO, 3.32%, 03/05/08	2,300
4,800	Series 129, Rev., AMT, VRDO, LIQ: Dexia Credit Local, 2.97%, 03/05/08	4,800
14,000	New York State, Series A, GO, VRDO, LOC: Dexia Credit Local, 3.20%, 05/15/08	14,000
	New York State Dormitory Authority,
7,083	Series 1158, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/08	7,083
5,533	Series 1322, Rev., VRDO, FHA, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/08	5,533
2,670	Series PA-419, Rev., VRDO, MBIA, 3.17%, 03/03/08 (e)	2,670
3,545	Series PA-449, Rev., VRDO, FSA, 4.50%, 03/07/08	3,545
5,610	Series PT-1447, Rev., VRDO, MBIA, 4.50%, 03/07/08	5,610
10,785	Series PT-1621, Rev., VRDO, MBIA, 4.48%, 03/07/08	10,785
7,880	Series PT-2240, Rev., VRDO, FSA-CR, 3.26%, 03/07/08	7,880
	New York State Dormitory Authority, Mental Health Services,
9,540	Series F-2C, Rev., VRDO, FSA, 3.22%, 03/03/08	9,540
400	Sub Series D-2E, Rev., VRDO, 3.08%, 03/03/08	400
4,000	Sub Series D-2G, Rev., VRDO, 3.08%, 03/03/08	4,000
1,600	Sub Series D-2H, Rev., VRDO, 3.08%, 03/03/08	1,600
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 2.75%, 03/05/08	5,805
7,000	New York State Dormitory Authority, Rockefeller University, Series A, Rev, VRDO, 3.00%, 03/06/08	7,000
	New York State Energy Research & Development Authority,
5,100	Series C-1, Rev., VRDO, LOC: Citibank N.A., 2.97%, 03/05/08	5,100
575	Series C-2, Rev., VRDO, LOC: Citibank N.A., 3.10%, 03/05/08	575
10,450	New York State Energy Research & Development Authority, PCR, Series PA-450, Rev., VRDO, AMBAC, 4.50%, 03/07/08	10,450
	New York State Environmental Facilities Corp.,
11,600	Series ROCS-RR-II-R-10070, Rev., VRDO, FSA, LIQ: Citibank N.A., 3.26%, 03/06/08	11,600
8,280	Series ROCS-RR-II-R-10120, Rev., VRDO, FSA, LIQ: Citibank N.A., 3.26%, 03/06/08	8,280
13,244	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	13,244
	New York State Housing Finance Agency,
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.90%, 03/05/08	2,000
1,300	Series C, Rev., VRDO, LOC: Dexia Credit Local, 2.82%, 03/05/08	1,300
750	Series D, Rev., VRDO, LOC: State Street Bank & Trust Co., 2.82%, 03/05/08	750
15,000	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.19%, 03/05/08	15,000
1,300	New York State Housing Finance Agency, 10 Liberty Street, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.85%, 03/05/08	1,300
	New York State Housing Finance Agency, 101 West End,
8,600	Rev., VRDO, FNMA, LIQ: FNMA, 2.98%, 03/05/08	8,600
1,150	Series 883, Rev., VRDO, FNMA, LIQ: FNMA, 2.98%, 03/05/08	1,150
10,000	New York State Housing Finance Agency, 125 West 31st Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/05/08	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
7,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, LIQ: FNMA, 2.98%, 03/03/08	7,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 3.10%, 03/05/08	2,000
5,000	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 2.97%, 03/05/08	5,000
13,100	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.97%, 03/03/08	13,100
6,800	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.15%, 03/05/08	6,800
11,050	New York State Housing Finance Agency, 360 West 43rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/03/08	11,050
10,000	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.17%, 03/05/08	10,000
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/05/08	4,400
17,100	New York State Housing Finance Agency, East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	17,100
1,150	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/03/08	1,150
8,700	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Bank of New York, 2.91%, 03/05/08	8,700
2,400	New York State Housing Finance Agency, Kew Gardens Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	2,400
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	6,800
16,900	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	16,900
4,600	New York State Housing Finance Agency, Multi-Family Housing Secured Mortgage, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.10%, 03/05/08	4,600
3,300	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 2.90%, 03/05/08	3,300
5,070	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.25%, 03/05/08	5,070
6,300	New York State Housing Finance Agency, Service Contract, Series E, Rev., VRDO, LOC: BNP Paribas, 2.82%, 03/05/08	6,300
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, LOC: FNMA, 3.03%, 03/05/08	3,820
13,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.90%, 03/03/08	13,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., AMT, VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	3,400
9,350	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	9,350
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.90%, 03/05/08	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	6,700
8,800	New York State Housing Finance Agency, West 23rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.98%, 03/03/08	8,800
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.15%, 03/03/08	7,700
4,500	New York State Housing Finance Agency, West 38th Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.98%, 03/03/08	4,500
5,700	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/03/08	5,700
4,175	New York State Thruway Authority, Series 1194, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/08	4,175
	New York State Thruway Authority, Merlots
4,935	Series D-15, Rev., VRDO, AMBAC, 3.50%, 03/05/08	4,935

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
2,500	Series D-22, Rev., VRDO, 3.50%, 03/05/08	2,500
	New York State Urban Development Corp.,
4,800	Series ROCS-RR-II-R-10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 3.23%, 03/06/08	4,800
6,518	Series 1703, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	6,518
2,770	Oneida County Industrial Development Agency, Rev., VRDO, LOC: NBT Bank N.A., 3.00%, 03/06/08	2,770
6,820	Oneida County Industrial Development Agency, Industrial Development Champion Home, Rev., VRDO, LOC: Credit Suisse First Boston, 3.06%, 03/06/08	6,820
1,675	Oneida County Industrial Development Agency, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 3.00%, 03/06/08	1,675
4,335	Onondaga County Industrial Development Agency, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 3.00%, 03/05/08	4,335
1,300	Onondaga County Industrial Development Agency, Refunding, Solvay Paperboard Project, Rev., VRDO, LOC: Citibank N.A., 2.95%, 03/06/08	1,300
3,800	Onondaga County Industrial Development Agency, Solvay Paperboard Project, Series A, Rev., VRDO, LOC: Citibank N.A., 2.95%, 03/06/08	3,800
3,340	Ontario County Industrial Development Agency, Friends Finger Lakes, Series A, Rev., VRDO, LOC: Citizens Bank N.A., 3.19%, 03/06/08	3,340
	Port Authority of New York & New Jersey,
13,090	Rev., VRDO, 2.53%, 03/03/08 (i)	13,090
1,600	Series 1928, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	1,600
3,410	Port Chester Industrial Development Agency, 40 Pearl Street, Rev., VRDO, LOC: Bank of New York, 2.90%, 03/06/08	3,410
	Puttable Floating Option Tax-Exempt Receipts,
10,970	Series PT-4008, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 3.17%, 03/07/08	10,970
8,345	Series PT-4291, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 5.36%, 03/07/08	8,345
3,990	Rockland County Industrial Development Authority, Rev., VRDO, LOC: Bank of New York, 2.85%, 03/05/08	3,990
885	Rockland County Industrial Development Authority, Shock Tech, Inc. Project, Rev., VRDO, LOC: Bank of New York, 3.00%, 03/05/08	885
6,010	Suffolk County Industrial Development Agency, Guide Dog Foundation, Inc., Rev., VRDO, LOC: Bank of New York, 2.85%, 03/06/08	6,010
	Tobacco Settlement Financing Authority,
10,270	Series ROCS-RR-II-R-1066, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 3.22%, 03/06/08	10,270
7,495	Series 2003, Rev., TOCS, VRDO, 3.24%, 03/06/08	7,495
11,825	Series PT-1987, Rev., VRDO, AMBAC, 3.19%, 03/07/08	11,825
	Triborough Bridge & Tunnel Authority,
4,045	Series B, Rev., VRDO, 2.92%, 03/05/08	4,045
4,995	Series PA-665, Rev., 3.26%, 03/03/08	4,995
7,675	Series PA-1080, Rev., VRDO, 3.26%, 03/07/08	7,675
360	Series PA-1090, Rev., VRDO, MBIA-IBC, 3.26%, 03/07/08	360
700	Sub Series 4, Rev., VRDO, 2.85%, 03/06/08	700
14,845	Sub Series B-3, Rev., VRDO, 2.94%, 03/06/08	14,845
6,750	Sub Series CD-RMK, Rev., VRDO, FSA, 2.87%, 03/05/08	6,750
4,235	Ulster County Industrial Development Agency, Hunter Panels LLC Project, Series A, Rev., VRDO, LOC: Credit Lyonnaise, 3.00%, 03/05/08	4,235
	Westchester County Industrial Development Agency, Banksville Independent Fire Co.,
9,967	Series 2007-103G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 3.24%, 03/06/08	9,967
900	Series B, Rev., VRDO, LOC: Bank of New York, 2.90%, 03/06/08	900
4,270	Westchester County Industrial Development Agency, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 2.85%, 03/06/08	4,270
4,580	Westchester County Industrial Development Agency, Panorama Flight Service, Inc. Project, Rev., VRDO, LOC: Bank of New York, 2.90%, 03/05/08	4,580
2,520	Westchester County Industrial Development Agency, The Masters School, Rev., VRDO, LOC: Allied Irish Bank plc, 3.19%, 03/06/08	2,520

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
2,825	Westchester County Industrial Development Agency, Westhab Community Facilities, Series B, Rev., VRDO, LOC: Bank of New York, 2.90%, 03/06/08	2,825
4,035	Westchester County Industrial Development Agency, Young Women’s Christian Association, Rev., VRDO, LOC: Bank of New York, 2.85%, 03/06/08	4,035
2,570	Yonkers Industrial Development Agency, Ashburn Ave LLC, Series 104, Rev., VRDO, LOC: Keybank N.A., 2.90%, 03/03/08	2,570
		1,309,835
	Puerto Rico — 2.4%
18,480	DFA Municipal Trust, Series 03, Rev., VRDO, FSA, LIQ: Depfa Bank plc, 3.21%, 03/06/08	18,480
7,800	Municipal Securities Trust Certificates, Series 2000-107, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets (y), 4.00%, 03/06/08	7,800
19,700	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.25%, 03/06/08	19,700
		45,980
	Total Weekly Demand Notes (Cost $1,355,815)	1,355,815
	Total Investments — 99.6% (Cost $1,937,583)*	1,937,583
	Other Assets in Excess of Liabilities — 0.4%	8,087
	NET ASSETS — 100.0%	$1,945,670

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 6.8% (n)
	Ohio — 6.8%
4,000	Cuyahoga County, Cleveland Clinic, LIQ: Bank of America N.A., 3.15%, 03/05/08	4,000
1,500	State of Ohio Water Development Authority, Freshwater, LIQ: State Street Bank & Trust Co./CalSTRS, 2.70%, 03/12/08	1,500
	Total Commercial Paper (Cost $5,500)	5,500
Daily Demand Notes — 17.3%
	Ohio — 17.3%
750	Lehman Municipal Trust Receipts, Series F22W, Rev., VRDO, Lehman Brothers, LIQ: Lehman Brothers Special Financing, 4.27%, 03/03/08	750
400	Ohio Air Quality Development Authority, Pollution Control, Ohio Edison Co. Project, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 4.00%, 03/03/08	400
4,680	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 3.65%, 03/03/08	4,680
4,760	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 3.65%, 03/03/08	4,760
1,570	State of Ohio, Solid Waste, BP Products North America, Series 2002B-BP, Rev., VRDO, 3.65%, 03/03/08	1,570
1,885	State of Ohio Water Development Authority, Ohio Edison Co. Project, Series PJ-B, Rev., VRDO, LOC: Wachovia Bank N.A., 3.65%, 03/03/08	1,885
	Total Daily Demand Notes (Cost $14,045)	14,045
Municipal Notes & Bonds — 6.4%
	Ohio — 6.4%
2,550	City of Mason, BAN, GO, 3.00%, 03/12/09 (w)	2,569
2,600	City of Mason, Golf Course Acquisition, BAN, GO, 4.25%, 03/13/08	2,600
	Total Municipal Notes & Bonds (Cost $5,169)	5,169
Weekly Demand Notes — 72.1%
	Ohio — 69.9%
2,000	ABN AMRO Munitops Certificate Trust, Series 2006-4, GO, VRDO, FSA, 3.19%, 03/06/08 (e)(m)	2,000
2,700	ABN AMRO Munitops Certificate Trust, Single Asset Trust, Series 2001-3, VRDO, MBIA, 3.51%, 03/06/08 (m)	2,700
883	Cincinnati City School District, Series 1511, GO, VRDO, FGIC, LIQ: Rabobank Nederland, 3.20%, 03/04/08	883
500	City of Lyndhurst, EDR, Hawken Schools, Series 2002, VRDO, LOC: National City Bank, 3.12%, 03/06/08	500
2,000	City of Wooster, IDR, Allen Group, Inc., Series 1985, Rev., VRDO, LOC: Wachovia Bank N.A., 3.40%, 03/04/08	2,000
2,505	Clipper Tax-Exempt Certificate Trust, Series 2007-21, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.46%, 03/06/08	2,505
1,990	Columbus Regional Airport Authority, Series MT-242, Rev., VRDO, 5.36%, 03/07/08	1,990
1,900	Cuyahoga County, EDR, Gilmore Academy Project, Rev., VRDO, LOC: Fifth Third Bank, 3.22%, 03/04/08	1,900
2,200	Cuyahoga County, Health Care Facilities, Jennings Center Older Project, Rev., VRDO, LOC: Fifth Third Bank, 3.11%, 03/04/08	2,200
800	Franklin County, Health Care Facilities, Presbyterian, Series 2002-B, Rev, VRDO, LOC: National City Bank, 3.08%, 03/06/08	800
1,630	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 3.10%, 03/06/08	1,630
3,975	Hamilton County, Ohio Sales Tax, Series 356, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08	3,975
1,040	Huron County, EDR, Norwalk Furniture Project, Rev., VRDO, LOC: Comerica Bank, 3.31%, 03/06/08	1,040
720	Lake County, Pressure Technology, Inc., Series 2002, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 3.50%, 03/06/08	720
310	Mahoning County, Forum Health Obligation Group, Series B, Rev., VRDO, LOC: Fifth Third Bank, 3.08%, 03/06/08	310
3,000	Middletown Hospital Facilities, Series MT-239, Rev., VRDO, GTY: Merrill Lynch & Co., LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 5.26%, 03/07/08	3,000
925	Montgomery County, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 3.10%, 03/04/08	925
3,575	Montgomery County, Hospital Improvement, Kettering Health, Series A, Rev., VRDO, FSA, 3.14%, 03/04/08	3,575
	Ohio Housing Finance Agency, Merlots,
965	Series A34, Rev., VRDO, LIQ: Wachovia Bank N.A., 3.40%, 03/05/08	965
1,255	Series A78, Rev., VRDO, GNMA COLL, LIQ: Wachovia Bank N.A., 3.40%, 03/05/08	1,255

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
	Ohio Housing Finance Agency, Residential Mortgage Backed,
2,500	Series B, Rev., VRDO, AMT, LIQ: Citibank N.A., 3.05%, 03/04/08	2,500
2,075	Series F, Rev., VRDO, AMT, GNMA/FNMA, 2.91%, 03/04/08	2,075
1,200	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 2.87%, 03/04/08	1,200
890	Ohio State Department of Administrative Services, Series 2856, COP, VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 3.26%, 03/07/08	890
	Ohio State Water Development Authority, FirstEnergy Project,
3,040	Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 3.20%, 03/03/08	3,040
2,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 2.97%, 03/05/08	2,000
1,165	Ohio State Water Development Authority, Pure Water, Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 3.15%, 03/06/08	1,165
2,640	State of Ohio, Series RR-II-R-6075, GO, VRDO, LIQ: Citigroup Financial Products, 3.19%, 03/06/08	2,640
825	State of Ohio, Higher Educational Facilities, Case Western University, Series A, Rev., VRDO, 3.00%, 03/03/08	825
2,780	Tuscarawas County, Hospital Facilities, Series MT-103, Rev., VRDO, LOC: Lloyds TSB Bank plc, 3.26%, 03/07/08	2,780
1,775	Warren County, Ralph J. Stolle Countryside, Series 1985, Rev., VRDO, LOC: Fifth Third Bank, 3.22%, 03/07/08	1,775
862	Warren County Health Care Facilities, Otterbein Homes Project, Series B, Rev., VRDO, LOC: Fifth Third Bank, 3.31%, 03/06/08	862
		56,625
	Puerto Rico — 2.2%
1,770	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.25%, 03/06/08	1,770
	Total Weekly Demand Notes (Cost $58,395)	58,395
	Total Investments — 102.6% (Cost $83,109)*	83,109
	Liabilities in Excess of Other Assets — (2.6)%	(2,090)
	NET ASSETS — 100.0%	$81,019

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

ABBREVIATIONS AND DEFINITIONS:

*—	The cost of securities is substantially the same for federal income tax purposes.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued or delayed-delivery security.

(y)—	Subsequent to February 29, 2008, The Bear Stearns Companies Inc. and its affiliates became affiliated with JPMorgan Chase & Co. (See Note 8)

ACES —	Automatically Convertible Securities

AMBAC —	American Municipal Bond Assurance Corp.

AMT —	Alternative Minimum Tax

BAN —	Bond Anticipation Note

CalSTRS —	California State Teachers Retirement System

CNTY —	County

COLL —	Collateral

COP —	Certificates of Participation

CR —	Custodial Receipts

CTFS—	Certificates

DATES —	Daily Adjustable Tax-Exempt Securities

EAGLE —	Earnings of accrual generated on local tax-exempt securities

EDC —	Economic Development Corporation

EDR —	Economic Development Revenue

FGIC —	Financial Guaranty Insurance Co.

FHA —	Federal Housing Administration

FHLB —	Federal Home Loan Bank

FHLMC —	Federal Home Loan Mortgage Corporation

FNMA —	Federal National Mortgage Association

FSA —	Financial Security Assurance

GNMA —	Government National Mortgage Association

GO —	General Obligation

GTD —	Guaranteed

GTY —	Guaranty

IBC —	Insured Bond Certificates

IDA —	Industrial Development Authority

IDR —	Industrial Development Revenue

LIQ —	Liquidity Agreement

LOC —	Letter of Credit

MBIA —	Municipal Bond Insurance Association

MERLOTS —	Municipal Exempt Receipts Liquidity Optional Tender

PCR —	Pollution Control Revenue

Q-SBLF —	Qualified School Board Loan Fund

RAN —	Revenue Anticipation Note

Rev.—	Revenue Bond

SO —	Special Obligation

TAN —	Tax Anticipation Note

TCRS —	Transferable Custodial Receipts

TICS —	Tenants in Common

TOCS —	Tender Options Certificates

TRAN —	Tax & Revenue Anticipation Note

VRDO —	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 29, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008
(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments at value	$987,491	$133,678		$1,937,583	$83,109
Cash	26	43		39	36
Receivables:
Investment securities sold	4,515	—		—	—
Fund shares sold	—	—		356	—
Interest and dividends	4,646	650		9,572	530
Prepaid expenses and other assets	—	—	(a)	—	—	(a)
Total Assets	996,678	134,371		1,947,550	83,675

LIABILITIES:
Payables:
Dividends	158	7		600	—	(a)
Investment securities purchased	—	1,963		—	2,569
Accrued liabilities:
Investment advisory fees	66	8		121	5
Administration fees	49	4		97	3
Shareholder servicing fees	204	21		477	10
Distribution fees	409	7		325	13
Custodian and accounting fees	17	4		39	6
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	49	—	(a)
Other	122	52		172	50
Total Liabilities	1,028	2,066		1,880	2,656
Net Assets	$995,650	$132,305		$1,945,670	$81,019

NET ASSETS:
Paid in capital	$995,257	$132,276		$1,944,441	$80,964
Accumulated undistributed (distributions in excess of) net investment income	392	29		1,229	54
Accumulated net realized gains (losses)	1	—		—	1
Total Net Assets	$995,650	$132,305		$1,945,670	$81,019
Net Assets:
Morgan	$183,015	$37,673		$1,214,148	$25,619
Premier	—	71,758		—	626
Reserve	—	22,874		410,594	54,774
E*Trade	812,635	—		320,928	—
Total	$995,650	$132,305		$1,945,670	$81,019
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	182,981	37,667		1,213,258	25,610
Premier	—	71,736		—	625
Reserve	—	22,884		410,446	54,706
E*Trade	812,288	—		320,815	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00		$1.00	$1.00

Cost of investments	$987,491	$133,678		$1,937,583	$83,109

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   27

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2008
(Amounts in thousands)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$37,876	$6,254		$70,199	$3,842

EXPENSES:
Investment advisory fees	872	139		1,613	87
Administration fees	826	134		1,528	83
Distribution fees:
Morgan	146	41		1,195	27
Reserve	—	54		1,024	158
E*Trade	5,666	—		2,469	—
Shareholder servicing fees:
Morgan	511	144		4,182	93
Premier	—	334		—	55
Reserve	—	64		1,228	190
E*Trade	2,833	—		1,235	—
Custodian and accounting fees	48	21		69	19
Interest expense	3	—	(a)	8	1
Professional fees	62	53		74	56
Trustees’ and Chief Compliance Officer’s fees	12	2		28	1
Printing and mailing costs	172	33		125	16
Registration and filing fees	30	27		11	18
Transfer agent fees	18	19		167	22
Other	5	14		16	10
Total expenses	11,204	1,079		14,972	836
Less amounts waived	(940)	(182)		(921)	(153)
Less earnings credits	(14)	(2)		(11)	—	(a)
Less expense reimbursements for legal matters	—	—	(a)	—	—	(a)
Net expenses	10,250	895		14,040	683
Net investment income (loss)	27,626	5,359		56,159	3,159

REALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from investments	301	7		418	1
Payment by affiliate (See Note 3)	—	6		—	7
Net realized gain (loss)	301	13		418	8
Change in net assets resulting from operations	$27,927	$5,372		$56,577	$3,167

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,626	$17,089	$5,359	$7,041
Net realized gain (loss)	301	120	13	14
Change in net assets resulting from operations	27,927	17,209	5,372	7,055

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(4,126)	(1,861)	(1,231)	(1,574)
Premier
From net investment income	—	—	(3,520)	(4,911)
Reserve
From net investment income	—	—	(608)	(557)
E*Trade
From net investment income	(23,500)	(15,233)	—	—
Total distributions to shareholders	(27,626)	(17,094)	(5,359)	(7,042)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(44,536)	924,534	(135,253)	81,122

NET ASSETS
Change in net assets	(44,235)	924,649	(135,240)	81,135
Beginning of period	1,039,885	115,236	267,545	186,410
End of period	$995,650	$1,039,885	$132,305	$267,545
Accumulated undistributed (distributions in excess of) net investment income	$392	$97	$29	$16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$56,159	$46,739	$3,159	$4,029
Net realized gain (loss)	418	179	8	14
Change in net assets resulting from operations	56,577	46,918	3,167	4,043

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(34,435)	(33,926)	(784)	(775)
From net realized gains	—	—	— (a)	—
Premier
From net investment income	—	—	(603)	(1,286)
From net realized gains	—	—	— (a)	—
Reserve
From net investment income	(11,383)	(5,422)	(1,782)	(1,969)
From net realized gains	—	—	(1)	—
E*Trade
From net investment income	(10,349)	(7,389)	—	—
Total distributions to shareholders	(56,167)	(46,737)	(3,170)	(4,030)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	116,929	469,842	(55,238)	(8,336)

NET ASSETS
Change in net assets	117,339	470,023	(55,241)	(8,323)
Beginning of period	1,828,331	1,358,308	136,260	144,583
End of period	$1,945,670	$1,828,331	$81,019	$136,260
Accumulated undistributed (distributions in excess of) net investment income	$1,229	$665	$54	$58

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$845,515	$401,208	$114,049	$190,820
Dividends and distributions reinvested	1,796	842	1,218	1,559
Cost of shares redeemed	(755,395)	(356,040)	(138,542)	(163,017)
Change in net assets from Morgan capital transactions	$91,916	$46,010	$(23,275)	$29,362
Premier
Proceeds from shares issued	$—	$—	$207,013	$263,823
Dividends and distributions reinvested	—	—	2,000	1,338
Cost of shares redeemed	—	—	(314,960)	(223,168)
Change in net assets from Premier capital transactions	$—	$—	$(105,947)	$41,993
Reserve
Proceeds from shares issued	$—	$—	$113,660	$120,508
Dividends and distributions reinvested	—	—	608	556
Cost of shares redeemed	—	—	(120,299)	(111,297)
Change in net assets from Reserve capital transactions	$—	$—	$(6,031)	$9,767
E*Trade
Proceeds from shares issued	$507,508	$1,087,309	$—	$—
Dividends and distributions reinvested	23,500	15,233	—	—
Cost of shares redeemed	(667,460)	(224,018)	—	—
Change in net assets from E*Trade capital transactions	$(136,452)	$878,524	$—	$—

Total change in net assets from capital transactions	$(44,536)	$924,534	$(135,253)	$81,122

SHARE TRANSACTIONS:
Morgan
Issued	845,515	401,208	114,049	190,820
Reinvested	1,796	842	1,218	1,559
Redeemed	(755,395)	(356,040)	(138,542)	(163,017)
Change in Morgan Shares	91,916	46,010	(23,275)	29,362
Premier
Issued	—	—	207,013	263,823
Reinvested	—	—	2,000	1,338
Redeemed	—	—	(314,960)	(223,168)
Change in Premier Shares	—	—	(105,947)	41,993
Reserve
Issued	—	—	113,660	120,508
Reinvested	—	—	608	556
Redeemed	—	—	(120,299)	(111,297)
Change in Reserve Shares	—	—	(6,031)	9,767
E*Trade
Issued	507,508	1,087,309	—	—
Reinvested	23,500	15,233	—	—
Redeemed	(667,460)	(224,018)	—	—
Change in E*Trade Shares	(136,452)	878,524	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$4,641,354	$6,098,286	$71,655	$142,217
Dividends and distributions reinvested	29,817	27,598	782	775
Cost of shares redeemed	(4,661,282)	(6,019,950)	(80,236)	(136,114)
Change in net assets from Morgan capital transactions	$9,889	$105,934	$(7,799)	$6,878
Premier
Proceeds from shares issued	$—	$—	$70,350	$105,619
Dividends and distributions reinvested	—	—	113	24
Cost of shares redeemed	—	—	(102,823)	(111,422)
Change in net assets from Premier capital transactions	$—	$—	$(32,360)	$(5,779)
Reserve
Proceeds from shares issued	$95,423,503	$23,430,950	$217,306	$258,927
Dividends and distributions reinvested	767	2,531	1,783	1,970
Cost of shares redeemed	(95,208,394)	(23,416,906)	(234,168)	(270,332)
Change in net assets from Reserve capital transactions	$215,876	$16,575	$(15,079)	$(9,435)
E*Trade
Proceeds from shares issued	$326,590	$486,070	$—	$—
Dividends and distributions reinvested	10,349	7,389	—	—
Cost of shares redeemed	(445,775)	(146,126)	—	—
Change in net assets from E*Trade capital transactions	$(108,836)	$347,333	$—	$—

Total change in net assets from capital transactions	$116,929	$469,842	$(55,238)	$(8,336)

SHARE TRANSACTIONS:
Morgan
Issued	4,641,354	6,098,286	71,649	142,217
Reinvested	29,817	27,598	782	775
Redeemed	(4,661,282)	(6,019,950)	(80,236)	(136,114)
Change in Morgan Shares	9,889	105,934	(7,805)	6,878
Premier
Issued	—	—	70,350	105,619
Reinvested	—	—	113	24
Redeemed	—	—	(102,800)	(111,422)
Change in Premier Shares	—	—	(32,337)	(5,779)
Reserve
Issued	95,423,503	23,430,950	217,289	258,927
Reinvested	767	2,531	1,783	1,970
Redeemed	(95,208,394)	(23,416,906)	(234,168)	(270,332)
Change in Reserve Shares	215,876	16,575	(15,096)	(9,435)
E*Trade
Issued	326,590	486,070	—	—
Reinvested	10,349	7,389	—	—
Redeemed	(445,775)	(146,126)	—	—
Change in E*Trade Shares	(108,836)	347,333	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains
California Municipal Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03		$—	(g)	$0.03		$(0.03)	$—
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—

Michigan Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)	—
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	—

New York Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—

Ohio Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03	(i)	—	(g)	0.03		(0.03)	—	(g)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)	—
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Total distributions		Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$ (0.03)		$1.00	2.96%		$183,015	0.55%	2.83%	0.64%
(0.03)		1.00	2.99		91,046	0.55	2.96	0.65
(0.01)		1.00	1.16		45,020	0.55	2.28	0.68
(0.02)		1.00	1.47		217,166	0.55	1.49	0.70
(0.01)		1.00	0.51		154,326	0.55	0.51	0.80
(0.01)		1.00	0.72		149,147	0.55	0.72	0.73

(0.03)		1.00	3.00	(h)	37,673	0.59	3.00	0.71
(0.03)		1.00	3.02		60,944	0.59	3.00	0.67
(0.01)		1.00	1.47		31,580	0.59	2.27	0.69
(0.01)		1.00	0.64		7,803	0.59	1.81	0.70

(0.03)		1.00	2.93		1,214,148	0.59	2.89	0.63
(0.03)		1.00	2.97		1,204,017	0.59	2.93	0.65
(0.01)		1.00	1.14		1,097,957	0.59	2.27	0.64
(0.02)		1.00	1.42		1,485,743	0.59	1.40	0.67
—	(g)	1.00	0.48		1,540,274	0.59	0.48	0.70
(0.01)		1.00	0.72		1,662,000	0.59	0.72	0.69

(0.03)		1.00	2.98	(h)	25,619	0.59	2.94	0.74
(0.03)		1.00	2.99		33,418	0.59	2.95	0.70
(0.01)		1.00	1.46		26,537	0.59	2.34	0.72
(0.01)		1.00	0.63		1,891	0.59	1.80	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains
Michigan Municipal Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03		$—	(e)	$0.03	$(0.03)	$—
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03	(0.03)	—
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02	(0.02)	—
Year Ended June 30, 2005	1.00	0.01		—		0.01	(0.01)	—
Year Ended June 30, 2004	1.00	0.01		—		0.01	(0.01)	—
Year Ended June 30, 2003	1.00	0.01		—		0.01	(0.01)	—

Ohio Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03	(g)	—	(e)	0.03	(0.03)	—	(e)
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03	(0.03)	—
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02	(0.02)	—
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01	(0.01)	—
Year Ended June 30, 2004	1.00	0.01		—		0.01	(0.01)	—
Year Ended June 30, 2003	1.00	0.01		—		0.01	(0.01)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursement and earnings credits
$ (0.03)	$1.00	3.14	%(f)	$71,758	0.45%	3.17%	0.55%
(0.03)	1.00	3.17		177,698	0.45	3.13	0.52
(0.02)	1.00	1.57		135,695	0.45	2.34	0.54
(0.01)	1.00	1.32		141,695	0.47	1.37	0.56
(0.01)	1.00	0.56		112,753	0.47	0.56	0.55
(0.01)	1.00	0.87		64,146	0.49	0.88	0.57

(0.03)	1.00	3.12	(f)	626	0.45	3.28	0.57
(0.03)	1.00	3.14		32,989	0.45	3.09	0.55
(0.02)	1.00	1.55		38,765	0.45	2.32	0.57
(0.01)	1.00	1.40		44,469	0.46	1.36	0.52
(0.01)	1.00	0.56		46,968	0.47	0.55	0.50
(0.01)	1.00	0.88		73,757	0.47	0.88	0.50

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains
Michigan Municipal Money Market Fund (d)
Year Ended February 29, 2008	$1.00	$0.03		$—	(g)	$0.03		$(0.03)	$—
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)	—
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	—
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—

New York Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(g)	0.01		(0.01)	—
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)	—
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—

Ohio Municipal Money Market Fund (d)
Year Ended February 29, 2008	1.00	0.03	(i)	—	(g)	0.03		(0.03)	—	(g)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)	—
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Effective February 19, 2005, Class A was renamed Reserve.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	The Fund changed its fiscal year from August 31 to the last day of February.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Total distributions		Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursement and earnings credits
$ (0.03)		$1.00	2.88	%(h)	$22,874	0.70%	2.84%	0.81%
(0.03)		1.00	2.91		28,903	0.70	2.89	0.78
(0.01)		1.00	1.40		19,135	0.70	2.06	0.79
(0.01)		1.00	1.14		41,308	0.72	1.10	0.81
—	(g)	1.00	0.31		53,414	0.73	0.31	0.81
(0.01)		1.00	0.62		77,476	0.74	0.62	0.82

(0.03)		1.00	2.81		410,594	0.70	2.79	0.73
(0.03)		1.00	2.86		194,629	0.70	2.82	0.75
(0.01)		1.00	1.09		178,032	0.70	2.19	0.75
(0.01)		1.00	1.27		157,544	0.74	1.26	0.81
—	(g)	1.00	0.28		154,383	0.79	0.28	0.88
(0.01)		1.00	0.52		175,000	0.79	0.50	0.87

(0.03)		1.00	2.86	(h)	54,774	0.70	2.82	0.85
(0.03)		1.00	2.88		69,853	0.70	2.84	0.80
(0.01)		1.00	1.38		79,281	0.70	2.09	0.82
(0.01)		1.00	1.14		82,741	0.71	1.17	0.77
—	(g)	1.00	0.30		59,971	0.72	0.30	0.75
(0.01)		1.00	0.63		79,911	0.72	0.62	0.75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Year Ended February 29, 2008	$1.00	$0.02		$—	(f)	$0.02		$(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
January 17, 2006 (d) through February 28, 2006 (e)	1.00	—	(f)	—	(f)	—	(f)	— (f)

New York Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
January 17, 2006 (d) through February 28, 2006 (e)	1.00	—	(f)	—	(f)	—	(f)	— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year from August 31 to the last day of February.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursement and earnings credits
$1.00	2.50%	$812,635	1.00%	2.49%	1.09%
1.00	2.53	948,839	1.00	2.53	1.09
1.00	0.25	70,216	1.00	2.10	1.24

1.00	2.50	320,928	1.00	2.52	1.08
1.00	2.55	429,685	1.00	2.56	1.10
1.00	0.24	82,319	1.00	2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
California Municipal Money Market Fund	Morgan and E*Trade	JPM I
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade	JPM I
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of February 29, 2008 (amounts in thousands):

	Market Value	Percentage
New York Municipal Money Market Fund	$13,090	0.7%

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities

42   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
California Municipal Money Market Fund	$—	$295	$(295)
Michigan Municipal Money Market Fund	—	13	(13)
New York Municipal Money Market Fund	—	572	(572)
Ohio Municipal Money Market Fund	—	6	(6)

The reclassifications for the Funds relate primarily to distribution reclassifications.

G. Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P.Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Advisor waived Investment Advisory Fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisors or their affiliates.

As of February 29, 2008, there were no waivers/reimbursements resulting from investments in the money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 29, 2008, the annual effective rate of each Fund’s average daily net assets is 0.08%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Reserve Shares and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Reserve	E*Trade
California Municipal Money Market Fund	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.10	0.25	0.60
Ohio Municipal Money Market Fund	0.10	0.25	n/a

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	0.35	0.30	0.30	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.55%	n/a	n/a	1.00%
Michigan Municipal Money Market Fund	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	0.59	n/a	0.70	1.00
Ohio Municipal Money Market Fund	0.59	0.45	0.70	n/a

The contractual expense limitation agreements were in effect for the year ended February 29, 2008. The expense limitation percentages in the table above are in place until at least June 30, 2008.

For the year ended February 29, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
California Municipal Money Market Fund	$—	$253	$687	$940
Michigan Municipal Money Market Fund	—	55	127	182
New York Municipal Money Market Fund	—	126	795	921
Ohio Municipal Money Market Fund	1	44	108	153

44   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

The Payment by affiliate amount shown in the Statement of Operations represents a payment received by the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended February 29, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P.Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$228	$67	$27,331	$27,626
Michigan Municipal Money Market Fund	12	1	5,346	5,359
New York Municipal Money Market Fund	345	227	55,595	56,167
Ohio Municipal Money Market Fund	8	—	3,162	3,170

The tax character of distributions paid during the fiscal year ended February 28, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$99	$26	$16,969	$17,094
Michigan Municipal Money Market Fund	10	5	7,027	7,042
New York Municipal Money Market Fund	—	—	46,737	46,737
Ohio Municipal Money Market Fund	26	—	4,004	4,030

At February 29, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Tax Exempt Income
California Municipal Money Market Fund	$559
Michigan Municipal Money Market Fund	40
New York Municipal Money Market Fund	1,908
Ohio Municipal Money Market Fund	57

For the Funds, the cumulative timing differences consist of deferred compensation and distributions payable.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

6. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region.

7. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

46   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

8. Subsequent Event

On March 16, 2008, JPMorgan announced that it will acquire The Bear Stearns Companies Inc. (“Bear Stearns”) pending regulatory and shareholder approvals. The transaction is expected to close by the end of the second calendar quarter 2008. In addition, JPMorgan and Bear Stearns entered into a share purchase agreement on March 24, 2008. Pursuant to that share purchase agreement, JPMorgan purchased 95 million newly issued common shares of Bear Stearns’ stock, or 39.5% of the company after issuance, on April 8, 2008.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (hereafter collectively referred to as the “Funds”) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2008

48   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   49

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).
(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

50   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Elizabeth A. Davin (1964),** Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	Prior to February 14, 2008, Ms. Davin was an Assistant Secretary.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2007, and continued to hold your shares at the end of the reporting period, February 29, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,013.50	$2.75	0.55%
Hypothetical	1,000.00	1,022.13	2.77	0.55
E*Trade
Actual	1,000.00	1,011.20	5.00	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,013.70	2.95	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,014.40	2.25	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Reserve
Actual	1,000.00	1,013.10	3.50	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70

52   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio

New York Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,013.30	$2.95	0.59%
Hypothetical	1,000.00	1,021.93	2.97	0.59
Reserve
Actual	1,000.00	1,012.80	3.50	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70
E*Trade
Actual	1,000.00	1,011.20	5.00	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,013.60	2.95	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,014.30	2.25	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Reserve
Actual	1,000.00	1,013.00	3.50	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   53

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 29, 2008:

Exempt Distributions Paid
California Municipal Money Market Fund	100.00%
Michigan Municipal Money Market Fund	100.00
New York Municipal Money Market Fund	100.00
Ohio Municipal Money Market Fund	100.00

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2008 (amounts in thousands):

Qualified Long-Term Capital Gain — 15%
California Municipal Money Market Fund	$67
Michigan Municipal Money Market Fund	1
New York Municipal Money Market Fund	227

54   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to its Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. February 2008.	AN-MMKTST-208

ANNUAL REPORT  FEBRUARY 29, 2008
JPMorgan Funds

Money

Market

Funds

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	78
Financial Highlights	100
Notes to Financial Statements	134
Report of Independent Registered Public Accounting Firm	144
Trustees	145
Officers	147
Schedule of Shareholder Expenses	148
Tax Letter	153

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 10, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Money Market Funds for the 12-month period ended February 29, 2008. Inside, you’ll find in-depth information on certain of the Funds.

“Despite market volatility, disarray in the credit and sub-prime mortgage markets, increased risk aversion and decelerating economic growth, the U.S. taxable bond market significantly outperformed the stock market, with higher-quality bonds leading the way.”

Bonds outpace stocks

Despite market volatility, disarray in the credit and sub-prime mortgage markets, increased risk aversion and decelerating economic growth, the U.S. bond market significantly outperformed the stock market, with higher-quality bonds leading the way. Bonds, as measured by the Lehman Brothers U.S. Aggregate Index, returned 7.30% for the 12-month period, while stocks, as measured by the S&P 500 Index, returned –3.60%.

The risk aversion in U.S. markets was absent from the foreign stage, as emerging-market bonds continued to perform well. In addition, fixed income returns in developed markets offered strong returns in the period. In general, government bond markets continued to make progress due to the weakening outlook for equities in the face of an economic slowdown. Despite the decelerating economy, there was a spike in headline consumer price index inflation data, caused by strong commodity prices (particularly food and oil), which was most notable in the United States and euro zone.

Credit problems build

Problems in the credit markets emerged late in the second calendar quarter of 2007. Spread-sector (non-Treasury segments) yields began increasing due to unease about credit quality in the leveraged and sub-investment-grade mortgage loan markets. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. Liquidity concerns in the markets for non-agency mortgages, high-yield debt and asset-backed securities remained the dominant theme as the period progressed. Given the high degree of uncertainty about exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance as investors were jolted by unfavorable news and strong volatility.

The commercial paper market impacted virtually all sectors of the fixed income markets, especially entities issuing asset-backed commercial paper. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility. In the final months of the period, several financial companies revealed large losses from sub-prime debt exposure, and the credit ratings of several monoline insurers suffered, further depressing market sentiment.

Government responds with rate cuts, stimulus package

In response to credit market and economic growth concerns, the Federal Reserve (Fed) adopted an easing campaign, while the federal government announced a stimulus plan that would send rebate checks to millions of U.S. homes.

The Fed’s actions cut interest rates by 225 basis points (bps) during the period and pushed money market yields lower throughout the year. The fed funds target ended the 12-month period at 3.00%.

The Fed’s rate cuts resulted from a shift in sentiment regarding economic growth and inflation, with the central bank’s latest policy statements indicating a greater concern about a slowing economy than the potential for rising inflation. Previously, the Fed had stated that inflation was the greater threat and the reason it kept the fed funds target unchanged at 5.25% from June 29, 2006, through September 18, 2007.

Treasury yields

As the period progressed, the government segments of the fixed income market provided more stability for investors than the volatile stock market and spread sectors (non-Treasury segments) of the bond market. In particular, investors preferred Treasury securities, which advanced 11.39% for the year, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed income market, while high-yield securities were the worst, as investors scaled back their appetites for risk.

The yield curve steepened on U.S. Treasuries during the year, as the shorter end experienced the greatest decline. For example, the yield on the three-year Treasury dropped from 4.55% to 1.87%, while that on the 30-year Treasury fell from 4.68% to 4.41%. Generally, interest rates and prices had an inverse relationship to one another. As demand for the safety of Treasury securities drove prices higher over the period, yields were pushed lower.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Cash Management and Capital Shares
Net Assets as of 2/29/2008	$100.7 Billion
Average Maturity	48 days
S&P rating *	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	5.0%
2–7 days	25.5
8–30 days	19.4
31–60 days	19.1
61–90 days	15.8
91–180 days	12.4
181+ days	2.8

7-DAY SEC YIELD (1)

Morgan Shares	3.41%
Premier Shares	3.47
Agency Shares	3.66
Class B Shares	2.93
Class C Shares	2.93
Institutional Class Shares	3.73
Reserve Shares	3.21
Cash Management Shares	2.94
Capital Shares	3.77

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 29, 2008.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Cash Management Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.41%, 3.46%, 3.61%, 2.74%, 2.74%, 3,67%, 3.20%, 2.94% and 3.72% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Cash Management Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Investor, Capital and Service Shares
Net Assets as of 2/29/2008	$11.6 Billion
Average Maturity	53 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	6.6%
2–7 days	18.2
8–30 days	24.2
31–60 days	17.1
61–90 days	16.2
91–180 days	14.8
181+ days	2.9

7-DAY SEC YIELD (1)

Morgan Shares	3.26%
Premier Shares	3.41
Agency Shares	3.60
Class B Shares	2.87
Class C Shares	2.87
Institutional Class Shares	3.67
Reserve Shares	3.15
Investor Shares	3.35
Capital Shares	3.71
Service Shares	2.79

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 29, 2008.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.24%, 3.40%, 3.55%, 2.68%, 2.68%, 3.61%, 3.14%, 3.35%, 3.66% and 2.78% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve, Capital and Service Shares
Net Assets as of 2/29/2008	$33.3 Billion
Average Maturity	34 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	18.8%
2–7 days	35.9
8–30 days	12.4
31–60 days	11.9
61–90 days	13.1
91–180 days	4.9
181+ days	3.0

7-DAY SEC YIELD (1)

Morgan Shares	3.00%
Premier Shares	3.14
Agency Shares	3.34
Institutional Class Shares	3.40
Reserve Shares	2.89
Capital Shares	3.45
Service Shares	2.53

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 29, 2008.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.99%, 3.14%, 3.30%, 3.35%, 2.89%, 3.41% and 2.53% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve and Investor Shares
Net Assets as of 2/29/2008	$12.9 Billion
Average Maturity	10 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	79.9
8–30 days	15.6
31–60 days	0.0
61–90 days	0.7
91–180 days	3.8
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	1.63%
Premier Shares	1.77
Agency Shares	1.96
Class B Shares	1.24
Class C Shares	1.24
Institutional Class Shares	2.02
Reserve Shares	1.52
Investor Shares	1.71

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 29, 2008.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.61%, 1.76%, 1.91%, 1.05%, 1.05%, 1.96%, 1.51% and 1.71% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class and Reserve Shares
Net Assets as of 2/29/2008	$15.6 Billion
Average Maturity	34 days
S&P rating *	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	20.8%
2–7 days	10.6
8–30 days	31.7
31–60 days	13.5
61–90 days	18.7
91–180 days	3.5
181+ days	1.2

7-DAY SEC YIELD (1)

Morgan Shares	2.82%
Premier Shares	2.96
Agency Shares	3.16
Institutional Class Shares	3.22
Reserve Shares	2.71

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 29, 2008.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.80%, 2.95%, 3.11%, 3.16% and 2.70% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve and Capital Shares
Net Assets as of 2/29/2008	$30.6 Billion
Average Maturity	46 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	13.7
8–30 days	32.6
31–60 days	15.7
61–90 days	29.3
91–180 days	8.7
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	2.14%
Premier Shares	2.28
Agency Shares	2.48
Institutional Class Shares	2.54
Reserve Shares	2.03
Capital Shares	2.58

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 29, 2008.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.12%, 2.27%, 2.43%, 2.48%, 2.02% and 2.53% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term municipal obligations
Share classes offered	Morgan, Premier, Agency, Institutional Class and Reserve Shares
Net Assets as of 2/29/2008	$25.1 Billion
Average Maturity	22 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	9.3%
2–7 days	76.4
8–30 days	1.7
31–60 days	1.8
61–90 days	0.3
91–180 days	7.7
181+ days	2.8

7-DAY SEC YIELD (1)

Morgan Shares	2.45%
Premier Shares	2.59
Agency Shares	2.78
Institutional Class Shares	2.85
Reserve Shares	2.34

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages indicated are based upon total investments as of February 29, 2008.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.43%, 2.58%, 2.73%, 2.79% and 2.33% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve, Service and E*Trade Shares
Net Assets as of 2/29/2008	$2.9 Billion
Average Maturity	24 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	13.5%
2–7 days	73.7
8–30 days	0.6
31–60 days	0.5
61–90 days	0.0
91–180 days	6.6
181+ days	5.1

7-DAY SEC YIELD (1)

Morgan Shares	2.46%
Premier Shares	2.61
Agency Shares	2.80
Institutional Class Shares	2.86
Reserve Shares	2.35
Service Shares	1.98
E*Trade Shares	2.05

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 29, 2008.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.42%, 2.58%, 2.73%, 2.78%, 2.32%, 1.95% and 1.97% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Asset-Backed Securities — 1.0%
60,000	Aire Valley Mortgages plc (United Kingdom), Series 2007-1A, Class 1A1, FRN, 3.10%, 03/20/08 (e) (i)	60,000
175,000	Arkle Master Issuer plc (United Kingdom), Series 2007-1A, Class 1A, FRN, 3.10%, 03/17/08 (e)	175,000
57,500	Granite Master Issuer plc (United Kingdom), Series 2007-2, Class 4A1, FRN, 3.10%, 03/17/08	57,500
50,000	Parcs Master Trust, Series 2007-1, FRN, 4.93%, 03/20/08 (e) (i)	49,998
120,000	Premium Asset Trust, Series 2003-05, FRN, 3.43%, 04/01/08 (e) (i)	120,000
200,000	Pyxis Master Trust, Series 2006-4, FRN, 3.12%, 03/20/08 (e) (i)	200,000
323,460	Steers Delaware Business Trust, Series 2006-1, FRN, 3.13%, 03/27/08 (e) (i)	323,460
39,629	TIAA Retail Commercial Trust (Cayman Islands), Series 2003-1A, Class A1MM, FRN, 3.33%, 03/28/08 (e) (i)	39,629
	Total Asset-Backed Securities (Cost $1,025,587)	1,025,587
Certificates of Deposit — 30.2%
	Anglo Irish,
470,000	3.25%, 05/01/08	470,000
200,000	3.31%, 04/25/08	200,033
	ANZ National International Ltd.,
251,000	FRN, 3.35%, 04/07/08 (e)	251,000
	Bank of Ireland (Ireland),
150,000	2.98%, 07/21/08	150,000
185,000	3.05%, 08/26/08	185,000
350,000	3.19%, 05/02/08	350,000
580,000	FRN, 3.44%, 05/01/08	580,000
	Bank of Scotland plc,
440,000	2.98%, 08/21/08	440,000
285,000	3.22%, 04/30/08	285,000
380,000	3.27%, 02/23/09	380,000
275,000	3.28%, 03/06/09	275,000
250,000	4.40%, 07/08/08	250,000
654,000	4.82%, 10/03/08	654,000
225,000	5.02%, 03/20/08	225,000
525,000	FRN, 4.12%, 04/17/08	525,000
170,000	Bank of the West, 5.24%, 03/03/08	170,000
	Barclays Bank plc (United Kingdom),
986,200	3.75%, 07/18/08	986,200
64,400	4.43%, 07/07/08	64,400
778,800	5.10%, 04/17/08	778,800
	Barclays Capital, Inc.,
456,000	3.02%, 02/25/09	456,000
252,000	5.24%, 05/06/08	252,000
416,000	5.41%, 07/10/08	416,000
1,237,000	BNP Paribas (France), 3.18%, 05/01/08	1,237,000
139,000	Calyon N.A. Co., 4.90%, 06/10/08	139,529
525,000	Canadian Imperial Bank of Commerce (Canada), FRN, 3.21%, 03/17/08	525,000
570,000	Credit Agricole S.A., 4.82%, 04/01/08	570,002
	Credit Industriel et Commercial,
300,000	2.99%, 08/08/08	300,000
225,000	2.99%, 08/11/08	225,000
350,000	3.00%, 08/21/08	350,000
515,000	3.97%, 05/22/08	515,000
300,000	4.82%, 04/01/08	300,001
339,000	4.85%, 03/03/08	339,000
550,000	5.19%, 04/16/08	550,003
	Depfa Bank plc,
103,200	2.98%, 08/20/08	103,200
490,000	3.25%, 07/23/08	490,000
550,000	Deutsche Bank AG (Germany), FRN, 4.75%, 04/04/08	550,000
339,300	DZ Bank AG, 3.15%, 05/01/08	339,300
996,000	Fortis Bank N.V., 3.12%, 03/03/08	996,001
518,500	HBOS Treasury Services plc (United Kingdom), 5.40%, 03/18/08	518,500
	HSH Nordbank AG,
150,000	3.12%, 05/05/08	150,000
196,000	3.15%, 05/01/08	196,000
629,200	Landesbank Baden-Wuerttemberg (Germany), 5.04%, 04/22/08	629,200
	Landesbank Hessen,
1,000,000	3.21%, 05/01/08	1,000,000
275,000	4.29%, 05/02/08	275,000
175,000	4.48%, 05/09/08	175,003
	Mizuho Corporate Bank,
300,000	3.23%, 05/01/08	300,000
149,900	3.35%, 04/25/08	149,923
440,000	Natexis Banques Populaires U.S. Finance Co., FRN, 4.77%, 03/31/08	439,988
	National Bank of Canada,
553,500	3.25%, 04/28/08	553,500
200,000	3.28%, 07/29/08	200,000
	Natixis,
613,000	3.00%, 08/01/08	613,000
57,200	3.90%, 04/15/08	57,245
560,000	4.77%, 05/02/08	560,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
155,000	5.06%, 04/21/08	155,000
200,000	5.10%, 03/19/08	200,002
625,000	FRN, 3.29%, 03/25/08	625,000
540,000	Santander Central, 4.09%, 06/16/08	540,032
	Societe Generale,
255,000	3.05%, 02/27/09	255,000
529,000	3.10%, 08/08/08	529,000
546,000	3.73%, 07/22/08	546,000
160,000	4.63%, 04/07/08	160,000
100,000	4.92%, 03/17/08	100,000
460,000	5.42%, 06/12/08	460,000
	Toronto Dominion Bank,
196,000	4.94%, 03/24/08	196,000
1,700	5.08%, 03/12/08	1,700
	UBS AG,
100,000	3.00%, 08/01/08	100,000
108,000	3.90%, 07/11/08	108,252
194,965	4.29%, 06/09/08	194,965
651,350	4.66%, 08/29/08	651,350
500,000	5.49%, 03/12/08	500,001
	Ulster Bank Ireland,
640,000	3.25%, 07/29/08	640,000
550,000	3.74%, 07/22/08	550,000
385,000	4.00%, 04/30/08	385,000
385,000	4.26%, 06/11/08	385,000
200,000	4.62%, 04/07/08	200,000
	UniCredito Italiano S.p.A. (Italy),
220,000	4.46%, 05/09/08	220,000
464,700	4.67%, 04/07/08	464,702
80,000	4.78%, 04/29/08	80,000
	Westpac Trust Securities Ltd.,
136,000	FRN, 3.35%, 01/28/09 (e)	136,000
411,000	FRN, 3.38%, 10/30/08 (e)	411,000
	Total Certificates of Deposit (Cost $30,483,832)	30,483,832
Commercial Paper — 32.9% (n)
80,000	Alpine Securitization Corp., 5.37%, 03/14/08	79,847
	Amstel Funding Corp.,
122,563	3.16%, 05/06/08	121,860
139,000	3.16%, 05/09/08	138,166
85,000	3.21%, 05/08/08	84,489
85,420	3.23%, 05/05/08	84,926
83,500	3.28%, 04/24/08	83,093
97,000	3.92%, 04/21/08	96,466
10,305	4.73%, 04/03/08	10,261
430,000	5.32%, 03/19/08	428,871
231,000	5.37%, 03/17/08	230,456
225,000	5.68%, 03/14/08	224,545
125,400	Amsterdam Funding Corp., 3.14%, 05/16/08 (e)	124,574
	Anglo Irish,
100,000	4.06%, 04/02/08	99,643
207,000	4.06%, 04/18/08	205,890
	ANZ National International Ltd.,
92,100	4.96%, 03/18/08	91,887
	ASB Finance Ltd.,
250,000	2.95%, 09/22/08 (e)	245,871
43,000	2.98%, 08/19/08	42,399
144,900	3.00%, 07/21/08	143,208
160,000	3.00%, 02/23/09	155,352
	Atlantic Asset Corp.,
41,075	3.73%, 04/11/08	40,902
103,147	5.18%, 03/20/08	102,872
125,000	5.29%, 03/26/08	124,549
	Atlantis One Funding Corp.,
145,000	3.11%, 03/03/08	144,975
302,600	3.12%, 05/07/08	300,854
200,000	3.21%, 03/14/08	199,769
269,915	3.25%, 04/29/08	268,491
164,000	Bank of Ireland (Ireland), 4.33%, 05/12/08 (e)	162,599
200,645	Barton Capital Corp., 3.26%, 03/12/08	200,446
484,010	Bayerische Landesbank Hessen (Germany), 3.27%, 04/29/08	481,440
	Belmont Funding LLC,
293,000	5.41%, 04/03/08	291,568
100,000	5.58%, 03/13/08 (e)	99,817
175,000	5.97%, 03/11/08 (e)	174,718
240,000	BNZ International Funding Ltd. (United Kingdom), 2.99%, 08/21/08 (e)	236,598
	CAFCO LLC,
95,000	3.18%, 05/16/08	94,366
188,800	3.18%, 05/22/08 (e)	187,441
355,000	3.18%, 05/23/08	352,414
137,700	3.25%, 04/17/08 (e)	137,119
500,000	5.35%, 03/10/08	499,341
	Cancara Asset Securitisation LLC,
287,000	3.26%, 03/10/08	286,767
150,000	3.31%, 03/24/08 (e)	149,684
100,000	3.73%, 04/15/08 (e)	99,537
83,000	3.74%, 04/24/08 (e)	82,539
80,000	4.68%, 04/03/08	79,660
92,000	5.32%, 03/13/08	91,839

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Charta Corp.,
195,000	3.17%, 05/16/08	193,703
195,000	3.18%, 05/20/08	193,631
364,413	5.35%, 03/10/08	363,933
400,000	6.02%, 03/05/08	399,740
	Clipper Receivables Corp.,
16,500	3.31%, 03/25/08 (e)	16,464
200,000	3.35%, 04/02/08 (e)	199,406
200,740	3.94%, 04/08/08	199,914
	CRC Funding LLC,
250,000	3.19%, 05/22/08 (e)	248,201
248,000	5.34%, 03/25/08 (e)	247,132
75,000	5.35%, 03/10/08	74,901
201,500	5.59%, 03/05/08 (e)	201,377
250,000	Crown Point Capital Co. LLC, 3.26%, 05/09/08 (e)	248,452
	Curzon Funding Ltd.,
46,500	4.53%, 07/07/08	45,768
51,000	4.71%, 04/03/08	50,783
232,500	4.87%, 04/29/08	230,690
70,000	4.87%, 04/30/08	69,446
75,000	4.90%, 03/03/08	74,980
42,000	4.91%, 03/04/08	41,983
	Dakota Notes (Citibank Credit Card Issuance Trust),
171,000	3.18%, 06/06/08	169,549
390,000	3.43%, 05/23/08	386,943
153,825	3.43%, 05/29/08	152,532
260,000	3.49%, 06/19/08	257,259
40,000	3.97%, 05/02/08	39,730
101,915	3.99%, 05/02/08	101,223
213,500	4.31%, 04/16/08	212,338
490,000	Depfa Bank plc, 4.78%, 04/25/08	486,504
61,800	DnB NOR Bank ASA, 3.02%, 07/15/08	61,104
	Ebbets Funding LLC,
60,000	3.33%, 05/20/08	59,560
165,000	4.06%, 05/16/08	163,607
64,000	5.20%, 03/18/08	63,847
	Edison Asset Securitization LLC,
175,000	3.14%, 04/22/08	174,211
35,000	3.88%, 03/25/08	34,910
	Elysian Funding LLC,
109,513	5.39%, 04/25/08	108,631
100,000	5.50%, 03/25/08 (e)	99,640
100,000	5.50%, 03/31/08	99,550
	Emerald Notes Program,
200,000	3.27%, 05/12/08 (e)	198,704
228,000	3.28%, 05/05/08 (e)	226,662
45,000	4.04%, 04/14/08 (e)	44,780
243,100	4.30%, 04/02/08	242,179
	Erste Finance LLC,
168,000	3.13%, 03/07/08 (e)	167,913
137,000	3.14%, 03/03/08 (e)	136,976
570,000	Fenway Funding Corp LLC, FRN, 3.55%, 08/08/08 (e)	570,000
	Foxboro Funding Ltd.,
170,000	3.55%, 08/08/08	170,000
383,000	FRN, 3.58%, 08/04/08 (e)	383,000
	FCAR Owner Trust,
265,000	3.92%, 03/07/08	264,828
104,765	3.93%, 03/07/08	104,697
	Galleon Capital LLC,
1,500	3.17%, 05/01/08 (e)	1,492
49,000	3.33%, 04/25/08	48,753
45,000	5.37%, 03/14/08 (e)	44,914
	Gemini Securitization Corp. LLC,
225,690	3.31%, 03/27/08 (e)	225,152
121,000	5.27%, 03/17/08	120,720
128,700	5.27%, 03/18/08 (e)	128,384
	Gotham Funding Corp.,
200,000	3.19%, 03/18/08	199,700
25,000	3.28%, 04/23/08	24,880
	Grampian Funding LLC,
589,855	3.33%, 04/25/08 (e)	586,881
141,200	3.73%, 04/17/08 (e)	140,518
600,000	3.99%, 04/16/08 (e)	596,972
247,465	4.53%, 07/01/08	243,754
650,000	5.12%, 03/19/08 (e)	648,378
283,510	5.12%, 03/20/08 (e)	282,763
48,735	ING U.S. Funding LLC, 5.39%, 03/06/08	48,700
	Irish Life & Permanent plc (Ireland),
200,000	3.28%, 05/02/08 (e)	198,881
100,000	5.08%, 04/25/08	99,244
155,700	5.11%, 03/06/08	155,591
100,000	5.16%, 04/16/08	99,357
46,210	KBC Bank N.V., 4.80%, 05/12/08 (e)	45,777
295,700	KBC Financial Products International, Ltd. (Cayman Islands), 3.00%, 07/31/08	292,004
143,000	Lake Constance Funding LLC, 4.06%, 04/18/08	142,234
550,000	Landesbank Baden-Wuerttemberg (Germany), 3.28%, 04/28/08	547,120

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
47,910	LEAFs LLC, FRN, 3.16%, 03/20/08 (e) (i)	47,910
	Lexington Parker Capital Corp.,
100,000	3.26%, 05/09/08	99,381
387,290	4.55%, 04/10/08 (e)	385,354
	Liberty Funding Co.,
63,060	3.28%, 04/29/08	62,724
16,500	3.31%, 03/20/08 (e)	16,471
140,000	5.37%, 03/13/08	139,753
150,000	5.37%, 03/14/08	149,713
90,000	5.40%, 03/27/08	89,655
53,100	LMA SA, 3.94%, 04/15/08	52,841
	Macquarie Bank Ltd. (Australia),
134,735	3.25%, 04/30/08	134,011
64,500	3.94%, 04/16/08 (e)	64,179
411,830	4.30%, 07/16/08	405,248
200,000	4.96%, 03/17/08	199,564
	Market Street Funding,
129,165	4.04%, 04/07/08	128,634
116,500	5.58%, 03/12/08	116,304
329,250	Morgan Stanley & Co., Inc., 4.57%, 07/03/08	324,181
	Nationwide Building Society (United Kingdom),
200,000	2.99%, 08/29/08 (e)	197,034
200,000	4.29%, 07/09/08 (e)	196,967
200,000	4.95%, 03/31/08 (e)	199,187
	Norddeutsche Landesbank (Luxembourg),
100,000	4.49%, 04/07/08	99,544
50,000	4.49%, 04/08/08	49,766
129,000	Nordea North America, Inc., 4.96%, 03/11/08	128,824
45,965	Old Line Funding LLC, 3.26%, 04/11/08	45,795
	Picaros Funding LLC,
137,900	3.30%, 03/28/08 (e)	137,561
300,000	3.73%, 04/22/08 (e)	298,397
150,000	3.91%, 03/25/08 (e)	149,612
	Prudential plc,
95,000	3.16%, 07/28/08	93,777
100,000	4.78%, 04/24/08	99,299
	Raiffeisen Zentralbank Oesterreich AG,
34,500	3.94%, 04/10/08	34,350
32,000	3.94%, 04/14/08	31,847
170,000	Ranger Funding, 5.13%, 03/10/08 (e)	169,784
59,000	Rhein-Main Securities Ltd., 3.25%, 04/25/08	58,710
98,230	Rheingold Securities, 3.38%, 04/25/08	97,727
	Royal Bank of Scotland, New York,
324,680	4.84%, 05/21/08	321,225
105,000	4.86%, 05/21/08 (e)	103,880
	Scaldis Capital LLC,
320,000	3.56%, 03/20/08 (e)	319,402
505,000	4.73%, 03/17/08 (e)	503,950
368,000	5.16%, 03/25/08 (e)	366,756
225,000	Sheffield Receivables Co., 3.51%, 04/04/08	224,259
400,000	Skandinaviska Enskilda Banken AB, 4.76%, 04/25/08	397,160
	Societe Generale,
120,000	3.30%, 04/23/08	119,422
287,000	4.94%, 04/24/08	284,908
13,520	5.37%, 03/04/08	13,514
	Solitaire Funding LLC,
193,400	4.01%, 04/15/08 (e)	192,440
100,000	4.01%, 04/16/08 (e)	99,493
	St. George Bank Ltd. (Australia),
121,300	3.29%, 04/22/08	120,729
175,000	5.04%, 03/18/08 (e)	174,588
250,000	5.16%, 03/13/08	249,576
126,000	Svenska Handelsbanken AB, 4.64%, 04/02/08	125,486
300,000	Swedbank AB (Sweden), 5.13%, 04/17/08	298,042
	Swedbank Hypotek AB (Sweden),
50,000	3.08%, 08/19/08	49,280
200,000	3.08%, 08/22/08	197,071
113,300	4.32%, 07/09/08	111,571
250,000	4.48%, 07/07/08	246,107
150,000	4.49%, 05/07/08	148,766
132,000	4.83%, 04/24/08	131,066
300,000	4.83%, 04/25/08	297,839
	Swedish National Housing Finance,
27,293	3.29%, 04/22/08	27,164
97,500	4.01%, 04/15/08	97,016
	Tasman Funding, Inc.,
75,000	3.53%, 05/20/08 (e)	74,417
100,000	3.60%, 05/27/08	99,137
35,000	3.94%, 04/16/08	34,826
30,000	Tempo Finance Corp., 3.13%, 03/03/08	29,995
	Thames Asset Global Securitization, Inc.,
63,976	3.12%, 05/07/08 (e)	63,607
102,085	5.33%, 04/04/08	101,579
50,671	5.63%, 03/12/08 (e)	50,585
250,000	Three Pillars Funding, 5.37%, 03/14/08	249,521
103,765	Tulip Funding Corp., 5.38%, 03/06/08	103,689
	UBS Finance Delaware LLC,
574,770	5.14%, 04/03/08	572,133
586,340	5.44%, 03/10/08	585,564

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Valcour Bay Capital Co. LLC,
257,989	5.50%, 03/04/08	257,874
299,397	5.50%, 03/07/08 (e)	299,131
	Total Commercial paper (Cost $33,032,531)	33,032,531
Corporate Notes — 13.3%
	Capital Markets — 1.1%
525,000	Citigroup Funding, Inc., FRN, 3.07%, 05/13/08	525,000
250,000	Lehman Brothers Holdings, Inc., FRN, 3.20%, 03/25/08	250,000
345,000	Merrill Lynch & Co., Inc., FRN, 3.22%, 04/04/08	345,000
		1,120,000
	Commercial Banks — 7.9%
380,200	ABN Amro Bank N.V. (Netherlands), FRN, 3.45%, 04/30/08 (e) (m)	380,200
	ANZ National International Ltd. (United Kingdom),
130,000	FRN, 3.23%, 09/05/08 (e)	130,000
85,400	FRN, 4.45%, 04/14/08 (e)	85,382
	Australia & New Zealand Banking Group Ltd. (Australia),
100,000	FRN, 3.16%, 03/25/08 (e)	100,000
274,000	FRN, 3.35%, 06/02/08 (e)	274,000
283,250	Bank of America, N.A., 5.25%, 05/05/08	283,250
419,000	Bank of Ireland (Ireland), 3.32%, 07/18/08	419,000
	Bank of Scotland plc (United Kingdom),
150,000	FRN, 3.21%, 04/07/08 (e)	150,000
570,000	FRN, 3.33%, 03/31/08 (e)	570,000
300,000	FRN, 4.95%, 03/25/08 (e)	300,000
600,000	Bayerische Landesbank Hessen (Germany), FRN, 3.20%, 03/20/08	600,000
	BNP Paribas (France),
215,000	FRN, 3.06%, 05/19/08 (e)	215,000
225,000	FRN, 3.12%, 03/26/08 (e)	225,000
412,000	FRN, 4.03%, 05/13/08	412,000
100,000	Caisse Nationale des Caisses d’Epargne et de Prevo (France), FRN, 3.07%, 05/12/08 (e)	100,000
290,000	Caja de Ahorros y Monte de Piedad de Madrid (Spain), FRN, 4.04%, 04/21/08 (e)	289,998
	Credit Agricole S.A. (France),
315,000	FRN, 3.84%, 04/23/08 (e)	315,000
292,000	FRN, 4.85%, 03/25/08 (e)	292,000
200,000	Fifth Third Bancorp, FRN, 3.15%, 03/24/08 (e)	200,000
150,000	Fortis Bank N.V., FRN, 3.86%, 04/21/08 (e)	150,000
175,000	National Australia Bank Ltd. (Australia), FRN, 4.45%, 06/06/08 (e)	175,000
133,000	Royal Bank of Canada (Canada), FRN, 3.15%, 04/06/08 (e)	133,000
275,000	Royal Bank of Scotland Group plc (United Kingdom), FRN, 4.45%, 04/15/08 (e)	275,000
250,000	Royal Bank of Scotland plc, The (United Kingdom), FRN, 3.12%, 03/25/08 (e)	250,000
85,000	Societe Generale (France), FRN, 3.14%, 04/02/08 (e)	85,000
150,000	Svenska Handelsbanken AB (Sweden), FRN, 3.11%, 03/13/08 (e)	150,000
275,000	UBS AG (Switzerland), FRN, 3.09%, 03/17/08	275,000
100,000	Wachovia Bank, N.A., FRN, 4.75%, 04/04/08	100,000
	Wells Fargo & Co.,
271,000	FRN, 3.19%, 04/03/08	271,000
360,000	FRN, 3.20%, 03/18/08	360,000
	Westpac Banking Corp.,
196,000	FRN, 3.17%, 04/07/08 (e)	196,000
160,000	FRN, 5.20%, 03/11/08	160,000
		7,920,830
	Diversified Financial Services — 4.1%
	Beta Finance, Inc.,
167,900	5.37%, 06/09/08 (e) (i) (s)	167,900
40,535	CC USA, Inc., 5.37%, 06/09/08 (e) (i) (s)	40,535
100,000	Five Finance, Inc., FRN, 3.04%, 05/20/08 (e) (i) (s)	99,993
	General Electric Capital Corp.,
220,000	FRN, 3.16%, 03/24/08	220,000
200,000	FRN, 3.17%, 04/28/08	200,019
350,000	FRN, 3.28%, 04/07/08	350,000
	K2 (USA) LLC,
105,000	5.36%, 06/09/08 (e) (i) (s)	105,015
100,000	FRN, 3.03%, 04/09/08 (e) (i) (s)	99,998
260,000	FRN, 3.05%, 05/15/08 (e) (i) (s)	259,976
200,000	FRN, 3.11%, 03/25/08 (e) (i) (s)	199,992
70,000	FRN, 4.40%, 04/11/08 (e) (i) (s)	69,998
82,500	FRN, 4.95%, 03/17/08 (e) (i) (s)	82,499
	Links Finance LLC,
150,000	FRN, 3.03%, 05/15/08 (e) (i) (s)	149,997
100,000	FRN, 3.03%, 05/16/08 (e) (i) (s)	99,998
50,000	FRN, 3.05%, 08/15/08 (e) (i) (s)	49,995
150,000	FRN, 3.12%, 05/06/08 (e) (i) (s)	149,994
100,000	FRN, 3.20%, 05/01/08 (e) (i) (s)	99,998
131,000	FRN, 4.69%, 04/01/08 (e) (i) (s)	130,999

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Diversified Financial Services — Continued
116,000	FRN, 4.82%, 03/25/08 (e) (i) (s)	115,999
300,000	FRN, 4.89%, 03/20/08 (e) (i) (s)	299,999
	Sigma Finance, Inc.,
250,000	FRN, 3.05%, 05/22/08 (e) (i) (s)	249,987
300,000	FRN, 3.06%, 06/03/08 (e) (i) (s)	299,992
150,000	FRN, 3.07%, 03/20/08 (e) (i) (s)	149,995
197,000	FRN, 3.07%, 05/29/08 (e) (i) (s)	196,995
165,000	FRN, 3.12%, 05/07/08 (e) (i) (s)	164,986
50,000	Structured Asset Repackaged Trust, FRN, 3.20%, 03/17/08 (e) (i)	50,000
		4,104,859
	Insurance — 0.1%
50,000	Allstate Life Global Funding Trusts, FRN, 3.14%, 04/04/08	50,000
	Thrifts & Mortgage Finance — 0.1%
135,000	Bancaja US Debt S.A.U. (Spain), FRN, 4.10%, 04/18/08 (e)	135,000
	Total Corporate Notes (Cost $13,330,689)	13,330,689
Funding Agreements — 0.4%
	Insurance — 0.4%
200,000	Metropolitan Life Insurance Co., 5.04%, 03/17/08 (e) (i)	200,000
200,000	New York Life Insurance Co., 4.94%, 07/24/08 (e) (i)	200,000
	Total Funding Agreements (Cost $400,000)	400,000
Master Notes — 3.0%
	Citigroup Global Markets Holdings, Inc.,
550,000	FRN, 3.23%, 05/19/08	550,000
250,000	FRN, 3.23%, 05/19/08	250,000
1,180,000	Goldman Sachs Credit, FRN, 3.24%, 02/27/09	1,180,000
	Morgan Stanley & Co., Inc.,
70,000	FRN, 3.33%, 07/07/08 (i)	70,000
1,000,000	FRN, 3.33%, 07/07/08 (i)	1,000,000
	Total Master Notes (Cost $3,050,000)	3,050,000
Promissory Note — 0.1%
140,000	Goldman Sachs & Co., 5.43%, 03/07/08 (i) (Cost $140,000)	140,000
Repurchase Agreements — 11.5%
1,100,000	Bank of America Corp., 3.23%, dated 02/29/08, due 03/03/08, repurchase price $1,100,296, collateralized by Corporate Bonds and Notes with a value of $1,133,000	1,100,000
5,000,000	Barclays Capital, Inc., 3.18%, dated 02/29/08, due 03/03/08, repurchase price $5,001,325, collateralized by U.S. Government Agency Securities with a value of $5,100,002	5,000,000
700,000	Barclays Capital, Inc., 3.21%, dated 02/29/08, due 03/03/08, repurchase price $700,187, collateralized by U.S. Government Agency Securities with a value of $721,000	700,000
1,300,000	Citigroup, Inc., 3.21%, dated 02/29/08, due 03/03/08, repurchase price $1,300,348, collateralized by Corporate Bonds and Notes with a value of $1,339,000	1,300,000
1,200,000	Citigroup, Inc., 3.25%, dated 02/29/08, due 03/03/08, repurchase price $1,200,325, collateralized by Corporate Bonds and Notes with a value of $1,236,000	1,200,000
1,150,000	Deutsche Banc Securities, Inc., 3.20%, dated 02/29/08, due 03/03/08, repurchase price $1,150,307, collateralized by Corporate Bonds and Notes with a value of $1,184,500	1,150,000
263,168	Deutsche Banc Securities, Inc., 3.25%, dated 02/29/08, due 03/03/08, repurchase price $263,239, collateralized by U.S. Government Agency Securities with a value of $268,431	263,168
850,000	Goldman Sachs & Co., 3.21%, dated 02/29/08, due 03/03/08, repurchase price $850,227, collateralized by Corporate Bonds and Notes with a value of $875,500	850,000
	Total Repurchase Agreements (Cost $11,563,168)	11,563,168
Time Deposits — 7.4%
2,000,000	Calyon N.A. Co., 3.15%, 03/03/08	2,000,000
1,120,000	Dexia Bank, 3.17%, 03/03/08	1,120,000
2,310,000	Landesbank Hessen, 3.19%, 03/03/08	2,310,000
1,500,000	Societe Generale, 3.31%, 03/03/08	1,500,000
490,185	UBS AG, 3.38%, 03/03/08	490,185
	Total Time Deposits (Cost $7,420,185)	7,420,185
U.S. Government Agency Securities — 1.3%
	Federal National Mortgage Association,
815,000	FRN, 3.25%, 03/03/08	815,000
500,000	FRN, 3.26%, 03/03/08	499,925
	Total U.S. Government Agency Securities (Cost $1,314,925)	1,314,925

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

VALUE($)
Total Investments — 101.1% (Cost $101,760,917)*	101,760,917
Liabilities in Excess of Other Assets — (1.1)%	(1,091,852)
NET ASSETS — 100.0%	$100,669,065

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Asset Backed Securities — 2.2%
50,000	Arkle Master Issuer plc (United Kingdom), Series 2007-1A, Class 1A, FRN, 3.10%, 03/17/08 (e)	50,000
50,000	Parcs Master Trust, Series 2007-1A, Class 1A, FRN, 4.93%, 03/20/08 (e) (i)	49,998
80,000	Premium Asset Trust, Series 2003-5, FRN, 3.43%, 04/01/08 (e) (i)	80,000
77,942	Steers Delaware Business Trust, Series 2006-1, FRN, 3.13%, 03/27/08 (e) (i)	77,942
	Total Asset-Backed Securities (Cost $257,940)	257,940
Certificates of Deposit — 20.2%
21,000	Bank of Ireland, 3.05%, 08/26/08	21,000
	Bank of Scotland plc,
55,000	2.98%, 08/21/08	55,000
30,000	3.22%, 04/30/08	30,000
30,000	3.38%, 03/06/09	30,000
60,000	4.40%, 07/08/08	60,000
20,000	Bank of the West, 5.24%, 03/03/08	20,000
122,000	Barclays Bank plc (United Kingdom), 3.75%, 07/18/08	122,000
	Barclays Bank plc
50,000	3.02%, 02/25/09	50,000
30,000	5.24%, 05/06/08	30,000
58,000	5.41%, 07/10/08	58,000
16,000	Calyon N.A. Co., 4.90%, 06/10/08	16,061
225,000	Canadian Imperial Bank of Commerce (Canada), FRN, 3.21%, 03/17/08	225,000
65,000	Credit Agricole S.A., 4.82%, 04/01/08	65,000
	Credit Industriel et Commercial,
60,000	2.99%, 08/12/08	60,000
60,000	3.97%, 05/22/08	60,000
90,000	4.85%, 03/03/08	90,000
55,000	Depfa Bank plc, 3.25%, 07/23/08	55,000
	DZ Bank AG,
60,000	3.15%,05/01/08	60,000
27,000	3.24%,05/01/08	27,000
70,000	HBOS Treasury Services plc (United Kingdom), 5.40%, 03/18/08	70,000
	Landesbank Hessen,
31,000	4.29%, 05/02/08	31,000
25,000	4.48%, 05/09/08	25,000
59,000	Natexis Banques Populaires U.S. Finance Co., 4.77%, 05/02/08	59,000
	National Bank of Canada,
60,000	3.25%, 04/28/08	60,000
100,000	3.28%, 07/29/08	100,000
	Societe Generale,
30,000	3.05%, 02/27/09	30,000
61,000	3.10%, 08/08/08	61,000
62,000	3.73%, 07/22/08	62,000
20,000	4.63%, 04/07/08	20,000
60,000	5.42%, 06/12/08	60,000
	UBS AG,
33,000	4.29%, 06/09/08	33,000
75,000	4.66%, 08/29/08	75,000
	Ulster Bank Ireland,
61,000	3.74%, 07/22/08	61,000
44,000	4.00%, 04/30/08	44,000
44,000	4.26%, 06/11/08	44,000
	UniCredito Italiano S.p.A. (Italy),
295,000	3.26%, 05/02/08	295,000
73,000	4.67%, 04/07/08	73,000
	Total Certificates of Deposit (Cost $2,337,061)	2,337,061
Commercial Paper — 40.5% (n)
	Amstel Funding Corp.,
28,000	3.16%, 05/07/08	27,837
10,000	3.95%, 04/21/08	9,945
75,000	5.17%, 03/28/08	74,713
25,000	Amsterdam Funding Corp., 3.14%, 05/16/08 (e)	24,835
94,000	Anglo Irish, 3.28%, 05/02/08	93,474
31,000	ANZ National International Ltd. (United Kingdom), FRN, 3.35%, 03/05/08 (e)	31,000
	ASB Finance Ltd. (New Zealand),
30,000	2.94%, 10/07/08 (e)	29,470
23,000	3.00%, 02/23/09	22,332
	Atlantis One Funding Corp.,
60,000	3.10%, 05/08/08	59,651
50,000	3.21%, 03/14/08	49,942
30,000	3.25%, 04/29/08	29,842
	Belmont Funding LLC,
31,000	5.41%, 04/03/08	30,849
100,000	5.97%, 03/11/08 (e)	99,839
60,000	BNZ International Funding Ltd., 2.98%, 08/20/08	59,159
108,000	Cancara Asset Securitisation LLC, 3.35%, 04/22/08	107,482
135,000	Cedar Springs Capital Co., LLC, 5.37%, 03/14/08	134,744
	Charta Corp.
82,000	3.19%, 05/29/08 (e)	81,359
41,000	5.34%, 03/25/08	40,857

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
106,000	5.35%, 03/10/08	105,860
	CIESCO LLC,
130,000	2.94%, 08/13/08	128,272
25,000	2.96%, 08/11/08	24,669
25,000	Corporate Asset Funding Co., Inc., 3.18%, 05/23/08	24,818
40,000	CRC Funding LLC, 6.02%, 03/05/08 (e)	39,974
	Curzon Funding Ltd.,
10,000	4.53%, 07/07/08	9,843
19,000	4.71%, 04/04/08	18,917
34,000	4.87%, 04/30/08	33,731
10,000	5.17%, 03/26/08	9,965
	Dakota Notes (Citibank Credit Card Issuance Trust),
25,000	3.43%, 05/29/08	24,790
15,000	3.97%, 05/02/08	14,899
12,000	3.99%, 05/02/08	11,919
54,000	4.31%, 04/16/08	53,706
	Depfa Bank plc,
70,900	4.31%, 07/07/08	69,836
50,000	4.45%, 05/05/08	49,604
20,000	DnB NOR Bank ASA, 3.02%, 07/15/08	19,775
	Ebbets Funding LLC,
5,000	4.04%, 04/25/08 (e)	4,969
23,000	4.06%, 05/15/08	22,808
22,500	4.54%, 05/09/08	22,307
54,000	Emerald Notes, 3.28%, 05/05/08 (e)	53,683
25,000	Eureka Securitization Inc., 3.22%, 04/24/08	24,880
72,712	FCAR Owner Trust, 3.50%, 03/03/08	72,698
65,000	Fenway Funding Corp LLC, 3.60%, 08/08/08	65,000
	Foxboro Funding Ltd.,
15,000	3.60%, 08/08/08	15,000
46,000	3.63%, 08/04/08	46,000
50,000	Galleon Capital LLC, 3.33%, 04/25/09	49,748
300,000	Gemini Securitization Corp. LLC, 3.20%, 03/03/08	299,947
17,000	Gotham Funding Corp., 3.28%, 04/24/08	16,917
	Grampian Funding LLC,
30,000	4.53%, 07/01/08	29,550
27,000	5.12%, 03/20/08 (e)	26,929
	Irish Life & Permanent plc,
100,000	4.82%, 04/30/08	99,217
43,000	4.96%, 03/25/08	42,860
79,000	5.08%, 04/22/08	78,435
20,000	5.14%, 04/01/08	19,914
50,000	5.16%, 04/18/08	49,665
5,500	KBC Financial Products, Inc. 4.80%, 05/12/08 (e)	5,448
17,000	Lake Constance Funding LLC, 4.06%, 04/18/08	16,909
	Lexington Parker Capital Corp.,
48,000	4.06%, 04/18/08	47,743
50,000	4.14%, 04/16/08	49,738
43,000	4.55%, 04/10/08 (e)	42,785
	Liberty Funding Co.,
62,705	3.28%, 04/25/08	62,394
20,000	3.28%, 04/29/08	19,893
	Macquarie Bank Ltd. (Australia),
31,000	3.23%, 04/29/08	30,837
89,000	3.25%, 04/30/08	88,522
30,000	3.94%, 04/16/08 (e)	29,850
50,000	4.04%, 04/15/08	49,750
40,000	4.54%, 04/08/08 (e)	39,810
	Morgan Stanley & Co., Inc.,
25,000	FRN, 3.24%, 04/01/08	25,000
39,000	4.57%, 07/03/08	38,400
10,000	Nationwide Building Society, 2.99%, 08/27/08	9,853
76,000	Picaros Funding LLC, 3.73%, 04/10/08	75,688
35,000	Rhein-Main Securities Ltd., 3.26%, 03/17/08	34,949
25,000	Royal Bank of Scotland, 4.84%, 05/21/08	24,734
25,000	Royal Bank of Scotland (United Kingdom), 4.86%, 05/21/08 (e)	24,733
	Scaldis Capital LLC,
100,000	3.25%, 03/17/08 (e)	99,856
30,000	3.28%, 03/20/08 (e)	29,948
60,000	Silver Tower U.S. Funding LLC, 3.51%, 04/29/08	59,658
30,000	Societe Generale, 4.94%, 04/24/08	29,781
	Solitaire Funding LLC,
40,000	4.01%, 04/15/08 (e)	39,802
100,000	4.95%, 03/06/08 (e)	99,932
	Swedbank Hypotek AB (Sweden),
100,000	3.08%, 08/20/08	98,552
60,000	4.07%, 06/16/08	59,287
16,677	4.32%, 07/08/08	16,425
168,000	4.83%, 04/24/08	166,812
	Tasman Funding, Inc.,
25,000	3.53%, 05/20/08 (e)	24,805
25,000	3.60%, 05/27/08	24,784
25,000	3.62%, 04/28/08	24,855
15,000	4.70%, 03/31/08	14,942
97,219	Thames Asset Global Securitization, Inc., 3.21%, 03/11/08 (e)	97,133

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	UBS Finance Delaware LLC,
113,000	3.00%, 08/01/08	111,581
58,000	5.14%, 04/03/08	57,734
58,000	5.44%, 03/10/08	57,923
	Westpac Trust Securities Ltd.,
14,000	3.35%, 01/28/09	14,000
45,000	3.38%, 10/30/08	45,000
54,000	Windmill Funding Corp., 3.12%, 05/09/08 (e)	53,679
53,000	Yorktown Capital LLC, 5.14%, 03/03/08	52,985
	Total Commercial Paper (Cost $4,684,945)	4,684,945
Corporate Notes — 24.7%
	Capital Markets — 0.4%
	Merrill Lynch & Co., Inc.,
13,520	3.70%, 04/21/08	13,487
40,000	FRN, 3.22%, 04/04/08	40,000
		53,487
	Commercial Banks — 17.9%
48,000	Abbey National plc, FRN, 3.27%, 05/20/08	48,000
42,000	ABN Amro Bank N.V. (Netherlands), FRN, 3.45%, 04/30/08 (e) (m)	42,000
50,000	ANZ National International Ltd. (United Kingdom), FRN, 3.23%, 04/07/08 (e)	50,000
	Australia & New Zealand Banking Group Ltd. (Australia),
50,000	FRN, 3.16%, 03/25/08 (e)	50,000
27,000	FRN, 3.35%, 06/02/08 (e)	27,000
20,000	Bancaja US Debt S.A.U. (Spain), FRN, 4.10%, 04/18/08 (e)	20,000
30,000	Bank of America, N.A., 5.25%, 05/05/08	30,000
70,000	Bank of Ireland (Ireland), FRN, 3.11%, 03/19/08 (e)	70,000
50,000	Bank of Scotland plc, FRN, 4.12%, 04/17/08	50,000
175,000	Bank of Scotland plc (United Kingdom), FRN, 3.33%, 03/31/08 (e)	175,000
254,000	Bayerische Landesbank, FRN, 3.20%, 03/20/08	254,000
	BNP Paribas (France),
30,000	FRN, 3.12%, 03/26/08 (e)	30,000
46,000	FRN, 4.03%, 05/13/08	46,000
	Caja de Ahorros y Monte de Piedad de Madrid (Spain),
25,000	FRN, 4.04%, 04/21/08 (e)	25,000
199,000	FRN, 4.71%, 04/03/08 (e)	199,000
25,000	Citigroup Funding, Inc., FRN, 3.07%, 05/13/08	25,000
	Credit Agricole S.A. (France),
45,000	FRN, 3.84%, 04/23/08 (e)	45,000
33,000	FRN, 4.85%, 03/25/08 (e)	33,000
50,000	HSBC USA, Inc., FRN, 3.13%, 03/15/08	50,000
100,000	Kommunalkredit Austria AG (Austria), FRN, 3.15%, 03/25/08 (e)	100,000
55,000	Natexis Banques Populaires U.S. Finance Co., FRN, 4.77%, 03/31/08	54,998
	Royal Bank of Scotland plc (United Kingdom),
190,000	FRN, 3.12%, 03/25/08 (e)	190,002
30,000	FRN, 4.45%, 04/15/08 (e)	30,000
15,000	Societe Generale (France), FRN, 3.14%, 04/02/08 (e)	15,000
50,000	Svenska Handelsbanken AB (Sweden), FRN, 3.11%, 03/13/08 (e)	50,000
30,000	UBS AG (Switzerland), FRN, 3.09%, 03/16/08	30,000
90,000	Wachovia Bank, N.A., FRN, 4.75%, 04/04/08	90,000
	Wells Fargo & Co.,
75,000	FRN, 3.19%, 04/03/08	75,000
45,000	FRN, 3.20%, 03/18/08	45,000
22,000	Westpac Banking Corp., FRN, 3.17%, 04/07/08 (e)	22,000
100,000	Westpac Banking Corp. (Australia), FRN, 3.27%, 06/17/08 (e)	100,000
		2,071,000
	Diversified Financial Services — 5.9%
25,000	Beta Finance, Inc., FRN, 3.06%, 05/20/08 (e) (i) (s)	25,001
30,000	CC USA, Inc., 5.37%, 06/09/08 (e) (i) (s)	30,000
	K2 (USA) LLC,
15,000	5.36%, 06/09/08 (e) (i) (s)	15,002
25,000	FRN, 3.05%, 05/23/08 (e) (i) (s)	24,999
25,000	FRN, 3.07%, 05/06/08 (e) (i) (s)	24,999
37,000	FRN, 4.33%, 04/09/08 (e) (i) (s)	36,999
50,000	FRN, 4.95%, 03/17/08 (e) (i) (s)	50,000
50,000	Links Finance LLC, FRN, 5.11%, 03/10/08 (e) (i) (s)	50,000
150,000	General Electric Capital Corp., FRN, 3.28%, 04/07/08	150,000
50,000	Liberty Lighthouse Co. LLC, FRN, 4.94%, 03/20/08 (e)	50,001
	Sigma Finance, Inc.,
58,000	FRN, 3.06%, 03/17/08 (e) (i) (s)	58,000
90,000	FRN, 3.09%, 03/17/08 (e) (i) (s)	90,001
25,000	FRN, 3.12%, 05/07/08 (e) (i) (s)	24,998
50,000	Structured Asset Repackaged Trust, FRN, 3.20%, 03/17/08 (e) (i)	50,000
		680,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Insurance — 0.5%
30,000	Allstate Life Global Funding Trusts, FRN, 3.14%, 04/04/08	30,000
32,300	Hartford Life Global Funding Trusts, FRN, 3.14%, 03/17/08	32,300
		62,300
	Total Corporate Notes (Cost $2,866,787)	2,866,787
Funding Agreements — 0.9%
	Insurance — 0.9%
100,000	Metropolitan Life Insurance Co., FRN, 5.04%, 03/17/08 (e) (i) (Cost $100,000)	100,000
Master Notes — 3.7%
100,000	Citigroup Global Markets Holdings, Inc., FRN, 3.22%, 03/01/08	100,000
320,000	Goldman Sachs Credit, FRN, 3.24%, 02/27/09	320,000
	(Cost $420,000)	420,000
Promissory Note — 0.2%
18,000	Goldman Sachs & Co., 5.43%, 03/07/08 (i) (Cost $18,000)	18,000
Repurchase Agreements — 7.4%
254,314	Bank of America Corp., 3.17%, dated 02/29/08, due 03/03/08, repurchase price $254,381, collateralized by U.S. Government Agency Securities with a value of $259,400	254,314
200,000	Citigroup, Inc., 3.25%, dated 02/29/08, due 03/03/08, repurchase price $200,054, collateralized by Corporate Bonds and Notes with a value of $206,000	200,000
400,000	Deutsche Banc Securities, Inc., 3.18%, dated 02/29/08, due 03/03/08, repurchase price $400,106, collateralized by U.S. Government Agency Securities with a value of $408,000	400,000
	Total Repurchase Agreements (Cost $854,314)	854,314
U.S. Government Agency Securities — 0.8%
90,000	Federal National Mortgage Association, FRN, 3.34%, 03/05/08 (Cost $90,000)	90,000
	Total Investments — 100.6% (Cost $11,629,047)*	11,629,047
	Liabilities in Excess of Other Assets — (0.6)%	(67,271)
	NET ASSETS — 100.0%	$11,561,776

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 66.2%
	Federal Farm Credit Bank — 1.2%
150,000	FRN, 3.03%, 03/01/08	149,982
250,000	FRN, 3.09%, 03/26/08	249,968
		399,950
	Federal Home Loan Bank — 4.3%
215,571	DN, 2.43%, 03/03/08 (n)	215,542
400,000	DN, 3.69%, 04/18/08 (n)	398,048
150,000	DN, 3.90%, 04/11/08 (n)	149,341
250,000	DN, 4.25%, 05/28/08 (n)	247,456
335,000	DN, 4.31%, 04/30/08 (n)	332,638
100,000	DN, 4.34%, 03/19/08 (n)	99,785
		1,442,810
	Federal Home Loan Bank System — 43.2%
300,000	2.63%, 02/27/09	300,000
475,000	2.65%, 02/27/09	475,000
154,800	2.90%, 08/27/08	154,800
500,000	4.40%, 04/23/08	500,042
290,000	5.00%, 07/09/08	290,342
280,000	5.00%, 07/16/08	280,353
500,000	FRN, 2.95%, 05/18/08	500,000
130,000	FRN, 3.02%, 03/22/08	130,000
900,000	FRN, 3.02%, 05/20/08	900,000
500,000	FRN, 3.04%, 03/06/08	500,000
375,000	FRN, 3.05%, 03/27/08	374,889
500,000	FRN, 3.06%, 03/13/08	500,000
850,000	FRN, 3.06%, 05/22/08	850,000
500,000	FRN, 3.07%, 03/10/08	500,000
270,000	FRN, 3.07%, 05/27/08	270,000
850,000	FRN, 3.08%, 03/06/08	849,879
850,000	FRN, 3.09%, 05/07/08	849,759
1,435,000	FRN, 3.11%, 05/05/08	1,434,891
600,000	FRN, 3.13%, 05/22/08	600,000
300,000	FRN, 3.14%, 05/20/08	300,000
525,000	FRN, 4.24%, 04/12/08	525,000
1,078,600	FRN, 4.48%, 04/05/08	1,078,385
835,000	FRN, 4.79%, 03/19/08	834,768
490,000	FRN, 4.83%, 06/01/08	490,000
229,500	FRN, 4.84%, 03/17/08	229,441
465,000	FRN, 4.91%, 03/05/08	465,000
225,000	FRN, 4.92%, 03/08/08	225,000
		14,407,549
	Federal Home Loan Mortgage Corp. — 3.7%
188,500	DN, 2.81%, 05/30/08 (n)	187,190
275,000	DN, 4.34%, 03/24/08 (n)	274,246
80,164	DN, 5.01%, 03/03/08 (n)	80,142
120,062	DN, 5.27%, 05/27/08 (n)	118,610
267,867	DN, 5.29%, 04/11/08 (n)	266,321
305,000	DN, 5.29%, 04/30/08 (n)	302,432
		1,228,941
	Federal National Mortgage Association — 13.8%
102,532	3.88%, 07/15/08	102,372
85,000	5.13%, 09/02/08	86,053
300,000	6.00%, 05/15/08	300,799
100,000	DN, 2.61%, 07/23/08 (n)	98,968
150,000	DN, 4.01%, 04/09/08 (n)	149,354
366,250	DN, 4.18%, 06/26/08 (n)	361,382
385,993	DN, 4.33%, 03/19/08 (n)	385,166
174,707	DN, 4.33%, 03/20/08 (n)	174,312
500,000	DN, 4.34%, 03/12/08 (n)	499,342
309,950	DN, 4.38%, 03/03/08 (n)	309,876
288,000	DN, 4.40%, 05/30/08 (n)	284,908
59,581	DN, 5.27%, 05/12/08 (n)	58,983
75,000	DN, 5.31%, 06/12/08 (n)	73,918
963,000	FRN, 3.17%, 04/28/08	962,614
735,000	FRN, 3.30%, 03/03/08	735,000
		4,583,047
	Total U.S. Government Agency Securities (Cost $22,062,297)	22,062,297
Repurchase Agreements — 35.8%
4,000,000	Barclays Capital, Inc., 3.18%, dated 02/29/08, due 03/03/08, repurchase price $4,001,060, collateralized by U.S. Government Agency Mortgages with a value of $4,075,949	4,000,000
500,000	Barclays Capital, Inc., 2.80%, dated 02/29/08, due 05/20/08, repurchase price $503,150, collateralized by U.S. Government Agency Mortgages with a value of $510,000 (i)	500,000
175,000	Credit Suisse First Boston USA, Inc., 1.75%, dated 02/29/08, due 03/03/08, repurchase price $175,026, collateralized by U.S. Government Agency Mortgages with a value of $178,504	175,000
400,000	Credit Suisse First Boston USA, Inc., 3.10%, dated 02/29/08, due 03/03/08, repurchase price $400,103, collateralized by U.S. Government Agency Mortgages with a value of $408,000	400,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Repurchase Agreements — Continued
4,750,000	Deutsche Bank Securities, Inc., 3.18%, dated 02/29/08, due 03/03/08, repurchase price $4,751,259, collateralized by U.S. Government Agency Mortgages with a value of $4,832,241	4,750,000
236,832	Deutsche Bank Securities, Inc., 3.25%, dated 02/29/08, due 03/03/08, repurchase price $236,896, collateralized by U.S. Government Agency Mortgages with a value of $254,328	236,832
712,687	Merrill Lynch & Co., 3.18%, dated 02/29/08, due 03/03/08, repurchase price $712,876, collateralized by U.S. Government Agency Mortgages with a value of $726,944	712,687
500,000	UBS Warburg LLC, 4.18%, dated 02/29/08, due 03/10/08, repurchase price $500,581, collateralized by U.S. Government Agency Mortgages with a value of $510,003 (i)	500,000
500,000	UBS Warburg LLC, 2.95%, dated 02/29/08, due 05/01/08, repurchase price $502,540 collateralized by U.S. Government Agency Mortgages with a value of $510,001 (i)	500,000
150,000	UBS Warburg LLC, 2.82%, dated 02/29/08, due 05/28/08, repurchase price $151,046 collateralized by U.S. Government Agency Mortgages with a value of $153,003 (i)	150,000
	Total Repurchase Agreements (Cost $11,924,519)	11,924,519
	Total Investments — 102.0% (Cost $33,986,816)*	33,986,816
	Liabilities in Excess of Other Assets — (2.0)%	(656,892)
	NET ASSETS — 100.0%	$33,329,924

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 24.1%
	U.S. Treasury Bills — 19.6%
510,000	2.06%, 03/06/08 (n)	509,854
2,010,000	2.27%, 03/17/08 (n)	2,007,971
319	2.34%, 03/20/08 (n)	319
497	3.98%, 03/27/08 (n)	496
		2,518,640
	U.S. Treasury Notes — 4.5%
100,000	4.13%, 08/15/08	99,987
90,000	4.88%, 04/30/08	90,108
384,000	5.00%, 07/31/08	388,242
		578,337
	Total U.S. Treasury Obligations (Cost $3,096,977)	3,096,977
Repurchase Agreements — 76.0%
2,300,000	Barclays Capital, Inc., 1.80%, dated 02/29/08, due 03/03/08, repurchase price $2,300,345, collateralized by U.S. Treasury Securities with a value of $2,346,000 (m)	2,300,000
425,000	Credit Suisse First Boston LLC, 1.75%, dated 02/29/08, due 03/03/08, repurchase price $425,062, collateralized by U.S. Treasury Securities with a value of $433,505	425,000
2,252,062	Deutsche Bank Securities, Inc., 1.80%, dated 02/29/08, due 03/03/08, repurchase price $2,252,400, collateralized by U.S. Treasury Securities with a value of $2,297,104	2,252,062
700,000	Greenwich Capital Markets, Inc., 1.85%, dated 02/29/08, due 03/03/08, repurchase price $700,108, collateralized by U.S. Treasury Securities with a value of $714,002	700,000
2,100,000	HSBC Securities (USA), Inc., 1.85%, dated 02/29/08, due 03/03/08, repurchase price $2,100,324, collateralized by U.S. Treasury Securities with a value of $2,142,003	2,100,000
500,000	Lehman Brothers, Inc., 1.50%, dated 02/29/08, due 03/03/08, repurchase price $500,063, collateralized by U.S. Treasury Securities with a value of $510,004	500,000
1,000,000	Merrill Lynch & Co., Inc., 1.80%, dated 02/29/08, due 03/03/08, repurchase price $1,000,150, collateralized by U.S. Treasury Securities with a value of $1,020,002	1,000,000
500,000	UBS Warburg LLC, 1.81%, dated 02/29/08, due 03/03/08, repurchase price $500,075, collateralized by U.S. Treasury Securities with a value of $510,002	500,000
	Total Repurchase Agreements (Cost $9,777,062)	9,777,062
	Total Investments — 100.1% (Cost $12,874,039)*	12,874,039
	Liabilities in Excess of Other Assets — (0.1)%	(11,216)
	NET ASSETS — 100.0%	$12,862,823

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 101.3%
	Federal Farm Credit Bank — 19.4%
250,000	FRN, 2.95%, 05/10/08	249,966
100,000	FRN, 2.96%, 03/19/08	99,995
75,000	FRN, 2.96%, 04/03/08	74,996
100,000	FRN, 2.96%, 04/13/08	99,984
62,500	FRN, 2.96%, 04/20/08	62,494
100,000	FRN, 2.96%, 04/20/08	99,989
350,000	FRN, 2.97%, 03/18/08	349,986
50,000	FRN, 2.98%, 03/16/08	49,997
100,000	FRN, 2.98%, 03/18/08	99,999
90,000	FRN, 2.98%, 03/26/08	89,999
60,000	FRN, 2.98%, 04/01/08	59,993
85,000	FRN, 2.99%, 04/02/08	84,996
100,000	FRN, 2.99%, 05/18/08	99,990
75,000	FRN, 3.00%, 03/23/03	74,985
80,000	FRN, 3.03%, 03/01/08	79,990
280,000	FRN, 3.03%, 04/30/08	280,000
330,000	FRN, 3.04%, 03/24/08	330,000
324,150	FRN, 3.07%, 04/22/08	324,150
11,000	FRN, 3.08%, 03/12/08 (m)	11,005
146,000	FRN, 3.09%, 03/03/08	146,000
250,000	FRN, 3.09%, 03/26/08	249,968
		3,018,482
	Federal Home Loan Bank — 53.3%
311,396	DN, 2.08%, 03/03/08 (n)	311,360
243,961	DN, 2.72%, 03/05/08 (n)	243,887
499,000	DN, 2.73%, 05/14/08 (n)	496,223
135,101	DN, 2.74%, 05/09/08 (n)	134,397
170,000	DN, 2.74%, 05/16/08 (n)	169,022
200,000	DN, 2.74%, 05/21/08 (n)	198,776
500,000	DN, 2.80%, 03/12/08 (n)	499,573
600,000	DN, 2.82%, 03/14/08 (n)	599,391
19,425	DN, 2.85%, 07/16/08 (n)	19,217
223,000	DN, 2.85%, 07/18/08 (n)	220,581
510,000	DN, 2.89%, 03/26/08 (n)	508,977
200,000	DN, 2.89%, 04/30/08 (n)	199,043
700,129	DN, 2.90%, 03/24/08 (n)	698,834
572,000	DN, 3.01%, 05/23/08 (n)	568,068
900,000	DN, 3.56%, 03/07/08 (n)	899,470
100,000	DN, 3.65%, 04/04/08 (n)	99,658
1,200,000	DN, 3.69%, 03/19/08 (n)	1,197,799
215,000	DN, 3.69%, 04/18/08 (n)	213,951
188,000	DN, 3.84%, 04/02/08 (n)	187,363
100,000	DN, 3.89%, 04/11/08 (n)	99,562
442,367	DN, 3.92%, 04/09/08 (n)	440,506
150,000	DN, 4.07%, 03/28/08 (n)	149,547
52,000	DN, 4.17%, 06/13/08 (n)	51,387
62,000	DN, 4.25%, 05/28/08 (n)	61,369
24,000	DN, 4.26%, 06/18/08 (n)	23,697
		8,291,658
	Federal Home Loan Bank System — 27.1%
11,730	2.63%, 07/15/08	11,655
134,000	2.65%, 02/27/09	134,000
50,000	2.75%, 03/14/08	49,966
25,000	3.88%, 08/22/08	25,148
46,650	4.10%, 06/13/08	46,498
100,000	4.13%, 04/18/08	99,930
125,000	4.25%, 05/16/08	124,958
26,000	4.40%, 04/23/08	26,002
55,975	4.50%, 10/14/08	56,277
89,425	5.13%, 05/21/08	89,402
32,530	5.13%, 07/30/08	32,593
94,815	5.25%, 06/06/08	94,807
26,915	5.32%, 06/18/08	26,914
362,050	FRN, 2.91%, 05/14/08	361,975
295,630	FRN, 2.95%, 05/18/08	295,630
250,750	FRN, 2.98%, 05/11/08	250,750
25,000	FRN, 3.02%, 03/17/08	25,000
65,000	FRN, 3.02%, 03/22/08	65,000
100,000	FRN, 3.02%, 05/20/08	100,000
100,000	FRN, 3.03%, 05/20/08	100,000
130,000	FRN, 3.04%, 03/06/08	130,000
90,000	FRN, 3.06%, 05/22/08	90,000
130,000	FRN, 3.08%, 03/06/08	129,982
130,000	FRN, 3.09%, 05/07/08	129,963
110,000	FRN, 3.12%, 05/15/08	110,000
105,000	FRN, 3.14%, 05/20/08	105,000
265,000	FRN, 3.91%, 04/16/08	264,952
262,000	FRN, 4.24%, 04/12/08	262,000
434,600	FRN, 4.48%, 04/05/08	434,614
540,000	FRN, 4.77%, 03/20/08	539,990
		4,213,006

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Tennessee Valley Authority — 1.0%
157,314	DN, 4.14%, 03/13/08	157,099
	U.S. Treasury Bill — 0.5%
78,890	Zero Coupon, 03/17/08	78,812
	Total Investments — 101.3% (Cost $15,759,057)*	15,759,057
	Liabilities in Excess of Other Assets — (1.3)%	(198,818)
	NET ASSETS — 100.0%	$15,560,239

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 99.7%
	U.S. Treasury Bills — 98.6% (n)
450,000	2.08%, 07/31/08	446,084
200,000	2.10%, 08/14/08	198,086
560,490	2.13%, 03/17/08 (c)	559,966
413,410	2.15%, 08/07/08	409,529
326,358	2.16%, 07/17/08	323,682
152,569	2.17%, 06/12/08	151,626
1,603,560	2.18%, 05/08/08	1,597,002
2,000,000	2.21%, 05/22/08	1,989,967
1,875,000	2.25%, 05/15/08	1,866,259
1,200,000	2.28%, 05/01/08	1,195,384
2,300,000	2.29%, 05/29/08 (c)	2,287,071
750,000	2.35%, 04/24/08	747,371
320,229	2.39%, 04/15/08	319,274
2,050,000	2.43%, 03/27/08	2,046,407
250,000	2.44%, 07/24/08 (c)	247,573
3,333,960	2.67%, 03/20/08	3,329,289
658,657	2.69%, 07/03/08	652,626
4,200,000	2.75%, 03/06/08 (c) (m)	4,198,407
3,925,314	2.79%, 03/13/08 (c)	3,921,679
798,813	2.99%, 04/17/08	795,715
1,250,000	3.21%, 04/10/08 (c)	1,245,572
1,350,000	3.32%, 04/03/08 (c)	1,345,929
250,000	3.51%, 06/26/08	247,196
		30,121,694
	U.S. Treasury Note — 1.1%
350,000	4.63%, 03/31/08	350,123
	Total Investments — 99.7% (Cost $30,471,817)	30,471,817
	Other Assets in Excess of Liabilities — 0.3%	78,865
	NET ASSETS — 100.0%	$30,550,682

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Commercial Paper — 6.5% (n)
	California — 0.2%
20,000	California Department of Water Resources, 3.05%, 03/04/08	20,000
30,000	State of California 1.01%, 03/13/08	30,000
		50,000
	District of Columbia — 0.5%
	Metropolitan Washington Airports Authority,
93,500	1.60%, 06/05/08	93,500
36,100	3.45%, 04/09/08	36,100
		129,600
	Florida — 0.5%
23,126	City of Cape Coral, 2.70%, 09/25/08	23,126
	Florida Local Government Finance Commission,
15,000	0.90%, 06/02/08	15,000
12,235	1.05%, 04/01/08	12,235
23,137	1.20%, 03/10/08	23,137
19,000	2.73%, 03/06/08	19,000
22,769	2.90%, 03/06/08	22,769
22,232	Florida Municipal Power Authority, 2.90%, 03/04/08	22,232
		137,499
	Georgia — 0.1%
15,000	City of Atlanta, Series A-1, 3.50%, 03/07/08	15,000
	Illinois — 0.0% (g)
9,000	Illinois Finance Authority, 1.50%, 04/03/08	9,000
	Maryland — 0.2%
	Johns Hopkins University,
16,500	1.00%, 04/03/08	16,500
25,000	1.40%, 07/09/08	25,000
		41,500
	Massachusetts — 0.5%
	Commonwealth of Massachusetts,
39,000	3.28%, 04/08/08	39,000
78,300	3.33%, 03/10/08	78,300
20,800	Massachusetts State Building Authority, 1.80%, 06/11/08	20,800
		138,100
	Minnesota — 0.1%
15,845	Regents of the University of Minnesota, 3.30%, 03/05/08	15,845
10,000	Rochester, Minnesota Health Care Facilities, 3.05%, 03/13/08	10,000
		25,845
	North Carolina — 0.6%
	City of Charlotte,
12,430	3.40%, 05/06/08	12,430
11,641	3.55%, 06/11/08	11,641
9,000	3.68%, 05/06/08	9,000
3,313	3.70%, 04/08/08	3,313
14,545	3.75%, 03/05/08	14,545
10,351	3.75%, 04/08/08	10,351
	City of Charlotte, Water & Sewer,
14,363	1.10%, 08/06/08	14,363
13,060	2.65%, 07/24/08	13,060
12,546	3.25%, 07/09/08	12,546
18,075	3.40%, 05/06/08	18,075
11,788	3.55%, 07/09/08	11,788
19,236	3.62%, 06/03/08	19,236
		150,348
	Ohio — 0.4%
23,200	Cuyahoga County, 3.15%, 03/05/08	23,200
31,500	Hamilton County, 1.50%, 04/03/08	31,500
45,000	Ohio State University, 2.70%, 03/06/08	45,000
		99,700
	Oregon — 0.1%
18,000	Salem Oregon, 2.78%, 07/01/08	18,000
	Tennessee — 0.6%
	Metropolitan Government Nashville & Davidson County,
35,000	1.00%, 03/10/08	35,000
22,000	2.70%, 03/06/08	22,000
25,000	3.17%, 03/13/08	25,000
	State of Tennessee,
30,000	1.10%, 06/02/08	30,000
30,000	3.17%, 03/13/08	30,000
		142,000
	Texas — 1.3%
21,700	City of San Antonio, 0.85%, 03/03/08	21,700
25,000	Dallas Water & Sewer, 2.85%, 04/23/08	25,000
	Harris County,
100	1.60%, 03/28/08	100
385	2.20%, 03/28/08	385
325	2.78%, 03/08/08	325
100	2.90%, 03/28/08	100
19,235	3.40%, 03/28/08	19,235
30,000	Texas Department of Transportation Municipal Paper, 2.73%, 03/07/08	30,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Commercial Paper — Continued
	Texas — Continued
	Texas Municipal Power Agency,
46,700	1.55%, 04/02/08	46,700
28,105	2.65%, 04/07/08	28,105
34,500	2.30%, 03/03/08	34,500
800	3.00%, 03/05/08	800
20,000	3.32%, 03/05/08	20,000
14,050	3.40%, 03/04/08	14,050
42,645	Texas Housing Agency, 2.25%, 03/10/08	42,645
11,500	Texas Public Finance Authority, 2.85%, 06/05/08	11,500
14,220	University of Texas, 2.57%, 06/06/08	14,220
10,000	University of Texas Permanent University Fund, 1.40%, 04/03/08	10,000
		319,365
	Utah — 0.6%
	Intermountain Power Agency,
48,900	1.30%, 03/13/08	48,900
89,500	1.55%, 08/06/08	89,500
		138,400
	Virginia — 0.4%
75,890	Stafford Township Board of Education, 2.00%, 03/03/08	75,890
27,725	University of Virginia, 1.20%, 06/23/08	27,725
		103,615
	Washington — 0.2%
	Port of Tacoma Washington,
10,700	2.05%, 04/07/08	10,700
51,000	2.10%, 04/07/08	51,000
		61,700
	Wisconsin — 0.2%
	State of Wisconsin,
23,375	1.30%, 03/13/08	23,375
26,255	3.30%, 03/05/08	26,255
		49,630
	Total Municipal Commercial Paper (Cost $1,629,302)	1,629,302
Municipal Bonds — 92.8%
	Alabama — 2.3%
14,810	ABN AMRO Munitops Certificate Trust, Special Tax, Series 2001-16, VRDO, MBIA, 3.96%, 03/06/08	14,810
	Austin Trust Various States,
11,035	Series 2007-1001, Rev., VRDO, MBIA-IBC, LIQ: Bank of America N.A., 3.96%, 03/06/08	11,035
9,375	Series 2007-1002, Rev., VRDO, AMBAC-TCRS-Bank of New York, LIQ: Bank of America N.A., 4.00%, 03/06/08	9,375
7,500	Birmingham Medical Clinic Board, University of Alabama Health Services Foundation, Rev., VRDO, LOC: Suntrust Bank, 3.25%, 03/05/08	7,500
2,700	Birmingham Public Educational Building Authority, University of Alabama-Birmingham Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 3.16%, 03/03/08	2,700
13,500	Columbia IDB, PCR, Alabama Power Co. Project, Series C, Rev., VRDO, 3.50%, 03/03/08	13,500
19,915	Cullman Medical Clinic Board-Medical Park South, Series 121, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 3.20%, 03/31/08	19,915
15,000	DCH Health Care Authority, Alabama Healthcare Facilities, Rev., VRDO, LOC: Regions Bank, 3.16%, 03/03/08	15,000
10,000	Eclipse Funding Trust, Series 2007-0108, Rev., VRDO, AMBAC-TCRS-Bank of New York, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	10,000
17,795	Jefferson County, Sewer, Series 352, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08 (p)	17,795
	Lehman Municipal Trust Receipts, Various States,
91,860	Series F7W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	91,860
37,860	Series F92W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	37,860
55,650	Lower Alabama Gas District, Series A, Rev., VRDO, LIQ: Societe Generale, 3.16%, 03/03/08	55,650
3,410	Mobile County IDA, PCR, ExxonMobil Project, Rev., VRDO, 3.75%, 03/03/08	3,410
4,000	Selma IDB, Specialty Minerals Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.00%, 03/03/08	4,000
271,200	Southeast Alabama Gas District, Supply Project, Series A, Rev., VRDO, 3.66%, 03/03/08	271,200
4,425	Tuscaloosa County Board of Education, Special Tax, TAW, VRDO, LOC: Regions Bank, 3.18%, 03/03/08	4,425
		590,035
	Alaska — 0.0% (g)
8,500	City of Valdez, Exxon Pipeline Co. Project, Rev., VRDO, 3.65%, 03/03/08	8,500

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Arizona — 1.2%
	Apache County IDA, Tucson Electric Power Co.,
24,200	Series 83-A, Rev., VRDO, LOC: ABN AMRO Bank N.V., 3.10%, 03/05/08	24,200
57,600	Series 83-B, Rev., VRDO, LOC: Bank of New York, 2.90%, 03/05/08	57,600
7,700	Apache County IDA, Tucson Electric Power Co., Springville, Series 1999-6, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.10%, 03/05/08	7,700
36,600	Arizona Health Facilities Authority, Series 1782, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.16%, 03/06/08	36,600
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.20%, 03/06/08	7,160
24,390	Phoenix Civic Improvement Corp., Series 2898, Rev., VRDO, MBIA, 3.33%, 07/01/15	24,390
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VRDO, 3.05%, 03/03/08	2,000
	Phoenix IDA, Paradise Lakes Apartments,
17,500	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 3.04%, 03/03/08	17,500
16,000	Series B, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 3.10%, 03/03/08	16,000
43,300	Pima County IDA, Tucson Electric Irvington,
	Rev., VRDO, LOC: Wells Fargo Bank N.A., 2.90%, 03/05/08	43,300
	Salt River Project Agricultural Improvement & Power District, Electric Systems,
6,850	Series 1430, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.16%, 03/06/08	6,850
6,025	Series ROCS-RR-II-R-12029, Rev., VRDO, LIQ: Citigroup Financial Products, 3.20%, 03/06/08	6,025
	Scottsdale IDA, Scottsdale Healthcare,
10,475	Series C, Rev., VRDO, FSA, LIQ: Citibank N.A., 2.95%, 03/03/08	10,475
14,525	Series E, Rev., VRDO, FSA, LIQ: Citibank N.A., 2.95%, 03/03/08	14,525
7,960	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.10%, 03/03/08	7,960
17,630	Yavapai County IDA, Series ROCS-RR-II-R-10242CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.30%, 03/06/08	17,630
		299,915
	Arkansas — 0.0% (g)
3,830	City of Lowell, IDR, Arkansas Democrat-Gazette Project, Rev., VRDO, LOC: Bank of New York, 3.00%, 03/03/08	3,830
	California — 5.8%
2,385	ABAG Financial Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., VRDO, 2.95%, 03/06/08	2,385
	Access to Loans for Learning Student Loan Corp.,
23,700	Series II-A-3, Rev., VRDO, 4.50%, 03/03/08	23,700
78,100	Series II-A-10, Rev., VRDO, 4.50%, 03/03/08	78,100
45,000	Series II-A-11, Rev., VRDO, 3.30%, 03/03/08	45,000
2,000	Alvord Unified School District, Food Services Bridge Funding Program, COP, VRDO, FSA, 2.85%, 03/03/08	2,000
2,100	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: Mellon Bank N.A., 3.05%, 03/03/08	2,100
22,800	California Housing Finance Agency, Series A, Rev., VRDO, 2.90%, 03/05/08	22,800
	California Housing Finance Agency, Home Mortgage,
350	Series B, Rev., VRDO, FSA, 3.87%, 03/03/08	350
5,000	Series C, Rev., VRDO, AMT, 3.15%, 03/03/08	5,000
10,635	Series F, Rev., VRDO, FSA, 2.94%, 03/05/08	10,635
10,820	Series M, Rev., VRDO, AMT, 3.13%, 03/03/08	10,820
	California Housing Finance Agency, Multi-Family Housing,
6,120	Series III-A, Rev., VRDO, 3.87%, 03/03/08	6,120
2,360	Series III-D, Rev., VRDO, AMT, 3.87%, 03/03/08	2,360
56,605	Series III-E, Rev., VRDO, 2.77%, 08/01/37	56,605
1,125	Series III-G, Rev., VRDO, 3.26%, 03/05/08	1,125
2,650	Series C, Rev., VRDO, 3.26%, 03/06/08	2,650
2,840	Series C, Rev., VRDO, AMT, 3.87%, 03/03/08	2,840
5,620	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 2.95%, 03/03/08	5,620
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.05%, 03/03/08	1,610
33,900	California Municipal Finance Authority, Allied Waste North America, Series A, Rev., VRDO, LOC: Bank of America N.A., 2.95%, 03/06/08	33,900

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	California State Department of Water Resources, Power Supply,
6,200	Series B-2, Rev., VRDO, LOC: BNP Paribas, 3.65%, 03/03/08	6,200
500	Series C-13, Rev., VRDO, FSA, 2.88%, 03/03/08	500
15,105	California State Public Works Board, Series 814, Rev., VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 4.40%, 09/01/08	15,105
21,000	California State University, Series ROCS-RR-II-R-12063, Rev., VRDO, AMBAC, FSA-CR, LIQ: Citigroup Financial Products, 3.21%, 03/06/08	21,000
14,600	California Statewide Communities Development Authority, Series ROCS-RR-II-R-774CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.33%, 03/06/08	14,600
	California Statewide Communities Development Authority, Multi-Family Housing,
17,820	Series ROCS-RR-II-R-10005CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.33%, 03/06/08	17,820
6,300	Series ROCS-RR-II-R-10248CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.20%, 03/06/08	6,300
18,905	Series ROCS-RR-II-R-10254CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.33%, 03/06/08	18,905
26,730	Series ROCS-RR-II-R-10256CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.22%, 03/06/08	26,730
28,215	Series ROCS-RR-II-R-13000CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.33%, 03/06/08	28,215
22,770	Series ROCS-RR-II-R-13007CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.48%, 03/06/08	22,770
4,400	California Statewide Communities Development Authority, Multi-Family Housing, Arbor Ridge Apartments, Series X, Rev., VRDO, FNMA, LIQ: FNMA, 2.90%, 03/03/08	4,400
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 3.06%, 03/06/08	3,420
9,750	California Statewide Communities Development Authority, Multi-Family Housing, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 2.90%, 03/03/08	9,750
13,555	Chico Redevelopment Agency, Public Financing Authority, Merged Redevelop, Tax Allocation, Series DB-192, VRDO, AMBAC, LIQ: Deutsche Bank A.G., 3.18%, 04/01/16	13,555
	Chino Basin Regional Financing Authority,
4,365	Series 2366, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	4,365
10,345	Series 2367, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.63%, 03/06/08	10,345
5,405	City of Calabasas, Series 1541, COP, VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.63%, 03/06/08	5,405
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.90%, 03/06/08	3,950
8,110	City of Glendale, Hospital, Series 2415, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	8,110
100	City of Irvine, Improvement Bond Act of 1915, Limited Obligation Assessment District No. 93-14, Special Assessment, VRDO, LOC: Bank of America N.A., 2.87%, 03/03/08	100
49,215	City of Los Angeles, Multi-Family Housing, Channel Gateway Apartments, Series B, Rev., VRDO, 2.97%, 03/03/08	49,215
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.10%, 03/06/08	4,800
15,750	Deutsche Bank Spears/Lifers Trust Various States, Series 362, GO, VRDO, AMBAC, LIQ: Deutsche Bank A.G., 3.19%, 06/01/22	15,750
	DFA Municipal Trust,
21,450	Series 2008-02, Rev., VRDO, LOC: Depfa Bank plc, LIQ: Depfa Bank plc, 3.46%, 03/06/08	21,450
29,000	Series 2008-3, Rev., VRDO, LOC: Depfa Bank plc, LIQ: Depfa Bank plc, 3.46%, 03/06/08	29,000
20,100	Series 2008-4, Rev., VRDO, LOC: Depfa Bank plc, LIQ: Depfa Bank plc, 3.46%, 03/06/08	20,100
11,715	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LOC: U.S. Bank N.A., AMBAC, LIQ: U.S. Bank N.A., 3.26%, 03/06/08	11,715
13,475	Eclipse Funding Trust, Solar Eclipse, Sacramento, Tax Allocation, Series 2006-0079, COP, VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/03/08	13,475
13,875	Eclipse Funding Trust, Solar Eclipse, Tax Allocation, Series 2006-0067, VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	13,875

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
22,500	Educational Funding Services, Inc., Series 2221, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.28%, 03/06/08	22,500
5,345	Golden State Tobacco Securitization Corp., Series F, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.43%, 03/05/08	5,345
6,360	Huntington Beach Union High School District, School Facilities Bridge Funding Program, COP, VRDO, FSA, 2.85%, 03/03/08	6,360
	Lehman Municipal Trust Receipts, Various States,
19,975	Series 07-F1, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 2.95%, 03/05/08	19,975
37,760	Series P7W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.38%, 03/05/08	37,760
43,000	Long Beach Bond Finance Authority, Series 2143, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.30%, 03/06/08	43,000
5,570	Los Angeles Department of Water & Power, Series ROCS-RR-II-R-11281, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 3.72%, 03/06/08	5,570
7,657	Los Angeles Unified School District, Series 2006, GO, VRDO, FSA, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.50%, 03/03/08	7,657
17,000	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 3.22%, 03/06/08	17,000
300	Metropolitan Water District of Southern California, Series C-2, Rev., VRDO, 3.75%, 03/03/08	300
	Municipal Securities Trust Certificates,
450	Series 2000-96, Class A, GO, VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 5.00%, 03/06/08 (e)	450
11,665	Series 281, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 4.36%, 03/06/08	11,665
1,200	Orange County Sanitation District, Series A, COP, VRDO, 2.90%, 03/03/08	1,200
	Puttable Floating Option Tax-Exempt Receipts,
54,350	Series 1068, GO, VRDO, AMBAC-TCRS-Bank of New York, 3.18%, 02/01/17	54,350
9,995	Series 4174, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 3.20%, 10/01/17	9,995
20,065	Series PT-4025, GO, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 3.26%, 02/01/17	20,065
20,065	Series PT-4026, GO, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 3.26%, 02/01/17	20,065
14,980	Series PT-4028, GO, VRDO, FSA, LIQ: Dexia Credit Local, 3.18%, 08/01/32	14,980
34,905	Series PT-4033, GO, VRDO, FSA, LIQ: Dexia Credit Local, 3.18%, 08/01/32	34,905
31,210	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und Ver, 3.26%, 12/01/33	31,210
13,985	Puttable Floating Option Tax-Exempt Receipts, Contra Costa, Series PT-3943, Rev., VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 4.30%, 06/01/17	13,985
1,200	Riverside Unified School District, School Facility Bridge Program, COP, VRDO, FSA, 2.85%, 03/03/08	1,200
1,210	San Francisco City & County Unified School District, MERLOTS, Series D24, GO, VRDO, FSA, 3.33%, 03/05/08	1,210
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/06/08	1,800
	Southern California Home Financing Authority, Single Family Mortgage,
3,260	Series A, Rev., VRDO, AMT, 2.77%, 08/01/33	3,260
10,000	Series A, Rev., VRDO, AMT, 4.02%, 08/01/35	10,000
	State of California,
301,375	RAN, 4.00%, 06/30/08	302,101
2,225	Series PA-594, GO, VRDO, LIQ: Merrill Lynch Capital Services, 3.26%, 10/01/12	2,225
4,155	State of California, Municipal Securities Trust Receipts, Series 54, GO, VRDO, AMBAC, 4.25%, 03/05/08	4,155
		1,440,933
	Colorado — 2.7%
13,325	ABN AMRO Munitops Certificate Trust, Series 2007-26, Rev., VRDO, AMBAC, 3.61%, 03/06/08 (e)	13,325
5,055	Adams & Weld Counties School District No. 27J, MERLOTS, Series D29, GO, VRDO, MBIA, 3.90%, 03/05/08	5,055
11,310	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, LIQ: FHLMC, 3.04%, 03/03/08	11,310
2,355	City of Arvada, Rev., VRDO, FSA, 2.65%, 03/03/08	2,355
3,150	City of Colorado Springs, The Colorado College, Rev., VRDO, 3.38%, 03/03/08	3,150
51,675	City of Colorado Springs, Utilities, Series B, Rev., VRDO, 2.95%, 03/03/08	51,675

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 2.95%, 03/03/08	1,000
6,865	City of Thornton, Series ROCS-RR II-R-1052, COP, VRDO, AMBAC, LIQ: Citigroup Financial Products, 4.40%, 03/06/08	6,865
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 3.60%, 03/03/08	19,400
	Colorado Housing & Finance Authority,
40,000	Series A-2, Class I, Rev., VRDO, AMT, LIQ: Depfa Bank plc, 3.35%, 03/03/08	40,000
30,000	Series A-3, Class 1, Rev., VRDO, AMT, 3.35%, 03/03/08	30,000
12,330	Series AA-3, Class I, Rev., VRDO, 3.25%, 03/05/08	12,330
1,885	Colorado Housing & Finance Authority, Multi-Family Project, Series A-4, Class I, Rev., VRDO, 3.25%, 03/03/08	1,885
	Colorado Housing & Finance Authority, Single Family Mortgage,
42,700	Series A2, Class I, Rev., VRDO, AMT, 3.35%, 03/03/08	42,700
7,200	Series C-2, Class I, Rev., VRDO, AMT, 3.35%, 03/03/08	7,200
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Series I, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/05/08	1,600
21,500	Colorado State Education Loan Program, Rev., TRAN, 4.00%, 08/05/08	21,520
9,620	Dawson Ridge Metropolitan District No. 1, Series 2378, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08	9,620
	Denver City & County, Airport,
4,985	Series ROC-II-R-98, Rev., VRDO, FSA, LIQ: Citibank N.A., 3.32%, 03/06/08	4,985
15,000	Sub Series G-1, Rev., VRDO, 2.87%, 03/03/08	15,000
25,000	Sub Series G-2, Rev., VRDO, 3.50%, 03/03/08	25,000
14,750	Denver City & County, Convention Center Project, Series B, Rev., VRDO, FSA, 3.35%, 03/03/08	14,750
6,025	Jefferson County School District R-001, Series ROCS-RR-II-R-6516, GO, VRDO, FSA, LIQ: Citibank Financial Products, 3.22%, 03/06/08	6,025
	Lehman Municipal Trust Receipts, Various States,
95,400	Series F9, Regulation D, Tax Allocation, VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	95,400
10,100	Series F9W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.65%, 03/05/08	10,100
19,125	Series K4W, Regulation D, Rev., VRDO, FSA, LIQ: Lehman Liquidity Co., 3.37%, 03/05/08	19,125
9,830	Series K72W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.37%, 03/05/08	9,830
12,060	Series P65W, Regulation D, Rev., VRDO, MBIA, LIQ: Lehman Liquidity Co., 5.03%, 03/05/08	12,060
23,900	Puttable Floating Option Tax-Exempt Receipts, Series PZ-264, GO, VRDO, LIQ: Merrill Lynch Capital Services, 3.21%, 10/01/22	23,900
16,990	Regional Transportation District, Series 2184, Rev., VRDO, AMBAC, 3.20%, 11/01/21	16,990
50,740	Sheridan Redevelopment Agency, Tax Allocation, Series ROCS-RR-II-R-819CE, VRDO, LIQ: Citigroup Financial Products, 3.20%, 03/06/08	50,740
90,000	State of Colorado, General Fund, Series A, Rev., RAN, 4.25%, 06/27/08	90,154
		675,049
	Connecticut — 0.2%
1,000	Connecticut State Health & Educational Facilities Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 3.00%, 03/05/08	1,000
25,950	Lehman Municipal Trust Receipts, Various States, Series 07-P12, Regulation D, Rev., VRDO, AMBAC, MBIA, LIQ: Lehman Liquidity Co., 4.10%, 03/03/08	25,950
18,050	New London Housing Authority, Series ROCS-RR-II-R-13013CE, Rev., VRDO, 3.49%, 03/06/08	18,050
		45,000
	Delaware — 0.2%
22,700	Delaware River & Bay Authority, MERLOTS, Series B08, Rev., VRDO, AMBAC, 4.15%, 03/05/08	22,700
7,035	Delaware State Housing Authority, Series 1671, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.73%, 03/06/08	7,035
3,245	GS Pool Trust, Series 77, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 3.31%, 03/06/08	3,245
15,000	New Castle County, Rev., VRDO, 3.40%, 03/03/08	15,000
	University of Delaware,
7,000	Rev., VRDO, 4.00%, 03/03/08	7,000
300	Series B, Rev., VRDO, 4.00%, 03/03/08	300
		55,280

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — 2.1%
50,198	Bank of New York Municipal Certificates Trust, Series 5, Rev., VRDO, 3.05%, 03/06/08	50,198
	District of Columbia,
100,000	GO, TRAN, 4.00%, 09/30/08	100,493
600	Series D-1, GO, VRDO, FSA, 2.95%, 03/03/08	600
2,300	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 3.02%, 03/06/08	2,300
15,000	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	15,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VRDO, LOC: Bank of New York, 3.00%, 03/03/08	7,500
	District of Columbia Housing Finance Agency,
17,000	Series B, Rev., AMT, FHLMC, FNMA, GNMA, 3.55%, 11/03/08	17,000
14,745	Series ROCS-RR-II-R-10236, Rev., VRDO, LIQ: Citigroup Financial Products, 3.27%, 03/06/08	14,745
3,070	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/03/08	3,070
10,935	District of Columbia, MERLOTS, Series B-33, GO, VRDO, AMBAC, 4.15%, 03/05/08	10,935
	District of Columbia, Multimodal,
26,720	Series A, GO, VRDO, FSA, 3.25%, 03/03/08	26,720
52,945	Series B, GO, VRDO, FSA, 3.25%, 03/03/08	52,945
15,650	District of Columbia, Multimodal, American University, Rev., VRDO, 3.00%, 03/03/08	15,650
1,875	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America, 3.00%, 03/06/08	1,875
18,770	District of Columbia, National Geographic Society, Rev., VRDO, 3.00%, 03/03/08	18,770
2,000	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	2,000
26,040	District of Columbia Water & Sewer Authority, Series 1125, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	26,040
6,155	Eagle Tax Exempt Trust, Weekly Option Mode, Water & Sewer, Series 98-5202, Rev., VRDO, FSA, LIQ: Citibank N.A., 3.23%, 03/06/08	6,155
27,910	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO, LOC: U.S. Bank N.A., FGIC, LIQ: U.S. Bank N.A., 3.26%, 03/06/08	27,910
31,530	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0021, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 3.80%, 03/06/08	31,530
15,320	Eclipse Funding Trust, Solar Eclipse, Distribution, Series 2006-0110, Rev., VRDO, LOC: U.S. Bank N.A., AMBAC, LIQ: U.S. Bank N.A., 3.26%, 03/06/08	15,320
9,490	Lehman Municipal Trust Receipts, Various States, Series KL4, Regulation D, GO, VRDO, AMBAC, LIQ: Bayerische Landesbank, 4.33%, 06/01/21	9,490
14,000	Municipal Security Trust, Series A, Rev., VRDO, FGIC, FSA-CR, LIQ: Bear Stearns Capital Markets (y), 3.26%, 03/06/08 (e)	14,000
	Puttable Floating Option Tax-Exempt Receipts,
16,160	Series 447, GO, VRDO, AMBAC, LIQ: Bayerische Landesbank, 3.20%, 06/01/21	16,160
40,605	Series 4154, GO, VRDO, FGIC, LIQ: Merrill Lynch Capital Services, 4.52%, 06/01/17	40,605
		527,011
	Florida — 5.3%
	ABN AMRO Munitops Certificate Trust,
42,105	Series 2002-24, Rev., VRDO, AMBAC, 4.00%, 03/06/08	42,105
9,345	Series 2003-6, Rev., VRDO, MBIA, 3.51%, 03/06/08	9,345
11,150	Alachua County, Florida Rock Industry, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/03/08	11,150
26,310	Austin Trust Various States, Series 2007-152, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 3.19%, 03/06/08	26,310
15,520	Austin Trust Various States, Special Assessment, Series 2007-340, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 3.20%, 03/06/08	15,520
10,125	Brevard County Health Facilities Authority, Wuesthoff Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.35%, 03/03/08	10,125
10,000	City of Leesburg, The Villages Regular Hospital Project, Rev., VRDO, LOC: Scotia Bank, 3.16%, 03/03/08	10,000
12,122	Clipper Tax-Exempt Certificate Trust, Multi-State, Series 2005-30, Rev., VRDO, 3.31%, 03/06/08	12,122
669	Clipper Tax-Exempt Trust, Series 1999-2, COP, VRDO, AMT, 3.31%, 03/06/08	669

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
6,510	Collier County, Health Facilities Authority, The Moorings, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 2.98%, 03/05/08	6,510
	Eclipse Funding Trust, Solar Eclipse,
8,475	Series 2006-0043, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08 (e)	8,475
8,720	Series 2006-0135, GO, VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.65%, 07/01/14	8,720
19,115	Series 2006-0144, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.81%, 06/21/08	19,115
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,300	Series 2006-0049, GO, VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	11,300
10,000	Series 2007-0045, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.25%, 03/03/08	10,000
35,835	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.82%, 03/06/08	35,835
42,045	Enhanced Return Puttable Floating Option, Series EC-1028, Rev., VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 3.38%, 07/01/11	42,045
62,825	Enhanced Return Puttable Floating Option, Florida State Bridge, Series EC-1002, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 3.38%, 07/01/16	62,825
	Florida Gas Utility,
118,175	Rev., VRDO, 3.00%, 03/03/08	118,175
133,300	Rev., VRDO, 3.14%, 03/03/08	133,300
138,535	Florida Gas Utility, Gas Supply Project No. 2, Series A-4, Rev., VRDO, 3.10%, 03/03/08	138,535
6,000	Florida Gulf Coast University Financing Corp., Student Union Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 3.23%, 03/03/08	6,000
21,075	Florida Housing Finance Agency, Series 125G, Rev., VRDO, LIQ: Goldman Sachs, 3.22%, 03/06/08	21,075
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	6,350
21,495	Florida Housing Finance Corp., Homeowner Mortgage, Series 53G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 3.22%, 03/06/08	21,495
32,680	Florida State Board of Public Education, Public Education, Municipal Securities Trust Receipts, Series SGA-102, GO, VRDO, LIQ: Societe Generale, 3.25%, 03/03/08	32,680
40,010	Florida State Department of Environmental Protection, Series 3335, Rev., VRDO, MBIA, 4.29%, 07/01/15	40,010
11,280	Hillsborough County Port District, Series 101, Rev., VRDO, MBIA, LIQ: Landesbank Hessen-Thueringen, 3.22%, 06/01/15	11,280
720	Jacksonville Health Facilities Authority, River Garden Project, Rev., VRDO, LOC: First Union National Bank, 3.38%, 03/03/08	720
11,100	JEA, Electric Systems, Series 3-A, Rev., VRDO, 3.28%, 03/03/08	11,100
7,500	JEA, Energy System, Series A, Rev., VRDO, LOC: State Street Bank & Trust Co., 2.97%, 03/03/08	7,500
15,000	JEA, Water & Sewer, Series A-2, Rev., VRDO, 3.00%, 03/03/08	15,000
3,070	Lee County, Water & Sewer, Series ROCS-RR-II-R-4021, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 3.49%, 03/06/08	3,070
	Lehman Municipal Trust Receipts, Various States,
15,215	Series F15W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.65%, 03/05/08	15,215
24,165	Series FC14, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	24,165
31,380	Series K98W, Regulation D, Rev., VRDO, FSA, LIQ: Lehman Liquidity Co., 3.42%, 03/05/08	31,380
11,700	Series P48W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.50%, 03/05/08	11,700
15,845	Miami-Dade County, Series 3268, Rev., VRDO, MBIA, 4.26%, 04/01/14	15,845
2,020	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Nationsbank N.A., 2.98%, 03/05/08	2,020
2,700	Municipal Securities Trust Certificates, Series 2001-131, Class A, GO, VRDO, LIQ: Bear Stearns Capital Markets (y), 3.25%, 03/03/08 (e)	2,700
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 2.90%, 03/03/08	6,700
22,285	Orange County, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 3.31%, 03/06/08	22,285

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
27,345	Orange County Health Facilities Authority, Series 2396, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	27,345
7,245	Orange County Housing Finance Authority, Falcon Trace Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/03/08	7,245
5,600	Orange County Housing Finance Authority, Club Eustis, Series B, Rev., VRDO, LOC: Compass Bank, 4.00%, 03/15/08	5,600
9,801	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, LOC: Nationsbank N.A., FHLMC, LIQ: FHLMC, 3.30%, 03/03/08	9,801
3,820	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/15/08	3,820
	Orange County Housing Finance Authority, Spring Lake Cove,
8,000	Series N, Rev., VRDO, LOC: Compass Bank, 3.95%, 03/03/08	8,000
4,200	Series O, Rev., VRDO, LOC: Compass Bank, 3.95%, 03/03/08	4,200
	Orlando & Orange County Expressway Authority,
7,295	Series 2425, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	7,295
16,900	Series C-2, Rev., VRDO, FSA, 3.10%, 03/03/08	16,900
8,425	Series C-4, Rev., VRDO, FSA, 3.10%, 03/03/08	8,425
10,000	Series D, Rev., VRDO, FSA, 3.20%, 03/03/08	10,000
4,960	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/03/08	4,960
2,500	Pinellas County Health Facility Authority, Healthcare Systems, Baycare, Series B-1, Rev., VRDO, FSA, 3.15%, 03/03/08	2,500
	Puttable Floating Option Tax-Exempt Receipts,
24,980	Series 1171, Rev., VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 3.38%, 10/01/17	24,980
29,640	Series 3966, COP, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.32%, 08/01/17	29,640
32,225	Series 4092, COP, VRDO, MBIA, 3.33%, 07/01/17	32,225
6,675	Series 4187, COP, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 3.18%, 07/01/16	6,675
10,900	Series 4411, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.50%, 10/01/17	10,900
13,155	Series 4442, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.43%, 04/01/17	13,155
32,345	State of Florida, MERLOTS, Series C07, GO, VRDO, 2.03%, 02/11/09	32,345
3,600	West Orange Healthcare District, Series B, Rev., VRDO, LOC: Suntrust Bank Center, 3.00%, 03/03/08	3,600
		1,310,082
	Georgia — 2.5%
51,785	Albany-Dougherty County Hospital Authority, Phoebe Hospital, Rev., VRDO, AMBAC, 4.25%, 03/03/08	51,785
5,235	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 3.10%, 03/03/08	5,235
8,690	BB&T Municipal Trust, Various States, Series 2045, GO, VRDO, LIQ: Branch Banking & Trust, 3.28%, 03/06/08	8,690
42,695	Camden County Public Service Authority, Marys Project, Rev., VRDO, Assured GTY, 3.00%, 03/03/08	42,695
13,405	City of Atlanta, Airport, Series 2083, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.24%, 03/06/08	13,405
	City of Atlanta, Water & Waste,
3,545	Series B, Rev., VRDO, FSA, 3.05%, 03/03/08	3,545
5,900	Series C, Rev., VRDO, FSA, 3.25%, 03/03/08	5,900
17,700	City of Atlanta, Westside Project, Tax Allocation, Series A, VRDO, LOC: Wachovia Bank N.A., 3.35%, 03/03/08	17,700
7,160	Clayton County Housing Authority, Multi-Family Housing, Chateau Forest Apartments, Series E, Rev., VRDO, FSA, 3.04%, 03/05/08	7,160
14,600	Cobb County Development Authority, Whitefield Academy, Inc. Project, Rev., VRDO, LOC: RBC Centura Bank, 3.00%, 03/03/08	14,600
32,670	Cobb County Housing Authority, Series ROCS-RR-II-R-10257CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.31%, 03/06/08	32,670
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	3,400
9,550	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/03/08	9,550

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
28,710	De Kalb County Housing Authority, Multi-Family Housing, Series ROCS-RR-II-R-13002CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.34%, 03/06/08	28,710
8,860	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.36%, 03/06/08	8,860
11,945	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.36%, 03/06/08	11,945
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.00%, 03/03/08	10,735
19,145	Douglasville-Douglas County Water & Sewer Authority, Series ROCS-RR-II-R-9188, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 3.49%, 03/06/08	19,145
15,255	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.26%, 03/06/08	15,255
21,525	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.26%, 03/06/08	21,525
10,000	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.22%, 03/06/08	10,000
10,480	Forsyth County, School District, Series 2750, GO, VRDO, MBIA, 3.33%, 02/01/15	10,480
700	Fulton County Development Authority, Arthritis Foundation, Inc. Project, Rev., VRDO, LOC: Suntrust Bank, 3.25%, 03/03/08	700
1,435	Fulton County Development Authority, Morehouse College Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.40%, 03/03/08	1,435
51,780	Fulton County Development Authority, Robert W. Woodruff Arts Center, Rev., VRDO, LIQ: Bank of America N.A., 3.16%, 03/03/08	51,780
5,330	Griffin-Spalding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 3.10%, 03/06/08	5,330
5,800	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VRDO, 2.97%, 03/05/08	5,800
9,450	Gwinnett County Water & Sewer Authority, Series A, Rev., GTD, VRDO, 2.97%, 03/05/08	9,450
	Lehman Municipal Trust Receipts, Various States,
10,000	Series F31W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.65%, 03/05/08	10,000
11,275	Series F86W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	11,275
14,660	Series K12W, Regulation D, COP, VRDO, MBIA, LIQ: Lehman Liquidity Co., 3.84%, 03/06/08	14,660
13,340	Series P2W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.47%, 03/05/08	13,340
700	Marietta Housing Authority, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 3.04%, 03/03/08	700
7,060	Municipal Electric Authority of Georgia, Project One, Sub Series E, Rev., VRDO, FSA, 3.25%, 03/03/08	7,060
	Private Colleges & Universities Authority, Emory University,
67,730	Series B, Rev., VRDO, 2.90%, 03/03/08 (p)	67,730
38,630	Series B-1, Rev., VRDO, 2.90%, 03/03/08	38,630
7,200	Series B-2, Rev., VRDO, 2.99%, 03/03/08	7,200
14,345	Puttable Floating Option Tax-Exempt Receipts, Series 4156, Rev., VRDO, FGIC, FSA-CR, LIQ: Merrill Lynch Capital Services, 3.22%, 01/01/14	14,345
10,055	State of Georgia, Series D, GO, 6.00%, 10/01/08	10,285
		622,710
	Hawaii — 0.2%
20,825	ABN-AMRO Munitops Certificate Trust, Series 2004-1, Rev., VRDO, FGIC, 4.00%, 03/06/08	20,825
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,950	Series 2006-0096, Rev., VRDO, LOC: U.S. Bank N.A., MBIA, LIQ: U.S. Bank NA, 3.22%, 03/06/08	13,950
9,420	Series 2006-0123, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	9,420
985	Enhanced Return Puttable Floating Option, Hawaii Street, Series 1016, GO, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.27%, 04/01/17	985
12,972	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of California, 3.06%, 03/03/08	12,972
		58,152

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Idaho — 0.5%
	Idaho Housing & Finance Association, Single Family Mortgage,
12,450	Series A, Class I, Rev., VRDO, 3.35%, 03/05/08	12,450
15,000	Series B, Class 1, Rev., VRDO, 3.35%, 03/05/08	15,000
10,305	Series C, Class 1, Rev., VRDO, 3.35%, 03/05/08	10,305
2,000	Series D, Class I, Rev., VRDO, 3.35%, 03/05/08	2,000
15,000	Series D-1, Class I, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 3.35%, 03/05/08	15,000
17,555	Series F, Class I, Rev., VRDO, 3.35%, 03/05/08	17,555
2,595	Series F-1, Class 1, Rev., VRDO, 3.35%, 03/05/08	2,595
22,000	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 3.35%, 03/05/08	22,000
10,760	Puttable Floating Option Tax-Exempt Receipts, Series 461, Rev., VRDO, LIQ: Bayerische Hypo-Und Ver, 3.22%, 01/01/16	10,760
25,000	State of Idaho, GO, TAN, 4.50%, 06/30/08	25,061
		132,726
	Illinois — 4.5%
	ABN AMRO Munitops Certificate Trust,
9,850	Series 2001-10, GO, VRDO, MBIA, 4.00%, 03/06/08	9,850
15,010	Series 2001-21, GO, VRDO, MBIA, 3.51%, 03/06/08	15,010
9,995	Series 2002-3, Rev., VRDO, GNMA COLL, 3.19%, 03/06/08	9,995
22,345	Series 2002-30, GO, VRDO, MBIA-IBC, 3.51%, 03/06/08	22,345
4,740	Series 2002-37, Rev., VRDO, AMT, FHA, GNMA COLL, 3.22%, 03/06/08	4,740
17,150	Series 2005-4, Rev., VRDO, AMT, FGIC, 4.00%, 03/06/08	17,150
6,195	Series 2005-23, Rev., VRDO, FSA, 3.19%, 03/06/08 (e)	6,195
7,905	Series 2005-57, Rev., VRDO, AMT, GNMA COLL, 3.22%, 03/06/08	7,905
6,535	Series 2005-64, Rev., VRDO, AMT, AMBAC, 4.00%, 03/06/08	6,535
36,005	Series 2006-13, Rev., VRDO, AMT, GNMA COLL, 3.22%, 03/06/08	36,005
10,000	Series 2006-44, Rev., VRDO, FSA, 3.19%, 03/06/08	10,000
12,500	Series 2006-63, GO, VRDO, FSA, 3.19%, 03/06/08	12,500
8,375	Centerpoint Intermodal Center Program Trust, Centerpoint Energy, Inc., Tax Allocation, Series F3, Regulation D, VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	8,375
	Chicago Board of Education,
61,660	Series B, GO, VRDO, FSA, 3.00%, 03/03/08	61,660
9,180	Series 2315, GO, VRDO, FGIC, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	9,180
5,405	Series 2446, GO, VRDO, MBIA, 3.20%, 12/01/14	5,405
55,000	Chicago Metropolitan Water Reclamation District, Great Chicago, UBS Municipal Certificates, GO, VRDO, 3.22%, 03/06/08	55,000
	Chicago O’Hare International Airport,
15,385	Series 1002, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.60%, 03/31/08	15,385
6,245	Series 994X, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.69%, 03/06/08	6,245
5,000	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 2.87%, 03/03/08	5,000
2,500	Chicago O’Hare International Airport, Special Facilities, Compagnie Natle Air France, Rev., VRDO, LOC: Societe Generale, 3.07%, 03/05/08	2,500
11,660	Chicago Park District, Series ROCS-RR-II-R-12129, GO, VRDO, FGIC, FSA-CR, LIQ: Bayerische Landesbank, 3.33%, 03/06/08	11,660
5,875	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 3.10%, 03/03/08	5,875
12,500	City of Chicago, Tender Notes, GO, VRDO, LOC: Harris N.A., 3.20%, 10/02/08	12,500
10,900	City of Schaumburg, Multi-Family Housing, Treehouse II Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	10,900
	Cook County,
4,503	Series 403, GO, VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.16%, 03/06/08	4,503
13,135	Series 1521, GO, VRDO, AMBAC, 4.33%, 11/15/21	13,135
	Cook County, Capital Improvement,
23,500	Series E, GO, VRDO, 3.25%, 03/03/08	23,500
	Deutsche Bank Spears/Lifers Trust Various States,
10,570	Series DB-261, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 3.20%, 03/01/17	10,570
18,710	Series DB-300, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 3.33%, 12/15/33	18,710
14,675	Series DB-322, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 3.33%, 06/15/32	14,675

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
5,235	Series DB-400, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 3.21%, 01/01/27	5,235
4,710	Du Page County Community Unit School District No. 200 Wheaton, Series ROCS-RR-II-R-4013, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 3.22%, 03/06/08	4,710
	Deutsche Bank Spears/Lifers Trust Various States,
8,445	Series DB-295, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 3.20%, 06/15/35	8,445
47,460	Series DB-331, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 3.33%, 12/15/34	47,460
	Eclipse Funding Trust, Solar Eclipse, Chicago,
3,110	Series 2006-0003, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 3.80%, 07/01/15	3,110
10,380	Series 2006-0131, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 3.22%, 03/06/08	10,380
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,545	Series 2006-0098, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.26%, 03/06/08	27,545
41,595	Series 2006-0104, GO, VRDO, AMBAC-TCRS-Bank of New York, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.25%, 03/03/08 (e)	41,595
52,025	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.26%, 03/03/08	52,025
4,300	Galesburg, Knox College Project, Rev., VRDO, LOC: LaSalle National Bank, 3.00%, 03/03/08	4,300
4,485	Illinois Development Finance Authority, IDR, CHS Acquisition Corp. Project, Rev., VRDO, LOC: Fifth Third Bank, 3.16%, 03/03/08	4,485
3,286	Illinois Development Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	3,286
3,290	Illinois Development Finance Authority, IDR, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: LaSalle National Bank, 3.00%, 03/03/08	3,290
6,895	Illinois Educational Facilities Authority, Series PA-896, Rev., VRDO, 3.20%, 07/01/08	6,895
4,100	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 3.00%, 03/03/08	4,100
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VRDO, LOC: Sovereign Bank FSB, 3.01%, 03/03/08	11,380
24,625	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-1, Rev., VRDO, 2.88%, 03/03/08	24,625
23,225	Illinois Finance Authority, Northwestern University, Sub Series A, Rev., VRDO, 2.90%, 03/03/08	23,225
10,000	Illinois Finance Authority, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.10%, 03/03/08	10,000
8,555	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 3.16%, 03/03/08	8,555
23,740	Illinois Finance Authority, Vincent De Paul Project, Series A, Rev., VRDO, 2.85%, 03/03/08	23,740
11,200	Illinois Health Facilities Authority, Gottlieb Health Resources, Inc., Rev., VRDO, LOC: Harris Trust & Savings Bank, 2.91%, 03/03/08	11,200
15,000	Illinois Health Facilities Authority, Revolving Pooled Funds, Series B, Rev., VRDO, LOC: Bank of America N.A., 3.15%, 03/03/08	15,000
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 3.07%, 03/05/08	10,175
7,500	Series C-3, Rev., VRDO, AMT, 3.00%, 03/03/08	7,500
10,430	Sub Series H-2, Rev., VRDO, AMT, 3.48%, 03/17/08	10,430
7,710	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VRDO, FSA, 3.15%, 03/03/08	7,710
	Illinois State Toll Highway Authority, Senior Priority,
30,000	Series A-1, Rev., VRDO, FSA, 3.01%, 03/03/08	30,000
30,000	Series A-2, Rev., VRDO, FSA, 3.25%, 03/03/08	30,000
2,105	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Harris Trust & Savings Bank, 3.15%, 03/03/08	2,105
	Lehman Municipal Trust Receipts, Various States,
13,295	Series F16W, Regulation D, GO, VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	13,295
11,025	Series F20W, Regulation D, Rev., VRDO, MBIA, LIQ: Lehman Liquidity Co., 4.27%, 03/03/08	11,025
	Metropolitan Pier & Exposition Authority,
11,200	Series ROCS-RR-II-R-10300, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 3.49%, 03/06/08	11,200

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
10,375	Series ROCS-RR-II-R-12031, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 3.50%, 03/06/08	10,375
	Municipal Securities Trust Certificates,
13,000	Series 2000-93, Class A, Rev., VRDO, AMBAC, LOC: Bear Stearns Capital Markets (y), 3.40%, 03/03/08 (e)	13,000
12,495	Series 2001-124, Class A, GO, VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 3.40%, 03/03/08 (e)	12,495
5,500	Series 2001-9021, Class A, GO, VRDO, FSA, LIQ: Bear Stearns Capital Markets (y), 3.23%, 03/06/08	5,500
12,985	Series 2004-218, Class A, Rev., VRDO, FSA-CR, MBIA, LIQ: Bear Stearns Capital Markets (y), 4.98%, 03/06/08	12,985
11,385	Series 2006-253, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 3.89%, 03/06/08	11,385
10,000	Series 7017, Class A, GO, VRDO, LIQ: Bear Stearns Capital Markets (y), 3.23%, 03/06/08	10,000
	Puttable Floating Option Tax-Exempt Receipts,
23,965	Series 3947, GO, VRDO, AMBAC, Assured GTY, 3.20%, 01/01/17	23,965
12,380	Series 4123, GO, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.53%, 01/01/17	12,380
15,585	Series MT-444, GO, VRDO, AMBAC, LIQ: Bayerische Hypo-Und Ver, 3.20%, 01/01/17	15,585
18,405	Regional Transportation Authority, Series B, Rev., VRDO, 2.90%, 03/03/08	18,405
10,000	State of Illinois, Series B, GO, VRDO, 3.28%, 03/03/08	10,000
16,855	State of Illinois, MERLOTS, Series B04, GO, VRDO, FSA, 3.45%, 03/05/08	16,855
3,255	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VRDO, FSA, LIQ: Societe Generale, 3.26%, 06/15/19	3,255
19,000	University of Illinois, Health Services Facilities System, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 2.90%, 03/03/08	19,000
750	Will County, Exempt Facilities, ExxonMobil Project, Rev., VRDO, 3.95%, 03/03/08	750
		1,136,969
	Indiana — 2.2%
	ABN AMRO Munitops Certificate Trust,
9,995	Series 2004-50, Rev., VRDO, MBIA, 3.51%, 03/06/08	9,995
10,000	Series 2006-34, Rev., VRDO, AMT, AMBAC, 4.00%, 03/06/08 (e)	10,000
13,055	Series 2006-46, Rev., VRDO, AMBAC, 4.00%, 03/06/08	13,055
5,950	Carmel School Building Corp., Series RR-II-R-S014, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 3.49%, 03/06/08	5,950
8,535	City of Indianapolis, Local Public Improvement Bond Bank, Series PT-1408, Rev., VRDO, MBIA, 3.20%, 07/01/19	8,535
7,600	City of Whiting, Industrial Sewer & Solid Waste, AMOCO Oil Co. Project, Rev., VRDO, 3.70%, 03/03/08	7,600
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 3.12%, 03/03/08	5,000
23,720	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 3.20%, 02/01/23	23,720
9,595	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	9,595
3,775	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.26%, 03/06/08	3,775
25,980	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.82%, 03/06/08	25,980
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,445	Series 2006-0092, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.26%, 03/06/08	17,445
14,575	Series 2006-0100, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	14,575
21,575	Series 2006-0138, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.20%, 05/01/13	21,575
7,400	Hammond School Building Corp., Series ROCS-RR-II-R-6515, Rev., VRDO, MBIA, LIQ: Citibank N.A., 3.49%, 03/06/08	7,400
10,000	Indiana Bond Bank, Advance Funding Program Notes, Series A, Rev., 3.00%, 01/30/09	10,081
24,000	Indiana Development Finance Authority, Psi Energy, Inc. Projects, Series A, Rev., VRDO, LOC: Barclays Bank plc, 3.10%, 03/03/08	24,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
	Indiana Health Facility Financing Authority, Ascension Health Credit Group,
40,000	Series A-1, Rev., VRDO, 2.85%, 03/03/08	40,000
90,025	Series A-2, Rev., VRDO, 3.00%, 03/03/08	90,025
2,485	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	2,485
26,900	Indiana Housing & Community Development Authority, Series C-3, Rev., VRDO, GNMA/FNMA, 3.05%, 03/06/08	26,900
12,280	Indiana Municipal Power Agency Supply System, Series 1412, Rev., VRDO, AMBAC, 4.50%, 01/01/10	12,280
6,900	Indiana State Finance Authority Revenue, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 3.10%, 03/03/08	6,900
20,000	Indiana State Office Building Commission, Miami Correctional Facility, Series II-A, Rev., VRDO, 2.90%, 03/03/08	20,000
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 3.25%, 03/03/08 (p)	2,900
18,600	Series SGA-151, Class A, Rev., VRDO, LIQ: Societe Generale, 2.82%, 03/05/08	18,600
	Lehman Municipal Trust Receipts, Various States,
20,250	Series 90W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.40%, 03/05/08	20,250
14,800	Series K103W, Regulation D, Rev., VRDO, FSA, LIQ: Lehman Liquidity Co., 3.32%, 03/05/08	14,800
18,850	Municipal Securities Trust Certificates, Series 1997-19, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08 (e) (p)	18,850
48,650	Purdue University, Student Facility Systems, Series C, Rev., VRDO, 2.45%, 03/03/08	48,650
14,295	Vinton-Tecumseh School Building Corp., Series 2244, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08	14,295
		555,216
	Iowa — 0.3%
18,645	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.26%, 03/06/08	18,645
	Iowa Finance Authority, Single Family Mortgage,
7,500	Series D, Rev., VRDO, GNMA/FNMA, 3.05%, 03/03/08	7,500
5,900	Series F, Rev., VRDO, GNMA/FNMA/FHA/VA PRIV MTGS, LIQ: Wells Fargo Bank N.A., 3.05%, 03/03/08	5,900
14,235	Municipal Securities Trust Certificates, Series 7024, Class A, Rev., VRDO, CIFG, LIQ: Bear Stearns Capital Markets (y), 5.25%, 03/06/08 (e)	14,235
40,000	State of Iowa, Rev., TRAN, 4.00%, 06/30/08	40,097
		86,377
	Kansas — 0.7%
9,780	City of Overland Park, Series SG-155, GO, VRDO, 3.22%, 03/06/08	9,780
77,880	City of Wichita, Renewal & Improvement, GO, 3.25%, 08/19/08	78,064
	Kansas State Department of Transportation, Highway,
31,415	Series C-2, Rev., VRDO, 2.94%, 03/03/08	31,415
50,000	Series C-2, Rev., VRDO, 3.07%, 03/03/08	50,000
8,950	Series C-4, Rev., VRDO, 2.97%, 03/03/08	8,950
2,000	Series ROCS-RR-II-R-10084, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/06/08	2,000
		180,209
	Kentucky — 3.1%
12,605	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 3.10%, 03/03/08	12,605
9,305	Clipper Tax-Exempt Certificate Trust, Series 2005-35, Rev., VRDO, AMT, 3.28%, 03/06/08	9,305
13,880	Kentucky Asset Liability Commission, Series, ROCS-RR-RR-R-10309CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.22%, 03/06/08	13,880
11,150	Kentucky Asset Liability Commission, MERLOTS, Series D23, Rev., VRDO, MBIA, 3.45%, 03/05/08	11,150
27,520	Kentucky Economic Development Finance Authority, Hospital, PT-Series 509, Rev., VRDO, FSA, 5.26%, 03/31/08	27,520
16,600	Kentucky Housing Corp., Series H, Rev., VRDO, AMT, 3.31%, 03/03/08	16,600
26,085	Kentucky Municipal Power Agency, Series ROCS-RR-II-R-10202, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.53%, 03/06/08	26,085

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — Continued
	Kentucky Public Energy Authority,
448,838	Series A, Rev., VRDO, 3.66%, 03/03/08	448,838
116,535	Series A-1, Rev., VRDO, 3.16%, 03/03/08	116,535
50,000	Series A-2, Rev., VRDO, 3.16%, 03/03/08	50,000
	Puttable Floating Option Tax-Exempt Receipts,
15,750	Rev., VRDO, LIQ: Merrill Lynch, 3.31%, 01/01/09	15,750
24,795	Series 4157, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 3.20%, 08/01/20	24,795
		773,063
	Louisiana — 0.9%
12,000	ABN AMRO Munitops Certificate Trust, Series 2002-17, Rev., VRDO, AMBAC, 3.61%, 03/06/08	12,000
13,256	Bank of New York Municipal Certificates Trust, Series 2, Rev., VRDO, 3.05%, 03/06/08	13,256
3,365	BB&T Municipal Trust, Series 4000, Rev., VRDO, LOC: Branch Banking & Trust, LIQ: Branch Banking & Trust, 3.29%, 03/06/08	3,365
9,135	Eclipse Funding Trust, Solar Eclipse, Series 2007-0112, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.20%, 11/01/17	9,135
665	Iberia Parish IDB, IDR, Cuming Insulation Corp. Project, Rev., VRDO, LOC: Regions Bank, 3.28%, 03/06/08	665
28,150	Louisiana Housing Finance Agency, Single-Family Mortgage, Series 2374, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Morgan Stanley Municipal Funding, 3.28%, 03/06/08	28,150
8,365	Louisiana Local Government, Environmental Facilities & Community Development Authority, Series A, Rev., VRDO, LOC: Regions Bank, 3.16%, 03/06/08	8,365
23,790	Louisiana Public Facilities Authority, Series ROCS-RR-II-R-11279, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 3.22%, 03/06/08	23,790
300	Louisiana Public Facilities Authority, Tiger Athletic Foundation Project, Rev., VRDO, LOC: Regions Bank, 3.15%, 03/03/08	300
56,660	Louisiana State Citizens Property Insurance Corp., Series 233, Rev., VRDO, AMBAC, LIQ: Svenska Handelsbanken, 4.24%, 06/01/16	56,660
3,000	Parish of East Baton Rouge, Exxon Corp. Project, Rev., VRDO, 3.09%, 03/03/08	3,000
8,350	Parish of East Baton Rouge, Solid Waste Disposal Authority, Exxon Corp. Project, Rev., VRDO, 3.95%, 03/03/08	8,350
4,950	South Louisiana Port Commission, Marine Terminal Facilities, Occidental Petroleum, Rev., VRDO, LOC: Bayerische Landesbank, 2.90%, 03/03/08	4,950
42,625	State of Louisiana, Series 158, GO, VRDO, AMBAC, LIQ: BNP Paribas, 4.25%, 10/15/14	42,625
		214,611
	Maine — 0.6%
8,900	Finance Authority of Maine, Jackson Lab Issue, Series 2002, Rev., VRDO, LOC: Bank of America N.A., 3.17%, 03/03/08	8,900
17,320	Finance Authority of Maine, Solid Waste, Series ROCS-RR-II-R-10239CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.30%, 03/06/08	17,320
	Maine State Housing Authority, Mortgage,
8,500	Series B, Rev., VRDO, AMT, 3.75%, 03/31/08	8,500
9,000	Series B-3, Rev., VRDO, AMT, 3.20%, 03/06/08	9,000
12,100	Series C-3, Rev., VRDO, AMT, 3.05%, 03/06/08	12,100
15,000	Series D, Rev., VRDO, AMT, 3.82%, 07/18/08	15,000
15,500	Series D-3, Rev., VRDO, AMT, 3.20%, 03/06/08	15,500
17,240	Series G, Rev., VRDO, AMT, 3.20%, 03/06/08	17,240
	State of Maine,
26,530	GO, BAN, 4.00%, 06/10/08	26,573
9,500	GO, BAN, 4.25%, 06/10/08	9,514
		139,647
	Maryland — 1.1%
23,825	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 2.90%, 03/03/08	23,825
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.87%, 03/05/08	3,135
3,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.03%, 03/06/08	3,700
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 2.90%, 03/05/08	6,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential,
16,900	Series C, Rev., VRDO, AMT, 3.00%, 03/03/08	16,900
20,000	Series C, Rev., VRDO, AMT, 3.12%, 03/03/08	20,000
1,000	Series I, Rev., VRDO, AMT, 3.03%, 03/03/08	1,000
57,600	Series J, Rev., VRDO, AMT, 3.00%, 03/03/08	57,600
3,310	Maryland State EDC, Series L9-J, Regulation D, Rev., VRDO, FSA, 3.45%, 03/05/08	3,310
14,545	Maryland State Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	14,545
22,510	Maryland State Stadium Authority, Sports Facilities Lease, Rev., VRDO, LIQ: Bank of America N.A., 3.00%, 03/05/08	22,510
26,775	Maryland State Transportation Authority, Passenger Facility Charge, Baltimore/Washington Airport, Series A, Rev., VRDO, LOC: State Street Bank & Trust Co., 2.89%, 03/03/08	26,775
	Montgomery County Housing Opportunities Commission Housing Revenue,
6,090	Series 2433, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.28%, 03/06/08	6,090
15,190	Series C, Rev., VRDO, LIQ: Depfa Banking plc, 3.08%, 03/03/08	15,190
12,165	Montgomery County Housing Opportunities Commission Housing Revenue, Multiple Purpose, Series C, Rev., VRDO, 3.08%, 03/03/08	12,165
5,100	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 2.84%, 06/01/30	5,100
	Municipal Security Trust,
4,000	Series 7057, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.50%, 03/06/08 (e)	4,000
10,000	State of Maryland, Capital Improvements, State & Local Facilities, Series A, GO, 5.25%, 03/01/09	10,291
	Washington Suburban Sanitation District,
5,700	Series A, BAN, GO, VRDO, 3.15%, 03/03/08	5,700
8,100	Series A, BAN, GO, VRDO, 3.15%, 03/03/08	8,100
8,900	Series A, BAN, GO, VRDO, 3.25%, 03/05/08	8,900
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 3.15%, 03/05/08	5,100
		280,336
	Massachusetts — 3.7%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 3.04%, 03/05/08	6,030
49,190	Clipper Tax-Exempt Certificate Trust, Series 2007-48, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.46%, 03/06/08	49,190
	Commonwealth of Massachusetts,
7,825	Series 1576, GO, VRDO, MBIA, 3.26%, 11/01/20	7,825
27,700	Series 2031, GO, VRDO, FSA AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.16%, 03/06/08	27,700
44,738	Series 716D, GO, VRDO, MBIA-IBC, LIQ: Morgan Stanley Municipal Funding, 3.40%, 03/06/08	44,738
26,945	Series A, GO, VRDO, 2.97%, 03/03/08	26,945
22,890	Series A, GO, VRDO, 4.02%, 03/03/08	22,890
5,600	Series B, GO, VRDO, 2.86%, 03/03/08	5,600
21,300	Series B, GO, VRDO, 3.25%, 03/03/08	21,300
15,000	Series B, GO, VRDO, 4.02%, 03/03/08	15,000
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,800	Series 2007-0010, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	13,800
31,120	Series 2007-0032, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	31,120
	Lehman Municipal Trust Receipts, Various States,
10,130	Series 07-P16, Regulation D, Rev., VRDO, AMBAC, LIQ: Lehman Liquidity Co., 4.12%, 03/03/08	10,130
19,955	Series F4W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.27%, 03/03/08	19,955
31,800	Series F10W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.52%, 03/05/08	31,800
10,500	Series FC16, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.52%, 03/05/08	10,500
16,956	Series P96, Regulation D, Rev., VRDO, FSA, MBIA, LIQ: Bank of New York, 4.15%, 03/03/08	16,956
33,910	Series P133, Regulation D, Rev., VRDO, MBIA, LIQ: Bank of New York, 3.24%, 03/05/08	33,910

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
100,000	Macon Trust, Various States, Series 2007, Rev., VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 3.27%, 03/06/08	100,000
4,970	Massachusetts Bay Transportation Authority, EAGLE, Series ROCS-RR-II-R-10160, Rev., VRDO, LIQ: Citigroup Financial Products, 3.18%, 03/06/08	4,970
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Special Assessment, Series SGA-123, Rev., VRDO, LIQ: Societe Generale, 2.82%, 03/05/08	5,750
44,550	Massachusetts Development Finance Agency, Series 923, Rev., VRDO, FHLMC, LIQ: FHLMC, 4.21%, 08/24/29	44,550
10,000	Massachusetts Development Finance Agency, Brimmer & May School, Rev., VRDO, LOC: Sovereign Bank FSB, 3.16%, 03/03/08	10,000
3,500	Massachusetts Development Finance Agency, Dana Hall School, Rev., VRDO, LOC: Sovereign Bank FSB, 3.18%, 03/03/08	3,500
	Massachusetts Development Finance Agency, Higher Education, Smith College,
29,570	Rev., VRDO, 3.00%, 03/03/08	29,570
5,800	Massachusetts Development Finance Agency, ISO New England, Inc., Rev., VRDO, LOC: Keybank N.A., 3.04%, 03/03/08	5,800
4,050	Massachusetts Development Financing Agency, The Bridge Issue, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	4,050
7,400	Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Series E, Rev., VRDO, LOC: Fleet National Bank, 3.90%, 03/03/08	7,400
32,500	Massachusetts Health & Educational Facilities Authority, Fairview Extended, Series B, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/06/08	32,500
25,815	Massachusetts Health & Educational Facilities Authority, Mount Ida College, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	25,815
	Massachusetts Health & Educational Facilities Authority, Partners Healthcare System,
5,445	Series D-4, Rev., VRDO, 3.06%, 03/03/08	5,445
54,635	Series F-3, Rev., VRDO, 3.06%, 03/03/08	54,635
2,200	Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., VRDO, LOC: Dexia Credit Local, 2.80%, 03/03/08	2,200
	Massachusetts Housing Finance Agency,
41,650	Series F, Rev., VRDO, FSA, 2.89%, 03/03/08	41,650
37,165	Series PA-1333, Rev., VRDO, FSA, 3.21%, 07/01/13	37,165
4,725	Massachusetts Housing Finance Agency, Single Family, Rev., VRDO, FSA, 3.04%, 03/03/08	4,725
56,999	Massachusetts Water Resources Authority, Series 742D, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/06/08	56,999
8,900	Massachusetts Water Resources Authority, Multimodal, Sub Series B, Rev., VRDO, LOC: Helaba, 2.86%, 03/03/08	8,900
	Puttable Floating Option Tax-Exempt Receipts,
18,820	Series 4303, GO, VRDO, AMBAC, LIQ: Dexia Credit Local, 3.19%, 08/01/30	18,820
17,985	Series PT-4299, Rev., VRDO, LIQ: Dexia Credit Local, 3.19%, 07/01/32	17,985
		917,818
	Michigan — 2.8%
	ABN AMRO Munitops Certificate Trust,
11,320	Series 2004-44, GO, VRDO, MBIA, 3.51%, 03/06/08	11,320
15,050	Series 2005-12, Rev., VRDO, AMT, GNMA COLL, 3.22%, 03/06/08	15,050
1,500	Series 2006-45, Rev., VRDO, AMT, GNMA COLL, 3.22%, 03/06/08	1,500
2,000	City of Detroit, Sewer Disposal, Series 370, Rev., VRDO, MBIA, LIQ: Depfa Bank plc, 3.33%, 07/01/17	2,000
3,345	City of Detroit, Sewer Disposal, Senior Lien, Series C-1, Rev., VRDO, FSA, 3.05%, 03/03/08	3,345
13,440	City of Detroit, Water Supply System, Series 3579, Rev., VRDO, LIQ: Merrill Lynch & Co., FSA, 3.19%, 07/01/16	13,440
2,300	City of Detroit, Water Supply System, MERLOTS, Series B24, Rev., VRDO, MBIA, 3.90%, 03/05/08	2,300
13,300	City of Detroit, Water Supply System, Second Lien, Series B, Rev., VRDO, FSA, 3.25%, 03/03/08	13,300
	City of Detroit School District,
8,495	GO, VRDO, FSA, Q-SBLF, 3.19%, 05/01/32	8,495
13,010	Series 3556, GO, VRDO, LIQ: Dexia Credit Local, FGIC, Q-SBLF, 3.19%, 05/01/25	13,010
5,245	East Lansing School District, Series ROCS-RR-II-R-2188, GO, VRDO, MBIA, Q-SBLF, LIQ: Citigroup Global Markets, 3.49%, 03/06/08	5,245

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
14,000	Eclipse Funding Trust, Solar Eclipse, Series 2006-0021, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.19%, 10/15/15	14,000
20,645	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 2.95%, 03/03/08	20,645
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 2.95%, 03/03/08	12,500
	Lehman Municipal Trust Receipts, Various States,
13,425	Series F25W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	13,425
28,575	Series F43W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.50%, 03/05/08	28,575
16,270	Series P136, Regulation D, Rev., VRDO, AMBAC, LIQ: Bank of New York, 4.09%, 03/03/08	16,270
66,905	Series P25W, Regulation D, Rev., VRDO, FSA, LIQ: Lehman Liquidity Co., 3.43%, 03/05/08	66,905
53,000	Michigan Municipal Bond Authority, Series B-2, Rev., LOC: Scotiabank, 4.50%, 08/20/08	53,197
2,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VRDO, FSA, LIQ: Morgan Stanley, 3.21%, 03/06/08	2,000
	Michigan State Hospital Finance Authority, Ascension Health Credit,
29,500	Series B, Rev., VRDO, 2.85%, 03/05/08	29,500
32,600	Series B3, Rev., VRDO, 3.00%, 03/03/08	32,600
1,000	Michigan State Hospital Finance Authority, MERLOTS, Series K, Rev., VRDO, MBIA, 3.40%, 03/05/08	1,000
	Michigan State Hospital Finance Authority, Trinity Health Credit,
870	Series E, Rev., VRDO, LIQ: Bank of Nova Scotia, 3.15%, 03/03/08	870
1,875	Series F, Rev., VRDO, LIQ: Bank of Nova Scotia, 3.50%, 03/03/08	1,875
3,000	Michigan State Housing Development Authority, Series B, Rev., VRDO, AMT, 3.38%, 03/03/08	3,000
6,265	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.29%, 03/15/08	6,265
1,700	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.04%, 03/06/08	1,700
	Michigan State Housing Development Authority, Rental Housing,
4,030	Series 267, Rev., VRDO, FSA, LIQ: Bayerische Landesbank, 3.22%, 07/01/15	4,030
1,600	Series A, Rev., VRDO, AMT, FSA, 4.04%, 04/01/42	1,600
2,890	Series C, Rev., VRDO, AMT, FSA, 4.04%, 03/03/08	2,890
	Michigan State Housing Development Authority, River Park Senior Apartments,
5,000	Series B, Rev., VRDO, LOC: National City Bank, 3.12%, 03/03/08	5,000
2,780	Michigan State Trunk Line, MERLOTS, Series B-02, Rev., VRDO, FSA, 3.45%, 03/05/08	2,780
	Michigan State University,
2,400	Rev., VRDO, 2.93%, 03/03/08	2,400
1,600	Series 1803, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.16%, 03/06/08	1,600
22,825	Series 2000-A, Rev., VRDO, 3.23%, 03/05/08	22,825
18,510	Series A, Rev., VRDO, 2.93%, 03/03/08	18,510
3,005	Series A, Rev., VRDO, 3.23%, 03/03/08	3,005
7,175	Series B, Rev., VRDO, 2.93%, 03/03/08	7,175
2,880	Michigan Strategic Fund, Henry Ford Museum Project, Rev., VRDO, LOC: Comerica Bank, 3.15%, 03/03/08	2,880
985	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VRDO, LOC: Sovereign Bank FSB, 3.01%, 03/03/08	985
3,705	Michigan Strategic Fund, Ritz-Craft Corp., Michigan Project, Rev., VRDO, LOC: Old Kent Bank, 3.16%, 03/03/08	3,705
9,110	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 2.95%, 03/03/08	9,110
14,055	Municipal Security Trust Certificates, Series 2007-294, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets (y), 3.23%, 03/06/08	14,055
6,500	Munitops II, Series 2007-58, Rev., VRDO, GNMA COLL, 3.22%, 03/06/08 (e)	6,500
38,415	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba, 2.95%, 03/03/08	38,415
5,220	South Redford School District, MERLOTS, Series D20, GO, VRDO, MBIA, Q-SBLF, 3.50%, 03/05/08	5,220
	State of Michigan,
2,670	Series 2754, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 3.26%, 05/15/23	2,670

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
4,720	Series 3760, GO, VRDO, LIQ: Dexia Credit Local, 3.26%, 11/01/12	4,720
42,000	Series A, GO, LOC: Depfa Bank plc, 4.00%, 09/30/08	42,255
	UBS Municipal Certificates, Various States,
9,950	Rev., VRDO, FSA, LIQ: Landesbank Hessen-Thueringen, 3.18%, 03/06/08	9,950
500	Series 07-1018, GO, VRDO, MBIA, Q-SBLF, 3.22%, 03/06/08	500
11,480	University of Michigan, Rev., VRDO, 3.10%, 03/03/08	11,480
	University of Michigan, Hospital,
9,745	Series A, Rev., VRDO, 4.00%, 03/03/08	9,745
2,520	Series A-2, Rev., VRDO, 4.00%, 03/03/08	2,520
2,145	Series B, Rev., VRDO, 3.10%, 03/03/08	2,145
	University of Michigan, Medical Services Plan,
38,150	Series A, Rev., VRDO, 3.10%, 03/03/08	38,150
830	Series A-1, Rev., VRDO, 4.00%, 03/03/08	830
13,700	Wayne Charter County, Floating Rate Receipts, Series SG-122, Rev., VRDO, LIQ: Societe Generale, 3.19%, 12/01/28	13,700
	Wayne Country Airport Authority,
2,500	MT-Series 115, Rev., VRDO, MBIA, LIQ: Svenska Handelsbanken, 3.22%, 12/01/15	2,500
18,270	PT-Series 2667, Rev., VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 4.60%, 12/01/15	18,270
1,600	Whitmore Lake Public School District, Series ROCS-RR-II-R-4515, GO, VRDO, Q-SBLF, LIQ: Citigroup Financial Products, 3.19%, 03/06/08	1,600
		707,052
	Minnesota — 0.8%
3,615	City of St. Louis Park, Catholic Finance Corp., St. Benilde, Rev., VRDO, LOC: Allied Irish Bank plc, 3.19%, 03/03/08	3,615
	Lehman Municipal Trust Receipts, Various States,
43,975	Series F8, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	43,975
39,625	Series P92W, Regulation D, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Lehman Liquidity Co., 3.47%, 03/03/08	39,625
17,530	Minneapolis & St. Paul Housing Finance Board, Series ROCS-RR-R-10226, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citigroup Financial Products, 3.27%, 03/06/08	17,530
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 3.00%, 03/03/08	5,000
23,000	Series G, Rev., VRDO, AMT, 3.73%, 05/29/08	23,000
5,225	Series J, Rev., VRDO, AMT, 3.00%, 03/03/08	5,225
30,000	Series K, Rev., VRDO, AMT, 3.78%, 08/11/08	30,000
11,800	Series O, Rev., VRDO, AMT, 3.35%, 12/18/08	11,800
18,975	Series S, Rev., VRDO, AMT, 3.00%, 03/03/08	18,975
4,995	Minnesota Public Facilities Authority, PCR, Water, Series ROC-II-R-31, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/03/08	4,995
11,110	Puttable Floating Option Tax-Exempt Receipts, Series 4245, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 3.22%, 08/01/38	11,110
		214,850
	Mississippi — 1.0%
	Clipper Tax-Exempt Certificate Trust,
3,665	Series 2005-16, Rev., VRDO, AMT, LIQ: State Street Bank & Trust Co., 3.28%, 03/06/08	3,665
15,960	Series 2007-32, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.26%, 03/06/08 (e)	15,960
	Jackson County, PCR, Chevron USA, Inc. Project,
4,075	Rev., VRDO, 3.25%, 03/03/08	4,075
16,750	Rev., VRDO, 3.65%, 03/03/08	16,750
	Mississippi Business Finance Commission, Chevron USA, Inc. Project,
33,000	Series A, Rev., VRDO, 2.85%, 03/03/08	33,000
13,000	Series B, Rev., VRDO, 2.90%, 03/03/08	13,000
86,271	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Gas Project, Series PT-1494, Rev., VRDO, 3.16%, 03/03/08	86,271
44,650	Puttable Floating Option Tax-Exempt Receipts, Series 514, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.06%, 01/01/30	44,650
20,515	State of Mississippi, MERLOTS, Series B08, GO, VRDO, FSA-CR, 3.45%, 03/05/08	20,515
		237,886
	Missouri — 0.6%
11,005	Bi-State Development Agency, Missouri-Illinois Metropolitan District, Series PT-1593, Rev., VRDO, FSA, 3.20%, 10/01/17	11,005
5,000	City of St. Louis, Rev., TRAN, 4.50%, 06/30/08	5,012

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Missouri — Continued
11,990	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	11,990
2,450	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 3.12%, 03/03/08	2,450
14,185	Lehman Municipal Trust Receipts, Various States, Series 06, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.47%, 03/05/08	14,185
3,000	Missouri Higher Education Loan Authority, Student Loan, Series B, Rev., VRDO, GTD, LOC: Bank of America N.A., 3.10%, 03/05/08	3,000
930	Missouri Housing Development Commission, Series PT-1286, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 3.36%, 09/01/32	930
20,605	Missouri Joint Municipal Electric Utility Commission, Series 2121, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	20,605
27,310	Missouri Joint Municipal Electric Utility Commission, MERLOTS, Series D27, Rev., VRDO, AMBAC, 5.40%, 03/05/08	27,310
2,510	Missouri State Health & Educational Facilities Authority, Series ROCS-RR-II-R-10293, Rev., VRDO, LIQ: Citigroup Financial Products, 3.19%, 03/06/08	2,510
10,400	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	10,400
	Missouri State Health & Educational Facilities Authority, SSM Health Care Services,
14,405	Series C-1, Rev., VRDO, FSA, 3.25%, 03/03/08	14,405
20,935	Series C-4, Rev., VRDO, FSA, 2.95%, 03/03/08	20,935
7,295	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 3.65%, 03/06/08	7,295
		152,032
	Montana — 0.2%
35,000	Montana Higher Education Student Assistance Corp.,, Series B, Rev., VRDO, AMT, GTD, 3.00%, 03/03/08	35,000
7,870	UBS Municipal Certificates, Various States, Rev., VRDO, 3.27%, 03/06/08	7,870
		42,870
	Nebraska — 1.1%
31,622	American Public Energy Agency Gas Supply, Series A, Rev., VRDO, 3.16%, 03/03/08	31,622
69,935	Central Plains Energy Project, Series ROCS-RR-II-R-848, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/06/08	69,935
19,235	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.80%, 03/06/08 (e)	19,235
	Lehman Municipal Trust Receipts, Various States,
7,500	Series K44, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.52%, 03/03/08	7,500
14,125	Series P88W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.10%, 03/03/08	14,125
	Nebraska Investment Finance Authority, Single Family Housing,
36,000	Series B, Rev., VRDO, 3.35%, 03/03/08	36,000
4,375	Series E, Rev., VRDO, 3.35%, 03/03/08	4,375
34,500	Series F, Rev., VRDO, AMT, FNMA, GNMA, FHLMC, 3.35%, 03/03/08	34,500
42,200	Series J, Rev., VRDO, AMT, 3.35%, 03/05/08	42,200
3,390	Series N-7, Regulation D, Rev., VRDO, 3.52%, 03/05/08	3,390
10,180	Nebraska Public Power District, Series 2426, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	10,180
		273,062
	Nevada — 1.1%
	ABN AMRO Munitops Certificate Trust,
24,560	Series 2004-28, Rev., VRDO, FGIC, 4.00%, 03/06/08	24,560
22,780	Series 2004-43, GO, VRDO, FGIC, 4.00%, 03/06/08	22,780
16,860	Clark County, Series 138, GO, VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 4.44%, 11/01/16	16,860
13,100	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 3.15%, 03/03/08	13,100
12,855	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	12,855
9,820	Nevada Housing Division, Series ROCS-RR-II-R-852, Rev., VRDO, FNMA COLL, LIQ: Citibank N.A., 3.27%, 03/06/08	9,820
	Nevada Housing Division, Multi-Unit Housing,
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.20%, 03/06/08	8,750

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nevada — Continued
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 3.20%, 03/06/08	10,900
3,295	Series M, Rev., VRDO, LOC: East West Bank, 3.20%, 03/06/08	3,295
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 4.00%, 03/05/08 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VRDO, LOC: Exchange Bank., 4.00%, 03/05/08	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.20%, 03/06/08	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: East West Bank, 3.20%, 03/03/08	4,750
5,520	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VRDO, LOC: East West Bank, 3.20%, 03/03/08	5,520
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.20%, 03/06/08	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.20%, 03/06/08	12,710
5,285	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VRDO, LOC: Citibank N.A., 3.20%, 03/03/08	5,285
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 3.05%, 03/06/08	21,000
11,000	Nevada Housing Division, Vintage At Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 3.05%, 03/06/08	11,000
7,510	Nevada System of Higher Education, Series DB-185Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 3.31%, 01/01/16	7,510
9,705	Puttable Floating Option Tax-Exempt Receipts, Series 4108, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.47%, 07/01/17	9,705
	State of Nevada,
4,800	Series PT-403, GO, VRDO, 3.17%, 05/15/08	4,800
8,815	Series RR-II-R-4054, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 3.22%, 03/06/08	8,815
9,745	Washoe County, Series 1241, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.41%, 03/06/08 (e)	9,745
		262,340
	New Hampshire — 0.1%
9,075	New Hampshire Health & Education Facilities Authority, Dartmouth College Issue, Rev., VRDO, 3.18%, 03/03/08	9,075
	New Hampshire Housing Finance Authority,
12,940	Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 3.30%, 03/06/08	12,940
9,750	Series 2434, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.28%, 03/06/08	9,750
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.10%, 03/05/08	5,200
1,375	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 3.12%, 03/03/08	1,375
		38,340
	New Jersey — 3.0%
10,000	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank of America N.A., 3.17%, 03/06/08	10,000
	Clipper Tax-Exempt Certificate Trust,
19,720	Series 2007-20, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.46%, 03/06/08	19,720
32,725	Series 2007-42, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.21%, 03/06/08	32,725
24,565	DFA Municipal Trust, Series 2007-04, Rev., VRDO, LIQ: Depfa Bank plc, 3.46%, 03/06/08	24,565
10,000	Lehman Municipal Trust Receipts, Various States, Series F19W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.15%, 03/05/08	10,000
2,800	Moorestown Township School District, MERLOTS, Series D13, GO, VRDO, MBIA, 3.45%, 03/05/08	2,800
	New Jersey EDA,
7,090	Series 2420, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	7,090
5,180	Series 2421, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	5,180
53,975	Series 2805, Rev., VRDO, AMBAC, FGIC, LIQ: Dexia Credit Local, 3.20%, 09/01/29	53,975
4,995	Series A, GO, VRDO, AMBAC, LIQ: Citibank N.A., 5.72%, 03/06/08	4,995
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VRDO, LOC: Bank of New York, 2.30%, 03/03/08	6,000
14,485	New Jersey EDA, MERLOTS, Series B-14, Rev., VRDO, AMBAC, 3.50%, 03/05/08	14,485

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — Continued
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Fleet National Bank, 2.92%, 03/03/08	1,500
10,170	New Jersey State Educational Facilities Authority, Series SG-148, Rev., VRDO, LIQ: Societe Generale, 3.19%, 03/06/08	10,170
30,000	New Jersey State Housing & Mortgage Finance Agency, Series V, Rev., VRDO, AMT, 3.05%, 03/03/08	30,000
	New Jersey State Turnpike Authority,
14,610	Series 2493, Rev., VRDO, AMBAC, 3.20%, 01/01/25	14,610
16,550	Series ROCS-RR-II-R-10162, Rev., VRDO, MBIA, LIQ: Citibank N.A., 4.39%, 03/06/08	16,550
	New Jersey Transportation Trust Fund Authority,
22,890	Series 963-D, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 6.98%, 03/06/08	22,890
8,748	Series 2427, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	8,748
18,430	Series 2494, Rev., VRDO, AMBAC, 3.20%, 12/15/23	18,430
14,855	Series 3472, Rev., VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 3.20%, 12/15/21	14,855
8,381	Series 941-D, Rev., VRDO, FSA-CR, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/08	8,381
	New Jersey Transportation Trust Fund Authority, MERLOTS,
5,655	Series B-04, Rev., VRDO, MBIA, 3.40%, 03/05/08	5,655
10,635	Series B-23, Rev., VRDO, AMBAC-TCRS-Bank of New York, 3.50%, 03/05/08	10,635
	Puttable Floating Option Tax-Exempt Receipts,
39,145	Series 3987, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 3.20%, 12/15/22	39,145
13,550	Series 4014, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 3.20%, 09/01/24	13,550
10,035	Series 4426, Rev., VRDO, AMBAC, LIQ: Merrill Lynch, 3.30%, 12/15/17	10,035
318,200	State of New Jersey, TRAN, 4.50%, 06/24/08	319,089
23,000	Tobacco Settlement Financing Corp., Series 2153, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	23,000
		758,778
	New Mexico — 0.5%
1,000	City of Farmington, Arizona Public Service Co., Series B, Rev., VRDO, LOC: Barclays Bank plc, 3.25%, 03/03/08	1,000
10,248	Clipper Tax-Exempt Certificate Trust, Series 2005-15, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.28%, 03/06/08	10,248
6,375	New Mexico Finance Authority, Series RR-II-R-2118, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 3.74%, 03/06/08	6,375
	New Mexico Mortgage Finance Authority,
1,945	Series 1378, Rev., VRDO, GNMA/FNMA/FHLMC, 3.36%, 03/01/33	1,945
52,046	Series 56TP, Rev., VRDO, LIQ: Goldman Sachs, 3.25%, 03/06/08	52,046
75,000	State of New Mexico, TRAN, 4.50%, 06/30/08	75,186
		146,800
	New York — 9.6%
	ABN AMRO Munitops Certificate Trust,
24,795	Series 2002-19, Rev., VRDO, MBIA-IBC, 3.51%, 03/06/08	24,795
13,300	Series 2004-46, Rev., VRDO, FSA, 3.17%, 03/06/08	13,300
	Bank of New York Municipal Certificates Trust,
4,345	Rev., VRDO, 3.00%, 03/06/08	4,345
4,345	Rev., VRDO, 3.05%, 03/06/08	4,345
100,185	Rev., VRDO, LIQ: Bank of New York, 3.05%, 04/01/08	100,185
1,200	City of New York, Sub Series H-3, GO, VRDO, FSA, 3.10%, 03/03/08	1,200
14,850	Eagle Tax-Exempt Trust, Series 2000-3208, Class A, Rev., VRDO, MBIA, LIQ: Citibank N.A., 5.24%, 03/06/08	14,850
24,400	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, MBIA-IBC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	24,400
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VRDO, AMBAC, LOC: U.S. BANK N.A., LIQ: U.S. Bank N.A., 3.22%, 05/15/13	14,210
10,655	Series 2006-2028, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/03/08	10,655
	Eclipse Funding Trust, Solar Eclipse, New York,
19,205	Series 2005-0005, Rev., VRDO, AMBAC, FSA, LIQ: U.S. Bank N.A., 3.79%, 03/03/08	19,205
11,500	Series 2006-0029, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	11,500
11,460	Series 2006-0112, Rev., VRDO, FSA-CR, LIQ: U.S. Bank N.A., 3.22%, 03/06/08 (e)	11,460

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
21,080	Series 2006-0159, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.70%, 06/05/08	21,080
	Lehman Municipal Trust Receipts, Various States,
15,000	Series F21W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.49%, 03/05/08	15,000
49,075	Series F33W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.27%, 03/03/08	49,075
10,450	Series F90W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.49%, 03/05/08	10,450
24,705	Series P29W, Regulation D, GO, VRDO, LIQ: Lehman Liquidity Co., 3.34%, 03/05/08	24,705
23,095	Series P44W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.31%, 03/05/08	23,095
	Long Island Power Authority, Electric Systems,
14,200	Series 822-D, Rev., VRDO, CIFG, LIQ: Morgan Stanley Municipal Funding, 4.64%, 03/06/08	14,200
900	Series D, Rev., VRDO, FSA, 3.20%, 03/03/08	900
300	Sub Series 2B, Rev., VRDO, LOC: Bayerische Landesbank, 3.10%, 03/03/08	300
	Metropolitan Transportation Authority,
34,154	Series 823-D, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/08	34,154
54,485	Series 848-D, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 10.66%, 03/06/08 (e)	54,485
10,015	Series A, Rev., FSA, 6.00%, 07/01/08 (p)	10,120
7,400	Series D-2, Rev., VRDO, FSA, 3.08%, 03/03/08	7,400
4,090	Series G, Rev., VRDO, LOC: BNP Paribas, 3.75%, 03/03/08	4,090
8,415	Series ROCS-RR-II-R-12131, Rev., VRDO, AMBAC, FSA-CR, LIQ: Bank of New York, 3.32%, 03/06/08	8,415
15,400	Sub Series E-1, Rev., VRDO, LOC: Fortis Bank N.V., 2.94%, 03/03/08	15,400
12,705	Sub Series G-2, Rev., VRDO, LOC: BNP Paribas, 3.95%, 03/03/08	12,705
59,405	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VRDO, FSA, 3.10%, 03/03/08	59,405
	Municipal Assistance Corp. for the City of New York,
5,000	Series O, Rev., 5.25%, 07/01/08	5,040
5,000	Series P, Rev., 5.00%, 07/01/08	5,036
	Municipal Security Trust Certificates,
14,245	Series 337, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 3.65%, 03/06/08 (e)	14,245
1,300	Series 2000-109, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.25%, 03/03/08 (e)	1,300
17,055	Series 2001-116, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08 (e)	17,055
8,600	Series 2001-122, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08 (e)	8,600
10,925	Series 2006-262, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets (y), 3.65%, 03/06/08	10,925
21,950	Series 2006-267, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 3.65%, 03/06/08	21,950
6,150	Series 9066, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.21%, 03/06/08 (e)	6,150
	Nassau Health Care Corp.,
8,100	Sub Series 2004-C1, Rev., VRDO, GTD, FSA, 3.08%, 03/03/08	8,100
6,800	Sub Series 2004-C3, Rev., VRDO, GTD, FSA, 2.99%, 03/03/08	6,800
	New York City,
50	Series PA-878, GO, VRDO, MBIA-IBC, 3.00%, 08/01/13	50
30,300	Sub Series A-2, GO, VRDO, LOC: Bank of American N.A., 2.85%, 03/03/08	30,300
15,950	Sub Series A-3, GO, VRDO, LOC: BNP Paribas, 2.82%, 03/03/08	15,950
11,000	Sub Series A-4, GO, VRDO, LOC: Bank of Nova Scotia, 2.85%, 03/03/08	11,000
100	Sub Series A-4, GO, VRDO, LOC: Bayerische Landesbank, 3.05%, 03/03/08	100
3,010	Sub Series A-6, GO, VRDO, FSA, 3.05%, 03/03/08	3,010
5,100	Sub Series A-6, GO, VRDO, LOC: Helaba, 2.85%, 03/05/08	5,100
4,500	Sub Series A-6, GO, VRDO, LOC: Landesbank Baden Wurttm, 2.88%, 03/03/08	4,500
15,750	Sub Series C-2, GO, VRDO, LOC: Bayerische Landesbank, 2.82%, 03/05/08	15,750
15,000	Sub Series C-3, GO, VRDO, LOC: BNP Paribas, 3.00%, 03/05/08	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
12,050	Sub Series C-4, GO, VRDO, LOC: BNP Paribas, 2.85%, 03/05/08	12,050
7,200	Sub Series C-5, GO, VRDO, LOC: Bank of New York, 2.88%, 03/05/08	7,200
17,550	Sub Series D-3, GO, VRDO, 2.95%, 12/01/32	17,550
150	Sub Series E-2, GO, VRDO, LOC: Bank of America N.A., 3.55%, 03/03/08	150
10,750	Sub Series E-3, GO, VRDO, LOC: Bank of America N.A., 3.32%, 03/06/08	10,750
30,000	Sub Series E-4, GO, VRDO, LOC: Bank of America N.A., 3.06%, 03/06/08	30,000
9,400	Sub Series G-2, GO, VRDO, LOC: Bank of Nova Scotia, 2.85%, 03/05/08	9,400
31,110	Sub Series H-2, GO, VRDO, LOC: Bank of New York, 2.89%, 03/05/08	31,110
3,515	Sub Series H-2, GO, VRDO, LOC: Bank of Nova Scotia, 2.85%, 03/05/08	3,515
25,535	Sub Series H-3, GO, VRDO, LOC: Bank of New York, 3.00%, 03/05/08	25,535
3,625	Sub Series H-4, GO, VRDO, LOC: Bank of New York, 3.10%, 03/03/08	3,625
8,705	Sub Series H-5, GO, VRDO, LOC: Dexia Credit Local, 2.82%, 03/05/08	8,705
3,785	Sub Series H-7, GO, VRDO, LOC: KBC Bank N.V., 3.10%, 03/03/08	3,785
2,550	Sub Series I-5, GO, VRDO, LOC: C.A. Public Employees Retirement, 3.40%, 03/03/08	2,550
22,400	New York City Capital Resources Corp., Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank of America N.A., 2.90%, 03/03/08	22,400
7,825	New York City Municipal Water Finance Authority, Fiscal Year 2003, Sub Series C-1, Rev., VRDO, 3.05%, 03/03/08	7,825
2,700	New York City Housing Development Corp., 55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 2.87%, 03/03/08	2,700
10,300	New York City Housing Development Corp., 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/03/08	10,300
17,810	New York City Housing Development Corp., 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/03/08	17,810
12,800	New York City Housing Development Corp., La Casa De Sol, Series VA, Rev., VRDO, LOC: Citibank N.A., 2.97%, 03/03/08	12,800
25,000	New York City Housing Development Corp., Markham Gardens Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 3.10%, 03/03/08	25,000
4,300	New York City Housing Development Corp., Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/05/08	4,300
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.85%, 03/03/08	3,070
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.15%, 03/05/08	15,000
3,320	New York City Housing Development Corp., Parkview Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 2.90%, 03/03/08	3,320
10,480	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 2.97%, 03/03/08	10,480
12,930	New York City Housing Development Corp., West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 2.95%, 03/05/08	12,930
9,250	New York City Housing Finance Agency, Chelsea Arms, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/03/08	9,250
20,000	New York City IDA, Liberty Bonds, F.C. Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 2.85%, 03/06/08	20,000
18,550	New York City IDA, Liberty Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 3.65%, 03/03/08	18,550
400	New York City IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 2.75%, 03/05/08	400
	New York City Municipal Finance Authority,
40,000	Series 1501, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	40,000
11,347	Series 1694, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	11,347
1,300	Sub Series F-1, Rev., VRDO, 3.00%, 03/15/08	1,300
240	Sub Series F-2, Rev., VRDO, 3.78%, 03/17/08	240
	New York City Municipal Water Finance Authority, 2nd Generation,
200	Class AA-3, Rev., VRDO, 3.12%, 03/06/08	200
1,400	Class CC-1, Rev., VRDO, 3.55%, 03/03/08	1,400
20,030	Series AA-1, Rev., VRDO, 3.40%, 03/03/08	20,030
10,500	Series AA-2, Rev., VRDO, 3.55%, 03/03/08	10,500

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
5,885	New York City Municipal Water Finance Authority, Water & Sewer Systems, Series 1076, Rev., VRDO, 3.26%, 06/15/32	5,885
18,555	New York City Municipal Water Finance Authority, Water & Sewer Systems, Fiscal Year 2003, Sub Series C-3, Rev., VRDO, 3.10%, 03/03/08	18,555
30,575	New York City Transitional Finance Authority, Sub Series 2-E, Rev., VRDO, LIQ: NYS Common Return Fund, 2.55%, 11/01/22	30,575
	New York City Transitional Finance Authority, Future Tax Secured,
100	Series B, Rev., VRDO, 3.05%, 03/03/08	100
1,000	Series C, Rev., 5.00%, 05/01/08 (p)	1,014
4,450	Series C-5, Rev., VRDO, 4.00%, 03/03/08	4,450
	New York City Transitional Finance Authority, New York City Recovery,
3,960	Sub Series 1-A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 2.82%, 03/05/08	3,960
140	Sub Series 3-B, Rev., VRDO, 3.91%, 03/03/08	140
10,760	Sub Series 3-C, Rev., VRDO, 2.55%, 11/01/22	10,760
14,535	Sub Series 3-D, Rev., VRDO, 2.55%, 11/01/22	14,535
1,200	Sub Series 3-H, Rev., VRDO, 4.00%, 03/03/08	1,200
1,100	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 4.65%, 03/03/08	1,100
	New York Local Government Assistance Corp.,
1,600	Series B, Rev., VRDO, LOC: Bank of Nova Scotia, 3.00%, 03/03/08	1,600
10,529	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.00%, 03/03/08	10,529
16,400	Series F, Rev., VRDO, LOC: Societe Generale, 2.86%, 03/03/08	16,400
7,600	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 2.88%, 03/03/08	7,600
10,300	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, MBIA-IBC, 3.19%, 04/01/08	10,300
12,350	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VRDO, FSA, 3.00%, 03/03/08	12,350
	New York Liberty Development Corp.,
53,060	Series 1416, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	53,060
50,000	Series 2250, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	50,000
	New York Mortgage Agency, Homeowner Mortgage,
30,275	Series 122, Rev., VRDO, AMT, 2.95%, 03/03/08	30,275
32,700	Series 125, Rev., VRDO, AMT, 3.32%, 03/03/08	32,700
10,400	Series 132, Rev., VRDO, AMT, 3.15%, 03/05/08	10,400
2,000	Series 135, Rev., VRDO, AMT, 3.10%, 03/03/08	2,000
7,300	Series 139, Rev., VRDO, AMT, 3.97%, 03/03/08	7,300
10,150	Series 144, Rev., VRDO, AMT, 3.10%, 03/03/08	10,150
12,100	Series 150, Rev., VRDO, AMT, 3.60%, 03/03/08	12,100
	New York State Dormitory Authority,
10,232	Series 1158, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/08	10,232
28,037	Series 1322, Rev., VRDO, FHA, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/08	28,037
17,140	Series 3675, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 3.17%, 03/15/28	17,140
5,000	Series PA-449, Rev., VRDO, FSA, 4.50%, 01/15/09	5,000
	New York State Dormitory Authority, Mental Health Services,
25,980	Sub Series D-2B, Rev., VRDO, FSA, 3.15%, 03/03/08	25,980
22,845	Sub Series D-2E, Rev., VRDO, 3.08%, 03/03/08	22,845
16,500	Sub Series D-2H, Rev., VRDO, 3.08%, 03/03/08	16,500
6,000	New York State Energy Research & Development Authority, Series C-1, Rev., VRDO, LOC: Citibank N.A., 2.97%, 03/03/08	6,000
4,995	New York State Environmental Facilities Corp., Series 174, Rev., VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 4.50%, 06/15/11	4,995
31,054	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	31,054
	New York State Housing Finance Agency,
35,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/03/08	35,800
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.90%, 03/03/08	1,800
11,100	Series C, Rev., VRDO, LOC: Dexia Credit Local, 2.82%, 03/03/08	11,100
13,800	Series D, Rev., VRDO, LOC: State Street Bank & Trust Co., 2.82%, 03/03/08	13,800
900	Sub Series H-3, GO, VRDO, FSA, 3.10%, 03/03/08	900
36,100	New York State Housing Finance Agency, 10 Liberty, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.85%, 03/03/08	36,100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 2.98%, 03/03/08	8,000
12,500	New York State Housing Finance Agency, 125 West 31st Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/05/08	12,500
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.98%, 03/03/08	4,100
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 3.10%, 03/03/08	4,200
12,500	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 2.97%, 03/03/08	12,500
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.97%, 03/03/08	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/03/08	3,200
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/03/08	5,900
28,700	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/03/08	28,700
16,800	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/03/08	16,800
33,170	New York State Housing Finance Agency, Kew Gardens Hills, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/03/08	33,170
23,230	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.25%, 03/05/08	23,230
23,300	New York State Housing Finance Agency, Prospect Plaza Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 2.90%, 03/03/08	23,300
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 3.03%, 03/03/08	6,680
11,300	New York State Housing Finance Agency, Theater Row, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.90%, 03/03/08	11,300
13,250	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/03/08	13,250
	New York State Housing Finance Agency, Victory Housing,
15,005	Series 2000-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.90%, 03/05/08	15,005
10,000	Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.90%, 03/03/08	10,000
	New York State Housing Finance Agency, West 38 Street,
18,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.98%, 03/05/08	18,000
	New York State Housing Finance Agency, Worth Street,
5,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.82%, 03/03/08	5,500
	New York State Thruway Authority,
64,835	Series 1611, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.14%, 03/06/08	64,835
35,980	Series ROCS-RR-II-R-12114, Rev., VRDO, FSA, LIQ: Bayerische Landesbank, 3.21%, 03/06/08	35,980
	New York State Urban Development Corp.,
4,453	Series 1703, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	4,453
15,200	Series ROCS-RR-II-R10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 3.23%, 03/06/08	15,200
26,335	New York State Urban Development Corp., Correctional Facilities Service Contract, Series C, Rev., AMBAC, 6.00%, 01/01/09 (p)	27,225
10,000	Niagara Falls City School District, High School Facility, COP, MBIA-IBC, 5.38%, 06/15/08 (p)	10,172
	Onondaga County IDA, Reference Solvay Paperboard Project,
4,000	Rev., VRDO, LOC: Citibank N.A., 2.95%, 03/03/08	4,000
13,400	Port Authority of New York & New Jersey, Series 1928, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	13,400
10,310	Tobacco Settlement Financing Authority, Series 1992, Rev., VRDO, AMBAC, 3.19%, 06/01/21	10,310
12,080	Triborough Bridge & Tunnel Authority, Series PA-1090, Rev., VRDO, MBIA-IBC, 3.26%, 01/01/12	12,080
10,000	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	10,000
25,893	Westchester County IDA, Series 2007-103G, Rev., VRDO, LIQ: Goldman Sachs, 3.24%, 03/06/08	25,893
		2,394,871

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — 2.5%
35,855	Charlotte-Mechlenburg, Hospital Authority, Series F, Rev., VRDO, FSA, 3.00%, 03/03/08	35,855
25,570	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank of America N.A., 2.92%, 03/03/08	25,570
9,595	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 3.00%, 03/06/08	9,595
6,235	City of Charlotte, Transit Projects, Phase II-F, COP, VRDO, 2.92%, 03/03/08	6,235
8,405	City of Charlotte, Water & Sewer Systems, Series B, Rev., VRDO, 3.00%, 03/03/08	8,405
1,300	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 3.25%, 03/05/08	1,300
22,690	City of Greensboro, Enterprise Systems, Series B, Rev., VRDO, 2.90%, 03/05/08	22,690
5,000	City of Winston-Salem, Water & Sewer Systems, Series B, Rev., VRDO, 2.98%, 03/05/08	5,000
	Fayetteville Public Works Commission,
8,505	Rev., VRDO, FSA, 2.95%, 03/03/08	8,505
4,400	Series A, Rev., VRDO, FSA, 2.95%, 03/03/08	4,400
	Guilford County,
20,000	GO, VRDO, 2.85%, 03/03/08	20,000
33,780	Series B, GO, VRDO, 3.00%, 03/03/08	33,780
30,000	Series C, GO, VRDO, GTD, 2.85%, 03/05/08	30,000
	Mecklenburg County,
38,860	Series B, GO, VRDO, 3.33%, 03/03/08	38,860
5,000	Series C, GO, VRDO, LIQ: Bank of America N.A., 2.90%, 03/03/08	5,000
8,205	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	8,205
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.38%, 03/03/08	10,255
7,550	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 2.90%, 03/05/08	7,550
2,505	North Carolina Housing Finance Agency, Series 03-L44J, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity LLC, 3.55%, 03/05/08	2,505
4,950	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 3.05%, 03/03/08	4,950
	North Carolina Housing Finance Agency, Home Ownership,
12,470	Series 16-C, Rev., VRDO, LIQ: Bank of America N.A., 3.00%, 03/03/08	12,470
1,000	Series 17-C, Rev., VRDO, LIQ: Bank of America N.A., 3.00%, 03/03/08	1,000
2,500	Series TR-18C, Rev., VRDO, LIQ: Bank of America N.A., 3.00%, 03/03/08	2,500
5,705	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VRDO, 2.65%, 03/05/08	5,705
	North Carolina Medical Care Commission, Duke University Health System,
48,550	Series B, Rev., VRDO, 2.97%, 03/03/08	48,550
30,650	Series C, Rev., VRDO, 2.97%, 03/03/08	30,650
7,100	North Carolina Medical Care Commission, FirstHealth Carolinas Project, Rev., VRDO, 2.98%, 03/05/08	7,100
23,815	North Carolina Medical Care Commission, Iredell Memorial Hospital, Rev., VRDO, LOC: Bank of America N.A., 3.65%, 03/03/08	23,815
2,200	North Carolina Medical Care Commission, Lincoln Health Systems Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.02%, 03/03/08	2,200
	North Carolina Medical Care Commission, Moses H. Cone Memorial Hospital Project,
10,200	Rev., VRDO, 2.95%, 03/03/08	10,200
42,300	Series A, Rev., VRDO, 3.16%, 03/03/08	42,300
15,000	North Carolina Medical Care Commission, Union Regulation Medical Center Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 3.00%, 03/03/08	15,000
14,800	North Carolina State University at Raleigh, Series B, Rev., VRDO, 2.92%, 03/03/08	14,800
5,560	State of North Carolina, Series D, GO, VRDO, 2.85%, 03/03/08	5,560
29,380	Town of Cary, Public Improvements, GO, VRDO, 2.96%, 03/03/08	29,380
	Union County,
16,500	Series A, GO, VRDO, 3.00%, 03/03/08	16,500
13,810	Series B, GO, VRDO, 3.32%, 03/03/08	13,810
19,280	University of North Carolina, Series C, Rev., VRDO, 2.90%, 03/03/08	19,280

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	University of North Carolina at Chapel Hill, University Hospital,
28,440	Series A, Rev., VRDO, 3.00%, 03/03/08	28,440
6,290	Series B, Rev., VRDO, 3.65%, 03/03/08	6,290
6,500	Wake County Industrial Facilities & Pollution Control Financing Authority, Rev., VRDO, LOC: Wachovia Bank N.A., 3.43%, 03/06/08	6,500
		630,710
	North Dakota — 0.2%
3,325	North Dakota State Housing Finance Agency, Series ROC-II-R-140, Rev., VRDO, LIQ: Citibank N.A., 3.27%, 03/06/08	3,325
	North Dakota State Housing Finance Agency, Home Mortgage,
9,490	Series A, Rev., VRDO, 3.06%, 03/05/08	9,490
9,205	Series B, Rev., VRDO, 3.06%, 03/05/08	9,205
21,280	Series C, Rev., VRDO, 3.06%, 03/05/08	21,280
		43,300
	Ohio — 1.9%
7,229	Bank of New York Municipal Certificates Trust, Rev., VRDO, GNMA COLL, 3.00%, 03/06/08	7,229
	Buckeye Tobacco Settlement Financing Authority,
29,933	Series 2125, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.26%, 03/06/08	29,933
37,625	Series 2149, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.26%, 03/06/08	37,625
6,245	Cincinnati City School District, Series ROCS-RR-II-R-4049, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 3.22%, 03/06/08	6,245
1,750	City of Cleveland, Series M, Rev., VRDO, FSA, 3.10%, 03/03/08	1,750
540	City of Westlake, Health Care Facilities Lutheran Home Project, Rev., VRDO, LOC: National City Bank, 3.12%, 03/03/08	540
1,500	Cleveland-Cuyahoga County Port Authority, Cultural Facilities, Playhouse Square Foundation Project, Rev., VRDO, LOC: Fifth Third Bank, 3.06%, 03/03/08	1,500
1,375	Cuyahoga County, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 3.15%, 03/03/08	1,375
87,750	Cuyahoga County, Hospital, Series 263, Rev., VRDO, MBIA, LIQ: Bayerische Landesbank, 3.19%, 03/31/08	87,750
11,460	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	11,460
12,005	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.78%, 06/04/08	12,005
	Lehman Brothers Pooled Municipal Trust Receipts,
13,415	Series F8W, Regulation D, GO, VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	13,415
22,550	Series F22W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.27%, 03/03/08	22,550
16,300	Montgomery County, Catholic Health, Series B-2, Rev., VRDO, 2.98%, 03/03/08	16,300
	Montgomery County, Kettering Health,
50,000	Series A, Rev., VRDO, FSA, 3.14%, 03/03/08	50,000
50,000	Series B, Rev., VRDO, FSA, 3.14%, 03/03/08	50,000
20,000	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, LOC: Keybank N.A., 3.00%, 03/03/08	20,000
2,135	Ohio Air Quality Development Authority, PCR, Ohio Edison Co., Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 4.15%, 03/03/08	2,135
	Ohio Housing Finance Agency, Residential Mortgage Backed,
14,500	Series B, Rev., VRDO, AMT, 3.05%, 03/03/08	14,500
20,000	Series F, Rev., VRDO, FNMA, GNMA, 2.91%, 03/03/08	20,000
95	Ohio Housing Finance Agency, Single Family Housing, Series ROCS-RR-II-R-812, Rev., VRDO, LIQ: Bayerische Landesbank, 3.27%, 03/03/08	95
3,400	Ohio State Water Development Authority, Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 3.15%, 03/06/08	3,400
20,300	Ohio State Water Development Authority, First Energy Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 3.20%, 03/03/08	20,300
10,200	Ohio State Water Development Authority, Multimodal, Water Development Timken, Rev., VRDO, LOC: Northern Trust Co., 3.10%, 03/03/08	10,200
28,265	Puttable Floating Option Tax-Exempt Receipts, Series 513, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.06%, 10/01/30	28,265
7,755	State of Ohio, GO, VRDO, FSA, LIQ: Citibank N.A., 3.22%, 03/06/08	7,755

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
1,120	State of Ohio, BP Chemical, Inc. Project, Series 2002-BP, Rev., VRDO, 3.65%, 03/03/08	1,120
1,430	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 3.65%, 03/03/08	1,430
1,800	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 3.65%, 03/03/08	1,800
		480,677
	Oklahoma — 0.2%
22,468	Clipper Tax-Exempt Trust, Series 2002-9, COP, VRDO, LIQ: State Street Bank & Trust Co., 3.31%, 03/06/08	22,468
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.04%, 03/06/08	10,490
6,500	Tulsa Industrial Authority, Justin Industries Project, Rev., VRDO, LOC: Bank of New York, 2.90%, 03/06/08	6,500
14,665	University Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	14,665
		54,123
	Oregon — 1.2%
15,000	City of Portland, GO, TAN, 4.25%, 06/26/08	15,047
24,995	DFA Municipal Trust, Series 2008-1, Rev., VRDO, XLCA, LOC: Depfa Bank plc, 3.46%, 03/06/08	24,995
5,900	Oregon Health & Science University, OHSU Medical Group Project, Series A, Rev., VRDO, LOC: Bank of New York, 2.95%, 03/03/08	5,900
5,125	Oregon State Department of Administrative Services, State Lottery, Series PT-1394, Rev., VRDO, FSA, 3.31%, 04/01/18	5,125
	Oregon State Department of Transportation, Sub Lien,
40,000	Series B-2, Rev., VRDO, 3.00%, 03/03/08	40,000
33,600	Series B-2, Rev., VRDO, LIQ: Dexia Credit Local, 3.16%, 03/03/08	33,600
	Oregon State Housing & Community Services Department,
10,000	Series C, Rev., VRDO, AMT, 3.20%, 03/06/08	10,000
15,000	Series I, Rev., VRDO, AMT, 3.00%, 03/05/08	15,000
7,465	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 3.10%, 03/03/08	7,465
5,000	Oregon State Housing & Community Services Department, Single-Family Mortgage Program, Series L, Rev., VRDO, 3.00%, 03/05/08	5,000
12,445	Portland Housing Authority, Housing Authority, Multi-Family, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, LOC: Wells Fargo Bank N.A., 3.14%, 03/03/08	12,445
	State of Oregon,
16,200	Series 73F, GO, VRDO, 3.00%, 03/03/08	16,200
80,000	Series A, GO, TAN, 4.50%, 06/30/08	80,223
4,195	Series MT-229, Rev., VRDO, 3.20%, 03/03/08	4,195
21,600	State of Oregon, Veterans Welfare, Series 83, GO, VRDO, 2.87%, 03/05/08	21,600
		296,795
	Other Territories — 2.1%
37,032	Clipper Tax-Exempt Certificate Trust, Multi-State, Series 2007-40, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.31%, 03/06/08	37,032
14,915	Deutsche Bank Spears/Lifers Trust Various States, Series DB-292, Rev., VRDO, LIQ: Deutsche Bank A.G., 3.20%, 02/15/27	14,915
	Lehman Municipal Trust Receipts, Various States,
9,760	Series 07-P13, Regulation D, Rev., VRDO, AMBAC, LIQ: Lehman Liquidity Co., 4.00%, 03/03/08	9,760
55,000	Series 119W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.10%, 03/03/08	55,000
30,975	Series F14W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.27%, 03/03/08	30,975
25,000	Series F17W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.27%, 03/03/08	25,000
24,170	Series P85W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.10%, 03/03/08	24,170
8,415	Series P112, Regulation D, Rev., VRDO, AMBAC, FSA, LIQ: Bank of New York, 4.10%, 03/03/08	8,415
13,500	Series P121, Regulation D, Rev., VRDO, FSA, MBIA, LIQ: Bank of New York, 4.15%, 03/03/08	13,500
17,910	Series P132, Regulation D, Rev., VRDO, AMBAC, FSA, LIQ: Bank of New York, 4.10%, 03/03/08	17,910
14,050	Series P134, Regulation D, Rev., VRDO, AMBAC, MBIA, LIQ: Bank of New York, 4.10%, 03/03/08	14,050

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territories — Continued
134,220	Series P84W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.10%, 03/03/08	134,220
23,405	Series P89W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.10%, 03/03/08	23,405
8,045	Municipal Securities Pool Trust, Series SG-P-18, Rev., VRDO, LIQ: Societe Generale, 3.20%, 01/01/35	8,045
	Puttable Floating Option Tax-Exempt Receipts,
38,620	Series PPT-34, FHLMC, LIQ: FHLMC, 3.46%, 12/01/29	38,620
28,190	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., LIQ: FHLMC, 3.38%, 12/01/31	28,190
9,100	Sun America Trust, Various States, Series 2, Class A, Rev., VRDO, LIQ: FHLMC, 3.41%, 03/06/08	9,100
14,145	UBS Municipal Certificates, Various States, GO, VRDO, LIQ: BNP Paribas, 3.26%, 03/06/08	14,145
31,720	Wachovia Bank MERLOTS/Bruts Trust, Series ON1, Rev., VRDO, 3.36%, 03/06/08	31,720
		538,172
	Pennsylvania — 4.1%
21,210	ABN AMRO Munitops Certificate Trust, Series 2001-12, GO, VRDO, MBIA, 3.96%, 03/06/08	21,210
21,084	Allegheny County Hospital Development Authority, Pittsburgh Medical Center, Series B-1, Rev., VRDO, 3.30%, 03/03/08	21,084
4,040	Berks County IDA, Kutztown University Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.38%, 03/03/08	4,040
12,890	Bucks County IDA, Law School Admission Council, Rev., VRDO, LOC: Allied Irish Bank plc, 3.00%, 03/03/08	12,890
4,150	Chester County Health & Educational Facilities Authority, Barclay Friends Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 2.98%, 03/05/08	4,150
75,000	City of Philadelphia, Multimodal, Series B, GO, VRDO, FSA, 3.16%, 03/06/08	75,000
	City of Philadelphia, Water & Wastewater Systems,
10,000	Class A, Rev., VRDO, FSA, LIQ: Citibank N.A., 3.25%, 03/06/08	10,000
36,775	Rev., VRDO, FSA, 2.95%, 03/03/08	36,775
57,520	Series B, Rev., VRDO, FSA, 2.95%, 03/03/08	57,520
50,000	Clipper Tax-Exempt Certificate Trust, Series 2007-30, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.26%, 03/06/08	50,000
13,885	Commonwealth of Pennsylvania, Series 2235, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08	13,885
	Delaware Valley Regional Financial Authority,
18,300	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 2.85%, 03/03/08	18,300
17,375	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 2.95%, 03/05/08	17,375
23,070	Easton Area School District, Series 1824, GO, VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08	23,070
11,600	Emmaus General Authority, Loan Project, Series A, Rev., VRDO, FSA, 3.19%, 03/06/08	11,600
	Lehman Municipal Trust Receipts, Various States,
60,000	Series F2W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	60,000
11,525	Series F5W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	11,525
3,700	Series FC17, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.60%, 03/05/08	3,700
5,510	Series FC18, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.60%, 03/05/08	5,510
13,330	Montgomery County IDA, PCR, Exelon Corp., Rev., VRDO, LOC: Wachovia Bank N.A., 2.96%, 03/03/08	13,330
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manor Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.94%, 03/06/08	4,710
1,900	Series T-2, Rev., VRDO, LIQ: FNMA, 2.94%, 03/06/08	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.94%, 03/06/08	10,000
13,750	Municipal Securities Trust Certificates, Series 7031, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets (y), 3.23%, 03/06/08	13,750
6,110	New Garden General Authority, Series II, Rev., VRDO, FSA, 3.10%, 03/03/08	6,110
6,400	North Wales Water Authority, Rev., VRDO, FSA, 3.10%, 03/03/08	6,400
2,500	Norwin School District, MERLOTS, Series D25, GO, VRDO, FSA, 3.35%, 03/05/08	2,500
36,215	Octorara Area School District, GO, VRDO, FSA, 3.18%, 03/03/08	36,215

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
7,165	Pennsylvania Convention Center Authority, Series ROCS-RR-II-R-10189, Rev., VRDO, FGIC, LIQ: Citibank N.A., 5.35%, 03/06/08	7,165
45,325	Pennsylvania Economic Development Financing Authority, Series ROCS-RR-II-R-10049CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.22%, 03/06/08	45,325
11,510	Pennsylvania Economic Development Financing Authority, Energy Supply LLC Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.80%, 03/03/08	11,510
2,470	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.04%, 03/05/08	2,470
21,325	Pennsylvania Higher Educational Facilities Authority, Series MT-042, Rev., VRDO, 3.36%, 07/01/09	21,325
3,700	Pennsylvania Higher Educational Facilities Authority, Philadelphia University, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 2.94%, 03/03/08	3,700
28,880	Pennsylvania Housing Finance Agency, Rev., VRDO, AMT, 3.00%, 03/03/08	28,880
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
15,300	Series 83-B, Rev., VRDO, AMT, 3.00%, 03/03/08	15,300
13,045	Series 85-B, Rev., VRDO, 3.00%, 03/03/08	13,045
17,000	Series 85-C, Rev., VRDO, 3.00%, 03/03/08	17,000
12,700	Series 86-B, Rev., VRDO, 3.00%, 03/03/08	12,700
40,495	Series 87-B, Rev., VRDO, AMT, 3.04%, 03/03/08	40,495
2,000	Series 87-C, Rev., VRDO, AMT, 3.04%, 03/03/08	2,000
1,820	Series 90-C, Rev., VRDO, AMT, 3.02%, 03/03/08	1,820
26,600	Series 91-B, Rev., VRDO, AMT, 3.00%, 03/03/08	26,600
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VRDO, 3.20%, 03/03/08	12,300
4,100	Series B, Rev., VRDO, 3.16%, 03/03/08	4,100
39,000	Philadelphia School District, Series A, TRAN, GO, LOC: Bank of America N.A., 4.50%, 06/27/08	39,095
20,000	Pittsburgh & Allegheny County Sports & Exhibition Authority, Series A, Rev., VRDO, FSA, 3.08%, 03/03/08	20,000
19,005	Pittsburgh Urban Redevelopment Authority, Series 996, Rev., VRDO, 3.31%, 04/01/08	19,005
	Puttable Floating Option Tax-Exempt Receipts,
20,000	Series 548, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 3.19%, 11/15/10	20,000
16,770	Series 4117, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 3.19%, 11/01/17	16,770
20,000	RBC Municipal Products, Inc. Trust, Series C-5, Rev., VRDO, LIQ: Royal Bank of Canada, 3.22%, 03/03/08	20,000
30,000	UBS Municipal Certificates, Various States, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 2.15%, 03/06/08	30,000
	University of Pittsburgh, University Capital Project,
16,000	Series B, Rev., VRDO, 2.85%, 03/03/08	16,000
6,000	Series C, Rev., VRDO, 2.92%, 03/03/08	6,000
6,500	Series C, Rev., VRDO, 3.23%, 03/03/08	6,500
	University of Pittsburgh, University Capital Project, Commonwealth System of Higher Education,
15,000	Series B, Rev., VRDO, 2.85%, 03/03/08	15,000
10,000	Washington County Hospital Authority, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 3.18%, 03/03/08	10,000
3,700	York General Authority, Pooled Financing, Harrisburg Parking Facilities Improvements, Sub Series 96-C, Rev., VRDO, FSA, 3.38%, 03/03/08	3,700
		1,040,354
	Puerto Rico — 1.3%
19,000	Commonwealth of Puerto Rico, TRAN, VRDO, 4.25%, 07/30/08	19,065
116,600	Government Development Bank for Puerto Rico, Rev., VRDO, MBIA, 3.75%, 04/01/08	116,600
	Lehman Municipal Trust Receipts, Various States,
14,850	Series 07, Regulation D, GO, VRDO, LIQ: Lehman Liquidity Co., 3.31%, 03/06/08	14,850
20,000	Series FC8, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	20,000
4,600	Series P8W, Regulation D, GO, VRDO, Assured GTY, LIQ: Lehman Liquidity Co., 3.40%, 03/05/08	4,600
36,000	Puerto Rico Aqueduct & Sewer Authority, Series ROCS-RR-II-R-10001CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.22%, 03/06/08	36,000
20,000	Puerto Rico Electric Power Authority, Series ROCS RR II R-11001CE, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/06/08	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Puerto Rico — Continued
44,360	Puerto Rico Public Finance Corp., Commonwealth App, Series 705 D, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.17%, 03/06/08	44,360
	Puerto Rico Sales Tax Financing Corp.,
25,750	Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.25%, 03/06/08	25,750
13,880	Series 2339, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.62%, 03/06/08	13,880
14,665	Puttable Floating Option Tax-Exempt Receipts, Series 269, Rev., VRDO, AMBAC, LIQ: Merrill Lynch, 4.70%, 08/01/54	14,665
		329,770
	Rhode Island — 0.5%
4,745	Rhode Island Clean Water Finance Agency, PCR, Series PT-1535, Rev., VRDO, 3.31%, 10/01/22	4,745
6,600	Rhode Island Health & Educational Building Corp., Health Facilities, Home & Hospice, Rev., VRDO, LOC: Citizens Bank, 3.10%, 03/03/08	6,600
37,740	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VRDO, 3.10%, 03/03/08	37,740
5,600	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VRDO, LOC: Fleet National Bank, 3.00%, 03/03/08	5,600
2,270	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 3.00%, 03/03/08	2,270
4,550	Rhode Island Industrial Facilities Corp., Marine Terminal, Exxon-Mobil Project, Rev., VRDO, 3.75%, 03/03/08	4,550
	Rhode Island State & Providence Plantations,
45,000	GO, 3.75%, 06/30/08	45,113
9,000	Series 720, GO, VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08	9,000
3,330	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan, Series B, GO, VRDO, 2.96%, 03/03/08	3,330
		118,948
	South Carolina — 1.0%
29,285	Charleston County School District Development Corp., GO, VRDO, 4.25%, 03/01/08	29,285
3,000	Cherokee County, IDB, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 3.02%, 03/03/08	3,000
14,950	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.81%, 12/01/14	14,950
	Greenville County School District,
24,860	Series 982, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08 (p)	24,860
26,205	Series A, GO, 4.00%, 06/02/08	26,316
14,445	Series C, GO, 4.00%, 06/02/08	14,470
20,425	Lehman Municipal Trust Receipts, Various States, Series F24W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	20,425
15,805	Puttable Floating Option Tax-Exempt Receipts, Series 4462, Rev., VRDO, LIQ: Merrill Lynch, 3.31%, 11/01/09	15,805
1,100	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 3.05%, 03/03/08	1,100
600	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VRDO, LOC: Bank of America N.A., 3.15%, 03/03/08	600
2,290	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 3.05%, 03/03/08	2,290
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank of New York, 3.00%, 03/03/08	4,600
4,875	South Carolina Jobs & EDA, Thompson Steel Co., Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/03/08	4,875
1,450	South Carolina Jobs & EDA, Valley Proteins, Inc., Project, Rev., VRDO, LOC: U.S. Bank N.A., 3.45%, 03/06/08	1,450
5,175	South Carolina State Public Service Authority, Series PT-1525, Rev., VRDO, FSA, 3.20%, 01/01/17	5,175
	South Carolina Transportation Infrastructure Bank,
14,715	Series 1821, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	14,715

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Carolina — Continued
25,925	Series 2419, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	25,925
12,620	Series 2304, Rev., VRDO, AMBAC, 4.36%, 04/01/12	12,620
15,350	Series 2306, Rev., VRDO, AMBAC, 4.50%, 10/01/24	15,350
12,915	Series 2419, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	12,915
		250,726
	South Dakota — 0.1%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
19,200	Series C-1, Rev., VRDO, 3.10%, 03/03/08	19,200
5,000	Series F, Rev., VRDO, 3.20%, 03/03/08	5,000
5,000	Series G, Rev., VRDO, 3.05%, 03/03/08	5,000
		29,200
	Tennessee — 1.8%
5,000	ABN AMRO Munitops Certificate Trust, Series 2002-25, GO, VRDO, MBIA, 3.51%, 03/06/08	5,000
	Blount County Public Building Authority, Local Government Public Improvement,
16,550	Series A-4-A, Rev., VRDO, 3.55%, 03/03/08	16,550
74,800	Series D-3-A, Rev., VRDO, GTD, 3.55%, 03/03/08	74,800
8,860	City of Memphis, Series RR-II-6033, GO, VRDO, MBIA, LIQ: Citibank Financial Products, 4.55%, 03/06/08	8,860
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
6,345	Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	6,345
23,925	Rev., VRDO, LOC: Bank of America N.A., 3.65%, 03/03/08	23,925
13,280	Jackson Energy Authority, Rev., VRDO, FSA, 3.00%, 03/03/08	13,280
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/06/08	3,000
	Lehman Municipal Trust Receipts, Various States,
31,000	Series F6, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	31,000
45,995	Series P10, Regulation D, Rev., VRDO, MBIA-IBC, LIQ: Lehman Liquidity Co., 4.32%, 03/05/08	45,995
18,990	Memphis Center City Revenue Finance Corp., Series PT-1220, Rev., VRDO, 3.33%, 11/06/29 (e)	18,990
14,475	Memphis Health Educational & Housing Facility Board, Watergrove Apartments Project,, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.00%, 03/03/08	14,475
35,000	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Health & Educational Facilities Board, Rev., VRDO, 3.00%, 03/03/08	35,000
7,600	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Belmont University Project, Rev., VRDO, LOC: Suntrust Bank, 3.24%, 03/03/08	7,600
	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University,
21,005	Series A-2, Rev., VRDO, 2.90%, 03/03/08	21,005
13,810	Series B, Rev., VRDO, 3.15%, 03/03/08	13,810
2,895	Metropolitan Government Nashville & Davidson County, IDB, L&S LLC Project, Rev., VRDO, LOC: Bank of New York, 3.05%, 03/06/08	2,895
15,000	Metropolitan Government Nashville & Davidson County, IDB, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/06/08	15,000
11,500	Metropolitan Government Nashville & Davidson County, Multifamily Housing, Retreat Dry, Rev., VRDO, LOC: Citibank N.A., 3.10%, 03/03/08	11,500
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
9,625	Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	9,625
44,630	Rev., VRDO, LOC: Bank of America N.A., 3.65%, 03/03/08	44,630
12,275	Sevier County Public Building Authority, Local Government Public Improvement, Series VI-B-1, Rev., VRDO, 3.55%, 03/03/08	12,275
4,905	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Series PA-1277, Rev., VRDO, LOC: Bank of America N.A., 3.16%, 03/03/08	4,905
		440,465

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — 9.4%
	ABN AMRO Munitops Certificate Trust,
13,280	Series 2000-10, VRDO, MBIA, 3.51%, 03/06/08 (e)	13,280
5,500	Series 2002-16, GO, VRDO, PSF-GTD, 3.19%, 03/06/08 (e)	5,500
17,180	Series 2003-25, GO, VRDO, AMBAC, 3.61%, 03/06/08	17,180
17,990	Series 2005-45, Rev., VRDO, 3.19%, 03/06/08	17,990
9,945	Series 2006-54, GO, VRDO, PSF-GTD, 3.19%, 03/06/08	9,945
6,192	Series 2006-77, GO, VRDO, PSF-GTD, 3.19%, 03/06/08	6,192
19,010	Series 2007-14, GO, VRDO, MBIA, 3.51%, 03/06/08	19,010
10,535	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 3.20%, 09/01/32	10,535
37,480	Aldine Independent School District, School Buildings, GO, VRDO, PSF-GTD, 3.75%, 06/16/08	37,480
28,495	Austin Trust Various States, Series 2007-334, Rev., VRDO, LIQ: Bank of America N.A., 3.19%, 03/06/08	28,495
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 2.98%, 03/05/08	9,100
1,200	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 3.06%, 03/05/08	1,200
12,900	Capital Area Housing Finance Corp., Series ROCS-RR-II-R-773CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.34%, 03/06/08	12,900
24,440	City of Austin, Water & Wastewater, MERLOTS, Series LLL, Rev., VRDO, MBIA, 3.40%, 03/05/08	24,440
20,000	City of Dallas, Refinancing & Improvement, GO, 4.00%, 02/15/09	20,301
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VRDO, FSA, LIQ: Societe Generale, 3.22%, 03/06/08	17,500
35,000	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VRDO, AMT, FSA, 3.05%, 03/03/08	35,000
78,900	City of Katy, Independent School District, CSH Building, Series C, GO, VRDO, PSF-GTD, 3.16%, 03/03/08	78,900
11,100	City of Richardson, Refinancing & Improvement, GO, VRDO, 3.78%, 06/16/08	11,100
	City of San Antonio, Electric & Gas,
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 3.20%, 02/01/19 (p)	24,200
4,195	Series SG-105, LOC: Societe Generale, 3.20%, 02/01/19 (p)	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 3.28%, 03/03/08	11,000
3,000	City of San Antonio, Municipal Drainage Utilities, Series 1089, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.66%, 03/06/08	3,000
6,435	City of San Antonio, Water, Series SG-159, Rev., VRDO, FSA, 3.22%, 03/06/08	6,435
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bend Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.95%, 03/05/08	8,719
19,040	Crawford Education Facilities Corp., Higher Education, Southwestern University Project, Series B, Rev., VRDO, 2.92%, 03/03/08	19,040
14,480	Cypress-Fairbanks Independent School District, Series PZ-203, GO, VRDO, MBIA, PSF-GTD, LIQ: Wells Fargo Bank N.A., 3.20%, 02/15/15	14,480
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Flight Safety Project, Rev., VRDO, 3.40%, 03/03/08	5,000
25,105	Deutsche Bank Spears/Lifers Trust Various States, Series DB-456, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 3.26%, 03/06/08	25,105
26,740	Eclipse Funding Trust, Solar Eclipse, Browns, Series 2006-0068, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.20%, 09/01/15	26,740
11,105	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.26%, 03/06/08	11,105
11,805	Eclipse Funding Trust, Solar Eclipse, Harris, Series 2006-0040, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	11,805
16,050	Eclipse Funding Trust, Solar Eclipse, Houston Series 2007-0033, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.26%, 03/06/08	16,050
9,940	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VRDO, MBIA, PSF-GTD, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	9,940

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
5,610	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VRDO, MBIA-IBC, PSF-GTD, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	5,610
10,500	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.22%, 03/06/08	10,500
24,419	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 3.04%, 03/06/08	24,419
19,805	Goose Creek Consolidated Independent School District, Series 3426, GO, VRDO, PSF-GTD, 3.20%, 02/15/16	19,805
5,000	Greater East Texas Higher Education Authority, Series B, Rev., VRDO, LOC: State Street Bank & Trust Co., 3.35%, 03/03/08	5,000
	Greater Texas Student Loan Corp.,
39,350	Series A, Rev., VRDO, LOC: State Street Bank & Trust Co., 3.35%, 03/03/08	39,350
	Gulf Coast Waste Disposal Authority, ExxonMobil Project,
12,600	Rev., VRDO, 3.65%, 03/03/08	12,600
100	Rev., VRDO, 3.95%, 03/03/08	100
1,700	Series B, Rev., VRDO, 3.95%, 03/03/08	1,700
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 2.82%, 03/05/08	5,000
	Harris County,
10,500	Series 2007-0078, Class A, Rev., VRDO, MBIA, LIQ: Banco Bilboa Vizcaya, 5.23%, 03/06/08	10,500
11,150	Series 2423, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	11,150
2,885	Series ROCS-RR-II-R-1029, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 3.24%, 03/06/08	2,885
9,555	Harris County Health Facilities Development Authority, Series PT-2350, Rev., VRDO, 3.17%, 07/01/27	9,555
13,600	Harris County Housing Finance Corp., Baypointe Apartments, Rev., VRDO, LOC: Citibank N.A., 3.05%, 03/05/08	13,600
12,800	Harris County Housing Finance Corp., Multi-Family Housing, Floating Rate Trust Receipts, Series 3-D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	12,800
3,400	Harris County IDC, ExxonMobil Project, Rev., VRDO, 3.19%, 03/03/08	3,400
4,600	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VRDO, LOC: Suntrust Bank N.A., 3.00%, 03/06/08	4,600
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VRDO, 3.20%, 11/15/09	29,245
28,620	Houston Independent School District, Series ROCS-RR-II-R-408, GO, VRDO, PSF-GTD, LIQ: Citibank N.A., 3.19%, 03/06/08	28,620
22,775	Lamar Consolidated Independent School District, School House, GO, VRDO, PSF-GTD, 3.75%, 09/08/08	22,775
5,675	Leander Independent School District, Series ROCS-RR-II-R-2143, GO, VRDO, PSF-GTD, LIQ: Citigroup Financial Products, 3.19%, 03/06/08	5,675
	Lehman Municipal Trust Receipts
15,750	Series F-18W, Regulation D, GO, VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	15,750
37,075	Series F-44W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	37,075
17,000	Lewisville Independent School District, Series SGA-134, GO, VRDO, LIQ: Societe Generale, 2.82%, 03/05/08 (e)	17,000
29,625	Lower Colorado River Authority, Series PA-590, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 3.20%, 05/15/09	29,625
	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project,
4,500	Series A, Rev., VRDO, 3.75%, 03/03/08	4,500
300	Series A-2, Rev., VRDO, 3.75%, 03/03/08	300
4,500	Series B, Rev., VRDO, 3.95%, 03/03/08	4,500
3,455	Sub Series B-4, Rev., VRDO, 3.95%, 03/03/08	3,455
20,070	Lufkin Health Facilities Development Corp., Memorial Health System East Texas, Rev., VRDO, LOC: Wachovia Bank N.A., 3.45%, 03/03/08	20,070
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 2.82%, 03/05/08 (e)	5,455
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 2.82%, 03/05/08	5,290

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
	Municipal Securities Trust Certificates,
210	Series 272, Class A, GO, VRDO, PSF-GTD, LIQ: Bear Stearns Capital Markets (y), 3.23%, 03/06/08	210
6,665	Series 7053, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets (y), 3.65%, 03/06/08 (e)	6,665
7,500	Series 7062, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets (y), 3.23%, 03/06/08 (e)	7,500
27,625	Munitops II, Series 2007-33, GO, VRDO, MBIA, 3.51%, 03/06/08	27,625
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 3.22%, 03/06/08	17,050
7,790	North Central Texas Health Facility Development Corp., Series PT-1411, Rev., VRDO, AMBAC, 3.31%, 08/15/19	7,790
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 3.22%, 03/06/08	20,000
	North Texas Higher Education Authority,
15,680	Series A, Rev., VRDO, LOC: Bank of America N.A., GTD, 3.10%, 03/03/08	15,680
10,000	Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 3.10%, 03/03/08	10,000
14,185	Odessa, MERLOTS, Series D-50, GO, VRDO, MBIA, 3.40%, 03/05/08	14,185
17,600	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 3.16%, 03/03/08	17,600
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 2.82%, 03/05/08	11,735
	Puttable Floating Option Tax-Exempt Receipts,
11,190	Series PA-1500, Rev., VRDO, GNMA COLL, LIQ: Merrill Lynch Capital Services, 3.31%, 10/20/16	11,190
9,320	Series PT- 3974, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 3.20%, 03/03/08	9,320
10,080	Round Rock Independent School District, Series ROCS-RR-II-R-10145, GO, VRDO, PSF-GTD, LIQ: Citibank N.A., 3.19%, 03/06/08	10,080
13,115	San Antonio Housing Finance Corp., Series ROCS-RR-II-R-13022CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.49%, 03/06/08	13,115
9,300	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 3.05%, 03/05/08	9,300
	State of Texas,
17,080	Series PT-3670, GO, VRDO, FGIC, 3.33%, 04/01/17	17,080
374,500	GO, TAN, 4.50%, 08/28/08	375,946
	State of Texas, College Student Loan,
2,460	GO, VRDO, 3.75%, 08/01/08	2,475
36,545	GO, VRDO, 3.75%, 08/01/08	36,545
	State of Texas, EAGLE,
20,000	Series 2007-0082, Class A, GO, VRDO, LIQ: Bayerische Landesbank, 3.18%, 03/06/08	20,000
50,000	Series 2007-0090, Class A, GO, VRDO, LIQ: DZ Bank AG Deutsche, 3.18%, 03/06/08	50,000
	State of Texas, Veterans Housing Assistance Fund,
19,770	Series II-A, GO, VRDO, 3.00%, 03/03/08	19,770
7,735	Series II-A, GO, VRDO, 3.05%, 03/03/08	7,735
29,940	Series II-A, GO, VRDO, LIQ: Dexia Credit Local, 2.84%, 04/01/08	29,940
13,555	Series II-B, GO, VRDO, 3.00%, 03/03/08	13,555
19,690	Series II-B, GO, VRDO, VA GTD, 3.00%, 03/03/08	19,690
7,400	Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 3.38%, 03/03/08	7,400
14,030	Strategic Housing Finance Corp., Series ROCS-RR-II-R-700CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.31%, 03/06/08	14,030
8,065	Tarrant County Housing Finance Corp., Series ROCS RR II R-11204, Rev., VRDO, GNMA COLL, LIQ: Citibank N.A., 3.27%, 03/06/08	8,065
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.99%, 03/05/08	8,700
14,250	Texas Department of Housing & Community Affairs, Lancaster Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 3.10%, 03/06/08	14,250
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.10%, 03/06/08	5,000
10,150	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.10%, 03/03/08	10,150

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
1,060	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.06%, 03/03/08	1,060
50,000	Texas Department of Housing & Community Affairs, Single Family Housing, Series A, Rev., AMT, GNMA/FNMA/FHLMC, VRDO, 3.20%, 03/03/08	50,000
10,100	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series B, Rev., VRDO, AMT, FSA, 3.15%, 03/03/08	10,100
8,000	Texas Department of Housing & Community Affairs, Terraces Cibolo, Rev., VRDO, LOC: Citibank N.A., 3.05%, 03/05/08	8,000
	Texas Municipal Gas Acquisition & Supply Corp. I,
304,000	Series 2131, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.33%, 03/06/08	304,000
29,995	Series PT-3785, Rev., VRDO, 3.86%, 12/15/26	29,995
31,965	Texas Municipal Gas Acquisition & Supply Corp. II, Series 2130, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.33%, 03/06/08	31,965
26,265	Texas Small Business Industrial Development Corp., Public Facilities Capital Access Rev., VRDO, LOC: Bank of America N.A., 3.28%, 03/05/08	26,265
7,875	Texas State Affordable Housing Corp., Series ROCS RR II R-10234, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citigroup Financial Products, 3.27%, 03/06/08	7,875
5,465	Trinity River Authority, Series ROCS-RR-II-R-2006, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.49%, 03/06/08	5,465
23,650	Tyler Health Facilities Development Corp., Mother Frances Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	23,650
		2,362,522
	Utah — 0.6%
15,000	Municipal Security Trust Certificates, Series 2007-340, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets (y), 3.65%, 03/06/08	15,000
	Utah Housing Corp., Single Family Mortgage,
31,560	Series 2, Rev., VRDO, 3.38%, 03/03/08	31,560
12,000	Series B-1, Rev., VRDO, LIQ: Depfa Bank plc, 3.35%, 03/05/08	12,000
12,490	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 3.35%, 03/05/08	12,490
6,840	Series E-1, Class I, Rev., VRDO, 3.35%, 03/05/08	6,840
7,355	Series F, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 3.35%, 03/05/08	7,355
14,000	Series G-1, Class I, Rev., VRDO, 3.35%, 03/05/08	14,000
13,830	Series I, Rev., VRDO, LIQ: Bayerische Landesbank, 3.35%, 03/05/08	13,830
	Utah Housing Finance Agency, Single Family Mortgage,
4,300	Series C-1, Class I, Rev., VRDO, AMBAC, 3.35%, 03/05/08	4,300
6,510	Series D-1, Rev., VRDO, 3.35%, 03/05/08	6,510
6,705	Series E-1, Rev., VRDO, AMT, LIQ: Bayerische Landesbank, 3.35%, 03/05/08	6,705
4,935	Series F-2, Class I, Rev., VRDO, 3.35%, 03/05/08	4,935
14,760	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	14,760
6,000	Weber County, IHC Health Services, Series A, Rev., VRDO, 3.15%, 03/03/08	6,000
		156,285
	Vermont — 0.2%
6,805	Vermont Educational & Health Buildings Financing Agency, St Johnsbury Academy Project, Rev., VRDO, LOC: Allied Irish Bank plc, 2.90%, 03/06/08	6,805
	Vermont Housing Finance Agency, Single Family,
11,200	Series 22, Rev., VRDO, AMT, FSA, 3.10%, 03/03/08	11,200
10,010	Series 21A, Rev., VRDO, AMT, FSA, 3.10%, 03/03/08	10,010
12,945	Series 25A, Rev., VRDO, AMT, FSA, 3.10%, 03/03/08	12,945
		40,960
	Virginia — 1.2%
8,000	Chesapeake Hospital Authority, Hospital Facilities, Chesapeake General Hospital, Series A, Rev., VRDO, LOC: Suntrust Bank, 3.25%, 03/03/08	8,000
7,545	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/03/08	7,545
17,955	Clipper Tax-Exempt Certificate Trust, Series 2005-38, Rev., VRDO, 3.18%, 03/06/08	17,955

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   63

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Virginia — Continued
8,000	Eagle Tax Exempt Trust, Weekly Options Mode, Series 984601, Rev., VRDO, MBIA, LIQ: Citibank N.A., 6.25%, 03/06/08	8,000
	Fairfax County IDA, Inova Health System Project,
20,800	Series A-1, Rev., VRDO, 2.85%, 03/03/08	20,800
46,810	Series C-2, Rev., VRDO, 2.85%, 03/03/08	46,810
9,000	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.04%, 03/06/08	9,000
	Lehman Municipal Trust Receipts, Various States,
10,325	Series F-4, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	10,325
13,375	Series F-89W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	13,375
	Loudoun County IDA, Howard Hughes Medical,
31,405	Series C, Rev., VRDO, 3.25%, 03/03/08	31,405
21,905	Series D, Rev., VRDO, 3.25%, 03/03/08	21,905
11,060	Municipal Securities Trust Certificates, Series 2001-130, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets (y), 3.40%, 03/05/08 (e)	11,060
41,995	Puttable Floating Option Tax-Exempt Receipts, Series MT-446, Rev., VRDO, LIQ: Bayerische Landesbank, 3.21%, 07/01/15	41,995
5,000	University of Virginia, Series 2006-0017, Class A, Rev., VRDO, LIQ: Citibank N.A., 3.20%, 03/06/08	5,000
5,591	Virginia Commonwealth Transportation Board, Series 727, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.16%, 03/06/08 (e)	5,590
23,590	Virginia Commonwealth Transportation Board, Floating Rate Receipts, Series SG-137, Rev., VRDO, LIQ: Societe Generale, 3.18%, 05/15/09	23,590
13,300	Virginia Public Building Authority, Series D, Rev., VRDO, 3.00%, 03/03/08	13,300
4,860	Virginia Public School Authority, Series ROCS-RR-II-R-4050, Rev., VRDO, LIQ: Citigroup Financial Products, 3.19%, 03/06/08	4,860
5,415	Virginia Resources Authority, Infrastructure, Series ROCS-RR-II-R-249, Rev., VRDO, LIQ: Citibank N.A., 3.19%, 03/06/08	5,415
		305,930
	Washington — 2.0%
	ABN AMRO Munitops Certificate Trust,
10,750	Series 2004-8, GO, VRDO, AMBAC, 3.61%, 03/06/08	10,750
28,555	Series 2004-13, GO, VRDO, AMBAC, 3.61%, 03/06/08	28,555
12,810	Series 2006-52, Rev., VRDO, FGIC, 4.00%, 03/06/08	12,810
19,885	City of Seattle, Drain & Wastewater Utilities, Municipal Securities Trust Receipts, Series SG-135, Rev., VRDO, MBIA, LIQ: Societe Generale, 3.20%, 11/01/09	19,885
11,720	City of Seattle, Municipal Light & Power, Series PT-1421, Rev., VRDO, FSA, 3.20%, 03/01/17	11,720
13,200	City of Seattle, Municipal Light & Power, Municipal Securities Trust Receipts, Series SGA-96, Rev., VRDO, MBIA, LIQ: Societe Generale, 3.40%, 03/03/08	13,200
4,000	City of Seattle, Municipal Light & Power Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 2.82%, 03/05/08	4,000
18,825	City of Tacoma, Water Supply Systems, MERLOTS, Series 2003-B05, Rev., VRDO, MBIA, 3.40%, 03/05/08	18,825
11,385	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0063, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.20%, 03/01/15	11,385
	Eclipse Funding Trust, Solar Eclipse, Washington,
15,545	Series 2005-0001, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 3.65%, 09/20/08	15,545
11,000	Series 2006-0009, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 3.20%, 03/06/08	11,000
6,995	Energy Northwest Electric, Series PT-734, Rev., VRDO, MBIA, 3.20%, 07/01/17	6,995
8,380	Grant County Public Utility District No. 2 Priest Rapids, Series ROCS-RR-II-R-4088, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 3.49%, 03/06/08	8,380
	King County, Sewer,
12,000	Series 1200, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08	12,000
5,235	Series ROCS-RR-II-R-1028, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 3.22%, 03/06/08	5,235
	Lehman Municipal Trust Receipts, Various States,
12,125	Series F-26W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.27%, 03/03/08	12,125
31,250	Series K-102W, Regulation D, Rev., VRDO, FSA, LIQ: Lehman Liquidity Co., 3.32%, 03/05/08	31,250

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
21,690	Series P-98W, Regulation D, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Lehman Liquidity Co., 3.47%, 06/01/17	21,690
15,365	Port of Seattle, Series 2311, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	15,365
8,000	Port of Seattle, Sub Lien, Rev., VRDO, AMT, LOC: Fortis Bank N.V.., 3.10%, 03/05/08	8,000
10,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-453, Rev., VRDO, MBIA, LIQ: KBC Bank N.V., 3.33%, 12/01/19	10,000
945	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 3.25%, 03/05/08	945
9,790	Skagit County Public Hospital District No. 1, Series ROCS-RR-II-R-2126, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 3.49%, 03/06/08	9,790
6,015	Skagit County Public Hospital District No. 2, Series PT-2410, GO, VRDO, MBIA, 4.31%, 12/01/14	6,015
11,800	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America, 2.90%, 03/05/08	11,800
3,900	Snohomish County Public Utility District No 1, Series A-2, Rev., VRDO, FSA, 2.95%, 03/03/08	3,900
16,600	Snohomish County Public Utility District No.1, Generation Systems, Series A, Rev., VRDO, FSA, 2.95%, 03/03/08	16,600
2,700	State of Washington, MERLOTS, Series D-31, GO, VRDO, 3.35%, 03/05/08	2,700
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC Series C, Rev., VRDO, LOC: U.S. Bank N.A., 3.17%, 03/03/08	5,000
4,000	Washington Health Care Facilities Authority, Swedish Health Services, Rev., VRDO, LOC: Citibank N.A., 3.08%, 03/03/08	4,000
	Washington State Housing Finance Commission,
26,730	Series ROCS-RR-II-R-13023CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.49%, 03/06/08	26,730
44,695	Series ROCS-RR-II-R-13024CE, Rev., VRDO, LIQ: Citigroup Financial Products, 3.49%, 03/06/08	44,695
13,600	Washington State Housing Finance Commission, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.10%, 03/06/08	13,600
29,240	Washington State Housing Finance Commission, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/06/08	29,240
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A, 2.53%, 03/03/08	2,545
2,780	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 2.25%, 03/03/08	2,780
4,440	Washington State Housing Finance Commission, Woodland Retirement Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 2.94%, 03/03/08	4,440
	Washington State Housing Finance Commission, YMCA Snohomish County Project,
25,000	Rev., VRDO, LOC: Bank of America N.A., 3.04%, 03/03/08	25,000
15,850	Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/03/08	15,850
		514,345
	West Virginia — 0.3%
30,995	ABN AMRO Munitops Certificate Trust, Series 2004-45, Rev., VRDO, FGIC, 4.00%, 03/06/08	30,995
19,575	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.22%, 03/06/08	19,575
15,370	Lehman Municipal Trust Receipts, Various States, Series F11W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 3.55%, 03/05/08	15,370
3,000	Municipal Securities Trust Certificates, Series 9026, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets (y), 4.76%, 03/06/08	3,000
2,405	West Virginia EDA, IDR, Gemark Services, Rev., VRDO, LOC: Bank of New York, 3.00%, 03/03/08	2,405
		71,345
	Wisconsin — 0.8%
21,000	City of Milwaukee, Series V8, GO, VRDO, 2.85%, 03/03/08	21,000
	Dane County,
6,825	Series ROCS-RR-II-R-2003, GO, VRDO, LIQ: Citigroup Financial Products, 3.20%, 03/06/08	6,825

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   65

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Wisconsin — Continued
5,705	Series ROCS-RR-II-R-4504, GO, VRDO, LIQ: Citigroup Financial Products, 3.19%, 03/06/08	5,705
	Municipal Securities Trust Certificates,
14,455	Series 1999-70, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets (y), 3.23%, 03/06/08 (e)	14,455
36,000	State of Wisconsin, Operating Notes, Rev., 4.50%, 06/16/08	36,077
	Wisconsin Housing & EDA,
56,020	Series A, Rev., VRDO, 3.20%, 03/03/08	56,020
4,000	Series A, Rev., VRDO, 3.27%, 03/03/08	4,000
22,575	Series C, Rev., VRDO, 3.00%, 03/03/08	22,575
5,675	Series E, Rev., VRDO, 3.00%, 03/03/08	5,675
3,405	Series E, Rev., VRDO, FSA, 2.90%, 03/03/08	3,405
27,015	Wisconsin Health & Educational Facilities Authority, Series PT-856, Rev., VRDO, MBIA, 3.33%, 03/31/08	27,015
		202,752
	Wyoming — 0.5%
91,000	Campbell County IDR, Two Elk Partners Project, Rev., VRDO, 3.65%, 03/06/08	91,000
	Lincoln County, PCR, Exxon Project,
900	Series A, Rev., VRDO, 3.19%, 03/03/08	900
3,700	Series C, Rev., VRDO, 3.19%, 03/03/08	3,700
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Finance, 4.00%, 03/03/08	10,600
	Sublette County, PCR, Exxon Project,
2,100	Series A, Rev., VRDO, 3.95%, 03/03/08	2,100
6,200	Series B, Rev., VRDO, 3.95%, 03/03/08	6,200
3,565	Uinta County, PCR, Chevron USA, Inc., Project, Rev., VRDO, 3.25%, 03/03/08	3,565
		118,065
	Total Municipal Bonds (Cost $23,307,794)	23,307,794
U.S. Government Agency Securities — 0.1%
15,364	Federal Home Loan Bank, DN, 2.50% 03/03/08 (m) (n) (Cost $15,362)	15,362
	Total Investments — 99.4% (Cost $24,952,458)*	24,952,458
	Other Assets in Excess of Liabilities — 0.6%	160,907
	NET ASSETS — 100.0%	$25,113,365

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
	Commercial Paper — 5.5% (n)
	District of Columbia — 0.7%
20,000	Metropolitan Washington Airports Authority, LOC: Bank of America N.A., 1.50%, 08/05/08	20,000
	Indiana — 1.2%
34,000	Indiana Development Finance Authority, Pure Air Project, AMT, LOC: Landesbank Hessen-Thueringen, 1.34%, 06/02/08	34,000
	Michigan — 0.6%
	Michigan State Housing Development Authority,
10,000	2.05%, 04/04/08	10,000
6,100	2.15%, 04/04/08	6,100
3,000	2.73%, 03/03/08	3,000
		19,100
	Minnesota — 1.2%
35,500	City of Rochester, Minnesota Health Care Facilities, Mayo Clinic, LIQ: Wells Fargo Bank N.A., 2.90%, 03/06/08	35,500
	Ohio — 1.1%
21,000	Cuyahoga County, Cleveland Clinic, LIQ: Bank of America N.A., 3.15%, 03/05/08	21,000
11,000	Ohio State Water Development Authority, Quality Limited Funding, LIQ: Calsters and State Street Bank & Trust Co., 2.70%, 03/12/08	11,000
		32,000
	Texas — 0.3%
7,500	University of Texas Permanent University Fund, 1.43%, 03/05/08	7,500
	Utah — 0.4%
	Intermountain Power Agency,
6,000	1.20%, 03/10/08	6,000
6,000	1.95%, 03/06/08	6,000
		12,000
	Total Commercial Paper (Cost $160,100)	160,100
Daily Demand Notes — 13.3%
	Alabama — 2.4%
750	Decatur IDB, Amoco Chemical Co. Project, Rev., VRDO, AMT, 3.70%, 03/03/08	750
67,600	Southeast Alabama Gas District, Supply Project Series A, Rev., VRDO, 3.66%, 03/03/08	67,600
3,800	Walker County Economic & IDA, Power Co. Plant Project, Rev., VRDO, 3.77%, 03/03/08	3,800
		72,150
	Alaska — 0.2%
5,155	City of Valdez, Exxon Pipeline Co. Project, Rev., VRDO, 3.65%, 03/03/08	5,155
	California — 1.8%
	California Housing Finance Agency, Home Mortgage,
11,760	Series C, Rev., VRDO, AMT, LIQ: Bank of New York, 3.50%, 03/03/08	11,760
750	Series H, Rev., VRDO, AMT, 4.02%, 03/03/08	750
1,500	California Housing Finance Agency , Multi-Family Housing, Series A, Rev., VRDO, AMT, LIQ: Helaba 4.02%, 03/03/08	1,500
24,800	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VRDO, AMT, 3.55%, 03/03/08	24,800
14,000	Regional Airports Improvement Corp., Los Angeles International Airport, Rev., VRDO, LOC: Societe Generale, 4.06%, 03/03/08	14,000
		52,810
	Georgia — 0.7%
3,000	Bartow County Development Authority, Georgia Power Co. Plant, Bowen, Second Series, Rev., VRDO, 3.75%, 03/03/08	3,000
17,800	Heard County Development Authority, Georgia Power Co. Plant, Wansley, Rev., VRDO, AMT, 3.75%, 03/03/08	17,800
		20,800
	Illinois — 1.7%
19,245	Illinois Finance Authority, OSF Healthcare Systems, Series G, Rev., VRDO, LOC: Wachovia Bank N.A., 3.95%, 03/03/08	19,245
22,985	Will County, ExxonMobil Project, Rev., VRDO, 3.95%, 03/03/08	22,985
9,000	Will County, Solid Waste Disposal, BASF Corp. Project, Rev., VRDO, AMT, 3.28%, 03/03/08	9,000
		51,230
	Indiana — 0.2%
5,125	City of Whiting, Industrial Sewer & Solid Waste Disposal, AMOCO Oil Project, Rev., VRDO, AMT, 3.70%, 03/03/08	5,125
	Kentucky — 1.6%
390	Kentucky Public Energy Authority, Series A, Rev., VRDO, 3.66%, 03/03/08	390
39,700	Louisville Regional Airport Authority, OH LLC Project, Series A, Rev., VRDO, 4.04%, 03/03/08	39,700
7,550	Louisville & Jefferson County, Regional Airport Authority, UPS Worldwide Forwarding, Series A, Rev., VRDO, AMT, 3.65%, 03/03/08	7,550
		47,640

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Louisiana — 1.1%
15,700	Louisiana Public Facilities Authority, Air Products & Chemical Project, Series A, Rev., VRDO, 3.80%, 03/03/08	15,700
15,600	Plaquemines Parish, BP Exploration & Oil, Rev., VRDO, AMT, 3.70%, 03/03/08	15,600
		31,300
	Michigan — 0.1%
60	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, FSA, 4.04%, 03/03/08	60
3,615	University of Michigan, Hospital, Series A, Rev., VRDO, 4.00%, 03/03/08	3,615
490	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 4.00%, 03/03/08	490
		4,165
	North Carolina — 0.4%
10,535	University of North Carolina at Chapel Hill, Series B, Rev., VRDO, 3.65%, 03/03/08	10,535
	Ohio — 1.0%
3,015	Ohio State Water Development Authority, Ohio Edison Co. Project, Series 1998-BP, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 3.65%, 03/03/08	3,015
2,000	State of Ohio, BP Chemical, Inc. Project, Series 2002-BP, Rev., VRDO, AMT, 3.65%, 03/03/08	2,000
	State of Ohio, Solid Waste, BP Exploration & Oil Project,
1,385	Rev., VRDO, AMT, 3.65%, 03/03/08	1,385
4,630	Rev., VRDO, AMT, GTY: BP North America, 3.65%, 03/03/08	4,630
10,665	Rev., VRDO, AMT, GTY: BP North America, 3.65%, 03/03/08	10,665
	State of Ohio, Solid Waste, BP Products North America,
1,880	Rev., VRDO, AMT, GTY: BP North America, 3.65%, 03/03/08	1,880
5,180	Series 2002B-BP, Rev., VRDO, AMT, GTY: BP North America, 3.65%, 03/03/08	5,180
		28,755
	Texas — 1.8%
8,000	Brazos River Harbor Navigation District, Merey Sweeny LP Project, Series A, Rev., VRDO, AMT, LOC: Bank of America N.A., 3.70%, 03/03/08	8,000
1,400	Gulf Coast IDA, BP Global Power Corp. Project, Rev., VRDO, AMT, 3.70%, 03/03/08	1,400
300	Gulf Coast IDA, Citgo Petroleum Corp. Project, Rev., VRDO, AMT, LOC: Royal Bank of Scotland, 3.70%, 03/03/08	300
11,800	Gulf Coast Waste Disposal Authority, BP AMOCO Chemical Project, Series B, Rev., VRDO, AMT, 3.70%, 03/03/08	11,800
15,430	Gulf Coast Waste Disposal Authority, BP Products North America Project, Rev., VRDO, AMT, 3.70%, 03/03/08	15,430
6,750	Gulf Coast Waste Disposal Authority, ExxonMobil Project, Series B, Rev., VRDO, 3.95%, 03/03/08	6,750
9,650	West Side Calhoun County Naval District, BP Chemicals Inc. Project, Rev., VRDO, 3.70%, 03/03/08	9,650
		53,330
	Washington — 0.0% (g)
550	Port Bellingham Industrial Development Corp., Atlantic Richfield Project, Rev., VRDO, AMT, 3.70%, 03/03/08	550
	Wyoming — 0.3%
8,900	Sublette County, Exxon Project, Series A, Rev., VRDO, 3.95%, 03/03/08	8,900
	Total Daily Demand Notes (Cost $392,445)	392,445
Municipal Bonds — 9.9%
	California — 0.9%
25,000	State of California, Rev., RAN, 4.00%, 06/30/08	25,051
	Colorado — 1.4%
40,000	State of Colorado, State Generated Fund, Series A, Rev., RAN, 4.25%, 06/27/08	40,070
	Indiana — 0.3%
10,122	Highland School Town, TAW, 4.00%, 12/31/08	10,235
	Iowa — 0.5%
15,000	State of Iowa, Rev., TRAN, 4.00%, 06/30/08	15,037
	Michigan — 0.7%
20,000	State of Michigan, Series A, GO, LOC: Depfa Bank plc, 4.00%, 09/30/08	20,122
	Oregon — 0.7%
20,000	State of Oregon, Series A, GO, TAN, 4.50%, 06/30/08	20,056
	Texas — 1.7%
50,000	State of Texas, GO, TRAN, 4.50%, 08/28/08	50,192

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Wisconsin — 3.7%
11,400	Elmbrook School District, Promissory Notes, GO, TRAN, 4.50%, 08/25/08	11,441
70,000	Madison Metropolitan School District, Promissory Notes, Rev., TRAN, 4.00%, 09/05/08	70,158
27,000	Waukesha School District, Rev., TRAN, 4.00%, 08/21/08	27,040
		108,639
	Total Municipal Bonds (Cost $289,402)	289,402
Weekly Demand Notes — 71.1%
	Alabama — 0.2%
7,095	Alabama Housing Finance Authority, Multi-Family Housing, Series F17J, Rev., VRDO, AMT, LIQ: Lehman Brothers Special Financing, 3.65%, 03/05/08	7,095
	Arizona — 0.5%
13,995	Maricopa County IDA, Multi-Family Housing, Series 116, Rev., VRDO, AMT, LIQ: Bank of America N.A., 3.22%, 03/06/08	13,995
	California — 3.3%
21,000	California Statewide Communities Development Authority, Series ROCS-RR-II-R-10248, Rev., VRDO, LIQ: Citigroup Financial Products, 3.20%, 03/06/08	21,000
	Puttable Floating Option Tax-Exempt Receipts,
30,105	Series PT-4024, GO, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 3.26%, 03/07/08	30,105
9,185	Series PT-4033, GO, VRDO, FSA, LIQ: Dexia Credit Local, 3.18%, 03/07/08	9,185
23,530	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Rev., VRDO, LIQ: FHLMC, 3.33%, 03/04/08	23,530
13,320	State of California, Series PZ-151, GO, VRDO, AMBAC, 3.26%, 03/07/08	13,320
		97,140
	Colorado — 3.6%
6,750	Adams County Housing Authority, Multi-Family Housing, Semper Village Apartments Project, Series A, Rev., VRDO, LIQ: FNMA, 3.10%, 03/06/08	6,750
4,745	City of Erie, Rev., VRDO, COP, LOC: Keybank N.A., 3.05%, 03/05/08	4,745
13,250	Colorado Housing & Finance Authority, Multi-Family Housing, Greentree Village Apartments, Rev., VRDO, LOC: U.S. Bank N.A., 3.10%, 03/06/08	13,250
	Colorado Housing & Finance Authority, Single Family Mortgage,
23,200	Series A2, Rev., VRDO, AMT, LIQ: Dexia Public Finance Bank, 3.35%, 03/05/08	23,200
10,000	Series A3, Rev., VRDO, AMT, LIQ: Dexia Public Finance Bank, 3.35%, 03/05/08	10,000
5,535	Crystal Valley Metropolitan District No. 1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.16%, 03/06/08	5,535
	Denver City & County Airport,
8,800	Series C, Rev., VRDO, AMT, LOC: Lloyds TSB Bank plc, 3.10%, 03/05/08	8,800
6,825	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 3.10%, 03/05/08	6,825
4,190	Deutsche Bank Spears/Lifers Trust Various States, Series 510, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 3.25%, 03/06/08	4,190
3,500	Harvest JCT Metropolitan District, GO, VRDO, LOC: U.S. Bank N.A., 3.02%, 03/06/08	3,500
5,520	Mesa County, Goodwill Industries, Colorado Springs, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.16%, 03/06/08	5,520
6,640	Moffat County School District No. 1, Series 2228, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08	6,640
5,690	Westminster EDA, Mandalay Gardens Urban, Tax & Allocation Bonds, Rev., VRDO, LOC: Depfa Bank plc, 3.00%, 03/06/08	5,690
		104,645
	Delaware — 0.2%
5,600	New Castle County, Fairfield English Village Project, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 3.10%, 03/06/08	5,600
	District of Columbia — 0.6%
5,260	Deutsche Bank Spears/Lifers Trust Various States, Series 249, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 3.20%, 03/07/08	5,260
11,165	Washington D.C. Convention Center Authority, Series 1606, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.31%, 03/06/08	11,165
		16,425
	Florida — 3.0%
32,645	Clipper Tax-Exempt Certificate Trust, Series 2005-40, Rev., VRDO, AMT, 3.28%, 03/06/08	32,645
17,800	Collier County IDA, Allete, Inc., Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.18%, 03/06/08	17,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Florida — Continued
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.16%, 03/06/08	8,000
4,100	Miami-Dade County, Aviation, Series 1415, Rev., VRDO, CIFG, LIQ: Morgan Stanley Municipal Funding, 4.69%, 03/06/08	4,100
5,725	Miami-Dade County IDA, Lawson Industries, Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 3.15%, 03/06/08	5,725
4,655	Palm Beach County Housing Development Corp., Caribbean Villas, Rev., VRDO, AMT, FNMA COLL, LIQ: FNMA, 3.10%, 03/06/08	4,655
5,500	Palm Beach County, Zoological Society, Inc., Project, Rev., VRDO, AMT, LOC: Northern Trust Co., 3.05%, 03/06/08	5,500
11,270	Sumter County IDA, Armern Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/06/08	11,270
		89,695
	Idaho — 0.3%
8,430	Idaho Housing & Finance Association, Series ROCS-R-II-R-907CE, Rev., VRDO, LIQ: Citibank N.A., 3.34%, 03/06/08	8,430
	Illinois — 2.2%
2,671	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, AMT, LOC: Societe Generale, 3.10%, 03/05/08	2,671
7,390	City of Aurora, Single Family Mortgage, MERLOTS, Series E-04, Rev., VRDO, GNMA/FNMA/FHLMC, 3.40%, 03/05/08	7,390
5,000	City of Carol Stream, Multi-Family Housing, Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 3.08%, 03/07/08	5,000
9,985	Deutsche Bank Spears/Lifers Trust Various States, Series DB-288, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 3.33%, 03/07/08	9,985
10,000	Illinois Finance Authority, Hickory Hills LLC, Series 700, Rev., VRDO, LOC: Bank of America N.A., 3.55%, 03/06/08	10,000
14,310	Illinois Finance Authority, MERLOTS, Series D06, Rev., VRDO, LIQ: Wachovia Bank N.A., 3.35%, 03/05/08	14,310
5,000	Illinois State Toll Highway Authority, Senior Priority, Series A-2, Rev., VRDO, FSA, 3.25%, 03/06/08	5,000
7,285	Illinois Housing Development Authority, Housing Pheasant Ridge/Hunter, Rev., VRDO, AMT, LOC: LaSalle Bank N.A., 3.10%, 03/06/08	7,285
1,930	Will & Kankakee County Regional Development Authority, JRS Realty Association LLC, Series A, Rev., VRDO, LOC: PNC Bank N.A., 3.16%, 03/06/08	1,930
		63,571
	Indiana — 1.2%
1,500	City of Indianapolis, EDR, Roth Cos. Inc., Project, Series 1999, Rev., VRDO, AMT, LOC: Comerica Bank, 2.45%, 03/05/08	1,500
5,000	City of Michigan, Palatek Project, Rev., VRDO, LOC: Comerica Bank, 3.31%, 03/06/08	5,000
4,100	Indiana Finance Authority, Four Leaf Clover Dairy LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 3.12%, 03/06/08	4,100
5,300	Indiana Finance Authority, Treslong Dairy Leasing LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 3.12%, 03/06/08	5,300
10,000	Indiana Housing & Community Development Authority, Series A-2, Rev., VRDO, GNMA/FNMA COLL, 3.15%, 03/06/08	10,000
9,415	Vanderburgh County, Multi-Family Housing, Arbors Apartment Project, Rev., VRDO, AMT, LOC: Lasalle Bank N.A., 3.10%, 03/06/08	9,415
		35,315
	Iowa — 0.7%
6,455	Iowa Finance Authority, Diocese of Sioux City Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.16%, 03/06/08	6,455
15,300	Iowa Finance Authority, Private School Facilities-Regis Schools, Rev., VRDO, LOC: Allied Irish Bank plc, 3.23%, 03/06/08	15,300
		21,755
	Kansas — 0.7%
3,250	City of Independence, Limited Obligation, Matcor Project, Series A, Rev., VRDO, AMT, LOC: Comerica Bank, 3.31%, 03/06/08	3,250
18,900	City of Wichita, Flight Safety International Inc., Rev., VRDO, AMT, LOC: Berkshire Hathaway, 3.41%, 03/06/08	18,900
		22,150
	Kentucky — 0.7%
5,325	Kentucky Housing Corp., Series H, Rev., VRDO, AMT, 3.31%, 03/07/08	5,325
14,775	Kentucky Turnpike Authority, Series PT-2702, Rev., VRDO, AMBAC, 3.33%, 03/07/08	14,775
		20,100

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Louisiana — 0.2%
6,250	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VRDO, 3.15%, 03/05/08	6,250
	Maryland — 0.4%
7,850	Austin Trust Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 3.22%, 03/06/08	7,850
4,005	Carroll County, Fairhaven & Copper Series A, Rev., VRDO, LOC: Branch Banking & Trust, 3.00%, 03/06/08	4,005
		11,855
	Michigan — 4.2%
	ABN AMRO Munitops Certificate Trust,
7,460	Series 2004-2, Rev., VRDO, AMT, GNMA COLL, LIQ: Bank of America N.A., 3.22%, 03/06/08	7,460
11,685	Series 2006-45, Rev., VRDO, GNMA COLL, 3.22%, 03/06/08 (m)	11,685
2,865	Dearborn EDC, Henry Ford, Rev., VRDO, LOC: Comerica Bank, 3.21%, 03/06/08	2,865
4,380	Deutsche Bank Spears/Lifers Trust Various States, Series 516, GO, VRDO, LIQ: Deutsche Bank A.G., 3.22%, 03/06/08	4,380
1,810	Michigan Public Educational Facilities Authority, Academy Woods Project, Rev., VRDO, LOC: Fifth Third Bank, 3.29%, 03/07/08	1,810
3,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/06/08	3,000
2,965	Michigan State Hospital Finance Authority, Southwestern Rehab Hospital, Rev., VRDO, LOC: Fifth Third Bank, 3.16%, 03/06/08	2,965
8,400	Michigan State Housing Development Authority, Series B, Rev., VRDO, AMT, LIQ: Hypo Real Estate Bank, 3.38%, 03/05/08	8,400
2,000	Michigan State Housing Development Authority, Sand Creek Apartments, Series I-A, Rev., VRDO, LOC: Citibank N.A., 3.05%, 03/05/08	2,000
5,495	Michigan State Housing Development Authority, Sand Creek II Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 3.05%, 03/05/08	5,495
6,350	Michigan State Housing Development Authority, Teal Run, Series A, Rev., VRDO, LOC: Citibank N.A., 3.05%, 03/05/08	6,350
7,840	Michigan Strategic Fund, Series ROCS-RR-II-R-10240, Rev., VRDO, LIQ: Citigroup Financial Products, 3.30%, 03/06/08	7,840
2,860	Michigan Strategic Fund, Artinian, Inc., Project, Rev., VRDO, AMT, LOC: Comerica Bank, 3.31%, 03/06/08	2,860
3,305	Michigan Strategic Fund, Grand River, Inc., Rev., VRDO, AMT, LOC: Fifth Third Bank, 3.29%, 03/07/08	3,305
2,260	Michigan Strategic Fund, JEB Property LLC Project, Rev., VRDO, AMT, LOC: Comerica Bank, 3.31%, 03/06/08	2,260
1,580	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, AMT, LOC: Lasalle Bank N.A., 3.10%, 03/06/08	1,580
2,800	Michigan Strategic Fund, MANS Project, Rev., VRDO, AMT, LOC: Comerica Bank, 3.31%, 03/06/08	2,800
7,430	Michigan Strategic Fund, Millennium Steering LLC Project, Rev., VRDO, LOC: Comercia Bank, 3.31%, 03/06/08	7,430
3,310	Michigan Strategic Fund, Scoclan II LLC Project, Series 1999, Rev., VRDO, AMT, LOC: Standard Federal Bank, 3.20%, 03/06/08	3,310
2,355	Michigan Strategic Fund, Sterling Die & Engineering, Rev., VRDO, AMT, LOC: Comerica Bank, 3.31%, 03/06/08	2,355
500	University of Michigan, Medical Services Plan, Series A, Rev., VRDO, 3.10%, 03/05/08	500
30,350	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Rev., VRDO, AMT, FSA, LOC: Bayerische Landesbank, 3.36%, 03/07/08	30,350
2,815	Wyoming Industrial Development, Ace-HI Displays, Inc. Project, Rev., VRDO, AMT, LOC: Standard Federal Bank , 3.10%, 03/06/08	2,815
		123,815
	Minnesota — 0.9%
17,175	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 3.16%, 03/06/08	17,175
9,000	Midwest Consortium of Municipal Utilities, Minnesota Municipal Utilities Association, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 3.16%, 03/06/08	9,000
		26,175

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   71

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Missouri — 0.1%
4,110	Missouri Housing Development Commission, Single Family Mortgage, Certificates Macon Trust, Series 2002-K, Rev., VRDO, AMT, GNMA/FNMA, LIQ: Bank of America N.A., 3.22%, 03/06/08	4,110
	Montana — 1.4%
2,655	Montana Board of Housing, Single Family Mortgage, Macon Trust, Series 2002-L, Rev., VRDO, AMT, LOC: Bank of America N.A., 3.22%, 03/06/08	2,655
10,940	Montana Board of Housing, Single Family Mortgage, MERLOTS, Series C-41, Rev., VRDO, AMT, LIQ: Bank of New York, 3.40%, 03/05/08	10,940
26,700	Montana Higher Education Student Assistance Corp., Series A, Rev., VRDO, AMT, 3.05%, 03/05/08	26,700
		40,295
	Nebraska — 0.7%
2,100	Deutsche Bank Spears/Lifers Trust Various States, Series DB-543, Rev., VRDO, LIQ: Deutsche Bank A.G., 3.22%, 03/06/08	2,100
17,185	Nebraska Investment Finance Authority, Single Family Housing, Series B, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: FHLB of Topeka, 3.35%, 03/05/08	17,185
		19,285
	Nevada — 0.8%
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Bank, 3.15%, 03/06/08	6,700
18,000	Nevada Housing Division, Multi-Unit, Southwest Village, Rev., VRDO, AMT, LIQ: FNMA, 3.20%, 03/06/08	18,000
		24,700
	New Jersey — 0.3%
8,000	New Jersey EDA, Series 1253, Rev., VRDO, AMBAC, 4.48%, 03/07/08	8,000
	New Mexico — 1.7%
18,535	Eclipse Funding Trust, Solar Eclipse, Series 2006-0114, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 3.20%, 03/07/08	18,535
	New Mexico Mortgage Finance Authority,
20,514	Series 56TP, Rev., VRDO, AMT, GIC:AIG, LIQ: Goldman Sachs Special Situations, 3.25%, 03/06/08	20,514
12,155	Series 1948, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Morgan Stanley Municipal Funding, 3.28%, 03/06/08	12,155
		51,204
	New York — 2.8%
44,995	Nassau County IDA, Series 75G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 3.24%, 03/06/08	44,995
26,575	New York State Thruway Authority, Series 3538, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 3.26%, 03/07/08	26,575
11,500	Seneca County Industrial Development Agency, BOA-Macon Trust, Series W, Rev., VRDO, AMT, LIQ: Bank of America N.A., 3.24%, 03/06/08	11,500
		83,070
	North Carolina — 1.8%
10,000	Durham County, Industrial Facilities & Pollution Control Financing Authority, Research Triangle, Rev., VRDO, LOC: Suntrust Bank, 3.16%, 03/06/08	10,000
9,100	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply Box Manufacturing, Rev., VRDO, LOC: Bank of America N.A., 3.12%, 03/06/08	9,100
17,100	North Carolina Capital Facilities Finance Agency, Duke Energy Carolinas Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 3.10%, 03/06/08	17,100
6,800	North Carolina Housing Finance Agency, Series 1784, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.28%, 03/06/08	6,800
9,800	Rowan County Industrial Facilities & Pollution Control Financing Authority, Clay Products Inc., Series A, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 3.45%, 03/06/08	9,800
		52,800
	North Dakota — 0.9%
27,210	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage, Series A, Rev., VRDO, AMT, LIQ: Lloyds TSB Bank plc, 3.06%, 03/05/08	27,210

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — 9.0%
	Buckeye Tobacco Settlement Financing Authority,
14,966	Series 2125, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.26%, 03/06/08	14,966
36,075	Series 2149, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.26%, 03/06/08	36,075
9,495	City of Lyndhurst, EDR, Hawken Schools, Series 2002, Rev., VRDO, LOC: National City Bank, 3.12%, 03/06/08	9,495
21,875	Clipper Tax-Exempt Certificate Trust, Series 2007-21, Rev., COP, VAR, LIQ: State Street Bank & Trust, 3.46%, 03/06/08	21,875
9,450	Columbus Regional Airport Authority, Series 242, Rev., VRDO, 5.36%, 03/07/08	9,450
3,455	Franklin County, Health Care Facilities, Presbyterian, Series B, Rev., VRDO, LOC: National City Bank, 3.08%, 03/06/08	3,455
3,920	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 3.10%, 03/06/08	3,920
2,340	Hamilton County, Series 356, Rev., VRDO, MBIA, LIQ: Morgan Stanley, 3.21%, 03/06/08	2,340
3,515	Mahoning County, Forum Health Obligation Group, Series B, Rev., VRDO, LOC: Fifth Third Bank, 3.08%, 03/06/08	3,515
4,060	Miami County, Hospital Authority, Series PT-575, Rev., VRDO, LOC: National Australia Bank, 5.26%, 03/07/08	4,060
10,000	Middletown Hospital Facilities, Series MT-239, Rev., VRDO, LOC: Lloyds TSB Bank plc, LIQ: Merrill Lynch Capital Services, 5.26%, 03/07/08	10,000
3,380	Montgomery County, Dayton Art Institute Project, Rev., VRDO, LOC: National City Bank, 3.17%, 03/06/08	3,380
	Montgomery County, Kettering Health,
10,000	Series A, Rev., VRDO, FSA, 3.14%, 03/07/08	10,000
29,040	Series B, Rev., VRDO, FSA, 3.14%, 03/07/08	29,040
3,200	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 3.10%, 03/06/08	3,200
	Ohio Housing Finance Agency, Residential Mortgage Backed,
7,500	Series B, Rev., VRDO, AMT, LOC: Citibank N.A., 3.05%, 03/05/08	7,500
35,105	Series F, Rev., VRDO, AMT, GNMA/FNMA, LOC: Citibank N.A., 2.91%, 03/07/08	35,105
9,985	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LOC: Citibank N.A., 2.87%, 03/07/08	9,985
26,000	Ohio State Water Development Authority, First Energy Nuclear, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 3.10%, 03/05/08	26,000
2,335	Ohio State Water Development Authority, First Energy Project, Series 2005-B, Rev., VRDO, AMT, LOC: Barclays Bank plc, 3.20%, 03/06/08	2,335
9,990	Puttable Floating Option Tax-Exempt Receipts, Series 4180, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 3.20%, 03/07/08	9,990
5,260	Sharonville, Edgcomb Metals Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.16%, 03/06/08	5,260
2,890	Warren County, EDA, Ralph J. Stolle Countryside, Rev., VRDO, LOC: Fifth Third Bank, 3.22%, 03/07/08	2,890
		263,836
	Oregon — 1.6%
46,800	Port of Portland, Portland Bulk Terminal Rev., VRDO, AMT, LOC: Canadian Imperial Bank, 3.36%, 03/07/08	46,800
	Other Territories — 4.3%
29,631	Clipper Tax-Exempt Certificate Trust, Series 2002-9, Weekly, COP, VAR, AMT, LIQ: State Street Bank & Trust Co., 3.31%, 03/06/08	29,631
8,000	Series 2007-19, Rev., VRDO, AMT, LIQ: State Street Bank & Trust Co., 3.31%, 03/06/08	8,000
37,000	Series 2007-26, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.46%, 03/06/08	37,000
1,722	Morgan Stanley Co., Inc. Trust, Series 1865, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.14%, 03/06/08	1,722
	Puttable Floating Option Tax-Exempt Receipts,
9,740	Series 386, Rev., VRDO, 4.47%, 03/07/08	9,740
9,285	Series 4316, Rev., VRDO, GNMA/FNMA, LIQ: Merrill Lynch, 3.23%, 03/07/08	9,285
300	Puttable Floating Option Tax-Exempt Receipts, Series EC-002, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.26%, 03/07/08	300
29,500	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A Certificates, Rev., VRDO, LIQ: FHLMC, 3.38%, 03/07/08	29,500
		125,178

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   73

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Pennsylvania — 2.2%
28,695	Allegheny County Hospital Development Authority, Series 878, Rev., FGIC, VRDO, 4.37%, 03/07/08	28,695
14,905	Lancaster County Hospital Authority, Quarryville Presbyterian, Rev., VRDO, LOC: Manufacturers & Traders, 3.00%, 03/06/08	14,905
2,400	Pennsylvania Economic Development Financing Authority, Fabtech Inc., Project, Series D, Rev., VRDO, AMT, LOC: PNC Bank N.A., 3.12%, 03/06/08	2,400
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VRDO, AMT, LOC: PNC Bank N.A., 2.94%, 03/05/08	6,000
14,200	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo & Co., 3.22%, 03/06/08 (e)	14,200
		66,200
	Puerto Rico — 1.0%
28,230	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.25%, 03/06/08	28,230
	South Carolina — 1.0%
13,895	Austin Trust, Various States, Series 2007-304, Rev., VRDO, LIQ: Bank of America N.A., 3.20%, 03/06/08	13,895
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 3.02%, 03/05/08	5,700
10,420	South Carolina State Ports Authority, Series 2291, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 3.24%, 03/06/08	10,420
		30,015
	South Dakota — 1.1%
33,900	South Dakota Housing Development Authority, Homeownership Mortgage, Series C, Rev., VRDO, AMT, LIQ: Landesbank Hessen-Thueringen, 3.27%, 03/07/08	33,900
	Tennessee — 1.2%
12,795	Clipper Tax-Exempt Certificate Trust, Series 2007-22, Rev., VRDO, LIQ: State Street Bank & Trust Co., 3.46%, 03/06/08	12,795
10,000	Lehman Municipal Trust Receipts, Series F6, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 3.55%, 03/05/08	10,000
12,435	Montgomery County Public Building Authority, Tennessee County Loan Pool, Rev., VRDO, LOC: Bank of America N.A., 3.00%, 03/06/08	12,435
		35,230
	Texas — 7.1%
37,300	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, AMT, LOC: Bank of America N.A., 3.06%, 03/05/08	37,300
19,900	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VRDO, AMT, FSA, LIQ: Bank of America N.A., 3.05%, 03/05/08	19,900
	Deutsche Bank Spears/Lifers Trust Various States,
1,315	Series DB-498, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank A.G., 3.22%, 03/06/08	1,315
10,000	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank A.G., 3.22%, 03/06/08	10,000
1,430	Series DB-540, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 3.22%, 03/06/08	1,430
2,030	Series DB-541, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank A.G., 3.22%, 03/06/08	2,030
4,980	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VRDO, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 3.22%, 03/06/08	4,980
7,235	El Paso County, Series 2230, GO, VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.41%, 03/06/08	7,235
3,805	Montgomery County Housing Finance Corp., Multi-Family Housing, Series F1, Rev., VRDO, LIQ: Lehman Liquidity LLC, 3.55%, 03/05/08	3,805
7,600	Municipal Securities Trust Certificates, Series 272, Class A, GO, VRDO, PSF-GTD, LIQ: Bear Stearns Capital Markets (y), 3.23%, 03/06/08	7,600
18,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Rev., VRDO, AMT, LOC: U.S. Bank N.A., 3.10%, 03/06/08	18,000
	State of Texas, Vets Housing Assist Fund,
9,800	Series II-A, GO, VRDO, LIQ: Dexia Credit, 2.84%, 03/07/08	9,800
12,925	Series II-A, GO, VRDO, AMT, 3.05%, 03/05/08	12,925
28,005	Texas Department of Housing & Community Affairs, Series A, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 3.20%, 03/06/08	28,005
15,000	Texas Department of Housing & Community Affairs, Harris Branch Apartments, Rev., VRDO, LOC: Wachovia Bank N.A., 3.10%, 03/06/08	15,000
14,250	Texas State Department Of Housing & Community Affairs, Idlewile Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 3.10%, 03/06/08	14,250

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Texas — Continued
6,610	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 3.06%, 03/07/08	6,610
8,330	Trinity River Authority, Community Waste Disposal Project, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 3.18%, 03/06/08	8,330
		208,515
	Utah — 1.0%
10,080	City of Park City, Ski & Snowboard Assistance, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.16%, 03/06/08	10,080
6,897	Jordanelle Special Service District, Tuhaye Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.16%, 03/06/08	6,897
12,485	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.16%, 03/06/08	12,485
		29,462
	Virginia — 2.0%
25,145	Southeastern Public Service Authority, Series A, Rev., VAR, AMT, LOC: Wells Fargo Bank N.A., 3.40%, 03/06/08	25,145
	Virginia Housing Development Authority, MERLOTS,
7,365	Series C-03, Rev., VRDO, 3.40%, 03/05/08	7,365
7,400	Series C-07, Rev., VRDO, 3.40%, 03/05/08	7,400
17,690	Series C-42, Rev., VRDO, 3.40%, 03/05/08	17,690
		57,600
	Washington — 2.3%
2,000	Port of Seattle, MERLOTS, Series B-04, Rev., VRDO, AMT, LOC: Fortis Bank, 3.10%, 03/05/08	2,000
	State of Washington,
4,235	Series 4, Rev., GO, VRDO, LIQ: Goldman Sachs Special Situations, 3.22%, 03/06/08	4,235
16,235	Series 3596, Rev., GO, VRDO, AMBAC, 3.17%, 03/07/08	16,235
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 3.10%, 03/06/08	7,200
16,340	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, AMT, LIQ: FNMA, 3.10%, 03/06/08	16,340
20,830	Wells Fargo Stage Trust, Series 2007-1C, Rev., VRDO, FSA, LIQ: Wells Fargo & Co., 3.22%, 03/06/08 (e)	20,830
		66,840
	West Virginia — 0.3%
7,555	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, AMT, LOC: Bank of America N.A., 3.10%, 03/06/08	7,555
	Wisconsin — 3.1%
	Wisconsin Housing & EDA,
68,130	Series A, Rev., VRDO, AMT, LIQ: Lloyds TSB Bank plc, 3.24%, 03/07/08	68,130
10,920	Series A, Rev., VRDO, AMT, LIQ; Lloyds TSB Bank plc, 3.27%, 03/07/08	10,920
	Wisconsin Housing & EDA,
5,545	Series B, Rev., VRDO, AMT, 3.00%, 03/05/08	5,545
5,690	Series C, Rev., VRDO, AMT, 3.00%, 03/05/08	5,690
		90,285
	Wyoming — 0.5%
8,600	City of Green River, Solid Waste Disposal, OCI Wyoming LP Project, Rev., VRDO, AMT, LOC: Comerica Bank, 3.41%, 03/06/08	8,600
5,000	Wyoming Community Development Authority, Series 11, Rev., VRDO, AMT, 3.33%, 03/07/08	5,000
		13,600
	Total Weekly Demand Notes (Cost $2,087,931)	2,087,931
	Total Investments — 99.8% (Cost $2,929,878)*	2,929,878
	Other Assets in Excess of Liabilities — 0.2%	6,805
	NET ASSETS — 100.0%	$2,936,683

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   75

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

ABBREVIATIONS AND DEFINITIONS:

*—	The cost of securities is substantially the same for federal income tax purposes.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures established by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(y)—	Subsequent to February 29, 2008, The Bear Stearns Companies Inc. and its affiliates became affiliated with JPMorgan Chase & Co. (See Note 9)

ACES—	Automatically Convertible Securities

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BAN—	Bond Anticipation Notes

CIFG—	CDC IXIS Financial Guaranty

COLL—	Collateral

COP—	Certificates of Participation

CR—	Custodial Receipts

DN—	Discount Notes

EAGLE—	Earnings of accrual generated on local tax-securities.

EDA—	Economic Development Authority

EDC—	Economic Development Corporation

EDR—	Economic Development Revenue

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Authority

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corporation

FNMA—	Federal National Mortgage Association

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of February 29, 2008.

FSA—	Financial Security Assurance

GNMA—	Government National Mortgage Association

GO—	General Obligation.

GTD—	Guaranteed

GTY—	Guaranty

IBC—	Insured Bond Certificates

IDA—	Industrial Development Authority

IDB—	Industrial Development Board

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

MTGS—	Mortgages

PCR—	Pollution Control Revenue

PRIV—	Private

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Board Loan Fund

RAN—	Revenue Anticipation Notes

Rev.—	Revenue Bond

SCAGO—	South Carolina Association of Governmental Organizations

TAN—	Tax Anticipation Notes

TAW—	Tax Anticipation Warrants

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VA—	Veterans Administration

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of February 29, 2008.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 29, 2008.

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   77

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund		Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
ASSETS:
Investments at value	$90,197,749		$10,774,733		$22,062,297		$3,096,977
Repurchase agreements, at value	11,563,168		854,314		11,924,519		9,777,062
Total investment securities, at value	101,760,917		11,629,047		33,986,816		12,874,039
Cash	274		1		—	(a)	—	(a)
Receivables:
Fund shares sold	29,440		1,767		26,055		—
Interest and dividends	329,850		35,377		84,533		3,711
Prepaid expenses and other assets	—	(a)	4		4		2
Total Assets	102,120,481		11,666,196		34,097,408		12,877,752

LIABILITIES:
Payables:
Dividends	112,032		9,276		24,893		10,566
Investment securities purchased	1,314,925		90,000		735,000		—
Fund shares redeemed	1		—	(a)	—		2
Accrued liabilities:
Investment advisory fees	6,724		782		2,046		789
Administration fees	6,013		642		1,649		680
Shareholder servicing fees	6,371		1,774		2,384		1,790
Distribution fees	512		1,018		335		456
Custodian and accounting fees	1,211		118		214		117
Trustees’ and Chief Compliance Officer’s fees	601		31		263		99
Other	3,026		779		700		430
Total Liabilities	1,451,416		104,420		767,484		14,929
Net Assets	$100,669,065		$11,561,776		$33,329,924		$12,862,823

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$100,668,626	$11,561,748	$33,329,881	$12,862,767
Accumulated undistributed (distributions in excess of) net investment income	(971)	(529)	(450)	(271)
Accumulated net realized gains (losses)	1,410	557	493	327
Total Net Assets	$100,669,065	$11,561,776	$33,329,924	$12,862,823
Net Assets:
Morgan	$7,199,661	$3,322,087	$3,356,978	$1,939,331
Premier	9,105,808	754,089	1,856,533	1,132,622
Agency	10,640,542	499,591	5,168,268	1,019,655
Class B	7,903	19,010	—	1,542
Class C	5,887	616,746	—	93,532
Institutional Class	28,355,614	1,211,750	7,023,964	6,073,940
Reserve	1,901,561	1,951,990	280,327	1,231,644
Investor	—	745,382	—	1,370,557
Cash Management	323,442	—	—	—
Capital	43,128,647	2,441,114	15,643,602	—
Service	—	17	252	—
Total	$100,669,065	$11,561,776	$33,329,924	$12,862,823
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	7,199,303	3,321,955	3,357,078	1,939,377
Premier	9,105,655	754,064	1,856,520	1,132,694
Agency	10,640,450	499,586	5,168,298	1,019,501
Class B	7,904	19,011	—	1,543
Class C	5,887	616,717	—	93,531
Institutional Class	28,356,244	1,211,727	7,023,927	6,073,837
Reserve	1,901,547	1,952,090	280,329	1,231,625
Investor	—	745,379	—	1,370,597
Cash Management	323,442	—	—	—
Capital	43,128,051	2,441,033	15,643,448	—
Service	—	17	252	—

Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00
Cost of investments	$101,760,917	$11,629,047	$33,986,816	$12,874,039

*	Redemption price for Class B and Class C Shares may be reduced by contingent deferred sales charges.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   79

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments at value	$15,759,057	$30,471,817		$24,952,458	$2,929,878
Cash	1	99,902		—	71
Receivables:
Investment securities sold	—	—		28,170	1,750
Fund shares sold	25	283		28,050	880
Interest and dividends	34,652	7,714		137,673	16,841
Prepaid expenses and other assets	—	—	(a)	—	1
Total Assets	15,793,735	30,579,716		25,146,351	2,949,421

LIABILITIES:
Payables:
Due to custodian	—	—		61	—
Dividends	5,577	20,916		23,904	361
Investment securities purchased	224,812	—		—	10,303
Accrued liabilities:
Investment advisory fees	919	1,855		1,662	184
Administration fees	769	1,377		1,419	114
Shareholder servicing fees	759	2,710		3,313	486
Distribution fees	28	931		1,529	830
Custodian and accounting fees	118	148		287	46
Trustees’ and Chief Compliance Officer’s fees	51	140		87	1
Other	463	957		724	413
Total Liabilities	233,496	29,034		32,986	12,738
Net Assets	$15,560,239	$30,550,682		$25,113,365	$2,936,683

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$15,559,983	$30,550,503	$25,112,006	$2,936,272
Accumulated undistributed (distributions in excess of) net investment income	(80)	96	1,359	210
Accumulated net realized gains (losses)	336	83	—	201
Total Net Assets	$15,560,239	$30,550,682	$25,113,365	$2,936,683

Net Assets:
Morgan	$295,739	$2,359,306	$758,385	$313,132
Premier	1,128,873	2,352,252	4,079,130	126,250
Agency	570,445	1,306,725	535,484	19,577
Institutional Class	13,536,697	13,006,895	12,493,562	647,885
Reserve	28,485	3,763,803	7,246,804	225,916
Capital	—	7,761,701	—	—
Service	—	—	—	16
E*Trade	—	—	—	1,603,907
Total	$15,560,239	$30,550,682	$25,113,365	$2,936,683

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	295,740	2,359,428	758,616	313,073
Premier	1,129,326	2,352,207	4,079,018	126,251
Agency	570,423	1,306,579	535,728	19,575
Institutional Class	13,536,415	13,006,784	12,492,390	647,752
Reserve	28,484	3,763,769	7,245,799	225,874
Capital	—	7,761,755	—	—
Service	—	—	—	15
E*Trade	—	—	—	1,603,722
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$15,759,057	$30,471,817	$24,952,458	$2,929,878
Market value of securities on loan	—	6,625,930	—	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   81

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2008

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income	$5,098,284	$582,758	$1,013,055	$462,233
Income from interfund lending (net)	—	324	—	—
Income from securities lending (net)	—	—	2	—
Total investment income	5,098,284	583,082	1,013,057	462,233

EXPENSES:
Investment advisory fees	79,427	9,044	16,709	8,414
Administration fees	74,827	8,539	15,625	7,881
Distribution fees	6,894	11,577	4,219	5,885
Shareholder servicing fees	121,807	26,112	32,012	25,396
Custodian and accounting fees	2,776	355	521	292
Interest expense	31	466	54	—	(a)
Professional fees	1,795	272	422	250
Trustees’ and Chief Compliance Officer’s fees	1,114	128	281	128
Printing and mailing costs	838	452	126	175
Registration and filing fees	581	161	—	26
Transfer agent fees	1,560	720	212	194
Other	918	244	397	230
Total expenses	292,568	58,070	70,578	48,871
Less amounts waived	(48,902)	(5,865)	(9,752)	(3,956)
Less earnings credits	(146)	(27)	(3)	—	(a)
Less expense reimbursements for legal matters	(3)	(1)	(1)	(1)
Net expenses	243,517	52,177	60,822	44,914
Net investment income (loss)	4,854,767	530,905	952,235	417,319

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	202	138	112	60
Payment by affiliate (See Note 3)	1,230	423	382	267
Net realized gain (loss)	1,432	561	494	327
Change in net assets resulting from operations	$4,856,199	$531,466	$952,729	$417,646

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$509,481		$708,560	$724,350	$131,659
Income from securities lending (net)	—		7,996	—	—
Total investment income	509,481		716,556	724,350	131,659

EXPENSES:
Investment advisory fees	8,444		14,255	16,784	2,957
Administration fees	7,897		13,223	15,726	2,810
Distribution fees	270		8,439	14,958	11,545
Shareholder servicing fees	12,924		30,640	39,839	9,465
Custodian and accounting fees	275		363	727	145
Interest expense	—	(a)	2	59	7
Professional fees	253		384	360	117
Trustees’ and Chief Compliance Officer’s fees	127		173	237	42
Printing and mailing costs	64		97	130	643
Registration and filing fees	207		523	322	109
Transfer agent fees	176		334	210	48
Other	135		152	223	110
Total expenses	30,772		68,585	89,575	27,998
Less amounts waived	(6,488)		(8,142)	(9,028)	(2,773)
Less earnings credits	—	(a)	(124)	(190)	(22)
Less expense reimbursements for legal matters	—		— (a)	—	— (a)
Net expenses	24,284		60,319	80,357	25,203
Net investment income (loss)	485,197		656,237	643,993	106,456

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	359		30	3,646	472
Payment by affiliate (See Note 3)	—		125	—	64
Net realized gain (loss)	359		155	3,646	536
Change in net assets resulting from operations	$485,556		$656,392	$647,639	$106,992

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,854,767	$4,104,044	$530,905	$473,913
Net realized gain (loss)	1,432	1	561	(2)
Change in net assets resulting from operations	4,856,199	4,104,045	531,466	473,911

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(311,576)	(230,812)	(132,934)	(107,309)
Premier
From net investment income	(446,083)	(359,208)	(25,659)	(21,516)
Agency
From net investment income	(487,141)	(484,533)	(17,183)	(10,822)
Class B
From net investment income	(272)	(261)	(723)	(906)
Class C
From net investment income	(149)	(118)	(19,897)	(18,477)
Institutional Class
From net investment income	(1,241,343)	(1,107,375)	(77,087)	(84,431)
Reserve
From net investment income	(81,063)	(18,448)	(88,548)	(79,387)
Investor
From net investment income	—	—	(51,701)	(81,392)
Cash Management
From net investment income	(19,238)	(2,140)	—	—
Capital
From net investment income	(2,268,060)	(1,901,133)	(117,172)	(69,639)
Service
From net investment income	—	—	(1)	(1)
Total distributions to shareholders	(4,854,925)	(4,104,028)	(530,905)	(473,880)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	11,683,663	17,409,707	898,031	(77,556)

NET ASSETS:
Change in net assets	11,684,937	17,409,724	898,592	(77,525)
Beginning of period	88,984,128	71,574,404	10,663,184	10,740,709
End of period	$100,669,065	$88,984,128	$11,561,776	$10,663,184
Accumulated undistributed (distributions in excess of) net investment income	$(971)	$(813)	$(529)	$(529)

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$952,235	$875,439	$417,319	$450,056
Net realized gain (loss)	494	— (a)	327	9
Change in net assets resulting from operations	952,729	875,439	417,646	450,065

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(147,373)	(131,004)	(75,875)	(65,687)
Premier
From net investment income	(85,520)	(79,979)	(57,117)	(59,351)
Agency
From net investment income	(185,587)	(186,005)	(32,493)	(44,055)
Class B
From net investment income	—	—	(52)	(73)
Class C
From net investment income	—	—	(1,999)	(1,142)
Institutional Class
From net investment income	(168,452)	(113,258)	(131,180)	(144,174)
Reserve
From net investment income	(14,465)	(22,397)	(53,473)	(49,590)
Investor
From net investment income	—	—	(65,165)	(86,048)
Capital
From net investment income	(350,801)	(342,789)	—	—
Service
From net investment income	(22)	(1)	—	—
Total distributions to shareholders	(952,220)	(875,433)	(417,354)	(450,120)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	15,174,915	(4,333,093)	4,861,592	(2,601,187)

NET ASSETS:
Change in net assets	15,175,424	(4,333,087)	4,861,884	(2,601,242)
Beginning of period	18,154,500	22,487,587	8,000,939	10,602,181
End of period	$33,329,924	$18,154,500	$12,862,823	$8,000,939
Accumulated undistributed (distributions in excess of) net investment income	$(450)	$(465)	$(271)	$(236)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$485,197	$237,630	$656,237	$375,854
Net realized gain (loss)	359	(14)	155	191
Change in net assets resulting from operations	485,556	237,616	656,392	376,045

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(9,749)	(9,883)	(82,605)	(77,627)
From net realized gains	—	—	—	(44)
Premier
From net investment income	(35,904)	(27,063)	(69,197)	(71,987)
From net realized gains	—	—	—	(37)
Agency
From net investment income	(12,185)	(7,376)	(35,906)	(48,005)
From net realized gains	—	—	—	(23)
Institutional Class
From net investment income	(426,666)	(193,248)	(242,290)	(100,264)
From net realized gains	—	—	—	(41)
Reserve
From net investment income	(693)	(60)	(82,186)	(3,989)
From net realized gains	—	—	—	— (a)
Capital
From net investment income	—	—	(143,929)	(74,027)
From net realized gains	—	—	—	(32)
Total distributions to shareholders	(485,197)	(237,630)	(656,113)	(376,076)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	8,853,805	3,273,932	21,855,429	1,212,243

NET ASSETS:
Change in net assets	8,854,164	3,273,918	21,855,708	1,212,212
Beginning of period	6,706,075	3,432,157	8,694,974	7,482,762
End of period	$15,560,239	$6,706,075	$30,550,682	$8,694,974
Accumulated undistributed (distributions in excess of) net investment income	$(80)	$(86)	$96	$(28)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$643,993	$485,091	$106,456	$85,163
Net realized gain (loss)	3,646	2,225	536	445
Change in net assets resulting from operations	647,639	487,316	106,992	85,608

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(23,884)	(11,927)	(8,724)	(9,346)
From net realized gains	—	—	(27)	(30)
Premier
From net investment income	(78,289)	(178,541)	(15,728)	(32,552)
From net realized gains	—	—	(33)	(100)
Agency
From net investment income	(13,503)	(13,170)	(720)	(792)
From net realized gains	—	—	(2)	(1)
Institutional Class
From net investment income	(373,394)	(266,628)	(29,195)	(7,498)
From net realized gains	—	—	(62)	(23)
Reserve
From net investment income	(155,430)	(14,491)	(7,120)	(4,178)
From net realized gains	—	—	(19)	(12)
Service
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	— (a)	— (a)
E*Trade
From net investment income	—	—	(44,966)	(30,798)
From net realized gains	—	—	(139)	(148)
Total distributions to shareholders	(644,500)	(484,757)	(106,735)	(85,478)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	9,285,556	(677,339)	(505,788)	1,511,052

NET ASSETS:
Change in net assets	9,288,695	(674,780)	(505,531)	1,511,182
Beginning of period	15,824,670	16,499,450	3,442,214	1,931,032
End of period	$25,113,365	$15,824,670	$2,936,683	$3,442,214
Accumulated undistributed (distributions in excess of) net investment income	$1,359	$(691)	$210	$207

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$625,349,291	$242,893,000	$4,755,006	$3,864,634
Dividends and distributions reinvested	171,873	149,704	130,528	105,401
Cost of shares redeemed	(624,283,245)	(241,076,252)	(4,347,456)	(3,076,080)
Change in net assets from Morgan capital transactions	$1,237,919	$1,966,452	$538,078	$893,955
Premier
Proceeds from shares issued	$606,832,392	$382,767,174	$2,533,479	$2,286,918
Dividends and distributions reinvested	210,021	138,694	16,766	8,498
Cost of shares redeemed	(605,781,643)	(382,511,304)	(2,342,095)	(2,065,902)
Change in net assets from Premier capital transactions	$1,260,770	$394,564	$208,150	$229,514
Agency
Proceeds from shares issued	$241,638,474	$138,881,614	$4,499,319	$2,877,596
Dividends and distributions reinvested	391,963	391,298	15,936	8,912
Cost of shares redeemed	(242,016,105)	(138,003,978)	(4,199,078)	(2,909,214)
Change in net assets from Agency capital transactions	$14,332	$1,268,934	$316,177	$(22,706)
Class B
Proceeds from shares issued	$9,769	$11,242	$12,676	$13,552
Dividends and distributions reinvested	241	231	688	862
Cost of shares redeemed	(8,268)	(11,219)	(13,071)	(16,147)
Change in net assets from Class B capital transactions	$1,742	$254	$293	$(1,733)
Class C
Proceeds from shares issued	$9,757	$7,101	$615,455	$564,463
Dividends and distributions reinvested	126	87	19,872	18,453
Cost of shares redeemed	(5,493)	(6,301)	(513,572)	(631,020)
Change in net assets from Class C capital transactions	$4,390	$887	$121,755	$(48,104)

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Institutional Class
Proceeds from shares issued	$296,065,849	$237,553,985	$7,830,825	$7,368,275
Dividends and distributions reinvested	735,073	529,426	68,410	70,477
Cost of shares redeemed	(293,854,229)	(233,774,190)	(8,357,560)	(7,651,647)
Change in net assets from Institutional Class capital transactions	$2,946,693	$4,309,221	$(458,325)	$(212,895)
Reserve
Proceeds from shares issued	$426,062,650	$57,801,715	$472,466,344	$420,949,560
Dividends and distributions reinvested	4,802	6,518	3,939	4,327
Cost of shares redeemed	(424,627,710)	(57,791,554)	(471,979,685)	(422,056,777)
Change in net assets from Reserve capital transactions	$1,439,742	$16,679	$490,598	$(1,102,890)
Investor
Proceeds from shares issued	$—	$—	$2,320,265	$2,317,378
Dividends and distributions reinvested	—	—	9,749	4,600
Cost of shares redeemed	—	—	(3,426,089)	(2,166,481)
Change in net assets from Select capital transactions	$—	$—	$(1,096,075)	$155,497
Cash Management
Proceeds from shares issued	$2,717,056	$421,996	$—	$—
Dividends and distributions reinvested	4,212	1,910	—	—
Cost of shares redeemed	(2,426,293)	(478,372)	—	—
Change in net assets from Cash Management capital transactions	$294,975	$(54,466)	$—	$—
Capital
Proceeds from shares issued	$668,115,229	$644,829,243	$33,744,387	$17,606,861
Dividends and distributions reinvested	1,430,816	755,680	89,729	56,455
Cost of shares redeemed	(665,062,945)	(636,077,741)	(33,056,737)	(17,631,511)
Change in net assets from Capital capital transactions	$4,483,100	$9,507,182	$777,379	$31,805
Service
Proceeds from shares issued	$—	$—	$— (a)	$— (a)
Dividends and distributions reinvested	—	—	1	1
Cost of shares redeemed	—	—	— (a)	— (a)
Change in net assets from Service capital transactions	$—	$—	$1	$1

Total change in net assets from capital transactions	$11,683,663	$17,409,707	$898,031	$(77,556)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Morgan
Issued	625,349,291	242,893,000	4,755,006	3,864,634
Reinvested	171,873	149,704	130,528	105,401
Redeemed	(624,283,245)	(241,076,252)	(4,347,456)	(3,076,080)
Change in Morgan Shares	1,237,919	1,966,452	538,078	893,955
Premier
Issued	606,832,392	382,767,174	2,533,479	2,286,918
Reinvested	210,021	138,694	16,766	8,498
Redeemed	(605,781,643)	(382,511,304)	(2,342,095)	(2,065,902)
Change in Premier Shares	1,260,770	394,564	208,150	229,514
Agency
Issued	241,638,474	138,881,614	4,499,319	2,877,596
Reinvested	391,963	391,298	15,936	8,912
Redeemed	(242,016,105)	(138,003,978)	(4,199,078)	(2,909,214)
Change in Agency Shares	14,332	1,268,934	316,177	(22,706)
Class B
Issued	9,769	11,242	12,676	13,550
Reinvested	241	231	688	862
Redeemed	(8,268)	(11,219)	(13,071)	(16,145)
Change in Class B Shares	1,742	254	293	(1,733)
Class C
Issued	9,757	7,101	615,455	564,463
Reinvested	126	87	19,872	18,453
Redeemed	(5,493)	(6,301)	(513,572)	(631,020)
Change in Class C Shares	4,390	887	121,755	(48,104)

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Institutional Class
Issued	296,065,849	237,553,985	7,830,825	7,368,275
Reinvested	735,073	529,426	68,410	70,477
Redeemed	(293,854,229)	(233,774,190)	(8,357,560)	(7,651,647)
Change in Institutional Class Shares	2,946,693	4,309,221	(458,325)	(212,895)
Reserve
Issued	426,062,650	57,801,715	472,466,344	420,949,560
Reinvested	4,802	6,518	3,939	4,327
Redeemed	(424,627,710)	(57,791,554)	(471,979,685)	(422,056,777)
Change in Reserve Shares	1,439,742	16,679	490,598	(1,102,890)
Investor
Issued	—	—	2,320,265	2,317,378
Reinvested	—	—	9,749	4,600
Redeemed	—	—	(3,426,089)	(2,166,481)
Change in Investor Shares	—	—	(1,096,075)	155,497
Cash Management
Issued	2,717,056	421,996	—	—
Reinvested	4,212	1,910	—	—
Redeemed	(2,426,293)	(478,372)	—	—
Change in Cash Management Shares	294,975	(54,466)	—	—
Capital
Issued	668,115,229	644,829,243	33,744,387	17,606,861
Reinvested	1,430,816	755,680	89,729	56,455
Redeemed	(665,062,945)	(636,077,741)	(33,056,737)	(17,631,511)
Change in Capital Shares	4,483,100	9,507,182	777,379	31,805
Service
Issued	—	—	— (a)	— (a)
Reinvested	—	—	1	1
Redeemed	—	—	— (a)	— (a)
Change in Service Shares	—	—	1	1

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$464,674,127	$320,733,869	$284,592,007	$122,096,434
Dividends and distributions reinvested	38,993	38,130	18,898	24,010
Cost of shares redeemed	(464,601,322)	(320,175,175)	(284,581,530)	(121,086,120)
Change in net assets from Morgan capital transactions	$111,798	$596,824	$29,375	$1,034,324
Premier
Proceeds from shares issued	$167,128,837	$168,917,097	$26,019,652	$10,775,455
Dividends and distributions reinvested	41,992	30,396	18,082	15,339
Cost of shares redeemed	(166,938,340)	(169,281,296)	(26,329,341)	(10,531,544)
Change in net assets from Premier capital transactions	$232,489	$(333,803)	$(291,607)	$259,250
Agency
Proceeds from shares issued	$112,355,236	$86,001,530	$14,950,152	$11,241,927
Dividends and distributions reinvested	153,419	127,447	20,067	27,698
Cost of shares redeemed	(111,230,939)	(85,755,462)	(14,847,557)	(11,267,534)
Change in net assets from Agency capital transactions	$1,277,716	$373,515	$122,662	$2,091
Class B
Proceeds from shares issued	$—	$—	$822	$774
Dividends and distributions reinvested	—	—	50	69
Cost of shares redeemed	—	—	(858)	(1,133)
Change in net assets from Class B capital transactions	$—	$—	$14	$(290)
Class C
Proceeds from shares issued	$—	$—	$211,503	$51,726
Dividends and distributions reinvested	—	—	1,999	1,142
Cost of shares redeemed	—	—	(147,997)	(45,990)
Change in net assets from Class C capital transactions	$—	$—	$65,505	$6,878

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Institutional Class
Proceeds from shares issued	$34,635,374	$16,664,731	$26,923,520	$12,603,553
Dividends and distributions reinvested	126,900	70,177	86,992	33,824
Cost of shares redeemed	(29,804,411)	(16,983,287)	(21,946,445)	(15,779,030)
Change in net assets from Institutional Class capital transactions	$4,957,863	$(248,379)	$5,064,067	$(3,141,653)
Reserve
Proceeds from shares issued	$82,039,901	$128,632,377	$324,670,266	$247,302,603
Dividends and distributions reinvested	416	69	3,269	6,047
Cost of shares redeemed	(82,103,588)	(129,008,689)	(324,318,141)	(247,937,378)
Change in net assets from Reserve capital transactions	$(63,271)	$(376,243)	$355,394	$(628,728)
Investor
Proceeds from shares issued	$—	$—	$4,523,934	$3,620,956
Dividends and distributions reinvested	—	—	6,381	4,023
Cost of shares redeemed	—	—	(5,014,133)	(3,758,038)
Change in net assets from Investor capital transactions	$—	$—	$(483,818)	$(133,059)
Capital
Proceeds from shares issued	$74,703,799	$45,274,162	$—	$—
Dividends and distributions reinvested	197,389	93,461	—	—
Cost of shares redeemed	(66,243,104)	(49,712,631)	—	—
Change in net assets from Capital capital transactions	$8,658,084	$(4,345,008)	$—	$—
Service
Proceeds from shares issued	$249,987	$20	$—	$—
Dividends and distributions reinvested	22	1	—	—
Cost of shares redeemed	(249,773)	(20)	—	—
Change in net assets from Service capital transactions	$236	$1	$—	$—

Total change in net assets from capital transactions	$15,174,915	$(4,333,093)	$4,861,592	$(2,601,187)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Morgan
Issued	464,674,127	320,733,869	284,592,007	122,096,434
Reinvested	38,993	38,130	18,898	24,010
Redeemed	(464,601,322)	(320,175,175)	(284,581,530)	(121,086,120)
Change in Morgan Shares	111,798	596,824	29,375	1,034,324
Premier
Issued	167,128,837	168,917,097	26,019,652	10,775,455
Reinvested	41,992	30,396	18,082	15,339
Redeemed	(166,938,340)	(169,281,296)	(26,329,341)	(10,531,544)
Change in Premier Shares	232,489	(333,803)	(291,607)	259,250
Agency
Issued	112,355,236	86,001,530	14,950,152	11,241,927
Reinvested	153,419	127,447	20,067	27,698
Redeemed	(111,230,939)	(85,755,462)	(14,847,557)	(11,267,534)
Change in Agency Shares	1,277,716	373,515	122,662	2,091
Class B
Issued	—	—	822	774
Reinvested	—	—	50	69
Redeemed	—	—	(858)	(1,133)
Change in Class B Shares	—	—	14	(290)
Class C
Issued	—	—	211,503	51,726
Reinvested	—	—	1,999	1,142
Redeemed	—	—	(147,997)	(45,990)
Change in Class C Shares	—	—	65,505	6,878

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Institutional Class
Issued	34,635,374	16,664,731	26,923,520	12,603,553
Reinvested	126,900	70,177	86,992	33,824
Redeemed	(29,804,411)	(16,983,287)	(21,946,445)	(15,779,030)
Change in Institutional Class Shares	4,957,863	(248,379)	5,064,067	(3,141,653)
Reserve
Issued	82,039,901	128,632,377	324,670,266	247,302,603
Reinvested	416	69	3,269	6,047
Redeemed	(82,103,588)	(129,008,689)	(324,318,141)	(247,937,378)
Change in Reserve Shares	(63,271)	(376,243)	355,394	(628,728)
Investor
Issued	—	—	4,523,934	3,620,956
Reinvested	—	—	6,381	4,023
Redeemed	—	—	(5,014,133)	(3,758,038)
Change in Investor Shares	—	—	(483,818)	(133,059)
Capital
Issued	74,703,799	45,274,162	—	—
Reinvested	197,389	93,461	—	—
Redeemed	(66,243,104)	(49,712,631)	—	—
Change in Capital Shares	8,658,084	(4,345,008)	—	—
Service
Issued	249,987	20	—	—
Reinvested	22	1	—	—
Redeemed	(249,773)	(20)	—	—
Change in Service Shares	236	1	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   95

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$7,925,705	$4,363,188	$89,097,576	$13,075,840
Dividends and distributions reinvested	6,417	5,913	55,875	51,687
Cost of shares redeemed	(7,871,768)	(4,340,649)	(88,687,512)	(13,147,712)
Change in net assets from Morgan capital transactions	$60,354	$28,452	$465,939	$(20,185)
Premier
Proceeds from shares issued	$3,635,129	$2,661,541	$203,393,487	$107,525,040
Dividends and distributions reinvested	27,179	14,946	20,914	16,165
Cost of shares redeemed	(3,138,318)	(2,828,389)	(202,353,656)	(107,757,670)
Change in net assets from Premier capital transactions	$523,990	$(151,902)	$1,060,745	$(216,465)
Agency
Proceeds from shares issued	$1,541,398	$1,188,597	$11,240,964	$4,683,954
Dividends and distributions reinvested	6,909	3,374	31,192	42,991
Cost of shares redeemed	(1,150,197)	(1,220,469)	(10,521,991)	(5,269,280)
Change in net assets from Agency capital transactions	$398,110	$(28,498)	$750,165	$(542,335)
Institutional Class
Proceeds from shares issued	$34,040,122	$17,625,865	$46,389,524	$14,119,865
Dividends and distributions reinvested	352,147	115,435	134,137	51,119
Cost of shares redeemed	(26,548,151)	(14,315,911)	(36,301,779)	(12,965,567)
Change in net assets from Institutional Class capital transactions	$7,844,118	$3,425,389	$10,221,882	$1,205,417
Reserve
Proceeds from shares issued	$62,876	$18,724	$15,561,788	$1,456,924
Dividends and distributions reinvested	661	60	33,529	312
Cost of shares redeemed	(36,304)	(18,293)	(12,617,505)	(673,942)
Change in net assets from Reserve capital transactions	$27,233	$491	$2,977,812	$783,294
Capital
Proceeds from shares issued	$—	$—	$28,181,961	$7,857,276
Dividends and distributions reinvested	—	—	82,855	22,793
Cost of shares redeemed	—	—	(21,885,930)	(7,877,552)
Change in net assets from Capital capital transactions	$—	$—	$6,378,886	$2,517

Total change in net assets from capital transactions	$8,853,805	$3,273,932	$21,855,429	$1,212,243

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Morgan
Issued	7,925,705	4,363,188	89,097,576	13,075,840
Reinvested	6,417	5,913	55,875	51,687
Redeemed	(7,871,768)	(4,340,649)	(88,687,512)	(13,147,712)
Change in Morgan Shares	60,354	28,452	465,939	(20,185)
Premier
Issued	3,635,129	2,661,541	203,393,487	107,525,040
Reinvested	27,179	14,946	20,914	16,165
Redeemed	(3,138,318)	(2,828,389)	(202,353,656)	(107,757,670)
Change in Premier Shares	523,990	(151,902)	1,060,745	(216,465)
Agency
Issued	1,541,398	1,188,597	11,240,964	4,683,954
Reinvested	6,909	3,374	31,192	42,991
Redeemed	(1,150,197)	(1,220,469)	(10,521,991)	(5,269,280)
Change in Agency Shares	398,110	(28,498)	750,165	(542,335)
Institutional Class
Issued	34,040,122	17,625,865	46,389,524	14,119,865
Reinvested	352,147	115,435	134,137	51,119
Redeemed	(26,548,151)	(14,315,911)	(36,301,779)	(12,965,567)
Change in Institutional Class Shares	7,844,118	3,425,389	10,221,882	1,205,417
Reserve
Issued	62,876	18,724	15,561,788	1,456,924
Reinvested	661	60	33,529	312
Redeemed	(36,304)	(18,293)	(12,617,505)	(673,942)
Change in Reserve Shares	27,233	491	2,977,812	783,294
Capital
Issued	—	—	28,181,961	7,857,276
Reinvested	—	—	82,855	22,793
Redeemed	—	—	(21,885,930)	(7,877,552)
Change in Capital Shares	—	—	6,378,886	2,517

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   97

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$85,575,701	$20,898,989	$1,201,980	$1,140,564
Dividends and distributions reinvested	11,471	6,219	8,641	9,256
Cost of shares redeemed	(85,399,846)	(20,800,377)	(1,212,555)	(1,082,925)
Change in net assets from Morgan capital transactions	$187,326	$104,831	$(1,934)	$66,895
Premier
Proceeds from shares issued	$11,010,623	$27,707,596	$927,144	$1,327,555
Dividends and distributions reinvested	17,077	12,570	3,028	2,274
Cost of shares redeemed	(9,027,807)	(31,762,508)	(1,841,156)	(1,199,580)
Change in net assets from Premier capital transactions	$1,999,893	$(4,042,342)	$(910,984)	$130,249
Agency
Proceeds from shares issued	$2,531,641	$2,720,547	$280,924	$164,706
Dividends and distributions reinvested	12,295	11,210	705	789
Cost of shares redeemed	(2,296,572)	(2,888,261)	(278,479)	(194,606)
Change in net assets from Agency capital transactions	$247,364	$(156,504)	$3,150	$(29,111)
Institutional Class
Proceeds from shares issued	$67,235,434	$52,326,990	$5,504,536	$1,706,229
Dividends and distributions reinvested	198,095	155,174	21,880	1,723
Cost of shares redeemed	(63,197,014)	(53,693,999)	(5,115,034)	(1,721,295)
Change in net assets from Institutional Class capital transactions	$4,236,515	$(1,211,835)	$411,382	$(13,343)
Reserve
Proceeds from shares issued	$30,756,453	$7,413,784	$55,519,720	$30,717,550
Dividends and distributions reinvested	8,290	36	256	208
Cost of shares redeemed	(28,150,285)	(2,785,309)	(55,407,731)	(30,777,487)
Change in net assets from Reserve capital transactions	$2,614,458	$4,628,511	$112,245	$(59,729)
Service
Proceeds from shares issued	$—	$—	$— (a)	$— (a)
Dividends and distributions reinvested	—	—	— (a)	— (a)
Cost of shares redeemed	—	—	— (a)	— (a)
Change in net assets from Service capital transactions	$—	$—	$— (a)	$— (a)
E*Trade
Proceeds from shares issued	$—	$—	$890,267	$1,960,200
Dividends and distributions reinvested	—	—	45,105	30,946
Cost of shares redeemed	—	—	(1,055,019)	(575,055)
Change in net assets from E*Trade capital transactions	$—	$—	$(119,647)	$1,416,091
Total change in net assets from capital transactions	$9,285,556	$(677,339)	$(505,788)	$1,511,052

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Morgan
Issued	85,575,701	20,898,989	1,201,969	1,140,564
Reinvested	11,471	6,219	8,641	9,256
Redeemed	(85,399,846)	(20,800,377)	(1,212,555)	(1,082,925)
Change in Morgan Shares	187,326	104,831	(1,945)	66,895
Premier
Issued	11,010,623	27,707,596	927,144	1,327,555
Reinvested	17,077	12,570	3,028	2,274
Redeemed	(9,027,807)	(31,762,508)	(1,840,998)	(1,199,580)
Change in Premier Shares	1,999,893	(4,042,342)	(910,826)	130,249
Agency
Issued	2,531,641	2,720,547	280,922	164,706
Reinvested	12,295	11,210	705	789
Redeemed	(2,296,572)	(2,888,261)	(278,475)	(194,606)
Change in Agency Shares	247,364	(156,504)	3,152	(29,111)
Institutional Class
Issued	67,235,434	52,326,990	5,504,488	1,706,229
Reinvested	198,095	155,174	21,880	1,723
Redeemed	(63,197,014)	(53,693,999)	(5,115,034)	(1,721,295)
Change in Institutional Class Shares	4,236,515	(1,211,835)	411,334	(13,343)
Reserve
Issued	30,756,453	7,413,784	55,519,706	30,717,550
Reinvested	8,290	36	256	208
Redeemed	(28,150,285)	(2,785,309)	(55,407,731)	(30,777,487)
Change in Reserve Shares	2,614,458	4,628,511	112,231	(59,729)
Service
Issued	—	—	— (a)	— (a)
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	— (a)	— (a)
Change in Service Shares	—	—	— (a)	— (a)
E*Trade
Issued	—	—	890,180	1,960,200
Reinvested	—	—	45,105	30,946
Redeemed	—	—	(1,055,019)	(575,055)
Change in E*Trade Shares	—	—	(119,734)	1,416,091

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05		$—	(g)	$0.05		$(0.05)	$—		$(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05		—	(g)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(g)	0.05		(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—	(g)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	4.75	%(h)	$7,199,661	0.51%		4.64%	0.52%
1.00	4.79		5,961,657	0.51		4.72	0.53
1.00	1.80		3,995,204	0.51		3.61	0.53
1.00	2.08		3,771,089	0.55		2.05	0.58
1.00	0.59		3,919,246	0.59		0.59	0.63
1.00	0.87		4,627,000	0.59		0.90	0.62

1.00	4.69	(h)	3,322,087	0.60	(i)	4.57	0.63
1.00	4.69		2,783,868	0.59		4.62	0.64
1.00	2.26		1,889,908	0.59		3.56	0.64
1.00	0.84		253,991	0.59		2.36	0.64

1.00	4.48	(h)	3,356,978	0.59		4.38	0.62
1.00	4.65		3,245,121	0.59		4.58	0.63
1.00	2.24		2,648,298	0.59		3.34	0.63
1.00	0.81		2,445,422	0.59		2.26	0.63

1.00	4.02	(h)	1,939,331	0.59		3.95	0.62
1.00	4.62		1,909,921	0.59		4.59	0.63
1.00	2.16		875,609	0.59		3.20	0.64
1.00	0.78		812,795	0.59		2.20	0.62

1.00	4.42		295,739	0.59		4.29	0.62
1.00	4.61		235,377	0.59		4.53	0.63
1.00	1.72		206,926	0.59		3.44	0.64
1.00	1.88		220,885	0.64		1.85	0.72
1.00	0.41		238,643	0.70		0.40	0.79
1.00	0.70		310,996	0.70		0.72	0.79

1.00	3.79	(h)	2,359,306	0.59		3.67	0.62
1.00	4.39		1,893,320	0.59		4.29	0.63
1.00	1.59		1,913,521	0.59		3.18	0.64
1.00	1.75		2,032,558	0.59		1.75	0.66
1.00	0.45		1,868,692	0.59		0.43	0.69
1.00	0.75		2,535,204	0.59		0.77	0.69

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Morgan (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03		$—	(g)	$0.03		$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—	(g)	(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	2.96%		$758,385	0.59%	2.93%	0.62%
1.00	2.97		570,935	0.59	3.00	0.62
1.00	1.15		465,810	0.59	2.37	0.63
1.00	1.43		557,839	0.59	1.43	0.66
1.00	0.48		566,501	0.59	0.48	0.68
1.00	0.69		655,098	0.59	0.72	0.69

1.00	2.99	(h)	313,132	0.59	2.94	0.64
1.00	3.01		315,046	0.59	2.97	0.63
1.00	1.49		248,123	0.59	2.33	0.64
1.00	0.63		36,495	0.59	1.79	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$—		$(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04	—	(g)	0.04	(0.04)	—	(g)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	4.82	%(h)	$9,105,808	0.45%	4.72%	0.47%
1.00	4.85		7,844,932	0.45	4.75	0.48
1.00	1.83		7,450,365	0.45	3.65	0.48
1.00	2.18		8,577,924	0.15	2.22	0.48
1.00	0.73		5,887,641	0.45	0.73	0.47
1.00	1.01		5,411,913	0.45	1.00	0.46

1.00	4.84	(h)	754,089	0.45	4.68	0.48
1.00	4.84		545,911	0.45	4.77	0.49
1.00	2.36		316,397	0.45	3.61	0.49
1.00	0.89		80,814	0.45	2.52	0.52

1.00	4.62	(h)	1,856,533	0.45	4.49	0.47
1.00	4.80		1,624,006	0.45	4.69	0.48
1.00	2.37		1,957,807	0.39	3.56	0.48
1.00	1.79		1,416,600	0.39	1.94	0.44
1.00	0.72		728,456	0.39	0.71	0.39
1.00	1.15		770,196	0.39	1.13	0.39

1.00	4.17	(h)	1,132,622	0.45	4.07	0.47
1.00	4.76		1,424,189	0.45	4.68	0.48
1.00	2.25		1,164,950	0.45	3.36	0.49
1.00	0.83		1,009,503	0.45	2.32	0.47

1.00	4.57		1,128,873	0.45	4.41	0.47
1.00	4.76		604,858	0.45	4.62	0.48
1.00	1.79		756,761	0.45	3.52	0.49
1.00	2.08		1,502,964	0.45	2.13	0.49
1.00	0.66		1,057,504	0.45	0.65	0.48
1.00	0.95		1,214,705	0.45	0.96	0.47

1.00	3.94	(h)	2,352,252	0.45	3.74	0.47
1.00	4.54		1,291,467	0.45	4.45	0.48
1.00	1.69		1,507,936	0.39	3.48	0.49
1.00	1.92		1,010,061	0.41	2.08	0.48
1.00	0.58		564,734	0.46	0.57	0.47
1.00	0.88		488,963	0.46	0.85	0.47

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03	$—	(g)	$0.03	$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Municipal Money Market Fund (e)
Year Ended February 29, 2008	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
July 1, 2005 through February 28, 2006 (f)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Effective February 19, 2005, Class I was renamed as Premier Shares

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	3.11%		$4,079,130	0.45%	2.96%	0.47%
1.00	3.10		2,078,846	0.45	3.07	0.47
1.00	1.22		6,120,346	0.45	2.47	0.48
1.00	1.58		4,686,356	0.45	1.57	0.48
1.00	0.62		4,038,922	0.45	0.62	0.47
1.00	0.83		3,429,000	0.45	0.82	0.47

1.00	3.13	(h)	126,250	0.45	3.25	0.49
1.00	3.16		1,037,219	0.45	3.11	0.48
1.00	1.58		906,870	0.45	2.36	0.48
1.00	1.42		827,335	0.45	1.39	0.51
1.00	0.61		867,509	0.45	0.60	0.53
1.00	0.96		1,085,136	0.45	0.96	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$—		$(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	5.02	%(h)	$10,640,542	0.26%	4.88%	0.32%
1.00	5.05		10,626,102	0.26	4.95	0.33
1.00	1.93		9,357,166	0.26	3.84	0.33
1.00	2.37		12,406,388	0.26	2.35	0.33
1.00	0.93		11,669,540	0.26	0.92	0.32
1.00	1.20		12,648,000	0.26	1.20	0.31

1.00	5.03	(h)	499,591	0.26	4.86	0.33
1.00	5.03		183,392	0.26	4.94	0.34
1.00	2.49		206,098	0.26	3.68	0.34
1.00	0.96		482,594	0.26	2.68	0.37

1.00	4.82	(h)	5,168,268	0.26	4.65	0.32
1.00	5.00		3,890,478	0.26	4.91	0.33
1.00	2.48		3,516,960	0.24	3.65	0.33
1.00	1.95		4,045,754	0.24	2.55	0.32
1.00	0.87		98,212	0.24	0.86	0.24
1.00	1.30		578,118	0.24	1.14	0.24

1.00	4.37	(h)	1,019,655	0.26	4.13	0.32
1.00	4.96		896,961	0.26	4.85	0.33
1.00	2.38		894,875	0.26	3.55	0.34
1.00	0.89		898,116	0.26	2.52	0.32

1.00	4.77		570,445	0.26	4.47	0.32
1.00	4.96		172,324	0.26	4.82	0.33
1.00	1.89		200,822	0.26	3.74	0.34
1.00	2.27		203,604	0.26	2.17	0.34
1.00	0.85		389,465	0.26	0.85	0.33
1.00	1.14		333,490	0.26	1.20	0.33

1.00	4.13	(h)	1,306,725	0.26	3.94	0.32
1.00	4.74		556,544	0.26	4.63	0.33
1.00	1.77		1,098,879	0.24	3.56	0.34
1.00	2.10		738,403	0.24	2.09	0.33
1.00	0.79		784,065	0.25	0.78	0.32
1.00	1.09		818,000	0.25	1.11	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03	$—	(g)	$0.03	$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	3.30%		$535,484	0.26%	3.21%	0.32%
1.00	3.31		288,068	0.26	3.26	0.32
1.00	1.31		444,492	0.26	2.63	0.33
1.00	1.77		904,664	0.26	1.74	0.33
1.00	0.81		1,173,270	0.26	0.82	0.32
1.00	1.02		724,817	0.26	1.05	0.33

1.00	3.33	(h)	19,577	0.26	3.20	0.34
1.00	3.35		16,427	0.26	3.22	0.34
1.00	1.71		45,534	0.26	2.71	0.34
1.00	0.75		17	0.26	2.34	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(f)	$0.04		$(0.04)	$1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended August 31, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales (charge) (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
4.28	%(g)	$7,903	0.97%		4.18%	1.17%
4.31		6,161	0.97		4.26	1.18
1.57		5,907	0.97		3.16	1.18
1.52		5,690	1.11		1.58	1.23
0.12		8,247	1.06		0.12	1.28
0.25		10,093	1.21		0.27	1.27

4.29	(g)	19,010	0.98	(h)	4.20	1.18
4.30		18,717	0.97		4.23	1.19
2.01		20,450	0.97		2.97	1.19
1.27		26,999	1.01		1.17	1.44
0.15		41,540	1.02		0.15	1.54
0.33		62,581	1.33		0.32	1.55

3.63	(g)	1,542	0.97		3.60	1.17
4.22		1,528	0.97		4.15	1.18
1.90		1,819	0.97		2.82	1.19
1.25		2,358	0.87		1.18	1.42
0.24		2,860	0.82		0.24	1.52
0.31		3,096	1.17		0.31	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(f)	$0.04		$(0.04)	$1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended August 31, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales (charge) (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
4.28	%(g)	$5,887	0.97%		4.11%	1.17%
4.31		1,497	0.97		4.33	1.17
1.57		611	0.97		3.21	1.18
1.52		387	1.11		1.54	1.23
0.12		661	1.07		0.13	1.28
0.25		564	1.21		0.25	1.27

4.29	(g)	616,746	0.98	(h)	4.17	1.18
4.29		494,963	0.97		4.20	1.19
2.01		543,064	0.97		3.04	1.19
1.27		347,285	0.97		2.06	1.23
0.15		8,284	1.02		0.15	1.52
0.33		9,267	1.33		0.31	1.55

3.63	(g)	93,532	0.97		3.21	1.17
4.22		28,026	0.97		4.18	1.18
1.90		21,148	0.97		2.82	1.19
1.25		27,589	0.96		1.90	1.21
0.24		548	0.83		0.24	1.53
0.31		869	1.19		0.30	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$—		$(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	5.08	%(h)	$28,355,614	0.20%	4.95%	0.27%
1.00	5.11		25,408,596	0.20	5.01	0.28
1.00	1.96		21,099,369	0.20	3.91	0.28
1.00	2.43		21,516,192	0.20	2.36	0.30
1.00	0.99		26,513,965	0.20	0.99	0.32
1.00	1.27		25,075,000	0.20	1.24	0.31

1.00	5.10	(h)	1,211,750	0.20	5.01	0.28
1.00	5.10		1,670,013	0.20	4.96	0.29
1.00	2.53		1,882,903	0.20	3.77	0.29
1.00	0.98		1,452,881	0.20	2.76	0.32

1.00	4.88	(h)	7,023,964	0.20	4.58	0.26
1.00	5.06		2,065,993	0.20	4.94	0.28
1.00	2.50		2,314,372	0.20	3.76	0.28
1.00	0.94		2,017,162	0.20	2.66	0.28

1.00	4.43	(h)	6,073,940	0.20	3.92	0.27
1.00	5.03		1,009,749	0.20	4.87	0.28
1.00	2.42		4,151,409	0.20	3.72	0.29
1.00	0.92		1,705,565	0.20	2.61	0.27

1.00	4.83		13,536,697	0.20	4.64	0.27
1.00	5.02		5,692,265	0.20	4.95	0.28
1.00	1.92		2,266,888	0.20	3.86	0.23
1.00	2.34		1,817,800	0.20	2.36	0.31
1.00	0.91		1,271,387	0.20	0.90	0.32
1.00	1.20		1,712,000	0.20	1.20	0.32

1.00	4.20	(h)	13,006,895	0.20	3.75	0.27
1.00	4.80		2,784,927	0.20	4.72	0.28
1.00	1.79		1,579,514	0.20	3.59	0.29
1.00	2.14		1,318,264	0.20	2.07	0.30
1.00	0.84		1,976,796	0.20	0.84	0.31
1.00	1.14		1,126,307	0.20	1.08	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03	$—	(g)	$0.03	$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(g)	0.03	(0.03)	—	(g)	(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (f) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	3.37%		$12,493,562	0.20%	3.27%	0.27%
1.00	3.37		8,255,381	0.20	3.32	0.27
1.00	1.34		9,465,973	0.20	2.69	0.28
1.00	1.83		8,973,878	0.20	1.81	0.30
1.00	0.87		8,684,334	0.20	0.87	0.31
1.00	1.09		6,332,000	0.20	1.05	0.32

1.00	3.39	(h)	647,885	0.20	3.37	0.29
1.00	3.41		236,421	0.20	3.36	0.28
1.00	1.75		249,762	0.20	2.71	0.29
1.00	0.77		84,755	0.20	2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(h)	$0.04		$(0.04)	$—		$(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Liquid Assets Money Market Fund (e)
Year Ended February 29, 2008	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
July 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
July 1, 2005 through February 28, 2006 (f)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (g) through June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund (e)
Year Ended February 29, 2008	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
July 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
February 19, 2005 (g) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	1.00	0.04		—	(h)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(h)	0.04		(0.04)	—	(h)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
February 19, 2005 (g) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	4.56	%(i)	$1,901,561	0.70%		4.46%	0.72%
1.00	4.59		461,798	0.70		4.49	0.73
1.00	1.71		445,119	0.70		3.45	0.73
1.00	1.92		304,259	0.70		1.92	0.73
1.00	0.48		269,516	0.70		0.48	0.73
1.00	0.76		355,358	0.70		0.76	0.71

1.00	4.57	(i)	1,951,990	0.71	(j)	4.48	0.73
1.00	4.58		1,461,304	0.70		4.41	0.74
1.00	2.19		2,564,187	0.70		3.25	0.74
1.00	1.53		3,569,531	0.75		1.48	0.78
1.00	0.40		4,372,583	0.77		0.40	0.79
1.00	0.89		5,744,025	0.77		0.90	0.80

1.00	4.36	(i)	280,327	0.70		4.30	0.72
1.00	4.54		343,592	0.70		4.37	0.73
1.00	2.17		719,836	0.69		3.23	0.73
1.00	0.77		749,475	0.69		2.19	0.73

1.00	3.91	(i)	1,231,644	0.70		3.85	0.72
1.00	4.50		876,221	0.70		4.36	0.73
1.00	2.08		1,504,955	0.70		3.10	0.74
1.00	1.38		1,737,775	0.74		1.40	0.75
1.00	0.29		1,702,965	0.77		0.29	0.77
1.00	0.73		2,453,050	0.77		0.75	0.78

1.00	4.31		28,485	0.70		4.08	0.72
1.00	4.50		1,251	0.70		4.45	0.73
1.00	1.67		760	0.70		3.30	0.74
1.00	1.21		1,093	0.70		2.65	0.73

1.00	3.68	(i)	3,763,803	0.70		3.33	0.72
1.00	4.27		785,951	0.70		4.37	0.72
1.00	1.54		2,663	0.68		3.21	0.74
1.00	1.11		968	0.68		2.37	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03		$—	(h)	$0.03		$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund (f)
Year Ended February 29, 2008	1.00	0.03		—	(h)	0.03		(0.03)	—	(h)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—	(h)	(0.03)
July 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Class A was renamed as Reserve Shares

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$ 1.00	2.85%		$7,246,804	0.70%	2.75%	0.72%
1.00	2.86		4,631,440	0.70	2.92	0.72
1.00	1.09		2,829	0.70	2.17	0.73
1.00	0.86		2,423	0.70	1.71	0.73

1.00	2.87	(i)	225,916	0.70	2.85	0.74
1.00	2.90		113,653	0.70	2.85	0.73
1.00	1.41		173,362	0.70	2.09	0.73
1.00	1.16		373,788	0.70	1.13	0.76
1.00	0.36		375,729	0.70	0.35	0.78
1.00	0.71		486,778	0.70	0.71	0.78

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (d)
Year Ended February 29, 2008	$1.00	$0.05	$—	(f)	$0.05	$(0.05)	$1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02	—		0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	1.00

U.S. Treasury Plus Money Market Fund (d)
Year Ended February 29, 2008	1.00	0.04	—	(f)	0.04	(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Effective February 19, 2005, Class I was renamed as Investor Shares

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
4.77	%(g)	$745,382	0.51%	4.74%	0.53%
4.77		1,841,427	0.51	4.69	0.54
2.32		1,685,923	0.51	3.44	0.54
1.77		1,962,817	0.52	1.58	0.55
0.65		3,898,608	0.52	0.65	0.54
1.15		4,881,506	0.52	1.14	0.55

4.11	(g)	1,370,557	0.51	4.11	0.52
4.70		1,854,344	0.51	4.60	0.53
2.21		1,987,416	0.51	3.27	0.54
1.52		2,509,650	0.52	1.56	0.52
0.55		2,920,637	0.52	0.54	0.52
0.99		3,912,526	0.52	0.99	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   125

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Cash Management

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04		$—	(e)	$0.04		$(0.04)	$1.00
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

126   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
4.28	%(f)	$323,442	0.96%	4.27%	0.97%
4.32		28,464	0.96	4.19	0.98
1.58		82,930	0.96	3.15	0.98
1.66		97,786	0.96	1.67	0.99
0.21		84,565	0.96	0.21	0.99
0.50		544,027	0.95	0.48	0.96

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   127

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Capital

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 29, 2008	$1.00	$0.05	$—	(h)	$0.05	$(0.05)	$—		$(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(h)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 29, 2008	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (f)	1.00	0.03	—	(h)	0.03	(0.03)	—		(0.03)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund (g)
Year Ended February 29, 2008	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05	—	(h)	0.05	(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (f)	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended June 30, 2005	1.00	0.02	—	(h)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(h)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05	—	(h)	0.05	(0.05)	—	(h)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(h)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Effective February 19, 2005, Class I was renamed as Capital Shares

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

128   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	5.12	%(i)	$43,128,647	0.16%	4.98%	0.22%
1.00	5.15		38,644,921	0.16	5.06	0.23
1.00	1.98		29,137,733	0.16	3.97	0.23
1.00	1.55		27,693,602	0.16	2.96	0.23

1.00	5.14	(i)	2,441,114	0.16	4.94	0.23
1.00	5.14		1,663,573	0.16	5.02	0.24
1.00	2.56		1,631,764	0.16	3.73	0.24
1.00	0.99		3,102,545	0.16	2.80	0.27

1.00	4.92	(i)	15,643,602	0.16	4.64	0.21
1.00	5.10		6,985,294	0.16	4.94	0.23
1.00	2.54		11,330,299	0.14	3.89	0.23
1.00	2.05		4,529,318	0.14	1.94	0.17
1.00	0.97		7,157,361	0.14	0.96	0.14
1.00	1.40		9,031,960	0.14	1.37	0.14

1.00	4.24	(i)	7,761,701	0.16	3.75	0.22
1.00	4.84		1,382,765	0.16	4.72	0.23
1.00	1.82		1,380,249	0.14	3.61	0.24
1.00	1.40		1,670,983	0.14	2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   129

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Service

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Liquid Assets Money Market Fund
Year Ended February 29, 2008	$1.00	$0.04	$—	(f)	$0.04	$(0.04)	$—		$(0.04)
Year Ended February 28, 2007	1.00	0.04	—	(f)	0.04	(0.04)	—		(0.04)
July 15, 2005 (d) through February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)

U.S. Government Money Market Fund
Year Ended February 29, 2008	1.00	0.04	—	(f)	0.04	(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04	—	(f)	0.04	(0.04)	—		(0.04)
July 15, 2005 (d) through February 28, 2006 (e)	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Municipal Money Market Fund
Year Ended February 29, 2008	1.00	0.02	—	(f)	0.02	(0.02)	—	(f)	(0.02)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 15, 2005 (d) through February 28, 2006 (e)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

130   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	4.23	%(g)	$17	1.04%	4.14%	1.08%
1.00	4.27		16	1.00	4.19	1.09
1.00	1.89		15	1.00	3.00	1.10

1.00	4.01	(g)	252	1.05	3.00	1.06
1.00	4.23		16	1.00	4.15	1.07
1.00	1.87		15	1.00	2.97	1.09

1.00	2.53	(g)	16	1.04	2.49	1.09
1.00	2.59		15	1.00	2.55	1.09
1.00	1.16		15	1.00	1.85	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   131

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Municipal Money Market Fund
Year Ended February 29, 2008	$1.00	$0.03		$—	(f)	$0.03		$(0.03)	$—	(f)	$(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
January 17, 2006 (d) through February 28, 2006 (e)	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

132   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	2.57	%(g)	$1,603,907	1.00%	2.55%	1.09%
1.00	2.59		1,723,433	1.00	2.60	1.08
1.00	0.25		307,366	1.00	2.11	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Cash Management and Capital	JPM I
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Investor, Capital and Service	JPM II
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve, Capital and Service	JPM II
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve and Investor	JPM II
Federal Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve	JPM I
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve and Capital	JPM I
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve	JPM I
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve, Service and E*Trade	JPM II

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Morgan, Premier, Agency, Institutional Class, Reserve, Cash Management, Capital, Investor, Service and E*Trade Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of February 29, 2008 (amounts in thousands):

	Market Value	Percentage
Prime Money Market Fund	$5,785,837	5.75%
Liquid Assets Money Market Fund	805,939	6.97
U.S. Government Money Market Fund	1,650,000	4.95

134   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

C.  Repurchase Agreements — Certain Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Securities Lending — To generate additional income, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent. Liquid Assets Money Market Fund and U.S. Government Money Market Fund will simultaneously seek to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Liquid Assets Money Market Fund and U.S. Government Money Market Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the 100% U.S. Treasury Securities Money Market Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of February 29, 2008, the following Funds had securities with the following market values on loan, received the following collateral and for the year ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
U.S. Government Money Market Fund	$—	$—	$—	(b)
100% U.S. Treasury Securities Money Market Fund (a)	6,625,930	6,759,749	2,317

(a)	Collateral was received in the form of U.S. Treasury Securities, which the Fund cannot sell or repledge, and accordingly, are not reflected in the Fund’s assets and liabilities.

(b)	Amount rounds to less than $1,000.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   135

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Federal Money Market Fund	$—	$6	$(6)
Tax Free Money Market Fund	—	2,557	(2,557)

The reclassifications for the Funds relate primarily to differences in the character for tax purposes of distributions.

I.  Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisors or their affiliates.

As of February 29, 2008, there were no waivers/reimbursements resulting from investments in the money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all

136   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 29, 2008, the annual effective rate of each Fund’s average daily net assets was as follows:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.07
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.07
100% U.S. Treasury Securities Money Market Fund	0.07
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan, Class B, Class C, Reserve, Cash Management, Service and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier, Agency, Institutional Class, Investor and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a	0.75%	0.75%	0.25%	0.50%	n/a	n/a
Liquid Assets Money Market Fund	0.10%	0.75	0.75	0.25	n/a	0.60%	n/a
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60%

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the year ended February 29, 2008, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$47
Liquid Assets Money Market Fund	44
U.S. Treasury Plus Money Market Fund	3

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional Class
Prime Money Market Fund	0.35%	0.30%	0.15%	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   137

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%	n/a	0.30%	0.05%	n/a	n/a
Liquid Assets Money Market Fund	0.30	0.35%	n/a	0.05	0.30%	n/a
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional Class
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service		E*Trade
Prime Money Market Fund	0.70%	n/a	0.96%	0.16%	n/a		n/a
Liquid Assets Money Market Fund	0.70	0.51%	n/a	0.16	1.05	%*	n/a
U.S. Government Money Market Fund	0.70	n/a	n/a	0.16	1.05	*	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a		n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a		n/a
100% U.S. Treasury Securities Money Market Fund	0.70	n/a	n/a	0.16	n/a		n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a		n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.05	*	1.00%

*	Prior to July 1, 2007, the contractual expense limitation was 1.00%.

The contractual expense limitation agreements were in effect for the year ended February 29, 2008. The expense limitation percentages in the table above are in place until at least June 30, 2008.

For the year ended February 29, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

138   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Prime Money Market Fund	$4,546	$44,019	$48,565
Liquid Assets Money Market Fund	1,797	4,068	5,865
U.S. Government Money Market Fund	2,938	6,814	9,752
U.S. Treasury Plus Money Market Fund	805	3,151	3,956
Federal Money Market Fund	690	5,798	6,488
100% U.S. Treasury Securities Money Market Fund	2,774	5,368	8,142
Tax Free Money Market Fund	961	8,067	9,028
Municipal Money Market Fund	1,391	1,382	2,773

	Voluntary Waivers
	Administration	Total
Prime Money Market Fund	$337	$337

The Payment by affiliate amount shown in the Statement of Operations represents a payment received by the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Municipal Money Market Fund from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (BOIA) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party brokers/dealers. For the year ended February 29, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the year ended February 29, 2008 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Morgan	$—	$23,552
Premier	—	28,430
Agency	—	14,999
Class B	49	16
Class C	27	9
Institutional Class	—	25,155
Reserve	4,559	5,471
Cash Management	2,259	1,355
Capital	—	22,820
	$6,894	$121,807

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   139

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

	Distribution		Shareholder Servicing
Liquid Assets Money Market Fund
Morgan	$2,914		$10,199
Premier	—		1,647
Agency	—		532
Class B	129		43
Class C	3,583		1,194
Institutional Class	—		1,542
Reserve	4,951		5,941
Investor	—		3,825
Capital	—		1,189
Service	—	(a)	—	(a)
	$11,577		$26,112
U.S. Government Money Market Fund
Morgan	$3,372		$11,801
Premier	—		5,721
Agency	—		5,997
Institutional Class	—		3,688
Reserve	843		1,011
Capital	—		3,792
Service	4		2
	$4,219		$32,012
U.S. Treasury Plus Money Market Fund
Morgan	$1,925		$6,737
Premier	—		4,224
Agency	—		1,184
Class B	11		4
Class C	468		156
Institutional Class	—		3,350
Reserve	3,481		4,177
Investor	—		5,564
	$5,885		$25,396
Federal Money Market Fund
Morgan	$228		$796
Premier	—		2,446
Agency	—		410
Institutional Class	—		9,221
Reserve	42		51
	$270		$12,924
100% U.S. Treasury Securities Money Market Fund
Morgan	$2,253		$7,888
Premier	—		5,560
Agency	—		1,370
Institutional Class	—		6,474
Reserve	6,186		7,423
Capital	—		1,925
	$8,439		$30,640
Tax Free Money Market Fund
Morgan	$818		$2,862
Premier	—		7,939
Agency	—		632
Institutional Class	—		11,437
Reserve	14,140		16,969
	$14,958		$39,839

140   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Distribution		Shareholder Servicing
Municipal Money Market Fund
Morgan	$298		$1,042
Premier	—		1,457
Agency	—		34
Institutional Class	—		870
Reserve	627		752
Service	—	(a)	—	(a)
E*Trade	10,620		5,310
	$11,545		$9,465

(a)	Amount rounds to less than $1,000.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
100% U.S. Treasury Securities Money Market Fund	$30,471,822	$—	$5	$(5)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$4,854,925	$—	$—	$4,854,925
Liquid Assets Money Market Fund	530,905	—	—	530,905
U.S. Government Money Market Fund	952,220	—	—	952,220
U.S. Treasury Plus Money Market Fund	417,354	—	—	417,354
Federal Money Market Fund	485,197	—	—	485,197
100% U.S. Treasury Securities Money Market Fund	656,113	—	—	656,113
Tax Free Money Market Fund	8,286	1,291	634,923	644,500
Municipal Money Market Fund	554	—	106,181	106,735

The tax character of distributions paid during the fiscal year ended February 28, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$4,104,028	$—	$4,104,028
Liquid Assets Money Market Fund	473,880	—	473,880
U.S. Government Money Market Fund	875,433	—	875,433
U.S. Treasury Plus Money Market Fund	450,120	—	450,120
Federal Money Market Fund	237,630	—	237,630
100% U.S. Treasury Securities Money Market Fund	376,076	—	376,076
Tax Free Money Market Fund	1,560	483,197	484,757
Municipal Money Market Fund	498	84,980	85,478

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   141

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

At February 29, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$114,549	$—	$—	$—
Liquid Assets Money Market Fund	9,549	—	—	—
U.S. Government Money Market Fund	25,605	—	—	—
U.S. Treasury Plus Money Market Fund	10,943	—	—	—
Federal Money Market Fund	5,973	—	—	—
100% U.S. Treasury Securities Money Market Fund	21,690	—	—	(5)
Tax Free Money Market Fund	—	—	25,670	—
Municipal Money Market Fund	364	117	325	—

The cumulative timing differences primarily consist of distributions payable, deferred compensation, post October loss deferrals (100% U.S. Treasury Securities Money Market Fund) and wash sale loss deferrals (100% U.S. Treasury Securities Money Market Fund).

During the year ended February 29, 2008, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Prime Money Market Fund	$20
Liquid Assets Money Market Fund	4
U.S. Government Money Market Fund	1
Tax Free Money Market Fund	1,089

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended February 29, 2008, the 100% U.S. Treasury Securities Money Market Fund deferred to March 1, 2008 post October capital losses of approximately $289,000.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

As of February 29, 2008, the Liquid Assets Money Market Fund had no outstanding loans from another fund. Average loans for the year ended February 29, 2008, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$3,744	2	$324

Interest earned, if any, as a result of lending money to another fund as of February 29, 2008 is included in Income from interfund lending (net) in the Statement of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2008, or at any time during the year then ended.

142   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Fnds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Subsequent Event

On March 16, 2008, JPMorgan announced that it will acquire The Bear Stearns Companies Inc. (“Bear Stearns”) pending regulatory and shareholder approvals. The transaction is expected to close by the end of the second calendar quarter 2008. In addition, JPMorgan and Bear Stearns entered into a share purchase agreement on March 24, 2008. Pursuant to that share purchase agreement, JPMorgan purchased 95 million newly issued common shares of Bear Stearns’ stock, or 39.5% of the company after issuance, on April 8, 2008.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   143

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund (hereafter collectively referred to as the “Funds”) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2008

144   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   145

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

146   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Elizabeth A. Davin (1964),** Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	Prior to February 14, 2008, Ms. Davin was an Assistant Secretary.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   147

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2007, and continued to hold your shares at the end of the reporting period, February 29, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Prime Money Market Fund
Morgan
Actual	$1,000.00	1,022.20	2.56	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Premier
Actual	1,000.00	1,022.50	2.26	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Agency
Actual	1,000.00	1,023.50	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class B
Actual	1,000.00	1,019.90	4.87	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class C
Actual	1,000.00	1,019.90	4.87	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Institutional Class
Actual	1,000.00	1,023.80	1.01	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Reserve
Actual	1,000.00	1,021.20	3.52	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70
Cash Management
Actual	1,000.00	1,019.90	4.82	0.96
Hypothetical	1,000.00	1,020.09	4.82	0.96

148   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Beginning Account Value September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Capital
Actual	$1,000.00	$1,024.00	$0.81	0.16%
Hypothetical	1,000.00	1,024.07	0.81	0.16

Liquid Assets Money Market Fund
Morgan
Actual	1,000.00	1,021.90	2.97	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,022.60	2.26	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Agency
Actual	1,000.00	1,023.60	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class B
Actual	1,000.00	1,020.00	4.87	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class C
Actual	1,000.00	1,020.00	4.87	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Institutional Class
Actual	1,000.00	1,023.90	1.01	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Reserve
Actual	1,000.00	1,021.30	3.52	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70
Investor
Actual	1,000.00	1,022.30	2.56	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Capital
Actual	1,000.00	1,024.10	0.81	0.16
Hypothetical	1,000.00	1,024.07	0.81	0.16
Service
Actual	1,000.00	1,019.50	5.32	1.06
Hypothetical	1,000.00	1,019.59	5.32	1.06

U.S. Government Money Market Fund
Morgan
Actual	1,000.00	1,020.20	2.96	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,020.90	2.26	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Agency
Actual	1,000.00	1,021.90	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,022.20	1.01	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Reserve
Actual	1,000.00	1,019.60	3.51	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   149

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Capital
Actual	$1,000.00	$1,022.40	$0.80	0.16%
Hypothetical	1,000.00	1,024.07	0.81	0.16
Service
Actual	1,000.00	1,017.80	5.27	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05

U.S. Treasury Plus Money Market Fund
Morgan
Actual	1,000.00	1,016.70	2.96	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,017.50	2.26	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Agency
Actual	1,000.00	1,018.40	1.30	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class B
Actual	1,000.00	1,014.80	4.86	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class C
Actual	1,000.00	1,014.80	4.86	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Institutional Class
Actual	1,000.00	1,018.70	1.00	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Reserve
Actual	1,000.00	1,016.20	3.51	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70
Investor
Actual	1,000.00	1,017.20	2.56	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51

100% U.S. Treasury Securities Money Market
Morgan
Actual	1,000.00	1,015.40	2.96	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,016.10	2.26	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Agency
Actual	1,000.00	1,017.10	1.30	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,017.40	1.00	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Reserve
Actual	1,000.00	1,014.80	3.51	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70
Capital
Actual	1,000.00	1,017.60	0.80	0.16
Hypothetical	1,000.00	1,024.07	0.81	0.16

150   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

	Beginning Account Value September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio

Federal Money Market Fund
Morgan
Actual	$1,000.00	$1,020.00	$2.96	0.59%
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,020.70	2.26	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Agency
Actual	1,000.00	1,021.70	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,022.00	1.01	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Reserve
Actual	1,000.00	1,019.50	3.51	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70

Tax Free Money Market Fund
Morgan
Actual	1,000.00	1,013.60	2.95	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,014.30	2.25	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Agency
Actual	1,000.00	1,015.20	1.30	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,015.50	1.00	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Reserve
Actual	1,000.00	1,013.00	3.50	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70

Municipal Money Market Fund
Morgan
Actual	1,000.00	1,013.60	2.95	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,014.30	2.25	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Agency
Actual	1,000.00	1,015.30	1.30	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,015.60	1.00	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Reserve
Actual	1,000.00	1,013.10	3.50	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   151

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Service
Actual	$1,000.00	$1,011.30	$5.30	1.06%
Hypothetical	1,000.00	1,019.59	5.32	1.06
E*Trade
Actual	1,000.00	1,011.60	5.00	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

152   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 29, 2008

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

For the fiscal year ended February 29, 2008, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$4,047,863
U.S. Government Money Market Fund	946,122
U.S. Treasury Plus Money Market Fund	416,167
Federal Money Market Fund	482,516
100% U.S. Treasury Securities Money Market Fund	628,668

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 29, 2008:

Exempt Distributions Paid
Tax Free Money Market Fund	98.91%
Municipal Money Market Fund	99.52

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2008:

Income From U.S. Treasury Obligations
U.S. Government Money Market Fund	34.25%
U.S. Treasury Plus Money Market Fund	8.64
Federal Money Market Fund	100.00
100% U.S. Treasury Securities Money Market Fund	98.88

For the fiscal year ended February 29, 2008, the Municipal Money Market Fund designates approximately $283,000 of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gains.

Long-Term Capital Gain Designation — 15%

The Tax Free Money Market Fund hereby designates approximately $1,291,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2008.

FEBRUARY 29, 2008        JPMORGAN MONEY MARKET FUNDS   153

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to its Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. February 2008.	AN-MMKT-208

ANNUAL REPORT FEBRUARY 29, 2008

JPMorgan Funds

Income

Funds

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Ultra Short Duration Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	4
JPMorgan Government Bond Fund	6
JPMorgan High Yield Bond Fund	8
JPMorgan Intermediate Bond Fund	10
JPMorgan Mortgage-Backed Securities Fund	12
JPMorgan Short Duration Bond Fund	14
JPMorgan Treasury & Agency Fund	16
JPMorgan Ultra Short Duration Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	128
Financial Highlights	150
Notes to Financial Statements	170
Report of Independent Registered Public Accounting Firm	184
Trustees	185
Officers	187
Schedule of Shareholder Expenses	188
Tax Letter	192

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 10, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Income Funds for the 12-month period ended February 29, 2008. Inside, you’ll find in-depth information on certain of the Funds along with reports from the portfolio managers.

“Despite market volatility, disarray in the credit and sub-prime mortgage markets, increased risk aversion and decelerating economic growth, the U.S. taxable bond market significantly outperformed the stock market, with higher-quality bonds leading the way.”

Bonds outpace stocks

Despite market volatility, disarray in the credit and sub-prime mortgage markets, increased risk aversion and decelerating economic growth, the U.S. bond market significantly outperformed the stock market, with higher-quality bonds leading the way. Bonds, as measured by the Lehman Brothers U.S. Aggregate Index, returned 7.30% for the 12-month period, while stocks, as measured by the S&P 500 Index, returned –3.60%.

The risk aversion in U.S. markets was absent from the foreign stage, as emerging-market bonds continued to perform well. In addition, fixed income returns in developed markets offered strong returns in the period. In general, government bond markets continued to make progress due to the weakening outlook for equities in the face of an economic slowdown. Despite the decelerating economy, there was a spike in headline consumer price index inflation data, caused by strong commodity prices (particularly food and oil), which was most notable in the United States and euro zone.

Credit problems build

Problems in the credit markets emerged late in the second calendar quarter of 2007. Spread-sector (non-Treasury segments) yields began increasing due to unease about credit quality in the leveraged and sub-investment-grade mortgage loan markets. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. Liquidity concerns in the markets for non-agency mortgages, high-yield debt and asset-backed securities remained the dominant theme as the period progressed. Given the high degree of uncertainty about exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance as investors were jolted by unfavorable news and strong volatility.

The commercial paper market impacted virtually all sectors of the fixed income markets, especially entities issuing asset-backed commercial paper. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility. In the final months of the period, several financial companies revealed large losses from sub-prime debt exposure, and the credit ratings of several monoline insurers suffered, further depressing market sentiment.

Government responds with rate cuts, stimulus package

In response to credit market and economic growth concerns, the Federal Reserve (Fed) adopted an easing campaign, while the federal government announced a stimulus plan that would send rebate checks to millions of U.S. homes.

The Fed’s actions cut interest rates by 225 basis points (bps) during the period and pushed money market yields lower throughout the year. The fed funds target ended the 12-month period at 3.00%.

The Fed’s rate cuts resulted from a shift in sentiment regarding economic growth and inflation, with the central bank’s latest policy statements indicating a greater concern about a slowing economy than the potential for rising inflation. Previously, the Fed had stated that inflation was the greater threat and the reason it kept the fed funds target unchanged at 5.25% from June 29, 2006, through September 18, 2007.

Treasury yields

As the period progressed, the government segments of the fixed income market provided more stability for investors than the volatile stock market and spread sectors (non-Treasury segments) of the bond market. In particular, investors preferred Treasury securities, which advanced 11.39% for the year, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed income market, while high-yield securities were the worst, as investors scaled back their appetites for risk.

The yield curve steepened on U.S. Treasuries during the year, as the shorter end experienced the greatest decline. For example, the yield on the three-year Treasury dropped from 4.55% to 1.87%, while that on the 30-year Treasury fell from 4.68% to 4.41%. Generally, interest rates and prices had an inverse relationship to one another. As demand for the safety of Treasury securities drove prices higher over the period, yields were pushed lower.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   1

JPMorgan Core Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$4,407,212
Primary Benchmark	Lehman Brothers U.S. Aggregate Index
Average Credit Quality	AAA
Duration	4.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Bond Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,* returned 8.25%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 7.30% return for the Lehman Brothers U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to security selection and yield curve positioning. Within the mortgage sector, the Fund’s focus on well-structured collateralized mortgage obligations contributed to performance, as they performed relatively better than the overall mortgage market during the period’s significant volatility and spread widening. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. In terms of yield curve positioning, the Fund was well-positioned for the dramatic steepening that occurred. The Fund’s higher-quality bias also helped returns, as this segment of the credit spectrum outperformed its lower-rated counterparts. On the downside, an underweight in U.S. Treasuries was a negative for the Fund, as the flight-to-quality rally in the second half of the period drove Treasury prices higher.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy. The Fund’s sector allocations were essentially unchanged. We remained overweight in mortgage-backed securities and asset-backed securities and underweight in agency debentures and corporate bonds. The Fund selectively added to its exposure in spread sectors during the period, as opportunities presented themselves. In terms of maturity structure, we maintained an underweight in the 0–1 year segment and underweight in the 30-year portion of the yield curve relative to the benchmark.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	46.5%
U.S. Treasury Obligations	17.2
Corporate Bonds	13.9
Mortgage Pass-Through Securities	12.7
Asset-Backed Securities	1.9
Commercial Mortgage-Backed Securities	1.5
Others (each less than 1.0%)	1.4
Short-Term Investment	4.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 29, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		8.21%	4.46%	5.92%
With Sales Charge*		4.11	3.67	5.52
CLASS B SHARES	8/26/96
Without CDSC		7.49	3.78	5.36
With CDSC**		2.49	3.44	5.36
CLASS C SHARES	3/22/99
Without CDSC		7.38	3.76	5.27
With CDSC***		6.38	3.76	5.27
CLASS R5 SHARES****	5/15/06	8.41	4.68	6.17
SELECT CLASS SHARES	6/1/91	8.25	4.64	6.15
ULTRA SHARES	2/22/05	8.48	4.77	6.21

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999, includes the performance of the Pegasus Bond Fund and its predecessor. Returns shown for Class C, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Lehman Brothers U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   3

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 5, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$1,008,435
Primary Benchmark	Lehman Brothers U.S. Aggregate Index
Average Credit Quality	AA3
Duration	4.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Plus Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities,* returned 6.11%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 7.30% return for the Lehman Brothers U.S. Aggregate Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due in part to an underweight in U.S. Treasuries, as the flight-to-quality rally that occurred during the second half of the reporting period drove Treasury prices higher. Given this flight to quality, the Fund’s overweight in below-investment-grade securities also hurt returns. On the positive side, security selection, particularly in the mortgage sector, contributed to performance. Most of the Fund’s mortgage exposure was in well-structured collateralized mortgage obligations, as they performed relatively better than the overall mortgage market during the period’s significant volatility and spread widening.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy. The Fund considered “out of index” sectors, such as high-yield and emerging market bonds when the risk versus reward appeared attractive. The Fund maintained an overweight in corporate bonds and smaller overweights in mortgage-backed securities and asset-backed securities as well as an underweight in agency debentures. The Fund selectively added to its exposure in spread sectors during the period as opportunities presented themselves. Effective September 15, 2007, some of the Fund’s strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies. As part of these revised investment strategies, the Fund increased the amount that could be invested in certain securities and instruments that were permissible investments for the Fund prior to September 15, 2007 but which had not been regularly utilized including preferred stock, distressed debt, loan participations and assignments (including unfunded commitments), credit default swaps, mortgage dollar rolls, interest rate swaps, and futures.

PORTFOLIO COMPOSITION***

Corporate Bonds	37.1%
Collateralized Mortgage Obligations	33.6
U.S. Treasury Obligations	10.3
Mortgage Pass-Through Securities	8.3
Commercial Mortgage-Backed Securities	2.5
Loan Assignments & Participations	2.2
Foreign Government Securities	1.6
Asset-Backed Securities	1.6
Others (each less than 1.0%)	0.6
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 29, 2008. The Fund’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		5.81%	4.39%	5.37%
With Sales Charge*		1.89	3.60	4.97
CLASS B SHARES	5/31/95
Without CDSC		5.26	3.81	4.80
With CDSC**		0.26	3.46	4.80
CLASS C SHARES	5/30/00
Without CDSC		5.27	3.81	4.72
With CDSC***		4.27	3.81	4.72
SELECT CLASS SHARES	3/5/93	6.11	4.67	5.63
ULTRA SHARES	2/22/05	6.31	4.81	5.70

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

The performance data includes the performance of the Pegasus Multi-Sector Bond Fund and its predecessors for the period before its consolidation with JPMorgan Core Plus Bond Fund on March 22, 1999. Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Lehman Brothers U.S. Aggregate Index and the Lipper Intermediate Investment Grade Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Lipper Intermediate Investment Grade Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   5

JPMorgan Government Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 8, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$927,281
Primary Benchmark	Lehman Brothers Government Bond Index
Average Credit Quality	AAA
Duration	5.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Government Bond Fund, which seeks a high level of current income with liquidity and safety of principal,* returned
9.26%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 10.75% return for the Lehman Brothers Government Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Spreads widened dramatically during the final six months of 2007, and the trend continued during the first two months of 2008. The Fund’s overweight in spread products, such as its exposure to mortgages, relative to the benchmark detracted from performance. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. An underweight in U.S. Treasuries also hurt returns, as the flight-to-quality rally that occurred during the second half of the reporting period drove Treasury prices higher. On the positive side, the Fund’s longer duration relative to the benchmark contributed to performance, as Treasury prices rallied due to the market’s flight to quality.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time was spent looking for and analyzing securities, which, if selected, were generally held over time, resulting typically in a low turnover.

We continued to hold overweights in Treasury STRIPS and mortgages, particularly well-structured collateralized mortgage obligations, and underweights in agency debentures and Treasury notes.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	51.4%
U.S. Treasury Obligations	17.0
U.S. Government Agency Securities	14.0
Mortgage Pass-Through Securities	13.5
Short-Term Investment	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 29, 2008. The Fund’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		8.98%	4.41%	5.73%
With Sales Charge*		4.85	3.61	5.33
CLASS B SHARES	1/14/94
Without CDSC		8.20	3.70	5.18
With CDSC**		3.20	3.35	5.18
CLASS C SHARES	3/22/99
Without CDSC		8.25	3.70	5.01
With CDSC***		7.25	3.70	5.01
SELECT CLASS SHARES	2/8/93	9.26	4.68	6.00

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index. The Lipper General U.S. Government Funds Index represents the total returns of the funds in the indicated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   7

JPMorgan High Yield Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1998
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$1,775,201
Primary Benchmark	Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index (formerly known as Lehman Brothers High Yield Index, 2% Issuer Constrained Index)
Average Credit Quality	B2
Duration	4.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan High Yield Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated,* returned –3.73%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the –3.08% return for the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index (formerly known as Lehman Brothers High Yield Index, 2% Issuer Constrained Index) for the same period. Capital appreciation is a secondary objective.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due in part to security selection in consumer non-cyclicals, particularly in the food/beverage sub-sector. In addition, an underweight in the BB rated sector hurt returns, resulting from the credit markets’ flight to quality. On the positive side, security selection in communications, particularly in the media non-cable sub-sector, contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment strategy was based upon a credit barbell process that allowed us to take specific credit risk when our analysis indicates a favorable risk-reward opportunity. We added BB rated credit exposure as attractive investment opportunities presented themselves. We also continued to focus on reducing the credit volatility of the Fund’s lower-rated portion by emphasizing seasoned issuers and reducing exposure to untried issuers.

PORTFOLIO COMPOSITION***

Corporate Bonds	81.1%
Loan Assignments & Participations	10.9
Others (each less than 1.0%)	0.7
Short-Term Investment	7.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 29, 2008. The Fund’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/13/98
Without Sales Charge		(3.87)%	9.10%	5.57%
With Sales Charge*		(7.53)	8.28	5.14
CLASS B SHARES	11/13/98
Without CDSC		(4.51)	8.37	4.99
With CDSC**		(9.51)	8.08	4.99
CLASS C SHARES	3/22/99
Without CDSC		(4.49)	8.36	4.90
With CDSC***		(5.49)	8.36	4.90
CLASS R5 SHARES****	5/15/06	(3.60)	9.39	5.85
SELECT CLASS SHARES	11/13/98	(3.73)	9.36	5.84
ULTRA SHARES	2/22/05	(3.58)	9.40	5.86

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

LIFE OF FUND PERFORMANCE (11/13/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 13, 1998. Returns shown for Class C Shares prior to its inception are based on the performance of Class B Shares and historical performance shown for Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Bond Fund, the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Bond Funds Index from November 13, 1998 to February 29, 2008. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the Since Inception average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   9

JPMorgan Intermediate Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$982,322
Primary Benchmark	Lehman Brothers Intermediate Government/Credit Index
Average Credit Quality	AA1
Duration	3.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intermediate Bond Fund, which seeks current income consistent with preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities,* returned 7.95%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 9.08% return for the Lehman Brothers Intermediate Government/Credit Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due in part to its duration, which was shorter than that of the benchmark. Yield curve positioning in the Fund slightly hurt returns. In addition, the Fund’s overweight in spread products, such as its exposure to mortgages, hindered performance, as U.S. Treasuries outperformed due to the flight-to-quality environment during the period. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. On the positive side, the Fund’s underweight in the credit sector contributed to performance. The credit sector consists of publicly issued U.S. corporate and certain foreign debentures, and secured notes that meet certain maturity, liquidity and quality requirements. In the credit sector, our high-quality bias helped returns, as this segment of the credit spectrum outperformed its lower-rated counterparts. Additionally, overall security selection enhanced performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time was spent looking for and analyzing securities, which, if selected, were generally held over time, resulting in a typically low turnover. The Fund’s duration positioning, roughly 3.59 years versus 3.84 years for the benchmark, was consistent with our duration management philosophy of maintaining our duration at ±10% of the benchmark.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	45.9%
Corporate Bonds	26.1
U.S. Treasury Obligations	15.1
Mortgage Pass-Through Securities	5.3
Commercial Mortgage-Backed Securities	1.6
Asset-Backed Securities	1.6
U.S. Government Agency Securities	1.4
Others (each less than 1.0%)	0.6
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 29, 2008. The Fund’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		7.70%	4.13%	5.54%
With Sales Charge*		3.70	3.33	5.14
CLASS B SHARES	9/23/96
Without CDSC		7.09	3.50	4.99
With CDSC**		2.09	3.15	4.99
CLASS C SHARES	3/22/99
Without CDSC		7.11	3.51	4.88
With CDSC***		6.11	3.51	4.88
SELECT CLASS SHARES	6/1/91	7.95	4.38	5.80
ULTRA SHARES	2/22/05	8.09	4.50	5.86

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor. Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Bond Fund, the Lehman Brothers Intermediate Government/Credit Index and the Lipper Short-Intermediate U.S. Government Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Intermediate Government/Credit Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index comprised of intermediate maturity U.S. Treasury and agency securities and investment grade corporate securities. The Lipper Short-Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   11

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	August 18, 2000
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$997,507
Primary Benchmark	Lehman Brothers U.S. MBS Index (formerly known as Lehman Brothers Mortgage-Backed Securities Index)
Average Credit Quality	AAA
Duration	3.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mortgage-Back Securities Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages,* returned 8.18%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 7.50% return for the Lehman Brothers U.S. MBS Index (formerly known as the Lehman Brothers Mortgage-Backed Securities Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due in part to security selection, especially collateralized mortgage obligations (CMOs). The flight-to-quality environment strongly favored the Fund’s CMO positions.

On the downside, the Fund maintained a longer-duration profile versus the benchmark that detracted from performance, as significant spread widening occurred during the last eight months of the period. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Additionally, the Fund’s allocation in asset-backed securities and commercial mortgage-backed securities slightly hurt returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy. We also continued to focus on bottom-up portfolio construction and identifying what we believed were undervalued securities. While the benchmark consisted entirely of pass-through mortgage-backed securities, we emphasized CMOs versus pass-through securities, as we believed this sub-sector offered more opportunities to find undervalued securities.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	73.6%
Mortgage Pass-Through Securities	22.2
Others (each less than 1.0%)	0.9
Short-Term Investment	3.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		7.88%	4.53%	6.03%
With Sales Charge*		3.88	3.73	5.62
SELECT CLASS SHARES	8/18/00	8.18	4.78	6.30
ULTRA SHARES	2/22/05	8.33	4.87	6.34

*	Sales Charge for Class A Shares is 3.75%.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for the Fund includes the performance of a common trust fund for periods prior to the commencement of operations of the JPMorgan Mortgage-Backed Securities Fund on August 18, 2000. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Returns shown for Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Lehman Brothers U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. MBS Index covers the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index includes fixed-rate and hybrid ARM pass through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   13

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 4, 1990
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$1,663,436
Primary Benchmark	Lehman Brothers 1–3 Year Government/Credit Bond Index
Average Credit Quality	AAA
Duration	1.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Duration Bond Fund, which seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities,* returned 7.13%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 8.53% return for the Lehman Brothers 1–3 Year Government/Credit Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to an underweight in U.S. Treasuries, as the flight-to-quality rally that occurred during the second half of the reporting period drove Treasury prices higher. On the positive side, security selection, particularly in the mortgage sector, contributed to performance. The Fund’s higher-quality bias was also beneficial, as this segment of the quality spectrum outperformed its lower-rated counterparts.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities. We remained overweight in mortgage-backed securities and asset-backed securities, and underweight in agency debentures, corporate bonds and U.S. Treasuries.

The Fund’s overall duration posture (1.72) remained neutral to slightly short of the benchmark (1.76) for the period. In terms of maturity structure, we maintained an overweight in the 0–1 year and 3–5 year segments and an underweight in the 1–3 year portion of the yield curve.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	29.8%
Collateralized Mortgage Obligations	18.0
Corporate Bonds	13.4
Mortgage Pass-Through Securities	13.1
U.S. Government Agency Securities	10.4
Asset-Backed Securities	9.2
Commercial Mortgage-Backed Securities	2.3
Others (each less than 1.0%)	0.1
Short-Term Investment	3.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 29, 2008. The Fund’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		6.84%	3.15%	4.55%
With Sales Charge*		4.46	2.68	4.31
CLASS B SHARES	1/14/94
Without CDSC		6.33	2.65	4.25
With CDSC**		3.33	2.65	4.25
CLASS C SHARES	11/1/01	6.26	2.64	3.93
SELECT CLASS SHARES	9/4/90	7.13	3.41	4.82
ULTRA SHARES	2/22/05	7.39	3.58	4.90

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Lehman Brothers 1–3 Year Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   15

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$704,386
Primary Benchmark	Lehman Brothers 1–5 Year Treasury Index
Average Credit Quality	AAA
Duration	1.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Treasury & Agency Fund, which seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes,* returned 8.01%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 10.60% return for the Lehman Brothers 1–5 Year Treasury Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due in part to its short duration relative to the benchmark during the final six months of the reporting period, as interest rates fell across the yield curve in response to the market’s flight-to-quality. In particular, an underweight in the 3–5 year portion of the yield curve hurt returns. In addition, the Fund’s allocation in agency securities relative to the benchmark, which is fully invested in Treasury securities, hindered performance. Significant spread widening during the reporting period in the overall market impacted agency securities. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. On the positive side, the Fund’s overweight in the 5–7 year part of the yield curve helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time was spent looking for and analyzing securities, which, if selected, were generally held over time, resulting typically in a low turnover.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	63.1%
U.S. Government Agency Securities	12.1
Short-Term Investments	24.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 29, 2008. The Fund’s composition is subject to change.

16   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		7.71%	3.19%	4.92%
With Sales Charge*		5.32	2.71	4.69
CLASS B SHARES	1/20/97
Without CDSC		7.17	2.68	4.59
With CDSC**		4.17	2.68	4.59
SELECT CLASS SHARES	1/20/97	8.01	3.44	5.16

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Lehman Brothers 1–5 Year Treasury Index and the Lipper Short U.S. Government Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–5 Year Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   17

JPMorgan Ultra Short Duration Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 2, 1993
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$1,194,701
Primary Benchmark	Lehman Brothers Short 9–12 Month U.S. Treasury Index
Average Credit Quality	AAA
Duration	1.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ultra Short Duration Bond Fund, which seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities,* returned 0.29%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 6.80% return for the Lehman Brothers Short 9–12 Month U.S. Treasury Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to the effect of the mortgage crisis on the portfolio. For the one-year period ended February 29, 2008, U.S. Treasuries were the best-performing fixed income sector due to their perceived safety. The Fund’s benchmark is comprised entirely of Treasuries. The Fund invested primarily in both agency and non-Agency securities of high quality, with an average interest rate duration of one year and an average spread duration of three years (the difference in interest rate duration and the spread duration was due mostly to the Fund’s percentage in floating-rate securities). Since August, as home values began to rapidly decline, the spread on all mortgage-related securities relative to Treasuries rose significantly. Most importantly, the spreads related to the Fund’s holding of sub-prime mortgages in particular hurt the Fund’s performance. On the positive side, the Fund maintained an average credit quality of AAA, which contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities. We remained overweight in mortgage-backed securities and ABS, and had small allocations in the commercial mortgage-backed security and credit sectors.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	54.4%
Mortgage Pass-Through Securities	17.8
Asset-Backed Securities	11.3
Commercial Mortgage-Backed Securities	2.1
Corporate Bonds	0.9
Short-Term Investment	13.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

18   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		(0.06)%	2.25%	3.74%
With Sales Charge*		(2.26)	1.78	3.50
CLASS B SHARES	1/14/94
Without CDSC		(0.56)	1.75	3.45
With CDSC**		(3.56)	1.75	3.45
CLASS C SHARES	11/1/01	(0.47)	1.76	3.12
SELECT CLASS SHARES	2/2/93	0.29	2.52	4.02
ULTRA SHARES	2/22/05	0.51	2.65	4.08

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ultra Short Duration Bond Fund, the Lehman Brothers Short 9–12 Month U.S. Treasury Index and the Lipper Ultra Short Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Short 9–12 Month U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to, but not including, twelve months. It excludes zero coupon strips. The Lipper Ultra Short Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   19

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.8%
		Asset-Backed Securities — 1.2%
1,904		American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	1,930
1,400		AmeriCredit Automobile Receivables Trust, Series 2006-BG, Class A4, 5.21%, 09/06/13	1,274
2,376		Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, FRN, 3.51%, 04/25/36 (i) (y)	2,029
		Capital One Auto Finance Trust,
1,319		Series 2004-A, Class A4, FRN, 3.22%, 03/15/11	1,316
3,000		Series 2007-B, Class A3A, 5.03%, 04/15/12	2,925
3,200		Series 2007-C, Class A2B, FRN, 3.54%, 05/15/10	3,159
6,355		Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4, 3.65%, 07/15/11	6,365
		Citibank Credit Card Issuance Trust,
4,892		Series 2002-C2, Class C2, 6.95%, 02/18/14	4,769
3,300		Series 2005-B1, Class B1, 4.40%, 09/15/10	3,307
950		Series 2007-A3, Class A3, 6.15%, 06/15/39	954
1,164		Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, FRN, 3.52%, 12/25/33	963
		Countrywide Asset-Backed Certificates,
1,792		Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34	1,671
11		Series 2004-1, Class 3A, FRN, 3.41%, 04/25/34	10
1,290		Series 2004-1, Class M1, FRN, 3.64%, 03/25/34	1,136
1,060		Series 2004-1, Class M2, FRN, 3.69%, 03/25/34	919
1,550		Series 2004-6, Class M1, FRN, 3.74%, 10/25/34 (i)	1,428
545		Series 2004-AB2, Class A2, FRN, 3.41%, 05/25/36	554
1,392		Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, FRN, 3.45%, 11/25/35 (i)	1,201
2,675		Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.24%, 01/25/36	2,618
1,011		GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, VAR, 6.71%, 04/25/29	928
910		Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	916
1,500		Long Beach Mortgage Loan Trust, Series 2004-3, Class M1, FRN, 3.71%, 07/25/34	1,316
		MBNA Credit Card Master Note Trust,
3,000		Series 2001-C2, Class C2, FRN, 4.27%, 12/15/10 (e)	3,000
3,083		Series 2002-C1, Class C1, 6.80%, 07/15/14	2,948
1,288		Series 2003-C1, Class C1, FRN, 4.82%, 06/15/12	1,242
2,240		MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.85%, 02/15/12 (e)	2,309
445		Option One Mortgage Loan Trust, Series 2003-1, Class A2, FRN, 3.98%, 02/25/33	412
		Residential Asset Securities Corp.,
139		Series 2002-KS4, Class AIIB, FRN, 3.64%, 07/25/32	126
213		Series 2003-KS5, Class AIIB, FRN, 3.72%, 07/25/33	182
209		Series 2003-KS9, Class A2B, FRN, 3.78%, 11/25/33	183
		Wachovia Asset Securitization, Inc.,
309		Series 2002-HE2, Class A, FRN, 3.57%, 12/25/32	291
961		Series 2003-HE3, Class A, FRN, 3.39%, 11/25/33	864
		Total Asset-Backed Securities (Cost $54,855)	53,245
		Collateralized Mortgage Obligations — 46.8%
		Agency CMO — 30.3%
2,260		Federal Home Loan Bank System, Series 2000, Class Y, 5.27%, 12/28/12	2,342
		Federal Home Loan Mortgage Corp. REMICS,
132		Series 11, Class D, 9.50%, 07/15/19	141
46		Series 22, Class C, 9.50%, 04/15/20	49
69		Series 23, Class F, 9.60%, 04/15/20	74
1		Series 41, Class I, HB, 84.00%, 05/15/20	2
8		Series 47, Class F, 10.00%, 06/15/20	9
25		Series 99, Class Z, 9.50%, 01/15/21	27
1		Series 204, Class E, IF, HB, 1267.24%, 05/15/23	18
—	(h)	Series 1045, Class G, HB, VAR, 1065.60%, 02/15/21	1
27		Series 1065, Class J, 9.00%, 04/15/21	29
9		Series 1079, Class S, IF, HB, 23.38%, 05/15/21	13
38		Series 1084, Class F, FRN, 4.08%, 05/15/21	38
26		Series 1084, Class S, IF, HB, 31.16%, 05/15/21	40
49		Series 1116, Class I, 5.50%, 08/15/21	49
44		Series 1144, Class KB, 8.50%, 09/15/21	44
—	(h)	Series 1172, Class L, HB, VAR, 1181.25%, 11/15/21	4
2		Series 1196, Class B, IF, HB, 812.62%, 01/15/22	26
364		Series 1212, Class IZ, 8.00%, 02/15/22	374
77		Series 1250, Class J, 7.00%, 05/15/22	82
100		Series 1343, Class LA, 8.00%, 08/15/22	110

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
126		Series 1343, Class LB, 7.50%, 08/15/22	126
230		Series 1370, Class JA, FRN, 4.28%, 09/15/22	234
219		Series 1455, Class WB, IF, 3.11%, 12/15/22	207
1,016		Series 1466, Class PZ, 7.50%, 02/15/23	1,105
18		Series 1470, Class F, FRN, 5.07%, 02/15/23	19
1,244		Series 1498, Class I, FRN, 4.28%, 04/15/23	1,254
1,556		Series 1502, Class PX, 7.00%, 04/15/23	1,645
210		Series 1505, Class Q, 7.00%, 05/15/23	221
1		Series 1506, Class F, FRN, 5.62%, 05/15/08	1
—	(h)	Series 1506, Class S, IF, 10.86%, 05/15/08	—	(h)
4		Series 1506, Class SD, IF, IO, 5.38%, 05/15/08	—	(h)
105		Series 1512, Class J, 6.50%, 05/15/08	105
20		Series 1513, Class N, 6.50%, 05/15/08	20
503		Series 1518, Class G, IF, 6.62%, 05/15/23	532
177		Series 1541, Class M, IF, 11.89%, 07/15/23	222
482		Series 1541, Class O, FRN, 2.97%, 07/15/23	488
13		Series 1544, Class J, IF, 10.59%, 07/15/08	13
405		Series 1558, Class D, 6.50%, 07/15/23	414
14		Series 1561, Class TA, PO, 08/15/08	14
44		Series 1570, Class F, FRN, 5.47%, 08/15/23	45
1,658		Series 1573, Class PZ, 7.00%, 09/15/23	1,781
12		Series 1575, Class FB, FRN, 4.63%, 08/15/08	12
5		Series 1575, Class SB, IF, 10.13%, 08/15/08	5
954		Series 1591, Class PV, 6.25%, 10/15/23	1,008
122		Series 1595, Class D, 7.00%, 10/15/13	128
383		Series 1596, Class D, 6.50%, 10/15/13	396
39		Series 1602, Class SA, IF, 12.59%, 10/15/23	46
36		Series 1604, Class SA, IF, 7.68%, 11/15/08	36
61		Series 1606, Class SC, IF, 10.68%, 11/15/08	63
70		Series 1607, Class SA, IF, 10.65%, 10/15/13	79
4,200		Series 1608, Class L, 6.50%, 09/15/23	4,499
1,603		Series 1609, Class LG, IF, 10.56%, 11/15/23	1,777
420		Series 1611, Class JA, FRN, 4.38%, 08/15/23	421
400		Series 1611, Class JB, IF, 10.87%, 08/15/23	419
71		Series 1612, Class SD, IF, 7.85%, 11/15/08	72
73		Series 1625, Class SD, IF, 8.50%, 12/15/08	74
1,972		Series 1642, Class PJ, 6.00%, 11/15/23	2,065
830		Series 1658, Class GZ, 7.00%, 01/15/24	889
20		Series 1659, Class SB, IF, 8.50%, 01/15/09	20
21		Series 1671, Class QC, IF, 10.00%, 02/15/24	24
122		Series 1685, Class Z, 6.00%, 11/15/23	123
24		Series 1686, Class SH, IF, 12.21%, 02/15/24	29
22		Series 1689, Class SD, IF, 10.54%, 10/15/23	22
560		Series 1695, Class EB, 7.00%, 03/15/24	610
148		Series 1698, Class SC, IF, 11.37%, 03/15/09	153
130		Series 1699, Class FC, FRN, 3.73%, 03/15/24	132
534		Series 1700, Class GA, PO, 02/15/24	490
1,401		Series 1706, Class K, 7.00%, 03/15/24	1,517
60		Series 1709, Class FA, FRN, 3.00%, 03/15/24	60
151		Series 1745, Class D, 7.50%, 08/15/24	162
1,578		Series 1798, Class F, 5.00%, 05/15/23	1,610
52		Series 1807, Class A, 6.00%, 11/15/08	52
23		Series 1807, Class G, 9.00%, 10/15/20	24
461		Series 1829, Class ZB, 6.50%, 03/15/26	493
73		Series 1844, Class E, 6.50%, 10/15/13	74
2,971		Series 1863, Class Z, 6.50%, 07/15/26	3,170
58		Series 1865, Class D, PO, 02/15/24	38
277		Series 1890, Class H, 7.50%, 09/15/26	295
675		Series 1899, Class ZE, 8.00%, 09/15/26	747
28		Series 1900, Class T, PO, 08/15/08	28
44		Series 1935, Class FL, FRN, 3.83%, 02/15/27	44
616		Series 1963, Class Z, 7.50%, 01/15/27	640
68		Series 1967, Class PC, PO, 10/15/08	67
92		Series 1970, Class PG, 7.25%, 07/15/27	92
872		Series 1981, Class Z, 6.00%, 05/15/27	908
811		Series 1983, Class Z, 6.50%, 12/15/23	870
409		Series 1987, Class PE, 7.50%, 09/15/27	418
16		Series 2017, Class SE, IF, 9.59%, 12/15/08	16
904		Series 2019, Class Z, 6.50%, 12/15/27	965
532		Series 2025, Class PE, 6.30%, 01/15/13	546
328		Series 2033, Class SN, IF, IO, 13.60%, 03/15/24	135
876		Series 2038, Class PN, IO, 7.00%, 03/15/28	181
1,540		Series 2040, Class PE, 7.50%, 03/15/28	1,605
1,221		Series 2054, Class PV, 7.50%, 05/15/28	1,318
762		Series 2055, Class OE, 6.50%, 05/15/13	795
2,908		Series 2075, Class PH, 6.50%, 08/15/28	3,092
2,660		Series 2075, Class PM, 6.25%, 08/15/28	2,807
1,645		Series 2086, Class GB, 6.00%, 09/15/28	1,713
1,035		Series 2089, Class PJ, IO, 7.00%, 10/15/28	210
5,091		Series 2095, Class PE, 6.00%, 11/15/28	5,310
417		Series 2097, Class PV, 6.00%, 09/15/09	419
1,860		Series 2102, Class TC, 6.00%, 12/15/13	1,945
1,179		Series 2102, Class TU, 6.00%, 12/15/13	1,233
13,699		Series 2110, Class PG, 6.00%, 01/15/29	14,267
4,685		Series 2115, Class PE, 6.00%, 01/15/14	4,898
1,683		Series 2125, Class JZ, 6.00%, 02/15/29	1,752
2,710		Series 2126, Class CB, 6.25%, 02/15/29	2,910
302		Series 2132, Class SB, IF, 17.03%, 03/15/29	365
233		Series 2134, Class PI, IO, 6.50%, 03/15/19	37

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
128	Series 2135, Class UK, IO, 6.50%, 03/15/14	14
150	Series 2141, Class IO, IO, 7.00%, 04/15/29	31
104	Series 2143, Class CD, 6.00%, 02/15/28	104
310	Series 2163, Class PC, IO, 7.50%, 06/15/29	61
2,240	Series 2169, Class TB, 7.00%, 06/15/29	2,478
1,400	Series 2172, Class QC, 7.00%, 07/15/29	1,517
1,753	Series 2176, Class OJ, 7.00%, 08/15/29	1,865
275	Series 2189, Class SA, IF, 11.65%, 02/15/28	291
895	Series 2201, Class C, 8.00%, 11/15/29	959
697	Series 2209, Class TC, 8.00%, 01/15/30	740
1,029	Series 2210, Class Z, 8.00%, 01/15/30	1,113
225	Series 2224, Class CB, 8.00%, 03/15/30	236
832	Series 2230, Class Z, 8.00%, 04/15/30	913
661	Series 2234, Class PZ, 7.50%, 05/15/30	722
507	Series 2247, Class Z, 7.50%, 08/15/30	552
702	Series 2256, Class MC, 7.25%, 09/15/30	736
1,546	Series 2259, Class ZM, 7.00%, 10/15/30	1,652
70	Series 2261, Class ZY, 7.50%, 10/15/30	72
196	Series 2262, Class Z, 7.50%, 10/15/30	203
1,483	Series 2271, Class PC, 7.25%, 12/15/30	1,530
2,184	Series 2283, Class K, 6.50%, 12/15/23	2,381
983	Series 2296, Class PD, 7.00%, 03/15/31	1,008
285	Series 2306, Class K, PO, 05/15/24	245
674	Series 2306, Class SE, IF, IO, 6.75%, 05/15/24	105
1,009	Series 2313, Class LA, 6.50%, 05/15/31	1,077
497	Series 2323, Class VO, 6.00%, 10/15/22	504
1,885	Series 2325, Class PM, 7.00%, 06/15/31	2,053
5,208	Series 2344, Class QG, 6.00%, 08/15/16	5,488
11,502	Series 2344, Class ZD, 6.50%, 08/15/31	12,114
973	Series 2344, Class ZJ, 6.50%, 08/15/31	1,037
1,122	Series 2345, Class NE, 6.50%, 08/15/31	1,192
1,565	Series 2345, Class PQ, 6.50%, 08/15/16	1,661
1,195	Series 2351, Class PZ, 6.50%, 08/15/31	1,246
1,787	Series 2353, Class TD, 6.00%, 09/15/16	1,889
1,562	Series 2355, Class BP, 6.00%, 09/15/16	1,646
701	Series 2359, Class PM, 6.00%, 09/15/16	738
2,017	Series 2359, Class ZB, 8.50%, 06/15/31	2,361
2,936	Series 2360, Class PG, 6.00%, 09/15/16	3,082
901	Series 2362, Class PD, 6.50%, 06/15/20	908
711	Series 2363, Class PF, 6.00%, 09/15/16	747
1,299	Series 2366, Class MD, 6.00%, 10/15/16	1,340
1,879	Series 2367, Class ME, 6.50%, 10/15/31	1,999
5,060	Series 2391, Class QR, 5.50%, 12/15/16	5,266
927	Series 2391, Class VQ, 6.00%, 10/15/12	965
1,608	Series 2392, Class PV, 6.00%, 12/15/20	1,629
1,637	Series 2394, Class MC, 6.00%, 12/15/16	1,726
2,488	Series 2399, Class OH, 6.50%, 01/15/32	2,652
3,845	Series 2399, Class TH, 6.50%, 01/15/32	4,099
3,532	Series 2410, Class NG, 6.50%, 02/15/32	3,770
995	Series 2410, Class OE, 6.38%, 02/15/32	1,053
2,718	Series 2410, Class QS, IF, 11.38%, 02/15/32	3,001
843	Series 2410, Class QX, IF, IO, 5.53%, 02/15/32	116
399	Series 2412, Class SE, IF, 9.85%, 02/15/09	424
2,030	Series 2412, Class SP, IF, 9.85%, 02/15/32	2,183
4,934	Series 2420, Class XK, 6.50%, 02/15/32	5,256
1,920	Series 2423, Class MC, 7.00%, 03/15/32	2,060
2,034	Series 2423, Class MT, 7.00%, 03/15/32	2,182
1,546	Series 2425, Class OB, 6.00%, 03/15/17	1,631
3,360	Series 2430, Class WF, 6.50%, 03/15/32	3,603
2,913	Series 2434, Class TC, 7.00%, 04/15/32	3,132
840	Series 2435, Class CJ, 6.50%, 04/15/32	904
2,800	Series 2435, Class VH, 6.00%, 07/15/19	2,919
2,605	Series 2436, Class MC, 7.00%, 04/15/32	2,807
1,756	Series 2444, Class ES, IF, IO, 4.83%, 03/15/32	194
1,071	Series 2450, Class GZ, 7.00%, 05/15/32	1,136
1,405	Series 2450, Class SW, IF, IO, 4.88%, 03/15/32	160
3,636	Series 2455, Class GK, 6.50%, 05/15/32	3,900
1,279	Series 2458, Class QE, 5.50%, 06/15/17	1,331
3,931	Series 2460, Class VZ, 6.00%, 11/15/29	4,086
5,417	Series 2463, Class CE, 6.00%, 06/15/17	5,711
2,856	Series 2466, Class PG, 6.50%, 04/15/32	3,014
1,400	Series 2466, Class PH, 6.50%, 06/15/32	1,507
2,800	Series 2474, Class NR, 6.50%, 07/15/32	2,991
744	Series 2480, Class PV, 6.00%, 07/15/11	772
2,895	Series 2484, Class LZ, 6.50%, 07/15/32	3,112
871	Series 2488, Class WS, IF, 9.85%, 08/15/17	982
1,176	Series 2498, Class UD, 5.50%, 06/15/16	1,190
3,360	Series 2500, Class MC, 6.00%, 09/15/32	3,461
299	Series 2500, Class TD, 5.50%, 02/15/16	300
1,680	Series 2512, Class PG, 5.50%, 10/15/22	1,762
2,553	Series 2513, Class YO, PO, 02/15/32	2,320
5,474	Series 2515, Class DE, 4.00%, 03/15/32	5,384
1,961	Series 2518, Class PX, 5.50%, 09/15/13	2,048
555	Series 2519, Class BT, 8.50%, 09/15/31	602
572	Series 2521, Class PU, 5.50%, 05/15/10	584
2,652	Series 2527, Class VU, 5.50%, 10/15/13	2,746
2,520	Series 2535, Class BK, 5.50%, 12/15/22	2,627
3,360	Series 2537, Class TE, 5.50%, 12/15/17	3,521
1,401	Series 2541, Class GX, 5.50%, 02/15/17	1,425
2,000	Series 2543, Class LX, 5.00%, 12/15/17	2,070

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,800	Series 2543, Class YX, 6.00%, 12/15/32	2,875
3,640	Series 2544, Class HC, 6.00%, 12/15/32	3,707
3,763	Series 2552, Class ME, 6.00%, 01/15/33	3,847
2,090	Series 2565, Class MB, 6.00%, 05/15/30	2,139
1,904	Series 2567, Class QD, 6.00%, 02/15/33	1,942
674	Series 2571, Class SK, IF, 21.04%, 09/15/23	949
5,601	Series 2575, Class ME, 6.00%, 02/15/33	5,739
1,416	Series 2586, Class HD, 5.50%, 03/15/23	1,435
2,645	Series 2586, Class WI, IO, 6.50%, 03/15/33	530
2,125	Series 2594, Class VA, 6.00%, 03/15/14	2,190
4,591	Series 2594, Class VP, 6.00%, 02/15/14	4,696
5,265	Series 2594, Class VQ, 6.00%, 08/15/20	5,478
1,420	Series 2595, Class HC, 5.50%, 04/15/23	1,443
2,051	Series 2596, Class QG, 6.00%, 03/15/33	2,083
7,477	Series 2597, Class DS, IF, IO, 4.43%, 02/15/33	560
9,760	Series 2599, Class DS, IF, IO, 3.88%, 02/15/33	619
12,449	Series 2610, Class DS, IF, IO, 3.98%, 03/15/33	939
12,521	Series 2611, Class SH, IF, IO, 4.53%, 10/15/21	1,138
1,680	Series 2611, Class UH, 4.50%, 05/15/18	1,681
2,240	Series 2617, Class GR, 4.50%, 05/15/18	2,247
460	Series 2619, Class HR, 3.50%, 11/15/31	448
1,903	Series 2619, Class IM, IO, 5.00%, 10/15/21	206
795	Series 2624, Class IU, IO, 5.00%, 06/15/33	164
11,988	Series 2626, Class NS, IF, IO, 3.43%, 06/15/23	1,566
1,120	Series 2630, Class KN, 2.50%, 04/15/13	1,114
3,360	Series 2631, Class LC, 4.50%, 06/15/18	3,375
844	Series 2633, Class EO, PO, 08/15/33	605
20,432	Series 2636, Class Z, 4.50%, 06/15/18	20,320
3,455	Series 2637, Class SA, IF, IO, 2.98%, 06/15/18	275
920	Series 2638, Class DS, IF, 5.48%, 07/15/23	846
4,319	Series 2638, Class SA, IF, IO, 3.98%, 11/15/16	281
1,232	Series 2640, Class UG, IO, 5.00%, 01/15/32	332
1,125	Series 2640, Class UR, IO, 4.50%, 08/15/17	78
948	Series 2643, Class HI, IO, 4.50%, 12/15/16	71
3,933	Series 2649, Class QE, 4.50%, 08/15/17	3,996
1,733	Series 2650, Class PO, PO, 12/15/32	1,477
7,924	Series 2650, Class SO, PO, 12/15/32	6,714
18,797	Series 2651, Class VZ, 4.50%, 07/15/18	18,687
2,056	Series 2656, Class SH, IF, 12.24%, 02/15/25	2,292
4,000	Series 2658, Class PE, 4.50%, 11/15/16	4,048
3,911	Series 2668, Class SB, IF, 4.43%, 10/15/15	3,927
2,800	Series 2672, Class ME, 5.00%, 11/15/22	2,869
917	Series 2672, Class SJ, IF, 4.38%, 09/15/16	900
9,351	Series 2675, Class CK, 4.00%, 09/15/18	9,093
3,592	Series 2682, Class YS, IF, 4.32%, 10/15/33	2,787
422	Series 2683, Class VA, 5.50%, 02/15/21	434
16,000	Series 2684, Class PO, PO, 01/15/33	11,554
4,480	Series 2684, Class TO, PO, 10/15/33	2,598
2,007	Series 2686, Class GB, 5.00%, 05/15/20	2,046
4,817	Series 2686, Class NS, IF, IO, 4.48%, 10/15/21	393
2,685	Series 2691, Class WS, IF, 4.32%, 10/15/33	2,020
1,000	Series 2695, Class DE, 4.00%, 01/15/17	998
904	Series 2696, Class CO, PO, 10/15/18	712
1,991	Series 2697, Class LE, 4.50%, 11/15/20	2,012
1,791	Series 2702, Class PC, 5.00%, 01/15/23	1,851
1,809	Series 2705, Class SC, IF, 4.32%, 11/15/33	1,406
3,418	Series 2705, Class SD, IF, 4.99%, 11/15/33	2,830
6,900	Series 2707, Class QE, 4.50%, 11/15/18	6,911
2,240	Series 2715, Class OG, 5.00%, 01/15/23	2,270
4,480	Series 2716, Class UN, 4.50%, 12/15/23	4,329
2,240	Series 2720, Class PC, 5.00%, 12/15/23	2,297
2,129	Series 2721, Class PI, IO, 5.00%, 05/15/16	51
11,481	Series 2727, Class BS, IF, 4.39%, 01/15/34	7,840
400	Series 2727, Class PO, PO, 01/15/34	228
76	Series 2733, Class GF, FRN, 09/15/33	69
1,254	Series 2739, Class S, IF, 5.76%, 01/15/34	1,091
2,000	Series 2743, Class HC, 4.50%, 12/15/15	2,027
2,150	Series 2743, Class HD, 4.50%, 08/15/17	2,173
2,008	Series 2744, Class FE, FRN, 0.00%, 02/15/34	1,902
546	Series 2744, Class PC, 5.50%, 01/15/31	549
2,535	Series 2744, Class PE, 5.50%, 02/15/34	2,663
4,827	Series 2744, Class TU, 5.50%, 05/15/32	4,944
1,099	Series 2749, Class PK, IO, 5.00%, 09/15/22	14
1,173	Series 2753, Class S, IF, 5.76%, 02/15/34	954
4,350	Series 2755, Class PA, PO, 02/15/29	3,894
3,801	Series 2755, Class SA, IF, 7.96%, 05/15/30	3,970
2,001	Series 2762, Class LO, PO, 03/15/34	1,315
2,000	Series 2764, Class UC, 5.00%, 05/15/27	2,050
1,675	Series 2766, Class SX, IF, 7.14%, 03/15/34	1,479
1,048	Series 2769, Class PO, PO, 03/15/34	594
675	Series 2771, Class FG, FRN, 0.00%, 03/15/34	602
5,526	Series 2776, Class SK, IF, 4.39%, 04/15/34	4,251
1,051	Series 2778, Class BS, IF, 7.95%, 04/15/34	950
10,786	Series 2778, Class US, IF, IO, 4.08%, 06/15/33	756
1,201	Series 2780, Class JG, 4.50%, 04/15/19	1,194
2,000	Series 2809, Class UB, 4.00%, 09/15/17	1,992
2,000	Series 2809, Class UC, 4.00%, 06/15/19	1,926
2,577	Series 2812, Class EL, 7.50%, 02/15/27	2,715
379	Series 2827, Class SQ, IF, 7.50%, 01/15/19	386
379	Series 2836, Class SG, IF, 7.05%, 05/15/34	325

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
1,296		Series 2840, Class JO, PO, 06/15/23	1,073
81		Series 2841, Class GO, PO, 08/15/34	63
3,065		Series 2841, Class YA, 5.50%, 07/15/27	3,129
1,386		Series 2846, Class PO, PO, 08/15/34	1,129
903		Series 2849, Class PO, PO, 08/15/34	648
1,623		Series 2863, Class JA, 4.50%, 09/15/19	1,637
2,000		Series 2864, Class GB, 4.00%, 09/15/19	1,940
6,500		Series 2872, Class JD, 4.50%, 01/15/16	6,574
152		Series 2888, Class SL, IF, 6.16%, 11/15/34	133
1,627		Series 2890, Class DO, PO, 11/15/34	1,007
2,319		Series 2965, Class GD, 4.50%, 04/15/20	2,315
1,000		Series 2975, Class KO, PO, 05/15/35	847
1,781		Series 2989, Class PO, PO, 06/15/23	1,458
3,500		Series 2999, Class ND, 4.50%, 07/15/20	3,438
694		Series 3014, Class OD, PO, 08/15/35	445
791		Series 3044, Class VO, PO, 10/15/35	504
4,000		Series 3047, Class OB, 5.50%, 12/15/33	4,166
2,500		Series 3064, Class OB, 5.50%, 07/15/29	2,598
1,332		Series 3068, Class AO, PO, 01/15/35	1,197
5,174		Series 3100, Class MA, VAR, 7.76%, 12/15/35 (i)	4,951
1,245		Series 3101, Class EA, 6.00%, 06/15/20	1,254
2,505		Series 3117, Class EO, PO, 02/15/36	2,060
3,268		Series 3117, Class OK, PO, 02/15/36	2,489
103		Series 3122, Class ZB, 6.00%, 03/15/36	96
4,940		Series 3134, Class PO, PO, 03/15/36	3,976
5,891		Series 3138, Class PO, PO, 04/15/36	4,660
3,149		Series 3150, Class PO, PO, 05/15/36	2,498
1,476		Series 3158, Class LX, FRN, 0.00%, 05/15/36	1,312
2,000		Series 3162, Class OB, 6.00%, 11/15/30	2,090
527		Series 3164, Class CF, FRN, 0.00%, 04/15/33	470
3,017		Series 3174, Class CA, 5.50%, 02/15/26	3,092
1,762		Series 3174, Class PX, 5.00%, 06/15/17	1,827
5,446		Series 3179, Class OA, PO, 07/15/36	4,529
1,817		Series 3189, Class SN, IF, 8.33%, 11/15/35	1,988
2,693		Series 3218, Class AO, PO, 09/15/36	2,110
2,240		Series 3233, Class OP, PO, 05/15/36	1,834
1,792		Series 3253, Class A, 5.00%, 08/15/20	1,848
2,516		Series 3256, Class PO, PO, 12/15/36	2,094
7,243		Series 3260, Class CS, IF, IO, 3.02%, 01/15/37	428
2,241		Series 3261, Class OA, PO, 01/15/37	1,884
3,119		Series 3274, Class JO, PO, 02/15/37	2,442
5,000		Series 3299, Class KB, 5.00%, 08/15/29	5,110
4,734		Series 3081, Class CT, 5.50%, 04/15/24	4,817
903		Series 3318, Class AO, PO, 05/15/37	757
930		Series 3325, Class OB, PO, 06/15/37	784
3,892		Series 3331, Class PO, PO, 06/15/37	2,982
4,000		Series 3334, Class MC, 5.00%, 04/15/33	4,010
8,941		Series 3344, Class SL, IF, IO, 3.48%, 07/15/37	642
13		Federal Home Loan Mortgage Corp. STRIPS, Series 134, Class B, IO, 9.00%, 04/01/22	3
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,508		Series T-41, Class 3A, VAR, 7.50%, 07/25/32	1,593
943		Series T-51, Class 2A, VAR, 7.50%, 08/25/42	1,000
4,650		Series T-54, Class 2A, 6.50%, 02/25/43	4,802
1,612		Series T-54, Class 3A, 7.00%, 02/25/43	1,747
696		Series T-58, Class A, PO, 09/25/43	606
		Federal Home Loan Mortgage Corp.- Government National Mortgage Association,
985		Series 8, Class ZA, 7.00%, 03/25/23	1,066
541		Series 55, Class GL, IF, IO, 0.60%, 04/25/24	1
		Federal National Mortgage Association REMICS,
16		Series 1988-7, Class Z, 9.25%, 04/25/18	17
69		Series 1989-70, Class G, 8.00%, 10/25/19	77
26		Series 1989-78, Class H, 9.40%, 11/25/19	30
48		Series 1989-83, Class H, 8.50%, 11/25/19	53
48		Series 1989-89, Class H, 9.00%, 11/25/19	52
32		Series 1990-1, Class D, 8.80%, 01/25/20	36
8		Series 1990-60, Class K, 5.50%, 06/25/20	8
14		Series 1990-63, Class H, 9.50%, 06/25/20	16
16		Series 1990-93, Class G, 5.50%, 08/25/20	16
—	(h)	Series 1990-94, Class H, HB, 505.00%, 08/25/20	4
—	(h)	Series 1990-95, Class J, HB, 1118.04%, 08/25/20	6
59		Series 1990-102, Class J, 6.50%, 08/25/20	63
114		Series 1990-120, Class H, 9.00%, 10/25/20	129
10		Series 1990-134, Class SC, IF, 16.87%, 11/25/20	14
—	(h)	Series 1990-140, Class K, HB, 652.15%, 12/25/20	6
—	(h)	Series 1991-7, Class K, HB, 908.50%, 02/25/21	2
47		Series 1991-24, Class Z, 5.00%, 03/25/21	48
40		Series 1992-38, Class Z, 7.50%, 02/25/22	42
8		Series 1992-101, Class J, 7.50%, 06/25/22	8
255		Series 1992-136, Class PK, 6.00%, 08/25/22	268
178		Series 1992-143, Class MA, 5.50%, 09/25/22	186
445		Series 1992-163, Class M, 7.75%, 09/25/22	490
769		Series 1992-188, Class PZ, 7.50%, 10/25/22	834
356		Series 1993-21, Class KA, 7.70%, 03/25/23	392
526		Series 1993-25, Class J, 7.50%, 03/25/23	577

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
136	Series 1993-27, Class SA, IF, 15.50%, 02/25/23	177
23	Series 1993-55, Class K, 6.50%, 05/25/08	23
1	Series 1993-59, Class FA, FRN, 3.91%, 05/25/08	1
209	Series 1993-62, Class SA, IF, 11.27%, 04/25/23	243
8	Series 1993-72, Class F, FRN, 4.87%, 05/25/08	8
5	Series 1993-107, Class F, FRN, 4.82%, 06/25/08	5
53	Series 1993-164, Class SC, IF, 9.92%, 09/25/08	53
109	Series 1993-165, Class SD, IF, 6.43%, 09/25/23	119
236	Series 1993-165, Class SK, IF, 12.50%, 09/25/23	267
481	Series 1993-167, Class GA, 7.00%, 09/25/23	500
16	Series 1993-175, Class SA, IF, 13.76%, 09/25/08	17
161	Series 1993-179, Class SB, IF, 12.38%, 10/25/23	194
107	Series 1993-179, Class SC, IF, 10.50%, 10/25/23	124
13	Series 1993-186, Class SA, IF, 9.25%, 09/25/08	13
48	Series 1993-190, Class S, IF, 7.68%, 10/25/08	48
18	Series 1993-196, Class FA, FRN, 4.87%, 10/25/08	18
10	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	10
25	Series 1993-197, Class SB, IF, 7.36%, 10/25/08	25
613	Series 1993-199, Class FA, FRN, 3.71%, 10/25/23	618
303	Series 1993-205, Class H, PO, 09/25/23	255
571	Series 1993-220, Class SG, IF, 9.69%, 11/25/13	631
83	Series 1993-221, Class FH, FRN, 4.26%, 12/25/08	83
40	Series 1993-221, Class SE, IF, 9.50%, 12/25/08	41
372	Series 1993-225, Class UB, 6.50%, 12/25/23	398
98	Series 1993-230, Class FA, FRN, 3.76%, 12/25/23	99
45	Series 1993-233, Class SB, IF, 8.68%, 12/25/08	46
469	Series 1993-247, Class FE, FRN, 4.16%, 12/25/23	476
217	Series 1993-247, Class SU, IF, 8.98%, 12/25/23	252
875	Series 1993-250, Class Z, 7.00%, 12/25/23	931
2,949	Series 1993-257, Class C, PO, 06/25/23	2,685
27	Series 1994-12, Class FC, FRN, 5.02%, 01/25/09	27
4	Series 1994-13, Class SK, IF, 10.24%, 02/25/09	4
2	Series 1994-33, Class F, FRN, 3.56%, 03/25/09	2
48	Series 1994-33, Class FA, FRN, 4.97%, 03/25/09	49
268	Series 1994-34, Class DZ, 6.00%, 03/25/09	270
1,866	Series 1994-37, Class L, 6.50%, 03/25/24	1,977
8,935	Series 1994-40, Class Z, 6.50%, 03/25/24	9,574
100	Series 1994-55, Class G, 6.75%, 12/25/23	100
227	Series 1995-2, Class Z, 8.50%, 01/25/25	248
373	Series 1995-19, Class Z, 6.50%, 11/25/23	412
1,900	Series 1996-14, Class SE, IF, IO, 6.90%, 08/25/23	278
17	Series 1996-20, Class L, PO, 09/25/08	17
56	Series 1996-24, Class E, PO, 03/25/09	54
65	Series 1996-27, Class FC, FRN, 3.66%, 03/25/17	66
33	Series 1996-32, Class PH, 7.00%, 01/25/26	33
96	Series 1996-39, Class J, PO, 09/25/08	94
160	Series 1996-59, Class J, 6.50%, 08/25/22	168
1,800	Series 1997-20, Class IO, FRN, IO, 1.84%, 03/25/27	63
115	Series 1997-27, Class J, 7.50%, 04/18/27	122
189	Series 1997-29, Class J, 7.50%, 04/20/27	206
1,192	Series 1997-39, Class PD, 7.50%, 05/20/27	1,290
743	Series 1997-42, Class EN, 7.25%, 07/18/27	779
194	Series 1997-42, Class ZC, 6.50%, 07/18/27	206
47	Series 1997-51, Class PM, IO, 7.00%, 05/18/12	1
2,723	Series 1997-61, Class ZC, 7.00%, 02/25/23	2,954
518	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	107
91	Series 1998-4, Class C, PO, 04/25/23	77
62	Series 1998-27, Class B, PO, 12/25/08	59
2,116	Series 1998-36, Class ZB, 6.00%, 07/18/28	2,177
668	Series 1998-43, Class SA, IF, IO, 14.53%, 04/25/23	186
1,029	Series 1998-66, Class SB, IF, IO, 5.02%, 12/25/28	134
520	Series 1999-17, Class C, 6.35%, 04/25/29	549
2,028	Series 1999-18, Class Z, 5.50%, 04/18/29	2,063
1,206	Series 1999-38, Class SK, IF, IO, 4.92%, 08/25/23	120
300	Series 1999-52, Class NS, IF, 14.60%, 10/25/23	353
724	Series 1999-62, Class PB, 7.50%, 12/18/29	792
2,338	Series 2000-2, Class ZE, 7.50%, 02/25/30	2,533
973	Series 2000-20, Class SA, IF, IO, 5.97%, 07/25/30	121
170	Series 2000-52, Class IO, IO, 8.50%, 01/25/31	39
1,048	Series 2001-4, Class PC, 7.00%, 03/25/21	1,134
955	Series 2001-5, Class OW, 6.00%, 03/25/16	996
779	Series 2001-7, Class PF, 7.00%, 03/25/31	837
2,816	Series 2001-7, Class PR, 6.00%, 03/25/16	3,001
3,303	Series 2001-10, Class PR, 6.00%, 04/25/16	3,504
1,825	Series 2001-30, Class PM, 7.00%, 07/25/31	1,946

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,237	Series 2001-31, Class VD, 6.00%, 05/25/31	1,288
3,408	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	759
1,889	Series 2001-36, Class DE, 7.00%, 08/25/31	2,019
3,953	Series 2001-44, Class MY, 7.00%, 09/25/31	4,250
728	Series 2001-44, Class PD, 7.00%, 09/25/31	783
816	Series 2001-44, Class PU, 7.00%, 09/25/31	877
5,163	Series 2001-48, Class Z, 6.50%, 09/25/21	5,583
427	Series 2001-49, Class DQ, 6.00%, 11/25/15	431
769	Series 2001-49, Class Z, 6.50%, 09/25/31	819
43	Series 2001-50, Class VB, 6.50%, 12/25/16	43
578	Series 2001-52, Class KB, 6.50%, 10/25/31	617
383	Series 2001-52, Class XM, 6.50%, 11/25/10	394
2,158	Series 2001-52, Class XN, 6.50%, 11/25/15	2,298
1,477	Series 2001-61, Class VB, 7.00%, 12/25/16	1,475
4,879	Series 2001-61, Class Z, 7.00%, 11/25/31	5,229
1,075	Series 2001-71, Class MB, 6.00%, 12/25/16	1,133
2,461	Series 2001-71, Class QE, 6.00%, 12/25/16	2,592
562	Series 2001-72, Class SX, IF, 10.17%, 12/25/31	596
3,337	Series 2001-74, Class MB, 6.00%, 12/25/16	3,533
2,580	Series 2001-80, Class PE, 6.00%, 07/25/29	2,675
716	Series 2002-1, Class HC, 6.50%, 02/25/22	764
712	Series 2002-1, Class SA, IF, 15.00%, 02/25/32	867
469	Series 2002-1, Class UD, IF, 13.45%, 12/25/23	566
2,820	Series 2002-2, Class UC, 6.00%, 02/25/17	2,952
8,354	Series 2002-3, Class OG, 6.00%, 02/25/17	8,795
1,771	Series 2002-7, Class OG, 6.00%, 03/25/17	1,865
5,811	Series 2002-7, Class TG, 6.00%, 03/25/17	6,120
643	Series 2002-8, Class SR, IF, 9.82%, 03/25/09	679
135	Series 2002-9, Class VE, 6.50%, 12/25/12	135
1,288	Series 2002-11, Class QG, 5.50%, 03/25/17	1,346
5,580	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	239
104	Series 2002-13, Class ST, IF, 10.00%, 03/25/32	115
8,729	Series 2002-16, Class PG, 6.00%, 04/25/17	9,212
9,941	Series 2002-18, Class PC, 5.50%, 04/25/17	10,351
1,778	Series 2002-19, Class PE, 6.00%, 04/25/17	1,873
312	Series 2002-21, Class LO, PO, 04/25/32	264
2,547	Series 2002-21, Class PE, 6.50%, 04/25/32	2,715
1,680	Series 2002-24, Class AJ, 6.00%, 04/25/17	1,797
6,008	Series 2002-28, Class PK, 6.50%, 05/25/32	6,407
1,751	Series 2002-37, Class Z, 6.50%, 06/25/32	1,806
1,120	Series 2002-42, Class C, 6.00%, 07/25/17	1,204
5,601	Series 2002-48, Class GH, 6.50%, 11/25/32	5,967
1,008	Series 2002-55, Class QE, 5.50%, 09/25/17	1,048
16,173	Series 2002-56, Class UC, 5.50%, 09/25/17	16,791
1,239	Series 2002-61, Class PE, 5.50%, 05/25/16	1,249
1,838	Series 2002-63, Class KC, 5.00%, 10/25/17	1,897
551	Series 2002-73, Class S, IF, 8.41%, 11/25/09	598
4,480	Series 2002-74, Class LD, 5.00%, 01/25/16	4,554
6,161	Series 2002-74, Class PD, 5.00%, 11/25/15	6,248
5,872	Series 2002-74, Class VB, 6.00%, 11/25/31	5,972
2,449	Series 2002-77, Class S, IF, 8.74%, 12/25/32	2,512
3,723	Series 2002-83, Class CS, 6.88%, 08/25/23	4,017
581	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	67
666	Series 2002-93, Class PD, 3.50%, 02/25/29	662
4,621	Series 2002-94, Class BK, 5.50%, 01/25/18	4,864
1,414	Series 2003-8, Class SB, IF, IO, 4.52%, 03/25/16	70
2,642	Series 2003-9, Class NZ, 6.50%, 02/25/33	2,815
3,752	Series 2003-22, Class UD, 4.00%, 04/25/33	3,262
952	Series 2003-27, Class DW, 4.50%, 04/25/17	959
1,400	Series 2003-32, Class KC, 5.00%, 05/25/18	1,430
2,614	Series 2003-34, Class AX, 6.00%, 05/25/33	2,674
2,256	Series 2003-34, Class ED, 6.00%, 05/25/33	2,303
1,147	Series 2003-39, Class IO, VAR, IO, 6.00%, 05/25/33	244
1,960	Series 2003-39, Class LW, 5.50%, 05/25/23	1,982
2,800	Series 2003-41, Class PE, 5.50%, 05/25/23	2,964
1,092	Series 2003-42, Class GB, 4.00%, 05/25/33	993
1,120	Series 2003-47, Class PE, 5.75%, 06/25/33	1,124
1,678	Series 2003-52, Class SX, IF, 13.55%, 10/25/31	2,000
1,165	Series 2003-64, Class SX, IF, 5.95%, 07/25/33	1,017
1,568	Series 2003-65, Class CI, IO, 4.50%, 03/25/15	77
664	Series 2003-67, Class VQ, 7.00%, 01/25/19	710
604	Series 2003-68, Class QP, 3.00%, 07/25/22	584
2,594	Series 2003-71, Class DS, IF, 3.31%, 08/25/33	2,147
697	Series 2003-74, Class SH, IF, 4.53%, 08/25/33	605
15,152	Series 2003-80, Class SY, IF, IO, 4.52%, 06/25/23	1,794
1,580	Series 2003-81, Class LC, 4.50%, 09/25/18	1,587
2,000	Series 2003-82, Class VB, 5.50%, 08/25/33	2,052
7,281	Series 2003-83, Class PG, 5.00%, 06/25/23	7,454
1,876	Series 2003-91, Class SD, IF, 7.27%, 09/25/33	1,933
1,323	Series 2003-92, Class GA, 4.50%, 09/25/18	1,314
560	Series 2003-92, Class SH, IF, 5.48%, 09/25/18	555
3,360	Series 2003-106, Class US, IF, 4.37%, 11/25/23	2,876
1,000	Series 2003-113, Class PC, 4.00%, 03/25/15	1,007
9,187	Series 2003-116, Class SB, IF, IO, 4.47%, 11/25/33	985
6,000	Series 2003-117, Class JB, 3.50%, 06/25/33	5,606

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
449		Series 2003-106, Class WS, IF, 5.55%, 02/25/23	433
2,240		Series 2003-122, Class TE, 5.00%, 12/25/22	2,286
1,680		Series 2003-128, Class KE, 4.50%, 01/25/14	1,709
3,300		Series 2003-128, Class NG, 4.00%, 01/25/19	3,183
1,669		Series 2003-130, Class SX, IF, 6.82%, 01/25/34	1,755
1,474		Series 2003-132, Class OA, PO, 08/25/33	1,193
3,086		Series 2004-1, Class DL, 4.50%, 02/25/18	3,109
7,142		Series 2004-4, Class QI, IF, IO, 3.97%, 06/25/33	656
5,312		Series 2004-4, Class QM, IF, 7.93%, 06/25/33	5,349
3,802		Series 2004-10, Class SC, IF, 16.06%, 02/25/34	4,553
2,955		Series 2004-14, Class SD, IF, 4.37%, 03/25/34	2,321
2,460		Series 2004-21, Class CO, PO, 04/25/34	1,390
1,001		Series 2004-22, Class A, 4.00%, 04/25/19	984
1,680		Series 2004-25, Class PC, 5.50%, 01/25/34	1,714
7,589		Series 2004-25, Class SA, IF, 10.90%, 04/25/34	8,546
8,100		Series 2004-27, Class HB, 4.00%, 05/25/19	7,666
1,120		Series 2004-36, Class PC, 5.50%, 02/25/34	1,139
5,915		Series 2004-36, Class SA, IF, 10.90%, 05/25/34	6,607
2,621		Series 2004-36, Class SN, IF, 7.93%, 07/25/33	2,638
12,852		Series 2004-46, Class HS, IF, IO, 2.87%, 05/25/30	616
2,001		Series 2004-46, Class QB, IF, 11.46%, 05/25/34	2,144
2,606		Series 2004-51, Class SY, IF, 7.97%, 07/25/34	2,619
1,400		Series 2004-53, Class NC, 5.50%, 07/25/24	1,466
903		Series 2004-61, Class SK, IF, 8.50%, 11/25/32	969
1,120		Series 2004-76, Class CL, 4.00%, 10/25/19	1,088
2,226		Series 2004-79, Class SP, IF, 11.18%, 11/25/34	2,510
2,000		Series 2004-81, Class AC, 4.00%, 11/25/19	1,936
3,290		Series 2004-92, Class BX, 5.50%, 09/25/34	3,424
1,960		Series 2004-92, Class JO, PO, 12/25/34	1,851
1,520		Series 2005-27, Class TH, 5.50%, 07/25/31	1,568
889		Series 2005-47, Class AN, 5.00%, 12/25/16	904
865		Series 2005-52, Class PA, 6.50%, 06/25/35	916
8,734		Series 2005-56, Class S, IF, IO, 3.58%, 07/25/35	769
1,500		Series 2005-68, Class BC, 5.25%, 06/25/35	1,468
8,000		Series 2005-68, Class PG, 5.50%, 08/25/35	8,274
2,500		Series 2005-68, Class UC, 5.00%, 06/25/35	2,414
12,500		Series 2005-84, Class XM, 5.75%, 10/25/35	12,998
839		Series 2005-86, Class GB, 5.00%, 10/25/35	777
1,192		Series 2005-98, Class GO, PO, 11/25/35	828
1,000		Series 2005-109, Class PC, 6.00%, 12/25/35	1,043
26,000		Series 2005-110, Class GJ, 5.50%, 11/25/30	26,938
17,500		Series 2005-110, Class GK, 5.50%, 08/25/34	17,686
5,659		Series 2005-110, Class GL, 5.50%, 12/25/35	5,645
2,840		Series 2005-110, Class MN, 5.50%, 06/25/35	2,896
2,500		Series 2005-116, Class PB, 6.00%, 04/25/34	2,609
883		Series 2005-123, Class LO, PO, 01/25/36	555
2,020		Series 2006-16, Class OA, PO, 03/25/36	1,676
2,929		Series 2006-22, Class AO, PO, 04/25/36	2,338
2,000		Series 2006-39, Class WC, 5.50%, 01/25/36	2,023
4,039		Series 2006-44, Class GO, PO, 06/25/36	3,316
12,319		Series 2006-44, Class P, PO, 12/25/33	9,935
2,000		Series 2006-46, Class UC, 5.50%, 12/25/35	2,020
1,638		Series 2006-58, Class AP, PO, 07/25/36	1,319
2,493		Series 2006-58, Class PO, PO, 07/25/36	2,060
6,952		Series 2006-59, Class QO, PO, 01/25/33	5,818
3,918		Series 2006-65, Class QO, PO, 07/25/36	3,230
8,217		Series 2006-72, Class GO, PO, 08/25/36	6,746
9,000		Series 2006-77, Class PC, 6.50%, 08/25/36	9,744
3,328		Series 2006-90, Class AO, PO, 09/25/36	2,817
1,108		Series 2006-109, Class PO, PO, 11/25/36	860
8,873		Series 2006-110, Class PO, PO, 11/25/36	6,933
2,646		Series 2006-115, Class OK, PO, 12/25/36	2,019
4,462		Series 2006-119, Class PO, PO, 12/25/36	3,668
1,300		Series 2006-128, Class BP, 5.50%, 01/25/37	1,313
2,090		Series 2006-128, Class PO, PO, 01/25/37	1,677
24,690		Series 2007-7, Class SG, IF, IO, 3.37%, 08/25/36	1,620
3,815		Series 2007-14, Class OP, PO, 03/25/37	3,061
38,224		Series 2007-35, Class SI, IF, IO, 2.97%, 04/25/37	2,501
1,500		Series 2007-47, Class PC, 5.00%, 07/25/33	1,505
2,000		Series 2007-79, Class PC, 5.00%, 01/25/32	2,006
4,464		Series 2007-84, Class PG, 6.00%, 12/25/36	4,632
17,439		Series 2007-106, Class A7, VAR, 6.25%, 10/25/37	17,951
2		Series G-17, Class S, FRN, HB, 756.65%, 06/25/21	38
153		Series G-28, Class S, IF, 11.94%, 09/25/21	189
113		Series G-35, Class M, 8.75%, 10/25/21	127
48		Series G-51, Class SA, IF, 21.28%, 12/25/21	62
178		Series G92-15, Class Z, 7.00%, 01/25/22	184
—	(h)	Series G92-27, Class SQ, IF, HB, 8053.11%, 05/25/22	54
593		Series G92-35, Class E, 7.50%, 07/25/22	646
—	(h)	Series G92-35, Class G, HB, 1184.78%, 07/25/22	14

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
65		Series G92-42, Class Z, 7.00%, 07/25/22	70
3,127		Series G92-44, Class ZQ, 8.00%, 07/25/22	3,435
1,843		Series G92-45, Class Z, 6.00%, 08/25/22	1,948
90		Series G92-52, Class FD, FRN, 3.18%, 09/25/22	90
816		Series G92-54, Class ZQ, 7.50%, 09/25/22	894
98		Series G92-59, Class F, FRN, 4.67%, 10/25/22	98
187		Series G92-61, Class Z, 7.00%, 10/25/22	201
152		Series G92-62, Class B, PO, 10/25/22	124
672		Series G93-1, Class KA, 7.90%, 01/25/23	744
145		Series G93-5, Class Z, 6.50%, 02/25/23	155
191		Series G93-14, Class J, 6.50%, 03/25/23	203
455		Series G93-17, Class SI, IF, 6.00%, 04/25/23	467
439		Series G93-27, Class FD, FRN, 4.04%, 08/25/23	445
106		Series G93-37, Class H, PO, 09/25/23	96
135		Series G95-1, Class C, 8.80%, 01/25/25	153
		Federal National Mortgage Association STRIPS,
16		Series 23, Class 2, IO, 10.00%, 09/01/17	4
2		Series 50, Class 2, IO, 10.50%, 03/01/19	1
72		Series 218, Class 2, IO, 7.50%, 04/01/23	17
59		Series 265, Class 2, 9.00%, 03/01/24	66
1,804		Series 329, Class 1, PO, 01/01/33	1,398
2,118		Series 340, Class 1, PO, 09/01/33	1,565
—	(h)	Series K, Class 2, HB, 256.00%, 11/01/08	—	(h)
		Federal National Mortgage Association Whole Loan,
207		Series 2002-W5, Class A7, 6.25%, 08/25/30	207
548		Series 2002-W5, Class A10, IF, IO, 4.97%, 11/25/30	21
2,766		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	2,930
926		Series 2003-W1, Class 2A, 7.50%, 12/25/42	998
481		Series 2003-W4, Class 2A, 6.50%, 10/25/42	517
3,344		Series 2004-W2, Class 2A2, 7.00%, 02/25/44	3,661
		Government National Mortgage Association,
2,219		Series 1994-3, Class PQ, 7.49%, 07/16/24	2,401
1,370		Series 1994-4, Class KQ, 7.99%, 07/16/24	1,477
6,721		Series 1994-7, Class PQ, 6.50%, 10/16/24	7,248
1,071		Series 1996-16, Class E, 7.50%, 08/16/26	1,143
1,616		Series 1997-8, Class PN, 7.50%, 05/16/27	1,726
362		Series 1997-11, Class D, 7.50%, 07/20/27	381
844		Series 1998-26, Class K, 7.50%, 09/17/25	914
4,987		Series 1999-4, Class ZB, 6.00%, 02/20/29	5,117
4,289		Series 1999-10, Class ZC, 6.50%, 04/20/29	4,558
534		Series 1999-15, Class E, 6.50%, 01/16/29	546
798		Series 1999-30, Class S, IF, IO, 5.48%, 08/16/29	112
47		Series 1999-33, Class SM, IF, 9.20%, 09/16/29	50
907		Series 1999-40, Class ZW, 7.50%, 11/20/29	992
1,387		Series 1999-41, Class Z, 8.00%, 11/16/29	1,495
402		Series 1999-44, Class PC, 7.50%, 12/20/29	430
6,039		Series 1999-44, Class ZC, 8.50%, 12/16/29	6,935
1,262		Series 1999-44, Class ZG, 8.00%, 12/20/29	1,368
1,017		Series 2000-6, Class Z, 7.50%, 02/20/30	1,119
485		Series 2000-9, Class Z, 8.00%, 06/20/30	530
5,266		Series 2000-9, Class ZJ, 8.50%, 02/16/30	5,870
942		Series 2000-12, Class ST, IF, 23.18%, 02/16/30	1,503
1,162		Series 2000-14, Class PD, 7.00%, 02/16/30	1,247
337		Series 2000-16, Class ZN, 7.50%, 02/16/30	370
6,985		Series 2000-21, Class Z, 9.00%, 03/16/30	7,901
986		Series 2000-26, Class TZ, 8.50%, 09/20/30	1,128
353		Series 2000-26, Class Z, 7.75%, 09/20/30	353
71		Series 2000-30, Class ST, IF, 11.05%, 12/16/22	83
1,061		Series 2000-31, Class Z, 9.00%, 10/20/30	1,198
315		Series 2000-34, Class SG, IF, IO, 5.42%, 10/20/30	41
591		Series 2000-35, Class ZA, 9.00%, 11/20/30	657
86		Series 2000-36, Class IK, IO, 9.00%, 11/16/30	18
438		Series 2000-37, Class B, 8.00%, 12/20/30	455
241		Series 2000-38, Class AH, 7.15%, 12/20/30	249
471		Series 2001-4, Class SJ, IF, IO, 5.03%, 01/19/30	53
758		Series 2001-6, Class SD, IF, IO, 5.43%, 03/16/31	96
1,179		Series 2001-7, Class PK, 6.50%, 03/20/31	1,254
3,264		Series 2001-8, Class Z, 6.50%, 03/20/31	3,470
53		Series 2001-32, Class WA, IF, 12.34%, 07/20/31	60
801		Series 2001-35, Class SA, IF, IO, 5.13%, 08/16/31	120
638		Series 2001-36, Class S, IF, IO, 4.93%, 08/16/31	92
165		Series 2001-60, Class VP, 6.50%, 07/20/17	165
2,800		Series 2001-64, Class MQ, 6.50%, 12/20/31	2,964
776		Series 2002-3, Class SP, IF, IO, 4.27%, 01/16/32	117
1,374		Series 2002-7, Class PG, 6.50%, 01/20/32	1,459
3,399		Series 2002-24, Class AG, IF, IO, 4.83%, 04/16/32	444
317		Series 2002-24, Class SB, IF, 7.25%, 04/16/32	334
8,250		Series 2002-31, Class SE, IF, IO, 4.38%, 04/16/30	988
2,735		Series 2002-40, Class UK, 6.50%, 06/20/32	2,923

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
131	Series 2002-41, Class SV, IF, 9.00%, 06/16/32	137
10,305	Series 2002-45, Class QE, 6.50%, 06/20/32	11,013
3,934	Series 2002-47, Class PG, 6.50%, 07/16/32	4,207
6,621	Series 2002-47, Class ZA, 6.50%, 07/20/32	6,979
190	Series 2002-51, Class SG, IF, 19.01%, 04/20/31	241
4,629	Series 2002-52, Class GH, 6.50%, 07/20/32	4,960
1,653	Series 2002-54, Class GB, 6.50%, 08/20/32	1,768
2,238	Series 2002-70, Class AV, 6.00%, 03/20/12	2,332
5,675	Series 2002-70, Class PS, IF, IO, 4.59%, 08/20/32	510
1,411	Series 2002-75, Class PB, 6.00%, 11/20/32	1,443
1,176	Series 2002-79, Class KV, 6.00%, 11/20/13	1,215
1,084	Series 2002-80, Class EB, 7.00%, 01/20/32	1,093
2,517	Series 2002-88, Class VA, 6.00%, 12/20/17	2,610
2,418	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	243
1,356	Series 2003-4, Class NY, 5.50%, 12/20/13	1,415
3,988	Series 2003-11, Class SK, IF, IO, 4.58%, 02/16/33	498
1,872	Series 2003-12, Class SP, IF, IO, 4.59%, 02/20/33	203
431	Series 2003-24, Class PO, PO, 03/16/33	357
1,960	Series 2003-40, Class TC, 7.50%, 03/20/33	2,116
1,960	Series 2003-40, Class TJ, 6.50%, 03/20/33	2,099
1,120	Series 2003-46, Class MG, 6.50%, 05/20/33	1,199
2,072	Series 2003-46, Class TC, 6.50%, 03/20/33	2,145
1,404	Series 2003-52, Class AP, PO, 06/16/33	1,131
3,196	Series 2003-58, Class BE, 6.50%, 01/20/33	3,384
4,649	Series 2003-76, Class LS, IF, IO, 4.09%, 09/20/31	289
519	Series 2003-90, Class PO, PO, 10/20/33	438
967	Series 2003-95, Class SC, IF, IO, 3.88%, 09/17/31	15
1,820	Series 2003-98, Class PC, 5.00%, 02/20/29	1,855
6,287	Series 2003-112, Class SA, IF, IO, 3.43%, 12/16/33	465
13,434	Series 2004-11, Class SW, IF, IO, 2.39%, 02/20/34	1,126
1,622	Series 2004-28, Class S, IF, 11.09%, 04/16/34	1,778
24,296	Series 2004-68, Class SA, IF, IO, 3.69%, 05/20/31	1,792
2,466	Series 2004-73, Class AE, IF, 8.43%, 08/17/34	2,646
16,953	Series 2004-73, Class JL, IF, IO, 3.43%, 09/16/34	1,412
3,450	Series 2004-83, Class AP, IF, 7.52%, 10/16/34	3,750
30,568	Series 2005-3, Class SK, IF, IO, 3.64%, 01/20/35	2,967
31,438	Series 2005-17, Class SL, IF, IO, 3.59%, 07/20/34	2,649
1,615	Series 2006-57, Class PZ, 5.56%, 10/20/36	1,610
3,534	Series 2007-28, Class BO, PO, 05/20/37	2,877
7,790	Series 2007-49, Class NO, PO, 12/20/35	6,596
14,867	Series 2007-74, Class SL, IF, IO, 3.42%, 11/16/37	1,171
	Vendee Mortgage Trust,
1,441	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	1,478
13,168	Series 1994-1, Class 2ZB, 6.50%, 02/15/24	14,468
2,074	Series 1996-1, Class 1Z, 6.75%, 02/15/26	2,179
1,364	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,488
3,136	Series 1997-1, Class 2Z, 7.50%, 02/15/27	3,507
3,883	Series 1998-1, Class 2E, 7.00%, 09/15/27	4,194
		1,336,133
	Non-Agency CMO — 16.5%
1,990	ABN AMRO Mortgage Corp., Series 2003-9, Class A2, 4.50%, 08/25/18	2,012
18,000	American General Mortgage Loan Trust, Series 2006-1, Class A2, VAR, 5.75%, 12/25/35 (e)	18,091
7,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	6,985
	Banc of America Alternative Loan Trust,
619	Series 2003-1, Class A, PO, 02/25/33	448
1,051	Series 2003-11, Class PO, PO, 01/25/34	756
828	Series 2004-6, Class 15, PO, 07/25/19	627
1,433	Series 2005-5, Class 1CB1, 5.50%, 06/25/35	1,348
	Banc of America Funding Corp.,
2,912	Series 2003-3, Class 1A33, 5.50%, 10/25/33	2,931
1,697	Series 2004-1, Class PO, PO, 03/25/34	1,217
3,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	3,035
3,206	Series 2005-7, Class 30, PO, 11/25/35	1,977
1,442	Series 2005-8, Class 30, PO, 01/25/36	962
6,306	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	6,321
3,612	Series 2006-1, Class X, PO, 01/25/36	2,466
	Banc of America Mortgage Securities, Inc.,
2,424	Series 2003-5, Class 3A1, 7.50%, 02/25/31	2,455
681	Series 2003-7, Class A2, 4.75%, 09/25/18	694
11,733	Series 2003-8, Class 3A3, 5.50%, 11/25/33	11,805
1,130	Series 2003-8, Class A, PO, 11/25/33	853
15,226	Series 2004-3, Class 15, IO, VAR, 0.22%, 04/25/19	53
651	Series 2004-4, Class A, PO, 05/25/34	451

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
3,194	Series 2004-5, Class 2A2, 5.50%, 06/25/34	2,738
2,061	Series 2004-6, Class 2A7, 5.50%, 07/25/34	2,006
2,572	Series 2004-6, Class A, PO, 07/25/34	1,681
503	Series 2004-8, Class 5, PO, 05/25/32	410
1,328	Series 2004-8, Class X, PO, 10/25/34	971
807	Series 2004-9, Class 3, PO, 09/25/32	614
8,581	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	8,415
5,771	Series 2004-J, Class 3A1, FRN, 5.07%, 11/25/34	5,751
	Bear Stearns Adjustable Rate Mortgage Trust,
1,370	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33 (y)	1,178
440	Series 2004-4, Class A4, VAR, 3.55%, 06/25/34 (y)	439
18,697	Series 2006-1, Class A1, FRN, 4.63%, 02/25/36 (y)	18,678
2,652	Cendant Mortgage Corp., Series 2003-8, Class 1P, PO, 10/25/33	1,695
2,273	Chase Mortgage Finance Corp., Series 2003-S6, Class A1, 5.00%, 06/25/18	2,312
	Citicorp Mortgage Securities, Inc.,
598	Series 1993-14, Class A3, FRN, 4.39%, 11/25/23	599
7,747	Series 2004-1, Class 3A1, 4.75%, 01/25/34	7,865
7,960	Series 2004-2, Class A1, 5.00%, 03/25/34	8,007
1,634	Series 2004-5, Class 2A5, 4.50%, 08/25/34	1,641
7,529	Series 2004-8, Class 1A1, 5.50%, 10/25/34	7,529
5,000	Series 2006-4, Class 1A2, 6.00%, 08/25/36	4,803
	Citigroup Mortgage Loan Trust, Inc.,
1,215	Series 2003-1, Class 2, PO, 10/25/33	861
610	Series 2003-1, Class 2A6, PO, 10/25/33	289
1,007	Series 2003-1, Class PO3, PO, 9/25/33	715
270	Series 2003-1, Class WPO1, PO, 06/25/16	258
1,067	Series 2003-UP3, Class A3, 7.00%, 10/25/33	1,100
1,449	Series 2003-UST1, Class 1, PO, 12/25/18	1,093
695	Series 2003-UST1, Class 3, PO, 12/25/18	540
4,615	Series 2003-UST1, Class A1, 5.50%, 12/25/18	4,681
884	Series 2005-1, Class 2A1A, VAR, 6.26%, 04/25/35	862
3,271	Series 2005-5, Class 1A2, FRN, 5.38%, 08/25/35	3,269
	Countrywide Alternative Loan Trust,
2,273	Series 2002-8, Class A4, 6.50%, 07/25/32	2,300
688	Series 2002-17, Class A7, 2.50%, 01/25/33	642
1,000	Series 2003-6T2, Class A6, 5.50%, 06/25/33	937
6,320	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	5,219
2,630	Series 2004-14T2, Class A5, 5.50%, 08/25/34	2,421
1,468	Series 2004-18CB, Class 2A2, 5.13%, 09/25/34	1,468
2,952	Series 2005-5R, Class A1, 5.25%, 12/25/18	3,009
36,939	Series 2005-22T1, Class A2, IF, IO, 1.94%, 06/25/35	1,920
1,831	Series 2005-26CB, Class A10, IF, 7.37%, 07/25/35	1,922
8,000	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	7,715
618	Series 2005-28CB, Class 1A5, 5.50%, 08/25/35	624
631	Series 2005-28CB, Class 3A5, 6.00%, 08/25/35	640
1,367	Series 2005-54CB, Class 1A7, 5.50%, 11/25/35	1,375
8,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	7,594
2,898	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	2,541
26,760	Series 2005-J1, Class 1A4, IF, IO, 1.97%, 02/25/35	1,359
7,000	Series 2007-21CB, Class 1A5, 6.00%, 09/25/37	6,223
1,500	Series 2007-21CB, Class 2A6, 6.00%, 09/25/37	1,184
	Countrywide Home Loan Mortgage Pass-Through Trust,
8,126	Series 2002-22, Class A20, 6.25%, 10/25/32	8,108
7,093	Series 2003-26, Class 1A6, 3.50%, 08/25/33	6,279
3,757	Series 2003-29, Class A1, 5.50%, 08/25/33	3,808
873	Series 2003-34, Class A11, 5.25%, 09/25/33	758
1,120	Series 2003-44, Class A9, PO, 10/25/33	678
1,594	Series 2003-57, Class A6, 5.50%, 01/25/34	1,598
1,029	Series 2003-J2, Class A17, IF, IO, 4.27%, 04/25/33	46
5,196	Series 2003-J7, Class 4A3, IF, 5.74%, 08/25/18	5,268
706	Series 2004-7, Class 2A1, FRN, 4.04%, 06/25/34	704
1,424	Series 2004-HYB1, Class 2A, VAR, 4.21%, 05/20/34	1,399
5,180	Series 2004-HYB3, Class 2A, VAR, 4.07%, 06/20/34	5,214
3,027	Series 2004-HYB6, Class A3, VAR, 5.10%, 11/20/34	3,055
5,068	Series 2004-J6, Class 2A1, 4.75%, 07/25/14	5,211
2,088	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	2,124
2,214	Series 2005-16, Class A21, 5.50%, 09/25/35	2,251
1,000	Series 2005-16, Class A23, 5.50%, 09/25/35	997
7,867	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	7,818

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	CS First Boston Mortgage Securities Corp.,
5,863	Series 1998-C2, Class A2, 6.30%, 11/15/30	5,885
7,277	Series 2003-23, Class 1P, PO, 10/25/33	4,774
4,401	Series 2003-23, Class 2A5, 5.00%, 10/25/18	4,367
15,878	Series 2003-23, Class 3A10, 5.75%, 09/25/33	16,019
1,930	Series 2003-25, Class 2A1, 4.50%, 10/25/18	1,920
647	Series 2004-5, Class 5P, PO, 08/25/19	494
1,577	Series 2005-9, Class AP, PO, 10/25/35	1,067
860	Series 2005-10, Class AP, PO, 11/25/35	557
6,112	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 1A1, VAR, 5.30%, 06/25/20	6,174
	First Boston Mortgage Securities Corp.,
141	Series C, Class IO, IO, 10.97%, 04/25/17	35
78	Series C, Class PO, PO, 04/25/17	73
2,855	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	2,750
	First Horizon Asset Securities, Inc.,
919	Series 2003-7, Class 2A1, 4.50%, 09/25/18	927
2,676	Series 2003-9, Class 1A6, 5.50%, 11/25/33	2,216
4,931	Series 2004-AR2, Class 2A1, FRN, 4.58%, 05/25/34	4,888
7,683	Series 2004-AR7, Class 2A1, FRN, 4.91%, 02/25/35	7,758
10,033	Series 2005-AR1, Class 2A2, FRN, 5.01%, 04/25/35	9,987
	GMAC Mortgage Corp. Loan Trust,
4,225	Series 2003-J7, Class A2, 4.50%, 11/25/33	4,228
1,902	Series 2003-J8, Class A, 5.25%, 12/25/33	1,863
2,315	Series 2004-J1, Class A15, 5.25%, 04/25/34	2,351
5,420	Series 2005-AR3, Class 3A3, VAR, 4.85%, 06/19/35	5,441
5,000	Series 2005-AR3, Class 3A4, VAR, 4.85%, 06/19/35	5,108
	GSR Mortgage Loan Trust,
1,343	Series 2003-3F, Class 4A3, 5.75%, 04/25/33	1,319
4,300	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	4,487
6,619	Series 2004-9, Class 5A5, VAR, 3.90%, 08/25/34	6,519
3,659	Series 2004-10F, Class 1A1, 4.50%, 08/25/19	3,705
1,881	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	1,928
814	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	785
398	Series 2004-15F, Class AP, PO, 12/25/34	306
7,672	Series 2005-7F, Class 3A9, 6.00%, 09/25/35	7,094
943	Series 2005-AR6, Class 3A1, FRN, 4.56%, 09/25/35	950
3,000	Series 2006-1F, Class 1A3, 5.50%, 02/25/36	2,893
9,471	Series 2006-1F, Class 2A4, 6.00%, 02/25/36	9,095
3,913	Series 2006-2F, Class 2A15, 5.75%, 02/25/36	3,977
13,000	Series 2007-1F, Class 2A4, 5.50%, 01/25/37	12,594
269	Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, FRN, 3.54%, 11/25/34	263
45,540	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, FRN, IO, 0.72%, 08/25/35	368
5,765	Lehman Mortgage Trust, Series 2006-2, Class 1A1, VAR, 6.48%, 04/25/36	5,846
10,057	Master Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	6,177
	MASTR Adjustable Rate Mortgages Trust,
6,961	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	6,962
12,000	Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	11,874
2,312	Series 2004-15, Class 3A1, VAR, 6.92%, 12/25/34	2,337
	MASTR Alternative Loans Trust,
1,168	Series 2003-9, Class 8A1, 6.00%, 01/25/34	1,140
3,224	Series 2004-3, Class 2A1, 6.25%, 04/25/34	3,229
980	Series 2004-6, Class 7A1, 6.00%, 07/25/34	987
1,655	Series 2004-7, Class 30, PO, 07/25/34	1,134
1,303	Series 2004-7, Class 30, PO, 08/25/34	896
5,573	Series 2004-8, Class 6A1, 5.50%, 09/25/19	5,679
1,791	Series 2004-10, Class 1A1, 4.50%, 09/25/19	1,780
7,800	Series 2005-6, Class 3A1, 5.50%, 11/25/20	7,883
	MASTR Asset Securitization Trust,
790	Series 2003-1, Class 2A12, 5.00%, 06/25/30	793
1,700	Series 2003-2, Class 2A1, 4.50%, 03/25/18	1,721
2,000	Series 2003-2, Class 2A10, 4.50%, 03/25/18	1,979
1,002	Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,021
1,322	Series 2003-11, Class 6A2, 4.00%, 12/25/33	1,324
3,888	Series 2003-12, Class 6A1, 5.00%, 12/25/33	3,821
1,133	Series 2003-12, Class 30, PO, 12/25/33	727
740	Series 2004-1, Class 30, PO, 02/25/34	504
1,059	Series 2004-4, Class 3A1, 4.50%, 04/25/19	1,078
1,382	Series 2004-6, Class 15, PO, 05/25/19	1,049
7,587	Series 2004-8, Class 1A1, 4.75%, 08/25/19	7,748
768	Series 2004-8, Class PO, PO, 08/25/19	590
4,319	Series 2004-9, Class 5A1, 5.25%, 09/25/19	4,445

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
2,300	Series 2006-2, Class 1A30, 6.00%, 06/25/36	2,072
898	Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 3.22%, 05/25/35	805
249	Merrill Lynch Trust, Series 47, Class Z, 8.99%, 10/20/20	275
—(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, IF, HB, 10902.88%, 04/20/21	2
3,778	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 3.46%, 02/25/35	3,492
	Nomura Asset Acceptance Corp.,
1,984	Series 2003-A1, Class A1, 5.50%, 05/25/33	1,997
1,313	Series 2003-A1, Class A2, 6.00%, 05/25/33	1,341
103	Series 2003-A1, Class A5, 7.00%, 04/25/33	103
284	Series 2003-A1, Class A7, 5.00%, 04/25/18	288
1,667	Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	1,724
	Paine Webber CMO Trust,
15	Series H, Class 4, 8.75%, 04/01/18	17
55	Series P, Class 4, 8.50%, 08/01/19	55
	Residential Accredit Loans, Inc.,
4,990	Series 2001-QS19, Class A2, 6.00%, 12/25/16	4,979
3,712	Series 2002-QS8, Class A5, 6.25%, 06/25/17	3,704
1,115	Series 2002-QS16, Class A3, IF, 10.07%, 10/25/17	1,250
2,552	Series 2003-QR19, Class CB4, 5.75%, 10/25/33	2,349
2,355	Series 2003-QS3, Class A2, IF, 9.60%, 02/25/18	2,631
2,188	Series 2003-QS3, Class A8, IF, IO, 4.47%, 02/25/18	223
5,701	Series 2003-QS9, Class A3, IF, IO, 4.42%, 05/25/18	500
4,921	Series 2003-QS12, Class A2A, IF, IO, 4.47%, 06/25/18	374
1,498	Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	222
10,200	Series 2003-QS14, Class A1, 5.00%, 07/25/18	10,261
3,544	Series 2003-QS18, Class A1, 5.00%, 09/25/18	3,512
1,680	Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,666
3,000	Series 2005-QA6, Class A32, VAR, 5.62%, 05/25/35	2,751
2,272	Series 2005-QA7, Class A21, VAR, 4.82%, 07/25/35	2,148
766	Series 2006-QS4, Class A7, IF, 6.81%, 04/25/36	832
1,201	Series 2007-QS1, Class 1A1, 6.00%, 01/25/37	1,226
	Residential Asset Securitization Trust,
9,136	Series 2003-A8, Class A5, 4.25%, 10/25/18	9,033
1,768	Series 2003-A13, Class A3, 5.50%, 01/25/34	1,618
459	Series 2003-A14, Class A1, 4.75%, 02/25/19	456
1,149	Series 2005-A11, Class PO, PO, 10/25/35	754
4,991	Series 2006-A4, Class 2A5, 6.00%, 05/25/36	5,054
	Residential Funding Mortgage Securities I,
6,869	Series 2003-S7, Class A17, 4.00%, 05/25/33	6,458
2,240	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	2,196
1,680	Series 2003-S13, Class A3, 5.50%, 06/25/33	1,530
1,770	Series 2003-S14, Class A4, PO, 07/25/18	1,404
693	Series 2004-S6, Class 2A6, PO, 06/25/34	478
2,849	Series 2005-SA4, Class 1A1, VAR, 4.94%, 09/25/35	2,910
397	Residential Funding Securities LLC, Series 2003-RM2, Class AP3, PO, 05/25/33	291
23	Rural Housing Trust, Series 1987-1, Class 3B, 7.33%, 04/01/26	23
	Salomon Brothers Mortgage Securities VII, Inc.,
23	Series 2000-UP1, Class A2, 8.00%, 09/25/30	23
574	Series 2003-UP2, Class 1, PO, 12/25/18	466
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.97%, 06/25/34	4,032
	Structured Asset Securities Corp.,
207	Series 2002-10H, Class 1AP, PO, 05/25/32	180
3,120	Series 2003-8, Class 1A2, 5.00%, 04/25/18	3,162
14,142	Series 2003-29, Class 1A1, 4.75%, 09/25/18	14,084
2,036	Series 2003-30, Class 1A1, 5.50%, 10/25/33	2,032
2,333	Series 2003-31A, Class B1, VAR, 4.86%, 10/25/33	2,077
11,521	Series 2004-20, Class 1A3, 5.25%, 11/25/34	11,421
	WaMu Mortgage Pass Through Certificates,
2,240	Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	2,239
8,295	Series 2003-S8, Class A4, 4.50%, 09/25/18	8,314
1,946	Series 2003-S8, Class A5, 4.50%, 09/25/18	1,805
2,240	Series 2003-S8, Class A6, 4.50%, 09/25/18	2,275
1,251	Series 2003-S9, Class P, PO, 10/25/33	768
2,543	Series 2003-S10, Class A2, 5.00%, 10/25/18	2,578
752	Series 2003-S10, Class A6, PO, 10/25/18	552
837	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	839
1,211	Series 2004-RS2, Class A4, 5.00%, 11/25/33	912
900	Series 2006-AR10, Class 2P, VAR, 0.00%, 09/25/36	649
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
10,162	Series 2005-1, Class 1A1, 5.50%, 03/25/35	10,168
658	Series 2005-1, Class CP, PO, 03/25/35	446

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
37,272	Series 2005-2, Class 1A4, IF, IO, 1.92%, 04/25/35	1,919
9,803	Series 2005-2, Class 2A3, IF, IO, 1.87%, 04/25/35	487
7,000	Series 2005-4, Class CB7, 5.50%, 06/25/35	6,689
3,260	Series 2005-6, Class 2A4, 5.50%, 08/25/35	3,232
1,513	Series 2006-1, Class 3A2, 5.75%, 02/25/36	1,533
952	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.50%, 05/25/32	955
1,434	Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 1A2, 5.75%, 07/25/37	1,380
	Wells Fargo Mortgage Backed Securities Trust,
1,400	Series 2003-8, Class A9, 4.50%, 08/25/18	1,444
1,417	Series 2003-11, Class 1A, PO, 10/25/18	1,161
3,360	Series 2003-11, Class 1A4, 4.75%, 10/25/18	3,456
2,800	Series 2003-13, Class A7, 4.50%, 11/25/18	2,799
2,123	Series 2003-16, Class 2A1, 4.50%, 12/25/18	2,112
1,634	Series 2003-17, Class 2A4, 5.50%, 01/25/34	1,654
1,694	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	1,670
3,066	Series 2004-7, Class 2A1, 4.50%, 07/25/19	3,044
2,558	Series 2004-7, Class 2A2, 5.00%, 07/25/19	2,534
7,288	Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	7,303
6,106	Series 2004-EE, Class 3A1, FRN, 4.00%, 12/25/34	6,173
4,991	Series 2004-P, Class 2A1, FRN, 4.23%, 09/25/34	4,921
4,200	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	4,192
1,672	Series 2005-14, Class 2A, PO, 12/25/35	1,047
1,033	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	1,036
2,434	Series 2006-5, Class 1A1, 5.25%, 04/25/36	2,463
1,550	Series 2007-7, Class A7, 6.00%, 06/25/37	1,503
11,000	Series 2007-9, Class 1A8, 5.50%, 07/25/37	10,386
11,610	Series 2007-11, Class A14, 6.00%, 08/25/37	11,828
		727,732
	Total Collateralized Mortgage Obligations (Cost $2,013,486)	2,063,865
	Commercial Mortgage-Backed Securities — 1.5%
7,500	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	7,265
	Bear Stearns Commercial Mortgage Securities,
99	Series 2000-WF1, Class A1, VAR, 7.64%, 02/15/32 (y)	99
3,050	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42 (y)	2,912
4,640	Series 2006-PW11, Class A4, VAR, 5.46%, 03/11/39 (y)	4,477
1,770	Series 2006-PW14, Class A1, 5.04%, 12/11/38 (y)	1,741
3,524	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.72%, 03/15/49	3,531
943	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	961
14,330	Merrill Lynch Mortgage Investors, Inc., Series 2005-A2, Class A1, VAR, 4.49%, 02/25/35	14,199
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.29%, 01/12/44	2,410
5,100	Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	4,880
3,950	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.43%, 02/12/39	3,803
	Morgan Stanley Capital I,
1,854	Series 2006-IQ12, Class A1, 5.26%, 12/15/43	1,836
1,233	Series 2006-T23, Class A1, 5.68%, 08/12/41	1,233
25	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.98%, 01/15/39	25
10,500	TIAA Seasoned Commercial Mortgage Trust (Cayman Islands), Series 2007-C4, Class A3, VAR, 6.10%, 08/15/39	10,400
7,585	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	7,424
	Total Commercial Mortgage-Backed Securities (Cost $68,840)	67,196
	Corporate Bonds — 14.0%
	Aerospace & Defense — 0.1%
1,250	Honeywell International, Inc., 5.30%, 03/01/18	1,283
1,600	Northrop Grumman Corp., 7.13%, 02/15/11	1,753
782	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	858
5	United Technologies Corp., 6.10%, 05/15/12	5
		3,899

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Air Freight & Logistics — 0.0% (g)
1,350	United Parcel Service, Inc., 5.50%, 01/15/18	1,430
	Airlines — 0.1%
538	American Airlines, Inc., 7.02%, 10/15/09 (c)	539
	Continental Airlines, Inc.,
1,400	7.06%, 09/15/09	1,395
461	7.26%, 03/15/20	462
	United Airlines, Inc.,
407	6.07%, 03/01/13	408
540	6.20%, 09/01/08	539
		3,343
	Automobiles — 0.1%
4,426	Daimler Finance North America LLC, 7.20%, 09/01/09	4,645
	Beverages — 0.0% (g)
	Anheuser-Busch Cos., Inc.,
800	5.50%, 01/15/18 (c)	828
1,100	5.75%, 04/01/36	1,081
		1,909
	Capital Markets — 2.2%
	Bear Stearns Cos., Inc. (The),
6,321	3.25%, 03/25/09 (y)	6,215
1,000	5.70%, 11/15/14 (y)	956
2,650	6.40%, 10/02/17 (y)	2,442
1,150	7.25%, 02/01/18 (y)	1,116
	Credit Suisse USA, Inc.,
616	4.70%, 06/01/09	625
1,200	4.88%, 01/15/15	1,196
1,400	5.50%, 08/15/13	1,468
8,639	6.13%, 11/15/11	9,267
	Goldman Sachs Group, Inc. (The),
1,865	3.88%, 01/15/09	1,868
2,096	4.75%, 07/15/13	2,117
1,000	5.15%, 01/15/14	1,016
1,535	5.25%, 10/15/13	1,582
10	5.70%, 09/01/12	11
9,000	5.95%, 01/18/18	9,093
2,095	6.35%, 02/15/34	1,857
3,142	6.60%, 01/15/12	3,401
560	6.65%, 05/15/09	580
1,600	6.75%, 10/01/37	1,494
6,329	6.88%, 01/15/11	6,850
286	7.35%, 10/01/09	304
	Lehman Brothers Holdings, Inc.,
2,090	4.80%, 03/13/14	2,012
800	5.75%, 05/17/13	807
2,300	6.00%, 07/19/12 (c)	2,364
2,167	6.63%, 01/18/12	2,266
400	6.75%, 12/28/17	402
370	7.88%, 11/01/09	387
	Merrill Lynch & Co., Inc.,
1,120	3.13%, 07/15/08	1,113
1,176	3.70%, 04/21/08	1,174
2,912	4.13%, 01/15/09	2,899
500	4.79%, 08/04/10	505
3,340	5.45%, 07/15/14	3,295
1,000	5.70%, 05/02/17	956
550	6.05%, 08/15/12	573
3,800	6.40%, 08/28/17 (c)	3,888
	Morgan Stanley,
728	4.25%, 05/15/10 (c)	732
2,133	4.75%, 04/01/14	2,056
1,000	5.30%, 03/01/13	1,031
1,300	5.75%, 08/31/12	1,350
3,612	6.60%, 04/01/12	3,853
7,421	6.75%, 04/15/11	7,941
504	8.00%, 06/15/10	547
1,904	State Street Corp., 7.65%, 06/15/10	2,077
825	UBS AG (Switzerland), 5.88%, 12/20/17	873
		96,559
	Chemicals — 0.3%
600	Air Products & Chemicals, Inc. 4.15%, 02/01/13	606
1,680	Dow Capital BV (Netherlands), 8.50%, 06/08/10	1,879
	Dow Chemical Co. (The),
450	6.00%, 10/01/12	485
580	6.13%, 02/01/11	616
1,345	7.38%, 11/01/29 (c)	1,466
3,050	Monsanto Co., 7.38%, 08/15/12	3,432
1,150	Potash Corp. of Saskatchewan (Canada), 4.88%, 03/01/13	1,193
1,295	Praxair, Inc., 5.25%, 11/15/14	1,342
		11,019
	Commercial Banks — 1.7%
	Barclays Bank plc (United Kingdom),
1,900	5.45%, 09/12/12	2,013
3,200	6.05%, 12/04/17 (e)	3,319
1,500	Cadets Trust, 4.80%, 07/15/13 (e)	1,484
350	Fifth Third Bancorp, 5.45%, 01/15/17	328

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
308	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	312
1,750	Huntington National Bank (The), 8.00%, 04/01/10	1,852
	KEY Bank N.A.,
3,150	5.50%, 09/17/12	3,229
700	7.50%, 09/15/08	713
2,296	Keycorp, 4.70%, 05/21/09	2,319
3,500	M & T Bank Corp., 6.63%, 12/04/17	3,703
2,250	Marshall & Ilsley Corp., 5.35%, 04/01/11	2,344
1,500	National City Bank, FRN, 4.00%, 01/21/10	1,421
1,800	PNC Funding Corp., 5.25%, 11/15/15	1,759
	Popular North America, Inc.,
840	4.25%, 04/01/08	840
3,105	4.70%, 06/30/09	3,118
1,200	Regions Financial Corp., 7.38%, 12/10/37	1,154
2,232	Royal Bank of Canada (Canada), 3.88%, 05/04/09	2,267
	SunTrust Banks, Inc.,
3,515	5.25%, 11/05/12	3,567
1,000	6.00%, 09/11/17	998
1,120	6.38%, 04/01/11	1,188
1,400	U.S. Bancorp, 7.50%, 06/01/26	1,579
	U.S. Bank N.A.,
690	6.38%, 08/01/11	749
3,080	7.13%, 12/01/09	3,298
	Wachovia Bank N.A.,
2,700	6.60%, 01/15/38	2,574
1,064	7.80%, 08/18/10	1,171
	Wachovia Corp.,
2,688	3.50%, 08/15/08	2,687
2,037	3.63%, 02/17/09 (c)	2,036
1,400	4.88%, 02/15/14	1,385
7,600	5.75%, 02/01/18	7,640
	Wells Fargo & Co.,
2,932	3.13%, 04/01/09	2,911
2,340	4.20%, 01/15/10	2,380
1,000	5.00%, 11/15/14 (c)	1,020
5,000	5.63%, 12/11/17	5,186
2,856	Wells Fargo Bank N.A., 7.55%, 06/21/10	3,114
		75,658
	Communications Equipment — 0.0% (g)
1,100	Cisco Systems, Inc., 5.50%, 02/22/16	1,137
	Computers & Peripherals — 0.2%
	Hewlett-Packard Co.,
1,000	4.50%, 03/01/13	1,022
1,500	5.40%, 03/01/17	1,541
	International Business Machines Corp.,
1,568	5.39%, 01/22/09	1,598
3,500	5.70%, 09/14/17	3,689
660	6.22%, 08/01/27	676
		8,526
	Consumer Finance — 0.8%
840	American Express Credit Corp., 3.00%, 05/16/08	839
1,120	American General Finance Corp., 5.38%, 10/01/12	1,123
238	Capital One Bank, 5.75%, 09/15/10	240
	Capital One Financial Corp.,
900	5.70%, 09/15/11	887
2,365	6.25%, 11/15/13	2,341
900	6.75%, 09/15/17	905
	HSBC Finance Corp.,
1,400	4.75%, 05/15/09	1,413
2,000	5.00%, 06/30/15	1,930
1,100	5.25%, 01/15/14	1,111
1,000	5.50%, 01/19/16	971
10,092	5.88%, 02/01/09	10,277
280	6.38%, 11/27/12	297
1,680	6.40%, 06/17/08	1,692
3,176	6.50%, 11/15/08	3,235
468	6.75%, 05/15/11	495
	International Lease Finance Corp.,
865	4.50%, 05/01/08	865
689	5.88%, 05/01/13	716
480	6.38%, 03/15/09	492
	SLM Corp.,
3,200	4.00%, 01/15/10	2,931
1,400	5.38%, 01/15/13	1,214
784	Toyota Motor Credit Corp., 2.88%, 08/01/08	782
952	Washington Mutual Financial Corp., 6.88%, 05/15/11	1,023
		35,779
	Diversified Financial Services — 2.1%
	Associates Corp. of North America,
1,400	7.95%, 02/15/10	1,512
2,484	8.15%, 08/01/09	2,630
1,470	8.55%, 07/15/09	1,562

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
	Bank of America Corp.,
1,000	5.25%, 12/01/15	1,009
1,000	5.63%, 10/14/16	1,028
2,000	6.00%, 09/01/17 (c)	2,100
1,484	7.40%, 01/15/11	1,620
7,373	7.80%, 02/15/10	7,946
1,300	BHP Billiton Finance Ltd. (Australia), 5.40%, 03/29/17	1,270
	Caterpillar Financial Services Corp.,
1,450	4.85%, 12/07/12	1,509
600	5.50%, 03/15/16	615
	CIT Group, Inc.,
2,100	5.00%, 02/13/14	1,799
3,000	7.63%, 11/30/12	3,021
	Citigroup, Inc.,
1,000	4.70%, 05/29/15	967
1,000	5.50%, 02/15/17	960
3,292	5.63%, 08/27/12	3,409
3,000	6.00%, 08/15/17 (c)	3,075
1,750	6.13%, 11/21/17	1,796
420	6.20%, 03/15/09	430
	General Electric Capital Corp.,
2,240	3.50%, 05/01/08	2,241
2,000	4.38%, 11/21/11	2,053
1,176	4.63%, 09/15/09 (c)	1,207
13,500	5.25%, 10/19/12	14,111
11,757	5.88%, 02/15/12	12,544
1,900	5.88%, 01/14/38	1,816
3,697	6.00%, 06/15/12	3,965
4,649	6.13%, 02/22/11	4,979
4,416	6.75%, 03/15/32	4,735
4,000	Genworth Global Funding Trusts, 5.20%, 10/08/10	4,133
2,100	Pricoa Global Funding I, 3.90%, 12/15/08 (e)	2,104
1,630	Textron Financial Corp., 5.13%, 02/03/11	1,694
		93,840
	Diversified Telecommunication Services — 1.5%
	AT&T, Inc.,
4,400	4.95%, 01/15/13	4,531
850	5.10%, 09/15/14	863
800	5.50%, 02/01/18	800
2,295	5.63%, 06/15/16	2,347
5,000	6.30%, 01/15/38	4,926
1,288	Bellsouth Capital Funding Corp., 7.75%, 02/15/10	1,391
700	BellSouth Corp., 5.20%, 09/15/14	714
1,772	Bellsouth Telecommunications, Inc., 6.30%, 12/15/15	1,901
	British Telecommunications plc (United Kingdom),
5,000	5.15%, 01/15/13	5,116
4,466	8.62%, 12/15/10	5,023
	Deutsche Telekom International Finance BV (Netherlands),
785	5.25%, 07/22/13	809
200	8.25%, 06/15/30	244
	France Telecom S.A. (France),
4,695	7.75%, 03/01/11	5,146
1,000	8.50%, 03/01/31	1,274
1,120	GTE Corp., 7.51%, 04/01/09	1,164
3,164	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	3,379
	Sprint Capital Corp.,
1,665	6.90%, 05/01/19	1,224
1,680	7.63%, 01/30/11	1,491
560	8.38%, 03/15/12	493
1,534	8.75%, 03/15/32	1,196
	Telecom Italia Capital S.A. (Luxembourg),
1,415	4.00%, 11/15/08	1,414
2,100	4.95%, 09/30/14	1,997
1,600	5.25%, 11/15/13	1,585
1,512	TELUS Corp. (Canada), 8.00%, 06/01/11	1,680
	Verizon Communications, Inc.,
1,000	5.50%, 02/15/18	1,004
250	5.55%, 02/15/16	256
3,650	Verizon Florida, Inc., 6.13%, 01/15/13 (c)	3,858
	Verizon Global Funding Corp.,
4,621	7.25%, 12/01/10	5,039
1,540	7.38%, 09/01/12	1,732
823	Verizon Maryland, Inc., 6.13%, 03/01/12	862
880	Verizon New York, Inc., 7.38%, 04/01/32	944
1,232	Verizon Pennsylvania, Inc., 8.35%, 12/15/30	1,450
1,193	Verizon Virginia, Inc., 4.63%, 03/15/13	1,182
600	Verizon New England, Inc., 4.75%, 10/01/13	596
		67,631
	Electric Utilities — 0.7%
392	Alabama Power Co., 4.70%, 12/01/10	408
392	Appalachian Power Co., 6.60%, 05/01/09	406
1,110	Arizona Public Service Co., 4.65%, 05/15/15	1,040
1,260	Carolina Power & Light Co., 5.13%, 09/15/13	1,330

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
1,300	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	1,340
430	CenterPoint Energy Resources Corp., 6.13%, 11/01/17	446
2,814	Exelon Generation Co. LLC, 6.95%, 06/15/11	2,983
	Florida Power & Light Co.,
500	5.95%, 10/01/33 (c)	506
1,000	5.95%, 02/01/38	1,017
246	Kiowa Power Partners LLC, 4.81%, 12/30/13 (e)	254
2,560	Nisource Finance Corp., 6.15%, 03/01/13	2,663
1,650	Pacific Gas & Electric Co., 5.63%, 11/30/17	1,712
1,600	Pacificorp, 4.30%, 09/15/08	1,609
800	Peco Energy Co., 5.35%, 03/01/18	820
675	Pepco Holdings, Inc., 6.45%, 08/15/12	726
1,320	Potomac Electric Power Co., 6.50%, 11/15/37	1,318
	PSEG Power LLC,
2,190	5.50%, 12/01/15	2,186
1,322	7.75%, 04/15/11	1,442
1,255	8.63%, 04/15/31	1,561
3,350	Public Service Co. of Oklahoma, 6.63%, 11/15/37	3,422
645	Southern California Edison Co., 5.95%, 02/01/38	647
	Virginia Electric and Power Co.,
2,150	5.10%, 11/30/12	2,242
800	5.95%, 09/15/17	850
		30,928
	Electronic Equipment & Instruments — 0.0% (g)
1,000	Arrow Electronics, Inc., 6.88%, 07/01/13	1,080
	Food & Staples Retailing — 0.2%
1,680	Kroger Co. (The), 8.05%, 02/01/10	1,817
2,930	Safeway, Inc., 4.13%, 11/01/08	2,938
	Wal-Mart Stores, Inc.,
1,200	5.25%, 09/01/35	1,066
700	6.50%, 08/15/37	747
		6,568
	Food Products — 0.2%
2,100	Kellogg Co., 5.13%, 12/03/12	2,205
	Kraft Foods, Inc.,
3,050	6.13%, 02/01/18	3,089
1,600	6.88%, 02/01/38	1,590
		6,884
	Gas Utilities — 0.2%
220	Atmos Energy Corp., 5.13%, 01/15/13	222
1,008	KeySpan Gas East Corp., 7.88%, 02/01/10	1,091
	Spectra Energy Capital LLC,
3,645	6.25%, 02/15/13	3,872
980	8.00%, 10/01/19	1,124
	TransCanada Pipelines Ltd. (Canada),
1,150	4.00%, 06/15/13	1,128
1,500	6.20%, 10/15/37	1,452
		8,889
	Health Care Equipment & Supplies — 0.0% (g)
400	Baxter International, Inc., 4.63%, 03/15/15	396
	Hotels, Restaurants & Leisure — 0.1%
1,725	McDonald’s Corp., 4.30%, 03/01/13	1,755
	Household Durables — 0.0% (g)
1,485	Centex Corp., 5.70%, 05/15/14	1,218
	Industrial Conglomerates — 0.0% (g)
1,100	Siemens Financieringsmaatschappij N.V. (Netherlands), 5.75%, 10/17/16 (e)	1,144
	Insurance — 1.3%
	American International Group, Inc.,
2,184	4.25%, 05/15/13	2,096
2,500	5.45%, 05/18/17	2,463
1,425	5.60%, 10/18/16	1,420
3,248	ASIF Global Financing XIX, 4.90%, 01/17/13 (e)	3,249
3,360	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	3,350
2,520	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	2,698
	John Hancock Global Funding II,
1,400	3.50%, 01/30/09 (e)	1,400
1,512	7.90%, 07/02/10 (c) (e)	1,689
2,980	Liberty Mutual Group, Inc., 5.75%, 03/15/14 (e)	3,059
2,464	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	2,510
2,500	MetLife Life and Annuity Co. of Connecticut, 5.13%, 08/15/14 (e)	2,486
1,624	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	1,714
3,360	Monumental Global Funding II, 4.38%, 07/30/09 (e)	3,388
	Nationwide Financial Services,
1,130	5.90%, 07/01/12	1,222
1,182	6.25%, 11/15/11	1,264

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
	New York Life Global Funding,
1,330	3.88%, 01/15/09 (e)	1,339
3,920	5.38%, 09/15/13 (e)	4,165
848	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	849
	Principal Life Global Funding I,
1,400	2.80%, 06/26/08 (e)	1,395
6,021	6.25%, 02/15/12 (e)	6,472
2,500	Principal Life Income Funding Trusts, 5.30%, 12/14/12	2,587
	Protective Life Secured Trusts,
1,199	4.00%, 10/07/09	1,230
3,360	4.00%, 04/01/11	3,395
350	XL Capital Ltd. (Cayman Islands), 5.25%, 09/15/14	320
		55,760
	Media — 0.6%
5,847	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	6,565
4,088	Comcast Cable Holdings LLC, 9.80%, 02/01/12	4,744
	Comcast Corp.,
2,095	5.50%, 03/15/11	2,148
1,100	5.90%, 03/15/16	1,105
1,022	Cox Communications, Inc., 7.75%, 11/01/10	1,114
2,415	Historic TW, Inc., 9.15%, 02/01/23	2,855
900	News America, Inc., 7.25%, 05/18/18	1,004
1,337	TICI Communications, Inc., 7.13%, 02/15/28	1,328
1,200	Time Warner Cable, Inc., 5.85%, 05/01/17	1,186
	Time Warner Entertainment Co. LP,
2,020	8.38%, 03/15/23	2,286
1,288	10.15%, 05/01/12	1,510
255	Time Warner, Inc., 7.70%, 05/01/32	274
		26,119
	Metals & Mining — 0.0% (g)
1,385	Alcoa, Inc., 5.55%, 02/01/17	1,349
	Multi-Utilities — 0.2%
1,113	Dominion Resources, Inc., 6.25%, 06/30/12	1,198
2,100	DTE Energy Co., 6.65%, 04/15/09	2,166
	Duke Energy Carolinas LLC,
2,800	4.20%, 10/01/08 (c)	2,815
2,016	5.63%, 11/30/12	2,152
250	Spectra Energy Capital LLC, 5.67%, 08/15/14	254
		8,585
	Multiline Retail — 0.1%
1,800	Nordstrom, Inc., 7.00%, 01/15/38	1,779
1,250	Target Corp., 7.00%, 01/15/38	1,310
		3,089
	Oil, Gas & Consumable Fuels — 0.3%
455	Alberta Energy Co., Ltd. (Canada), 7.38%, 11/01/31	496
2,000	Canadian Natural Resources Ltd. (Canada), 6.75%, 02/01/39	2,026
500	Conoco Funding Co. (Canada), 7.25%, 10/15/31	586
1,000	ConocoPhillips Canada Funding Co. I (Canada), 5.63%, 10/15/16 (c)	1,063
2,520	ConocoPhillips Co., 8.75%, 05/25/10	2,826
1,155	Husky Energy, Inc. (Canada), 6.15%, 06/15/19	1,200
1,230	Kerr-McGee Corp., 6.95%, 07/01/24	1,296
2,400	Marathon Oil Corp., 6.00%, 10/01/17	2,474
2,045	Pioneer Natural Resources Co., 5.88%, 07/15/16	1,873
		13,840
	Paper & Forest Products — 0.1%
	International Paper Co.,
1,904	4.00%, 04/01/10	1,918
879	4.25%, 01/15/09	882
216	5.85%, 10/30/12	228
700	Weyerhaeuser Co., 6.75%, 03/15/12	727
		3,755
	Personal Products — 0.0% (g)
840	Procter & Gamble Co., 9.36%, 01/01/21	1,078
	Pharmaceuticals — 0.1%
350	Abbott Laboratories, 6.15%, 11/30/37 (c)	364
865	Schering-Plough Corp., 6.00%, 09/15/17	905
790	Wyeth, 6.45%, 02/01/24	842
		2,111
	Real Estate Investment Trusts (REITs) — 0.1%
1,750	HRPT Properties Trust, 6.65%, 01/15/18	1,538
	Simon Property Group LP,
1,500	5.63%, 08/15/14	1,507
420	6.10%, 05/01/16	418
		3,463
	Real Estate Management & Development — 0.0% (g)
392	ERP Operating LP, 4.75%, 06/15/09	390

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — 0.2%
	Burlington Northern Santa Fe Corp.,
1,375	6.13%, 03/15/09	1,403
1,425	7.13%, 12/15/10	1,545
300	7.29%, 06/01/36	329
400	Erac USA Finance Co., 6.38%, 10/15/17 (e)	366
	Norfolk Southern Corp.,
299	5.59%, 05/17/25	275
871	5.64%, 05/17/29	793
326	7.25%, 02/15/31	355
34	7.80%, 05/15/27	40
	Union Pacific Corp.,
1,600	5.65%, 05/01/17	1,608
1,250	5.70%, 08/15/18	1,262
		7,976
	Software — 0.0% (g)
1,700	Oracle Corp., 5.25%, 01/15/16	1,728
	Thrifts & Mortgage Finance — 0.3%
784	Bank United, 8.00%, 03/15/09	762
	Countrywide Home Loans, Inc.,
1,680	3.25%, 05/21/08 (c)	1,635
3,080	4.00%, 03/22/11	2,707
230	4.13%, 09/15/09	207
1,400	Wachovia Mortgage FSB, 4.50%, 06/15/09	1,420
980	Washington Mutual Bank, 6.88%, 06/15/11	926
	Washington Mutual, Inc.,
2,921	4.20%, 01/15/10 (c)	2,758
1,000	4.63%, 04/01/14	826
1,000	5.25%, 09/15/17	864
1,500	7.25%, 11/01/17	1,374
		13,479
	Water Utilities — 0.0% (g)
1,500	American Water Capital Corp., 6.09%, 10/15/17 (e)	1,550
	Wireless Telecommunication Services — 0.2%
	New Cingular Wireless Services, Inc.,
4,047	7.88%, 03/01/11	4,470
1,215	8.75%, 03/01/31	1,518
2,500	Sprint Nextel Corp., 6.00%, 12/01/16	1,825
1,650	Vodafone Group plc (United Kingdom), 5.00%, 09/15/15	1,607
		9,420
	Total Corporate Bonds (Cost $607,550)	617,929
	Foreign Government Securities — 0.5%
	Province of Quebec (Canada),
6,441	5.75%, 02/15/09 (c)	6,628
560	SUB, 7.37%, 03/06/26	704
	United Mexican States (Mexico),
2,313	4.63%, 10/08/08 (c)	2,328
2,035	5.88%, 01/15/14	2,176
2,105	6.38%, 01/16/13	2,288
4,881	7.50%, 04/08/33	5,833
2,925	8.30%, 08/15/31	3,777
	Total Foreign Government Securities (Cost $21,452)	23,734
	Mortgage Pass-Through Securities — 13.6%
	Federal Home Loan Mortgage Corp.,
2,000	ARM, 5.05%, 08/01/35	2,043
	Federal Home Loan Mortgage Corp. Gold Pools,
	15 Year, Single Family,
11,671	4.00%, 04/01/14 – 05/01/19	11,594
924	4.50%, 08/01/18	928
40,928	5.00%, 10/01/17 – 12/01/17	41,602
23,215	5.50%, 06/01/17 – 06/01/20	23,824
24,331	6.00%, 04/01/18 – 03/01/22	25,158
2,450	6.50%, 08/01/16 – 03/01/22	2,564
128	7.00%, 04/01/17	133
489	7.50%, 09/01/10 – 11/01/15	504
156	8.50%, 11/01/15	178
	20 Year, Single Family,
813	6.00%, 12/01/22	839
4,466	6.50%, 11/01/22 – 06/01/37	4,652
	30 Year, Single Family,
40,340	5.00%, 01/01/34 – 03/01/35	39,893
9,450	5.50%, 10/01/33 – 07/01/35	9,543
3,650	6.00%, 10/01/29 – 01/01/34	3,753
9,276	6.50%, 08/01/29 – 11/01/36	9,683
528	7.00%, 07/01/32 – 08/01/32	560
	Other, Single Family,
80	7.00%, 07/01/29	83
	Federal Home Loan Mortgage Corp.,
3,838	ARM, 4.14%, 04/01/34	3,841
2,345	ARM, 4.29%, 12/01/33	2,382
616	ARM, 5.17%, 09/01/32	641
3,685	ARM, 5.42%, 07/01/37	3,731
1,768	ARM, 5.58%, 01/01/37	1,798
2,976	ARM, 5.68%, 11/01/36	3,031
6,765	ARM, 5.89%, 10/01/36	6,969

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
916		ARM, 5.90%, 02/01/37	941
202		ARM, 6.64%, 07/01/19	206
134		ARM, 6.88%, 04/01/30	136
		30 Year, Single Family,
—	(h)	7.50%, 07/01/16	—	(h)
48		12.00%, 08/01/15 – 07/01/19	53
		Federal National Mortgage Association,
3,358		ARM, 3.68%, 08/01/33	3,368
1,200		ARM, 4.07%, 04/01/34	1,209
1,960		ARM, 4.11%, 09/01/33	1,959
1,204		ARM, 4.15%, 01/01/34	1,202
3,289		ARM, 4.22%, 09/01/33	3,339
486		ARM, 4.45%, 07/01/34	500
1,654		ARM, 4.48%, 11/01/34	1,728
742		ARM, 4.54%, 01/01/36	752
689		ARM, 4.66%, 05/01/35	693
7,280		ARM, 4.67%, 04/01/35	7,417
2,452		ARM, 4.75%, 11/01/34	2,487
2,606		ARM, 4.80%, 09/01/35	2,619
12,340		ARM, 4.83%, 01/01/35	12,802
2,694		ARM, 4.88%, 01/01/34	2,698
1,586		ARM, 4.90%, 08/01/35	1,595
1,209		ARM, 4.91%, 02/01/35	1,251
2,099		ARM, 4.93%, 08/01/34	2,097
2,510		ARM, 4.98%, 01/01/35	2,565
3,538		ARM, 4.98%, 03/01/35	3,614
3,548		ARM, 4.99%, 05/01/35	3,634
1,203		ARM, 5.00%, 08/01/34	1,203
1,764		ARM, 5.02%, 08/01/34	1,814
2,252		ARM, 5.09%, 10/01/34	2,287
3,748		ARM, 5.12%, 11/01/33	3,829
4,257		ARM, 5.15%, 10/01/34	4,417
1,659		ARM, 5.20%, 02/01/36	1,714
2,803		ARM, 5.30%, 09/01/36	2,881
335		ARM, 5.43%, 03/01/29	332
4,426		ARM, 5.46%, 06/01/36	4,523
339		ARM, 5.48%, 09/01/27	340
25		ARM, 5.53%, 01/01/19	25
74		ARM, 6.55%, 03/01/19	75
		15 Year, Single Family,
939		3.50%, 04/01/19	897
14,685		4.00%, 07/01/18 – 12/01/20	14,376
69,400		4.50%, 06/01/18 – 12/01/19	69,785
48,301		5.00%, 12/01/16 – 09/01/19	49,036
60,892		5.50%, 07/01/19 – 06/01/20	62,462
11,107		6.00%, 06/01/16 – 07/01/21	11,504
1,208		6.50%, 03/01/17 – 08/01/20	1,266
1,504		7.00%, 03/01/17 – 09/01/17	1,579
121		7.50%, 03/01/17	126
358		8.00%, 11/01/12 – 11/01/15	372
		20 Year, Single Family,
1,929		6.00%, 02/01/14 – 04/01/24	1,992
3,949		6.50%, 05/01/22 – 12/01/22	4,135
		30 Year, Single Family,
5,107		4.50%, 11/01/33 – 02/01/35	4,895
31,819		5.00%, 06/01/33 – 09/01/35	31,460
19,824		5.50%, 02/01/33 – 03/01/34	20,017
5,508		6.00%, 12/01/28 – 09/01/33	5,658
5,538		6.50%, 03/01/29 – 01/01/36	5,800
1,462		7.00%, 04/01/17 – 03/01/36	1,553
—	(h)	7.50%, 07/01/30	—	(h)
2,381		8.00%, 03/01/27 – 11/01/28	2,597
195		9.00%, 05/01/18 – 04/01/26	215
69		9.50%, 07/01/28	78
49		12.50%, 01/01/16	56
		Other, Single Family,
3,276		4.00%, 03/01/14	3,310
2,410		4.50%, 11/01/14	2,462
1,476		5.00%, 12/01/32	1,454
2,172		5.50%, 06/01/12 – 09/01/17	2,214
1,136		6.50%, 04/01/36	1,179
1,244		7.00%, 12/01/36	1,300
414		10.89%, 04/15/19	496
		Government National Mortgage Association,
		15 Year, Single Family,
532		6.50%, 06/15/17 – 12/15/17	556
896		8.00%, 01/15/16	953
		30 Year, Single Family,
4,238		5.50%, 06/15/33 – 09/15/34	4,342
1,609		6.50%, 03/15/28 – 04/15/33	1,688
2,497		7.00%, 02/15/33 – 04/15/37	2,660
398		7.50%, 11/15/22 – 11/15/31	428
388		8.00%, 09/15/22 – 09/20/28	425
97		8.50%, 05/20/25	107
9		9.00%, 12/15/16	10
		Total Mortgage Pass-Through Securities (Cost $587,111)	595,675

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Municipal Bond — 0.1%
2,350	State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $2,350)	2,298
	Supranational — 0.0% (g)
560	Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $559)	564
	U.S. Government Agency Securities — 0.8%
16,974	Federal Home Loan Bank System, 4.72%, 09/20/12	17,181
1,260	Federal Home Loan Mortgage Corp., 5.75%, 01/15/12 (c)	1,383
13	Federal Housing Authority, 7.43%, 08/01/20 (i)	13
	Federal National Mortgage Association,
2,240	5.50%, 03/15/11	2,406
1,778	6.13%, 03/15/12 (c)	1,979
4,822	6.25%, 02/01/11	5,226
5,881	7.25%, 01/15/10 (c)	6,406
	Total U.S. Government Agency Securities (Cost $33,374)	34,594
	U.S. Treasury Obligations — 17.3%
	U.S. Treasury Bonds,
4,685	6.13%, 11/15/27 (c)	5,762
1,000	6.25%, 08/15/23 (c)	1,229
1,120	7.13%, 02/15/23 (c)	1,483
24,490	7.25%, 08/15/22 (m)	32,673
1,142	7.50%, 11/15/16 (c)	1,484
1,680	7.63%, 02/15/25 (c)	2,360
8,717	7.88%, 02/15/21 (m)	12,072
4,870	8.75%, 05/15/17 (c)	6,841
4,789	8.75%, 08/15/20 (c)	7,030
336	8.88%, 02/15/19	488
4,094	9.88%, 11/15/15 (m)	5,927
3,650	11.25%, 02/15/15 (m)	5,503
13,721	11.75%, 11/15/14 (m)	16,005
44,945	12.00%, 08/15/13 (m)	46,978
3,095	12.50%, 08/15/14 (m)	3,568
	U.S. Treasury Bonds Coupon STRIPS,
22,233	02/15/11 (c)	20,971
13,820	08/15/11 (c)	12,859
36,586	02/15/13 (c)	32,179
22,553	02/15/14 (m)	18,935
13,929	05/15/14 (m)	11,545
21,764	08/15/14 (m)	17,858
23,774	11/15/14 (c)	19,269
25,409	02/15/15 (m)	20,198
5,395	05/15/15 (c)	4,235
20,193	08/15/15 (c)	15,662
32,813	11/15/15 (c)	25,025
68,923	02/15/16 (c)	52,023
17,972	05/15/16 (c)	13,381
16,325	05/15/17 (c)	11,474
11,100	11/15/17 (c)	7,624
14,250	02/15/18 (c)	9,628
46,499	05/15/18 (c)	31,014
	U.S. Treasury Bonds Principal STRIPS,
5,317	11/15/09 (c)	5,173
8,096	11/15/15 (c)	6,179
	U.S. Treasury Inflation Indexed Bond,
13,129	3.63%, 04/15/28 (m)	17,300
	U.S. Treasury Inflation Indexed Notes,
21,670	4.25%, 01/15/10 (c)	23,681
3,586	3.88%, 01/15/09 (c)	3,735
	U.S. Treasury Notes,
560	3.13%, 09/15/08 (c)	564
1,000	3.38%, 10/15/09	1,029
12,925	3.50%, 08/15/09	13,283
4,000	3.50%, 02/15/10 (c)	4,142
12,290	4.00%, 06/15/09 (c)	12,674
3,645	4.00%, 02/15/14 (c)	3,893
3,300	4.63%, 10/31/11 (c)	3,592
6,805	4.75%, 05/15/14 (c)	7,549
500	4.88%, 05/15/09 (c)	520
7,500	5.00%, 07/31/08 (c)	7,597
4,000	6.00%, 08/15/09	4,255
45,216	6.50%, 02/15/10 (m)	49,398
	U.S. Treasury Notes Principal STRIPS,
1,500	05/15/08 (c)	1,494
16,850	11/15/12	14,993
	U.S. Treasury Bonds Coupon STRIPS,
2,085	05/15/08 (c)	2,078
1,500	11/15/08 (c)	1,482
2,165	05/15/09 (c)	2,125
4,000	11/15/09 (c)	3,891
7,070	02/15/10 (c)	6,851
8,792	05/15/12 (c)	8,027
21,507	11/15/12 (c)	19,128
27,671	08/15/13 (c)	23,870
6,750	11/15/13 (c)	5,757
2,632	08/15/16	1,939

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
7,161	11/15/16 (c)	5,188
13,834	02/15/17 (c)	9,877
19,672	02/15/19 (c)	12,560
2,275	05/15/20 (c)	1,351
1,008	02/15/22 (c)	540
7,869	02/15/23 (c)	4,004
	Total U.S. Treasury Obligations (Cost $711,065)	763,002

SHARES
	Common Stock — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
1	Dynegy, Inc., Class A (a) (Cost $—)	6
	Total Long-Term Investments (Cost $4,100,642)	4,222,108
Short-Term Investment — 4.9%
	Investment Company — 4.9%
217,033	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $217,033)	217,033

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 6.6%
	Asset-Backed Securities — 0.1%
4,348	GSAA, Series 2006-3, Class A1, FRN, 3.22%, 03/25/08	4,348
	Certificates of Deposit — 0.6%
12,000	Banco Espirito Santo E Comm London (United Kingdom), 4.54%, 04/09/08	12,000
15,000	Bank of New York, FRN, 3.15%, 05/02/08	14,998
		26,998
	Commercial Paper — 0.2%
10,000	Silver Tower U.S. Funding LLC, 4.45%, 04/15/08	9,947
	Corporate Notes — 3.9%
4,000	Allstate Life Global Funding Trusts, FRN, 3.15%, 03/27/08	4,000
10,000	American Express Credit Corp., FRN, 3.53%, 03/17/08	9,991
11,000	Banque Federative du Credit Mutuel (France), FRN, 3.15%, 03/13/08	11,000
11,500	BBVA Senior Finance S.A. (Spain), FRN, 5.18%, 03/12/08	11,500
2,500	Beta Finance, Inc., FRN, 3.13%, 03/03/08 (s)	2,452
13,500	Caixa d’Estalvis de Catalunya (Spain), FRN, 5.18%, 03/07/08	13,500
13,000	CDC Financial Products, Inc., FRN, 3.28%, 03/03/08	13,000
1,000	Citigroup Global Markets, Inc., FRN, 3.28%, 03/03/08	1,000
2,000	Fifth Third Bancorp, FRN, 3.15%, 03/24/08	2,000
10,000	General Electric Capital Corp., FRN, 3.15%, 03/03/08	9,875
9,200	Macquarie Bank Ltd. (Australia), FRN, 3.13%, 03/21/08	9,200
11,000	Metropolitan Life Global Funding I, FRN, 3.11%, 03/25/08	11,000
10,000	Monumental Global Funding III, FRN, 3.14%, 05/27/08	9,955
15,000	National Australia Bank Ltd., (Australia), FRN, 4.45%, 03/06/08	15,000
	Pricoa Global Funding I,
9,000	FRN, 3.16%, 03/03/08	9,000
5,000	FRN, 3.12%, 03/27/08	5,000
12,000	Santander U.S. Debt S.A. Unipersonal, (Spain), FRN, 4.04%, 04/21/08	11,994
15,000	Svenska Handelsbanken AB, (Sweden), FRN, 4.47%, 04/07/08	15,000
7,500	World Savings Bank FSB, FRN, 3.18%, 03/20/08	7,500
		171,967
	Repurchase Agreements — 1.5%
3,195	Banc of America Securities LLC, 3.17%, dated 02/29/08, due 03/03/08, repurchase price $3,197, collateralized by U.S. Government Agency Mortgages	3,195
30,000	Barclays Capital, 3.18%, dated 02/29/08, due 03/03/08, repurchase price $30,008, collateralized by U.S. Government Agency Mortgages	30,000
30,000	Lehman Brothers, Inc., 3.12%, dated 02/29/08, due 03/03/08 repurchase price $30,008, collateralized by U.S. Government Agency Mortgages	30,000
		63,195

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Time Deposits — 0.3%
	Ulster Bank Ltd., (Ireland)
4,000	FRN, 3.32%, 03/17/08	4,000
10,000	FRN, 3.40%, 03/25/08	10,000
		14,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $290,674)	290,455
	Total Investments — 107.3% (Cost $4,608,349)	4,729,596
	Liabilities in Excess of Other Assets — (7.3)%	(322,384)
	NET ASSETS — 100.0%	$4,407,212

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   43

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 96.8%
	Asset-Backed Securities — 1.5%
163	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.35%, 02/25/13	162
	Bear Stearns Asset Backed Securities Trust,
1,594	Series 2003-SD2, Class 2A, FRN, 5.84%, 06/25/43 (y)	1,489
2,087	Series 2006-SD1, Class A, FRN, 3.51%, 04/25/36 (i) (y)	1,782
1,000	Capital One Auto Finance Trust, Series 2007-C, Class A2B, FRN, 3.54%, 05/17/10	987
1,500	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.98%, 09/15/10	1,513
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.15%, 06/15/39	1,378
1,053	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	1,065
	Countrywide Asset-Backed Certificates,
2,240	Series 2004-6, Class M1, FRN, 3.74%, 10/25/34 (i)	2,064
230	Series 2004-13, Class MV8, FRN, 4.84%, 01/25/35 (i)	182
1,000	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.24%, 01/25/36	979
155	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	145
	Long Beach Mortgage Loan Trust,
68	Series 2004-2, Class B, FRN, 6.64%, 06/25/34 (e) (i)	4
88	Series 2004-5, Class M6, FRN, 5.64%, 09/25/34 (i)	37
1,000	MBNA Credit Card Master Note Trust, Series 2003-C1, Class C1, FRN, 4.82%, 06/15/12	964
2,414	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, FRN, 4.64%, 03/25/33 (i)	2,192
792	Wachovia Auto Owner Trust, Series 2006-A, Class A3, 5.35%, 02/22/11	801
	Total Asset-Backed Securities (Cost $16,200)	15,744
	Collateralized Mortgage Obligations — 33.2%
	Agency CMO — 20.8%
1,507	Federal Home Loan Bank System, Series 2000-0606, Class Y, 5.27%, 12/28/12	1,561
	Federal Home Loan Mortgage Corp., REMICS,
73	Series 11, Class D, 9.50%, 07/15/19	78
33	Series 38, Class D, 9.50%, 05/15/20	36
16	Series 81, Class A, 8.13%, 11/15/20	18
45	Series 84, Class F, 9.20%, 10/15/20	50
25	Series 109, Class I, 9.10%, 01/15/21	27
8	Series 198, Class Z, 8.50%, 09/15/22	9
294	Series 201, Class Z, 8.00%, 02/15/23	294
95	Series 1254, Class N, 8.00%, 04/15/22	95
300	Series 1316, Class Z, 8.00%, 06/15/22	320
90	Series 1343, Class LB, 7.50%, 08/15/22	90
183	Series 1456, Class Z, 7.50%, 01/15/23	186
242	Series 1538, Class J, 6.50%, 06/15/08	242
1,000	Series 1543, Class VN, 7.00%, 07/15/23	1,077
59	Series 1556, Class H, 6.50%, 08/15/13	62
33	Series 1561, Class J, 6.50%, 08/15/08	33
420	Series 1577, Class PV, 6.50%, 09/15/23	446
188	Series 1595, Class D, 7.00%, 10/15/13	197
126	Series 1611, Class JC, IF 10.00%, 08/15/23	133
2,647	Series 1628, Class LZ, 6.50%, 12/15/23	2,824
176	Series 1630, Class PJ, 6.00%, 05/15/23	177
1,000	Series 1630, Class PK, 6.00%, 11/15/23	1,045
111	Series 1667, Class B, 6.00%, 01/15/09	111
16	Series 1671, Class QC, IF, 10.00%, 02/15/24	18
134	Series 1796, Class B, 6.50%, 12/15/08	134
254	Series 2022, Class PE, 6.50%, 01/15/28	269
1,732	Series 2036, Class PG, 6.50%, 01/15/28	1,840
1,309	Series 2055, Class OE, 6.50%, 05/15/13	1,365
238	Series 2089, Class PJ, IO, 7.00%, 10/15/28	48
6,542	Series 2091, Class PG, 6.00%, 11/15/28	6,811
428	Series 2123, Class PE, 6.00%, 12/15/27	430
97	Series 2132, Class PD, 6.00%, 11/15/27	98
16	Series 2161, Class PG, 6.00%, 04/15/28	16
639	Series 2201, Class C, 8.00%, 11/15/29	685
224	Series 2261, Class ZY, 7.50%, 10/15/30	231
2,282	Series 2293, Class ZA, 6.00%, 03/15/31	2,344
386	Series 2297, Class NB, 6.00%, 03/15/16	405
377	Series 2310, Class Z, 6.00%, 04/15/31	387
135	Series 2313, Class LA, 6.50%, 05/15/31	144
3,272	Series 2330, Class PE, 6.50%, 06/15/31	3,455
1,213	Series 2344, Class QG, 6.00%, 08/15/16	1,278
1,293	Series 2345, Class PQ, 6.50%, 08/15/16	1,372
1,070	Series 2368, Class TG, 6.00%, 10/15/16	1,128
2,142	Series 2394, Class MC, 6.00%, 12/15/16	2,258
804	Series 2399, Class PG, 6.00%, 01/15/17	849
300	Series 2410, Class QB, 6.25%, 02/15/32	318
1,000	Series 2430, Class WF, 6.50%, 03/15/32	1,072
1,970	Series 2466, Class DH, 6.50%, 06/15/32	2,101
2,000	Series 2543, Class YX, 6.00%, 12/15/32	2,053
933	Series 2557, Class WJ, 5.00%, 07/15/14	940
584	Series 2564, Class BM, 4.50%, 02/15/33	560

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
364	Series 2602, Class BX, 3.50%, 12/15/22	354
1,515	Series 2613, Class H, 4.50%, 05/15/18	1,503
2,000	Series 2617, Class GR, 4.50%, 05/15/18	2,006
1,277	Series 2630, Class KX, 4.05%, 06/15/18	1,258
6,166	Series 2636, Class Z, 4.50%, 06/15/18	6,132
8,577	Series 2641, Class SK, IF, IO, 4.03%, 01/15/18	784
1,024	Series 2656, Class AC, 6.00%, 08/15/33	1,068
1,048	Series 2668, Class SB, IF, 4.43%, 10/15/15	1,052
3,136	Series 2686, Class GB, 5.00%, 05/15/20	3,197
5,000	Series 2708, Class N, 4.00%, 11/15/18	4,881
2,000	Series 2716, Class UN, 4.50%, 12/15/23	1,933
508	Series 2755, Class SA, IF, 7.96%, 05/15/30	531
1,748	Series 2756, Class NA, 5.00%, 02/15/24	1,798
942	Series 2761, Class SM, IF, 7.96%, 01/15/33	889
3,000	Series 2762, Class LD, 5.00%, 10/15/27	3,074
2,000	Series 2764, Class OE, 4.50%, 03/15/19	2,000
2,000	Series 2764, Class UC, 5.00%, 05/15/27	2,050
1,142	Series 2776, Class SK, IF, 4.39%, 04/15/34	879
302	Series 2811, Class PO, PO, 06/15/34	207
451	Series 2827, Class SQ, FRN, 7.50%, 01/15/19	460
5,026	Series 2888, Class IN, IO, 5.00%, 10/15/18	588
655	Series 2958, Class KB, 5.50%, 04/15/35	662
691	Series 3031, Class BN, IF, 9.47%, 08/15/35	643
982	Series 3059, Class B, 5.00%, 02/15/35	978
1,000	Series 3064, Class OG, 5.50%, 06/15/34	1,028
1,670	Series 3117, Class EO, PO, 02/15/36	1,374
3,088	Series 3134, Class PO, PO, 03/15/36	2,485
893	Series 3138, Class PO, PO, 04/15/36	706
1,778	Series 3152, Class MO, PO, PO, 03/15/36	1,431
973	Series 3331, Class PO, 06/15/37	745
415	Federal Home Loan Mortgage Corp. Structured Pass Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	429
	Federal Home Loan Mortgage Corp.-Government National Mortgage Association,
363	Series 23, Class KZ, 6.50%, 11/25/23	389
2,446	Series 24, Class J, 6.25%, 11/25/23	2,570
393	Series 31, Class Z, 8.00%, 04/25/24	436
	Federal National Mortgage Association, REMICS,
27	Series 1988-13, Class C, 9.30%, 05/25/18	29
259	Series 1989-72, Class E, 9.35%, 10/25/19	293
9	Series 1989-98, Class H, 11.50%, 12/25/19	10
16	Series 1990-1, Class D, 8.80%, 01/25/20	18
23	Series 1990-110, Class H, 8.75%, 09/25/20	26
15	Series 1990-117, Class E, 8.95%, 10/25/20	16
150	Series 1991-141, Class PZ, 8.00%, 10/25/21	165
72	Series 1992-31, Class M, 7.75%, 03/25/22	79
82	Series 1992-79, Class Z, 9.00%, 06/25/22	89
69	Series 1992-101, Class J, 7.50%, 06/25/22	72
833	Series 1992-188, Class PZ, 7.50%, 10/25/22	902
65	Series 1993-23, Class PZ, 7.50%, 03/25/23	70
10	Series 1993-55, Class K, 6.50%, 05/25/08	10
334	Series 1993-56, Class PZ, 7.00%, 05/25/23	362
332	Series 1993-60, Class Z, 7.00%, 05/25/23	359
615	Series 1993-79, Class PL, 7.00%, 06/25/23	666
4	Series 1993-86, Class H, 6.50%, 06/25/08	4
978	Series 1993-141, Class Z, 7.00%, 08/25/23	1,051
510	Series 1993-149, Class M, 7.00%, 08/25/23	552
347	Series 1993-160, Class AJ, 6.50%, 04/25/23	351
1,828	Series 1993-160, Class ZA, 6.50%, 09/25/23	1,973
171	Series 1993-165, Class SA, IF, 11.68%, 09/25/23	190
111	Series 1993-175, Class PG, 6.50%, 09/25/08	111
18	Series 1993-205, Class H, PO, 09/25/23	15
120	Series 1993-255, Class E, 7.10%, 12/25/23	131
409	Series 1993-257, Class C, PO, 06/25/23	372
787	Series 1994-1, Class L, 6.50%, 01/25/14	824
4,392	Series 1994-23, Class PX, 6.00%, 08/25/23	4,591
536	Series 1994-28, Class K, 6.50%, 08/25/23	538
15	Series 1994-32, Class Z, 6.50%, 03/25/09	16
246	Series 1994-65, Class PK, PO, 04/25/24	207
366	Series 1995-4, Class Z, 7.50%, 10/25/22	417
28	Series 1995-19, Class K, 6.50%, 09/25/08	28
649	Series 1995-19, Class Z, 6.50%, 11/25/23	717
225	Series 1996-59, Class K, 6.50%, 07/25/23	234
261	Series 1997-11, Class E, 7.00%, 03/18/27	283
103	Series 1997-27, Class J, 7.50%, 04/18/27	109
2,442	Series 1997-37, Class SM, IF, IO, 4.84%, 12/25/22	289
500	Series 1997-42, Class EG, 8.00%, 07/18/27	581
1,745	Series 1997-63, Class ZA, 6.50%, 09/18/27	1,873
2,261	Series 1999-47, Class JZ, 8.00%, 09/18/29	2,504
715	Series 2000-8, Class Z, 7.50%, 02/20/30	783
1,362	Series 2001-4, Class PC, 7.00%, 03/25/21	1,473
853	Series 2001-5, Class OW, 6.00%, 03/25/16	889
1,616	Series 2001-36, Class ST, IF, IO, 5.37%, 11/25/30	204
1,000	Series 2002-11, Class QG, 5.50%, 03/25/17	1,045
5,000	Series 2002-18, Class PC, 5.50%, 04/25/17	5,206
1,000	Series 2002-55, Class QE, 5.50%, 09/25/17	1,040
582	Series 2002-61, Class PE, 5.50%, 05/25/16	587
1,531	Series 2002-63, Class KC, 5.00%, 10/25/17	1,581

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   45

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
2,000	Series 2002-74, Class PD, 5.00%, 11/25/15	2,028
2,500	Series 2003-8, Class QD, 5.00%, 09/25/16	2,559
2,000	Series 2003-47, Class PE, 5.75%, 06/25/33	2,008
491	Series 2003-60, Class DA, 4.25%, 06/25/21	492
727	Series 2003-64, Class KS, IF, 5.45%, 07/25/18	719
2,364	Series 2003-73, Class GA, 3.50%, 05/25/31	2,321
2,000	Series 2003-83, Class PG, 5.00%, 06/25/23	2,047
112	Series 2003-91, Class SD, IF, 7.27%, 09/25/33	115
2,000	Series 2003-106, Class WE, 4.50%, 11/25/22	1,973
1,000	Series 2003-128, Class KE, 4.50%, 01/25/14	1,017
9,247	Series 2003-128, Class NG, 4.00%, 01/25/19	8,918
1,000	Series 2004-8, Class GD, 4.50%, 10/25/32	983
1,000	Series 2004-21, Class AE, 4.00%, 04/25/19	958
224	Series 2004-22, Class A, 4.00%, 04/25/19	220
192	Series 2004-29, Class WS, IF, 5.02%, 02/25/19	188
1,000	Series 2004-53, Class NC, 5.50%, 07/25/24	1,047
1,000	Series 2004-101, Class PD, 5.00%, 06/25/30	1,023
2,080	Series 2005-48, Class OM, 5.00%, 03/25/30	2,142
2,275	Series 2005-59, Class PC, 5.50%, 03/25/31	2,340
6,800	Series 2005-68, Class BC, 5.25%, 06/25/35	6,656
4,041	Series 2005-68, Class JK, 5.25%, 05/25/35	4,152
2,500	Series 2005-84, Class XM, 5.75%, 10/25/35	2,600
5,000	Series 2005-110, Class GJ, 5.50%, 11/25/30	5,180
1,000	Series 2005-116, Class PB, 6.00%, 04/25/34	1,044
963	Series 2006-22, Class AO, PO, 04/25/36	768
4,231	Series 2006-46, Class LI, IO, 6.00%, 02/25/34	409
2,045	Series 2006-59, Class QO, PO, 01/25/33	1,711
2,500	Series 2006-77, Class PC, 6.50%, 08/25/36	2,707
1,996	Series 2006-110, Class PO, PO, 11/25/36	1,560
1,600	Series 2007-79, Class PC, 5.00%, 01/25/32	1,604
59	Series G-29, Class O, 8.50%, 09/25/21	64
340	Series G92-15, Class Z, 7.00%, 01/25/22	351
40	Series G92-30, Class Z, 7.00%, 06/25/22	43
81	Series G92-62, Class B, PO, 10/25/22	66
1,350	Federal National Mortgage Association Interest Strips, Series 266, Class 2, IO, 7.50%, 08/01/24	331
597	Federal National Mortgage Association Whole Loan, Series 2004-W2, Class 2A2, 7.00%, 02/25/44	654
	Government National Mortgage Association,
301	Series 1997-7, Class ZA, 9.00%, 05/16/27	339
353	Series 1997-8, Class PN, 7.50%, 05/16/27	377
85	Series 1999-43, Class TA, IF, 9.35%, 11/16/29	91
847	Series 1999-44, Class ZG, 8.00%, 12/20/29	918
1,620	Series 2000-1, Class PK, 8.00%, 01/16/30	1,754
499	Series 2000-9, Class Z, 8.00%, 06/20/30	546
415	Series 2000-26, Class Z, 7.75%, 09/20/30	414
2,762	Series 2002-4, Class TD, 7.00%, 01/20/32	3,043
2,208	Series 2002-45, Class QE, 6.50%, 06/20/32	2,360
122	Series 2002-47, Class HM, 6.00%, 07/16/32	127
3,610	Series 2003-4, Class TI, IO, 5.50%, 05/16/31	376
14,808	Series 2004-59, Class SG, IF, IO, 3.39%, 07/20/34	1,358
15,675	Series 2004-68, Class SA, IF, IO, 3.69%, 05/20/31	1,156
102	Series 2004-73, Class AE, IF, 8.43%, 08/17/34	110
10,586	Series 2004-105, Class SN, IF, IO, 2.99%, 12/20/34	796
	Vendee Mortgage Trust,
1,699	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,854
4,538	Series 1998-1, Class 2E, 7.00%, 09/15/27	4,902
358	Series 1999-1, Class 2Z, 6.50%, 01/15/29	392
		210,086
	Non-Agency CMO — 12.4%
426	ABN AMRO Mortgage Corp., Series 2003-7, Class A3, 4.50%, 07/25/18	420
3,000	Adjustable Rate Mortgage Trust, Series 2005-2, Class 6M1, FRN, 3.53%, 06/25/35	2,753
4,943	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	4,933
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.50%, 08/25/35	1,374
891	Series 2005-7, Class 30, PO, 11/25/35	549
3,153	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	3,161
	Banc of America Mortgage Securities,
1,216	Series 2003-7, Class A2, 4.75%, 09/25/18	1,240
1,094	Series 2004-2, Class 2A4, 5.50%, 03/25/34	1,073
6,082	Series 2004-3, Class 2A1, 5.50%, 04/25/34	6,339
1,000	Series 2004-7, Class 2A2, 5.75%, 08/25/34	1,052
580	Series 2004-8, Class X, PO, 10/25/34	424
131	Series 2004-11, Class 15, PO, 01/25/20	103
467	Series 2005-1, Class 15, PO, 02/25/20	347
504	Series 2005-1, Class 1A17, 5.50%, 02/25/35	473
585	Series 2005-10, Class 15, PO, 11/25/20	446
768	Series 2005-11, Class 15, PO, 12/25/20	600
1,175	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33 (y)	1,010

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Non-Agency CMO — Continued
18	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.69%, 03/25/31 (y)	19
	BHN II Mortgage Trust,
439	Series 1997-1, Class A2, 7.92%, 07/25/09 (d) (i)	4
607	Series 1997-2, Class A2, 7.54%, 05/31/17 (d) (i)	6
2,198	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 10/25/33	2,216
2,152	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 3A1, 4.75%, 01/25/34	2,185
254	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class PO3, PO, 12/25/18	197
	Countrywide Alternative Loan Trust,
1,026	Series 2003-J3, Class 2A1, 6.25%, 12/25/33	1,054
4,110	Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	4,176
2,443	Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	2,468
1,322	Series 2005-5R, Class A1, 5.25%, 12/25/18	1,347
800	Series 2005-23CB, Class A2, 5.50%, 07/25/35	691
5,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	4,747
2,000	Series 2005-86CB, Class A11, 5.50%, 02/25/36	1,802
68	Series 2005-J1, Class 4A1, 6.00%, 08/25/17	68
601	Series 2005-J6, Class 2A1, 5.50%, 07/25/25	605
100	Series 2005-J7, Class 1A9, 5.50%, 07/25/35	90
	Countrywide Home Loan Mortgage Pass-Through Trust,
1,643	Series 2002-32, Class 1A18, 6.00%, 01/25/33	1,658
302	Series 2002-35, Class 2A10, 6.00%, 02/25/33	308
300	Series 2002-39, Class A17, 5.00%, 02/25/33	303
310	Series 2003-J7, Class 2A13, 5.00%, 08/25/33	284
1,455	Series 2004-3, Class A25, 5.75%, 04/25/34	1,517
147	Series 2005-13, Class A1, 5.50%, 06/25/35	150
3,421	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	3,399
	CS First Boston Mortgage Securities Corp.,
1,000	Series 2005-1, Class 1A16, 5.50%, 02/25/35	935
881	Series 2005-10, Class 6A13, 5.50%, 11/25/35	750
500	Series 2005-10, Class 10A4, 6.00%, 11/25/35	486
264	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A, PO, 06/25/35	186
1,061	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, FRN, 5.30%, 09/25/34	1,065
1,253	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	1,265
	GSR Mortgage Loan Trust,
1,200	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	1,252
1,000	Series 2007-2F, Class 2A7 5.75%, 02/25/37	982
1,496	Impac CMB Trust, Series 2004-10, Class 3A2, FRN, 3.54%, 03/25/35	1,259
48	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.50%, 08/25/33	48
1,958	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	1,993
947	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	947
	MASTR Alternative Loans Trust,
471	Series 2003-8, Class 3A1, 5.50%, 12/25/33	473
101	Series 2004-6, Class 6A1, 6.50%, 07/25/34	104
306	Series 2004-7, Class 30, PO, 08/25/34	210
130	Series 2004-7, Class 3A1, 6.50%, 08/25/34	131
1,672	Series 2004-8, Class 6A1, 5.50%, 09/25/19	1,704
3,517	Series 2004-10, Class 1A1, 4.50%, 09/25/19	3,496
717	Series 2004-11, Class 8A3, 5.50%, 11/25/19	730
136	Series 2005-1, Class 5A1, 5.50%, 01/25/20	139
	MASTR Asset Securitization Trust,
1,192	Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,215
268	Series 2003-6, Class 8A1, 5.50%, 07/25/33	268
1,256	Series 2003-10, Class 3A1, 5.50%, 11/25/33	1,252
1,104	Series 2003-11, Class 3A1, 4.50%, 12/25/18	1,099
326	Series 2004-6, Class 15, PO, 05/25/19	247
653	Series 2004-8, Class PO, PO, 08/25/19	502
818	Series 2004-10, Class 1A1, 4.50%, 10/25/19	814
774	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	475
3,959	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, 3.41%, 08/25/35	3,377
752	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 3.45%, 02/25/35	695
	Nomura Asset Acceptance Corp.,
558	Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	577
2,146	Series 2005-AR1, Class 1A1, FRN, 5.10%, 02/25/35	1,916
	Paine Webber CMO Trust,
23	Series H, Class 4, 8.75%, 04/01/18	25
1	Series J, Class 3, 8.80%, 05/01/18	1
21	Series L, Class 4, 8.95%, 07/01/18	23
	Residential Accredit Loans, Inc.,
2,040	Series 2003-QS14, Class A1, 5.00%, 07/25/18	2,052
1,550	Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,537

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   47

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,095	Series 2005-QA7, Class A21, VAR, 4.82%, 07/25/35	1,035
4,000	Series 2005-QS5, Class A4, 5.75%, 04/25/35	3,980
	Residential Funding Mortgage Securities I,
1,291	Series 2003-S7, Class A17, 4.00%, 05/25/33	1,214
2,160	Series 2004-S4, Class 2A7, 4.50%, 04/25/19	2,195
1,036	Series 2005-SA4, Class 1A1, VAR, 4.94%, 09/25/35	1,058
3,420	Series 2006-S1, Class 1A8, 5.75%, 01/25/36	2,745
873	Residential Funding Securities Corp., Series 2003-RM2, Class AII, 5.00%, 05/25/18	891
	Structured Asset Securities Corp.,
242	Series 2003-21, Class 1A3, 5.50%, 07/25/33	231
1,553	Series 2003-31A, Class B1, VAR, 4.86%, 10/25/33	1,382
1,900	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.50%, 06/25/35	1,816
	Washington Mutual Mortgage Pass-Through Certificate,
1,567	Series 2002-S4, Class A4, 6.50%, 10/19/29	1,611
1,204	Series 2002-S8, Class 2A7, 5.25%, 01/25/18	1,214
558	Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	553
1,267	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	1,269
	Wells Fargo Mortgage Backed Securities Trust,
708	Series 2003-8, Class A9, 4.50%, 08/25/18	730
433	Series 2003-10, Class A1, 4.50%, 09/25/18	428
500	Series 2003-11, Class 1A4, 4.75%, 10/25/18	514
408	Series 2003-17, Class 2A9, PO, 01/25/34	202
987	Series 2003-18, Class A1, 5.50%, 12/25/33	973
320	Series 2004-DD, Class 2A8, FRN, 4.49%, 01/25/35	316
1,794	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	1,814
1,134	Series 2004-P, Class 2A1, FRN, 4.23%, 09/25/34	1,118
288	Series 2004-Q, Class 1A3, FRN, 4.90%, 09/25/34	268
1,803	Series 2004-Q, Class 2A2, FRN, 4.88%, 09/25/34	1,698
2,475	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	2,470
2,175	Series 2005-9, Class 2A10, 5.25%, 10/25/35	1,797
1,493	Series 2006-AR11, Class A4, VAR, 5.52%, 08/25/36	1,490
		124,833
	Total Collateralized Mortgage Obligations (Cost $325,793)	334,919
	Commercial Mortgage-Backed Securities — 2.5%
2,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	1,937
	Bear Stearns Commercial Mortgage Securities,
301	Series 2000-WF1, Class A1, VAR, 7.64%, 02/15/32 (y)	302
1,000	Series 2004-T14, Class A3, 4.80%, 01/12/41 (y)	983
2,570	Series 2006-PW11, Class A4, VAR, 5.46%, 03/11/39 (y)	2,480
1,319	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	1,324
	DLJ Commercial Mortgage Corp.,
4,243	Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	4,322
1,917	Series 2000-CF1, Class A1B, 7.62%, 06/10/33	1,993
1,325	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.66%, 01/12/43	1,362
1,750	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4, VAR, 5.29%, 01/12/44	1,687
1,750	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.43%, 02/12/39	1,685
1,841	Morgan Stanley Capital I, Series 2006-T23, Class A1, 5.68%, 08/12/41	1,842
3,250	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, FRN, 6.10%, 08/15/39	3,219
2,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	1,957
	Total Commercial Mortgage-Backed Securities (Cost $25,826)	25,093
	Corporate Bonds — 37.0%
	Aerospace & Defense — 0.7%
1,000	Esterline Technologies Corp., 6.63%, 03/01/17	1,005
1,250	Honeywell International, Inc., 5.30%, 03/01/18	1,283
1,500	L-3 Communications Corp., 6.38%, 10/15/15	1,489
1,000	McDonnell Douglas Corp., 9.75%, 04/01/12	1,217
750	Moog, Inc., 6.25%, 01/15/15	718
959	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	1,051
		6,763
	Air Freight & Logistics — 0.6%
1,000	FedEx Corp., 9.65%, 06/15/12	1,199
2,915	FedEx Corp., 1996 Pass Through Trust
	7.85%, 01/30/15	3,360
925	United Parcel Service, Inc., 5.50%, 01/15/18 (c)	980
		5,539

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Airlines — 0.5%
	American Airlines, Inc.,
500	6.82%, 05/23/11	476
934	10.18%, 01/02/13	894
	Continental Airlines, Inc.,
378	7.88%, 07/02/18	337
254	9.56%, 09/01/19	254
550	9.80%, 04/01/21	527
	Delta Air Lines, Inc.,
225	7.11%, 09/18/11	223
97	8.02%, 08/10/22 (e)	93
98	8.95%, 08/10/14 (e)	94
610	10.00%, 12/05/14 (d) (e)	503
1,521	United Air Lines, Inc., 7.34%, 07/02/19 (e)	1,338
		4,739
	Auto Components — 0.1%
	American Tire Distributors, Inc.,
500	10.75%, 04/01/13	470
500	FRN, 11.08%, 04/01/12	445
1,000	Delphi Corp., 7.13%, 05/01/29 (d)	380
		1,295
	Automobiles — 0.3%
2,000	Daimler Finance North America LLC, 7.30%, 01/15/12	2,191
500	Ford Motor Co., 9.22%, 09/15/21	390
		2,581
	Beverages — 0.3%
	Anheuser-Busch Cos., Inc.,
325	5.50%, 01/15/18	336
550	5.75%, 04/01/36	540
400	Coca-Cola Enterprises, Inc., 6.95%, 11/15/26	448
	Constellation Brands, Inc.,
1,500	7.25%, 05/15/17	1,444
300	8.38%, 12/15/14	307
		3,075
	Biotechnology — 0.1%
1,000	FMC Finance III S.A. (Luxembourg), 6.88%, 07/15/17	1,002
	Building Products — 0.1%
1,500	Associated Materials, Inc., SUB, 0.00%, 03/01/14 (c)	953
	Capital Markets — 3.2%
	Bear Stearns Cos., Inc. (The),
1,000	3.25%, 03/25/09 (y)	983
2,000	4.50%, 10/28/10 (c) (y)	1,972
940	6.40%, 10/02/17 (y)	866
370	7.25%, 02/01/18 (y)	359
	Credit Suisse USA, Inc.,
500	5.50%, 08/15/13	524
1,690	6.13%, 11/15/11	1,813
500	6.50%, 04/01/08	501
1,000	FMR Corp., 4.75%, 03/01/13 (e)	1,018
	Goldman Sachs Group, Inc. (The),
650	5.15%, 01/15/14	661
780	5.25%, 10/15/13	804
450	5.75%, 10/01/16 (c)	455
2,070	5.95%, 01/18/18 (c)	2,091
2,000	6.60%, 01/15/12	2,165
530	6.75%, 10/01/37	495
1,500	6.88%, 01/15/11 (c)	1,624
	Lehman Brothers Holdings, Inc.,
235	3.60%, 03/13/09	231
1,000	5.75%, 05/17/13	1,008
950	6.50%, 07/19/17	939
750	6.88%, 07/17/37 (c)	713
295	8.50%, 08/01/15	329
	Merrill Lynch & Co., Inc.,
2,750	3.13%, 07/15/08	2,733
1,900	4.13%, 01/15/09	1,892
1,100	4.79%, 08/04/10	1,111
900	5.70%, 05/02/17	860
	Morgan Stanley,
1,750	4.25%, 05/15/10	1,760
1,000	5.30%, 03/01/13	1,031
1,000	6.60%, 04/01/12	1,067
1,850	6.75%, 04/15/11 (c)	1,980
450	UBS AG (Switzerland), 5.88%, 12/20/17	476
		32,461
	Chemicals — 1.3%
1,000	Air Products & Chemicals Inc.,	1,010
	4.15%, 02/01/13
1,000	Dow Capital BV (Netherlands), 8.50%, 06/08/10	1,118
355	Dow Chemical Co. (The), 7.38%, 11/01/29 (c)	387
2,055	EI Du Pont de Nemours & Co., 4.13%, 03/06/13	2,081
1,000	Monsanto Co., 7.38%, 08/15/12	1,125
	Mosaic Co. (The),
875	7.38%, 12/01/14 (e)	930

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   49

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Chemicals — Continued
625	7.63%, 12/01/16 (e)	672
1,500	PolyOne Corp., 8.88%, 05/01/12	1,511
	Potash Corp. of Saskatchewan (Canada),
450	4.88%, 03/01/13	467
960	7.75%, 05/31/11	1,068
	Praxair, Inc.,
650	5.25%, 11/15/14	674
1,000	6.38%, 04/01/12	1,090
945	Westlake Chemical Corp., 6.63%, 01/15/16	836
		12,969
	Commercial Banks — 3.7%
250	Bankers Trust Corp., 7.25%, 10/15/11	284
	Barclays Bank PLC, (United Kingdom)
900	5.45%, 09/12/12	953
980	6.05%, 12/04/17 (e)	1,017
1,000	BB&T Corp., 6.50%, 08/01/11	1,071
1,750	Branch Banking & Trust Co., 4.88%, 01/15/13	1,774
650	Credit Suisse First Boston International for CJSC The EXIM of Ukraine (Ukraine), 7.65%, 09/07/11	656
120	CS International for City of Kiev Ukraine (Ukraine), 8.25%, 11/26/12 (e)	121
1,000	Fifth Third Bancorp, 5.45%, 01/15/17	938
1,000	FleetBoston Financial Corp., 7.38%, 12/01/09	1,067
400	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	405
2,000	Huntington National Bank (The), 8.00%, 04/01/10	2,116
700	Key Bank N.A., 5.70%, 08/15/12	723
1,000	M&T Bank Corp., 6.63%, 12/04/17	1,058
	Marshall & Ilsley Corp.,
1,740	4.38%, 08/01/09	1,754
370	5.35%, 04/01/11	386
500	Mellon Funding Corp., 6.38%, 02/15/10	530
	National City Bank,
1,500	4.63%, 05/01/13	1,459
145	FRN, 4.00%, 01/21/10	137
200	National City Corp., 3.13%, 04/30/09	197
1,500	National Westminster Bank plc (United Kingdom), 7.38%, 10/01/09	1,587
1,250	PNC Funding Corp., 5.25%, 11/15/15	1,222
825	Popular North America, Inc., 4.25%, 04/01/08	826
1,170	Regions Financial Corp., 7.38%, 12/10/37	1,125
1,085	Royal Bank of Canada (Canada), 3.88%, 05/04/09	1,102
2,500	SunTrust Banks, Inc., 6.00%, 02/15/26	2,323
500	UnionBanCal Corp., 5.25%, 12/16/13	496
2,000	US Bancorp, 7.50%, 06/01/26	2,255
350	VTB Capital S.A., (Russia) 6.25%, 06/30/35	329
	Wachovia Bank N.A.,
2,110	5.60%, 03/15/16	2,082
500	6.60%, 01/15/38	477
1,535	Wachovia Corp., 5.75%, 02/01/18 (c)	1,543
	Wells Fargo & Co.,
1,000	4.20%, 01/15/10 (c)	1,017
1,100	5.30%, 08/26/11	1,154
1,665	5.63%, 12/11/17 (c)	1,727
500	6.38%, 08/01/11	539
1,000	Wells Fargo Bank N.A., 6.45%, 02/01/11	1,070
		37,520
	Commercial Services & Supplies — 0.6%
	Allied Waste North America, Inc.,
800	6.88%, 06/01/17 (c)	774
1,009	7.13%, 05/15/16	996
	Corrections Corp. of America,
750	6.25%, 03/15/13 (c)	748
1,050	6.75%, 01/31/14	1,055
250	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	235
500	Mac-Gray Corp., 7.63%, 08/15/15	475
530	Phoenix Color Corp., 13.00%, 02/01/09	525
300	Pitney Bowes, Inc., 3.88%, 06/15/13	297
	Quebecor World Capital Corp. (Canada),
500	6.13%, 11/15/13 (c) (d)	220
500	8.75%, 03/15/16 (c) (d) (e)	243
750	United Rentals North America, Inc., 6.50%, 02/15/12	679
		6,247
	Communications Equipment — 0.3%
2,430	Cisco Systems, Inc., 5.50%, 02/22/16 (c)	2,510
	Computers & Peripherals — 0.5%
	Hewlett-Packard Co.,
500	5.40%, 03/01/17	514
250	5.50%, 03/01/18	257
	International Business Machines Corp.,
1,000	5.39%, 01/22/09	1,019
1,300	5.70%, 09/14/17 (c)	1,370
650	7.00%, 10/30/25	720
1,000	Seagate Technology HDD Holdings (Cayman Islands), 6.80%, 10/01/16	965
		4,845

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Consumer Finance — 1.2%
200	Capital One Bank, 4.88%, 05/15/08	200
	Capital One Financial Corp.,
500	6.25%, 11/15/13 (c)	495
450	6.75%, 09/15/17 (c)	453
1,500	Ford Motor Credit Co. LLC, 7.38%, 10/28/09	1,422
	GMAC LLC,
1,500	7.25%, 03/02/11	1,266
300	8.00%, 11/01/31 (c)	227
	HSBC Finance Corp.,
1,000	5.00%, 06/30/15 (c)	965
2,200	5.88%, 02/01/09	2,240
500	6.38%, 11/27/12 (c)	531
1,000	6.50%, 11/15/08	1,018
	International Lease Finance Corp.,
190	4.50%, 05/01/08	190
210	5.88%, 05/01/13	218
445	6.38%, 03/15/09	457
	John Deere Capital Corp.,
500	4.40%, 07/15/09	509
1,000	4.63%, 04/15/09	1,013
1,225	SLM Corp., 4.00%, 01/15/10 (c)	1,122
		12,326
	Containers & Packaging — 0.3%
750	Ball Corp., 6.88%, 12/15/12 (c)	758
	Constar International, Inc.,
500	11.00%, 12/01/12 (c)	325
2,000	FRN, 6.44%, 02/15/12	1,720
250	Portola Packaging, Inc., 8.25%, 02/01/12 (c)	156
		2,959
	Diversified Consumer Services — 0.2%
	Service Corp International,
500	6.75%, 04/01/15	501
400	7.00%, 06/15/17	397
1,583	Stewart Enterprises, Inc., 6.25%, 02/15/13	1,484
		2,382
	Diversified Financial Services — 3.5%
	Associates Corp. of North America,
500	7.95%, 02/15/10	540
2,000	8.15%, 08/01/09	2,118
	Bank of America Corp.,
1,500	6.98%, 03/07/37	1,664
1,000	7.40%, 01/15/11	1,092
2,900	7.80%, 02/15/10	3,125
500	7.80%, 09/15/16	574
280	Canadian Pacific Ltd. (Canada), 9.45%, 08/01/21	335
	Caterpillar Financial Services Corp.,
1,500	3.45%, 01/15/09	1,497
800	4.85%, 12/07/12	833
	CIT Group, Inc.,
350	5.00%, 02/13/14	300
1,000	5.00%, 02/01/15	853
1,325	6.88%, 11/01/09 (c)	1,335
785	7.63%, 11/30/12 (c)	790
	Citigroup, Inc.,
1,550	5.50%, 02/15/17	1,488
1,350	6.00%, 08/15/17 (c)	1,384
625	6.13%, 08/25/36	566
1,125	6.88%, 03/05/38	1,117
	General Electric Capital Corp.,
1,000	4.38%, 11/21/11 (c)	1,027
2,910	5.88%, 02/15/12	3,105
3,000	5.88%, 01/14/38	2,868
1,540	6.00%, 06/15/12 (c)	1,652
1,750	6.13%, 02/22/11	1,874
1,100	6.75%, 03/15/32	1,179
855	Genworth Global Funding Trusts, 5.20%, 10/08/10	883
260	National Gas Co of Trinidad & Tobago Ltd., (Trinidad) 6.05%, 01/15/36	246
400	National Rural Utilities Cooperative Finance Corp., 7.25%, 03/01/12	441
400	Stena AB (Sweden), 7.50%, 11/01/13	393
1,615	Textron Financial Corp., 4.60%, 05/03/10	1,661
		34,940
	Diversified Telecommunication Services — 1.9%
	AT&T Corp.,
2,500	6.30%, 01/15/38	2,463
900	8.00%, 11/15/31 (c)	1,073
2,000	Bell Telephone Co. of Pennsylvania, 8.35%, 12/15/30	2,353
	BellSouth Corp.,
1,285	5.20%, 09/15/14	1,311
100	6.88%, 10/15/31 (c)	103
1,800	Cincinnati Bell, Inc., 7.25%, 07/15/13	1,800
1,500	Citizens Communications Co., 6.25%, 01/15/13	1,380
1,000	Deutsche Telekom International Finance BV (Netherlands), 8.25%, 06/15/30 (c)	1,220

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   51

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
466	Nynex Corp., 9.55%, 05/01/10	505
250	Qwest Communications International, Inc., FRN, 6.57%, 02/15/09	248
1,000	Qwest Corp., 7.88%, 09/01/11	1,017
	Sprint Capital Corp.,
370	8.38%, 03/15/12	326
800	8.75%, 03/15/32 (c)	624
500	Telecom Italia Capital S.A. (Luxembourg), 5.25%, 11/15/13	495
1,250	TELUS Corp. (Canada), 8.00%, 06/01/11	1,389
267	United Telephone Co. of Florida, 8.38%, 01/15/25	224
500	Verizon New York, 6.13%, 01/15/10	519
	Windstream Corp.,
525	8.13%, 08/01/13	524
1,250	8.63%, 08/01/16	1,272
		18,846
	Electric Utilities — 2.3%
1,591	AES Corp. (The), 8.75%, 05/15/13 (e)	1,663
1,250	Carolina Power & Light Co., 5.13%, 09/15/13	1,320
1,000	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	1,031
1,000	Consolidated Edison Co. of New York, Inc., 4.70%, 06/15/09	1,021
	Edison Mission Energy,
500	7.00%, 05/15/17	491
800	7.20%, 05/15/19	784
500	7.75%, 06/15/16	515
1,170	Florida Power & Light Co., 5.95%, 02/01/38	1,189
419	FPL Energy National Wind, 6.13%, 03/25/19 (e)	420
534	FPL Energy Wind Funding LLC, 6.88%, 06/27/17 (e)	553
800	MidAmerican Funding LLC, 6.75%, 03/01/11	864
1,342	Mirant Mid Atlantic LLC, 9.13%, 06/30/17	1,484
	Nevada Power Co.,
125	6.50%, 04/15/12	132
375	8.25%, 06/01/11	411
900	NorthWestern Corp., 5.88%, 11/01/14	907
1,000	Pacific Gas & Electric Co., 5.63%, 11/30/17	1,037
	Pacificorp,
1,900	5.75%, 04/01/37	1,840
250	7.24%, 08/16/23	283
1,870	Peco Energy Co., 5.35%, 03/01/18	1,918
360	Potomac Electric Power, 6.50%, 11/15/37	359
1,400	PSEG Power LLC, 7.75%, 04/15/11	1,527
1,100	Public Service Co of Oklahoma, 6.63%, 11/15/37	1,124
750	Reliant Energy, Inc., 7.88%, 06/15/17	738
750	Sierra Pacific Power Co., 6.25%, 04/15/12	786
	Southern California Edison Co.,
450	5.55%, 01/15/37	426
285	5.95%, 02/01/38	286
358	Texas-New Mexico Power Co., 6.13%, 06/01/08	358
		23,467
	Electrical Equipment — 0.1%
500	Belden, Inc., 7.00%, 03/15/17	486
	Electronic Equipment & Instruments — 0.4%
750	Arrow Electronics, Inc., 6.88%, 07/01/13	810
1,250	Flextronics International Ltd. (Singapore), 6.25%, 11/15/14	1,159
	NXP BV/NXP Funding LLC (Netherlands),
1,125	7.88%, 10/15/14 (c)	1,024
375	FRN, 7.01%, 10/15/13 (c)	303
	Sanmina-SCI Corp.,
248	FRN, 7.74%, 06/15/10 (e)	244
500	FRN, 7.74%, 06/15/14 (e)	460
		4,000
	Energy Equipment & Services — 0.6%
	Bristow Group, Inc.,
500	6.13%, 06/15/13	480
1,100	7.50%, 09/15/17 (e)	1,103
500	Grant Prideco, Inc., 6.13%, 08/15/15	515
500	Key Energy Services, Inc., 8.38%, 12/01/14 (e)	501
1,733	Oslo Seismic Services, Inc., 8.28%, 06/01/11	1,863
500	PHI, Inc., 7.13%, 04/15/13	460
1,250	Pride International, Inc., 7.38%, 07/15/14	1,300
		6,222
	Food & Staples Retailing — 0.3%
1,000	Kroger Co. (The), 8.05%, 02/01/10	1,081
1,500	Rite Aid Corp., 7.50%, 03/01/17	1,313
	Wal-Mart Stores, Inc.,
500	5.25%, 09/01/35	444
260	6.50%, 08/15/37	278
		3,116
	Food Products — 0.8%
1,000	Eurofresh, Inc., 11.50%, 01/15/13 (e)	550
360	General Mills, Inc., 5.65%, 09/10/12	378
1,000	Grand Metropolitan Investment Corp., 7.45%, 04/15/35	1,119

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Food Products — Continued
1,000	Kellogg Co., 5.13%, 12/03/12	1,050
	Kraft Foods, Inc.,
800	6.13%, 02/01/18	810
575	6.88%, 02/01/38	572
1,700	Land O’ Lakes, Inc., 9.00%, 12/15/10	1,768
	Smithfield Foods, Inc.,
1,000	7.75%, 05/15/13	982
750	7.75%, 07/01/17 (c)	713
		7,942
	Gas Utilities — 1.0%
575	Atmos Energy Corp., 5.13%, 01/15/13	579
570	CenterPoint Energy Resources Corp., 6.63%, 11/01/37	567
750	Dynegy Holdings, Inc., 7.13%, 05/15/18	675
675	Holly Energy Partners LP, 6.25%, 03/01/15	611
1,000	KeySpan Gas East Corp., 7.88%, 02/01/10	1,082
500	Pacific Energy Partners LP, 7.13%, 06/15/14	530
835	Southern California Gas Co., 4.38%, 01/15/11	857
375	Southern Star Central Corp., 6.75%, 03/01/16	359
210	Texas Eastern Transmission LP, 7.30%, 12/01/10	232
	TransCanada Pipelines Ltd. (Canada),
1,495	4.00%, 06/15/13	1,467
1,000	6.20%, 10/15/37 (c)	968
	Williams Partners LP/Williams Partners Finance Corp.,
1,147	7.25%, 02/01/17	1,156
500	7.50%, 06/15/11	527
		9,610
	Health Care Equipment & Supplies — 0.3%
1,550	Baxter International Inc., 4.63%, 03/15/15	1,533
500	Medical Services Co., FRN, 11.76%, 10/15/11	450
750	Medtronic, Inc., 4.75%, 09/15/15	755
		2,738
	Health Care Providers & Services — 0.4%
750	Community Health Systems, Inc., 8.88%, 07/15/15 (c)	736
350	Fresenius Medical Care Capital Trust IV, 7.88%, 06/15/11	362
	HCA, Inc.,
160	9.13%, 11/15/14	163
440	9.25%, 11/15/16	451
1,850	Omnicare, Inc., 6.75%, 12/15/13	1,647
500	Ventas Realty LP/Ventas Capital Corp., 9.00%, 05/01/12	535
		3,894
	Hotels, Restaurants & Leisure — 0.8%
1,810	Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 (e)	1,611
3,775	McDonald’s Corp., 4.30%, 03/01/13 (c)	3,841
1,800	MGM Mirage, Inc., 6.88%, 04/01/16	1,620
900	Seminole Hard Rock Entertainment Inc./Seminole Hard Rock International LLC, FRN, 7.49%, 03/15/14 (e)	702
350	Wynn Las Vegas Capital Corp., 6.63%, 12/01/14 (e)	336
		8,110
	Household Durables — 0.2%
375	Jarden Corp., 7.50%, 05/01/17 (c)	329
	KB Home,
1,000	5.75%, 02/01/14	880
415	5.88%, 01/15/15	367
750	Meritage Homes Corp., 7.00%, 05/01/14 (c)	562
		2,138
	Household Products — 0.0% (g)
500	Spectrum Brands, Inc., PIK, 11.50%, 10/02/13 (c)	401
	Industrial Conglomerates — 0.2%
270	Ingersoll-Rand Co. Ltd. (Bermuda), 7.20%, 06/01/25	315
500	JB Poindexter & Co., Inc., 8.75%, 03/15/14	353
1,650	Siemens Financieringsmaatschappij N.V. (Netherlands), 5.75%, 10/17/16 (e)	1,716
		2,384
	Insurance — 2.3%
	American International Group, Inc.,
1,000	4.25%, 05/15/13 (c)	960
1,500	5.45%, 05/18/17	1,478
435	5.60%, 10/18/16 (c)	433
1,000	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	997
1,350	Berkshire Hathaway Finance Corp., 4.20%, 12/15/10	1,393
1,800	Crum & Forster Holdings Corp., 7.75%, 05/01/17	1,750
2,000	John Hancock Global Funding II, 3.50%, 01/30/09 (e)	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   53

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Insurance — Continued
1,000	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	1,019
2,550	MetLife Life and Annuity Co. of Connecticut, 5.13%, 08/15/14 (e)	2,536
875	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	924
1,350	Monumental Global Funding II, 4.38%, 07/30/09 (e)	1,361
1,000	New York Life Global Funding, 3.88%, 01/15/09 (e)	1,006
2,015	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	2,018
300	Principal Life Global Funding I, 5.25%, 01/15/13 (e)	306
2,050	Principal Life Income Funding Trusts, 5.30%, 12/14/12	2,121
2,100	Protective Life Secured Trust, 4.00%, 04/01/11	2,122
419	SunAmerica, Inc., 8.13%, 04/28/23	494
400	Torchmark Corp., 7.88%, 05/15/23	466
275	XL Capital Ltd. (Cayman Islands), 5.25%, 09/15/14	252
		23,636
	IT Services — 0.0% (g)
350	Unisys Corp., 8.00%, 10/15/12	303
	Leisure Equipment & Products — 0.1%
400	Brunswick Corp., 7.38%, 09/01/23	419
650	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	572
		991
	Machinery — 0.3%
434	Ormat Funding Corp., 8.25%, 12/30/20	436
185	SPX Corp., 7.63%, 12/15/14 (e)	191
500	Valmont Industries, Inc., 6.88%, 05/01/14	493
1,500	Westinghouse Air Brake Co., 6.88%, 07/31/13	1,477
1,000	Wolverine Tube, Inc., 10.50%, 04/01/09	885
		3,482
	Marine — 0.1%
750	Ultrapetrol Bahamas Ltd. (Bahamas), 9.00%, 11/24/14	683
	Materials — 0.1%
875	Georgia Pacific LLC, 7.13% 01/15/12 (e)	817
	Media — 1.9%
2,004	Adelphia Communications Corp., 9.38%, 11/15/09 (d)	143
	CBS Corp.,
700	7.70%, 07/30/10	757
750	8.63%, 08/01/12	833
414	CCH I Holdings LLC, 11.00%, 10/01/15	288
500	CCH I Holdings LLC/CCH I Holdings Capital Corp. 11.13%, 01/15/14 (c)	243
240	Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	298
1,500	Comcast Cable Holdings LLC, 9.80%, 02/01/12	1,741
850	Comcast Corp., 5.90%, 03/15/16	854
750	Dex Media West LLC/Dex Media Finance Co., 8.50%, 08/15/10	702
750	Dex Media, Inc., 8.00%, 11/15/13	532
	DirecTV Holdings LLC,
500	6.38%, 06/15/15	464
1,000	8.38%, 03/15/13	1,030
750	Ecostar DBS Corp., 7.00%, 10/01/13	739
1,000	Historic TW, Inc., 9.15%, 02/01/23	1,182
900	Lamar Media Corp., 6.63%, 08/15/15 (c)	828
800	News America Holdings, Inc., 7.75%, 01/20/24	888
600	News America, Inc., 6.75%, 01/09/38	635
500	RH Donnelley Corp., 8.88%, 01/15/16	297
1,000	Thomson Corp. (The) (Canada), 4.25%, 08/15/09	1,019
	Time Warner Entertainment Co. LP,
400	8.38%, 03/15/23	453
1,000	8.88%, 10/01/12	1,144
750	10.15%, 05/01/12	879
1,800	Valassis Communications, Inc., 6.63%, 01/15/09	1,784
1,750	Videotron Ltee (Canada), 6.88%, 01/15/14	1,697
		19,430
	Metals & Mining — 0.8%
370	Alcoa, Inc., 5.55%, 02/01/17	360
	BHP Billiton Finance USA Ltd. (Australia),
570	4.80%, 04/15/13	573
760	5.00%, 12/15/10	782
575	5.40%, 03/29/17	562
1,086	California Steel Industries, Inc., 6.13%, 03/15/14	902
1,500	FMG Finance Pty Ltd. (Australia), 10.63%, 09/01/16 (e)	1,703
805	Gibraltar Industries, Inc., 8.00%, 12/01/15	668
781	Newmont Gold Co. Pass Thru Trust, 8.91%, 01/05/09	815

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Metals & Mining — Continued
	Steel Dynamics, Inc.,
1,500	6.75%, 04/01/15	1,466
300	7.38%, 11/01/12 (e)	304
		8,135
	Multi-Utilities — 0.3%
	Duke Energy Corp.,
1,000	4.20%, 10/01/08	1,005
1,000	5.63%, 11/30/12	1,068
750	Mirant North America LLC, 7.38%, 12/31/13	753
		2,826
	Multiline Retail — 0.1%
1,000	Nordstrom, Inc., 7.00%, 01/15/38	988
310	Target Corp., 7.00%, 01/15/38	325
		1,313
	Oil, Gas & Consumable Fuels — 1.4%
750	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	731
	Chesapeake Energy Corp.,
250	6.88%, 01/15/16 (c)	246
500	7.50%, 09/15/13	514
425	Conoco Funding Co., 7.25%, 10/15/31	498
3,000	ConocoPhillips Co., 8.75%, 05/25/10	3,364
1,800	El Paso Corp., 6.88%, 06/15/14	1,841
	Gaz Capital S.A. for Gazprom (Russia),
180	7.29%, 08/16/37	168
100	7.29%, 08/16/37 (e)	93
1,139	Gazprom International S.A., (Russia), 7.20%, 02/01/20	1,168
400	Marathon Oil Corp., 6.00%, 10/01/17	412
1,000	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14 (e)	988
	Petroleos de Venezuela S.A. (Venezuela),
570	5.38%, 04/12/27	338
759	5.50%, 04/12/37	447
200	Plains Exploration & Production Co., 7.75%, 06/15/15	200
250	Premcor Refining Group, Inc. (The), 7.50%, 06/15/15	262
500	Sabine Pass LNG LP, 7.25%, 11/30/13	490
200	Southwestern Energy Co., 7.50%, 02/01/18 (e)	206
1,000	Swift Energy Co., 7.13%, 06/01/17	930
825	Ultramar Diamond Shamrock Corp., 6.75%, 10/15/37	852
250	Williams Cos. Inc., 6.38%, 10/01/10 (e)	256
		14,004
	Paper & Forest Products — 0.2%
	Abitibi-Consolidated, Inc. (Canada),
100	8.38%, 04/01/15	56
410	8.85%, 08/01/30	197
800	Cascades, Inc. (Canada), 7.25%, 02/15/13	724
	Domtar Corp.,
500	7.13%, 08/15/15	470
250	7.88%, 10/15/11	246
		1,693
	Personal Products — 0.1%
934	Procter & Gamble Co., 9.36%, 01/01/21	1,198
	Pharmaceuticals — 0.2%
400	Abbott Laboratories, 6.15%, 11/30/37	416
500	Elan Finance PLC/Elan Finance Corp., FRN, 7.07%, 11/15/11	459
1,000	Schering-Plough Corp., 6.55%, 09/15/37	1,021
500	Valeant Pharmaceuticals International, 7.00%, 12/15/11	482
		2,378
	Real Estate Investment Trusts (REITs) — 0.4%
750	Host Hotels & Resorts LP, 6.88%, 11/01/14	724
1,000	Host Marriott LP, 7.00%, 08/15/12	975
	HRPT Properties Trust,
375	6.25%, 08/15/16	344
300	6.65%, 01/15/18	264
	iStar Financial, Inc.,
250	4.88%, 01/15/09	236
250	6.00%, 12/15/10	221
	Simon Property Group LP,
340	5.63%, 08/15/14	342
905	6.10%, 05/01/16 (c)	900
		4,006
	Real Estate Management & Development — 0.1%
250	ERP Operating LP, 4.75%, 06/15/09	249
750	Forest City Enterprises, Inc., 7.63%, 06/01/15	705
		954
	Road & Rail — 0.4%
350	Avis Budget Car Rental LLC, 7.75%, 05/15/16	292
	Burlington Northern Santa Fe Corp.,
775	6.13%, 03/15/09	791
500	7.13%, 12/15/10	542

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   55

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
		Road & Rail — Continued
807		Burlington Northern Santa Fe Railway Company 2002 Pass Thru Trust, 7.91%, 01/15/20	917
		Erac USA Finance Co.,
250		6.38%, 10/15/17 (e)	229
800		6.70%, 06/01/34 (e)	666
350		Union Pacific Corp., 4.88%, 01/15/15	345
			3,782
		Semiconductors & Semiconductor Equipment — 0.2%
825		Freescale Semiconductor, Inc., 8.88%, 12/15/14	672
1,300		MagnaChip Semiconductor S.A. (Luxembourg), 6.88%, 12/15/11	1,034
			1,706
		Software — 0.1%
1,000		Oracle Corp., 5.25%, 01/15/16 (c)	1,017
		Specialty Retail — 0.1%
500		Brown Shoe Co., Inc., 8.75%, 05/01/12	500
775		Collective Brands, Inc., 8.25%, 08/01/13	705
			1,205
		Thrifts & Mortgage Finance — 0.6%
		Countrywide Home Loans, Inc.,
1,000		3.25%, 05/21/08	973
700		4.00%, 03/22/11	615
		Washington Mutual, Inc.,
2,375		4.20%, 01/15/10	2,242
455		7.25%, 11/01/17	417
2,000		World Savings Bank FSB, 4.50%, 06/15/09	2,029
			6,276
		Tobacco — 0.1%
750		Alliance One International, Inc., 11.00%, 05/15/12	761
		Water Utilities — 0.1%
925		American Water Capital Corp., 6.09%, 10/15/17 (e)	956
		Wireless Telecommunication Services — 0.2%
1,250		New Cingular Wireless Services, Inc., 7.88%, 03/01/11	1,381
250		Rural Cellular Corp., 8.25%, 03/15/12	257
855		Vodafone Group plc (United Kingdom), 5.00%, 09/15/15	833
			2,471
		Total Corporate Bonds (Cost $373,625)	372,483
		Mortgage Pass-Through Securities — 8.2%
		Federal Home Loan Mortgage Corp.,
		30 Year, Single Family,
10		7.50%, 02/01/17 – 06/01/17	11
9		8.00%, 08/01/09 – 02/01/10	9
—	(h)	8.75%, 04/01/08	—	(h)
—	(h)	9.25%, 05/01/12	—	(h)
2		10.25%, 06/01/09	2
25		12.00%, 08/01/15 – 07/01/19	29
1		12.50%, 01/01/14	1
1		13.00%, 06/01/14	1
—	(h)	13.50%, 01/01/11 – 10/01/12	—	(h)
—	(h)	14.50%, 12/01/10 – 03/01/11	—	(h)
—	(h)	14.75%, 03/01/10	—	(h)
1		15.00%, 03/01/11	1
		Federal Home Loan Mortgage Corp. Gold Pools,
		15 Year, Single Family,
6,170		4.00%, 08/01/18 – 05/01/19	6,029
1,739		6.50%, 07/01/14	1,821
465		7.00%, 06/01/09 – 06/01/11	482
134		7.50%, 09/01/10 – 05/01/11	138
37		8.50%, 06/01/10	39
		20 Year, Single Family
3,589		6.50%, 11/01/22 – 03/01/26	3,770
915		7.00%, 11/01/27	962
		30 Year, Single Family,
699		4.00%, 09/01/33	651
2,299		5.50%, 07/01/35	2,321
490		6.00%, 02/01/29	505
2,981		6.50%, 01/01/24 – 11/01/36	3,111
1,848		7.00%, 09/01/24 – 10/01/36 (m)	1,955
291		7.50%, 10/01/19 – 02/01/27	314
261		8.00%, 08/01/27 – 03/01/30	286
		Other,
640		7.00%, 12/01/14 – 03/01/16	671
		Federal National Mortgage Association,
803		ARM, 4.15%, 01/01/34	801
1,033		ARM, 4.66%, 05/01/35	1,040
50		ARM, 7.69%, 10/01/33	51
1,999		7 Year, Ballon, 3.50%, 09/01/10	1,989
		15 Year, Single Family,
11,474		3.50%, 05/01/19 – 06/01/19	11,012
8,653		4.00%, 07/01/18 – 12/01/18	8,473
867		4.50%, 07/01/18	873
4,731		5.00%, 05/01/18 – 11/01/18	4,804
980		5.50%, 08/01/17	1,006

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
2,621		6.00%, 01/01/14 – 09/01/19	2,715
322		6.50%, 05/01/13	338
—	(h)	7.00%, 03/01/15	—	(h)
81		7.50%, 02/01/12	82
174		8.00%, 01/01/16	182
302		8.50%, 11/01/11	315
2,013		20 Year, Single Family, 6.50%, 11/01/18	2,111
		30 Year, Single Family,
7,072		5.50%, 12/01/28 – 08/01/34	7,141
1,083		6.00%, 09/01/33 – 01/01/34	1,112
1,437		6.50%, 04/01/28 – 08/01/29	1,503
12		7.00%, 03/01/28	13
219		7.50%, 09/01/25 – 03/01/27	237
140		8.50%, 12/01/25	152
9		9.00%, 01/01/19 – 04/01/25	10
63		12.50%, 01/01/16	72
		Other,
6,060		4.00%, 09/01/13 (m)	6,125
3,389		5.00%, 12/01/32 – 08/01/33	3,340
1,588		6.50%, 11/01/18 – 07/01/36	1,648
		Government National Mortgage Association,
		30 Year, Single Family,
840		6.50%, 02/15/28 – 10/15/29	883
280		7.00%, 01/15/23 – 02/15/28	304
243		7.25%, 07/15/21 – 01/15/28	261
176		7.50%, 10/15/22 – 09/15/29	191
11		7.75%, 02/15/27	12
11		8.50%, 11/15/25	12
249		9.00%, 04/15/16 – 01/15/25	273
5		10.00%, 11/15/20	7
4		13.00%, 01/15/15	4
		Government National Mortgage Association II,
		30 Year, Single Family,
32		6.50%, 02/20/29	34
185		7.50%, 08/20/25 – 07/20/27	200
215		8.00%, 09/20/26 – 08/20/28	237
		Total Mortgage Pass-Through Securities (Cost $81,373)	82,672
		Supranational — 0.1%
600		Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $598)	605
		U.S. Government Agency Securities — 0.2%
21		Federal Housing Authority, 7.43%, 08/01/20 (i)	21
2,000		Federal National Mortgage Association, 8.20%, 03/10/16	2,557
		Total U.S. Government Agency Securities (Cost $1,915)	2,578
		U.S. Treasury Obligations — 10.2%
		U.S. Treasury Bonds,
5,000		7.13%, 02/15/23 (c)	6,619
2,700		7.25%, 08/15/22 (c)	3,602
8,275		8.00%, 11/15/21	11,648
11,500		8.13%, 05/15/21 (m)	16,263
8,500		8.13%, 08/15/21 (c)	12,043
2,500		8.88%, 08/15/17 (m)	3,552
13,000		9.00%, 11/15/18 (m)	18,992
5,125		9.13%, 05/15/18 (m)	7,487
		U.S. Treasury Bonds Coupon STRIPS,
308		05/15/13	268
2,000		11/15/14 (c)	1,621
2,425		11/15/15 (c)	1,849
3,900		05/15/16 (c)	2,904
11,290		05/15/17 (c)	7,935
4,000		11/15/17	2,748
1,040		05/15/18 (c)	694
		U.S. Treasury Inflation Indexed Bonds,
1,299		3.63%, 04/15/28 (c)	1,711
2,562		3.88%, 01/15/09 (c)	2,668
55		U.S. Treasury Notes, 4.38%, 11/15/08 (k)	56
		Total U.S. Treasury Obligations (Cost $85,027)	102,660
		Municipal Bond — 0.2%
1,960		State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $1,960)	1,916
		Foreign Government Securities — 1.5%
EGP 1,520		Arab Republic of Egypt (Egypt), 8.75%, 07/18/12 (e)	286
90		Citigroup Funding, Inc., VAR, 0.00%, 12/17/10 (linked to Republic of Nigeria, VAR 0.00%, 12/17/10) (e) (i)	91
TRY 910		Credit Suisse, Nassau Branch, 14.00%, 01/19/11, (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (i)	709
		Federal Republic of Brazil,
520		8.88%, 10/14/19	647
125		12.25%, 03/06/30	209

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   57

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Foreign Government Securities — Continued
100	Government of Barbados (Barbados), 6.63%, 12/05/35 (e)	96
	Government of Dominican Republic (Dominican Republic),
207	9.04%, 01/23/18	226
339	9.04%, 01/23/18 (e)	369
288	9.88%, 02/06/15	362
680	Government of Ukraine (Ukraine), 6.58%, 11/21/16 (e)	672
BRL 1,440	HSBC Bank USA, N.A. VAR, 0.00%, 01/01/17, (linked to Brazilian Real Notes, VAR, 0.00% 01/01/17) (i)	756
100	IIRSA Norte Finance Ltd. (Peru), 8.75%, 05/30/24	112
	Republic of Argentina (Argentina),
100	7.00%, 03/28/11	96
1,300	FRN, 3.09%, 08/03/12	714
ARS 2,505	VAR, 2.00%, 02/04/18	1,018
ARS 850	VAR, 2.00%, 09/30/14	278
ARS 350	VAR, 5.83%, 12/31/33	127
	Republic of Colombia (Colombia),
COP 731,000	12.00%, 10/22/15	421
60	11.75%, 02/25/20	88
175	Republic of Costa Rica (Costa Rica), 10.00%, 08/01/20	229
	Republic of El Salvador (El Salvador),
100	7.63%, 09/21/34	113
89	7.65%, 06/15/35	96
45	8.25%, 04/10/32 (e)	51
380	Republic of Gabon (Gabon), 8.20%, 12/12/17 (e)	398
	Republic of Guatemala (Guatemala),
173	8.13%, 10/06/34	202
250	9.25%, 08/01/13	288
	Republic of Indonesia (Indonesia),
498	6.75%, 03/10/14	518
300	8.50%, 10/12/35	338
150	Republic of Panama (Panama), 6.70%, 01/26/36	151
	Republic of Peru (Peru),
83	8.38%, 05/03/16	99
278	8.75%, 11/21/33	360
	Republic of Philippines (Philippines),
175	7.75%, 01/14/31	194
290	8.25%, 01/15/14	328
175	Republic of Turkey (Turkey), 6.88%, 03/17/36	161
	Republic of Uruguay (Uruguay),
UYU 8,000	3.70%, 06/26/37	348
170	7.63%, 03/21/36	175
	Republic of Venezuela (Venezuela),
270	7.65%, 04/01/25	230
645	9.38%, 01/13/34	632
690	10.75%, 09/19/13	737
350	RSHB Capital SA for OJSC Russian Agricultural Bank (Russia), VAR, 6.97%, 09/21/16	345
	Russian Federation (Russia),
183	SUB, 7.50%, 03/31/30	210
200	12.75%, 06/24/28	360
	United Mexican States (Mexico)
200	6.63%, 03/03/15	222
350	7.50%, 04/08/33	418
MXN 2,000	8.00%, 12/19/13	191
120	8.30%, 08/15/31	155
MXN 2000	10.00%, 12/05/24	229
	Total Foreign Government Securities (Cost $15,086)	15,055
	Loan Assignments & Participations — 2.2%
	Aerospace & Defense — 0.2%
156	Hawker Beechcraft Acquisition Company LLC, Letter of Credit, 4.73%, 03/26/14	144
1,836	Hawker Beechcraft Acquisition Company LLC, Term Loan 6.83%, 03/26/14	1,702
		1,846
	Automobiles — 0.1%
1,486	Ford Motor Co., Term Loan B, 8.00%, 12/15/13	1,267
	Building Products — 0.2%
1,436	Associated Materials, Inc., Term Loan, 7.39%, 08/29/10	1,278
30	Ply Gem Canadian Term Loan, 7.58%, 08/07/14	25
962	Ply Gem Term B3 Loan, 7.58%, 08/07/14	808
		2,111
	Chemicals — 0.0% (g)
463	Polymer Group Term Loan B, 7.09%, 11/22/12	384
	Consumer Finance — 0.1%
998	Daimlerchrysler Financial, 1st Lien, 9.00%, 08/03/12	861

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Consumer Products — 0.1%
	Spectrum Brands, Inc., Term Loan B,
321	7.07%, 03/30/13	286
405	7.10%, 03/30/13	362
413	8.44%, 03/30/13	368
338	8.62%, 03/30/13	301
		1,317
	Gaming — 0.1%
176	Isle of Capri Casinos, Inc., Delayed Draw Term Loan A, 4.88%, 07/26/13	152
234	Isle of Capri Casinos, Inc., Delayed Draw Term Loan B, 6.58%, 07/26/13	202
585	Isle of Capri Casinos Term Loan B, 6.58%, 07/26/13	507
667	Venetian Macau, Term Loan B, 7.08%, 05/25/13	601
		1,462
	Health Care Providers & Services — 0.3%
998	Biomet, Inc. Term 1st Lien Term Loan, 7.86%, 03/15/15	954
692	Community Health Systems, Inc., Term Loan, 5.34%, 07/25/14	633
594	HCA, Inc. Term Loan B, 7.08%, 11/18/13	543
177	IASIS Healthcare Delayed Draw Term Loan, 7.15%, 03/14/14	158
	IASIS Healthcare Term Loan B,
237	5.24%, 03/14/14	212
1	6.83%, 03/14/14	1
22	IASIS Healthcare Term Loan B Letter of Credit, 3.01%, 03/14/14	20
		2,521
	Household Durables — 0.1%
49	Jacuzzi Brands Corp., 1st Lien Letter of Credit, 4.73%, 02/07/14	39
	Jacuzzi Brands, Corp., 1st Lien Term Loan B,
549	5.49%, 02/07/14	439
1	5.51%, 02/07/14	1
		479
	Independent Power Producers & Energy Traders — 0.6%
2,874	Calpine Corp., 1st Priority Term Loan, 7.08%, 03/29/09	2,562
1,988	NRG Energy, Inc. (Opco) Term Loan B, 6.58%, 12/01/13	1,831
293	NRG Energy, Inc. (Opco), Term Loan Credit Linked Deposit, 4.73%, 12/01/13	270
	TXU Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
214	6.48%, 10/10/14	195
1,282	6.60%, 10/10/14	1,166
		6,024
	IT Services — 0.2%
998	CompuCom Systems Term Loan, 6.63%, 08/23/14	883
	First Data Corp., Initial B1 Term Loan,
28	7.58%, 09/24/14	25
371	7.63%, 09/24/14	337
	First Data Corp., Initial B3 Term Loan,
41	7.58%, 09/24/14	38
557	7.63%, 09/24/14	506
		1,789
	Media — 0.1%
1,000	Charter Communications Operating, LLC, 1st Lien (United Kingdom), 5.26%, 03/06/14	876
	Paper & Forest Products — 0.0% (g)
500	Newpage Corp., Term Loan, 8.69%, 12/21/14	484
	Semiconductors & Semiconductor Equipment — 0.0% (g)
	TTM Technologies, Inc. Term Loan,
60	5.38%, 10/31/12	55
140	5.59%, 10/31/12	129
		184
	Wireless Telecommunication Services — 0.1%
998	Alltel Communications Term Loan B-3, 5.87%, 08/07/14	901
	Total Loan Assignments & Participations (Cost $24,594)	22,506

SHARES
		Common Stocks — 0.0% (g)
		Airlines — 0.0% (g)
6		Northwest Airlines Corp.	77
		Diversified Telecommunication Services — 0.0% (g)
1		AboveNet, Inc., (a)	92
—	(h)	XO Holdings, Inc., (a)	1
			93

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   59

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
		Hotels, Restaurants & Leisure — 0.0% (g)
5		Bally Total Fitness Holding Corp (a) (f) (i)	1
		Media — 0.0% (g)
1		Time Warner Cable, Inc. (a)	26
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp	—	(h)
		Total Common Stocks (Cost $771)	197

NO. OF WARRANTS
		Warrants — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
		AboveNet, Inc.
—	(h)	expires 09/08/08 (Strike Price $20.00) (a) (i)	23
1		expires 09/08/10 (Strike Price $24.00) (a) (i)	26
		XO Holdings, Inc.
1		Class A, expiries 01/16/10 (Strike Price $6.25) (a)	—	(h)
1		Class B, expiries 01/16/10 (Strike Price $7.50) (a)	—	(h)
1		Class C, expiries 01/16/10 (Strike Price $10.00) (a)	—	(h)
		Total Warrants (Cost $224)	49
		Total Long-Term Investments (Cost $952,992)	976,477

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 2.2%
	Investment Company — 2.2%
21,749	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $21,749)	21,749
Investments of Cash Collateral for Securities on Loan — 6.1%
	Repurchase Agreements — 6.1%
13,165	Bank of America Securities LLC, 3.17%, dated 02/29/08, due 03/03/08, repurchase price $13,168, collateralized by U.S. Government Agency Mortgages.	13,165
12,000	Barclays Capital, Inc., 3.18%, dated 02/29/08, due 03/03/08, repurchase price $12,003 collateralized by U.S. Government Agency Mortgages.	12,000
12,000	Bear Stearns Cos., Inc., 3.13%, dated 02/29/08, due 03/03/08, repurchase price $12,003, collateralized by U.S. Government Agency Mortgages. (y)	12,000
12,000	Credit Suisse First Boston USA, Inc., 3.14%, dated 02/29/08, due 03/03/08, repurchase price $12,003 collateralized by U.S. Government Agency Mortgages	12,000
12,000	Lehman Brothers, Inc., 3.12%, dated 02/29/08, due 03/03/08, repurchase price $12,003, collateralized by U.S. Government Agency Mortgages.	12,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $61,165)	61,165
	Total Investments — 105.1% (Cost $1,035,906)	1,059,391
	Liabilities in Excess of Other Assets — (5.1)%	(50,956)
	NET ASSETS — 100.0%	$1,008,435

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
22	10 Year U.S. Treasury Note	June, 2008	2,580	24
	Short Futures Outstanding
(20)	5 Year U.S. Treasury Note	June, 2008	(2,285)	(15)
				$9

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   61

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.2%
	Collateralized Mortgage Obligations — 51.0%
	Agency CMO — 51.0%
	Federal Home Loan Mortgage Corp. REMICS,
180	Series 1343, Class LA, 8.00%, 08/15/22	198
1,288	Series 1367, Class K, 5.50%, 09/15/22	1,336
38	Series 1489, Class I, 6.50%, 04/15/08	38
261	Series 1591, Class E, 10.00%, 10/15/23	298
75	Series 1604, Class MB, IF, 7.22%, 11/15/08	76
156	Series 1625, Class SC, IF, 7.41%, 12/15/08	158
2,418	Series 1633, Class Z, 6.50%, 12/15/23	2,586
3,000	Series 1694, Class PK, 6.50%, 03/15/24	3,244
8,837	Series 1785, Class A, 6.00%, 10/15/23	9,218
720	Series 1999, Class PU, 7.00%, 10/15/27	772
1,331	Series 2031, Class PG, 7.00%, 02/15/28	1,377
3,453	Series 2035, Class PC, 6.95%, 03/15/28	3,685
3,174	Series 2064, Class PD, 6.50%, 06/15/28 (m)	3,365
3,002	Series 2095, Class PE, 6.00%, 11/15/28	3,131
886	Series 2152, Class BD, 6.50%, 05/15/29	940
593	Series 2345, Class PQ, 6.50%, 08/15/16	629
226	Series 2366, Class VG, 6.00%, 06/15/11	226
3,196	Series 2367, Class ME, 6.50%, 10/15/31	3,399
13,681	Series 2480, Class EJ, 6.00%, 08/15/32	14,060
6,000	Series 2562, Class PG, 5.00%, 01/15/18	6,220
6,154	Series 2571, Class PV, 5.50%, 01/15/14	6,436
10,000	Series 2580, Class QM, 5.00%, 10/15/31	10,155
2,535	Series 2611, Class QZ, 5.00%, 05/15/33	2,323
10,000	Series 2630, Class KS, 4.00%, 01/15/17	9,958
10,000	Series 2631, Class TE, 4.50%, 02/15/28	10,052
1,469	Series 2647, Class A, 3.25%, 04/15/32	1,416
6,143	Series 2651, Class VZ, 4.50%, 07/15/18	6,107
9,000	Series 2656, Class BG, 5.00%, 10/15/32	9,160
10,000	Series 2684, Class PD, 5.00%, 03/15/29	10,309
2,500	Series 2688, Class DG, 4.50%, 10/15/23	2,395
8,588	Series 2727, Class PE, 4.50%, 07/15/32	8,496
5,000	Series 2749, Class TD, 5.00%, 06/15/21	5,158
6,000	Series 2773, Class TB, 4.00%, 04/15/19	5,692
4,730	Series 2780, Class TD, 5.00%, 04/15/28	4,879
7,450	Series 2841, Class AT, 4.00%, 08/15/19	7,037
4,387	Series 2882, Class QD, 4.50%, 07/15/34	4,419
6,590	Series 2927, Class GA, 5.50%, 10/15/34	6,849
5,000	Series 2929, Class PC, 5.00%, 01/15/28	5,156
16,140	Series 2976, Class HP, 4.50%, 01/15/33	16,327
10,600	Series 3036, Class ND, 5.00%, 05/15/34 (m)	10,648
5,341	Series 3045, Class HN, 4.50%, 09/15/33	5,399
4,095	Series 3085, Class VS, IF, 16.23%, 12/15/35	4,968
5,500	Series 3114, Class KB, 5.00%, 09/15/27	5,669
195	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, IO, 7.00%, 11/01/23	44
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
2,076	Series T-54, Class 2A, 6.50%, 02/25/43	2,144
1,722	Series T-56, Class A, PO, 05/25/43	1,503
5,419	Federal National Mortgage Association Interest STRIPS, Series 343, Class 23, IO, 4.00%, 10/01/18	751
	Federal National Mortgage Association REMICS,
267	Series 1988-16, Class B, 9.50%, 06/25/18 (m)	301
220	Series 1990-57, Class J, 7.00%, 05/25/20 (m)	235
618	Series 1993-110, Class H, 6.50%, 05/25/23	655
484	Series 1993-146, Class E, PO, 05/25/23	411
7,400	Series 1993-155, Class PJ, 7.00%, 09/25/23	8,045
155	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	157
92	Series 1993-205, Class H, PO, 09/25/23	77
131	Series 1993-217, Class H, PO, 08/25/23	111
98	Series 1993-228, Class G, PO, 09/25/23	82
35	Series 1994-13, Class SM, IF, 10.83%, 02/25/09	35
2,999	Series 1994-37, Class L, 6.50%, 03/25/24	3,177
9,094	Series 1994-43, Class PJ, 6.35%, 12/25/23	9,508
10,556	Series 1994-51, Class PV, 6.00%, 03/25/24	11,051
5,042	Series 1994-62, Class PJ, 7.00%, 01/25/24	5,353
1,152	Series 1994-86, Class PJ, 6.00%, 06/25/09	1,161
6,079	Series 1998-58, Class PC, 6.50%, 10/25/28	6,426
954	Series 2000-8, Class Z, 7.50%, 02/20/30	1,044
4,472	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	996
1,746	Series 2002-2, Class UC, 6.00%, 02/25/17	1,828
3,000	Series 2002-3, Class PG, 5.50%, 02/25/17	3,117
6,502	Series 2002-73, Class OE, 5.00%, 11/25/17	6,722
4,607	Series 2002-86, Class EJ, 5.50%, 12/25/32	4,740
6,259	Series 2003-21, Class PZ, 4.50%, 03/25/33	5,535
15,200	Series 2003-35, Class MD, 5.00%, 11/25/16	15,576
1,433	Series 2003-67, Class SA, IF, HB, 25.12%, 10/25/31	1,982
5,000	Series 2003-70, Class BE, 3.50%, 12/25/25	4,979
5,000	Series 2003-74, Class VL, 5.50%, 11/25/22	5,080
20,000	Series 2003-81, Class MC, 5.00%, 12/25/32 (m)	20,397
10,000	Series 2003-128, Class DY, 4.50%, 01/25/24 (m)	9,834
4,801	Series 2004-46, Class QD, IF, 11.46%, 03/25/34	5,343
14,298	Series 2004-60, Class PA, 5.50%, 04/25/34	14,782

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
5,000		Series 2005-16, Class LC, 5.50%, 05/25/28	5,170
4,426		Series 2005-29, Class AK, 4.50%, 04/25/35	4,490
9,998		Series 2005-58, Class EP, 5.50%, 07/25/35	10,408
8,962		Series 2005-83, Class LA, 5.50%, 10/25/35	9,308
4,290		Series 2006-69, Class SP, IF, 8.06%, 05/25/30	4,582
834		Series 2006-81, Class FA, FRN, 3.49%, 09/25/36	833
8,873		Series 2006-110, Class PO, 11/25/36	6,933
49		Series G92-35, Class EB, 7.50%, 07/25/22	54
649		Series G92-44, Class ZQ, 8.00%, 07/25/22	713
		Federal National Mortgage Association Whole Loan,
795		Series 1999-W4, Class A9, 6.25%, 02/25/29	815
5,578		Series 2002-W7, Class A4, 6.00%, 06/25/29	5,779
1,975		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	2,092
919		Series 2003-W1, Class 2A, 7.50%, 12/25/42	990
8,175		Series 2003-W18, Class 1A6, 5.37%, 08/25/43	8,474
2,227		Series 2005-W1, Class 1A2, 6.50%, 10/25/44	2,324
		Government National Mortgage Association,
1,565		Series 1998-22, Class PD, 6.50%, 09/20/28	1,672
902		Series 1999-17, Class L, 6.00%, 05/20/29	942
6,000		Series 2001-10, Class PE, 6.50%, 03/16/31	6,470
5,838		Series 2001-64, Class PB, 6.50%, 12/20/31	6,302
32,745		Series 2003-59, Class XA, IO, VAR, 1.69%, 06/16/34	2,768
3,285		Series 2004-27, Class PD, 5.50%, 04/20/34	3,285
3,703		Series 2004-62, Class VA, 5.50%, 07/20/15	3,868
17,233		Series 2005-28, Class AJ, 5.50%, 04/20/35	17,972
		Total Collateralized Mortgage Obligations (Cost $454,159)	473,390
		Mortgage Pass-Through Securities — 13.4%
		Federal Home Loan Mortgage Corp.
472		ARM, 6.73%, 01/01/27	480
48		ARM, 6.88%, 04/01/30	49
		30 Year, Single Family
20		9.00%, 08/01/09-12/01/09	21
—	(h)	9.50%, 04/01/16	—	(h)
		Federal Home Loan Mortgage Corp. Gold Pools,
		15 Year, Single Family
1,577		5.00%, 12/01/13 – 12/01/16	1,598
1,742		6.00%, 04/01/14	1,801
2,180		6.50%, 12/01/12 – 06/01/14	2,283
—	(h)	7.00%, 12/01/14	—	(h)
169		7.50%, 04/01/09 – 09/01/10	171
38		8.50%, 01/01/10	40
		30 Year, Single Family
3,345		5.50%, 11/01/33	3,377
930		6.00%, 02/01/32	956
3,084		6.50%, 01/01/24 – 07/01/29	3,238
659		7.00%, 08/01/25 – 04/01/26 (m)	700
140		7.50%, 09/01/24 – 08/01/25	152
171		8.00%, 11/01/24 – 09/01/25	186
389		8.50%, 05/01/24 – 07/01/28	432
23		9.00%, 10/01/17 – 05/01/22	25
		Other
3,496		4.50%, 05/01/24	3,404
		Federal National Mortgage Association,
		15 Year, Single Family
6,391		4.00%, 04/01/19	6,249
2,070		5.50%, 11/01/16	2,128
845		6.00%, 03/01/11 – 08/01/14	868
79		6.50%, 12/01/10	81
73		7.00%, 04/01/08 – 07/01/10	76
473		8.00%, 11/01/12	492
		30 Year, Single Family
7,931		5.00%, 11/01/33	7,847
61,379		5.50%, 02/01/29 – 05/01/36 (m)	61,928
8,455		6.00%, 07/01/36	8,644
1,737		6.50%, 06/01/26 – 04/01/32	1,815
497		7.00%, 02/01/24 – 08/01/25	530
481		7.50%, 03/01/30 – 04/01/30	520
11		9.00%, 12/01/24	12
312		10.00%, 10/01/16 – 11/01/21	363
		Other
2,371		5.00%, 11/01/23	2,381
4,528		6.00%, 03/01/22 – 09/01/28	4,676
248		7.50%, 06/01/14 – 07/01/14	269
		Government National Mortgage Association,
112		ARM, 5.63%, 07/20/27 (m)	113
		15 Year, Single Family
29		6.50%, 07/15/08 – 05/15/09	29
		30 Year, Single Family
80		6.00%, 10/15/23	82
1,967		6.50%, 05/15/23 – 02/15/24 (m)	2,065
836		7.00%, 12/15/22 – 06/15/28	898
1,096		7.50%, 02/15/22 – 02/15/28	1,181
1,086		8.00%, 07/15/22 – 11/20/27	1,193
25		8.50%, 10/15/24	27
915		9.00%, 11/15/08 – 11/15/24	1,008

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   63

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
63	9.50%, 07/15/09 – 12/15/20	71
2	11.00%, 11/15/09	2
	Total Mortgage Pass-Through Securities (Cost $122,313)	124,461
	U.S. Government Agency Securities — 13.9%
	Federal National Mortgage Association,
10,000	6.25%, 05/15/29	11,604
21,000	Zero Coupon, 10/09/19	12,281
9,200	Federal National Mortgage Association STRIPS, 05/29/26	3,680
26,153	Financing Corp. Fico, 12/06/18	16,489
	Resolution Funding STRIPS,
78,000	07/15/20	45,097
5,000	04/15/30 (c)	1,759
	Resolution Funding Corp. Interest STRIPS,
50,000	07/15/20	28,861
15,000	04/15/28	5,758
4,500	Tennessee Valley Authority STRIPS, 07/15/16	3,230
	Total U.S. Government Agency Securities (Cost $105,332)	128,759
	U.S. Treasury Obligations — 16.9%
	U.S. Treasury Bonds,
2,500	7.13%, 02/15/23 (c)	3,309
13,140	7.25%, 05/15/16 (c)	16,756
3,935	7.25%, 08/15/22 (c)	5,250
3,635	8.00%, 11/15/21 (c)	5,117
4,085	8.88%, 08/15/17 (c)	5,804
1,020	9.00%, 11/15/18 (c)	1,490
	U.S. Treasury Bonds Coupon STRIPS,
5,845	02/15/15	4,646
1,655	05/15/15 (c)	1,299
2,500	08/15/15 (c)	1,939
8,810	11/15/15 (c)	6,719
1,190	05/15/16 (c)	886
72,500	U.S. Treasury Bonds Principal STRIPS, 05/15/20 (c)	43,144
	U.S. Treasury Inflation Indexed Notes,
1,595	1.63%, 01/15/15 (c)	1,689
26,458	2.38%, 04/15/11 (c)	28,616
	U.S. Treasury Notes,
2,085	3.88%, 02/15/13	2,218
6,430	4.25%, 08/15/13 (c)	6,958
10,000	4.50%, 09/30/11 (c)	10,831
2,015	4.75%, 05/15/14 (c)	2,235
6,750	5.75%, 08/15/10 (c)	7,401
	Total U.S. Treasury Obligations (Cost $140,691)	156,307
	Total Long-Term Investments (Cost $822,495)	882,917
SHARES
Short-Term Investment — 4.1%
	Investment Company — 4.1%
37,838	JPMorgan U.S. Government Money Market Fund, Institutional Class (b) (Cost $37,838)	37,838

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 15.3%
	Repurchase Agreements — 15.3%
21,897	Banc of America Securities LLC, 3.17%, dated 02/29/08, due 03/03/08, repurchase price $21,903, collateralized by U.S. Government Agency Mortgages	21,897
30,000	Barclays Capital, 3.18%, dated 02/29/08, due 03/03/08, repurchase price $30,008, collateralized by U.S. Government Agency Mortgages	30,000
30,000	Bear Stearns, 3.13%, dated 02/29/08, due 03/03/08, repurchase price $30,008 collateralized by U.S. Government Agency Mortgages (y)	30,000
30,000	Credit Suisse First Boston LLC, 3.14%, dated 02/29/08, due 03/03/08, repurchase price $30,008, collateralized by U.S. Government Agency Mortgages	30,000
30,000	Lehman Brothers, Inc., 3.12%, dated 02/29/08, due 03/03/08, repurchase price $30,008, collateralized by U.S. Government Agency Mortgages	30,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $141,897)	141,897
	Total Investments — 114.6% (Cost $1,002,230)	1,062,652
	Liabilities in Excess of Other Assets — (14.6)%	(135,371)
	NET ASSETS — 100.0%	$927,281

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 91.1%
	Asset-Backed Securities — 0.0% (g)
1,250	Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M12, FRN, 5.14%, 09/25/35 (e) (f) (i)	62
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, FRN, 4.84%, 01/25/35 (i)	363
	Long Beach Mortgage Loan Trust,
478	Series 2004-2, Class B, FRN, 6.64%, 06/25/34 (e) (i)	29
175	Series 2004-5, Class M6, FRN, 5.64%, 09/25/34 (i)	75
	Total Asset Backed Securities (Cost $2,060)	529
	Convertible Bond — 0.1%
	Automobiles — 0.1%
2,000	Ford Motor Co., 4.25%, 12/15/36 (m) (Cost $2,193)	1,933
	Corporate Bonds — 79.8%
	Aerospace & Defense — 1.0%
417	Alliant Techsystems, Inc., 6.75%, 04/01/16	408
4,860	Esterline Technologies Corp., 6.63%, 03/01/17	4,884
	L-3 Communications Corp.,
4,000	5.88%, 01/15/15	3,890
8,650	6.38%, 10/15/15	8,585
		17,767
	Airlines — 2.2%
	American Airlines, Inc.,
1,010	3.06%, 09/28/08 (f) (i)	989
1,823	6.82%, 05/23/11 (i)	1,734
3,920	10.18%, 01/02/13 (i)	3,753
284	10.21%, 01/01/10 (i)	270
1,983	10.32%, 07/30/14 (e) (i)	1,883
	Continental Airlines, Inc.,
1,300	7.49%, 10/02/10	1,300
3,650	8.75%, 12/01/11 (c)	3,253
6,228	9.80%, 04/01/21 (m)	5,979
	Delta Air Lines, Inc.,
844	6.62%, 03/18/11	834
4,650	7.11%, 09/18/11	4,613
4,556	8.02%, 08/10/22 (e)	4,363
7,750	8.30%, 12/15/29 (c) (d)	407
2,847	8.95%, 08/10/14 (e)	2,725
2,500	10.13%, 05/15/10 (d)	131
4,000	Northwest Airlines, Inc., 7.03%, 11/01/19	3,800
	United AirLines, Inc.,
1,125	7.34%, 07/02/19 (c) (e)	990
2,412	FRN, 6.97%, 07/02/14 (e)	1,990
		39,014
	Auto Components — 1.7%
8,150	Delphi Corp., 7.13%, 05/01/29 (c) (d)	3,097
1,700	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15 (c)	1,789
13,095	JB Poindexter & Co., Inc., 8.75%, 03/15/14 (m)	9,232
9,505	Lear Corp., 8.75%, 12/01/16	8,198
	TRW Automotive, Inc.,
2,000	7.00%, 03/15/14 (c) (e)	1,845
5,720	7.25%, 03/15/17 (c) (e)	5,205
		29,366
	Automobiles — 2.0%
1,000	Ford Holdings LLC, 9.30%, 03/01/30	783
	Ford Motor Co.,
2,200	7.13%, 11/15/25	1,452
10,235	7.45%, 07/16/31 (c)	6,985
1,489	9.22%, 09/15/21	1,161
3,150	9.98%, 02/15/47 (m)	2,520
	General Motors Corp.,
12,675	8.10%, 06/15/24 (m)	9,411
17,650	8.38%, 07/15/33 (c)	13,502
		35,814
	Beverages — 0.7%
	Constellation Brands, Inc.,
2,900	7.25%, 09/01/16	2,806
4,200	7.25%, 05/15/17 (c)	4,042
4,885	8.38%, 12/15/14 (c)	4,995
		11,843
	Building Products — 0.4%
1,750	Associated Materials, Inc., SUB, 0.00%, 03/01/14 (c)	1,111
2,875	Gibraltar Industries, Inc., 8.00%, 12/01/15	2,386
4,150	Interline Brands, Inc., 8.13%, 06/15/14 (c)	3,994
		7,491
	Chemicals — 2.4%
1,000	M&G Finance Corp., 7.67%, 04/16/09 (i)	980
	Mosaic Co. (The),
4,675	7.63%, 12/01/14 (e)	4,967

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   65

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — Continued
525	7.88%, 12/01/16 (e)	564
17,750	PolyOne Corp., 8.88%, 05/01/12 (c)	17,883
4,705	Sterling Chemicals, Inc., 10.25%, 04/15/15 (e)	4,711
5,350	Terra Capital, Inc., 7.00%, 02/01/17	5,257
175	Tronox Worldwide LLC/Tronox Finance Corp., 9.50%, 12/01/12	154
	Quality Distribution LLC/QD Capital Corp.,
2,050	FRN, 8.76%, 01/15/12 (i) (m)	1,538
2,275	9.00%, 11/15/10 (i) (m)	1,467
5,050	Westlake Chemical Corp., 6.63%, 01/15/16 (m)	4,469
		41,990
	Commercial Services & Supplies — 1.1%
1,100	Cenveo Corp., 7.88%, 12/01/13 (c)	938
	Corrections Corp. of America,
1,671	6.25%, 03/15/13 (m)	1,667
2,150	6.75%, 01/31/14	2,161
2,025	7.50%, 05/01/11	2,066
1,050	FTI Consulting, Inc., 7.63%, 06/15/13	1,089
	Harland Clarke Holdings Corp.,
975	9.50%, 05/15/15	721
275	FRN, 7.82%, 05/15/15	178
5,996	Phoenix Color Corp., 13.00%, 02/01/09	5,936
	Quebecor World Capital Corp (Canada),
4,750	6.13%, 11/15/13 (d) (m)	2,090
3,925	8.75%, 03/15/16 (c) (d) (e)	1,904
2,700	Quebecor World, Inc. 9.75%, 01/15/15 (c) (d)	1,323
		20,073
	Computers & Peripherals — 0.4%
7,825	Seagate Technology HDD Holdings (Cayman Islands), 6.80%, 10/01/16	7,551
	Construction Engineering — 0.6%
12,250	United Rentals North America, Inc., 6.50%, 02/15/12	11,086
	Consumer Finance — 2.3%
2,825	ACE Cash Express, Inc., 10.25%, 10/01/14 (e)	2,317
	Ford Motor Credit Co. LLC,
1,000	7.80%, 06/01/12	862
7,645	8.00%, 12/15/16 (m)	6,261
10,865	8.63%, 11/01/10 (m)	9,949
2,900	9.75%, 09/15/10	2,727
7,020	9.88%, 08/10/11	6,498
2,510	FRN, 7.13%, 01/13/12 (m)	1,975
	GMAC LLC,
400	6.63%, 05/15/12	317
8,500	6.75%, 12/01/14	6,403
850	7.00%, 02/01/12 (m)	686
2,960	8.00%, 11/01/31 (m)	2,238
		40,233
	Consumer Products — 1.4%
8,940	Jarden Corp., 7.50%, 05/01/17 (c)	7,833
3,250	Southern States Cooperative, Inc., 11.00%, 11/01/10 (e)	3,364
	Spectrum Brands, Inc.,
7,225	7.38%, 02/01/15	4,714
2,000	PIK, 11.50%, 10/02/13 (c)	1,605
2,650	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	2,332
4,250	True Temper Sports, Inc., 8.38%, 09/15/11 (c)	2,168
2,285	Visant Corp., 7.63%, 10/01/12	2,205
		24,221
	Containers & Packaging — 3.0%
2,400	Ball Corp., 6.88%, 12/15/12 (c)	2,424
5,125	Berry Plastics Holding Corp., 8.88%, 09/15/14 (c)	4,523
4,000	Cascades, Inc. (Canada), 7.25%, 02/15/13 (m)	3,620
	Constar International, Inc.,
14,435	11.00%, 12/01/12 (c)	9,383
5,550	FRN, 6.44%, 02/15/12	4,773
3,000	Jefferson Smurfit Corp., 8.25%, 10/01/12 (c)	2,798
	Owens Brockway Glass Container, Inc.,
2,500	6.75%, 12/01/14 (m)	2,500
3,000	8.25%, 05/15/13 (m)	3,105
4,450	Plastipak Holdings, Inc., 8.50%, 12/15/15 (e)	4,149
5,685	Portola Packaging, Inc., 8.25%, 02/01/12 (m)	3,553
	Smurfit-Stone Container Enterprises, Inc.,
11,320	8.00%, 03/15/17 (m)	10,018
2,000	8.38%, 07/01/12	1,880
		52,726
	Distributors — 0.4%
	American Tire Distributors, Inc.,
5,725	10.75%, 04/01/13 (c)	5,382
1,375	FRN, 11.08%, 04/01/12	1,224
		6,606
	Diversified Consumer Services — 2.9%
	Allied Waste North America, Inc.,
2,250	5.75%, 02/15/11 (c)	2,194
1,200	6.13%, 02/15/14	1,137
4,400	6.88%, 06/01/17	4,257

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Consumer Services — Continued
5,870	7.13%, 05/15/16 (m)	5,796
1,750	7.25%, 03/15/15	1,739
4,000	7.88%, 04/15/13 (m)	4,085
1,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.75%, 05/15/16 (c)	835
1,000	Carriage Services, Inc., 7.88%, 01/15/15	970
2,000	Casella Waste Systems, Inc., 9.75%, 02/01/13	1,980
9,700	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	9,118
3,450	Mac-Gray Corp., 7.63%, 08/15/15	3,277
	Service Corp. International,
925	6.75%, 04/01/15	927
3,650	7.00%, 06/15/17 (m)	3,623
1,700	7.38%, 10/01/14 (m)	1,734
2,200	7.88%, 02/01/13 (m)	2,192
8,167	Stewart Enterprises, Inc., 6.25%, 02/15/13	7,657
		51,521
	Diversified Financial Services — 0.6%
11,100	TRAINS, VAR, 7.55%, 05/01/16 (c) (e)	10,847
	Diversified Manufacturing — 0.7%
12,360	Polypore, Inc., 8.75%, 05/15/12 (m)	11,742
1,300	SPX Corp., 7.63%, 12/15/14 (e)	1,339
		13,081
	Diversified Telecommunication Services — 3.4%
3,837	Cincinnati Bell, Inc., 7.25%, 07/15/13 (c)	3,837
	Citizens Communications Co.,
1,500	6.25%, 01/15/13	1,380
4,800	9.25%, 05/15/11 (m)	5,052
	Level 3 Financing, Inc.,
300	8.75%, 02/15/17	227
7,000	9.25%, 11/01/14 (m)	5,670
800	12.25%, 03/15/13	744
250	FRN, 6.70%, 02/15/15	176
1,517	McLeodUSA, Inc., 10.50%, 10/01/11 (e)	1,771
1,145	PAETEC Holding Corp., 9.50%, 07/15/15	1,062
1,525	Qwest Communications International, Inc., 7.50%, 02/15/14 (m)	1,483
	Qwest Corp.,
1,000	6.50%, 06/01/17	912
1,000	7.50%, 10/01/14 (m)	990
11,300	7.63%, 06/15/15 (m)	11,215
7,000	7.88%, 09/01/11 (m)	7,123
6,975	Time Warner Telecom Holdings, Inc., 9.25%, 02/15/14	6,975
	Windstream Corp.,
500	7.00%, 03/15/19	455
7,235	8.13%, 08/01/13	7,217
3,350	8.63%, 08/01/16	3,409
		59,698
	Electric Utilities — 1.4%
3,300	Energy Future Holdings Corp., 10.88%, 11/01/17 (e)	3,252
863	Nevada Power Co., 8.25%, 06/01/11	946
	NorthWestern Corp.,
1,900	5.88%, 11/01/14	1,915
1,800	7.00%, 08/15/23	1,836
	Reliant Energy, Inc.,
8,300	6.75%, 12/15/14	8,445
6,280	7.63%, 06/15/14	6,201
2,600	7.88%, 06/15/17 (c)	2,558
		25,153
	Electronic Equipment & Instruments — 1.4%
4,000	Cookson plc (United Kingdom), 6.97%, 11/01/09 (f) (i)	4,262
	Flextronics International Ltd. (Singapore),
8,075	6.25%, 11/15/14 (c)	7,490
800	6.50%, 05/15/13	766
4,180	Intcomex, Inc., 11.75%, 01/15/11 (c)	4,117
	Sanmina-SCI Corp.,
2,300	FRN, 7.74%, 06/15/10 (e)	2,265
1,625	FRN, 7.74%, 06/15/14 (e)	1,495
2,219	Smart Modular Technologies (Cayman Islands), FRN, 10.23%, 04/01/12	2,247
	STATS ChipPAC Ltd. (Singapore),
1,000	6.75%, 11/15/11	1,035
600	7.50%, 07/19/10 (c)	630
		24,307
	Energy Equipment & Services — 2.5%
9,410	Arch Western Finance LLC, 6.75%, 07/01/13	9,269
450	Bristow Group, Inc., 7.50%, 09/15/17 (e)	451
6,225	Calfrac Holdings LP, 7.75%, 02/15/15 (e)	5,540
1,600	Chart Industries, Inc., 9.13%, 10/15/15	1,572
6,750	Key Energy Services, Inc., 8.38%, 12/01/14 (c) (e)	6,767
3,950	Offshore Logistics, Inc., 6.13%, 06/15/13	3,792
1,162	Oslo Seismic Services, Inc., 8.28%, 06/01/11	1,249
7,701	PHI, Inc., 7.13%, 04/15/13	7,085

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   67

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — Continued
5,375	Pride International, Inc., 7.38%, 07/15/14 (m)	5,590
3,500	Seitel, Inc., 9.75%, 02/15/14	2,905
		44,220
	Food & Staples Retailing — 1.1%
6,250	Golden State Foods Corp. (a), 9.24%, 01/10/12 (e) (i)	6,414
7,900	Rite Aid Corp., 7.50%, 03/01/17	6,912
1,900	Stater Brothers Holdings, 7.75%, 04/15/15	1,805
4,700	SUPERVALU, Inc., 7.50%, 11/15/14	4,665
		19,796
	Food Products — 3.0%
	Chiquita Brands International, Inc.,
14,182	7.50%, 11/01/14	12,338
1,400	8.88%, 12/01/15 (c)	1,257
5,630	Dean Foods Co., 7.00%, 06/01/16 (c)	4,926
14,635	Eurofresh, Inc., 11.50%, 01/15/13 (c) (e)	8,049
6,715	Land O’ Lakes, Inc., 9.00%, 12/15/10 (m)	6,984
3,974	National Beef Packing Co. LLC/NB Finance Corp., 10.50%, 08/01/11	3,497
	Pilgrim’s Pride Corp.,
8,305	7.63%, 05/01/15 (m)	7,931
1,775	8.38%, 05/01/17	1,562
	Smithfield Foods, Inc.,
1,125	7.00%, 08/01/11	1,097
2,500	7.75%, 05/15/13 (c)	2,456
3,750	7.75%, 07/01/17 (c)	3,562
		53,659
	Gaming — 2.6%
1,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.25%, 06/15/15 (e)	720
9,750	Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 (e)	8,677
	MGM Mirage, Inc.,
4,500	6.63%, 07/15/15	4,022
4,200	6.75%, 09/01/12	3,948
625	7.50%, 06/01/16	581
3,000	7.63%, 01/15/17 (c)	2,828
2,900	8.38%, 02/01/11	2,914
2,610	Pokagon Gaming Authority, 10.38%, 06/15/14 (e)	2,714
7,350	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, FRN, 7.49%, 03/15/14 (e)	5,733
4,375	Shingle Springs Tribal Gaming Authority, 9.38%, 06/15/15 (e)	3,894
	Wynn Las Vegas Capital Corp.,
9,775	6.63%, 12/01/14 (c) (e)	9,384
		45,415
	Health Care Equipment & Supplies — 0.9%
4,600	Bausch & Lomb, Inc., 9.88%, 11/01/15 (c) (e)	4,669
2,250	Cooper Cos., Inc. (The), 7.13%, 02/15/15 (c)	2,138
8,185	LVB Acquisition Merger Sub, Inc., 10.00%, 10/15/17 (e)	8,461
		15,268
	Health Care Providers & Services — 6.1%
8,730	Community Health Systems, Inc., 8.88%, 07/15/15	8,566
4,760	FMC Finance III S.A. (Luxembourg), 6.88%, 07/15/17	4,772
3,150	Fresenius Medical Care Capital Trust IV, 7.88%, 06/15/11	3,260
	HCA, Inc.,
2,550	6.30%, 10/01/12 (m)	2,314
1,275	6.50%, 02/15/16 (c)	1,077
2,050	9.13%, 11/15/14	2,091
12,400	9.25%, 11/15/16	12,710
1,900	IASIS Healthcare LLC / IASIS Capital Corp., 8.75%, 06/15/14	1,876
18,180	Medical Services Co., FRN, 11.76%, 10/15/11 (m)	16,362
4,894	Multiplan, Inc., 10.38%, 04/15/16 (e)	4,527
	Omnicare, Inc.,
7,218	6.75%, 12/15/13	6,424
5,150	6.88%, 12/15/15	4,494
	Psychiatric Solutions, Inc.,
1,650	7.75%, 07/15/15	1,634
13,717	TeamHealth, Inc., 11.25%, 12/01/13 (m)	13,168
	Tenet Healthcare Corp.,
850	6.38%, 12/01/11	762
11,815	9.88%, 07/01/14 (m)	11,032
1,150	United Surgical Partners International, Inc., 8.88%, 05/01/17	1,081
9,955	Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14 (m)	9,507
3,250	Ventas Realty LP/Ventas Capital Corp., 9.00%, 05/01/12	3,478
		109,135

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 0.4%
2,550	O’Charleys, Inc., 9.00%, 11/01/13 (c)	2,295
1,500	OSI Restaurant Partners, Inc., 10.00%, 06/15/15 (c) (e)	915
	Six Flags, Inc.,
1,775	9.63%, 06/01/14 (c)	1,101
3,300	9.75%, 04/15/13 (c)	2,079
		6,390
	Household Durables — 0.4%
4,275	KB Home, 5.88%, 01/15/15	3,778
1,000	M/I Homes, Inc., 6.88%, 04/01/12 (c)	850
3,525	Meritage Homes Corp., 7.00%, 05/01/14	2,644
		7,272
	Independent Power Producers & Energy Traders — 5.0%
	AES Corp. (The),
1,500	8.00%, 10/15/17	1,530
13,411	8.75%, 05/15/13 (e)	14,015
5,000	Calpine Generating Co. LLC, FRN, 0.00%, 04/01/11 (c) (d) (f)	737
	Dynegy Holdings, Inc.,
2,000	6.88%, 04/01/11	1,943
5,225	7.13%, 05/15/18	4,702
5,900	7.50%, 06/01/15	5,524
3,000	8.75%, 02/15/12	3,037
	Edison Mission Energy,
5,200	7.00%, 05/15/17	5,109
2,925	7.20%, 05/15/19	2,867
5,400	7.75%, 06/15/16	5,562
1,353	FPL Energy Wind Funding LLC, 6.88%, 06/27/17 (e)	1,400
	Midwest Generation LLC,
3,328	8.30%, 07/02/09 (m)	3,378
1,503	8.56%, 01/02/16	1,600
	Mirant Americas Generation LLC,
10,725	8.30%, 05/01/11	10,792
7,130	8.50%, 10/01/21	6,310
2,350	Mirant North America LLC, 7.38%, 12/31/13	2,359
	NRG Energy, Inc.,
1,650	7.25%, 02/01/14	1,611
4,000	7.38%, 02/01/16	3,855
1,875	7.38%, 01/15/17	1,805
2,690	Ormat Funding Corp., 8.25%, 12/30/20 (m)	2,703
7,275	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15 (e)	7,093
		87,932
	Industrial Conglomerates — 0.5%
6,480	Milacron Escrow Corp., 11.50%, 05/15/11	4,860
4,649	Trimas Corp., 9.88%, 06/15/12 (c)	4,225
		9,085
	Industrial Machinery — 1.0%
4,225	Baldor Electric Co., 8.63%, 02/15/17 (c)	4,140
1,750	Belden, Inc., 7.00%, 03/15/17	1,702
3,750	Gardner Denver, Inc., 8.00%, 05/01/13	3,713
	General Cable Corp.,
1,730	7.13%, 04/01/17 (c)	1,661
1,800	FRN, 7.10%, 04/01/15	1,548
	RBS Global, Inc. and Rexnord Corp.,
3,975	8.88%, 09/01/16	3,379
575	9.50%, 08/01/14	518
950	Valmont Industries, Inc., 6.88%, 05/01/14 (c)	936
		17,597
	Insurance — 0.6%
4,530	Crum & Forster Holdings Corp., 7.75%, 05/01/17	4,405
	HUB International Holdings, Inc.,
4,250	9.00%, 12/15/14 (e)	3,358
2,150	10.25%, 06/15/15 (e)	1,591
1,000	USI Holdings Corp., FRN, 6.94%, 11/15/14 (e)	781
		10,135
	IT Services — 0.6%
	Unisys Corp.,
9,150	8.00%, 10/15/12 (c)	7,915
2,500	12.50%, 01/15/16	2,494
		10,409
	Marine — 0.3%
2,000	Navios Maritime Holdings, Inc. (Marshall Island), 9.50%, 12/15/14 (c)	1,925
600	Stena AB (Sweden), 7.50%, 11/01/13	590
3,375	Ultrapetrol Bahamas Ltd. (Bahamas), 9.00%, 11/24/14	3,076
		5,591
	Media — 8.2%
	Adelphia Communications Corp.,
1,075	7.75%, 01/15/09 (d)	77
1,450	8.13%, 07/15/03 (d)	107
3,175	9.38%, 11/15/09 (c) (d)	226
3,500	10.88%, 10/01/10 (d)	263
9,055	Adelphia Recovery Trust, Series ACC-1	611

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   69

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
1,500	Allbritton Communications Co., 7.75%, 12/15/12	1,493
4,150	Barrington Broadcasting Group LLC and Barrington Broadcasting Capital Corp., 10.50%, 08/15/14	3,756
4,225	Block Communications, Inc., 8.25%, 12/15/15 (e)	4,056
2,100	CanWest MediaWorks LP (Canada), 9.25%, 08/01/15 (c) (e)	1,974
4,425	CCH I Holdings LLC, 11.13%, 01/15/14 (m)	2,146
5,472	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.00%, 10/01/15 (m)	3,803
3,500	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13 (c)	3,071
	Charter Communications Operating LLC/Charter Communications Operating Capital,
2,000	8.38%, 04/30/14 (c) (e)	1,840
3,200	10.25%, 09/15/10 (m)	2,928
4,000	10.25%, 09/15/10 (m)	3,630
4,850	CSC Holdings, Inc., 7.63%, 04/01/11	4,820
2,000	Dex Media West LLC/Dex Media Finance Co., 8.50%, 08/15/10	1,872
	DirecTV Holdings LLC/DirecTV Financing Co.,
8,775	6.38%, 06/15/15 (m)	8,139
9,400	8.38%, 03/15/13 (m)	9,682
	Echostar DBS Corp.,
6,850	6.38%, 10/01/11	6,747
3,400	7.00%, 10/01/13	3,349
5,375	Fisher Communications, Inc., 8.63%, 09/15/14	5,415
7,140	Idearc, Inc., 8.00%, 11/15/16 (m)	4,213
	Intelsat Bermuda Ltd. (Bermuda),
3,550	9.25%, 06/15/16	3,550
1,350	11.25%, 06/15/16	1,345
4,325	Intelsat Corp., 9.00%, 08/15/14	4,325
4,100	Intelsat Subsidiary Holding Co., Ltd. (Bermuda), 8.25%, 01/15/13 (m)	4,100
7,295	Lamar Media Corp., 6.63%, 08/15/15 (c)	6,711
1,800	7.25%, 01/01/13 (c)	1,741
625	LBI Media, Inc., SUB, 0.00%, 10/15/13	506
3,342	Mediacom LLC/Mediacom Capital Corp., 9.50%, 01/15/13 (c)	2,924
5,960	Nexstar Broadcasting, Inc., 7.00%, 01/15/14 (m)	5,409
3,450	Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., SUB, 0.00%, 04/01/13 (c)	3,355
4,000	NTL Cable plc (United Kingdom), 9.13%, 08/15/16 (c)	3,360
1,750	Quebecor Media, Inc. (Canada), 7.75%, 03/15/16	1,606
2,800	Radio One, Inc., 6.38%, 02/15/13 (c)	1,960
	RH Donnelley Corp.,
4,325	6.88%, 01/15/13 (c) (m)	2,552
5,375	8.88%, 01/15/16 (m)	3,198
450	8.88%, 10/15/17 (e)	263
	Valassis Communications, Inc.,
2,000	6.63%, 01/15/09 (c)	1,982
9,880	8.25%, 03/01/15 (c)	8,349
10,275	Videotron Ltee (Canada), 6.88%, 01/15/14 (m)	9,967
3,450	Virgin Media Finance plc (United Kingdom), 8.75%, 04/15/14 (c)	2,950
2,000	XM Satellite Radio, Inc., 10.00%, 06/01/13	1,840
		146,211
	Metals & Mining — 0.8%
6,100	AK Steel Corp., 7.75%, 06/15/12 (c)	6,146
200	CII Carbon LLC, 11.13%, 11/15/15 (e)	174
2,900	FMG Finance Pty Ltd. (Australia), 10.63%, 09/01/16 (c) (e)	3,292
1,000	Noranda Aluminum Acquisition Corp., PIK, 8.74%, 05/15/15 (e)	770
	Steel Dynamics, Inc.,
1,900	6.75%, 04/01/15	1,857
500	7.38%, 11/01/12 (e)	506
2,300	Wolverine Tube, Inc., 10.50%, 04/01/09 (c)	2,036
		14,781
	Multiline Retail — 0.2%
3,125	Dollar General Corp., 10.63%, 07/15/15 (c) (e)	2,984
	Oil, Gas & Consumable Fuels — 8.5%
1,475	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., 10.00%, 06/01/12	1,549
5,250	AmeriGas Partners LP, 7.25%, 05/20/15	5,171
1,650	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	1,609
	Berry Petroleum Co.,
5,035	8.25%, 11/01/16	5,123
	Chesapeake Energy Corp.,
500	6.38%, 06/15/15	484
900	6.88%, 01/15/16	887
2,600	7.50%, 06/15/14 (m)	2,652
2,400	7.63%, 07/15/13	2,436
160	Colorado Interstate Gas Co., 5.95%, 03/15/15 (c)	161

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
	El Paso Corp.,
4,000	6.88%, 06/15/14 (m)	4,090
1,500	7.88%, 06/15/12 (c)	1,576
4,250	El Paso Performance-Linked Trust, 7.75%, 07/15/11 (e)	4,408
	Encore Acquisition Co.,
825	6.00%, 07/15/15	740
3,525	6.25%, 04/15/14	3,278
5,350	7.25%, 12/01/17 (c)	5,096
3,000	Ferrell Gas Co., 7.42%, 08/01/13 (i)	2,790
4,250	Forbes Energy Services, 11.00%, 02/15/15 (e)	4,165
4,650	Forest Oil Corp., 7.25%, 06/15/19 (c) (e)	4,685
5,500	Helix Energy Solutions Group, Inc., 9.50%, 01/15/16 (e)	5,500
11,543	Holly Energy Partners LP, 6.25%, 03/01/15	10,446
	Massey Energy Co.,
6,915	6.63%, 11/15/10	6,881
3,625	6.88%, 12/15/13	3,516
500	Northwest Pipeline Corp., 7.00%, 06/15/16	524
4,480	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14 (c) (e)	4,424
	Pacific Energy Partners LP/Pacific Energy Finance Corp.,
750	6.25%, 09/15/15 (m)	774
4,250	7.13%, 06/15/14 (m)	4,505
	Peabody Energy Corp.,
1,000	5.88%, 04/15/16	947
1,175	6.88%, 03/15/13 (c)	1,197
1,500	Plains Exploration & Production Co., 7.75%, 06/15/15	1,496
1,535	Premcor Refining Group, Inc. (The), 7.50%, 06/15/15	1,611
11,525	Range Resources Corp., 7.50%, 05/15/16 (m)	11,900
7,000	Sabine Pass LNG LP, 7.25%, 11/30/13	6,860
1,700	Southwestern Energy Co., 7.50%, 02/01/18 (e)	1,751
10,224	Suburban Propane Partners LP/Suburban Energy Finance Corp., 6.88%, 12/15/13	9,917
9,965	Swift Energy Co., 7.13%, 06/01/17	9,268
7,400	W&T Offshore, Inc., 8.25%, 06/15/14 (c) (e)	6,919
	Williams Cos, Inc.,
2,325	6.38%, 10/01/10 (e)	2,377
1,600	7.63%, 07/15/19 (m)	1,712
2,175	8.13%, 03/15/12	2,371
1,500	FRN, 6.73%, 10/01/10 (e)	1,526
	Williams Partners LP/Williams Partners Finance Corp.,
2,345	7.25%, 02/01/17	2,363
1,600	7.50%, 06/15/11 (c)	1,688
		151,373
	Paper & Forest Products — 2.0%
	Abitibi-Consolidated Co. of Canada (Canada)
65	5.25%, 06/20/08 (c)	55
2,355	6.00%, 06/20/13 (c)	1,213
1,100	7.75%, 06/15/11 (c)	605
5,135	8.38%, 04/01/15 (c)	2,876
	Abitibi-Consolidated, Inc. (Canada),
2,300	6.95%, 04/01/08 (c)	2,282
680	8.55%, 08/01/10 (c)	380
1,945	8.85%, 08/01/30	934
219	Ainsworth Lumber Co., Ltd. (Canada), 6.75%, 03/15/14 (c)	140
4,000	Bowater Canada Finance Corp. (Canada), 7.95%, 11/15/11 (c)	2,620
	Domtar Corp.,
1,300	7.13%, 08/15/15 (c)	1,222
2,645	7.88%, 10/15/11	2,605
	Georgia-Pacific Corp.,
3,590	7.00%, 01/15/15 (c) (e)	3,366
5,040	7.13%, 01/15/17 (e)	4,687
	NewPage Corp.,
1,725	10.00%, 05/01/12 (c) (e)	1,729
4,200	12.00%, 05/01/13 (c)	4,137
	Verso Paper Holdings LLC and Verson Paper, Inc.,
3,000	9.13%, 08/01/14	2,827
3,725	11.38%, 08/01/16 (c)	3,371
		35,049
	Pharmaceuticals — 0.9%
5,733	Celtic Pharma Phinco B.V., 17.00%, 06/15/12 (i)	5,618
	Elan Finance plc/Elan Finance Corp. (Ireland),
7,830	7.75%, 11/15/11	7,380
3,000	FRN, 7.07%, 11/15/11	2,752
865	Valeant Pharmaceuticals International, 7.00%, 12/15/11	835
		16,585

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   71

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 0.2%
700	Host Hotels & Resorts LP, 6.88%, 11/01/14 (c)	676
1,000	Host Marriott LP, 7.00%, 08/15/12 (c)	975
1,500	Ventas Realty LP/Ventas Capital Corp., 6.75%, 04/01/17	1,477
		3,128
	Road & Rail — 0.1%
5,600	IdleAire Technologies Corp., SUB, 0.00%, 12/15/12	1,736
	Semiconductors & Semiconductor Equipment — 1.8%
	Freescale Semiconductor, Inc.,
4,425	8.88%, 12/15/14	3,606
2,000	FRN, 8.87%, 12/15/14	1,425
	MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. (Luxembourg),
2,775	6.88%, 12/15/11 (c)	2,206
4,100	8.00%, 12/15/14 (c) (m)	2,706
4,875	FRN, 8.24%, 12/15/11 (m)	3,863
	NXP BV/NXP Funding LLC (Netherlands),
9,255	7.88%, 10/15/14 (c)	8,422
4,620	FRN, 7.01%, 10/15/13 (c)	3,731
9,475	Spansion, Inc., FRN, 8.25%, 06/01/13 (e)	6,917
		32,876
	Specialty Retail — 0.6%
1,650	Brown Shoe Co., Inc., 8.75%, 05/01/12	1,650
5,500	Collective Brands, Inc., 8.25%, 08/01/13	5,005
5,050	General Nutrition Centers, Inc., PIK, 10.01%, 03/15/14	4,027
650	Susser Holdings LLC, 10.63%, 12/15/13 (e)	665
		11,347
	Textiles, Apparel & Luxury Goods — 0.3%
5,080	Broder Brothers Co., 11.25%, 10/15/10 (m)	3,556
2,925	Hanesbrands, Inc., FRN, 8.20%, 12/15/14	2,574
		6,130
	Tobacco — 0.5%
	Alliance One International, Inc.,
7,582	11.00%, 05/15/12	7,696
1,150	12.75%, 11/15/12 (c)	1,167
		8,863
	Wireless Telecommunication Services — 0.7%
	Cricket Communications, Inc.,
1,435	9.38%, 11/01/14 (c)	1,277
1,200	9.38%, 11/01/14 (e)	1,068
3,000	iPCS, Inc., FRN, 5.36%, 05/01/13	2,400
8,575	MetroPCS Wireless, Inc., 9.25%, 11/01/14	7,546
		12,291
	Total Corporate Bonds (Cost $1,522,684)	1,415,646

SHARES
		Common Stocks — 0.4%
		Airlines — 0.1%
174		Delta Air Lines, Inc. (a)	2,328
		Diversified Telecommunication Services — 0.0% (g)
—	(h)	AboveNet, Inc. (a)	33
1		XO Holdings, Inc. (a),	2
			35
		Hotels, Restaurants & Leisure — 0.0% (g)
9		Bally Total Fitness Holding Corp. (a) (i)	3
29		Bally Total Fitness Holding Corp. (a) (c) (f) (z)	6
			9
		Independent Power Producers & Energy Traders — 0.0% (g)
7		Mirant Corp. (a)	253
		Media — 0.3%
64		Spanish Broadcasting System Inc., (a)	—	(h)
160		Time Warner Cable, Inc., Class A (a)	4,359
			4,359
		Specialty Retail — 0.0% (g)
19		Mattress Discounters Corp. (a) (f) (i)	31
		Textiles & Apparel — 0.0% (g)
66		WestPoint International, Inc. (a) (f) (i)	—	(h)
		Total Common Stocks (Cost $12,837)	7,015
		Preferred Stocks — 0.0% (g)
		Media — 0.0% (g)
1		Spanish Broadcasting System Inc., PIK, 10.75%, 10/15/08 (x) (Cost $751)	720

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Loan Assignments & Participations — 10.8%
	Aerospace & Defense — 0.3%
508	Hawker Beechcraft Acquisition Company LLC, Letter of Credit, 4.73%, 03/26/14	471
5,964	Hawker Beechcraft Acquisition Company LLC, Term Loan 6.83%, 03/26/14	5,526
		5,997
	Automobiles — 0.2%
4,945	Ford Motor Co., Term Loan B, 8.00%, 12/15/13	4,215
	Building Products — 0.2%
2,107	Associated Materials, Inc., Term Loan, 7.39%, 08/29/10	1,875
60	Ply Gem Canadian Term Loan, 7.58%, 08/07/14	51
1,923	Ply Gem Term B3 Loan, 7.58%, 08/07/14	1,615
		3,541
	Chemicals — 0.7%
5,500	Millenium Inorganic Chemical, 1st Lien, 7.08%, 05/15/14 (i)	4,345
2,000	Millenium Inorganic Chemical, 2nd Lien, 10.58%, 05/15/14 (i)	1,340
4,966	Polymer Group Inc., Term Loan B, 7.09%, 11/22/12	4,122
	Texas PetroChemicals LP, Term Loan B,
857	5.81%, 06/27/13	789
1,119	7.38%, 06/27/13	1,030
		11,626
	Commercial Services & Supplies — 0.2%
27	Cenveo Corp., Delayed Draw Term Loan, 6.66%, 06/21/13	24
822	Cenveo Corp., Term Loan C, 6.66%, 06/21/13	725
3,483	Clarke American, Tranche B Term Loan, 7.33%, 04/01/14	2,829
		3,578
	Computers & Peripherals — 0.3%
2,955	Stratus Technologies Inc., 1st Lien Term Loan (Germany), 8.58%, 03/29/11	2,527
4,015	Stratus Technologies Inc., 2nd Lien Term Loan (Germany), 14.58%, 03/29/12	3,413
		5,940
	Construction Engineering — 0.1%
2,387	Rental Service Corp., 2nd Lien Term Loan, 8.15%, 11/30/13	2,014
	Consumer Finance — 0.3%
	Checksmart Financial Company, Term Loan B,
1,191	5.88%, 05/01/12	762
2,821	7.58%, 05/01/12	1,805
270	7.90%, 05/01/12	173
2,993	Daimlerchrysler Financial, 1st Lien, 9.00%, 08/03/12	2,584
		5,324
	Consumer Products — 0.3%
256	Spectrum Brands, Letter of Credit, 2.99%, 03/30/13	229
	Spectrum Brands, Term B Loan
1,286	7.07%, 03/30/13	1,148
1,624	7.10%, 03/30/13	1,449
1,654	8.44%, 03/30/13	1,476
1,353	8.62%, 03/30/13	1,208
		5,510
	Diversified Financial Services — 0.4%
4,913	LPL Financial Holdings, Inc., Tranche C, D Term Loan, 6.83%, 06/28/13	4,348
2,352	Realogy Corp., Initial Term B Loan, 7.51%, 04/05/14	1,978
633	Realogy Corp., Letter of Credit, 2.96%, 04/05/14	533
		6,859
	Diversified Telecommunication Services — 0.5%
4,935	CavTel Holdings LLC, Term Loan, 9.58%, 03/24/12	3,677
321	PAETEC Holding Corp., 1st Lien, 5.62%, 02/28/13	286
	ML Level 3 Communications, Term Loan,
286	5.39%, 03/13/14	249
714	6.63%, 03/13/14	623
3,346	Time Warner Telecom, Term Loan B, 5.13%, 10/06/13	3,095
		7,930
	Electrical Equipment & Instruments — 0.0% (g)
995	BOC Edwards, 1st Lien Term Loan B, 5.09%, 05/31/14	683
	Energy Equipment & Services — 0.2%
	Chart Industries Term Loan B
14	6.88%, 10/17/12	13
97	7.19%, 10/17/12	90
	Moreno Group, Delayed Draw,
331	5.87%, 05/10/14	273

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   73

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — Continued
222	5.89%, 05/10/14	183
	Moreno Group LLC, Term Loan B
1,667	5.71%, 05/10/14	1,375
1,506	5.87%, 05/10/14	1,242
1,250	5.90%, 05/10/14	1,031
		4,207
	Gaming — 0.5%
529	Isle of Capri Casinos, Delayed Draw Term Loan A, 4.88%, 07/26/13	456
702	Isle of Capri Casinos, Delayed Draw Term Loan B, 6.58%, 07/26/13	605
1,756	Isle of Capri Casinos, Term Loan B, 6.58%, 07/26/13	1,521
7,333	Venetian Macau, Term Loan B, 7.08%, 05/25/13	6,614
		9,196
	Health Care Providers & Services — 1.3%
8,978	Biomet, Inc., 1st Lien Term Loan, 7.86%, 03/15/15	8,588
4,383	Community Health Systems, Inc., Term Loan, 5.34%, 07/25/14	4,008
4,356	HCA, Inc., Term Loan B, 7.08%, 11/18/13	3,989
706	IASIS Healthcare, Delayed Draw Term Loan, 7.15%, 03/14/14	631
	IASIS Healthcare, Term Loan B
3,215	5.24%, 03/14/14	2,873
8	6.83%, 03/14/14	7
296	IASIS Healthcare Corp., Term Loan B Letter of Credit, 3.01%, 03/14/14	264
	Onex Carestream, 1st Lien Bank Loan,
447	5.12%, 04/30/13	367
1,559	5.24%, 04/30/13	1,280
944	6.83%, 04/30/13	774
		22,781
	Hotels, Restaurants & Leisure — 0.5%
168	Outback Steakhouse, Prerefunded RC Commitment, 4.88%, 06/14/14	136
4,160	Outback Steakhouse, Term Loan B, 5.44%, 06/14/14	3,354
	Six Flags Theme Parks, Inc., Term Loan,
1,647	5.33%, 05/25/13	1,400
359	5.35%, 05/25/13	302
4,959	5.39%, 05/25/13	4,215
		9,407
	Household Durables — 0.1%
98	Jacuzzi Brands, Inc., 1st Lien Letter of Credit, 4.73%, 02/07/14	78
	Jacuzzi Brands, Inc., 1st Lien Term Loan B
1,098	5.49%, 02/07/14	878
2	5.51%, 02/07/14	2
		958
	Independent Power Producers & Energy Traders — 1.1%
8,614	Calpine Corp., 1st Priority Term Loan, 7.08%, 03/29/09	7,680
7,375	NRG Energy, Inc. (Opco), Term Loan B, 6.58%, 12/01/13	5,359
3,405	NRG Energy, Inc. (Opco), Term Loan Credit Linked Deposit, 4.73%, 12/01/13	4,571
	TXU Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan
143	6.48%, 10/10/14	130
855	6.60%, 10/10/14	778
	TXU Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan
229	6.48%, 10/10/14	208
1,771	6.60%, 10/10/14	1,611
		20,337
	Industrial Machinery — 0.5%
	Baldor Electric Co., Term Loan,
2,212	4.88%, 01/31/14	2,073
1,759	5.06%, 01/31/14	1,649
1,393	Rexnord Corp., Initial Tranche B-2 Term B Loan, 7.40%, 07/21/13	1,267
	Rexnord Corp., Term Loan B,
131	5.62%, 07/21/13	115
3,607	6.43%, 07/21/13	3,174
		8,278
	Insurance — 0.1%
284	HUB International, Delayed Draw Term Loan, 7.34%, 06/13/14	241
1,626	HUB International, Term Loan B, 7.33%, 06/13/14	1,382
		1,623
	IT Services — 0.7%
1,496	CompuCom Systems, Term Loan, 6.63%, 08/23/14	1,324
	First Data Corp., Initial B1 Term Loan,
193	7.58%, 09/24/14	175
2,600	7.63%, 09/24/14	2,359

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
	First Data Corp., Initial B3 Term Loan,
618	7.58%, 09/24/14	562
8,344	7.63%, 09/24/14	7,582
		12,002
	Media — 0.8%
1,000	Intelsat Bermuda Ltd., Term Loan (Bermuda), 5.61%, 02/02/14	989
2,244	Sirius Satellite Radio, Term Loan, 5.38%, 06/20/12	1,896
	Univision Communications, Inc., 1st Lien Initial Term Loan,
195	5.38%, 09/20/14	164
6,834	5.49%, 09/20/14	5,738
2,000	Univision Communications, Inc., 2nd Lien, 5.63%, 03/29/09	1,912
3,246	Valassis Communications, Inc., Term Loan B, 6.58%, 03/02/14	2,962
		13,661
	Multiline Retail — 0.1%
1,500	Dollar General Corp., Tranche B-1 Term Loan, 5.99%, 07/06/14	1,331
	Oil, Gas & Consumable Fuels — 0.3%
4,999	Atlas Pipeline Partners, Term Loan, 5.88%, 07/27/14	4,720
	Paper & Forest Products — 0.1%
2,000	Newpage Corp., Term Loan, 8.69%, 12/21/14	1,938
	P&C — 0.0% (g)
993	Swett & Crawford, 1st Lien, 6.25%, 04/03/14	774
	Semiconductors & Semiconductor Equipment — 0.1%
1,485	Isola Group S.A.R.L., 1st Lien, 9.58%, 12/18/12	1,277
750	Isola Group S.A.R.L., 2nd Lien, 10.87%, 12/18/13	660
	TTM Technologies, Inc., Term Loan,
180	5.38%, 10/31/12	166
420	5.59%, 10/31/12	386
		2,489
	Specialty Retail — 0.5%
119	ARAMARK Corp., Letter of Credit Facility Deposit, 3.17%, 01/26/14	110
1,881	ARAMARK Corp. Term Loan, 6.71%, 01/26/14	1,733
	General Nutrition Centers, Inc., Tranche B Term Loan,
3,116	6.98%, 09/16/13	2,598
3,842	7.08%, 09/16/13	3,203
		7,644
	Wireless Telecommunication Services — 0.4%
1,995	Alltel Communications, Term Loan B-3, 5.87%, 05/16/15	1,803
	MetroPCS Communications, Inc., Tranche B Term Loan B,
3,125	5.50%, 11/03/13	2,844
1,813	7.13%, 11/03/13	1,649
		6,296
	Total Loan Assignments & Participations (Cost $215,394)	190,859

NO. OF RIGHTS
Rights — 0.0% (g)
Textiles, Apparel & Luxury Goods — 0.0% (g)
59	WestPoint International, Inc. (a) (f) (i) (Cost $—)	—	(h)

NO. OF WARRANTS
		Warrants — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
		AboveNet, Inc. (a)
—	(h)	Expires 09/08/08 (Strike Price $20.00)	10
—	(h)	Expires 09/08/10 (Strike Price $24.00)	11
		XO Holdings, Inc. (a)
2		Class A, expires 01/16/10 (Strike Price $6.25)	—	(h)
2		Class B, expires 01/16/10 (Strike Price $7.50)	—	(h)
2		Class C, expires 01/16/10 (Strike Price $10.00)	—	(h)
			21
		Transportation Services — 0.0% (g)
6		IdleAire Technologies Corp. (a) Expires 12/15/15 (Strike Price $1.00)	6
		Total Warrants (Cost $—)	27
		Total Long-Term Investments (Cost $1,755,919)	1,616,729

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   75

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 7.2%
	Investment Company — 7.2%
128,108	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $128,108)	128,108

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 11.9%
	Asset Backed Securities — 0.4%
2,607	GSAA, Series 2005-15, Class A1, FRN, 3.23%, 03/25/08	2,607
4,348	GSAA, Series 2006-3, Class A1, FRN, 3.22%, 03/25/08	4,348
		6,955
	Certificates of Deposit — 0.3%
5,000	Bank of New York, FRN, 3.15%, 05/02/08	4,999
	Commercial Paper — 1.7%
10,000	Bavaria Universal Funding Corp., 3.76%, 03/26/08	9,976
10,000	Belmont Funding LLC, 3.76%, 03/18/08	9,984
10,000	Ebbets Funding LLC, 3.76%, 03/18/08	9,984
		29,944
	Corporate Notes — 5.5%
14,000	Banque Federative du Credit Mutuel (France), FRN, 3.15%, 08/01/08	14,000
9,000	BBVA Senior Finance S.A. (Spain), FRN, 5.18%, 03/12/10	9,000
10,500	Caixa Catal (Spain), FRN, 5.18%, 06/30/08	10,500
4,000	Citigroup Global Markets, Inc., FRN, 3.28%, 03/03/08	4,000
6,000	General Electric Capital Corp., FRN, 3.15%, 03/12/10	5,925
4,000	Goldman Sachs Group, Inc., FRN, 3.25%, 02/13/09	4,000
13,000	Macquarie Bank Ltd. (Australia), FRN, 3.13%, 08/20/08	13,000
11,000	Monumental Global Funding, FRN, 3.14%, 05/24/10	10,951
2,000	Monumental Global Funding II, FRN, 3.15%, 03/26/10	2,000
	Pricoa Global Funding I,
5,000	FRN, 3.12%, 09/26/08	5,000
5,000	FRN, 3.16%, 12/15/09	5,000
4,700	Unicredito Italiano Bank plc (Ireland), FRN, 3.19%, 08/08/08	4,700
10,000	World Savings Bank FSB, FRN, 3.18%, 06/20/08	10,000
		98,076
	Repurchase Agreements — 3.8%
6,687	Banc of America Securities LLC, 3.17%, dated 02/29/08, due 03/03/08, repurchase price $6,689, collateralized by U.S. Government Agency Mortgages	6,687
30,000	Barclays Capital, 3.18%, dated 02/29/28, due 03/03/08, repurchase price $30,008, collateralized by U.S. Government Agency Mortgages	30,000
30,000	Lehman Brothers, Inc., 3.12%, dated 02/29/08, due 03/03/08, repurchase price $30,008, collateralized by U.S. Government Agency Mortgages	30,000
		66,687
	Time Deposit — 0.2%
4,000	Ulster Bank Ireland Ltd., Dublin, (Ireland) FRN, 3.32%, 03/17/08	4,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $210,787)	210,661
	Total Investments — 110.2% (Cost $2,094,814)	1,955,498
	Liabilities in Excess of Other Assets — (10.2)%	(180,297)
	NET ASSETS — 100.0%	$1,775,201

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.3%
		Asset-Backed Securities — 1.6%
1,595		American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	1,617
193		Bear Stearns Asset Backed Securities Trust, Inc., Series 2006-SD1, Class A, FRN, 3.50%, 04/25/36 (i) (y)	164
500		Capital One Auto Finance Trust, Series 2007-C, Class A2B, FRN, 3.54%, 05/17/10	494
		Citibank Credit Card Issuance Trust,
3,390		Series 2002-C2, Class C2, 6.95%, 02/18/14	3,305
1,400		Series 2005-B1, Class B1, 4.40%, 09/15/10	1,403
243		Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 5.78%, 05/25/36	247
400		Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.24%, 01/25/36	391
1,000		Ford Credit Auto Owner Trust, Series 2006-B, Class A4, 5.25%, 09/15/11	1,031
617		GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, VAR, 6.71%, 04/25/29	566
930		Household Automotive Trust, Series 2005-1 Class A4, 4.35%, 06/18/12	936
		MBNA Credit Card Master Note Trust,
2,393		Series 2002-C1, Class C1, 6.80%, 07/15/14	2,289
997		Series 2003-C1, Class C1, FRN, 7.31%, 06/15/12	961
1,755		MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.85%, 02/15/12 (e)	1,809
		Total Asset Backed Securities (Cost $15,416)	15,213
		Collateralized Mortgage Obligations — 45.7%
		Agency CMO — 38.4%
753		Federal Home Loan Bank System, Series 2000, Class Y, 5.27%, 12/28/12	781
		Federal Home Loan Mortgage Corp. REMICS,
75		Series 11, Class D, 9.50%, 07/15/19	80
1		Series 41, Class I, HB, 84.00%, 05/15/20	2
36		Series 46, Class B, 7.80%, 09/15/20	38
12		Series 47, Class F, 10.00%, 06/15/20	13
1		Series 85, Class C, 8.60%, 01/15/21	1
32		Series 99, Class Z, 9.50%, 01/15/21	34
140		Series 114, Class H, 6.95%, 01/15/21	140
—	(h)	Series 204, Class E, IF, HB, 1,266.72%, 05/15/23	5
10		Series 1079, Class S, IF, 23.37%, 05/15/21	14
10		Series 1084, Class F, FRN, 4.07%, 05/15/21	10
7		Series 1084, Class S, IF, HB, 31.16%, 05/15/21	11
69		Series 1144, Class KB, 8.50%, 09/15/21	69
—	(h)	Series 1172, Class L, HB, VAR, 1,183.20%, 11/15/21	4
1		Series 1196, Class B, IF, HB, 814.32%, 01/15/22	14
111		Series 1206, Class IA, 7.00%, 03/15/22	118
973		Series 1212, Class IZ, 8.00%, 02/15/22	1,003
78		Series 1250, Class J, 7.00%, 05/15/22	82
215		Series 1343, Class LA, 8.00%, 08/15/22	237
941		Series 1466, Class PZ, 7.50%, 02/15/23	1,023
13		Series 1470, Class F, FRN, 5.07%, 02/15/23	13
384		Series 1491, Class I, 7.50%, 04/15/23	416
1		Series 1506, Class F, FRN, 5.72%, 05/15/08	1
—	(h)	Series 1506, Class S, IF, 10.58%, 05/15/08	—	(h)
3		Series 1506, Class SD, IF, IO, 5.38%, 05/15/08	—	(h)
90		Series 1512, Class J, 6.50%, 05/15/08	89
11		Series 1513, Class AG, FRN, 2.92%, 05/15/08	11
20		Series 1513, Class N, 6.50%, 05/15/08	20
382		Series 1518, Class G, IF, 6.62%, 05/15/23	405
362		Series 1541, Class O, FRN, 2.97%, 07/15/23	366
16		Series 1544, Class J, IF, 10.33%, 07/15/08	16
9		Series 1549, Class K, 8.50%, 07/15/08	9
577		Series 1558, Class D, 6.50%, 07/15/23	590
45		Series 1586, Class M, 5.00%, 09/15/08	45
11		Series 1602, Class SA, IF, 12.59%, 10/15/23	14
24		Series 1604, Class SA, IF, 7.42%, 11/15/08	24
46		Series 1606, Class SC, IF, 10.32%, 11/15/08	47
2,097		Series 1607, Class H, 6.25%, 10/15/13	2,137
1,196		Series 1608, Class L, 6.50%, 09/15/23	1,281
1,230		Series 1609, Class LG, IF, 10.56%, 11/15/23	1,363
477		Series 1611, Class JA, FRN, 4.38%, 08/15/23	477
435		Series 1611, Class JB, IF, 10.87%, 08/15/23	455
940		Series 1624, Class KZ, 6.00%, 12/15/08	939
67		Series 1625, Class SD, IF, 8.50%, 12/15/08	68
16		Series 1671, Class L, 7.00%, 02/15/24	16
28		Series 1685, Class Z, 6.00%, 11/15/23	28
26		Series 1689, Class SD, IF, 10.77%, 10/15/23	26
117		Series 1698, Class SC, IF, 11.37%, 03/15/09	121
150		Series 1700, Class GA, PO, 02/15/24	137
1,595		Series 1706, Class K, 7.00%, 03/15/24	1,727
141		Series 1745, Class D, 7.50%, 08/15/24	151
421		Series 1798, Class F, 5.00%, 05/15/23	430
17		Series 1807, Class G, 9.00%, 10/15/20	18
30		Series 1900, Class T, PO, 08/15/08	30
1,650		Series 1927, Class PH, 7.50%, 01/15/27	1,770
37		Series 1967, Class PC, PO, 10/15/08	36

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   77

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
810	Series 1981, Class Z, 6.00%, 05/15/27	843
244	Series 1987, Class PE, 7.50%, 09/15/27	249
10	Series 2017, Class SE, IF, 9.20%, 12/15/08	10
571	Series 2025, Class PE, 6.30%, 01/15/13	587
125	Series 2033, Class SN, IF, IO, 13.15%, 03/15/24	51
342	Series 2038, Class PN, IO, 7.00%, 03/15/28	71
1,436	Series 2040, Class PE, 7.50%, 03/15/28	1,497
571	Series 2056, Class TD, 6.50%, 05/15/18	608
2,229	Series 2063, Class PG, 6.50%, 06/15/28	2,359
300	Series 2064, Class TE, 7.00%, 06/15/28	320
1,517	Series 2075, Class PH, 6.50%, 08/15/28	1,613
1,196	Series 2075, Class PM, 6.25%, 08/15/28	1,262
379	Series 2089, Class PJ, IO, 7.00%, 10/15/28	77
235	Series 2097, Class PV, 6.00%, 09/15/09	236
302	Series 2102, Class TC, 6.00%, 12/15/13	316
1,198	Series 2125, Class JZ, 6.00%, 02/15/29	1,248
144	Series 2163, Class PC, IO, 7.50%, 06/15/29	28
1,994	Series 2169, Class TB, 7.00%, 06/15/29	2,206
798	Series 2172, Class QC, 7.00%, 07/15/29	864
10	Series 2196, Class TL, 7.50%, 11/15/29	10
510	Series 2201, Class C, 8.00%, 11/15/29	546
916	Series 2210, Class Z, 8.00%, 01/15/30	991
400	Series 2224, Class CB, 8.00%, 03/15/30	420
566	Series 2256, Class MC, 7.25%, 09/15/30	594
881	Series 2259, Class ZM, 7.00%, 10/15/30	941
655	Series 2271, Class PC, 7.25%, 12/15/30	675
798	Series 2283, Class K, 6.50%, 12/15/23	870
420	Series 2296, Class PD, 7.00%, 03/15/31	431
208	Series 2306, Class K, PO, 05/15/24	178
506	Series 2306, Class SE, IF, IO, 6.88%, 05/15/24	79
297	Series 2333, Class HC, 6.00%, 07/15/31	309
645	Series 2344, Class QG, 6.00%, 08/15/16	680
9,360	Series 2344, Class ZD, 6.50%, 08/15/31	9,859
1,143	Series 2344, Class ZJ, 6.50%, 08/15/31	1,218
964	Series 2345, Class NE, 6.50%, 08/15/31	1,024
1,031	Series 2345, Class PQ, 6.50%, 08/15/16	1,094
927	Series 2347, Class VP, 6.50%, 03/15/20	983
1,216	Series 2351, Class PZ, 6.50%, 08/15/31	1,268
5,515	Series 2353, Class TD, 6.00%, 09/15/16	5,830
741	Series 2355, Class BP, 6.00%, 09/15/16	781
836	Series 2360, Class PG, 6.00%, 09/15/16	878
166	Series 2362, Class PD, 6.50%, 06/15/20	167
740	Series 2366, Class MD, 6.00%, 10/15/16	763
1,334	Series 2391, Class QR, 5.50%, 12/15/16	1,389
1,320	Series 2391, Class VQ, 6.00%, 10/15/12	1,374
916	Series 2392, Class PV, 6.00%, 12/15/20	928
327	Series 2410, Class HC, 5.50%, 02/15/09	334
855	Series 2410, Class NG, 6.50%, 02/15/32	913
974	Series 2410, Class OE, 6.38%, 02/15/32	1,031
2,670	Series 2410, Class QS, IF, 11.38%, 02/15/32	2,947
373	Series 2410, Class QX, IF, IO, 5.53%, 02/15/32	51
189	Series 2412, Class SE, IF, 9.85%, 02/15/09	201
1,595	Series 2412, Class SP, IF, 9.86%, 02/15/32	1,716
437	Series 2423, Class MC, 7.00%, 03/15/32	469
869	Series 2423, Class MT, 7.00%, 03/15/32	932
3,556	Series 2434, Class TC, 7.00%, 04/15/32	3,824
957	Series 2435, Class CJ, 6.50%, 04/15/32	1,030
1,595	Series 2435, Class VH, 6.00%, 07/15/19	1,663
1,196	Series 2441, Class GF, 6.50%, 04/15/32	1,279
1,029	Series 2444, Class ES, IF, IO, 4.83%, 03/15/32	113
1,129	Series 2450, Class GZ, 7.00%, 05/15/32	1,198
412	Series 2450, Class SW, IF, IO, 4.88%, 03/15/32	47
2,239	Series 2460, Class VZ, 6.00%, 11/15/29	2,328
3,927	Series 2466, Class DH, 6.50%, 06/15/32	4,189
3,988	Series 2466, Class PG, 6.50%, 04/15/32	4,209
1,595	Series 2474, Class NR, 6.50%, 07/15/32	1,704
2,291	Series 2484, Class LZ, 6.50%, 07/15/32	2,462
1,533	Series 2498, Class UD, 5.50%, 06/15/16	1,551
2,393	Series 2500, Class MC, 6.00%, 09/15/32	2,465
426	Series 2500, Class TD, 5.50%, 02/15/16	427
1,967	Series 2508, Class AQ, 5.50%, 10/15/17	2,045
2,393	Series 2512, Class PG, 5.50%, 10/15/22	2,509
574	Series 2513, Class YO, PO, 02/15/32	521
2,339	Series 2515, Class DE, 4.00%, 03/15/32	2,300
206	Series 2519, Class BT, 8.50%, 09/15/31	224
1,417	Series 2527, Class VU, 5.50%, 10/15/13	1,467
1,196	Series 2535, Class BK, 5.50%, 12/15/22	1,247
1,675	Series 2537, Class TE, 5.50%, 12/15/17	1,755
2,662	Series 2543, Class YX, 6.00%, 12/15/32	2,732
1,339	Series 2557, Class WJ, 5.00%, 07/15/14	1,350
1,488	Series 2565, Class MB, 6.00%, 05/15/30	1,524
3,190	Series 2575, Class ME, 6.00%, 02/15/33	3,269
999	Series 2586, Class WI, IO, 6.50%, 03/15/33	200
3,531	Series 2594, Class VA, 6.00%, 03/15/14	3,639
1,509	Series 2594, Class VP, 6.00%, 02/15/14	1,543
1,595	Series 2594, Class VQ, 6.00%, 08/15/20	1,660
2,838	Series 2597, Class AD, 6.50%, 03/15/32	3,010
2,452	Series 2597, Class DS, IF, IO, 4.43%, 02/15/33	184
5,143	Series 2599, Class DS, IF, IO, 3.88%, 02/15/33	326

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
5,687		Series 2610, Class DS, IF, IO, 3.98%, 03/15/33	429
3,364		Series 2611, Class SH, IF, IO, 4.53%, 10/15/21	306
1,595		Series 2617, Class GR, 4.50%, 05/15/18	1,600
1,016		Series 2619, Class IM, IO, 5.00%, 10/15/21	110
1,000		Series 2628, Class WA, 4.00%, 07/15/28	998
420		Series 2630, Class KN, 2.50%, 04/15/13	418
798		Series 2631, Class LC, 4.50%, 06/15/18	801
798		Series 2640, Class VE, 3.25%, 07/15/22	739
260		Series 2643, Class HI, IO, 4.50%, 12/15/16	19
1,960		Series 2651, Class VZ, 4.50%, 07/15/18	1,948
676		Series 2656, Class SH, IF, 12.24%, 02/15/25	753
1,114		Series 2668, Class SB, IF, 4.43%, 10/15/15	1,118
798		Series 2672, Class ME, 5.00%, 11/15/22	818
1,994		Series 2675, Class CK, 4.00%, 09/15/18	1,939
1,421		Series 2682, Class YS, IF, 4.10%, 10/15/33	1,103
2,000		Series 2684, Class PO, PO, 01/15/33	1,444
957		Series 2684, Class TO, PO, 10/15/33	555
715		Series 2686, Class GB, 5.00%, 05/15/20	729
589		Series 2691, Class WS, IF, 4.32%, 10/15/33	443
1,000		Series 2695, Class DE, 4.00%, 01/15/17	998
498		Series 2697, Class LE, 4.50%, 11/15/20	503
859		Series 2705, Class SC, IF, 4.32%, 11/15/33	667
859		Series 2705, Class SD, IF, 4.99%, 11/15/33	711
500		Series 2707, Class QE, 4.50%, 11/15/18	501
5,822		Series 2727, Class BS, IF, 4.39%, 01/15/34	3,976
89		Series 2727, Class PO, PO, 01/15/34	51
54		Series 2733, Class GF, FRN, 0.00%, 09/15/33	49
344		Series 2739, Class S, IF, 5.76%, 01/15/34	299
589		Series 2744, Class FE, FRN, 0.00%, 02/15/34	558
777		Series 2744, Class PC, 5.50%, 01/15/31	782
1,991		Series 2744, Class PD, 5.50%, 08/15/33	2,066
1,595		Series 2744, Class TU, 5.50%, 05/15/32	1,634
320		Series 2749, Class PK, IO, 5.00%, 09/15/22	4
676		Series 2753, Class S, IF, 5.76%, 02/15/34	550
406		Series 2755, Class SA, IF, 7.96%, 05/15/30	424
233		Series 2769, Class PO, PO, 03/15/34	132
1,519		Series 2776, Class SK, IF, 4.39%, 04/15/34	1,168
493		Series 2846, Class PO, PO, 08/15/34	402
1,000		Series 2999, Class ND, 4.50%, 07/15/20	982
1,000		Series 3047, Class OB, 5.50%, 12/15/33	1,041
666		Series 3068, Class AO, PO, 01/15/35	599
835		Series 3117, Class EO, PO, 02/15/36	687
273		Series 3134, Class PO, PO, 03/15/36	220
893		Series 3138, Class PO, PO, 04/15/36	706
900		Series 3150, Class PO, PO, 05/15/36	714
443		Series 3158, Class LX, FRN, 0.00%, 05/15/36	394
1,000		Series 3162, Class OB, 6.00%, 11/15/30	1,045
594		Series 3179, Class OA, PO, 07/15/36	494
577		Series 3189, Class SN, IF, 8.33%, 11/15/35	631
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
310		Series T-41, Class 3A, VAR, 7.50%, 07/25/32	328
269		Series T-51, Class 2A, VAR, 7.50%, 08/25/42	285
2,649		Series T-54, Class 2A, 6.50%, 02/25/43	2,735
918		Series T-54, Class 3A, 7.00%, 02/25/43	995
248		Series T-58, Class A, PO, 09/25/43	216
621		Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 24, Class ZE, 6.25%, 11/25/23	658
		Federal National Mortgage Association STRIPS,
6		Series 50, Class 2, IO, 10.50%, 03/01/19	1
36		Series 218, Class 2, IO, 7.50%, 04/01/23	9
514		Series 329, Class 1, PO, 01/01/33	398
1,160		Series 340, Class 1, PO, 09/01/33	857
		Federal National Mortgage Association REMICS,
22		Series 1988-7, Class Z, 9.25%, 04/25/18	24
99		Series 1989-70, Class G, 8.00%, 10/25/19	109
44		Series 1989-78, Class H, 9.40%, 11/25/19	50
34		Series 1989-83, Class H, 8.50%, 11/25/19	38
34		Series 1989-89, Class H, 9.00%, 11/25/19	37
11		Series 1990-1, Class D, 8.80%, 01/25/20	13
19		Series 1990-7, Class B, 8.50%, 01/25/20	21
18		Series 1990-60, Class K, 5.50%, 06/25/20	19
17		Series 1990-63, Class H, 9.50%, 06/25/20	19
19		Series 1990-93, Class G, 5.50%, 08/25/20	19
—	(h)	Series 1990-94, Class H, HB, 504.60%, 08/25/20	3
—	(h)	Series 1990-95, Class J, HB, 1,118.04%, 08/25/20	4
90		Series 1990-102, Class J, 6.50%, 08/25/20	96
40		Series 1990-120, Class H, 9.00%, 10/25/20	46
8		Series 1990-134, Class SC, IF, 16.87%, 11/25/20	11
—	(h)	Series 1990-140, Class H, HB, 652.15%, 12/25/20	6
—	(h)	Series 1991-7, Class K, HB, 908.28%, 02/25/21	1
53		Series 1991-42, Class S, IF, 12.15%, 05/25/21	64
29		Series 1992-33, Class F, FRN, 3.27, 03/25/22	29
51		Series 1992-143, Class MA, 5.50%, 09/25/22	53
375		Series 1993-25, Class J, 7.50%, 03/25/23	411
2,322		Series 1993-37, Class PX, 7.00%, 03/25/23	2,504

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   79

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
770	Series 1993-54, Class Z, 7.00%, 04/25/23	833
162	Series 1993-62, Class SA, IF, 11.03%, 04/25/23	188
7	Series 1993-72, Class F, FRN, 4.97%, 05/25/08	7
211	Series 1993-122, Class M, 6.50%, 07/25/23	224
81	Series 1993-165, Class SD, IF, 6.21%, 09/25/23	89
3	Series 1993-170, Class SE, IF, 10.53%, 09/25/08	3
10	Series 1993-175, Class SA, IF, 14.34%, 09/25/08	10
341	Series 1993-178, Class PK, 6.50%, 09/25/23	365
3,988	Series 1993-183, Class KA, 6.50%, 10/25/23	4,325
2,695	Series 1993-189, Class PL, 6.50%, 10/25/23	2,889
68	Series 1993-190, Class S, IF, 7.42%, 10/25/08	69
15	Series 1993-196, Class FA, FRN, 4.97%, 10/25/08	15
359	Series 1993-225, Class SG, IF, 14.16%, 12/25/13	430
573	Series 1993-247, Class SA, IF, 12.97%, 12/25/23	716
1,245	Series 1993-250, Class Z, 7.00%, 12/25/23	1,326
2,202	Series 1993-257, Class C, PO, 06/25/23	2,005
32	Series 1994-9, Class E, PO, 11/25/23	28
58	Series 1994-12, Class FC, FRN, 5.12%, 01/25/09	59
4	Series 1994-13, Class SK, IF, 9.90%, 02/25/09	4
54	Series 1994-17, Class JB, IO, 6.50%, 02/25/09	1
12	Series 1994-20, Class Z, 6.50%, 02/25/09	12
177	Series 1994-34, Class DZ, 6.00%, 03/25/09	179
143	Series 1994-55, Class G, 6.75%, 12/25/23	143
1,483	Series 1996-14, Class SE, IF, IO, 7.17%, 08/25/23	217
12	Series 1996-20, Class L, PO, 09/25/08	12
46	Series 1996-24, Class E, PO, 03/25/09	44
71	Series 1996-27, Class FC, FRN, 3.66%, 03/25/17	72
47	Series 1996-32, Class PH, 7.00%, 01/25/26	47
36	Series 1996-39, Class J, PO, 09/25/08	36
137	Series 1996-59, Class J, 6.50%, 08/25/22	143
891	Series 1996-59, Class K, 6.50%, 07/25/23	923
703	Series 1997-20, Class IB, IF, IO, 1.84%, 03/25/27	29
727	Series 1997-20, Class IO, IF, IO, 1.84%, 03/25/27	25
328	Series 1997-27, Class J, 7.50%, 04/18/27	347
294	Series 1997-29, Class J, 7.50%, 04/20/27	320
612	Series 1997-39, Class PD, 7.50%, 05/20/27	663
282	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	58
45	Series 1998-4, Class C, PO, 04/25/23	38
42	Series 1998-27, Class B, PO, 12/25/08	40
603	Series 1998-36, Class ZB, 6.00%, 07/18/28	620
1,665	Series 2000-2, Class ZE, 7.50%, 02/25/30	1,804
776	Series 2001-4, Class PC, 7.00%, 03/25/21	839
1,190	Series 2001-5, Class OW, 6.00%, 03/25/16	1,241
2,318	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	516
1,656	Series 2001-36, Class DE, 7.00%, 08/25/31	1,770
415	Series 2001-44, Class PD, 7.00%, 09/25/31	446
1,945	Series 2001-48, Class Z, 6.50%, 09/25/21	2,103
469	Series 2001-49, Class Z, 6.50%, 09/25/31	500
116	Series 2001-50, Class VB, 6.50%, 12/25/16	116
682	Series 2001-52, Class XM, 6.50%, 11/25/10	702
1,473	Series 2001-61, Class VB, 7.00%, 12/25/16	1,470
787	Series 2001-71, Class GU, 6.00%, 05/25/14	792
1,532	Series 2001-71, Class MB, 6.00%, 12/25/16	1,613
1,953	Series 2001-71, Class QE, 6.00%, 12/25/16	2,056
11,168	Series 2001-74, Class MB, 6.00%, 12/25/16	11,824
1,087	Series 2001-80, Class PE, 6.00%, 07/25/29	1,126
405	Series 2001-81, Class LO, PO, 01/25/32	327
1,019	Series 2002-1, Class HC, 6.50%, 02/25/22	1,088
383	Series 2002-1, Class SA, IF, 15.00%, 02/25/32	467
873	Series 2002-2, Class UC, 6.00%, 02/25/17	914
1,929	Series 2002-3, Class OG, 6.00%, 02/25/17	2,031
366	Series 2002-8, Class SR, IF, 9.82%, 03/25/09	387
4,865	Series 2002-18, Class PC, 5.50%, 04/25/17	5,066
1,295	Series 2002-21, Class PE, 6.50%, 04/25/32	1,381
1,595	Series 2002-24, Class AJ, 6.00%, 04/25/17	1,706
1,222	Series 2002-28, Class PK, 6.50%, 05/25/32	1,303
1,663	Series 2002-37, Class Z, 6.50%, 06/25/32	1,715
3,071	Series 2002-56, Class UC, 5.50%, 09/25/17	3,188
1,455	Series 2002-59, Class AC, 6.00%, 03/25/28	1,462
2,167	Series 2002-61, Class PE, 5.50%, 05/25/16	2,185
3,190	Series 2002-74, Class LD, 5.00%, 01/25/16	3,243
3,988	Series 2002-74, Class PD, 5.00%, 11/25/15	4,044
5,419	Series 2002-74, Class VB, 6.00%, 11/25/31	5,511
1,743	Series 2002-84, Class VB, 5.50%, 04/25/15	1,813
276	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	32
1,595	Series 2002-94, Class BK, 5.50%, 01/25/18	1,679
1,342	Series 2003-8, Class SB, IF, IO, 4.52%, 03/25/16	66
798	Series 2003-22, Class UD, 4.00%, 04/25/33	694
640	Series 2003-34, Class GB, 6.00%, 03/25/33	656
1,199	Series 2003-34, Class GE, 6.00%, 05/25/33	1,223

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
311		Series 2003-39, IO, VAR, 6.00%, 05/25/33	66
1,595		Series 2003-47, Class PE, 5.75%, 06/25/33	1,601
701		Series 2003-52, Class SX, IF, 13.54%, 10/25/31	836
664		Series 2003-64, Class SX, IF, 5.59%, 07/25/33	579
1,539		Series 2003-71, Class DS, IF, 3.12%, 08/25/33	1,274
5,100		Series 2003-80, Class SY, IF, IO, 4.52%, 06/25/23	604
1,595		Series 2003-83, Class PG, 5.00%, 06/25/23	1,633
445		Series 2003-91, Class SD, IF, 7.27%, 09/25/33	459
1,196		Series 2003-106, Class US, IF, 4.37%, 11/25/23	1,024
3,271		Series 2003-116, Class SB, IF, IO, 4.47%, 11/25/33	351
2,161		Series 2003-117, Class JB, 3.50%, 06/25/33	2,019
798		Series 2003-128, Class KE, 4.50%, 01/25/14	812
1,042		Series 2003-130, Class SX, IF, 6.82%, 01/25/34	1,096
1,353		Series 2004-10, Class SC, IF, 16.06%, 02/25/34	1,621
1,193		Series 2004-14, Class SD, IF, 4.37%, 03/25/34	937
1,000		Series 2004-21, Class AE, 4.00%, 04/25/19	958
250		Series 2004-21, Class CO, PO, 04/25/34	141
1,595		Series 2004-25, Class PC, 5.50%, 01/25/34	1,627
982		Series 2004-25, Class SA, IF, 10.90%, 04/25/34	1,106
1,037		Series 2004-36, Class PC, 5.50%, 02/25/34	1,055
1,539		Series 2004-36, Class SA, IF, 10.90%, 05/25/34	1,719
1,131		Series 2004-76, Class CL, 4.00%, 10/25/19	1,099
577		Series 2005-52, Class PA, 6.50%, 06/25/35	611
2,000		Series 2005-68, Class PG, 5.50%, 08/25/35	2,068
2,500		Series 2005-84, Class XM, 5.75%, 10/25/35	2,600
2,620		Series 2005-110, Class GJ, 5.50%, 11/25/30	2,714
837		Series 2006-22, Class AO, PO, 04/25/36	668
894		Series 2006-59, Class QO, PO, 01/25/33	748
816		Series 2006-65, Class QO, PO, 07/25/36	673
411		Series 2006-72, Class GO, PO, 08/25/36	337
1,500		Series 2006-77, Class PC, 6.50%, 08/25/36	1,624
1,775		Series 2006-110, Class PO, PO, 11/25/36	1,387
30		Series G-14, Class L, 8.50%, 06/25/21	33
150		Series G-18, Class Z, 8.75%, 06/25/21	164
47		Series G-22, Class G, 6.00%, 12/25/16	49
107		Series G-35, Class M, 8.75%, 10/25/21	121
—	(h)	Series G92-27, Class SQ, IF, HB, 8,053.11%, 05/25/22	21
456		Series G92-35, Class E, 7.50%, 07/25/22	497
26		Series G92-42, Class Z, 7.00%, 07/25/22	29
647		Series G92-44, Class ZQ, 8.00%, 07/25/22	711
498		Series G92-54, Class ZQ, 7.50%, 09/25/22	546
103		Series G93-5, Class Z, 6.50%, 02/25/23	110
108		Series G95-1, Class C, 8.80%, 01/25/25	123
		Federal National Mortgage Association Whole Loan,
224		Series 2002-W5, Class A10, IF, IO 4.97%, 11/25/30	9
294		Series 2002-W5, Class A7, 6.25%, 08/25/30	295
1,260		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	1,335
360		Series 2003-W4, Class 2A, 6.50%, 10/25/42	387
1,095		Series 2004-W2, Class 2A2, 7.00%, 02/25/44	1,199
		Government National Mortgage Association,
459		Series 1990-30, Class S, IF, IO, 5.48%, 08/16/29	65
375		Series 1994-3, Class PQ, 7.49%, 07/16/24	406
1,355		Series 1994-4, Class KQ, 7.99%, 07/16/24	1,461
2,393		Series 1994-7, Class PQ, 6.50%, 10/16/24	2,581
529		Series 1995-3, Class DQ, 8.05%, 06/16/25	590
141		Series 1995-7, Class CQ, 7.50%, 09/16/25	151
1,109		Series 1996-16, Class E, 7.50%, 08/16/26	1,183
223		Series 1998-26, Class K, 7.50%, 09/17/25	241
3,682		Series 1999-4, Class ZB, 6.00%, 02/20/29	3,778
3,265		Series 1999-10, Class ZC, 6.50%, 04/20/29	3,470
395		Series 1999-41, Class Z, 8.00%, 11/16/29	426
286		Series 1999-44, Class PC, 7.50%, 12/20/29	306
666		Series 2000-6, Class Z, 7.50%, 02/20/30	733
115		Series 2000-9, Class Z, 8.00%, 06/20/30	126
2,750		Series 2000-9, Class ZJ, 8.50%, 02/16/30	3,066
1,103		Series 2000-14, Class PD, 7.00%, 02/16/30	1,184
320		Series 2000-16, Class ZN, 7.50%, 02/16/30	351
1,664		Series 2000-37, Class B, 8.00%, 12/20/30	1,730
137		Series 2000-38, Class AH, 7.15%, 12/20/30	142
1,068		Series 2001-7, Class PK, 6.50%, 03/20/31	1,136
57		Series 2001-32, Class WA, IF, 12.34%, 07/20/31	64
1,595		Series 2001-64, Class MQ, 6.50%, 12/20/31	1,688
392		Series 2002-7, Class PG, 6.50%, 01/20/32	416
551		Series 2002-31, Class S, IF, IO, 5.58%, 01/16/31	64
1,498		Series 2002-40, Class UK, 6.50%, 06/20/32	1,601
6,457		Series 2002-45, Class QE, 6.50%, 06/20/32	6,900
1,578		Series 2002-47, Class PG, 6.50%, 07/16/32	1,688
1,595		Series 2002-47, Class PY, 6.00%, 07/20/32	1,635
1,779		Series 2002-47, Class ZA, 6.50%, 07/20/32	1,875
144		Series 2002-51, Class SG, IF, 19.01%, 04/20/31	183
848		Series 2002-54, Class GB, 6.50%, 08/20/32	907
479		Series 2002-79, Class KV, 6.00%, 11/20/13	495
4,781		Series 2002-88, Class VA, 6.00%, 12/20/17	4,957

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   81

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,148	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	115
966	Series 2003-4, Class NY, 5.50%, 12/20/13	1,008
307	Series 2003-24, Class PO, PO, 03/16/33	254
1,196	Series 2003-40, Class TJ, 6.50%, 03/20/33	1,281
1,230	Series 2003-52, Class AP, PO, 06/16/33	991
268	Series 2003-95, Class SC, IF, IO, 3.88%, 09/17/31	4
254	Series 2004-28, Class S, IF, 11.09%, 04/16/34	279
544	Series 2004-73, Class AE, IF, 8.43%, 08/17/34	583
978	Series 2007-49, Class NO, PO, 12/20/35	828
	Vendee Mortgage Trust,
2,052	Series 1994-1, Class 1, VAR, 5.62%, 02/15/24	2,104
2,954	Series 1996-1, Class 1Z, 6.75%, 02/15/26	3,104
993	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,084
3,970	Series 1997-1, Class 2Z, 7.50%, 02/15/27	4,439
1,005	Series 1998-1, Class 2E, 7.00%, 09/15/27	1,086
		376,673
	Non-Agency CMO — 7.3%
1,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	1,497
	Banc of America Funding Corp.,
440	Series 2004-1, Class PO, PO, 03/25/34	315
341	Series 2005-7, Class 30, PO, 11/25/35	210
1,576	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	1,580
	Banc of America Mortgage Securities,
348	Series 2003-8 Class A, PO, 11/25/33	263
860	Series 2004-1, Class A, PO, 02/25/34	634
611	Series 2004-6, Class A, PO, 07/25/34	399
854	Series 2004-J, Class 3A1, FRN, 5.07%, 11/25/34	851
343	Banc of America Alternative Loan Trust, Series 2003-11, Class PO, PO, 01/25/34	247
	Bear Stearns Adjustable Rate Mortgage Trust,
392	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33 (y)	337
1,626	Series 2006-1, Class A1, FRN, 4.63%, 02/25/36 (y)	1,624
234	BHN II Mortgage Fund, Series 1997-1, Class A2, 7.92%, 07/25/09 (d) (i)	2
790	Cendant Mortgage Corp., Series 2004-1, Class P, PO, 02/25/34	529
	Citicorp Mortgage Securities, Inc.,
2,152	Series 2004-1, Class 3A1, 4.75%, 01/25/34	2,185
1,307	Series 2004-5, Class 2A5, 4.50%, 08/25/34	1,313
	Citigroup Mortgage Loan Trust, Inc.,
759	Series 2003-UP3, Class A3, 7.00%, 09/25/33	783
310	Series 2003-UST1, Class 1, PO, 12/25/18	234
1,643	Series 2003-UST1, Class A1, 5.50%, 12/25/18	1,667
215	Series 2003-UST1, Class 3, PO, 12/25/18	167
295	Series 2005-1, Class 2A1A, VAR, 6.26%, 04/25/35	287
	Countrywide Alternative Loan Trust,
3,237	Series 2002-8, Class A4, 6.50%, 07/25/32	3,275
2,654	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	2,192
1,300	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	1,234
1,000	Series 2007-21CB, Class 1A5, 6.00%, 09/25/37	889
	Countrywide Home Loan Mortgage Pass Through Trust,
2,993	Series 2003-26, Class 1A6, 3.50%, 08/25/33	2,649
1,480	Series 2003-J7, Class 4A3, IF, 5.74%, 08/25/18	1,500
582	Series 2003-J13, Class PO, PO, 01/25/34	425
383	Series 2004-HYB3, Class 2A, VAR, 4.07%, 06/20/34	385
1,710	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	1,699
494	Series 2005-R1, Class 2A, PO, 03/25/35 (e)	348
	CS First Boston Mortgage Securities Corp.,
142	Series 1997-2, Class A, 7.50%, 06/25/20 (e)	142
704	Series 2003-23, Class 2A5, 5.00%, 10/25/18	699
585	Deutsche Mortgage Securities, Inc., Series 2004-1, Class 2A, PO, 10/25/18	458
	First Horizon Asset Securities, Inc.,
798	Series 2004-AR7, Class 2A2, FRN, 4.92%, 02/25/35	821
1,720	Series 2005-AR1, Class 2A2, FRN, 5.01%, 04/25/35	1,712
2,331	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	2,354
1,000	GSR Mortgage Loan Trust, Series 2006-1F, Class 1A3, 5.50%, 02/25/36	964
1,214	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, FRN, IO, 0.72%, 08/25/35	10
1,637	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	1,637
	MASTR Alternative Loans Trust,
547	Series 2003-9, Class 8A1, 6.00%, 01/25/34	535
293	Series 2004-7, Class 30, PO, 08/25/34	202
765	Series 2004-10, Class 1A1, 4.50%, 09/25/19	760

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
		MASTR Asset Securitization Trust,
390		Series 2003-4, Class 2A2, 5.00%, 05/25/18	397
521		Series 2004-8, PO, 08/25/19	400
1,934		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	1,188
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, IF, HB, 10902.88%, 04/20/21	1
477		MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 3.45%, 02/25/35	440
		Nomura Asset Acceptance Corp.,
958		Series 2003-A1, Class A1, 5.50%, 05/25/33	965
701		Series 2003-A1, Class A2, 6.00%, 05/25/33	716
55		Series 2003-A1, Class A5, 7.00%, 04/25/33	55
594		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	614
1		Paine Webber CMO Trust, Series H, Class 4, 8.75%, 04/01/18	1
		Residential Accredit Loans, Inc.,
4,458		Series 2002-QS8, Class A5, 6.25%, 06/25/17	4,448
855		Series 2002-QS16, Class A3, IF, 10.07%, 10/25/17	959
1,000		Series 2003-QS3, Class A2, IF, 9.60%, 02/25/18	1,117
1,776		Series 2003-QS3, Class A8, IF, IO, 4.47%, 02/25/18	181
4,330		Series 2003-QS9, Class A3, IF, IO, 4.42%, 05/25/18	380
1,428		Series 2003-QS14, Class A1, 5.00%, 07/25/18	1,437
798		Series 2004-QS8, Class A2, 5.00%, 06/25/34	791
		Residential Funding Mortgage Securities I,
2,059		Series 2003-S7, Class A17, 4.00%, 05/25/33	1,936
798		Series 2003-S12, Class 4A5, 4.50%, 12/25/32	782
1,295		Series 2005-SA4, Class 1A1, VAR, 4.94%, 09/25/35	1,323
13		Rural Housing Trust, Series 1987-1, Class 3B, 7.33%, 04/01/26	13
236		Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class 1, PO, 12/25/18	192
1		Structured Mortgage Asset Residential Trust, Series 1993-2A, Class AE, 7.60%, 03/25/09	1
		WaMu Pass-Through Certificates,
1,196		Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	1,195
430		Series 2003-S10, Class A6, PO, 10/25/18	316
905		Series 2004-S3, Class 2A3, IF, 10.22%, 07/25/34	941
1,000		Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.50%, 06/25/35	956
383		Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS7, Class P, PO, 03/25/33	279
		Wells Fargo Mortgage Backed Securities Trust,
598		Series 2003-11, Class 1A, PO, 10/25/18	490
1,595		Series 2003-13, Class A7, 4.50%, 11/25/18	1,594
702		Series 2003-17, Class 2A4, 5.50%, 01/25/34	711
1,041		Series 2004-7, Class 2A2, 5.00%, 07/25/19	1,031
2,906		Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	2,912
954		Series 2004-EE, Class 3A1, FRN, 4.00%, 12/25/34	964
1,994		Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	1,990
			71,730
		Total Collateralized Mortgage Obligations (Cost $441,370)	448,403
		Commercial Mortgage-Backed Securities — 1.6%
2,200		Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	2,131
		Bear Stearns Commercial Mortgage Securities,
1,100		Series 2005-6, Class ASB, VAR, 4.80%, 09/11/42 (y)	1,050
885		Series 2005-6, Class ASB, VAR, 5.04%, 12/11/38 (y)	871
1,420		Series 2005-6, Class ASB, VAR, 5.46%, 03/11/39 (y)	1,370
113		Series 2005-6, Class ASB, VAR, 7.64%, 02/15/32 (y)	113
1,065		Citigroup Commercial Mortgage Trust, Series 2005-6, Class ASB, VAR, 5.72%, 03/15/49	1,067
586		CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	588
471		DLJ Commercial Mortgage Corp., Series 2005-6, Class ASB, VAR, 7.30%, 06/10/32	480
500		Household Credit Card Master Note Trust I, Series 2006-1, Class A, 5.10%, 06/15/12	509
1,850		Merrill Lynch Mortgage Trust, Series 1997-C2, Class A2, 4.67%, 06/12/43	1,770
1,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 1997-C2, Class A2, 5.43%, 02/12/39	963
		Morgan Stanley Capital I,
1,011		Series 1997-C2, Class A2, 5.26%, 12/15/43	1,002

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   83

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
385	Series 1997-C2, Class A2, 5.68%, 08/12/41	385
1,000	TIAA Retail Commercial Trust (Cayman Islands), Series 2007-C4, Class A3, VAR, 6.10%, 08/15/39	991
3,190	Wachovia Bank Commercial Mortgage Trust, Series 1997-C2, Class A2, 4.04%, 10/15/41	3,122
	Total Commercial Mortgage-Backed Securities (Cost $16,883)	16,412
	Corporate Bonds — 26.0%
	Aerospace & Defense — 0.2%
250	Honeywell International, Inc., 5.30%, 03/01/18	257
1,100	Northrop Grumman Corp., 7.13%, 02/15/11	1,205
684	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	749
		2,211
	Air Freight & Logistics — 0.4%
3,002	FedEx Corp., Series 981A 6.72%, 01/15/22	3,182
350	United Parcel Service, Inc., 5.50%, 01/15/18	371
		3,553
	Airlines — 0.2%
419	American Airlines, Inc., Series 1999-1, 7.02%, 04/15/11 (c)	419
	Continental Airlines, Inc.,
170	Series 1999-2, Class A1, 7.26%, 09/15/21	171
798	Series 1999-2, Class A2, 7.06%, 03/15/11	795
753	United Airlines, Inc., Series 2001-1, 6.07%, 09/01/14	756
		2,141
	Automobiles — 0.3%
2,791	DaimlerChrysler NA Holding Corp., 7.20%, 09/01/09	2,929
	Beverages — 0.0% (g)
200	Anheuser-Busch Cos., Inc., 5.50%, 01/15/18	207
	Capital Markets — 5.3%
	Bear Stearns Cos., Inc. (The),
4,785	3.25%, 03/25/09 (y)	4,704
250	7.25%, 02/01/18 (y)	243
	Credit Suisse USA, Inc.,
439	4.70%, 06/01/09	446
1,595	5.50%, 08/15/13	1,672
6,460	6.13%, 11/15/11	6,930
	Goldman Sachs Group, Inc. (The),
1,061	3.88%, 01/15/09	1,063
598	4.75%, 07/15/13	604
1,000	5.15%, 01/15/14	1,016
1,675	5.25%, 10/15/13	1,726
1,900	5.95%, 01/18/18	1,920
1,914	6.60%, 01/15/12	2,072
4,387	6.88%, 01/15/11	4,748
399	7.35%, 10/01/09	424
	Lehman Brothers Holdings, Inc.,
700	6.00%, 07/19/12	720
1,795	6.63%, 01/18/12	1,877
50	6.75%, 12/28/17	50
1,390	Series G, 4.80%, 03/13/14	1,338
	Merrill Lynch & Co., Inc.,
798	3.13%, 07/15/08	793
595	3.70%, 04/21/08	594
1,196	4.13%, 01/15/09	1,191
700	5.00%, 01/15/15	678
1,398	5.45%, 07/15/14	1,379
1,000	6.40%, 08/28/17	1,023
	Morgan Stanley,
957	4.25%, 05/15/10	963
578	4.75%, 04/01/14	557
4,466	6.60%, 04/01/12	4,764
4,885	6.75%, 04/15/11	5,227
2,393	State Street Corp., 7.65%, 06/15/10	2,610
200	UBS AG (Switzerland), 5.88%, 12/20/17	212
		51,544
	Chemicals — 0.3%
250	Air Products & Chemicals, Inc. 4.15%, 02/01/13	253
	Dow Chemical Co. (The),
200	6.00%, 10/01/12	216
1,196	6.13%, 02/01/11	1,270
125	EI Du Pont de Nemours & Co., 4.13%, 03/06/13	127
700	Monsanto Co., 7.38%, 08/15/12	788
300	Potash Corp. of Saskatchewan (Canada), 4.88%, 03/01/13	311
		2,965
	Commercial Banks — 2.9%
	Barclays Bank plc (United Kingdom),
100	5.45%, 09/12/12	106
500	6.05%, 12/04/17 (e)	519
598	Branch Banking & Trust Co., 4.88%, 01/15/13	606
1,100	Fifth Third Bancorp, 5.45%, 01/15/17	1,031

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
3,988	Firstar Bank N.A., 7.13%, 12/01/09	4,271
1,595	Keycorp, Series G, 4.70%, 05/21/09	1,611
1,000	Manufacturers & Traders Trust Co., 6.63%, 12/04/17	1,058
500	Marshall & Ilsley Corp., 5.35%, 04/01/11	521
917	Mellon Funding Corp., 3.25%, 04/01/09	914
300	National City Bank, 4.00%, 01/21/10	284
600	PNC Funding Corp., 5.25%, 11/15/15	586
798	Popular North America, Inc., 4.25%, 04/01/08	799
1,495	Royal Bank of Canada (Canada), 3.88%, 05/04/09	1,518
	SunTrust Bank,
500	5.25%, 11/05/12	507
901	6.38%, 04/01/11	956
798	Wachovia Bank N.A., 7.80%, 08/18/10	878
	Wachovia Corp.,
2,791	3.50%, 08/15/08 (c)	2,790
1,712	3.63%, 02/17/09 (c)	1,712
1,750	5.75%, 02/01/18	1,759
	Wells Fargo & Co.,
1,784	3.13%, 04/01/09	1,771
700	5.00%, 11/15/14	714
835	5.63%, 12/11/17	866
	Wells Fargo Bank N.A.,
319	6.45%, 02/01/11	341
2,472	7.55%, 06/21/10	2,695
		28,813
	Communications Equipment — 0.0% (g)
400	Cisco Systems, Inc., 5.50%, 02/22/16	413
	Computers & Peripherals — 0.3%
1,025	Hewlett-Packard Co., 5.40%, 03/01/17	1,053
	International Business Machines Corp.,
1,117	5.39%, 01/22/09	1,138
450	5.70%, 09/14/17	475
		2,666
	Consumer Finance — 2.1%
1,595	American Express Credit Corp., 3.00%, 05/16/08	1,594
359	American General Finance Corp., Series H, 5.38%, 10/01/12	360
279	Capital One Bank, 5.75%, 09/15/10	281
	Capital One Financial Corp.,
275	5.70%, 09/15/11	271
740	6.25%, 11/15/13	733
	HSBC Finance Corp.,
798	4.75%, 05/15/09	805
500	5.25%, 01/15/14	505
500	5.50%, 01/19/16	485
4,583	5.88%, 02/01/09	4,667
798	6.38%, 11/27/12	847
798	6.50%, 11/15/08	813
1,783	6.75%, 05/15/11	1,887
2,752	8.00%, 07/15/10	2,988
	International Lease Finance Corp.,
698	4.50%, 05/01/08	698
598	5.88%, 05/01/13	622
	SLM Corp.,
600	4.00%, 01/15/10	550
1,037	Series A, 5.38%, 01/15/13	899
798	Toyota Motor Credit Corp., 2.88%, 08/01/08	795
798	Washington Mutual Financial Corp., 6.88%, 05/15/11	858
		20,658
	Diversified Financial Services — 4.1%
4,367	Associates Corp. of North America, 8.15%, 08/01/09	4,624
	Bank of America Corp.,
500	5.25%, 12/01/15	505
1,595	7.40%, 01/15/11	1,741
5,580	7.80%, 02/15/10	6,014
300	BHP Billiton Finance Ltd. (Australia), 5.40%, 03/29/17	293
	Caterpillar Financial Services Corp.,
400	4.85%, 12/07/12	416
300	5.50%, 03/15/16	308
320	Series F 3.45%, 01/15/09	319
	CIT Group, Inc.,
650	5.00%, 02/13/14	557
600	7.63%, 11/30/12	604
	Citigroup, Inc.,
798	4.25%, 07/29/09	807
500	4.70%, 05/29/15	483
1,994	5.63%, 08/27/12	2,065
200	6.00%, 08/15/17	205
500	6.13%, 11/21/17	513
319	6.20%, 03/15/09	327
	General Electric Capital Corp.,
1,795	3.50%, 05/01/08	1,795
1,096	4.63%, 09/15/09	1,125

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   85

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
2,500	5.25%, 10/19/12	2,613
1,500	5.40%, 02/15/17	1,517
6,163	5.88%, 02/15/12	6,576
2,725	6.00%, 06/15/12	2,923
2,034	6.13%, 02/22/11	2,178
800	Genworth Global Funding Trusts, 5.20%, 10/08/10	827
815	Textron Financial Corp., 5.13%, 02/03/11	847
		40,182
	Diversified Telecommunication Services — 2.5%
	AT&T, Inc.,
2,400	4.95%, 01/15/13	2,472
400	5.10%, 09/15/14	406
225	5.50%, 02/01/18	225
500	BellSouth Corp., 5.20%, 09/15/14	510
702	BellSouth Telecommunications, 6.30%, 12/15/15	753
3,270	British Telecommunications plc (United Kingdom), 8.62%, 12/15/10	3,678
2,313	France Telecom S.A. (France), 7.75%, 03/01/11	2,535
694	New York Telephone Co., 6.00%, 04/15/08	695
2,233	Nynex Capital Funding Co., Series B, 8.23%, 10/15/09	2,384
139	Nynex Corp., 9.55%, 05/01/10	150
	Sprint Capital Corp.,
319	7.63%, 01/30/11	283
718	8.38%, 03/15/12	632
	Telecom Italia Capital S.A. (Luxembourg),
800	4.95%, 09/30/14	761
700	5.25%, 11/15/13	693
1,117	TELUS Corp. (Canada), 8.00%, 06/01/11	1,241
200	Verizon Communications, Inc., 5.50%, 02/15/18	201
798	Verizon Florida, Inc., Series F, 6.13%, 01/15/13	844
4,187	Verizon Global Funding Corp., 7.25%, 12/01/10	4,566
300	Verizon New England, Series A 4.75%, 10/01/13	298
1,595	Verizon Virginia, Inc., Series A, 4.63%, 03/15/13	1,580
		24,907
	Electric Utilities — 0.6%
319	Alabama Power Co., 4.70%, 12/01/10	332
917	Carolina Power & Light Co., 5.13%, 09/15/13	968
550	CenterPoint Energy Houston Electric LLC, Series M2, 5.75%, 01/15/14	567
1,595	Exelon Generation Co. LLC, 6.95%, 06/15/11	1,691
175	Kiowa Power Partners LLC, 4.81%, 12/30/13 (e)	180
330	Pacific Gas & Electric Co., 5.63%, 11/30/17	342
100	Peco Energy Co., 5.35%, 03/01/18	103
869	PSEG Power LLC, 7.75%, 04/15/11	948
400	Virginia Electric and Power Co., 5.10%, 11/30/12	417
		5,548
	Electronic Equipment & Instruments — 0.0% (g)
120	Arrow Electronics, Inc., 6.88%, 07/01/13	130
	Food & Staples Retailing — 0.1%
1,196	Kroger Co. (The), 8.05%, 02/01/10	1,293
	Food Products — 0.2%
500	Kellogg Co., 5.13%, 12/03/12	525
1,200	Kraft Foods, Inc., 6.13%, 02/01/18	1,215
		1,740
	Gas Utilities — 0.3%
100	Atmos Energy Corp., 5.13%, 01/15/13	101
100	CenterPoint Energy Resources Corp., 6.13%, 11/01/17	104
3,230	Enron Corp., 6.75%, 07/01/05 (d) (f)	—	(h)
638	KeySpan Gas East Corp., 7.88%, 02/01/10	690
1,037	Southern California Gas Co., 4.80%, 10/01/12	1,072
70	Texas Eastern Transmission LP, 7.30%, 12/01/10	77
365	TransCanada Pipelines Ltd. (Canada), 4.00%, 06/15/13	358
		2,402
	Health Care Equipment & Supplies — 0.0% (g)
100	Baxter International Inc, 4.00%, 03/15/15	99
	Hotels, Restaurants & Leisure — 0.0% (g)
300	McDonald’s Corp., 4.30%, 03/01/13	305
	Industrial Conglomerates — 0.0% (g)
250	Siemens Financieringsmaatschappij N.V. (Netherland, 5.75%, 10/17/16 (e)	260
	Insurance — 2.7%
	American International Group, Inc.,
1,515	4.25%, 05/15/13	1,454
300	5.45%, 05/18/17	296
2,393	ASIF Global Financing XIX, 4.90%, 01/17/13 (e)	2,394
1,795	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	1,790
1,595	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	1,708
	John Hancock Global Funding II,
957	3.50%, 01/30/09 (e)	957

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
957	7.90%, 07/02/10 (e)	1,069
1,595	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	1,625
700	MetLife Life and Annuity Co. of Connecticut, 5.13%, 08/15/14 (e)	696
873	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	922
1,755	Monumental Global Funding II, 4.38%, 07/30/09 (e)	1,769
479	Nationwide Financial Services, 6.25%, 11/15/11	512
	New York Life Global Funding,
877	3.88%, 01/15/09 (e)	883
1,994	5.38%, 09/15/13 (e)	2,118
917	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	918
	Principal Life Global Funding I,
798	2.80%, 06/26/08 (e)	795
3,015	6.25%, 02/15/12 (e)	3,241
	Protective Life Secured Trust,
853	4.00%, 10/07/09	875
1,595	4.00%, 04/01/11	1,611
299	XL Capital Ltd. (Cayman Islands), 5.25%, 09/15/14	274
		25,907
	Media — 0.7%
570	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	640
	Comcast Corp.,
479	5.50%, 03/15/11	491
200	5.90%, 03/15/16	201
718	Cox Communications, Inc., 7.75%, 11/01/10	782
2,951	Comcast Cable Holdings LLC, 9.80%, 02/01/12	3,425
500	Time Warner Cable, Inc., 5.85%, 05/01/17	494
877	Time Warner Entertainment Co. LP, 10.15%, 05/01/12	1,028
		7,061
	Metals & Mining — 0.1%
805	Alcoa, Inc., 5.55%, 02/01/17	784
	Multi-Utilities — 0.5%
766	Dominion Resources, Inc., Series B, 6.25%, 06/30/12 (c)	824
798	DTE Energy Co., Series A, 6.65%, 04/15/09	823
	Duke Energy Carolinas LLC,
1,795	4.20%, 10/01/08 (c)	1,805
1,595	5.63%, 11/30/12	1,703
100	Spectra Energy Capital LLC, 5.67%, 08/15/14	101
		5,256
	Multiline Retail — 0.1%
600	Target Corp., 6.00%, 01/15/18	630
	Oil, Gas & Consumable Fuels — 0.3%
400	Canadian Natural Resources Ltd. (Canada), 5.90%, 02/01/18	410
225	ConocoPhillips Canada Funding Co. (Canada), 5.63%, 10/15/16	239
1,874	ConocoPhillips Co., 8.75%, 05/25/10	2,102
400	Marathon Oil Corp., 6.00%, 10/01/17	412
		3,163
	Paper & Forest Products — 0.2%
	International Paper Co.,
1,316	4.00%, 04/01/10	1,326
514	4.25%, 01/15/09	515
160	Weyerhaeuser Co., 6.75%, 03/15/12	166
		2,007
	Personal Products — 0.0% (g)
187	Procter & Gamble Co., Series A, 9.36%, 01/01/21	240
	Pharmaceuticals — 0.0% (g)
175	Schering-Plough Corp., 6.00%, 09/15/17	183
	Real Estate Investment Trusts (REITs) — 0.1%
300	HRPT Properties Trust, 6.65%, 01/15/18	264
	Simon Property Group LP,
275	5.63%, 08/15/14	276
100	6.10%, 05/01/16	99
		639
	Real Estate Management & Development — 0.0% (g)
319	ERP Operating LP, 4.75%, 06/15/09	318
	Road & Rail — 0.3%
	Burlington Northern Santa Fe Corp.,
785	6.13%, 03/15/09	801
798	7.13%, 12/15/10	866
135	Norfolk Southern Corp., 7.70%, 05/15/17	158
	Union Pacific Corp.,
175	4.88%, 01/15/15	172
200	5.65%, 05/01/17	201
450	5.70%, 08/15/18	454
		2,652

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   87

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — 0.1%
620	Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16	630
	Thrifts & Mortgage Finance — 0.8%
	Countrywide Home Loans, Inc.,
917	3.25%, 05/21/08 (c)	892
3,190	4.00%, 03/22/11	2,804
	Washington Mutual Bank FA,
299	5.65%, 08/15/14	272
1,196	6.88%, 06/15/11	1,131
	Washington Mutual, Inc.,
1,085	4.20%, 01/15/10	1,024
300	7.25%, 11/01/17	275
1,196	World Savings Bank FSB, 4.50%, 06/15/09	1,213
		7,611
	Water Utilities — 0.0% (g)
300	American Water, 6.09%, 10/15/17 (e)	310
	Wireless Telecommunication Services — 0.3%
1,436	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	1,586
1,650	Sprint Nextel Corp., 6.00%, 12/01/16	1,205
400	Vodafone Group plc (United Kingdom), 5.00%, 09/15/15	389
		3,180
	Total Corporate Bonds (Cost $252,633)	255,537
	Foreign Government Securities — 0.6%
2,393	Province of Quebec (Canada), 5.75%, 02/15/09	2,462
	United Mexican States (Mexico),
1,475	4.63%, 10/08/08 (c)	1,485
1,293	6.38%, 01/16/13	1,405
850	6.63%, 03/03/15	942
	Total Foreign Government Securities (Cost $6,045)	6,294
	Mortgage Pass-Through Securities — 5.3%
	Federal Home Loan Mortgage Corp.
387	ARM, 6.73%, 01/01/27	393
72	ARM, 7.13%, 07/01/26	73
	30 Year, Single Family,
48	12.00%, 08/01/15 – 07/01/19	55
	Federal Home Loan Mortgage Corp. Gold Pools,
	15 Year, Single Family,
1,873	4.00%, 05/01/14 – 08/01/18	1,856
736	4.50%, 10/01/18	739
875	5.00%, 12/01/17	889
216	5.50%, 06/01/17	222
290	6.00%, 04/01/18	300
217	6.50%, 05/01/17	227
194	7.00%, 09/01/10 – 09/01/12 (m)	203
152	7.50%, 08/01/08 – 10/01/14	155
45	8.50%, 01/01/10	47
	30 Year, Single Family,
1,533	5.50%, 07/01/35	1,548
940	6.00%, 01/01/34	963
102	7.00%, 04/01/22 – 04/01/26	109
71	7.50%, 08/01/25	77
89	8.00%, 07/01/20 – 11/01/24	97
237	8.50%, 07/01/28	263
	Other
217	6.00%, 12/01/22	224
395	6.50%, 12/01/13 – 11/01/22	415
	Federal National Mortgage Association
444	ARM, 4.64%, 09/01/34	451
1,562	ARM, 4.83%, 01/01/35	1,621
178	ARM, 5.43%, 03/01/29	176
1,581	ARM, 5.46%, 06/01/36	1,615
167	ARM, 5.48%, 09/01/27	168
68	ARM, 6.33%, 03/01/19	68
18	ARM, 6.79%, 08/01/19	19
32	ARM, 7.54%, 06/01/26	32
	15 Year, Single Family,
1,836	4.00%, 07/01/18	1,797
10,670	4.50%, 05/01/18 – 11/01/19	10,734
3,839	5.00%, 12/01/16 – 10/01/19	3,897
520	5.50%, 01/01/20	534
1,655	6.50%, 09/01/13 – 08/01/20	1,735
26	7.00%, 06/01/10	27
296	7.50%, 10/01/12	310
211	8.00%, 11/01/12	220
	30 Year, Single Family,
2,172	5.00%, 11/01/33 – 12/01/34	2,149
3,206	5.50%, 04/01/33 – 12/01/33	3,238
1,658	6.00%, 12/01/32 – 09/01/33	1,702
872	6.50%, 03/01/29 – 08/01/31	914
318	7.00%, 07/01/25 – 08/01/32	338
153	7.50%, 11/01/22 – 05/01/25	166
551	8.00%, 03/01/21 – 11/01/28	601
294	8.50%, 07/01/24 – 02/01/30	323
231	9.00%, 09/01/19 – 12/01/30	255
66	9.50%, 12/01/18	74

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
29	10.00%, 02/01/24	34
41	12.50%, 01/01/16	48
	Other
808	4.00%, 09/01/13	817
457	4.50%, 11/01/14	467
909	6.50%, 04/01/25	952
	Government National Mortgage Association
	15 Year, Single Family,
337	6.00%, 10/15/17	349
34	6.50%, 7/15/09	34
85	7.50%, 02/15/12 – 03/15/12	88
374	8.00%, 05/15/09 – 01/15/16	398
	30 Year, Single Family,
1,538	6.00%, 03/20/28 – 11/15/28	1,597
1,429	6.50%, 01/15/24 – 02/15/33	1,501
1,779	7.00%, 11/15/23 – 06/15/33	1,913
141	7.50%, 01/15/26 – 06/15/32	202
472	8.00%, 05/15/22 – 10/20/28	465
260	8.50%, 03/15/17 – 05/20/25	285
111	9.00%, 01/15/09 – 11/15/24	123
207	9.50%, 10/15/09 – 12/15/25	231
97	12.00%, 11/15/19	116
	Other
187	7.50%, 11/15/22 – 09/20/28	202
	Total Mortgage Pass-Through Securities (Cost $50,274)	51,841
	Supranational — 0.0% (g)
160	Corp. Andina de Fomento, 5.20%, 05/21/13	161
80	Inter-American Development Bank, 8.40%, 09/01/09	87
	Total Supranational Securities (Cost $241)	248
	U.S. Government Agency Securities — 1.4%
	Federal Home Loan Bank System,
5,401	4.72%, 09/20/12	5,467
798	6.21%, 06/02/09	836
387	Federal Home Loan Mortgage Corp., 6.88%, 09/15/10 (c)	427
	Federal National Mortgage Association,
3,190	5.50%, 03/15/11	3,426
957	6.13%, 03/15/12 (c)	1,065
2,672	6.25%, 02/01/11	2,896
	Total U.S. Government Agency Securities (Cost $13,582)	14,117
	U.S. Treasury Obligations — 15.1%
	U.S. Treasury Bonds,
18,227	11.75%, 11/15/14 (m)	21,262
15,114	12.00%, 08/15/13 (m)	15,798
1,042	12.50%, 08/15/14 (m)	1,201
	U.S. Treasury Bonds Coupon STRIPS,
500	02/15/10 (c)	485
9,348	02/15/11 (c)	8,818
2,000	08/15/11 (c)	1,861
239	02/15/12 (c)	218
3,150	05/15/12 (c)	2,876
399	08/15/12 (c)	358
4,625	11/15/12 (c)	4,113
7,976	02/15/13 (c)	7,015
1,596	08/15/13 (m)	1,377
798	11/15/13 (c)	681
11,773	02/15/14 (m)	9,885
6,684	05/15/14 (m)	5,540
15,798	08/15/14 (m)	12,963
9,437	11/15/14 (m)	7,649
300	02/15/15 (c)	238
498	08/15/15 (c)	386
8,048	11/15/15 (c)	6,138
18,889	02/15/16 (c)	14,257
3,478	05/15/16 (c)	2,590
1,595	08/15/16	1,175
1,100	5/15/17 (c)	773
1,050	2/15/18 (c)	709
	U.S. Treasury Bonds Principal STRIPS,
4,982	11/15/09 (c)	4,847
6,360	11/15/12 (c)	5,659
6,863	U.S. Treasury Inflation Indexed Bonds, 4.25%, 01/15/10 (c)	7,500
	U.S. Treasury Notes,
400	3.63%, 07/15/09 (c)	411
100	4.00%, 06/15/09 (c)	103
1,000	U.S. Treasury Notes Principal STRIPS, 5/15/2008 (c)	996
	Total U.S. Treasury Obligations (Cost $142,120)	147,882
	Total Long-Term Investments (Cost $938,564)	955,947
Short-Term Investment — 2.4%
	Investment Company — 2.4%
23,034	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $23,034)	23,034

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   89

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 7.1%
	Certificates of Deposit — 1.0%
5,000	Bank of New York, FRN, 3.15%, 05/02/08	4,999
5,000	Canadian Imperial Bank, New York, FRN, 3.21%, 03/31/09	5,000
		9,999
	Corporate Notes — 3.0%
3,500	BBVA Senior Finance S.A. (Spain), FRN, 5.18%, 03/12/10	3,500
3,000	General Electric Capital Corp., FRN, 3.15%, 03/12/10	2,962
3,000	Pricoa Global Funding I, FRN, 3.16%, 12/15/09	3,000
4,000	Banque Federative du Credit (France), FRN, 3.15%, 08/01/08	4,000
4,000	Caixa Catal, (Spain) FRN, 5.18%, 06/30/08	4,000
2,000	CDC Financial Products, Inc., FRN, 3.28%, 03/31/08	2,000
1,000	Citigroup Global Markets, Inc., FRN, 3.28%, 03/07/08	1,000
5,000	Macquarie Bank Ltd, FRN, 3.13%, 08/20/08	5,000
3,500	Monumental Global Funding, FRN, 3.14%, 05/24/10	3,484
		28,946
	Repurchase Agreements — 3.1%
1,037	Banc of America Securities LLC, 3.17%, dated 02/29/08, due 03/03/08, repurchase price $1,037, collateralized by U.S. Government Agency Mortgages	1,037
10,000	Barclays Capital, 3.18%, dated 02/29/08, due 03/03/08, repurchase price $10,003, collateralized by U.S. Government Agency Mortgages	10,000
10,000	Bear Stearns Cos., Inc., 3.13%, dated 02/29/08, due 03/03/08, repurchase price $10,003, collateralized by U.S. Government Agency Mortgages (y)	10,000
10,000	Lehman Brothers, Inc., 3.12%, dated 02/29/08, due 03/03/08, repurchase price 10,003, collateralized by U.S. Government Agency Mortgages	10,000
		31,037
	Total Investments of Cash Collateral for Securities on Loan (Cost $70,037)	69,982
	Total Investments — 106.8% (Cost $1,031,635)	1,048,963
	Liabilities in Excess of Other Assets — (6.8)%	(66,641)
	NET ASSETS — 100.0%	$982,322

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
		Asset-Backed Securities — 0.2%
642		Bear Stearns Asset Backed Securities Trust, Inc., Series 2006-SD1 A, FRN, 3.50%, 04/25/36 (i) (y)	548
500		Capital One Auto Finance Trust, Series 2007-C, Class A2B, FRN, 3.54%, 05/15/10	494
158		Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 3.40%, 05/25/36	161
400		Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.24%, 01/25/36	391
589		Residential Asset Mortgage Products, Inc., Series 2004-RS8, Class A16, SUB, 4.98%, 08/25/34	573
		Total Asset Backed Securities (Cost $2,173)	2,167
		Collateralized Mortgage Obligations — 73.9%
		Agency CMO — 44.4%
		Federal Home Loan Mortgage Corp. REMICS,
74		Series 11, Class D, 9.50%, 07/15/19	79
29		Series 22, Class C, 9.50%, 04/15/20	32
40		Series 23, Class F, 9.60%, 04/15/20	43
31		Series 30, Class D, 9.50%, 02/15/20	33
1		Series 41, Class I, HB, 84.00%, 05/15/20	2
19		Series 47, Class F, 10.00%, 06/15/20	21
225		Series 77, Class H, 8.50%, 09/15/20	248
6		Series 81, Class A, 8.13%, 11/15/20	7
16		Series 84, Class F, 9.20%, 10/15/20	18
16		Series 99, Class Z, 9.50%, 01/15/21	17
—	(h)	Series 180, Class J, HB, 1,010.00%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.50%, 08/15/21	2
—	(h)	Series 189, Class K, HB, 1,009.50%, 10/15/21	2
1		Series 204, Class E, IF, HB, 1,266.72%, 05/15/23	12
—	(h)	Series 1045, Class G, HB, 1,066.21%, 02/15/21	4
9		Series 1065, Class J, 9.00%, 04/15/21	10
23		Series 1079, Class S, IF, 23.37%, 05/15/21	32
—	(h)	Series 1082, Class D, HB, 1,007.78%, 05/15/21	2
14		Series 1084, Class F, FRN, 4.07%, 05/15/21	14
10		Series 1084, Class S, IF, HB, 31.16%, 05/15/21	15
16		Series 1133, Class H, 7.00%, 09/15/21	17
30		Series 1144, Class KB, 8.50%, 09/15/21	30
—	(h)	Series 1172, Class L, VAR, HB, 1,179.72%, 11/15/21	4
27		Series 1179, Class H, 7.50%, 11/15/21	28
1		Series 1196, Class B, IF, HB, 814.32%, 01/15/22	12
49		Series 1254, Class N, 8.00%, 04/15/22	49
93		Series 1343, Class LA, 8.00%, 08/15/22	103
47		Series 1343, Class LB, 7.50%, 08/15/22	46
177		Series 1374, Class Z, 7.00%, 10/15/22	191
48		Series 1395, Class G, 6.00%, 10/15/22	48
434		Series 1401, Class J, 7.00%, 10/15/22	433
564		Series 1466, Class PZ, 7.50%, 02/15/23	613
17		Series 1470, Class F, FRN, 5.07%, 02/15/23	17
18		Series 1505, Class QB, IF, 13.47%, 05/15/23	21
1		Series 1506, Class F, FRN, 5.72%, 05/15/08	1
58		Series 1512, Class J, 6.50%, 05/15/08	58
18		Series 1513, Class N, 6.50%, 05/15/08	18
182		Series 1518, Class G, IF, 6.62%, 05/15/23	193
144		Series 1526, Class L, 6.50%, 06/15/23	153
20		Series 1540, Class IA, 7.00%, 06/15/13	22
211		Series 1541, Class O, FRN, 2.97%, 07/15/23	213
1,554		Series 1543, Class VM, 6.90%, 04/15/23	1,593
16		Series 1544, Class J, IF, 10.33%, 07/15/08	16
4		Series 1549, Class K, 8.50%, 07/15/08	4
158		Series 1560, Class PN, 7.00%, 12/15/12	158
47		Series 1570, Class F, FRN, 5.57%, 08/15/23	48
116		Series 1570, Class SA, IF, 12.07%, 08/15/23	146
499		Series 1578, Class K, 6.90%, 09/15/23	533
57		Series 1578, Class V, IO, 7.00%, 09/15/23	10
1,102		Series 1591, Class PV, 6.25%, 10/15/23	1,165
354		Series 1596, Class D, 6.50%, 10/15/13	366
15		Series 1602, Class SA, IF, 12.59%, 10/15/23	18
9		Series 1606, Class M, FRN, 2.97%, 11/15/08	9
30		Series 1606, Class SC, IF, 10.32%, 11/15/08	31
444		Series 1609, Class LG, IF, 10.56%, 11/15/23	492
185		Series 1611, Class JA, FRN, 4.38%, 08/15/23	185
1,667		Series 1628, Class LZ, 6.50%, 12/15/23	1,779
685		Series 1638, Class H, 6.50%, 12/15/23	747
1,036		Series 1644, Class K, 6.75%, 12/15/23	1,129
37		Series 1647, Class PK, 6.50%, 12/15/08	37
40		Series 1649, Class S, IF, 9.59%, 12/15/08	41
1,660		Series 1658, Class GZ, 7.00%, 01/15/24	1,777
6		Series 1671, Class QC, IF,10.00%, 02/15/24	7
703		Series 1677, Class Z, 7.50%, 07/15/23	764
10		Series 1686, Class SH, IF, 12.21%, 02/15/24	12
37		Series 1688, Class W, 7.25%, 03/15/14	40
8		Series 1689, Class SD, IF, 10.77%, 10/15/23	8
518		Series 1695, Class EB, 7.00%, 03/15/24	564
25		Series 1698, Class SC, IF, 11.37%, 03/15/09	26
80		Series 1699, Class FC, FRN, 3.72%, 03/15/24	81

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   91

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
92	Series 1745, Class D, 7.50%, 08/15/24	98
1,880	Series 1760, Class ZD, FRN, 3.22%, 02/15/24	1,925
274	Series 1798, Class F, 5.00%, 05/15/23	279
36	Series 1807, Class A, 6.00%, 11/15/08	36
14	Series 1807, Class G, 9.00%, 10/15/20	15
1,663	Series 1813, Class I, PO 11/15/23	1,347
6,430	Series 1813, Class J, IF, IO, 3.00%, 11/15/23	620
533	Series 1829, Class ZB, 6.50%, 03/15/26	570
41	Series 1844, Class E, 6.50%, 10/15/13	41
951	Series 1863, Class Z, 6.50%, 07/15/26	1,014
6	Series 1865, Class D, PO, 02/15/24	4
233	Series 1899, Class ZE, 8.00%, 09/15/26	258
9	Series 1900, Class T, PO, 08/15/08	9
228	Series 1963, Class Z, 7.50%, 01/15/27	237
61	Series 1985, Class PR, IO, 8.00%, 07/15/27	14
106	Series 1987, Class PE, 7.50%, 09/15/27	108
93	Series 2025, Class PE, 6.30%, 01/15/13	95
53	Series 2033, Class SN, IF, IO, 13.15%, 03/15/24	22
69	Series 2038, Class PN, IO, 7.00%, 03/15/28	14
518	Series 2040, Class PE, 7.50%, 03/15/28	540
83	Series 2042, Class T, 7.00%, 03/15/28	88
407	Series 2055, Class OE, 6.50%, 05/15/13	424
271	Series 2060, Class Z, 6.50%, 05/15/28	287
734	Series 2061, Class DC, IO, 6.50%, 06/15/28	115
1,642	Series 2075, Class PH, 6.50%, 08/15/28	1,746
507	Series 2086, Class GB, 6.00%, 09/15/28	528
102	Series 2089, Class PJ, IO, 7.00%, 10/15/28	21
1,472	Series 2102, Class TC, 6.00%, 12/15/13 (m)	1,540
935	Series 2102, Class TU, 6.00%, 12/15/13 (m)	978
1,461	Series 2110, Class PG, 6.00%, 01/15/29	1,522
978	Series 2111, Class SB, IF, IO, 4.38%, 01/15/29	106
849	Series 2115, Class PE, 6.00%, 01/15/14	888
519	Series 2125, Class JZ, 6.00%, 02/15/29	540
17	Series 2132, Class PD, 6.00%, 11/15/27	17
177	Series 2132, Class SB, IF, 16.41%, 03/15/29	214
264	Series 2132, Class ZL, 6.50%, 03/15/29	282
35	Series 2135, Class UK, IO, 6.50%, 03/15/14	4
34	Series 2141, Class IO, IO, 7.00%, 04/15/29	7
4	Series 2161, Class PG, 6.00%, 04/15/28	4
76	Series 2163, Class PC, IO, 7.50%, 06/15/29	15
178	Series 2178, Class PB, 7.00%, 08/15/29	190
93	Series 2189, Class SA, IF, 11.65%, 02/15/28	98
265	Series 2201, Class C, 8.00%, 11/15/29	284
801	Series 2209, Class TC, 8.00%, 01/15/30	849
357	Series 2210, Class Z, 8.00%, 01/15/30	386
156	Series 2224, Class CB, 8.00%, 03/15/30	164
94	Series 2247, Class Z, 7.50%, 08/15/30	102
290	Series 2254, Class Z, 9.00%, 09/15/30	300
433	Series 2256, Class MC, 7.25%, 09/15/30	454
748	Series 2259, Class ZM, 7.00%, 10/15/30	799
754	Series 2271, Class PC, 7.25%, 12/15/30	778
518	Series 2283, Class K, 6.50%, 12/15/23	565
273	Series 2296, Class PD, 7.00%, 03/15/31	280
947	Series 2303, Class ZN, 8.50%, 04/15/29	1,114
117	Series 2306, Class K, PO, 05/15/24	101
293	Series 2306, Class SE, IF, IO, 6.88%, 05/15/24	46
956	Series 2323, Class VO, 6.00%, 10/15/22	969
1,675	Series 2344, Class QG, 6.00%, 08/15/16	1,765
2,178	Series 2344, Class ZD, 6.50%, 08/15/31	2,294
225	Series 2344, Class ZJ, 6.50%, 08/15/31	240
188	Series 2345, Class NE, 6.50%, 08/15/31	200
602	Series 2347, Class VP, 6.50%, 03/15/20	639
620	Series 2353, Class TD, 6.00%, 09/15/16	656
602	Series 2355, Class BP, 6.00%, 09/15/16	634
498	Series 2358, Class PD, 6.00%, 09/15/16	524
973	Series 2359, Class PM, 6.00%, 09/15/16	1,025
446	Series 2359, Class ZB, 8.50%, 06/15/31	522
1,120	Series 2360, Class PG, 6.00%, 09/15/16	1,176
227	Series 2362, Class PD, 6.50%, 06/15/20	229
342	Series 2363, Class PF, 6.00%, 09/15/16	359
601	Series 2366, Class MD, 6.00%, 10/15/16	620
160	Series 2368, Class AS, IF, 12.81%, 10/15/31	186
444	Series 2368, Class TG, 6.00%, 10/15/16	467
177	Series 2372, Class F, FRN, 3.62%, 10/15/31	177
178	Series 2383, Class FD, FRN, 3.62%, 11/15/31	179
324	Series 2388, Class UZ, 8.50%, 06/15/31	360
274	Series 2389, Class VA, 6.00%, 02/15/11	276
2,946	Series 2391, Class QR, 5.50%, 12/15/16	3,066
744	Series 2392, Class PV, 6.00%, 12/15/20	753
277	Series 2394, Class MC, 6.00%, 12/15/16	292
889	Series 2399, Class TH, 6.50%, 01/15/32	948
319	Series 2410, Class HC, 5.50%, 02/15/09	325
460	Series 2410, Class OE, 6.38%, 02/15/32	487
694	Series 2410, Class QS, IF, 11.38%, 02/15/32	766
302	Series 2410, Class QX, IF, IO, 5.53%, 02/15/32	42
295	Series 2412, Class SE, IF, 9.85%, 02/15/09	314
473	Series 2423, Class MC, 7.00%, 03/15/32	508
564	Series 2423, Class MT, 7.00%, 03/15/32	605
715	Series 2425, Class OB, 6.00%, 03/15/17	754

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
770	Series 2434, Class TC, 7.00%, 04/15/32	828
1,400	Series 2436, Class MC, 7.00%, 04/15/32	1,509
401	Series 2444, Class ES, IF, IO, 4.83%, 03/15/32	44
396	Series 2450, Class GZ, 7.00%, 05/15/32	420
455	Series 2450, Class SW, IF, IO, 4.88%, 03/15/32	52
31	Series 2458, Class OD, 6.00%, 04/15/16	31
1,554	Series 2458, Class QE, 5.50%, 06/15/17	1,617
1,091	Series 2460, Class VZ, 6.00%, 11/15/29	1,134
861	Series 2462, Class NB, 6.50%, 06/15/22	943
132	Series 2470, Class SL, IF, 9.00%, 01/15/27	137
1,157	Series 2474, Class SJ, IF, IO, 4.53%, 07/15/17	90
459	Series 2480, Class PV, 6.00%, 07/15/11	476
796	Series 2498, Class UD, 5.50%, 06/15/16	806
221	Series 2500, Class TD, 5.50%, 02/15/16	222
994	Series 2513, Class YO, PO, 02/15/32	903
1,519	Series 2515, Class DE, 4.00%, 03/15/32	1,494
220	Series 2517, Class SE, IF, 8.45%, 10/15/09	240
279	Series 2519, Class BT, 8.50%, 09/15/31	302
920	Series 2527, Class VU, 5.50%, 10/15/13	953
1,036	Series 2533, Class HB, 5.50%, 12/15/17	1,088
829	Series 2535, Class BK, 5.50%, 12/15/22	864
432	Series 2541, Class GX, 5.50%, 02/15/17	439
1,645	Series 2553, Class GF, FRN, 3.52%, 02/15/17	1,647
725	Series 2557, Class WJ, 5.00%, 07/15/14	731
644	Series 2565, Class MB, 6.00%, 05/15/30	660
309	Series 2571, Class SK, IF, 21.04%, 09/15/23	435
1,023	Series 2586, Class WI, IO, 6.50%, 03/15/33	205
1,884	Series 2594, Class VA, 6.00%, 03/15/14	1,941
653	Series 2594, Class VP, 6.00%, 02/15/14	668
995	Series 2597, Class DS, IF, IO, 4.43%, 02/15/33	74
1,534	Series 2599, Class DS, IF, IO, 3.88%, 02/15/33	97
1,412	Series 2610, Class DS, IF, IO, 3.98%, 03/15/33	106
3,277	Series 2611, Class SH, IF, IO, 4.53%, 10/15/21	298
1,036	Series 2611, Class UH, 4.50%, 05/15/18	1,037
2,330	Series 2617, Class GR, 4.50%, 05/15/18	2,337
369	Series 2624, Class IU, IO, 5.00%, 06/15/33	76
6,651	Series 2626, Class NS, IF, IO, 3.43%, 06/15/23	869
863	Series 2630, Class KN, 2.50%, 04/15/13	859
2,071	Series 2631, Class LC, 4.50%, 06/15/18	2,080
391	Series 2663, Class EO, PO, 08/15/33	280
2,089	Series 2637, Class SA, IF, IO, 2.98%, 06/15/18	166
491	Series 2640, Class UG, IO, 5.00%, 01/15/32	132
693	Series 2640, Class UR, IO, 4.50%, 08/15/17	48
455	Series 2643, Class HI, IO, 4.50%, 12/15/16	34
2,580	Series 2650, Class PO, PO, 12/15/32	2,200
4,264	Series 2650, Class SO, PO, 12/15/32	3,613
878	Series 2656, Class SH, IF, 12.24%, 02/15/25	978
1,000	Series 2657, Class MD, 5.00%, 12/15/20	1,032
2,938	Series 2668, Class SB, IF, 4.43%, 10/15/15	2,949
1,036	Series 2672, Class ME, 5.00%, 11/15/22	1,062
509	Series 2672, Class SJ, IF, 4.38%, 09/15/16	499
6,732	Series 2675, Class CK, 4.00%, 09/15/18 (m)	6,546
1,255	Series 2682, Class YS, IF, 4.10%, 10/15/33	974
238	Series 2683, Class VA, 5.50%, 02/15/21	245
11,562	Series 2684, Class PO, PO, 01/15/33	8,349
1,346	Series 2684, Class TO, PO,10/15/33	781
3,759	Series 2686, Class GB, 5.00%, 05/15/20	3,832
1,964	Series 2686, Class NS, IF, IO, 4.48%, 10/15/21	160
955	Series 2691, Class WS, IF, 4.32%, 10/15/33	719
305	Series 2694, Class BA, 4.00%, 06/15/31	301
1,554	Series 2702, Class PC, 5.00%, 01/15/23	1,606
558	Series 2705, Class SC, IF, 4.32%, 11/15/33	433
1,320	Series 2705, Class SD, IF, 4.99%, 11/15/33	1,093
2,589	Series 2715, Class OG, 5.00%, 01/15/23	2,623
3,679	Series 2716, Class UN, 4.50%, 12/15/23	3,555
2,071	Series 2720, Class PC, 5.00%, 12/15/23	2,124
627	Series 2721, Class PI, IO, 5.00%, 05/15/16	15
3,108	Series 2727, Class BS, IF, 4.39%, 01/15/34	2,122
104	Series 2727, Class PO, PO, 01/15/34	59
46	Series 2733, Class GF, FRN, 0.00%, 09/15/33	42
402	Series 2739, Class S, IF, 5.76%, 01/15/34	350
574	Series 2744, Class FE, FRN, 0.00%, 02/15/34	544
726	Series 2744, Class PC, 5.50%, 01/15/31	731
3,904	Series 2744, Class PD, 5.50%, 08/15/33	4,052
2,071	Series 2744, Class TU, 5.50%, 05/15/32	2,121
376	Series 2749, Class PK, IO, 5.00%, 09/15/22	5
439	Series 2753, Class S, IF, 5.76%, 02/15/34	357
5,771	Series 2755, Class PA, PO, 02/15/29	5,166
922	Series 2755, Class SA, IF, 7.96%, 05/15/30	963
679	Series 2756, Class NA, 5.00%, 02/15/24	699
603	Series 2762, Class LO, PO, 03/15/34	396
685	Series 2764, Class OE, 4.50%, 03/15/19	685
309	Series 2769, Class PO, PO, 03/15/34	175
400	Series 2744, Class QO, PO, 02/15/34	260
266	Series 2774, Class QO, PO, 04/15/34	191
1,183	Series 2776, Class SK, IF, 4.39%, 04/15/34	910
262	Series 2777, Class DV, 6.50%, 11/15/17	277
243	Series 2778, Class BS, IF, 7.95%, 04/15/34	220
1,944	Series 2780, Class JG, 4.50%, 04/15/19	1,932
1,678	Series 2780, Class YC, 5.00%, 04/15/19	1,728

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   93

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
568		Series 2801, Class BS, IF, 7.86%, 05/15/34	569
2,864		Series 2812, Class EL, 7.50%, 02/15/27	3,016
509		Series 2827, Class NT, IF, 8.00%, 01/15/22	523
3,294		Series 2827, Class PS, IF, IO, 4.18%, 04/15/28	98
371		Series 2827, Class SQ, IF, 7.50%, 01/15/19	378
511		Series 2841, Class YA, 5.50%, 07/15/27	522
534		Series 2846, Class PO, PO, 08/15/34	435
541		Series 2863, Class JA, 4.50%, 09/15/19	546
1,370		Series 2864, Class GB, 4.00%, 09/15/19	1,329
1,031		Series 2971, Class GB, 5.00%, 11/15/16	1,070
685		Series 2971, Class GC, 5.00%, 07/15/18	713
271		Series 2975, Class KO, PO, 05/15/35	230
978		Series 2989, Class PO, PO, 06/15/23	800
463		Series 2996, Class FD, FRN, 3.37%, 06/15/35	459
2,739		Series 3047, Class OB, 5.50%, 12/15/33	2,853
4,687		Series 3068, Class QB, 4.50%, 06/15/20	4,686
2,514		Series 3100, Class MA, VAR, 7.76%, 12/15/35 (i)	2,406
853		Series 3101, Class EA, 6.00%, 06/15/20	859
1,715		Series 3117, Class EO, PO, 02/15/36	1,411
1,959		Series 3117, Class OK, PO, 02/15/36	1,492
1,937		Series 3118, Class DM, 5.00%, 02/15/24	1,916
70		Series 3122, Class ZB, 6.00%, 03/15/36	65
1,419		Series 3134, Class PO, PO, 03/15/36	1,142
1,626		Series 3138, Class PO, PO, 04/15/36	1,286
2,157		Series 3150, Class PO, PO, 05/15/36	1,711
1,778		Series 3152, Class MO, PO, 03/15/36	1,431
1,062		Series 3158, Class LX, FRN, 0.00%, 05/15/36	943
1,000		Series 3162, Class OB, 6.00%, 11/15/30	1,045
361		Series 3164, Class CF, FRN, 0.00%, 04/15/33	322
1,144		Series 3174, Class PX, 5.00%, 06/15/17	1,186
2,441		Series 3179, Class OA, PO, 07/15/36	2,030
1,224		Series 3189, Class SN, IF, 8.33%, 11/15/35	1,340
1,480		Series 3195, Class PD, 6.50%, 07/15/36	1,604
2,469		Series 3260, Class CS, IF, IO, 3.02%, 01/15/37	146
1,950		Series 3274, Class JO, PO, 02/15/37	1,526
4,000		Series 3299, Class KB, 5.00%, 08/15/29	4,088
3,000		Series 3334, Class MC, 5.00%, 04/15/33	3,008
10,246		Series 3342, Class HI, IF, IO, 2.88%, 07/15/37	453
		Federal Home Loan Mortgage Corp. STRIPS,
6		Series 1, Class B, IO, 8.00%, 10/15/18	1
3		Series 16, Class B, IO, 10.00%, 06/01/20	1
29		Series 134, Class B, IO, 9.00%, 04/01/22	7
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
645		Series T-41, Class 3A, VAR, 7.50%, 07/25/32 (m)	681
143		Series T-51, Class 1A, VAR, 6.50%, 09/25/43	152
174		Series T-51, Class 2A, VAR, 7.50%, 08/25/42	185
1,397		Series T-54, Class 2A, 6.50%, 02/25/43	1,443
397		Series T-54, Class 3A, 7.00%, 02/25/43	431
362		Series T-58, Class APO, PO, 09/25/43	316
		Federal National Mortgage Association STRIPS,
25		Series 23, Class 2, IO, 10.00%, 09/01/17	6
15		Series 59, Class 2, IO, 9.50%, 07/01/17	3
881		Series 213, Class 2, IO, 8.00%, 03/01/23	201
30		Series 265, Class 2, 9.00%, 03/01/24	33
60		Series 285, Class 1, PO, 02/01/27	51
723		Series 340, Class 1, PO, 09/01/33	534
		Federal National Mortgage Association REMICS,
134		Series 1988-7, Class Z, 9.25%, 04/25/18	146
7		Series 1988-11, Class D, PO, 05/25/18	7
767		Series 1988-21, Class G, 9.50%, 08/25/18	860
8		Series 1988-29, Class B, 9.50%, 12/25/18	8
14		Series 1989-19, Class A, 10.30%, 04/25/19	14
11		Series 1989-21, Class G, 10.45%, 04/25/19	13
33		Series 1989-27, Class Y, 6.90%, 06/25/19	34
32		Series 1989-70, Class G, 8.00%, 10/25/19	35
16		Series 1989-78, Class H, 9.40%, 11/25/19	18
15		Series 1989-89, Class H, 9.00%, 11/25/19	16
12		Series 1990-60, Class K, 5.50%, 06/25/20	12
12		Series 1990-93, Class G, 5.50%, 08/25/20	12
—	(h)	Series 1990-95, Class J, HB, 1,118.04%, 08/25/20	8
65		Series 1990-102, Class J, 6.50%, 08/25/20	69
10		Series 1990-134, Class SC, IF, 16.87%, 11/25/20	13
1		Series 1990-140, Class K, HB, 652.15%, 12/25/20	9
—	(h)	Series 1991-7, Class K, HB, 908.50%, 02/25/21	2
337		Series 2001-44, Class PD, 7.00%, 09/25/31	362
673		Series 1991-44, Class G, 8.50%, 05/25/21	747
—	(h)	Series 1991-60, Class PM, HB, 1,009.00%, 06/25/21	4
318		Series 1992-7, Class Q, 8.00%, 01/25/18	323
17		Series 1992-33, Class F, FRN, 3.27%, 03/25/22	17
37		Series 1992-38, Class Z, 7.50%, 02/25/22	38
137		Series 1992-73, Class H, 7.50%, 05/25/22	142
24		Series 1992-101, Class J, 7.50%, 06/25/22	25
539		Series 1992-188, Class PZ, 7.50%, 10/25/22	584

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
584	Series 1993-25, Class J, 7.50%, 03/25/23	641
250	Series 1993-27, Class S, IF, 5.02%, 02/25/23	249
109	Series 1993-31, Class K, 7.50%, 03/25/23	118
1,093	Series 1993-54, Class Z, 7.00%, 04/25/23	1,184
58	Series 1993-62, Class SA, IF, 11.03%, 04/25/23	68
3	Series 1993-72, Class F, FRN, 4.97%, 05/25/08	3
54	Series 1993-97, Class FA, FRN, 4.41%, 05/25/23	56
32	Series 1993-108, Class D, PO, 02/25/23	31
11	Series 1993-131, Class Z, 7.00%, 07/25/08	11
133	Series 1993-162, Class F, FRN, 4.11%, 08/25/23	134
7	Series 1993-164, Class SA, IF, 9.70%, 09/25/08	7
22	Series 1993-165, Class SD, IF, 6.21%, 09/25/23	24
342	Series 1993-167, Class GA, 7.00%, 09/25/23	356
4	Series 1993-175, Class SA, IF, 14.34%, 09/25/08	4
215	Series 1993-179, Class SB, IF, 11.94%, 10/25/23	259
33	Series 1993-190, Class S, IF, 7.42%, 10/25/08	33
12	Series 1993-192, Class SC, IF, 7.03%, 10/25/08	13
3	Series 1993-196, Class FA, FRN, 4.97%, 10/25/08	3
5	Series 1993-196, Class SA, IF, 10.95%, 10/25/08	5
3	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	3
20	Series 1993-204, Class PE, IO, 6.50%, 05/25/23	1
422	Series 1993-220, Class SG, IF, 9.69%, 11/25/13	467
104	Series 1993-225, Class SG, IF, 14.16%, 12/25/13	125
40	Series 1993-228, Class G, PO, 09/25/23	34
25	Series 1993-230, Class FA, FRN, 3.76%, 12/25/23	25
13	Series 1993-233, Class SC, IF, 10.09%, 12/25/08	14
75	Series 1993-234, Class SC, IF, 7.84%, 12/25/08	75
809	Series 1993-250, Class Z, 7.00%, 12/25/23	861
373	Series 1993-257, Class C, PO, 06/25/23	339
11	Series 1994-13, Class SK, IF, 9.90%, 02/25/09	11
177	Series 1994-34, Class DZ, 6.00%, 03/25/09	178
345	Series 1994-37, Class L, 6.50%, 03/25/24	366
72	Series 1995-2, Class Z, 8.50%, 01/25/25	79
722	Series 1996-14, Class SE, IF, IO, 7.17%, 08/25/23	106
14	Series 1996-20, Class L, PO, 09/25/08	14
30	Series 1996-59, Class J, 6.50%, 08/25/22	31
236	Series 1997-20, Class IO, IO, 1.84%, 03/25/27	8
54	Series 1997-24, Class Z, 8.00%, 04/18/27	59
53	Series 1997-27, Class J, 7.50%, 04/18/27	56
54	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	11
200	Series 1998-36, Class J, 6.00%, 07/18/28	203
1,174	Series 1998-36, Class ZB, 6.00%, 07/18/28	1,208
464	Series 1998-43, Class SA, IF, IO, 15.07%, 04/25/23	129
339	Series 1999-57, Class Z, 7.50%, 12/25/19	372
335	Series 1999-62, Class PB, 7.50%, 12/18/29	366
49	Series 2000-52, Class IO, IO, 8.50%, 01/25/31	11
2,157	Series 2001-4, Class ZA, 6.50%, 03/25/31	2,305
442	Series 2001-5, Class OW, 6.00%, 03/25/16	461
369	Series 2001-7, Class PF, 7.00%, 03/25/31	397
1,144	Series 2001-31, Class VD, 6.00%, 05/25/31	1,192
695	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	155
618	Series 2001-36, Class DE, 7.00%, 08/25/31	661
603	Series 2001-44, Class PU, 7.00%, 09/25/31	648
211	Series 2001-49, Class DQ, 6.00%, 11/25/15	213
983	Series 2001-49, Class LZ, 8.50%, 07/25/31	1,089
499	Series 2001-52, Class XN, 6.50%, 11/25/15	531
547	Series 2001-61, Class VB, 7.00%, 12/25/16	546
1,290	Series 2001-61, Class Z, 7.00%, 11/25/31	1,382
966	Series 2001-71, Class QE, 6.00%, 12/25/16	1,017
520	Series 2001-72, Class SX, IF, 10.17%, 12/25/31	551
514	Series 2001-74, Class MB, 6.00%, 12/25/16	545
441	Series 2002-1, Class HC, 6.50%, 02/25/22	471
213	Series 2002-1, Class SA, IF, 15.00%, 02/25/32	260
347	Series 2002-1, Class UD, IF, 13.45%, 12/25/23	419
1,036	Series 2002-3, Class PG, 5.50%, 02/25/17	1,076
285	Series 2002-8, Class SR, IF, 9.82%, 03/25/09	302
404	Series 2002-9, Class ST, IF 11.80%, 03/25/17	474
83	Series 2002-9, Class VE, 6.50%, 12/25/12	83
2,071	Series 2002-11, Class QG, 5.50%, 03/25/17	2,164
1,929	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	83
135	Series 2002-13, Class ST, IF, 10.00%, 03/25/32	150
4,661	Series 2002-18, Class PC, 5.50%, 04/25/17	4,853
987	Series 2002-19, Class PE, 6.00%, 04/25/17	1,039
270	Series 2002-37, Class Z, 6.50%, 06/25/32	278
1,554	Series 2002-55, Class QE, 5.50%, 09/25/17	1,616
6,423	Series 2002-56, Class UC, 5.50%, 09/25/17 (m)	6,668
562	Series 2002-59, Class AC, 6.00%, 03/25/28	564
918	Series 2002-62, Class ZE, 5.50%, 11/25/17	961
1,225	Series 2002-63, Class KC, 5.00%, 10/25/17	1,264

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   95

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
932	Series 2002-63, Class LB, 5.50%, 10/25/17	972
327	Series 2002-73, Class S, IF, 8.41%, 11/25/09	355
2,071	Series 2002-74, Class LD, 5.00%, 01/25/16	2,105
1,554	Series 2002-74, Class PD, 5.00%, 11/25/15	1,576
1,303	Series 2002-74, Class VB, 6.00%, 11/25/31	1,326
1,057	Series 2002-77, Class S, IF, 8.74%, 12/25/32	1,084
91	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	11
1,036	Series 2003-22, Class UD, 4.00%, 04/25/33	901
1,036	Series 2003-27, Class DW, 4.50%, 04/25/17	1,043
404	Series 2003-39, Class IO, IO, VAR, 6.00%, 05/25/33	86
2,408	Series 2003-41, Class PE, 5.50%, 05/25/23	2,549
259	Series 2003-52, Class SX, IF, 13.54%, 10/25/31	308
777	Series 2003-65, Class CI, IO, 4.50%, 03/25/15	38
312	Series 2003-67, Class VQ, 7.00%, 01/25/19	334
1,565	Series 2003-68, Class QP, 3.00%, 07/25/22	1,513
506	Series 2003-73, Class GA, 3.50%, 05/25/31	497
720	Series 2003-73, Class PB, 4.50%, 08/25/18	724
210	Series 2003-74, Class SH, IF, 4.53%, 08/25/33	182
222	Series 2003-79, Class NM, 4.00%, 05/25/22	221
872	Series 2003-8, Class SB, IF, IO, 4.52%, 03/25/16	43
6,878	Series 2003-80, Class SY, IF, IO, 4.52%, 06/25/23	814
1,036	Series 2003-81, Class LC, 4.50%, 09/25/18	1,040
3,001	Series 2003-83, Class PG, 5.00%, 06/25/23	3,072
518	Series 2003-86, Class PX, 4.50%, 02/25/17	525
578	Series 2003-91, Class SD, IF, 7.27%, 09/25/33	596
326	Series 2003-92, Class SH, IF, 5.48%, 09/25/18	323
459	Series 2003-106, Class PO, PO, 08/25/17	409
1,295	Series 2003-106, Class US, IF, 4.37%, 11/25/23	1,109
685	Series 2003-106, Class WE, 4.50%, 11/25/22	676
1,027	Series 2003-113, Class PC, 4.00%, 03/25/15	1,034
3,228	Series 2003-116, Class SB, IF, IO, 4.47%, 11/25/33	346
2,739	Series 2003-117, Class JB, 3.50%, 06/25/33	2,559
777	Series 2003-122, Class TE, 5.00%, 12/25/22	793
1,036	Series 2003-128, Class KE, 4.50%, 01/25/14	1,054
1,218	Series 2003-130, Class SX, IF, 6.82%, 01/25/34	1,281
844	Series 2003-132, Class OA, PO, 08/25/33	682
1,076	Series 2004-1, Class DL, 4.50%, 02/25/18	1,084
1,501	Series 2004-10, Class SC, IF, 16.06%, 02/25/34	1,798
1,162	Series 2004-14, Class SD, IF, 4.37%, 03/25/34	912
1,430	Series 2004-21, Class CO, PO, 04/25/34	808
926	Series 2004-22, Class A, 4.00%, 04/25/19	910
1,036	Series 2004-25, Class PB, 5.50%, 05/25/32	1,077
777	Series 2004-25, Class PC, 5.50%, 01/25/34	792
2,169	Series 2004-25, Class SA, IF, 10.90%, 04/25/34	2,443
1,370	Series 2004-27, Class HB, 4.00%, 05/25/19	1,297
777	Series 2004-36, Class PB, 5.50%, 05/25/32	817
1,402	Series 2004-36, Class SA, IF, 10.90%, 05/25/34	1,566
454	Series 2004-36, Class SN, IF, 7.93%, 07/25/33	458
2,402	Series 2004-4, Class QI, IF, IO, 3.97%, 06/25/33	221
600	Series 2004-4, Class QM, IF, 7.93%, 06/25/33	605
5,355	Series 2004-46, Class HS, IF, IO, 2.86%, 05/25/30	257
834	Series 2004-46, Class QB, IF, 11.46%, 05/25/34	894
438	Series 2004-51, Class SY, IF, 7.97%, 07/25/34	440
1,554	Series 2004-53, Class NC, 5.50%, 07/25/24	1,627
287	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	309
1,295	Series 2004-92, Class JO, PO, 12/25/34	1,223
535	Series 2005-15, Class MO, PO, 03/25/35	396
817	Series 2005-47, Class AN, 5.00%, 12/25/16	832
1,579	Series 2005-52, Class PA, 6.50%, 06/25/35	1,673
4,367	Series 2005-56, Class S, IF, IO, 3.58%, 07/25/35	385
796	Series 2005-58, Class PO, PO, 07/25/35	510
1,027	Series 2005-68, Class BC, 5.25%, 06/25/35	1,005
3,424	Series 2005-68, Class PG, 5.50%, 08/25/35	3,541
948	Series 2005-70, Class KI, IO, 5.50%, 08/25/35	201
3,424	Series 2005-84, Class XM, 5.75%, 10/25/35	3,560
4,794	Series 2005-110, Class GJ, 5.50%, 11/25/30	4,967
2,739	Series 2005-110, Class GK, 5.50%, 08/25/34	2,768
2,397	Series 2005-110, Class MN, 5.50%, 06/25/35	2,444
2,054	Series 2005-116, Class PB, 6.00%, 04/25/34	2,144
2,054	Series 2006-39, Class WC, 5.50%, 01/25/36	2,078
2,766	Series 2006-44, Class GO, PO, 06/25/36	2,271
7,874	Series 2006-44, Class P, PO, 12/25/33	6,350
1,712	Series 2006-46, Class UC, 5.50%, 12/25/35	1,729
1,246	Series 2006-58, Class AP, PO, 07/25/36	1,003
2,845	Series 2006-58, Class PO, PO, 07/25/36	2,351
4,481	Series 2006-59, Class QO, PO, 01/25/33	3,750
1,143	Series 2006-65, Class QO, PO, 07/25/36	942
2,054	Series 2006-72, Class GO, PO, 08/25/36	1,686
6,848	Series 2006-77, Class PC, 6.50%, 08/25/36	7,414
1,664	Series 2006-90, Class AO, PO, 09/25/36	1,408
2,036	Series 2006-110, Class PO, PO, 11/25/36	1,591
1,890	Series 2006-115, Class OK, PO, 12/25/36	1,442
2,231	Series 2006-119, Class PO, PO, 12/25/36	1,834

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
3,319		Series 2006-120, Class IO, IO, 6.50%, 12/25/36	774
3,284		Series 2006-126, Class AO, PO, 01/25/37	2,572
6,944		Series 2007-7, Class SG, IF, IO, 3.36%, 08/25/36	456
1,908		Series 2007-14 Class OP, PO, 03/25/37	1,531
1,500		Series 2007-47, Class PC, 5.00%, 07/25/33	1,505
2,000		Series 2007-79, Class PB, 5.00%, 04/25/29	2,040
2,422		Series 2007-106, Class A7, VAR, 6.25%, 10/25/37	2,493
3,000		Series 2008-12, Class IV, IO, 6.50%, 04/25/31	405
238		Series G92-4, Class F, FRN, 3.17%, 12/25/21	240
190		Series G92-7, Class JQ, 8.50%, 01/25/22	212
40		Series G92-12, Class B, 7.70%, 02/25/22	44
57		Series G92-14, Class Z, 7.00%, 02/25/22	62
117		Series G92-15, Class Z, 7.00%, 01/25/22	121
—	(h)	Series G92-27, Class SQ, IF, HB, 8,052.72%, 05/25/22	23
38		Series G92-42, Class Z, 7.00%, 07/25/22	41
1,400		Series G92-44, Class ZQ, 8.00%, 07/25/22	1,538
216		Series G92-54, Class ZQ, 7.50%, 09/25/22	236
366		Series G92-61, Class Z, 7.00%, 10/25/22	394
42		Series G92-62, Class B, PO, 10/25/22	34
254		Series G93-1, Class KA, 7.90%, 01/25/23	281
206		Series G97-2, Class ZA, 8.50%, 02/17/27	230
168		Series G93-17, Class SI, IF, 6.00%, 04/25/23	173
78		Federal National Mortgage Association Grantor Trust, Series 2001-T10, Class PO, PO, 12/25/41	69
		Federal National Mortgage Association Whole Loan,
145		Series 2002-W5, Class A10, IF, IO, 4.97%, 11/25/30	6
859		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	910
476		Series 2003-W1, Class 2A, 7.50%, 12/25/42	513
176		Series 2003-W4, Class 2A, 6.50%, 10/25/42	189
1,546		Series 2004-W2, Class 2A2, 7.00%, 02/25/44	1,693
		Government National Mortgage Association,
176		Series 1994-4, Class KQ, 7.99%, 07/16/24	190
2,460		Series 1994-7, Class PQ, 6.50%, 10/16/24	2,653
360		Series 1996-16, Class E, 7.50%, 08/16/26 (m)	384
68		Series 1997-2, Class E, 7.50%, 02/20/27	73
82		Series 1997-11, Class D, 7.50%, 07/20/27	87
145		Series 1998-26, Class K, 7.50%, 09/17/25	157
881		Series 1999-4, Class ZB, 6.00%, 02/20/29	904
289		Series 1999-41, Class Z, 8.00%, 11/16/29	311
34		Series 1999-43, Class TA, IF, 9.35%, 11/16/29	37
149		Series 1999-44, Class PC, 7.50%, 12/20/29	159
702		Series 1999-44, Class ZG, 8.00%, 12/20/29	761
432		Series 2000-6, Class Z, 7.50%, 02/20/30	476
630		Series 2000-7, Class ST, IF, 23.18%, 01/16/30	967
276		Series 2000-9, Class Z, 8.00%, 06/20/30	302
1,624		Series 2000-9, Class ZJ, 8.50%, 02/16/30	1,810
1,214		Series 2000-10, Class ZP, 7.50%, 02/16/30	1,327
652		Series 2000-12, Class ST, IF, 23.18%, 02/16/30	1,040
173		Series 2000-16, Class ZN, 7.50%, 02/16/30	190
1,413		Series 2000-21, Class Z, 9.00%, 03/16/30	1,598
241		Series 2000-26, Class Z, 7.75%, 09/20/30	240
91		Series 2000-36, Class HC, 7.33%, 11/20/30	97
48		Series 2000-36, Class IK, IO, 9.00%, 11/16/30	10
270		Series 2000-38, Class AH, 7.15%, 12/20/30	279
2,000		Series 2001-21, Class PE, 6.50%, 05/16/31	2,159
37		Series 2001-32, Class WA, IF, 12.34%, 07/20/31	41
317		Series 2001-35, Class SA, IF, IO, 5.13%, 08/16/31	48
295		Series 2001-36, Class S, IF, IO, 4.93%, 08/16/31	43
123		Series 2001-55, Class SF, IF, 16.11%, 11/20/31	149
153		Series 2001-60, Class VP, 6.50%, 07/20/17	153
777		Series 2002-4, Class TD, 7.00%, 01/20/32	856
381		Series 2002-7, Class PG, 6.50%, 01/20/32	405
1,286		Series 2002-24, Class AG, IF, IO, 4.83%, 04/16/32	168
351		Series 2002-24, Class SB, IF, 7.25%, 04/16/32	370
849		Series 2002-24, Class Z, 8.50%, 04/16/32	959
2,651		Series 2002-31, Class SE, IF, IO, 4.38%, 04/16/30	317
108		Series 2002-33, Class SY, IF, 9.00%, 02/26/23	113
973		Series 2002-40, Class UK, 6.50%, 06/20/32	1,040
227		Series 2002-41, Class LS, IF, 9.00%, 06/16/32	238
572		Series 2002-45, Class QE, 6.50%, 06/20/32	611
769		Series 2002-47, Class PG, 6.50%, 07/16/32	822
95		Series 2002-51, Class SG, IF, 19.01%, 04/20/31	120
382		Series 2002-54, Class GB, 6.50%, 08/20/32	408
768		Series 2002-70, Class AV, 6.00%, 03/20/12	801
1,050		Series 2002-70, Class PS, IF, IO, 4.59%, 08/20/32	94
1,554		Series 2002-79, Class KV, 6.00%, 11/20/13	1,605
1,170		Series 2002-80, Class EB, 7.00%, 01/20/32	1,180
776		Series 2002-88, Class VA, 6.00%, 12/20/17	805
969		Series 2003-4, Class NI, IO, 5.50%, 01/20/32	97
627		Series 2003-4, Class NY, 5.50%, 12/20/13	655

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   97

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,950	Series 2003-11, Class SK, IF, IO, 4.58%, 02/16/33	368
87	Series 2003-24, Class PO, PO, 03/16/33	72
2,114	Series 2003-41, Class ID, IO, 5.50%, 05/20/33	494
3,600	Series 2003-46, Class IH, IO, 5.50%, 12/20/32	656
1,453	Series 2003-76, Class LS, IF, IO, 4.09%, 09/20/31	90
206	Series 2003-90, Class PO, PO, 10/20/33	173
323	Series 2003-95, Class SC, IF, IO, 3.88%, 09/17/31	5
1,166	Series 2003-98, Class PC, 5.00%, 02/20/29	1,189
2,907	Series 2003-112, Class SA, IF, IO, 3.43%, 12/16/33	215
5,997	Series 2004-11, Class SW, IF, IO, 2.39%, 02/20/34	503
5,854	Series 2004-24, Class SA, IO, 4.08%, 04/16/31	292
445	Series 2004-28, Class S, IF, 11.09%, 04/16/34	488
6,950	Series 2004-59, Class SG, IF, IO, 3.39%, 07/20/34	637
19,593	Series 2004-68, Class SA, IF, IO, 3.69%, 05/20/31	1,445
497	Series 2004-73, Class AE, IF, 8.43%, 08/17/34	533
7,633	Series 2004-73, Class JL, IF, IO, 3.43%, 09/16/34	636
6,859	Series 2005-17, Class SL, IF, IO, 3.59%, 07/20/34	578
471	Series 2007-28, Class BO, PO, 05/20/37	384
9,911	Series 2007-74, Class SL, IO, 3.42%, 11/16/37	780
	Vendee Mortgage Trust,
9,406	Series 1994-1, Class 2ZB, 6.50%, 02/15/24	10,334
1,150	Series 1996-1, Class 1Z, 6.75%, 02/15/26	1,209
646	Series 1996-2, Class 1Z, 6.75%, 06/15/26	705
1,289	Series 1997-1, Class 2Z, 7.50%, 02/15/27	1,442
980	Series 1998-1, Class 2E, 7.00%, 09/15/27	1,058
757	Series 2001-1, Class 2J, 7.00%, 05/15/10	765
83	Series 2002-2, Class J, 6.00%, 01/15/09	83
		443,325
	Non-Agency CMO — 29.5%
	ABN AMRO Mortgage Corp.,
265	Series 2003-7, Class A3, 4.50%, 07/25/18	262
398	Series 2003-9, Class A2, 4.50%, 08/25/18	402
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	1,708
	Banc of America Funding Corp.,
2,589	Series 2003-3, Class 1A33, 5.50%, 10/25/33	2,606
571	Series 2004-1, Class PO, PO, 03/25/34	409
758	Series 2005-4, Class 30PO, PO, 08/25/35	470
1,740	Series 2005-6, Class 2A7, 5.50%, 10/25/35	1,760
305	Series 2005-7, Class 30PO, PO, 11/25/35	188
1,409	Series 2005-8, Class 30PO, PO, 01/25/36	940
3,884	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	3,894
	Banc of America Mortgage Securities,
348	Series 2003-8, Class APO,, PO, 11/25/33	263
185	Series 2003-9, Class 1A2, PO, 12/25/33	112
10,570	Series 2004-3, Class 15, IO, VAR, 0.22%, 04/25/19	37
525	Series 2004-4, Class APO, PO, 05/25/34	364
1,177	Series 2004-4, Class 1A9, 5.00%, 05/25/34	1,149
664	Series 2004-6, Class APO, PO, 07/25/34	434
6,013	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	5,896
3,161	Series 2004-J, Class 3A1, FRN, 5.07%, 11/25/34	3,150
	Bank of America Alternative Loan Trust,
443	Series 2003-3, Class APO, PO, 05/25/33	309
595	Series 2003-11, PO, 01/25/34	428
	Bear Stearns Adjustable Rate Mortgage Trust,
1,341	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33 (y)	1,153
1,907	Series 2004-1, Class 12A1, VAR, 3.63%, 04/25/34 (y)	1,944
813	Series 2004-4, Class A4, VAR, 3.55%, 06/25/34 (y)	812
5,567	Series 2006-1, Class A1, FRN, 4.63%, 02/25/36 (y)	5,561
1,001	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	642
1,049	Chase Mortgage Finance Corp., Series 2003-S6, Class A1, 5.00%, 06/25/18	1,067
	Citicorp Mortgage Securities, Inc.,
368	Series 2002-11, Class 1A14, 6.00%, 11/25/32	367
377	Series 2003-3, Class A30, 5.25%, 03/25/33	379
759	Series 2003-8, Class APO, PO, 08/25/33	476
3,667	Series 2004-1, Class 3A1, 4.75%, 01/25/34	3,722
4,698	Series 2004-5, Class 2A5, 4.50%, 08/25/34	4,719
	Citigroup Mortgage Loan Trust, Inc.,
791	Series 2003-1, Class 3, PO3, 9/25/33	562
141	Series 2003-1, Class WA2, 6.50%, 06/25/31	144
280	Series 2003-1, Class WPO2, PO, 6/25/31	245
424	Series 2003-UP3, Class A3, 7.00%, 09/25/33	438

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
353	Series 2003-UST1, Class 1, PO1, 12/25/18	267
253	Series 2003-UST1, Class 2, PO2, 12/25/18	194
140	Series 2003-UST1, Class 3, PO3, 12/25/18	109
1,601	Series 2003-UST1, Class A1, 5.50%, 12/25/18	1,624
707	Series 2005-1, Class 2A1A, VAR, 6.26%, 04/25/35	688
1,983	Series 2005-5, Class 1A2, FRN, 5.38%, 08/25/35	1,981
	Countrywide Alternative Loan Trust,
701	Series 2002-8, Class A4, 6.50%, 07/25/32	709
600	Series 2003-6T2, Class A6, 5.50%, 06/25/33	562
755	Series 2003-J1, Class PO, PO, 10/25/33	537
1,298	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,072
367	Series 2004-J3, Class 4A1, 4.75%, 04/25/19	366
1,117	Series 2005-5R, Class A1, 5.25%, 12/25/18	1,138
12,648	Series 2005-22T1, Class A2, IF, IO, 1.94%, 06/25/35	658
1,915	Series 2005-26CB, Class A10, IF, 7.37%, 07/25/35	2,011
618	Series 2005-28CB, Class 1A5, 5.50%, 08/25/35	624
684	Series 2005-28CB, Class 3A5, 6.00%, 08/25/35	694
683	Series 2005-54CB, Class 1A7, 5.50%, 11/25/35	688
2,054	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	1,950
779	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	683
1,246	Series 2005-86CB, Class A11, 5.50%, 02/25/36	1,123
9,002	Series 2005-J1, Class 1A4, IF, IO, 1.96%, 02/25/35	457
38,912	Series 2006-7CB, Class 1A2, IF, IO, 2.17%, 05/25/36	1,020
1,400	Series 2006-26CB, Class A9, 6.50%, 09/25/36	1,453
2,500	Series 2007-21CB, Class 1A5, 6.00%, 09/25/37	2,223
	Countrywide Home Loan Mortgage Pass Through Trust,
4,054	Series 2002-31, Class A5, 5.75%, 01/25/33	4,068
4,000	Series 2002-36, Class A22, 6.00%, 01/25/33	3,938
287	Series 2003-18, Class A12, 5.50%, 07/25/33	294
1,943	Series 2003-26, Class 1A6, 3.50%, 08/25/33	1,720
116	Series 2003-34, Class A11, 5.25%, 09/25/33	100
212	Series 2003-44, Class A9, PO, 10/25/33	128
658	Series 2003-J2, Class A17, IF, IO, 4.26%, 04/25/33	29
1,682	Series 2003-J7, Class 4A3, IF, 5.74%, 08/25/18	1,705
656	Series 2003-J10, Class 2A1, 5.00%, 11/25/18	672
548	Series 2004-3, Class PO, PO, 04/25/34	403
484	Series 2004-7 Class 2A1, FRN, 4.04%, 06/25/34	482
796	Series 2004-HYB1, Class 2A, VAR, 4.21%, 05/20/34	783
2,912	Series 2004-HYB3, Class 2A, VAR, 4.07%, 06/20/34	2,931
1,682	Series 2004-HYB6, Class A3, VAR, 5.10%, 11/20/34	1,697
1,634	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	1,662
1,166	Series 2005-16, Class A23, 5.50%, 09/25/35	1,163
3,748	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	3,724
	First Horizon Alternative Mortgage Securities,
2,410	Series 2004-AA4, Class A1, FRN, 5.38%, 10/25/34	2,418
700	Series 2005-AA5, Class 1A2, FRN, 5.32%, 07/25/35	624
782	Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	754
1,345	First Horizon Asset Securities, Inc., Series 2004-AR2, Class 2A1, FRN, 4.58%, 05/25/34	1,333
	First Horizon Asset Securities, Inc.,
931	Series 2003-7, Class 2A1, 4.50%, 09/25/18	939
1,746	Series 2003-9, Class 1A6, 5.50%, 11/25/33	1,446
1,036	Series 2004-4, Class 2A2, 4.50%, 07/25/19	1,051
2,749	Series 2004-AR1, Class 2A2, FRN, 5.01%, 04/25/35	2,736
3,255	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35 (m)	3,287
685	Series 2004-AR7, Class 2A2, FRN, 4.92%, 02/25/35	705
	GMAC Mortgage Corp. Loan Trust,
634	Series 2003-J8, Class A, 5.25%, 12/25/33	621
1,333	Series 2004-J1, Class A15, 5.25%, 04/25/34	1,353
1,495	Series 2004-J2, Class A2, FRN, 3.63%, 06/25/34	1,475
3,424	Series 2005-AR3, Class 3A4, VAR, 4.85%, 06/19/35	3,498
2,025	Series 2005-AR3, Class 3A3, VAR, 4.85%, 06/19/35	2,033
	GSR Mortgage Loan Trust,
228	Series 2004-3F, Class 3A8, 13.50%, 02/25/34	312
1,790	Series 2004-10F, Class 1A1, 4.50%, 08/25/19	1,812
725	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	743
255	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	246
4,181	Series 2005-7F, Class 3A9, 6.00%, 09/25/35	3,866
1,938	Series 2006-1F, Class 1AP, PO, 02/25/36	1,431

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   99

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
6,630		Series 2006-1F, Class 2A4, 6.00%, 02/25/36	6,367
3,100		Series 2007-1F, Class 2A4, 5.50%, 01/25/37	3,003
		Indymac Index Mortgage Loan Trust,
15,180		Series 2005-AR11, Class A7, FRN, IO, 0.72%, 08/25/35	123
534		Series 2006-AR3, Class 2A1A, VAR, 6.37%, 03/25/36	442
112		Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	104
2,882		Lehman Mortgage Trust, Series 2006-2, Class 1A1, VAR, 6.48%, 04/25/36	2,923
		MASTR Adjustable Rate Mortgages Trust,
246		Series 2004-4, Class 2A1, VAR, 6.84%, 05/25/34	250
2,044		Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	2,044
6,505		Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	6,437
958		Series 2004-15, Class 3A1, VAR, 6.92%, 12/25/34	968
		MASTR Alternative Loans Trust,
828		Series 2003-4, Class 2A1, 6.25%, 06/25/33	841
732		Series 2003-8, Class 3A1, 5.50%, 12/25/33	736
555		Series 2003-9, Class 8A1, 6.00%, 01/25/34	542
253		Series 2004-1, Class 30PO, PO, 02/25/34	179
1,433		Series 2004-3, Class 2A1, 6.25%, 04/25/34	1,435
584		Series 2004-3, Class 30PO, PO, 04/25/34	425
594		Series 2004-3, Class 30X1, IO, 6.00%, 04/25/34	69
671		Series 2004-5, Class 30PO, PO, 06/25/34	493
302		Series 2004-5, Class 30X1, IO, 6.00%, 06/25/34	33
3,356		Series 2004-6, Class 7A1, 6.00%, 07/25/34	3,378
368		Series 2004-6, Class 30X1, IO, 5.50%, 07/25/34	44
317		Series 2004-7, Class 30PO, PO, 08/25/34	218
1,133		Series 2004-7, Class AX1, IO, 5.50%, 08/25/34	139
1,656		Series 2004-10, Class 1A1, 4.50%, 09/25/19	1,646
		MASTR Asset Securitization Trust,
850		Series 2003-2, Class 2A1, 4.50%, 03/25/18	860
617		Series 2003-4, Class 2A2, 5.00%, 05/25/18	629
707		Series 2003-4, Class 3A2, 5.00%, 05/25/18	724
426		Series 2003-4, Class 5A1, 5.50%, 05/25/33	434
463		Series 2003-10, Class 15PO, PO, 11/25/18	355
881		Series 2003-11, Class 6A2, 4.00%, 12/25/33	883
286		Series 2003-11, Class 15PO, PO, 12/25/18	224
1,944		Series 2003-12, Class 6A1, 5.00%, 12/25/33	1,911
342		Series 2004-1 Class 30PO, PO, 02/25/34	233
479		Series 2004-3, Class PO, PO, 03/25/34	341
2,647		Series 2004-4, Class 3A1, 4.50%, 04/25/19	2,694
1,472		Series 2004-6, Class 2A9, 5.25%, 11/26/16	1,497
1,084		Series 2004-8, Class 1A1, 4.75%, 08/25/19	1,107
1,015		Series 2004-8, Class PO, PO, 08/25/19	780
432		Series 2004-9, Class 5A1, 5.25%, 09/25/19	444
1,000		Series 2006-2, Class 1A30, 6.00%, 06/25/36	901
4,768		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	2,928
550		Merrill Lynch Mortgage Investors, Inc., Series 2005-A1, Class 3A, VAR, 5.20%, 12/25/34	549
		Merrill Lynch Trust,
4		Series 7, Class B, PO, 04/20/18	4
115		Series 47, Class Z, 8.99%, 10/20/20	127
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, IF, HB, 10,902.84%, 04/20/21	1
1,400		MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 3.45%, 02/25/35	1,294
		Nomura Asset Acceptance Corp.,
734		Series 2003-A1, Class A1, 5.50%, 05/25/33	738
364		Series 2003-A1, Class A2, 6.00%, 05/25/33	372
48		Series 2003-A1, Class A5, 7.00%, 04/25/33	48
325		Series 2003-A1, Class A7, 5.00%, 04/25/18	329
1,253		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	1,296
		Prime Mortgage Trust,
557		Series 2004-1, Class 2A3, 5.25%, 08/25/34	563
1,550		Series 2005-4, Class 2PO, PO, 10/25/35	974
		Residential Accredit Loans, Inc.,
979		Series 2001-QS19, Class A2, 6.00%, 12/25/16	976
232		Series 2002-QS16, Class A3, IF, 10.07%, 10/25/17	260
649		Series 2003-QS3, Class A2, IF, 9.60%, 02/25/18	725
1,420		Series 2003-QS3, Class A8, IF, IO, 4.47%, 02/25/18	145
1,757		Series 2003-QS9, Class A3, IF, IO, 4.42%, 05/25/18	154
1,979		Series 2003-QS12, Class A2A, IF, IO, 4.47%, 06/25/18	150
867		Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	128
12,825		Series 2003-QS13, Class A6, IF, IO, 0.60%, 07/25/33	210
2,235		Series 2003-QS14, Class A1, 5.00%, 07/25/18	2,248
2,185		Series 2003-QS18, Class A1, 5.00%, 09/25/18	2,165
874		Series 2003-QR19, Class CB4, 5.75%, 10/25/33	805

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,951	Series 2004-QA4, Class NB3, VAR, 5.40%, 09/25/34	1,924
651	Series 2004-QA6, Class NB2, VAR, 5.29%, 12/25/34	664
1,689	Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,675
1,629	Series 2004-QS10, Class A6, 6.00%, 07/25/34	1,652
2,000	Series 2005-QA6, Class A32, VAR, 5.62%, 05/25/35	1,834
375	Series 2005-QA7, Class A21, VAR, 4.82%, 07/25/35	355
463	Series 2005-QA10. Series A31, VAR, 5.60%, 09/25/35	432
575	Series 2006-QA1, Class A21, VAR, 5.96%, 01/25/36	527
544	Series 2006-QS4, Class A7, IF, 6.81%, 04/25/36	591
1,521	Series 2007-QS1, Class 1A1, 6.00%, 01/25/37	1,553
	Residential Asset Securitization Trust,
654	Series 2003-A13, Class A3, 5.50%, 01/25/34	599
471	Series 2003-A14, Class A1, 4.75%, 02/25/19	469
466	Series 2005-A11, Class PO, PO, 10/25/35	306
2,638	Series 2006-A4, Class 2A5, 6.00%, 05/25/36	2,671
1,000	Series 2006-A6, Class 2A13, 6.00%, 07/25/36	1,010
	Residential Funding Mortgage Securities I,
1,449	Series 2003-S7, Class A17, 4.00%, 05/25/33	1,362
318	Series 2003-S11, Class A1, 2.50%, 06/25/18	313
1,295	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	1,270
1,554	Series 2003-S13, Class A3, 5.50%, 06/25/33	1,415
928	Series 2003-S14, Class A4, PO, 07/25/18	736
1,186	Series 2004-S6, Class 2A6, PO, 06/25/34	819
1,370	Series 2004-S6, Class 3A5, 4.50%, 06/25/19	1,373
1,774	Series 2005-SA4, Class 1A1, VAR, 4.94%, 09/25/35	1,811
	Residential Funding Securities Corp.,
122	Series 2002-RM1, Class AP1, PO, 12/25/17	105
274	Series 2003-RM2, Class AP3, PO, 05/25/33	201
	Salomon Brothers Mortgage Securities VII, Inc.,
13	Series 2000-UP1, Class A2, 8.00%, 09/25/30	13
306	Series 2003-UP2, Class 1, POI, 12/25/18	249
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.97%, 06/25/34	2,816
	Structured Asset Securities Corp.,
116	Series 2002-10H, Class 1AP, PO, 05/25/32	101
1,036	Series 2003-8, Class 1A2, 5.00%, 04/25/18	1,050
667	Series 2003-31A, Class B1, 4.86%, 10/25/33	593
7,978	Series 2004-20, Class 1A3, 5.25%, 11/25/34 (m)	7,909
884	Wamu Mortgage Pass-Through Certificates, Series 2003-S7, Class A1, 4.50%, 08/25/18	878
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
758	Series 2005-1, Class 1A1, 5.50%, 03/25/35	758
18,961	Series 2005-2, Class 1A4, IF, IO, 1.91%, 04/25/35	976
1,489	Series 2005-4, Class CB7, 5.50%, 06/25/35	1,423
864	Series 2005-4, Class DP, PO, 06/25/20	657
2,679	Series 2005-6, Class 2A4, 5.50%, 08/25/35	2,656
	Washington Mutual, Inc.,
777	Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	777
188	Series 2003-AR8, Class A, FRN, 4.03%, 08/25/33	186
498	Series 2002-S8, Class 2A7, 5.25%, 01/25/18	502
1,549	Series 2003-S8, Class A4, 4.50%, 09/25/18	1,552
1,554	Series 2003-S8, Class A6, 4.50%, 09/25/18	1,579
386	Series 2003-S9, Class P, PO, 10/25/33	237
2,299	Series 2003-S10, Class A5, 5.00%, 10/25/18	2,363
348	Series 2003-S10, Class A6, PO, 10/25/18	255
573	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	574
616	Series 2006-AR10, Class 2P, VAR, 0.00%, 09/25/36	445
	Washington Mutual MSC Mortgage Pass-Through Certificates,
1,676	Series 2002-MS12, Class A, 6.50%, 05/25/32	1,682
435	Series 2004-RA4, Class 1P, PO, 04/25/19	367
	Wells Fargo Mortgage Backed Securities Trust,
1,191	Series 2003-8, Class A9, 4.50%, 08/25/18	1,228
1,195	Series 2003-11, Class IAPO, PO, 10/25/18	979
3,625	Series 2003-11, Class 1A4, 4.75%, 10/25/18	3,729
1,404	Series 2003-13, Class A7, 4.50%, 11/25/18	1,403
438	Series 2003-14, Class 1A1, 4.75%, 12/25/18	440
1,039	Series 2003-16, Class 2A1, 4.50%, 12/25/18	1,033
29,593	Series 2003-16, Class 2AIO, IO, VAR, 0.11%, 12/25/18	64
982	Series 2003-17, Class 2A4, 5.50%, 01/25/34	994
1,448	Series 2003-17, Class APO, PO, 01/25/34	956
773	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	763
470	Series 2004-1, Class A11, Zero Coupon, 02/25/34	256
979	Series 2004-7, Class 2A1, 4.50%, 07/25/19	972

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   101

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
3,379		Series 2004-7, Class 2A2, 5.00%, 07/25/19	3,348
3,504		Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	3,511
3,716		Series 2004-EE, Class 3A1, FRN, 4.00%, 12/25/34	3,757
4,855		Series 2004-P, Class 2A1, FRN, 4.23%, 09/25/34	4,787
496		Series 2004-Q, Class 1A3, FRN, 4.90%, 09/25/34	460
3,682		Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	3,675
1,253		Series 2004-S, Class A7, FRN, 3.54%, 09/25/34	1,255
937		Series 2005-9, Class IPO, PO, 10/25/35	607
681		Series 2005-15, Class A, PO, 12/25/20	493
2,448		Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	2,454
1,556		Series 2005-AR16, Class 2A1, VAR, 4.94%, 10/25/35	1,581
1,989		Series 2006-3, Class A8, 5.50%, 03/25/36	1,996
340		Series 2006-AR17, Class A1, FRN, 5.34%, 10/25/36	341
2,200		Series 2007-7, Class A7, 6.00%, 06/25/37	2,133
1,935		Series 2007-11, Class A14, 6.00%, 08/25/37	1,971
			293,521
		Total Collateralized Mortgage Obligations (Cost $715,384)	736,846
		Commercial Mortgage-Backed Securities — 0.1%
55		Bear Stearns Commercial Mortgage Securities, Series 2000-WF1, Class A1, VAR, 7.64%, 02/15/32 (y)	55
1,173		CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	1,177
		Total Commercial Mortgage-Backed Securities (Cost $1,237)	1,232
		Mortgage Pass-Through Securities — 22.3%
		Federal Home Loan Mortgage Corp.
788		ARM, 4.14%, 04/01/34	789
741		ARM, 4.29%, 12/01/33	753
353		ARM, 4.63%, 03/01/35	358
450		ARM, 5.37%, 07/01/37	456
1,761		ARM, 5.47%, 03/01/36	1,798
1,307		ARM, 5.68%, 11/01/36	1,331
3,255		ARM, 5.89%, 10/01/36	3,354
916		ARM, 5.90%, 02/01/37	941
641		ARM, 5.93%, 10/01/36	654
162		ARM, 6.94%, 01/01/30	166
		30 Year, Single Family
27		7.50%, 07/01/16 – 05/01/17	29
—	(h)	8.00%, 04/01/09	1
23		8.75%, 06/01/17	24
14		10.50%, 05/01/19	16
36		12.00%, 08/01/15 – 07/01/19	42
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family
460		3.50%, 05/01/19	442
16,392		4.00%, 06/01/13 – 06/01/19 (m)	16,171
634		4.50%, 10/01/18	637
187		5.50%, 06/01/17	192
3,473		6.00%, 06/01/17 – 03/01/22	3,591
2,859		6.50%, 08/01/12 – 03/01/22	2,992
1,294		7.00%, 01/01/17 – 07/01/17	1,354
280		7.50%, 07/01/08 – 12/01/15	290
		30 Year, Single Family
823		4.00%, 10/01/33	767
8,711		5.50%, 10/01/33 – 07/01/35	8,796
2,456		6.00%, 11/01/28 – 12/01/33	2,524
7,417		6.50%, 05/01/24 – 11/01/36 (m)	7,731
3,285		7.00%, 07/01/29 – 10/01/36	3,471
108		8.50%, 08/01/30	120
		Other
5,396		5.50%, 05/01/27	5,484
2,695		6.00%, 01/01/14 – 02/01/24	2,782
2,195		6.50%, 05/01/22 – 03/01/26	2,305
901		7.00%, 12/01/14 – 03/01/16	945
245		10.50%, 07/20/21	293
		Federal National Mortgage Association
1,007		ARM, 3.95%, 06/01/34	1,005
968		ARM, 3.99%, 05/01/34	982
951		ARM, 4.01%, 02/01/34	949
1,342		ARM, 4.11%, 09/01/33	1,341
550		ARM, 4.15%, 01/01/34	549
991		ARM, 4.19%, 10/01/34	990
749		ARM, 4.23%, 04/01/34	751
1,708		ARM, 4.24%, 07/01/33	1,745
904		ARM, 4.31%, 06/01/35	905
396		ARM, 4.63%, 05/01/35	401
888		ARM, 4.64%, 09/01/34	903
600		ARM, 4.66%, 05/01/35	604

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
2,710	ARM, 4.67%, 04/01/35	2,762
796	ARM, 4.71%, 04/01/34	820
879	ARM, 4.72%, 02/01/35	898
1,243	ARM, 4.73%, 10/01/34	1,267
1,066	ARM, 4.75%, 10/01/34	1,086
1,571	ARM, 4.79%, 08/01/34	1,609
790	ARM, 4.80%, 10/01/34	798
802	ARM, 4.80%, 09/01/35	806
6,491	ARM, 4.83%, 01/01/35 (m)	6,734
3,210	ARM, 4.83%, 04/01/35	3,290
766	ARM, 4.86%, 01/01/33	794
604	ARM, 4.91%, 02/01/35	625
1,492	ARM, 4.97%, 07/01/33	1,522
2,771	ARM, 4.99%, 05/01/35	2,838
1,003	ARM, 5.00%, 08/01/34	1,002
1,664	ARM, 5.02%, 08/01/34	1,711
1,874	ARM, 5.12%, 11/01/33	1,915
2,128	ARM, 5.15%, 10/01/34	2,209
1,401	ARM, 5.32%, 09/01/36	1,441
235	ARM, 5.43%, 03/01/29	233
60	ARM, 5.48%, 09/01/27	61
90	ARM, 5.56%, 11/01/32	92
45	ARM, 6.33%, 03/01/19	46
394	ARM, 6.77%, 11/01/33	407
	15 Year, Single Family
14,323	4.00%, 07/01/18 – 12/01/18 (m)	14,023
10,096	4.50%, 07/01/18 – 12/01/19	10,147
3,395	5.00%, 12/01/16 – 10/01/20	3,448
2,353	5.50%, 09/01/19 – 06/01/20	2,412
4,774	6.00%, 06/01/16 – 07/01/21	4,943
1,901	6.50%, 09/01/13 – 08/01/20	1,997
4,511	7.00%, 12/01/16 – 08/01/21	4,733
226	7.50%, 03/01/17 – 10/01/17	236
577	8.00%, 04/01/11 – 01/01/16	601
173	8.50%, 09/01/11	184
3	9.00%, 02/01/10	3
	30 Year, Single Family
3,141	4.00%, 08/01/33 – 04/01/34	2,934
2,813	4.50%, 05/01/29 – 02/01/35	2,702
6,799	5.00%, 05/01/33 – 09/01/35	6,726
11,227	5.50%, 04/01/33 – 03/01/34	11,335
4,931	6.00%, 12/01/28 – 09/01/33	5,064
38	6.25%, 07/01/23	40
1,412	6.50%, 03/01/29 – 08/01/33	1,479
2,985	7.00%, 04/01/17 – 03/01/36	3,170
708	7.50%, 08/01/36	750
1,512	8.00%, 03/01/27 – 11/01/28	1,649
393	8.50%, 04/01/26 – 06/01/30	431
630	9.00%, 05/01/18 – 06/01/31	696
25	9.50%, 07/01/28	28
58	10.00%, 07/01/19 – 02/01/24	69
25	10.50%, 11/01/18	29
54	11.00%, 04/01/19	65
37	12.50%, 01/01/16	43
	Other
1,709	4.00%, 11/01/33	1,566
2,517	4.50%, 11/01/14 – 08/01/33	2,522
2,417	5.50%, 06/01/12 – 09/01/33	2,473
1,978	6.00%, 06/01/08 – 04/01/24	2,035
6,315	6.50%, 06/01/16 – 06/01/36	6,585
1,046	7.00%, 12/01/36 – 10/01/46	1,090
120	7.50%, 09/01/21	130
75	10.20%, 06/25/21	90
43	10.25%, 07/15/13	49
25	11.00%, 08/20/20	30
	Government National Mortgage Association
	15 Year, Single Family
975	6.00%, 04/20/17 – 06/15/18	1,009
170	7.00%, 09/15/14 10/15/16	178
98	7.50%, 11/15/17	103
646	8.00%, 01/15/16	687
	30 Year, Single Family
777	3.50%, 09/20/33	684
263	6.38%, 08/15/26	276
1,158	6.50%, 03/15/28 – 04/15/33	1,214
2,364	7.00%, 04/01/32 – 06/15/33	2,537
332	7.50%, 11/15/22 – 01/15/33	359
81	8.00%, 09/15/22 – 11/20/28	89
36	8.50%, 07/15/08 – 05/20/25	40
15	9.00%, 02/15/30 – 01/15/31	17
26	11.00%, 01/15/21	31
	Other
1,089	6.50%, 08/15/22 – 11/15/23	1,139
111	7.00%, 08/15/23	119
	Total Mortgage Pass-Through Securities (Cost $217,638)	222,679

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   103

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — 0.5%
3,962	Federal Home Loan Bank System, 4.72%, 09/20/12	4,010
10	Federal Housing Authority, 7.43%, 08/01/20 (i)	11
518	Federal National Mortgage Association, 5.50%, 03/15/11	556
	Total U.S. Government Agency Securities (Cost $4,500)	4,577
	U.S. Treasury Obligations — 0.1%
460	U.S. Treasury Bonds, 12.00%, 08/15/13	481
	U.S. Treasury Bonds Coupon STRIPS,
932	05/15/14	773
129	02/15/16	97
	Total U.S. Treasury Obligations (Cost $1,313)	1,351
	Total Long-Term Investments (Cost $942,245)	968,852

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.3%
	Investment Company — 3.3%
32,654	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $32,654)	32,654
	Total Investments — 100.4% (Cost $974,899)	1,001,506
	Liabilities in Excess of Other Assets — (0.4)%	(3,999)
	NET ASSETS — 100.0%	$997,507

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.0%
	Asset-Backed Securities — 9.0%
1,220	American Express Credit Account Master Trust, Series 2008-1, Class A, FRN, 3.57%, 08/15/13	1,212
	AmeriCredit Automobile Receivables Trust,
3,365	Series 2005-DA, Class A4, 5.02%, 11/06/12 (i)	3,121
3,000	Series 2006-BG, Class A3, 5.21%, 10/06/11 (i)	2,923
1,383	Series 2006-BG, Class A4, 5.21%, 09/06/13 (i)	1,259
217	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, FRN, 3.89%, 08/25/32 (i)	160
4,000	Banc of America Securities Auto Trust, Series 2006-G1, Class A3, 5.18%, 06/18/10	4,050
	Bear Stearns Asset Backed Securities Trust, Inc.,
1,417	Series 2003-SD2, Class 2A, VAR, 5.84%, 06/25/43 (y)	1,323
1,573	Series 2006-SD1, Class A, FRN, 3.50%, 04/25/36 (i) (y)	1,343
	Capital Auto Receivables Asset Trust,
3,800	Series 2006-2, Class A3A, 4.98%, 05/15/11	3,856
1,500	Series 2006-1, Class A4, 5.04%, 05/17/10	1,527
500	Series 2007-1, Class A3A, 5.00%, 04/15/11	507
2,020	Series 2007-1, Class A4A, 5.01%, 04/16/12	2,080
750	Series 2007-3, Class A2A, 5.11%, 11/15/09	757
	Capital One Auto Finance Trust,
2,730	Series 2005-C, Class A4A, 4.71%, 06/15/12	2,600
900	Series 2007-B, Class A3A, 5.03%, 04/15/12	877
5,000	Series 2007-C, Class A2B, 3.54%, FRN, 05/15/10	4,936
2,155	Capital One Master Trust, Series 1998-1, Class A, 6.31%, 06/15/11	2,163
	Capital One Multi-Asset Execution Trust,
1,300	Series 2003-A4, Class A4, 3.65%, 07/15/11	1,302
555	Series 2003-B3, Class B3, 4.50%, 06/15/11	556
395	Series 2003-B5, Class B5, 4.79%, 08/15/13	393
2,000	Series 2005-A8, Class A, 4.40%, 08/15/11	2,013
1,500	Series 2006-A2, Class A, 4.85%, 11/15/13	1,552
265	Series 2006-A6, Class A6, 5.30%, 02/15/14	276
860	Series 2007-A9, Class A9, 4.95%, 08/15/12	861
265	Series 2007-B3, Class B3, 5.05%, 03/15/13	266
125	Series 2007-B5, Class B5, 5.40%, 05/15/13	124
	Carmax Auto Owner Trust,
2,009	Series 2005-1, Class A4, 4.35%, 03/15/10	2,017
1,350	Series 2006-1, Class A4, 5.41%, 06/15/11	1,394
2,250	Series 2006-2, Class A3, 5.15%, 02/15/11	2,276
2,060	Series 2006-2, Class A4, 5.14%, 11/15/11	2,121
1,000	Series 2007-1, Class A3, 5.24%, 07/15/11	1,022
1,350	Series 2007-2, Class A4, 5.27%, 11/15/12	1,394
1,612	Caterpillar Financial Asset Trust, Series 2005-A, Class A4, 4.10%, 06/25/10	1,617
600	CIT Equipment Collateral, Series 2006-VT2, Class A3, 5.07%, 02/20/10	606
	Citibank Credit Card Issuance Trust,
429	Series 2003-A3, Class A3, 3.10%, 03/10/10	429
1,100	Series 2005-B1, Class B1, 4.40%, 09/15/10	1,102
555	Series 2006-B2, Class B2, 5.15%, 03/07/11	558
285	Series 2007-A5, Class A5, 5.50%, 06/22/12	298
270	Series 2007-B2, Class B2, 5.00%, 04/02/12	271
700	Series 2007-B6, Class B6, 5.00%, 11/08/12	674
	Citibank Credit Card Master Trust I,
640	Series 1999-2, Class A, 5.88%, 03/10/11	657
1,152	Series 1999-2, Class B, 6.15%, 03/10/11	1,170
	CNH Equipment Trust,
500	Series 2007-A, Class A3, 4.99%, 10/15/10	508
245	Series 2007-B, Class A3A, 5.40%, 10/17/11	250
1,053	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	1,065
2,300	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, FRN, 3.74%, 10/25/34 (i)	2,119
4,176	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, FRN, 3.44%, 11/25/35 (i)	3,604
170	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32 (i)	160
3,400	Daimler Chrysler Auto Trust, Series 2006-D, Class A4, 4.94%, 02/08/12	3,498
127	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.99%, 09/25/29	127
	Ford Credit Auto Owner Trust,
1,945	Series 2005-C, Class A4, 4.36%, 06/15/10	1,963
900	Series 2007-B, Class A3A, 5.15%, 11/15/11	926
700	Series 2007-B, Class A4A, 5.24%, 07/15/12	722
2,785	Series 2007-A, Class A3A, 5.40%, 08/15/11	2,881
	GE Capital Credit Card Master Note Trust,
7,360	Series 2005-3, Class A, 4.13%, 06/15/13	7,459
115	Series 2007-1, Class B, 4.95%, 03/15/13	115
120	Series 2007-3, Class B, 5.49%, 06/15/13	122
778	GS Auto Loan Trust, Series 2005-1, Class A3, 4.45%, 05/17/10	782
	Harley-Davidson Motorcycle Trust,
1,300	Series 2005-3, Class A2, 4.41%, 06/15/12	1,314
746	Series 2006-3, Class A3, 5.24%, 01/15/12	756

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   105

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
6,215	Series 2007-2, Class A3, 5.10%, 05/15/12	6,344
875	Series 2007-2, Class A4, 5.12%, 08/15/13	902
3,285	Series 2007-1, Class A4, 5.21%, 06/17/13	3,400
	Honda Auto Receivables Owner Trust,
2,909	Series 2005-2, Class A4, 4.15%, 10/15/10	2,922
191	Series 2005-3, Class A3, 3.87%, 04/20/09	191
750	Series 2005-5, Class A4, 4.69%, 02/15/11	760
2,000	Series 2007-1, Class A3, 5.10%, 03/18/11	2,043
2,255	Series 2006-2, Class A4, 5.28%, 01/23/12	2,329
	Household Automotive Trust,
1,178	Series 2006-1, Class A3, 5.43%, 06/17/11	1,192
1,200	Series 2006-3, Class A4, 5.34%, 09/17/13	1,242
	Hyundai Auto Receivables Trust,
962	Series 2005-A, Class A4, 4.18%, 02/15/12	973
500	Series 2007-A, Class A3B, FRN, 3.52%, 01/15/12	494
	John Deere Owner Trust,
580	Series 2007-A, Class A3, 5.04%, 07/15/11	587
700	Series 2006-A, Class A4, 5.39%, 06/15/13	714
	MBNA Credit Card Master Note Trust,
239	Series 2002-C1, Class C1, 6.80%, 07/15/14	229
295	Series 2003-A6, Class A6, 2.75%, 10/15/10	295
1,075	Series 2003-C1, Class C1, FRN, 4.82%, 06/15/12	1,037
	MBNA Master Credit Card Trust,
65	Series 1999-B, Class C, 6.65%, 08/15/11 (e)	66
5,808	Series 1999-J, Class B, 7.40%, 02/15/12	6,048
760	Series 2000-E, Class A, 7.80%, 10/15/12	823
2,380	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, FRN, 4.64%, 03/25/33 (i)	2,162
1,449	MSDWCC Heloc Trust, Series 2007-1, Class A, FRN, 3.23%, 12/25/31 (i)	1,306
	Nissan Auto Receivables Owner Trust,
341	Series 2005-B, Class A3, 3.99%, 07/15/09	342
4,675	Series 2005-C, Class A4, 4.31%, 03/15/11	4,735
780	Series 2007-B, Class A3, 5.03%, 05/16/11	802
186	Onyx Acceptance Grantor Trust, Series 2004-C, Class A4, 3.50%, 12/15/11	184
87	Residential Asset Securities Corp., Series 2001-KS1, Class AI6, 6.35%, 03/25/32 (i)	77
53	Residential Funding Mortgage Securities II, Series 2000-HI1, Class AI7, SUB, 8.29%, 02/25/25	53
	USAA Auto Owner Trust,
195	Series 2005-3, Class A3, 4.55%, 02/16/10	196
725	Series 2005-4, Class A4, 4.89%, 08/15/12	739
1,000	Series 2006-4, Class A3, 5.01%, 06/15/11	1,017
2,145	Series 2007-1, Class A3, 5.43%, 10/17/11	2,210
	Wachovia Auto Owner Trust,
4,394	Series 2005-B, Class A5, 4.93%, 11/20/12	4,499
2,000	Series 2005-B, Class A4, 4.84%, 04/20/11	2,030
1,475	Wells Fargo Financial Auto Owner Trust 2004-A, Series 2005-A, Class A4, 4.28%, 05/15/12	1,484
	WFS Financial Owner Trust,
407	Series 2004-3, Class A4, 3.93%, 02/17/12	408
6,225	Series 2005-1, Class A4, 3.87%, 08/17/12	6,253
250	World Omni Auto Receivables Trust, Series 2006-B, Class A2, 5.30%, 07/15/09	250
	Total Asset Backed Securities (Cost $148,683)	149,352
	Collateralized Mortgage Obligations — 17.6%
	Agency CMO — 12.3%
	Federal Home Loan Mortgage Corp. REMICS,
42	Series 2, Class Z, 9.30%, 03/15/19	45
20	Series 12, Class A, 9.25%, 11/15/19	23
43	Series 16, Class D, 10.00%, 10/15/19	46
54	Series 17, Class I, 9.90%, 10/15/19	59
91	Series 23, Class F, 9.60%, 04/15/20	98
39	Series 26, Class F, 9.50%, 02/15/20	42
8	Series 81, Class A, 8.13%, 11/15/20	9
40	Series 85, Class C, 8.60%, 01/15/21	43
40	Series 99, Class Z, 9.50%, 01/15/21	43
6	Series 159, Class H, 4.50%, 09/15/21	6
9	Series 189, Class D, 6.50%, 10/15/21	10
—(h)	Series 1045, Class G, HB, 1,066.21%, 02/15/21	1
9	Series 1053, Class G, 7.00%, 03/15/21	9
24	Series 1056, Class KZ, 6.50%, 03/15/21	24
12	Series 1074, Class H, 8.50%, 05/15/21	14
41	Series 1082, Class C, 9.00%, 05/15/21	44
17	Series 1087, Class I, 8.50%, 06/15/21	18
48	Series 1125, Class Z, 8.25%, 08/15/21	53
47	Series 1142, Class IA, 7.00%, 10/15/21	51
7	Series 1169, Class G, 7.00%, 11/15/21	8
29	Series 1173, Class E, 6.50%, 11/15/21	30
90	Series 1343, Class LA, 8.00%, 08/15/22	99
26	Series 1424, Class F, FRN, 4.62%, 11/15/22	27
463	Series 1480, Class LZ, 7.50%, 03/15/23	505
2	Series 1515, Class SA, IF, 8.61%, 05/15/08	2
33	Series 1550, Class SC, IF, 10.25%, 07/15/08	33
27	Series 1565, Class G, 6.00%, 08/15/08	27
4	Series 1575, Class SA, IF, 10.13%, 08/15/08	4

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
6	Series 1580, Class P, 6.50%, 09/15/08	6
4	Series 1604, Class MB, IF, 7.22%, 11/15/08	5
57	Series 1606, Class H, 6.00%, 11/15/08	57
42	Series 1612, Class PH, 6.00%, 11/15/08	42
5	Series 1612, Class SD, IF, 7.59%, 11/15/08	5
105	Series 1626, Class PT, 6.00%, 12/15/08	105
140	Series 1641, Class FA, FRN, 4.07%, 12/15/13	141
9	Series 1659, Class TZ, 6.75%, 01/15/09	9
13	Series 1673, Class H, 6.00%, 11/15/22	13
26	Series 1688, Class J, 6.00%, 12/15/13	25
89	Series 1701, Class PH, 6.50%, 03/15/09	89
336	Series 1702, Class TJ, 7.00%, 04/15/13	343
295	Series 1754, Class Z, 8.50%, 09/15/24	325
686	Series 1779, Class Z, 8.50%, 04/15/25	759
14	Series 1807, Class G, 9.00%, 10/15/20	15
8	Series 1838, Class H, 6.50%, 04/15/11	8
3,898	Series 2358, Class PD, 6.00%, 09/15/16	4,106
2,547	Series 2390, Class CH, 5.50%, 12/15/16	2,641
6,800	Series 2416, Class PR, 6.00%, 12/15/30	6,925
1,109	Series 2425, Class JH, 6.00%, 03/15/17	1,169
4,889	Series 2450, Class PE, 6.00%, 07/15/21	5,032
4,029	Series 2453, Class BD, 6.00%, 05/15/17	4,246
2,500	Series 2458, Class OE, 6.00%, 06/15/17	2,642
1,901	Series 2496, Class BK, 5.50%, 09/15/17	1,977
1,381	Series 2503, Class TG, 5.50%, 09/15/17	1,436
1,475	Series 2508, Class AQ, 5.50%, 10/15/17	1,533
6,135	Series 2513, Class DB, 5.00%, 10/15/17	6,348
999	Series 2519, Class HB, 5.00%, 10/15/21	1,016
956	Series 2526, Class CA, 5.00%, 06/15/16	967
244	Series 2534, Class HM, 4.50%, 10/15/16	246
7,173	Series 2578, Class DA, 4.50%, 09/15/16	7,245
1,257	Series 2579, Class GQ, 4.00%, 01/15/17	1,263
1,809	Series 2583, Class TD, 4.50%, 12/15/13	1,835
1,500	Series 2587, Class WB, 5.00%, 11/15/16	1,545
1,000	Series 2617, Class UM, 4.00%, 05/15/15	1,003
4,467	Series 2632, Class NE, 4.00%, 06/15/13	4,483
557	Series 2640, Class VM, 4.50%, 12/15/21	562
6,927	Series 2641, Class KJ, 4.00%, 01/15/18	6,918
1,378	Series 2643, Class ME, 3.50%, 03/15/18	1,355
1,500	Series 2666, Class OC, 5.50%, 01/15/22	1,570
79	Series 2668, Class AD, 4.00%, 01/15/15	80
1,087	Series 2685, Class MX, 4.00%, 07/15/16	1,093
1,400	Series 2718, Class TC, 5.00%, 04/15/27	1,431
1,087	Series 2755, Class PA, PO, 02/15/29	973
3,875	Series 2763, Class PD, 4.50%, 12/15/17	3,919
241	Series 2763, Class TA, 4.00%, 03/15/11	251
5,696	Series 2765, Class CA, 4.00%, 07/15/17	5,705
1,192	Series 2780, Class YP, 7.50%, 08/15/18	1,284
755	Series 2782, Class HE, 4.00%, 09/15/17	756
1,000	Series 2786, Class PC, 4.50%, 10/15/16	1,014
896	Series 2825, Class VP, 5.50%, 06/15/15	939
4,000	Series 2836, Class PX, 4.00%, 05/15/18	3,993
641	Series 2851, Class BD, 4.00%, 02/15/20	643
6,519	Series 2875, Class HA, 4.00%, 11/15/18	6,505
4,609	Series 2924, Class DA, 4.50%, 02/15/19	4,657
933	Series 2927, Class YN, 4.50%, 10/15/32	942
2,600	Series 2955, Class OC, 5.00%, 02/15/24	2,630
2,796	Series 2956, Class LD, 5.00%, 05/15/18	2,859
2,595	Series 2962, Class WJ, 5.50%, 06/15/24	2,696
4,994	Series 2993, Class MN, 5.00%, 06/15/23	5,118
986	Series 3001, Class YN, 4.50%, 06/15/33	997
1,000	Series 3047, Class OB, 5.50%, 12/15/33	1,041
3,057	Series 3082, Class PE, 5.00%, 12/15/23	3,098
980	Series 3151, Class PA, 6.00%, 03/15/26	1,003
4,684	Series 3192, Class GA, 6.00%, 03/15/27	4,819
4,639	Series 3242, Class NC, 5.75%, 12/15/28	4,788
1,863	Series 3329, Class JA, 6.00%, 08/15/28	1,937
2,299	Series 3363, Class A, 5.00%, 07/15/16	2,355
4,053	Series R008, Class FK, FRN, 3.52%, 07/15/23	4,027
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
2,132	Series 31, Class Z, 8.00%, 04/25/24	2,367
318	Series 56, Class Z, 7.50%, 09/20/26	338
	Federal National Mortgage Association STRIPS,
33	Series 25, Class 1, 6.00%, 02/01/13	33
330	Series 108, Class 1, PO, 03/01/20	309
5	Series 268, Class 2, IO, 9.00%, 02/01/23	1
5	Series B, Class 1, 6.00%, 05/01/09	5
	Federal National Mortgage Association REMICS,
30	Series 1988-7, Class Z, 9.25%, 04/25/18	33
36	Series 1988-13, Class C, 9.30%, 05/25/18	40
30	Series 1988-15, Class A, 9.00%, 06/25/18	33
33	Series 1988-16, Class B, 9.50%, 06/25/18	37
22	Series 1989-2, Class D, 8.80%, 01/25/19	24
66	Series 1989-27, Class Y, 6.90%, 06/25/19	70
16	Series 1989-54, Class E, 8.40%, 08/25/19	18
18	Series 1989-66, Class J, 7.00%, 09/25/19	20
13	Series 1989-70, Class G, 8.00%, 10/25/19	15
259	Series 1989-72, Class E, 9.35%, 10/25/19	293
36	Series 1989-89, Class H, 9.00%, 11/25/19	39

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   107

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
16	Series 1989-96, Class H, 9.00%, 12/25/19	18
23	Series 1990-7, Class B, 8.50%, 01/25/20	25
20	Series 1990-12, Class G, 4.50%, 02/25/20	20
411	Series 1990-19, Class G, 9.75%, 02/25/20	464
72	Series 1990-58, Class J, 7.00%, 05/25/20	78
71	Series 1990-61, Class H, 7.00%, 06/25/20	76
35	Series 1990-106, Class J, 8.50%, 09/25/20	39
14	Series 1990-109, Class J, 7.00%, 09/25/20	15
43	Series 1990-111, Class Z, 8.75%, 09/25/20	46
18	Series 1990-117, Class E, 8.95%, 10/25/20	20
19	Series 1990-123, Class G, 7.00%, 10/25/20	21
20	Series 1990-132, Class Z, 7.00%, 11/25/20	21
810	Series 1990-137, Class X, 9.00%, 12/25/20	885
6	Series 1991-53, Class J, 7.00%, 05/25/21	7
66	Series 1991-130, Class C, 9.00%, 09/25/21	73
254	Series 1992-81, Class ZB, 8.50%, 04/25/22	262
5	Series 1992-96, Class B, PO, 05/25/22	5
11	Series 1992-138, Class G, 7.50%, 08/25/22	11
20	Series 1993-101, Class PJ, 7.00%, 06/25/08	20
256	Series 1993-129, Class H, 6.50%, 08/25/08	256
64	Series 1993-134, Class H, 6.50%, 08/25/08	64
101	Series 1993-154, Class H, 6.00%, 08/25/08	101
14	Series 1993-165, Class SN, IF, 11.47%, 09/25/23	16
4	Series 1993-192, Class SC, IF, 7.03%, 10/25/08	4
5	Series 1993-196, Class FA, FRN, 4.97%, 10/25/08	5
344	Series 1993-220, Class PJ, 6.00%, 11/25/13	350
2	Series 1993-225, Class MC, PO, 11/25/23	2
3	Series 1993-231, Class SB, IF, 9.76%, 12/25/08	3
1	Series 1993-233, Class SC, IF, 10.09%, 12/25/08	1
113	Series 1993-235, Class G, PO, 09/25/23	96
265	Series 1994-7, Class PG, 6.50%, 01/25/09	266
5	Series 1994-20, Class Z, 6.50%, 02/25/09	5
31	Series 1994-32, Class Z, 6.50%, 03/25/09	31
39	Series 1994-33, Class H, 6.00%, 03/25/09	39
396	Series 1994-62, Class PH, 6.90%, 11/25/23	402
237	Series 1995-13, Class D, 6.50%, 09/25/08	238
25	Series 1995-13, Class K, 6.50%, 10/25/08	25
4	Series 1997-46, Class PN, 6.50%, 07/18/12	4
18	Series 1997-55, Class B, 7.00%, 02/18/27	18
4	Series 1997-67, Class GA, 4.00%, 02/25/09	4
62	Series 2001-7, Class PQ, 6.00%, 10/25/15	62
2,391	Series 2002-3, Class OG, 6.00%, 02/25/17	2,517
2,562	Series 2002-58, Class HC, 5.50%, 09/25/17	2,660
4,924	Series 2002-59, Class UC, 5.50%, 09/25/17	5,112
1,531	Series 2002-63, Class KC, 5.00%, 10/25/17	1,580
3,000	Series 2003-3, Class PD, 5.00%, 08/25/16	3,088
972	Series 2003-21, Class M, 5.00%, 02/25/17	991
1,442	Series 2003-46, Class VX, 6.00%, 10/25/15	1,479
5,000	Series 2003-84, Class GC, 4.50%, 05/25/15	5,047
5,000	Series 2003-113, Class PC, 4.00%, 03/25/15	5,035
4,314	Series 2003-120, Class BQ, 4.00%, 09/25/16	4,335
659	Series 2004-101, Class AR, 5.50%, 01/25/35	686
1,750	Series 2005-1, Class HC, 5.00%, 09/25/28	1,802
1,507	Series 2005-27, Class TH, 5.50%, 07/25/31	1,555
2,242	Series 2005-40, Class YA, 5.00%, 09/25/20	2,301
2,666	Series 2005-47, Class AN, 5.00%, 12/25/16	2,713
693	Series 2005-48, Class OM, 5.00%, 03/25/30	714
4,041	Series 2005-68, Class JK, 5.25%, 05/25/35	4,152
1,007	Series 2005-84, Class MB, 5.75%, 10/25/35	1,051
5,000	Series 2006-39, Class WB, 5.50%, 10/25/30	5,191
29	Series G-11, Class Z, 8.50%, 05/25/21	33
14	Series G-22, Class ZT, 8.00%, 12/25/16	16
30	Series G-41, Class PT, 7.50%, 10/25/21	32
55	Series G92-35, Class E, 7.50%, 07/25/22	60
26	Series G92-40, Class ZC, 7.00%, 07/25/22	28
270	Series G92-44, Class ZQ, 8.00%, 07/25/22	297
62	Series G92-54, Class ZQ, 7.50%, 09/25/22	68
6	Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.00%, 04/25/25	6
190	Government National Mortgage Association, Series 1997-12, Class D, 7.50%, 09/20/27	200
40	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.78%, 03/15/21	45
		203,503
	Non-Agency CMO — 5.3%
	ABN AMRO Mortgage Corp.,
426	Series 2003-7, Class A3, 4.50%, 07/25/18	420
3,682	Series 2003-9, Class A2, 4.50%, 08/25/18	3,723
3,000	Adjustable Rate Mortgage Trust, Series 2005-2, Class 6M1, FRN, 3.53%, 06/25/35 (i)	2,752
	Banc of America Mortgage Securities, Inc.,
3,000	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	2,942
5,369	Series 2004-F, Class 2A6, 4.15%, 07/25/34	5,427
1,175	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33 (i) (y)	1,010

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
4,964	Cendant Mortgage Corp., Series 2004-3, Class A3, VAR, 5.51%, 06/25/34	5,063
6,117	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3, Class A1, 7.00%, 09/25/33	6,478
597	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	613
5,709	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J13, Class 1A5, 5.25%, 11/25/14	5,820
	CS First Boston Mortgage Securities Corp.,
2,662	Series 2002-CKS4, Class A1, 4.49%, 11/15/36	2,604
3,367	Series 2007-5, Class 5A5, 5.50%, 12/25/14	3,355
954	First Horizon Alternative Mortgage Securities, Series 2005-FA7, Class 1A5, 5.50%, 10/25/35	968
	GMAC Mortgage Corp. Loan Trust,
30	Series 2003-J1, Class A3, 5.25%, 03/25/18	30
1,214	Series 2003-J4, Class 2A1, 4.75%, 09/25/18	1,212
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, FRN, 3.49%, 02/25/35 (i)	2,444
24	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.50%, 02/22/17	25
	MASTR Alternative Loans Trust,
1,192	Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,215
557	Series 2004-8, Class 6A1, 5.50%, 09/25/19	568
4,290	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, FRN, 3.41%, 08/25/35 (i)	3,660
13	Merrill Lynch Trust, Series 44, Class G, 9.00%, 08/20/20	13
	Nomura Asset Acceptance Corp.,
2,864	Series 2005-AR1, Class 1A1, VAR, 5.10%, 02/25/35 (i)	2,558
2,467	Series 2005-AR2, Class 3A1, FRN, 3.39%, 05/25/35 (i)	2,065
5,350	Series 2005-AR6, Class 4A1, SUB, 3.40%, 12/25/35 (i)	4,443
	Paine Webber CMO Trust,
1	Series J, Class 3, 8.80%, 05/01/18	1
17	Series L, Class 4, 8.95%, 07/01/18	19
1,000	Residential Accredit Loans, Inc., Series 2003-QR24, Class A7, 4.00%, 07/25/33	977
3,401	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A5, 6.00%, 11/25/31	3,542
16	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.00%, 09/25/30	16
5,100	Structured Asset Securities Corp., Series 2003-31A, Class B1, 4.86%, 10/25/33 (i)	4,539
—(h)	Structured Mortgage Asset Residential Trust, Series 1993-2A, Class AE, 7.60%, 03/25/09	—	(h)
	WaMu Mortgage Pass-Through Certificates
4,000	Series 2003-AR10, Class A5, VAR, 4.06%, 10/25/33	3,996
180	Series 2003-S3, Class 1A31, 5.25%, 06/25/33	181
	Wells Fargo Mortgage Backed Securities Trust,
1,514	Series 2003-12, Class A3, 5.00%, 11/25/18	1,546
7,678	Series 2003-K, Class 1A1, 4.49%, 11/25/33	7,571
5,111	Series 2006-AR11, Class A4, 5.52%, 08/25/36	5,101
1,444	Series 2006-AR17, Class A1, 5.34%, 10/25/36	1,448
212	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	209
		88,554
	Total Collateralized Mortgage Obligations (Cost $287,161)	292,057
	Commercial Mortgage Backed Securities — 2.2%
	Banc of America Commercial Mortgage, Inc.,
905	Series 2000-1 Class A2A, 7.33%, 11/15/31	925
3,420	Series 2004-5, Class A3, 4.56%, 11/10/41	3,301
	Bear Stearns Commercial Mortgage Securities,
3,858	Series 1999-WF2, Class A2, 7.08%, 07/15/31 (y)	3,914
5,918	Series 2002-TOP6, Class A2, 6.46%, 10/15/36 (y)	6,060
1,024	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.72%, 03/15/49	1,026
1,330	Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, VAR, 6.98%, 01/17/32	1,390
469	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	471
	DLJ Commercial Mortgage Corp.,
943	Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	961
2,890	Series 1999-CG3, Class A1B, 7.34%, 10/10/32	2,962
995	First Union-Chase Commercial Mortgage, Series 1999-C2, Class A2, 6.65%, 06/15/31	1,003
500	Household Credit Card Master Note Trust I, Series 2006-1, Class A, 5.10%, 06/15/12	509
3,195	Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.07%, 10/12/41	3,138
	Morgan Stanley Capital I,
3,500	Series 1999-LIFE, Class B, VAR, 7.22%, 04/15/33	3,585
1,364	Series 2006-T23, Class A1, 5.68%, 08/12/41	1,364
2,250	Morgan Stanley Dean Witter Capital I, Series 2001-280, Class A2, 6.49%, 02/03/16 (e)	2,481
4,000	TIAA Retail Commercial Trust, Series 2001-C1A Class A4, 6.68%, 06/19/31 (e)	4,056
	Total Commercial Mortgage Backed Securities (Cost $37,189)	37,146

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   109

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Corporate Bonds — 13.1%
	Automobiles — 0.3%
	Daimler Finance NA LLC,
4,000	4.05%, 06/04/08	4,005
1,000	5.75%, 09/08/11	1,039
		5,044
	Capital Markets — 2.1%
	Bear Stearns Cos., Inc. (The),
1,000	2.88%, 07/02/08 (y)	992
1,000	4.50%, 10/28/10 (y)	986
500	4.55%, 06/23/10 (y)	493
2,300	Citicorp, 7.25%, 10/15/11	2,526
	Credit Suisse USA, Inc.,
2,000	4.70%, 06/01/09	2,030
500	6.13%, 11/15/11	536
	Goldman Sachs Group, Inc. (The),
2,000	3.88%, 01/15/09	2,004
1,500	6.50%, 02/25/09 (e) (i)	1,543
3,000	6.60%, 01/15/12	3,247
2,000	6.65%, 05/15/09	2,073
	Lehman Brothers Holdings, Inc.,
450	3.50%, 08/07/08	447
2,225	3.95%, 11/10/09	2,192
702	5.00%, 01/14/11 (c)	699
500	5.75%, 07/18/11	508
1,062	6.63%, 01/18/12	1,110
	Merrill Lynch & Co., Inc.,
1,000	4.13%, 09/10/09	999
4,710	4.79%, 08/04/10	4,759
2,500	6.00%, 02/17/09	2,537
	Morgan Stanley,
500	3.88%, 01/15/09	500
3,073	4.25%, 05/15/10	3,091
2,000	6.60%, 04/01/12	2,133
		35,405
	Chemicals — 0.4%
845	Air Products & Chemicals, Inc. 4.15%, 02/01/13	854
1,810	Dow Chemical Co., (The), 5.97%, 01/15/09	1,846
1,500	Monsanto Co., 7.38%, 08/15/12	1,688
1,400	Potash Corp. of Saskatchewan (Canada), 7.75%, 05/31/11	1,557
		5,945
	Commercial Banks — 2.4%
388	Bank of America Corp., 7.13%, 10/15/11	426
1,050	Bayerische Landesbank, Series YDPN 5.88%, 12/01/08	1,078
1,000	BB&T Corp., 4.75%, 10/01/12	1,013
	FleetBoston Financial Corp.,
470	6.50%, 03/15/08	470
1,400	7.38%, 12/01/09	1,494
1,900	HSBC Holdings plc (United Kingdom), 7.50%, 07/15/09	1,995
3,025	Marshall & Ilsley Corp., 4.38%, 08/01/09	3,050
500	National City Bank, 4.50%, 03/15/10	507
2,751	National City Corp., 3.13%, 04/30/09	2,708
525	PNC Funding Corp., 4.50%, 03/10/10	536
475	Republic New York Corp., 5.88%, 10/15/08	481
2,800	Royal Bank of Canada (Canada), 3.88%, 05/04/09	2,844
	SunTrust Banks, Inc.,
2,215	4.00%, 10/15/08	2,223
580	4.25%, 10/15/09	587
1,500	5.25%, 11/05/12	1,522
500	U.S. Bancorp, 4.50%, 07/29/10	520
1,500	Union Planters Corp., 4.38%, 12/01/10	1,525
2,000	US Bank NA, 6.38%, 08/01/11	2,170
3,900	Wachovia Bank NA, 7.80%, 08/18/10	4,293
	Wachovia Corp.,
500	6.00%, 10/30/08	510
1,600	6.25%, 08/04/08	1,614
500	6.38%, 02/01/09	507
	Wells Fargo & Co.,
3,235	3.12%, 08/15/08	3,221
1,000	4.20%, 01/15/10	1,017
3,000	5.25%, 10/23/12	3,151
750	6.38%, 08/01/11	809
		40,271
	Computers & Peripherals — 0.0% (g)
350	Hewlett-Packard Co., 4.50%, 03/01/13	357
	Consumer Finance — 1.3%
1,000	AIG SunAmerica Global Financing VII, 5.85%, 08/01/08 (e)	1,006
2,000	American Express Credit Corp., 3.00%, 05/16/08	1,999
700	American General Finance Corp., 4.88%, 05/15/10	709
570	American Honda Finance Corp., 3.85%, 11/06/08 (e)	572

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
1,875	Beneficial Corp., 6.47%, 11/17/08	1,907
3,000	Boeing Capital Corp., 6.50%, 02/15/12	3,301
767	Capital One Bank, 5.75%, 09/15/10	772
1,000	HSBC Finance Corp., 5.90%, 06/19/12	1,043
	International Lease Finance Corp.,
5,000	3.50%, 04/01/09	4,986
1,400	4.50%, 05/01/08	1,400
1,420	John Deere Capital Corp., 5.65%, 07/25/11	1,517
2,100	Pitney Bowes Credit Corp., 5.75%, 08/15/08	2,121
1,000	SLM Corp., 4.00%, 01/15/10	916
		22,249
	Diversified Financial Services — 3.6%
	Associates Corp. of North America,
1,400	6.88%, 11/15/08	1,431
1,896	8.15%, 08/01/09	2,008
340	8.55%, 07/15/09	361
	Bank of America Corp.,
1,500	4.38%, 12/01/10	1,546
1,790	7.13%, 03/01/09	1,844
1,000	7.80%, 02/15/10	1,078
1,543	BHP Billiton Finance USA Ltd. (Australia), 5.00%, 12/15/10	1,588
1,000	Capital One Bank, 5.00%, 06/15/09	994
	Caterpillar Financial Services Corp.,
1,300	4.50%, 09/01/08	1,308
800	4.85%, 12/07/12	832
	CIT Group, Inc.,
1,500	4.13%, 11/03/09	1,447
4,118	4.25%, 02/01/10	3,965
500	5.88%, 10/15/08	501
2,350	7.63%, 11/30/12	2,366
	Citigroup, Inc.,
1,000	4.25%, 07/29/09	1,012
2,075	6.00%, 02/21/12	2,195
889	6.20%, 03/15/09	910
	General Electric Capital Corp.,
1,500	4.00%, 06/15/09	1,519
6,500	5.25%, 10/19/12	6,794
4,150	SUB, 8.13%, 04/01/08 (c)	4,164
950	8.30%, 09/20/09	1,018
2,000	8.63%, 06/15/08	2,026
890	Genworth Global Funding Trusts, 5.20%, 10/08/10	920
3,000	HSBC Finance Corp., 4.13%, 11/16/09	3,016
1,000	John Hancock Global Funding II, 3.50%, 01/30/09 (e)	1,000
1,600	MassMutual Global Funding II, 2.55%, 07/15/08 (e)	1,596
4,000	New York Life Global Funding, 3.88%, 01/15/09 (e)	4,026
	Pricoa Global Funding I,
1,510	3.90%, 12/15/08 (e)	1,513
3,000	4.35%, 06/15/08 (e)	3,004
1,000	Textron Financial Corp., 4.13%, 03/03/08	1,000
175	USAA Capital Corp., 4.64%, 12/15/09 (e)	178
1,900	Wells Fargo Financial, Inc., 6.85%, 07/15/09	1,987
		59,147
	Diversified Telecommunication Services — 0.5%
2,730	AT&T, Inc., 4.95%, 01/15/13	2,811
2,000	Deutsche Telekom International Finance BV (Netherlands), 5.38%, 03/23/11	2,064
2,870	GTE Corp., 6.46%, 04/15/08	2,878
		7,753
	Electric Utilities — 0.2%
2,400	MidAmerican Funding LLC, 6.75%, 03/01/11	2,592
670	Spectra Energy Capital LLC, 7.50%, 10/01/09	703
760	Virginia Electric and Power Co., 5.10%, 11/30/12	792
		4,087
	Electronic Equipment & Instruments — 0.1%
1,500	Arrow Electronics, Inc., 6.88%, 07/01/13	1,621
	Food & Staples Retailing — 0.1%
1,000	Wal-Mart Stores, Inc., 4.00%, 01/15/10	1,024
	Gas Utilities — 0.3%
5,180	Nisource Finance Corp., 7.88%, 11/15/10	5,652
	Health Care Providers & Services — 0.0% (g)
550	WellPoint, Inc., 6.38%, 01/15/12	588
	Household Durables — 0.0% (g)
126	Fortune Brands, Inc., 5.13%, 01/15/11	127
	Industrial Conglomerates — 0.1%
1,170	Textron, Inc., 4.50%, 08/01/10	1,206
	Insurance — 0.3%
1,050	Allstate Financial Global Funding, 2.50%, 06/20/08 (e)	1,047
900	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	897

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   111

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
1,000	Jackson National Life Global Funding, 3.50%, 01/22/09 (e)	1,000
500	Metropolitan Life Global Funding I, 2.60%, 06/19/08 (e)	498
1,000	Monumental Global Funding II, 3.85%, 03/03/08 (e)	1,000
1,085	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	1,087
		5,529
	Media — 0.1%
850	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	954
868	Thomson Corp. (The) (Canada), 6.20%, 01/05/12	917
		1,871
	Metals & Mining — 0.0% (g)
400	Alcoa, Inc., 6.50%, 06/01/11	420
	Multi-Utilities — 0.2%
3,000	Duke Energy Carolinas LLC, 4.20%, 10/01/08 (c)	3,016
	Paper & Forest Products — 0.2%
690	International Paper Co., 4.25%, 01/15/09	692
	Willamette Mexican Holding Co.,
750	6.45%, 06/18/09	782
1,000	6.45%, 07/14/09	1,047
		2,521
	Real Estate Investment Trusts (REITs) — 0.1%
	Simon Property Group LP,
1,000	3.75%, 01/30/09	992
400	4.60%, 06/15/10	403
		1,395
	Road & Rail — 0.1%
1,440	Burlington Northern Santa Fe Corp., 6.13%, 03/15/09	1,469
	Software — 0.1%
1,371	Intuit, Inc., 5.40%, 03/15/12	1,411
	Thrifts & Mortgage Finance — 0.6%
3,500	Countrywide Home Loans, Inc., 4.13%, 09/15/09 (i)	3,151
1,100	Golden West Financial Corp., 4.75%, 10/01/12	1,133
2,000	Washington Mutual Bank, 6.88%, 06/15/11	1,890
	Washington Mutual, Inc.,
1,000	4.00%, 01/15/09	970
1,820	4.20%, 01/15/10	1,718
1,000	World Savings Bank FSB, 4.50%, 06/15/09	1,014
		9,876
	Total Corporate Bonds (Cost $215,656)	217,984
	Mortgage Pass-Through Securities — 12.7%
	Federal Home Loan Mortgage Corp. Gold Pools,
	15 Year, Single Family,
12,732	4.00%, 07/01/18 – 07/01/19	12,442
6,435	4.50%, 04/01/16 10/01/18	6,470
27,367	5.00%, 03/01/18 – 04/01/19	27,793
7,850	5.50%, 01/01/09 – 08/01/19	8,040
17,729	6.00%, 07/01/08 – 06/01/20	18,330
42	6.25%, 07/01/09	42
606	6.50%, 10/01/08 – 07/01/16	633
385	7.00%, 12/01/08 – 03/01/15	399
109	7.50%, 07/01/08 – 11/01/11	114
202	8.00%, 09/01/09 – 01/01/12	209
65	8.50%, 05/01/10	69
	30 Year, Single Family,
1,107	6.00%, 07/01/32	1,136
7	6.50%, 07/01/13	8
2	8.50%, 11/01/15	2
	Other,
74	6.00%, 01/01/19	76
198	6.50%, 08/01/18 – 05/01/21	208
134	7.00%, 03/01/14	143
609	7.50%, 10/01/16 – 07/01/18	662
	Federal Home Loan Mortgage Corp.
598	ARM, 4.63%, 03/01/35	607
189	ARM, 6.73%, 01/01/27	192
50	ARM, 6.93%, 12/01/17	50
240	ARM, 6.96%, 12/01/27	246
10	ARM, 7.06%, 09/01/25	11
8	ARM, 7.10%, 01/01/27	9
	30 Year, Single Family
288	8.00%, 12/01/08 – 05/01/19	301
21	8.25%, 08/01/09 – 08/01/17	21
23	8.50%, 11/01/09 – 11/01/19	24
15	8.75%, 05/01/09 – 05/01/11	15
11	9.00%, 09/01/09 – 11/01/09	12
	Federal National Mortgage,
436	ARM, 4.83%, 01/01/35	453
4,130	ARM, 4.90%, 09/01/34	4,140
1,913	ARM, 4.95%, 12/01/35	1,947

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
67	ARM, 5.42%, 07/01/27	67
53	ARM, 5.53%, 01/01/19	53
43	ARM, 5.75%, 11/01/16	43
41	ARM, 6.02%, 08/01/17	42
117	ARM, 6.33%, 03/01/19	119
18	ARM, 6.79%, 08/01/19	19
25	ARM, 7.12%, 05/01/25	25
49	ARM, 7.17%, 06/01/27	50
1	ARM, 7.22%, 10/01/27	1
13	ARM, 7.35%, 10/01/25	13
	15 Year, Single Family,
13,064	4.00%, 07/01/18 – 01/01/19	12,790
15,856	4.50%, 05/01/18 – 05/01/19	15,950
26,341	5.00%, 12/01/13 – 07/01/20	26,737
19,270	5.50%, 10/01/08 – 06/01/20	19,779
17,838	6.00%, 01/01/09 – 04/01/21	18,475
805	6.50%, 05/01/08 – 09/01/13	828
187	7.00%, 10/01/08 – 03/01/15	194
337	7.50%, 03/01/08 – 05/01/15	350
36	8.00%, 08/01/09 – 11/01/15	37
136	8.50%, 11/01/11	142
14	9.00%, 02/01/10 – 03/01/12	15
	30 Year, Single Family,
786	5.50%, 08/01/34	794
89	6.00%, 07/01/17	93
57	6.50%, 08/01/14 – 03/01/26	60
9	7.50%, 01/01/11	9
341	8.00%, 01/01/09 – 12/01/30	368
64	8.50%, 01/01/10 – 03/01/27	69
215	9.00%, 02/01/31	238
84	9.50%, 07/01/28	94
18	10.00%, 02/01/24	22
	Other,
5,094	4.00%, 07/01/13 – 07/01/17	5,100
9,149	4.50%, 10/01/13 – 12/01/19	9,286
21	5.50%, 07/01/09	21
10,411	6.00%, 03/01/18 – 04/01/24	10,756
1,359	6.50%, 08/01/08 – 08/01/19	1,423
256	7.00%, 12/01/13 – 08/01/21	272
95	7.50%, 08/15/09 – 06/01/16	101
120	8.00%, 07/01/14 – 11/01/15	131
	Government National Mortgage Association,
114	ARM, 5.62%, 07/20/21	115
225	ARM, 5.12%, 11/20/15 – 11/20/25	225
140	ARM, 5.62%, 08/20/16 – 09/20/22	141
4	ARM, 6.00%, 03/20/16	4
300	ARM, 6.38%, 01/20/16 – 01/20/28	308
	15 Year, Single Family,
63	6.00%, 04/15/14 – 11/20/14	66
87	6.50%, 07/15/08 – 07/15/09	87
7	7.00%, 01/15/09	7
15	8.00%, 09/15/09	15
	30 Year, Single Family,
36	7.50%, 09/20/28	39
80	8.00%, 09/20/26 – 12/20/27	89
140	8.50%, 03/20/25 – 04/20/25	154
70	9.00%, 09/15/09 – 10/15/26	72
800	9.50%, 07/15/20 – 12/15/25	894
81	12.00%, 11/15/19	97
	Total Mortgage-Backed Securities (Cost $206,924)	211,683
	U.S. Government Agency Securities — 10.2%
	Federal Home Loan Bank System,
300	2.70%, 07/07/08	300
3,000	2.87%, 07/02/08	3,000
800	3.00%, 06/18/08	800
500	3.00%, 07/09/08	500
500	3.00%, 07/14/08	500
800	3.00%, 12/17/08	800
1,750	3.02%, 04/22/08	1,751
600	3.03%, 06/30/08	600
200	3.06%, 03/28/08	200
845	3.13%, 12/30/08	845
390	3.13%, 01/09/09	390
605	3.25%, 06/12/08	605
1,245	3.25%, 12/18/08	1,245
850	3.25%, 01/09/09	851
840	3.30%, 03/04/08	840
500	3.31%, 01/23/09	502
450	3.31%, 04/14/09	450
1,800	3.33%, 06/10/08	1,800
600	3.33%, 12/19/08	600
1,210	3.35%, 12/26/08	1,211
825	3.35%, 12/26/08	825
735	3.38%, 07/30/08	736
1,610	3.45%, 12/05/08	1,610
500	3.56%, 01/30/09	501
4,600	4.63%, 02/18/11 (c)	4,873
10,000	4.75%, 04/24/09	10,274

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   113

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — Continued
3,700	4.88%, 11/18/11	3,946
	Federal Home Loan Mortgage Corp.,
500	3.00%, 07/08/08	500
662	3.00%, 07/14/08	663
1,868	3.00%, 11/28/08	1,870
2,500	3.25%, 02/19/10	2,504
1,459	3.29%, 06/16/09	1,459
2,000	4.13%, 07/12/10 (c)	2,073
29,000	4.75%, 01/18/11 (c)	30,531
5,100	4.75%, 03/05/12	5,414
10,000	5.75%, 03/15/09	10,348
5,000	5.75%, 01/15/12 (c)	5,487
11,000	6.63%, 09/15/09 (c)	11,720
	Federal National Mortgage Association,
600	2.65%, 06/30/08	600
1,000	3.00%, 06/11/08	1,001
2,860	3.00%, 06/12/08	2,862
1,250	3.15%, 05/27/09	1,252
860	3.30%, 06/02/09	862
575	3.50%, 07/24/08	577
200	3.50%, 04/09/09	200
4,250	3.88%, 12/10/09 (c)	4,364
4,000	3.88%, 02/15/10 (c)	4,118
7,000	4.50%, 02/15/11	7,331
5,000	5.00%, 10/15/11	5,348
6,000	6.13%, 03/15/12 (c)	6,680
20,000	6.38%, 06/15/09 (c)	21,028
	Total U.S. Government Agency Securities (Cost $165,770)	169,347
	U.S. Treasury Obligations — 29.1%
	U.S. Treasury Inflation Indexed Bonds
3,843	3.88%, 01/15/09 (c)	4,002
1,061	4.25%, 01/15/10 (c)	1,160
	U.S. Treasury Notes
2,000	2.63%, 05/15/08 (c)	2,003
2,000	3.13%, 10/15/08 (c)	2,017
9,000	3.25%, 08/15/08 (m)	9,058
3,000	3.38%, 09/15/09 (c)	3,082
5,000	3.38%, 11/30/12 (c)	5,200
500	3.50%, 11/15/09	516
40,000	3.50%, 02/15/10 (m)	41,425
19,600	3.63%, 10/31/09 (c)	20,242
8,000	3.75%, 05/15/08 (c)	8,029
38,500	3.88%, 05/15/09 (m)	39,556
5,000	3.88%, 09/15/10 (c)	5,264
25,000	4.00%, 08/31/09 (m)	25,894
35,000	4.00%, 09/30/09 (c)	36,307
10,000	4.13%, 08/15/10 (c)	10,571
7,000	4.13%, 08/31/12 (c)	7,510
20,000	4.38%, 11/15/08 (c)	20,362
25,000	4.50%, 11/15/10 (c)	26,785
5,000	4.50%, 02/28/11 (c)	5,380
10,000	4.50%, 03/31/12 (c)	10,869
8,000	4.63%, 03/31/08 (c)	8,017
10,000	4.63%, 07/31/09 (c)	10,428
33,000	4.63%, 11/15/09 (c) (m)	34,671
5,000	4.63%, 10/31/11 (c)	5,442
1,000	4.75%, 11/15/08 (c)	1,021
18,900	4.75%, 02/15/10 (c)	20,031
1,000	4.75%, 01/31/12	1,096
18,000	4.88%, 04/30/08 (c)	18,082
15,000	4.88%, 05/31/08 (c)	15,108
12,000	4.88%, 08/31/08 (c)	12,177
1,000	4.88%, 01/31/09 (c)	1,028
12,000	4.88%, 05/15/09 (c)	12,472
10,000	4.88%, 06/30/09 (c)	10,434
35,000	4.88%, 08/15/09 (c)	36,662
7,000	5.63%, 05/15/08 (m)	7,052
5,000	6.50%, 02/15/10 (c)	5,462
	Total U.S. Treasury Obligations (Cost $471,633)	484,415
	Supranational — 0.1%
	International Bank for Reconstruction & Development,
1,500	5.05%, 05/29/08	1,509
544	Zero Coupon, 08/15/08	539
	Total Supranational (Cost $2,035)	2,048
	Total Long-Term Investments (Cost $1,535,051)	1,564,032

SHARES
Short-Term Investment — 3.6%
Investment Company — 3.6%
60,178	JPMorgan U.S. Government Money Market Fund, Institutional Class (b) (Cost $60,178)	60,178

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 22.1%
	Certificates of Deposit — 3.7%
15,000	Abbey National, FRN, 4.55%, 10/02/08	15,010
15,000	Bank of Ireland, FRN, 3.35%, 07/16/08	15,000
1,250	Calyon, New York, FRN, 3.15%, 03/15/10	1,250
5,000	Canadian Imperial Bank of Commerce, New York, FRN, 3.21%, 03/31/09	5,000
10,000	Nordeutsche Landesbank G.C., FRN, 4.13%, 06/23/08	9,968
15,000	Banco Espirito Santo, 4.54%, 04/09/08	15,000
		61,228
	Commercial Paper — 3.7%
17,000	Bavaria Universal Funding Corp., 3.76%, 03/26/08	16,959
15,000	Belmont Funding LLC, 3.76%, 03/18/08	14,976
15,000	Ebbets Funding LLC, 3.76%, 03/18/08	14,976
15,000	Silver Tower U.S. Funding LLC, 4.45%, 04/15/08	14,921
		61,832
	Corporate Notes — 8.3%
15,000	American Express Centurion, FRN, 3.53%, 09/17/08	14,987
5,000	Bank of Scotland PLC, (Britain), FRN, 3.25%, 11/21/08	4,998
6,000	BBVA US Senior SAU (Spain), FRN, 5.18%, 03/12/10	6,000
	Caixa d’Estalvis de Catalunya (Spain),
6,800	FRN, 5.18%, 06/30/08	6,800
6,000	General Electric Capital Corp., FRN, 3.15%, 03/12/10	5,925
11,000	Goldman Sachs Group, Inc., FRN, 3.25%, 02/13/09	11,000
2,174	GSAA Trust, FRN, 3.22%, 03/25/08	2,174
8,500	Macquarie Bank Ltd., (Australia), FRN, 3.13%, 08/20/08	8,500
	Metropolitan Life Global Funding I,
10,000	FRN, 4.25%, 02/09/09	10,000
7,500	FRN, 3.11%, 08/21/08	7,500
7,300	Monumental Global Funding III, FRN, 3.14%, 05/24/10	7,267
15,000	National Australia Bank Ltd., (Australia) FRN, 4.45%, 02/06/09	15,000
15,000	Paccar Financial Corp., FRN, 3.37%, 09/02/08	14,983
5,000	Pricoa Global Funding I, FRN, 3.12%, 09/26/08	5,000
2,000	Pricoa Global Funding I, FRN, 3.16%, 12/15/09	2,000
15,000	Svenska Handelsbanken AB, (Sweden), FRN, 4.47%, 02/06/09	15,000
		137,134
	Repurchase Agreements — 5.7%
15,717	Bank of America Corp., 3.17%, dated 02/29/08, due 03/03/08, repurchase price $15,721, collateralized by U.S. Government Agency Mortgages	15,717
54,000	Barclays Capital, Inc., 3.18%, dated 02/29/08, due 03/03/08, repurchase price $54,014, collateralized by U.S. Government Agency Mortgages	54,000
25,000	Credit Suisse First Boston USA, Inc., 3.14%, dated 02/29/08, due 03/03/08, repurchase price $25,007, collateralized by U.S. Government Agency Mortgages	25,000
		94,717
	Time Deposit — 0.7%
	Ulster Bank Ltd.,
2,000	FRN, 3.32%, 04/16/08	2,000
10,000	FRN, 3.40%, 07/25/08	10,000
		12,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $367,021)	366,911
	Total Investments — 119.7% (Cost $1,962,250)	1,991,121
	Liabilities in Excess of Other Assets — (19.7)%	(327,685)
	NET ASSETS — 100.0%	$1,663,436

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   115

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 76.9%
		U.S. Government Agency Securities — 12.4%
		Federal Farm Credit Bank,
20,000		4.50%, 10/17/12 (c)	21,041
40,000		5.38%, 07/18/11	43,088
360		6.20%, 11/30/09	384
500		6.27%, 01/26/16	574
1,720		6.82%, 03/16/09	1,799
855		6.90%, 09/01/10	940
		Federal Home Loan Bank System,
250		5.49%, 12/22/08	256
8,000		5.61%, 02/11/09	8,240
5,000		5.75%, 05/15/12	5,506
1,265		5.93%, 04/09/08	1,269
675		6.20%, 06/02/09	707
1,000		6.50%, 11/13/09	1,069
100		7.03%, 07/14/09	106
690		7.38%, 02/12/10	755
		New Valley Generation I,
1,459		7.30%, 03/15/19	1,656
		Total U.S. Government Agency Securities (Cost $85,281)	87,390
		U.S. Treasury Obligations — 64.5%
		U.S. Treasury Notes,
90,600		2.63%, 05/15/08 (c)	90,727
13,000		3.50%, 02/15/10 (c)	13,463
95,000		3.63%, 05/15/13 (c)	99,876
10,000		3.75%, 05/15/08 (c)	10,037
28,000		3.88%, 09/15/10 (c)	29,479
5,500		4.00%, 04/15/10 (c)	5,768
4,000		4.00%, 11/15/12 (c)	4,275
21,600		4.25%, 09/30/12 (c)	23,299
19,000		4.25%, 08/15/14 (c)	20,514
6,000		4.63%, 10/31/11 (c)	6,530
11,000		4.63%, 07/31/12 (c)	12,027
4,000		4.75%, 02/15/10 (c)	4,239
14,000		4.75%, 03/31/11 (c)	15,186
4,000		4.75%, 01/31/12	4,384
3,000		4.75%, 05/15/14 (c)	3,328
2,000		4.88%, 05/31/08 (c)	2,014
108,000		5.00%, 07/31/08 (c)	109,392
		Total U.S. Treasury Obligations (Cost $442,478)	454,538
		Total Long-Term Investments (Cost $527,759)	541,928
SHARES
Short-Term Investments — 25.3%
		Investment Companies — 25.3%
178,126		JPMorgan Federal Money Market Fund, Institutional Shares (b)	178,126
—	(h)	JPMorgan 100% US Treasury Securities Money Market Fund, Institutional Shares (b)	—	(h)
		(Cost $178,126)	178,126
PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 25.0%
		Repurchase Agreements — 25.0%
35,816		Banc of America Securities LLC, 3.17%, dated 02/29/08, due 03/03/08, repurchase price $35,825, collateralized by U.S. Government Agency Mortgages	35,816
35,000		Barclays Capital, 3.18%, dated 02/29/08, due 03/03/08, repurchase price $35,009, collateralized by U.S. Government Agency Mortgages	35,000
35,000		Bear Stearns Cos., Inc., 3.13%, dated 02/29/08, due 03/03/08, repurchase price $35,009, collateralized by U.S. Government Agency Mortgages (y)	35,000
35,000		Credit Suisse (USA) LLC, 3.14%, dated 02/29/08, due 03/03/08, repurchase price $35,009, collateralized by U.S. Government Agency Mortgages	35,000
35,000		Lehman Brothers Inc., 3.12%, dated 02/29/08, due 03/03/08, repurchase price $35,009, collateralized by U.S. Government Agency Mortgages	35,000
		Total Investments of Cash Collateral for Securities on Loan (Cost $175,816)	175,816
		Total Investments — 127.2% (Cost $881,701)	895,870
		Liabilities in Excess of Other Assets — (27.2)%	(191,484)
		NET ASSETS — 100.0%	$704,386

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 86.2%
	Asset-Backed Securities — 11.3%
5,916	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 4.46%, 01/25/34	4,638
3,515	ACE Securities Corp., Series 2001-HE1, Class M1, FRN, 4.61%, 11/20/31	3,466
160	American Residential Home Equity Loan Trust, Series 1998-1, Class M1, FRN, 3.81%, 05/25/29	159
5,350	Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, FRN, 3.98%, 08/25/33 (i)	4,581
	Amortizing Residential Collateral Trust,
127	Series 2002-BC4, Class A, FRN, 3.43%, 07/25/32	115
4,349	Series 2002-BC6, Class M1, FRN, 3.89%, 08/25/32 (i)	3,191
8,640	Series 2002-BC9, Class M1, FRN, 4.79%, 12/25/32 (i)	7,580
	Amresco Residential Securities Mortgage Loan Trust,
124	Series 1997-1, Class M1A, FRN, 3.65%, 03/25/27	124
771	Series 1997-2, Class M1A, FRN, 3.69%, 06/25/27	712
3,300	Series 1998-1, Class M1A, FRN, 3.78%, 01/25/28 (i)	3,121
3,093	Series 1998-3, Class M1A, FRN, 3.76%, 09/25/28 (i)	2,868
5,000	Asset Backed Securities Corp., Home Equity, Series 2003-HE7, Class M2, FRN, 4.87%, 12/15/33 (i)	4,533
	Bear Stearns Asset Backed Securities Trust,
7,256	Series 2003-SD1, Class A, FRN, 3.58%, 12/25/33 (y)	6,627
293	Series 2005-1, Class A, FRN, 3.49%, 03/25/35 (f) (y)	249
9,348	Series 2005-CL1, Class M1, FRN, 3.76%, 09/25/34 (y)	7,380
4,000	Series 2005-HE1, Class M2, FRN, 3.97%, 01/25/35 (i) (y)	3,230
970	Centex Home Equity, Series 2002-A, Class MV1, FRN, 3.98%, 01/25/32 (i)	764
	Countrywide Asset-Backed Certificates,
391	Series 2002-1, Class A, FRN, 3.70%, 08/25/32	348
3,234	Series 2002-3, Class M1, FRN, 4.26%, 03/25/32	2,878
399	Series 2002-BC1, Class A, FRN, 3.80%, 04/25/32	349
499	Series 2002-BC2, Class A, FRN, 3.67%, 04/25/32	481
85	Series 2003-BC2, Class 2A1, FRN, 3.74%, 06/25/33	78
6,166	Series 2003-BC5, Class M1, FRN, 4.19%, 09/25/33	5,631
2,033	Series 2004-2, Class M4, FRN, 4.13%, 03/25/34 (i)	1,310
2,036	Series 2004-S1, Class M2, SUB, 5.08%, 02/25/35 (i)	1,456
	Countrywide Home Equity Loan Trust,
5,558	Series 2004-A, Class A, FRN, 3.34%, 04/15/30 (i)	4,392
2,995	Series 2005-E, Class 2A, FRN, 3.34%, 11/15/35 (i)	2,568
12,731	Series 2005-M, Class A1, FRN, 3.36%, 02/15/36 (i)	10,551
7,000	Series 2006-A, Class M2, FRN, 3.54%, 04/15/32 (i)	645
2,651	Credit-Based Asset Servicing and Securitization, Series 2004-CB2, Class M1, FRN, 3.66%, 07/25/33	2,473
	First Franklin Mortgage Loan Asset-Backed Certificates,
611	Series 2002-FF1, Class M1, FRN, 4.19%, 04/25/32	324
2,320	Series 2002-FF4, Class M1, FRN, 4.71%, 02/25/33 (f) (i)	1,624
1,793	Series 2003-FFH1, Class M2, FRN, 5.76%, 09/25/33 (i)	703
3,800	Series 2004-FF8, Class M4, FRN, 4.20%, 10/25/34 (i)	2,942
5,000	Fleet Commercial Loan Master LLC, Series 2003-1A, Class A2, FRN, 3.42%, 11/16/10 (e)	4,950
5,000	Fremont Home Loan Trust, Series 2005-C, Class M2, FRN, 3.62%, 07/25/35 (i)	4,450
1,423	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, FRN, 3.30%, 09/15/30 (i)	1,200
19,053	GSAMP Trust, Series 2006-S6, Class A3, FRN, 3.36%, 10/25/36 (i)	4,131
6,102	GSR Mortgage Loan Trust, Series 2005-HEL1, Class M3, FRN, 3.90%, 11/25/30 (f) (i)	61
890	Irwin Home Equity Corp., Series 2004-1, Class 1A1, FRN, 3.45%, 12/25/24 (f) (i)	754
321	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.00%, 05/25/28	319
	Long Beach Mortgage Loan Trust,
2,729	Series 2004-6, Class C2, FRN, 4.29%, 11/25/34 (f) (i)	1,637

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   117

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
5,000	Series 2006-6, Class M2, FRN, 3.44%, 07/25/36 (f) (i)	600
	Morgan Stanley ABS Capital I,
5,219	Series 2003-NC6, Class M1, FRN, 4.34%, 06/25/33 (i)	4,811
7,500	Series 2005-WMC4, Class M5, FRN, 3.79%, 04/25/35 (i)	5,621
563	New Century Home Equity Loan Trust, Series 2003-5, Class AII, FRN, 3.53%, 11/25/33	499
3,293	Option One Mortgage Loan Trust, Series 2002-4, Class M1, FRN, 4.03%, 07/25/32	3,078
991	Residential Asset Mortgage Products, Inc., Series 2003-RS2, Class AII, FRN, 3.81%, 03/25/33 (i)	833
	Residential Asset Securities Corp.,
1,307	Series 2003-KS4, Class MI2, SUB, 5.01%, 06/25/33 (i)	1,081
2,803	Series 2005-EMX4, Class A2, FRN, 3.40%, 11/25/35	2,623
	Residential Funding Mortgage Securities II, Inc.,
2,633	Series 2001-HI2, Class AI7, SUB, 6.94%, 04/25/26	2,460
2,189	Series 2001-HI4, Class A7, SUB, 6.74%, 10/25/26 (f)	1,861
724	Series 2003-HS1, Class AII, FRN, 3.43%, 12/25/32 (i)	474
234	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, FRN, 3.84%, 04/25/33	223
349	Structured Asset Securities Corp., Series 2002-HF1, Class A, FRN, 3.43%, 01/25/33	325
782	Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A, FRN, 3.50%, 09/27/32 (f)	679
	Total Asset Backed Securities (Cost $190,236)	134,761
	Collateralized Mortgage Obligations — 54.2%
	Agency CMO — 24.9%
	Federal Home Loan Mortgage Corp. REMICS,
82	Series 1071, Class F, FRN, 4.07%, 04/15/21	83
90	Series 1343, Class LA, 8.00%, 08/15/22	99
82	Series 1370, Class JA, FRN, 4.27%, 09/15/22	84
75	Series 1379, Class W, FRN, 3.15%, 10/15/22	76
13	Series 1508, Class KA, FRN, 4.67%, 05/15/23	13
26	Series 1575, Class F, FRN, 4.13%, 08/15/08	27
118	Series 1604, Class MB, IF, 7.22%, 11/15/08	119
100	Series 1607, Class SA, IF, 10.30%, 10/15/13	113
316	Series 1625, Class SC, IF, 7.41%, 12/15/08	320
3,557	Series 1650, Class K, 6.50%, 01/15/24	3,822
1,239	Series 1689, Class M, PO, 03/15/24	1,149
525	Series 1771, Class PK, 8.00%, 02/15/25	573
972	Series 1974, Class ZA, 7.00%, 07/15/27	1,045
170	Series 1981, Class Z, 6.00%, 05/15/27	177
21	Series 2006, Class I, IO, 8.00%, 10/15/12	2
700	Series 2033, Class PR, PO, 03/15/24	605
763	Series 2057, Class PE, 6.75%, 05/15/28	805
6,736	Series 2162, Class TH, 6.00%, 06/15/29	7,019
125	Series 2261, Class ZY, 7.50%, 10/15/30	128
77	Series 2289, Class NA, VAR, 11.97%, 05/15/20	88
398	Series 2338, Class FN, FRN, 3.62%, 08/15/28	399
627	Series 2345, Class PQ, 6.50%, 08/15/16	665
45	Series 2366, Class VG, 6.00%, 06/15/11	45
684	Series 2416, Class SA, IF, 9.58%, 02/15/32	759
436	Series 2416, Class SH, IF, 9.77%, 02/17/32	488
204	Series 2477, Class FZ, FRN, 3.67%, 06/15/31	204
740	Series 2517, Class FE, FRN, 3.62%, 10/15/09	741
19,167	Series 2594, Class OF, FRN, 3.57%, 06/15/32 (m)	19,156
13,800	Series 2628, Class IP, IO, 4.50%, 10/15/16	699
10,957	Series 2649, Class FK, FRN, 3.67%, 07/15/33	10,549
4,774	Series 2661, Class FG, FRN, 3.57%, 03/15/17	4,776
4,179	Series 2666, Class OI, IO, 5.50%, 12/15/18	173
15,957	Series 2750, Class FG, FRN, 3.52%, 02/15/34	15,803
2,370	Series 2773, Class TB, 4.00%, 04/15/19	2,248
3,927	Series 2927, Class GA, 5.50%, 10/15/34	4,082
5,000	Series 2929, Class PC, 5.00%, 01/15/28	5,156
6,000	Series 2941, Class BY, 5.00%, 12/15/34	5,985
3,920	Series 3085, Class VS, IF, 16.23%, 12/15/35	4,755
5,000	Series 3114, Class KB, 5.00%, 09/15/27	5,153
9,222	Series 3300, Class FA, FRN, 3.42%, 08/15/35	9,079
9,466	Series 3319, Class FP, FRN, 3.52%, 10/15/36	9,394
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
3,652	Series T-51, Class 1A, VAR, 6.50%, 09/25/43	3,903
209	Series T-51, Class 1A-PO, PO, 09/25/42	179
1,515	Series T-54, Class 2A, 6.50%, 02/25/43	1,565
3,100	Series T-54, Class 4A, FRN, 6.19%, 02/25/43	3,178
2,686	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 1, Class S, IF, IO, 5.77%, 10/25/22	327
	Federal National Mortgage Association Grantor Trust,
2,610	Series 2004-T1, Class 1A2, 6.50%, 01/25/44	2,794
1,737	Series FN2001-T8, Class A1, 7.50%, 07/25/41	1,877

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
4,019	Series FN2002-T6, Class A4, FRN, 6.22%, 03/25/41	4,112
	Federal National Mortgage Association Interest STRIPS,
7,449	Series 343, Class 23, IO, 4.00%, 10/01/18	1,033
11,559	Series 343, Class 27, IO, 4.50%, 01/01/19	1,583
	Federal National Mortgage Association REMICS,
103	Series 1988-15, Class B, FRN, 3.71%, 06/25/18	104
8	Series 1989-77, Class J, 8.75%, 11/25/19	9
3	Series 1989-89, Class H, 9.00%, 11/25/19	3
256	Series 1990-64, Class Z, 10.00%, 06/25/20	286
618	Series 1990-145, Class A, FRN, 5.74%, 12/25/20 (m)	625
288	Series 1991-142, Class PL, 8.00%, 10/25/21	315
406	Series 1991-156, Class F, FRN, 4.46%, 11/25/21	409
1	Series 1992-91, Class SQ, IF, HB, 6,354.48%, 05/25/22	121
888	Series 1992-112, Class GB, 7.00%, 07/25/22	961
13	Series 1992-154, Class SA, IF, IO, 5.40%, 08/25/22	2
341	Series 1992-200, Class FK, FRN, 5.37%, 11/25/22	347
375	Series 1993-27, Class S, IF, 5.02%, 02/25/23	373
5	Series 1993-93, Class FC, FRN, 4.92%, 05/25/08	5
741	Series 1993-110, Class H, 6.50%, 05/25/23	786
93	Series 1993-119, Class H, 6.50%, 07/25/23	98
733	Series 1993-146, Class E, PO, 05/25/23	623
338	Series 1993-165, Class FH, FRN, 4.31%, 09/25/23	346
1,658	Series 1993-179, Class FM, FRN, 5.32%, 10/25/23	1,684
64	Series 1993-186, Class F, FRN, 4.87%, 09/25/08	64
20	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	20
347	Series 1994-30, Class JA, 5.00%, 07/25/23	347
990	Series 1994-62, Class PH, 6.90%, 11/25/23	1,005
4	Series 1994-89, Class FA, FRN, 3.61%, 03/25/09	4
1,036	Series 1997-46, Class PT, 7.00%, 07/18/12	1,073
179	Series 1997-74, Class E, 7.50%, 10/20/27	190
3,578	Series 2001-9, Class F, FRN, 3.37%, 02/17/31	3,577
1,342	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	299
1,115	Series 2002-18, Class PC, 5.50%, 04/25/17	1,161
3,103	Series 2002-27, Class FW, FRN, 3.63%, 05/25/09	3,110
6,353	Series 2002-77, Class FY, FRN, 3.54%, 12/25/17	6,385
583	Series 2002-79, Class PO, PO, 04/25/09	545
3,662	Series 2002-92, Class FB, FRN, 3.79%, 04/25/30	3,683
10,359	Series 2003-17, Class FN, FRN, 3.44%, 03/25/18	10,376
470	Series 2003-21, Class FK, FRN, 3.54%, 03/25/33	468
1,071	Series 2003-27, Class DJ, 4.00%, 04/25/17	1,074
14,933	Series 2003-34, Class BS, IF, IO, 4.52%, 05/25/22	1,307
3,749	Series 2003-60, Class SA, IF, IO, 4.52%, 07/25/21	278
7,107	Series 2003-60, Class SB, IF, IO, 4.52%, 07/25/21	527
2,244	Series 2003-72, Class JF, FRN, 3.54%, 08/25/33	2,248
9,939	Series 2003-87, Class HF, FRN, 3.54%, 03/25/16 (m)	9,952
5,475	Series 2004-17, Class BF, FRN, 3.49%, 01/25/34	5,415
2,642	Series 2004-32, Class AB, 4.00%, 10/25/17	2,645
6,934	Series 2004-33, Class FW, FRN, 3.54%, 08/25/25	6,931
7,791	Series 2004-54, Class FL, FRN, 3.54%, 07/25/34	7,793
3,000	Series 2005-29, Class AE, 4.50%, 03/25/35	2,808
43,857	Series 2006-51, Class FP, FRN, 3.49%, 03/25/36 (m)	43,622
270	Series G92-44, Class ZQ, 8.00%, 07/25/22	297
3,864	Series G94-9, Class PJ, 6.50%, 08/17/24	4,161
	Federal National Mortgage Association Whole Loan,
919	Series 2003-W1, Class 2A, 7.50%, 12/25/42	990
5,533	Series 2003-W4, Class 5A, FRN, 6.51%, 10/25/42	5,763
5,278	Series 2003-W15, Class 3A, FRN, 6.16%, 12/25/42	5,487
1,748	Series 2004-W2, Class 1A3F, FRN, 3.49%, 02/25/44	1,737
2,890	Series 2004-W2, Class 4A, FRN, 6.37%, 02/25/44	2,939
4,454	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	4,648
	Government National Mortgage Association,
2,256	Series 1999-27, Class ZA, 7.50%, 04/17/29	2,464
65	Series 2000-35, Class F, FRN, 3.67%, 12/16/25	65
1,570	Series 2002-31, Class FC, FRN, 3.37%, 09/26/21	1,570
8,074	Series 2003-21, Class PI, IO, 5.50%, 06/20/32	976
54,847	Series 2003-59, Class XA, IO, VAR, 1.69%, 06/16/34	4,637
		296,945

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   119

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — 29.3%
7,789	Banc of America Funding Corp., Series 2005-E, Class 5A1, VAR, 4.97%, 05/20/35	7,789
	Banc of America Mortgage Securities, Inc.,
205	Series 2003-5, Class 2A8, FRN, 3.58%, 07/25/18	203
7,428	Series 2005-A, Class 3A1, FRN, 5.06%, 02/25/35	7,397
5,000	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A5, VAR, 3.55%, 06/25/34 (y)	4,986
1,996	Bear Stearns Asset Backed Securities, Inc., Series 2004-AC6, Class M1, FRN, 3.80%, 11/25/34 (y)	1,550
4,000	Bear Stearns Mortgage Funding Trust, Series 2006-SL3, Class M1, FRN, 3.48%, 10/25/36 (i) (y)	87
	BHN II Mortgage Trust,
24	Series 1997-2, Class A2, 7.54%, 05/31/17 (d) (i)	—	(h)
224	4.59%, 03/25/11 (d) (i)	2
5,095	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.25%, 10/25/33	5,115
2,756	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, FRN, 3.54%, 08/25/18	2,730
318	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 6.50%, 11/25/18	317
86	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	85
4,388	Countrywide Alternative Loan Trust, Series 2004-33, Class 3A3, VAR, 4.72%, 12/25/34	4,484
	Countrywide Home Loan Mortgage Pass-Through Trust,
3,558	Series 2003-21, Class A1, FRN, 4.10%, 05/25/33	3,567
10,000	Series 2003-49, Class A4, FRN, 4.28%, 12/19/33	9,758
953	Series 2004-HYB8, Class 1A1, FRN, 3.46%, 01/20/35	952
1,512	Series 2005-1, Class 1A2, FRN, 3.49%, 03/25/35	1,402
5,381	Series 2005-1, Class 2A1, FRN, 3.43%, 03/25/35	4,966
	Credit Suisse First Boston Mortgage Securities Corp.,
110	Series 2002-AR2, Class 1B2, VAR, 5.83%, 02/25/32 (i)	85
7,991	Series 2003-AR24, Class 2A4, VAR, 4.04%, 10/25/33	8,027
1,773	Series 2004-5, Class 1A8, 6.00%, 09/25/34	1,793
2,803	Series 2005-4, Class 3A16, 5.50%, 06/25/35	2,859
	First Horizon Alternative Mortgage Securities,
1,525	Series 2005-AA7, Class 1A2, FRN, 5.34%, 09/25/35	888
4,518	Series 2005-FA10, Class 2A1, 5.25%, 12/25/20	4,552
4,175	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	4,216
	First Republic Mortgage Loan Trust,
348	Series 2000-FRB1, Class B1, FRN, 3.63%, 06/25/30	338
1,492	Series 2000-FRB2, Class A1, FRN, 3.37%, 11/15/30	1,393
8,975	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.50%, 04/01/34	8,417
	GSR Mortgage Loan Trust,
2,320	Series 2003-3F, Class 3A2, FRN, 3.54%, 04/25/33	2,257
10,548	Series 2004-10F, Class 7A1, 5.50%, 09/25/34	10,608
	Impac CMB Trust,
5,766	Series 2004-3, Class 3A, FRN, 3.45%, 03/25/34	5,619
1,437	Series 2004-6, Class 1A2, FRN, 3.92%, 10/25/34	1,329
5,435	Series 2005-5, Class A1, FRN, 3.45%, 08/25/35	5,082
8,418	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 5.74%, 03/25/37	8,466
8,898	Indymac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1, FRN, 3.44%, 06/25/37	7,171
1,839	JPMorgan Mortgage Trust, Series 2003-A1, Class 1A1, FRN, 4.34%, 10/25/33	1,836
	MASTR Adjustable Rate Mortgages Trust,
13,971	Series 2003-5, Class 5A1, VAR, 4.18%, 10/25/33	13,812
37	Series 2004-2, Class 3A1, FRN, 3.53%, 03/25/34	36
1,011	Series 2004-7, Class 6A1, FRN, 3.58%, 08/25/34	988
4,742	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	4,742
4,500	Series 2004-13, Class 3A7B, FRN, 3.24%, 11/21/34	4,513
	MASTR Asset Securitization Trust,
9,884	Series 2003-12, Class 2A1, 4.50%, 12/25/13	10,107
3,223	Series 2004-6, Class 4A1, 5.00%, 07/25/19	3,234
2,106	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, FRN, 3.54%, 02/25/33	2,065

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Mellon Residential Funding Corp.,
2,888	Series 2001-TBC1, Class B1, FRN, 4.00%, 11/15/31	2,644
592	Series 2002-TBC1, Class B1, FRN, 4.12%, 09/15/30	564
296	Series 2002-TBC1, Class B2, FRN, 4.52%, 09/15/30	275
1,636	Series 2002-TBC2, Class B1, FRN, 3.97%, 08/15/32	1,551
592	Merrill Lynch Trust, Series 47, Class Z, 8.99%, 10/20/20	654
	MLCC Mortgage Investors, Inc.,
3,396	Series 2004-1, Class 2A3, VAR, 4.72%, 12/25/34	3,364
3,915	Series 2004-D, Class A1, FRN, 3.47%, 08/25/29	3,910
	Morgan Stanley Dean Witter Capital I,
2,142	Series 2003-HYB1, Class A4, FRN, 5.36%, 03/25/33	2,206
1,584	Series 2003-HYB1, Class B1, FRN, 5.36%, 03/25/33	1,582
	Morgan Stanley Mortgage Loan Trust,
2,211	Series 2004-5AR, Class 3A3, VAR, 4.37%, 07/25/34	2,096
6,500	Series 2004-5AR, Class 3A5, VAR, 4.37%, 07/25/34	6,139
4,336	Series 2004-11AR, Class 1A2A, FRN, 3.45%, 01/25/35	3,885
	Nomura Asset Acceptance Corp.,
1,303	Series 2003-A3, Class A1, SUB, 5.00%, 08/25/33	1,308
367	Series 2004-AR1, Class 5A1, FRN, 3.52%, 08/25/34	367
6,385	Series 2004-R1, Class A1, 6.50%, 03/25/34 (e)	6,487
4,459	Series 2004-R3, Class AF, FRN, 3.58%, 02/25/35 (e)	4,374
539	Series 2005-AR1, Class 2A1, FRN, 3.41%, 02/25/35	495
3,563	Prime Mortgage Trust, Series 2005-3, Class A1, 4.75%, 08/25/20	3,565
	Residential Accredit Loans, Inc.,
4,589	Series 2004-QS3, Class CB, 5.00%, 03/25/19	4,608
2,595	Series 2004-QS6, Class A1, 5.00%, 05/25/19	2,612
	Residential Funding Mortgage Securities I,
2,685	Series 2002-S17, Class A1, 5.00%, 11/25/17	2,716
4,500	Series 2005-SA2, Class 2A2, VAR, 4.94%, 06/25/35	4,515
7,780	Series 2006-SA4, Class 2A1, VAR, 6.12%, 11/25/36	7,844
16	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.00%, 09/25/30	16
49	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.25%, 12/25/23	49
	Sequoia Mortgage Trust,
390	Series 11, Class A, FRN, 3.56%, 12/20/32	385
885	Series 2003-3, Class A2, FRN, 5.18%, 07/20/33	876
	Structured Asset Mortgage Investments, Inc.,
3,000	Series 2002-AR2, Class A3, FRN, 3.62%, 07/19/32	2,997
587	Series 2004-AR1, Class 1A1, FRN, 3.47%, 03/19/34	586
	Structured Asset Securities Corp.,
4,333	Series 2003-8, Class 2A9, FRN, 3.63%, 04/25/33	4,056
4,360	Series 2003-40A, Class 4A, VAR, 5.38%, 01/25/34	4,363
	WaMu Mortgage Pass Through Certificates,
3,940	Series 2003-S12, Class 2A, 4.75%, 11/25/18	3,885
11,163	Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	11,052
4,761	Series 2004-AR11, Class A, VAR, 4.56%, 10/25/34	4,792
8,811	Series 2004-AR14, Class A1, VAR, 4.26%, 01/25/35	8,697
7,357	Series 2006-AR12, Class 1A4, VAR, 6.07%, 10/25/36	7,410
	Washington Mutual MSC Pass-Through Certificates,
2,192	Series 2002-MS2, Class 2A1, 6.00%, 04/25/17	2,187
	Wells Fargo Mortgage Backed Securities Trust,
16,753	Series 2003-19, Class A2, 5.00%, 01/25/19	17,190
3,924	Series 2003-F, Class A1, FRN, 4.88%, 06/25/33	3,905
7,644	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	7,537
4,836	Series 2004-2, Class A1, 5.00%, 01/25/19	4,853
6,785	Series 2004-7, Class 2A2, 5.00%, 07/25/19	6,724
2,187	Series 2004-8, Class A1, 5.00%, 08/25/19	2,215
1,041	Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	1,043
5,981	Series 2004-EE, Class 3A1, FRN, 4.00%, 12/25/34	6,047
2,957	Series 2004-H, Class A2, FRN, 4.53%, 06/25/34	3,043
9,184	Series 2004-S, Class A4, FRN, 3.54%, 09/25/34	9,182
		350,674
	Total Collateralized Mortgage Obligations (Cost $655,895)	647,619

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   121

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Mortgage-Backed Securities — 2.1%
		Bayview Commercial Asset Trust,
6,883		Series 2004-1, Class A, FRN, 3.49%, 04/25/34 (e)	6,704
1,810		Series 2004-3, Class A2, FRN, 3.56%, 01/25/35 (e)	1,747
6,507		Series 2005-2A, Class A2, FRN, 3.49%, 08/25/35 (e)	5,595
1,301		Series 2005-2A, Class M1, FRN, 3.57%, 08/25/35 (e)	1,049
2,863		Series 2007-2A, Class A2, FRN, 3.45%, 07/25/37 (e) (f)	2,434
1,432		Series 2007-2A, Class M4, FRN, 3.79%, 07/25/37 (e) (f)	1,131
3,604		Series 2007-3, Class A2, FRN, 3.43%, 07/25/37 (e)	3,110
2,146		Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class E, FRN, 3.56%, 09/15/19 (e) (y)	2,014
1,024		FFCA Secured Lending Corp., Series 1999-1A, Class B2, FRN, 4.12%, 09/18/25 (e)	1,000
38		Nationslink Funding Corp., Series 1999-SL, Class A1V, FRN, 3.52%, 11/10/30	38
		Total Commercial Mortgage-Backed Securities (Cost $27,610)	24,822
		Corporate Bonds — 0.9%
		Capital Markets — 0.5%
6,355		Lehman Brothers Holdings, Inc., FRN, 6.11%, 02/17/15	5,645
		Commercial Banks — 0.3%
4,000		Popular North America, Inc., 4.25%, 04/01/08	4,002
		Consumer Finance — 0.0% (g)
350		SLM Corp., FRN, 6.43%, 01/31/14	261
		Electric Utilities — 0.1%
400		Exelon Generation Co. LLC, 6.95%, 06/15/11	424
		Total Corporate Bonds (Cost $11,089)	10,332
		Mortgage Pass-Through Securities — 17.7%
		Federal Home Loan Mortgage Corp. Gold Pools,
		15 Year, Single Family
3,645		5.50%, 09/01/12 – 10/01/12	3,762
920		6.00%, 08/01/14 – 04/01/17 (m)	952
3,546		6.50%, 09/01/10 – 10/01/16 (m)	3,681
137		7.00%, 04/01/09 – 08/01/11 (m)	139
42		7.50%, 08/01/09 – 09/01/10	42
230		8.00%, 12/01/09 – 09/01/16	240
		20 Year, Single Family
124		8.00%, 06/01/17	135
		30 Year, Single Family
4,581		5.50%, 02/01/37	4,610
549		6.50%, 04/01/32	575
1,802		7.00%, 09/01/29	1,946
19		7.50%, 05/01/28	21
125		8.50%, 07/01/28	138
51		9.00%, 02/01/25	57
		Other
308		6.00%, 11/01/08 (m)	312
		Federal Home Loan Mortgage Corp.,
39		ARM, 5.42%, 02/01/19	40
8,379		ARM, 5.46%, 06/01/30	8,479
1,331		ARM, 5.48%, 02/01/35	1,346
7		ARM, 5.52%, 01/01/20	7
28		ARM, 5.63%, 07/01/30	28
74		ARM, 5.68%, 03/01/18	75
150		ARM, 5.73%, 08/01/18	151
174		ARM, 6.07%, 01/01/21	175
24		ARM, 6.10%, 12/01/21	24
58		ARM, 6.12%, 06/01/18	58
—	(h)	ARM, 6.16%, 02/01/19	—	(h)
114		ARM, 6.28%, 11/01/18	117
567		ARM, 6.56%, 08/01/27	578
246		ARM, 6.62%, 12/01/26	252
361		ARM, 6.64%, 07/01/19	367
283		ARM, 6.73%, 01/01/27	288
335		ARM, 6.81%, 02/01/23	338
509		ARM, 6.85%, 12/01/26	522
3,054		ARM, 6.86%, 04/01/32	3,127
259		ARM, 6.88%, 06/01/22 – 04/01/30 (m)	264
121		ARM, 6.93%, 08/01/19	125
348		ARM, 6.94%, 01/01/30	359
634		ARM, 6.96%, 12/01/27 (m)	650
433		ARM, 7.01%, 05/01/18 – 07/01/28	441
152		ARM, 7.04%, 04/01/24	154
1,271		ARM, 7.05%, 07/01/30 (m)	1,287
2,034		ARM, 7.09%, 01/01/23	2,068
59		ARM, 7.15%, 11/01/28 – 12/01/29	60
96		ARM, 7.19%, 10/01/29	97
48		ARM, 7.28%, 11/01/27	49
1,156		ARM, 7.30%, 01/01/23 (m)	1,177
43		ARM, 7.37%, 06/01/25	44

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association,
6,309	ARM, 4.03%, 06/01/34	6,311
8,922	ARM, 4.27%, 04/01/33	8,949
1,014	ARM, 4.92%, 02/01/34	1,056
255	ARM, 5.03%, 09/01/27	257
181	ARM, 5.13%, 09/01/14	184
1,570	ARM, 5.42%, 07/01/17 – 11/01/40	1,578
972	ARM, 5.45%, 01/01/38	979
158	ARM, 5.48%, 11/01/18	156
228	ARM, 5.50%, 09/01/17 – 08/01/30	227
8,586	ARM, 5.53%, 05/01/36	8,548
67	ARM, 5.55%, 06/01/20	67
105	ARM, 5.57%, 11/01/16 – 06/01/29	106
42	ARM, 5.60%, 04/01/19	42
384	ARM, 5.63%, 06/01/15 – 01/01/29	390
2,632	ARM, 5.67%, 08/01/15 (m)	2,648
79	ARM, 5.69%, 10/01/16	79
76	ARM, 5.73%, 05/01/20	78
541	ARM, 5.75%, 03/01/15	536
2,255	ARM, 5.81%, 05/01/35	2,282
15	ARM, 5.83%, 07/01/27	15
11	ARM, 5.87%, 01/01/16	11
31	ARM, 6.00%, 12/01/18	32
773	ARM, 6.06%, 09/01/19	777
429	ARM, 6.11%, 05/01/31	453
154	ARM, 6.13%, 05/01/18	160
163	ARM, 6.16%, 10/01/14	164
27	ARM, 6.17%, 07/01/25	27
285	ARM, 6.18%, 08/01/19	288
259	ARM, 6.19%, 07/01/27	264
253	ARM, 6.20%, 06/01/18 – 01/01/20	268
38	ARM, 6.22%, 11/01/29	40
24	ARM, 6.25%, 03/01/17	25
454	ARM, 6.26%, 07/01/20 (m)	457
880	ARM, 6.34%, 11/01/18	889
150	ARM, 6.41%, 08/01/19	152
174	ARM, 6.42%, 04/01/21	177
207	ARM, 6.47%, 11/01/30	219
198	ARM, 6.48%, 12/01/20	200
344	ARM, 6.76%, 12/01/28	354
29	ARM, 6.79%, 05/01/29	30
2,759	ARM, 6.82%, 05/01/33	2,838
31	ARM, 6.83%, 04/01/24	31
283	ARM, 6.85%, 01/01/31 (m)	287
1,845	ARM, 6.93%, 01/01/25	1,884
1,130	ARM, 6.96%, 09/01/33	1,157
17	ARM, 7.04%, 07/01/30	18
109	ARM, 7.07%, 05/01/09 – 03/01/38	111
34	ARM, 7.08%, 11/01/21	35
41	ARM, 7.10%, 12/01/26	43
62	ARM, 7.11%, 11/01/28	64
269	ARM, 7.19%, 03/01/29	273
113	ARM, 7.20%, 07/01/30	117
161	ARM, 7.21%, 06/01/26	165
838	ARM, 7.23%, 08/01/26	865
7	ARM, 7.30%, 06/01/09	7
114	ARM, 7.46%, 11/01/23	117
59	ARM, 7.78%, 05/01/30	62
	15 Year, Single Family
5,598	4.50%, 03/01/19	5,634
5,693	5.50%, 11/01/16 – 10/01/18	5,847
3,737	6.00%, 08/01/14 – 09/01/17	3,871
792	7.00%, 12/01/10 – 03/01/16 (m)	829
703	8.00%, 09/01/12 – 10/01/16	741
49	8.50%, 11/01/14	51
	20 Year, Single Family
4,665	6.00%, 03/01/22 (m)	4,819
453	6.50%, 08/01/16	470
2,991	7.00%, 05/01/14 – 03/01/22 (m)	3,188
	30 Year, FHA/VA
75	7.00%, 03/01/27	81
94	7.50%, 08/01/10 – 10/01/10	96
75	8.00%, 11/01/27	82
106	8.50%, 10/01/24	116
83	9.00%, 08/01/21 – 08/01/25	91
	30 Year, Single Family
29,421	5.50%, 05/01/33 – 11/01/34	29,705
7,361	6.00%, 08/01/34 – 07/01/36 (m)	7,533
276	6.50%, 11/01/31 (m)	288
8,780	7.00%, 03/01/35	9,578
129	7.25%, 09/01/22	139
358	7.50%, 08/01/10 – 10/01/30	383
117	8.50%, 08/01/17	124
	Other
14,256	4.50%, 01/01/13 – 11/01/14	14,552
2,412	5.50%, 01/01/12 – 11/01/12	2,492
78	6.00%, 07/01/09	79
142	6.50%, 09/01/08 – 04/01/16	147
87	12.00%, 11/01/30	102

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   123

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Government National Mortgage Association,
	30 Year, Single Family
137	7.00%, 06/15/24	147
63	8.00%, 10/15/27	69
76	9.00%, 11/15/24	83
616	9.50%, 07/15/25	687
	Government National Mortgage Association II,
6,579	ARM, 5.13%, 10/20/17 – 12/20/29	6,591
6,260	ARM, 5.63%, 07/20/17 – 09/20/27 (m)	6,320
17	ARM, 5.75%, 01/20/32	17
23	ARM, 6.00%, 03/20/33	23
175	ARM, 6.13%, 08/20/18 – 07/20/33	177
834	ARM, 6.25%, 02/20/28 – 03/20/28	847
15,357	ARM, 6.38%, 01/20/16 – 05/20/29	15,659
2,766	ARM, 6.50%, 01/20/16 – 04/20/32	2,832
	30 Year, Single Family
178	7.25%, 08/20/22 – 11/20/22	191
210	7.40%, 10/20/21 – 03/20/22	224
41	7.50%, 10/20/23	44
91	7.85%, 01/20/21 – 12/20/21	98
173	8.00%, 07/20/25 – 08/20/26	189
	Other
41	5.62%, 09/20/27	41
	Total Mortgage Pass-Through Securities (Cost $210,312)	212,183
	Total Long-Term Investments (Cost $1,095,142)	1,029,717

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 13.4%
	Investment Company — 13.4%
159,869	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $159,869)	159,869
	Total Investments — 99.6% (Cost $1,255,011)	1,189,586
	Other Assets in Excess of Liabilities — 0.4%	5,115
	NET ASSETS — 100.0%	$1,194,701

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/08	UNREALIZED DEPRECIATION
	Short Futures Outstanding
(300)	10 Year U.S. Treasury Note	March, 2008	$(35,606)	$(1,623)

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan Income Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

ABBREVIATIONS AND DEFINITIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on total investments (excluding investments from securities lending collateral) that are fair valued (amounts in thousands):

Fund	Market Value		Percentage
Core Plus Bond Fund	$1		—	%(g)
High Yield Bond Fund	6,087		0.3
Intermediate Bond Fund	—	(h)	—	(g)
Ulta Short Duration Fund	11,030		0.9

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares and dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of February 29, 2008.

(y)—	Subsequent to February 29, 2008, The Bear Sterns Companies Inc. and its affiliates became affiliated with JPMorgan Chase & Co. (see note 10)

(z)—	Restricted Security

ARM—	Adjustable Rate Mortgage

ARS—	Argentine Peso

BRL—	Brazilian Real

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

EGP—	Egyptian Pound

FHA—	Federal Housing Administration

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of February 29, 2008.

GO—	General Obligation

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 29, 2008. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

MXN—	Mexican Peso

PIK—	Payment-In-Kind

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   125

JPMorgan Income Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of February 29, 2008.

TRAINS—	Targeted Return Index

TRY—	New Turkish Lira

UYU—	Uruguayan Peso

VA—	Veterans Administration

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of February 29, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

126   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   127

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund		High Yield Bond Fund
ASSETS:
Investments in non-affiliates, at value	$4,449,368	$976,477	$882,917		$1,760,703
Investments in affiliates, at value	217,033	21,749	37,838		128,108
Repurchase agreements, at value	63,195	61,165	141,897		66,687
Total investment securities, at value	4,729,596	1,059,391	1,062,652		1,955,498
Cash	1,281	—	—		—
Foreign currency, at value	—	223	—		—
Receivables:
Investment securities sold	373	194	9		2,361
Fund shares sold	42,466	16,420	7,691		22,165
Interest and dividends	23,758	9,478	3,819		34,465
Variation margin on futures contracts	—	9	—		—
Unrealized appreciation on unfunded commitments	—	—	—		349
Prepaid expenses and other assets	2	1	—	(c)	1
Total Assets	4,797,476	1,085,716	1,074,171		2,014,839

LIABILITIES:
Payables:
Due to custodian	—	529	—		6,686
Dividends	7,465	3,784	2,675		9,255
Investment securities purchased	82,522	10,562	—		9,221
Collateral for securities lending program	290,674	61,165	141,897		210,787
Fund shares redeemed	6,970	450	1,761		1,522
Unrealized depreciation on unfunded commitments	—	135	—		758
Accrued liabilities:
Investment advisory fees	845	235	217		882
Administration fees	195	63	54		138
Shareholder servicing fees	483	171	20		85
Distribution fees	269	18	93		50
Custodian and accounting fees	97	34	28		30
Trustees’ and Chief Compliance Officer’s fees	32	2	6		2
Other	712	133	139		222
Total Liabilities	390,264	77,281	146,890		239,638
Net Assets	$4,407,212	$1,008,435	$927,281		$1,775,201

SEE NOTES TO FINANCIAL STATEMENTS.

128   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
NET ASSETS:
Paid in capital	$4,335,002	$988,305	$872,701	$1,915,263
Accumulated undistributed (distributions in excess of) net investment income	(14)	142	9	110
Accumulated net realized gains (losses)	(49,023)	(3,368)	(5,851)	(447)
Net unrealized appreciation (depreciation)	121,247	23,356	60,422	(139,725)
Total Net Assets	$4,407,212	$1,008,435	$927,281	$1,775,201
Net Assets:
Class A	$780,006	$52,808	$220,780	$79,217
Class B	78,048	6,665	43,513	26,052
Class C	133,975	5,737	46,407	29,517
Class R5 (a)	177,019	—	—	18,807
Select Class	2,456,097	925,240	616,581	1,544,252
Ultra	782,067	17,985	—	77,356
Total	$4,407,212	$1,008,435	$927,281	$1,775,201
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	70,664	6,727	20,924	10,444
Class B	7,077	845	4,127	3,429
Class C	12,078	727	4,408	3,887
Class R5 (a)	16,058	—	—	2,472
Select Class	222,654	117,901	58,470	203,162
Ultra	70,889	2,292	—	10,180
Net Asset Value:
Class A — Redemption price per share	$11.04	$7.85	$10.55	$7.59
Class B — Offering price per share (b)	11.03	7.89	10.54	7.60
Class C — Offering price per share (b)	11.09	7.89	10.53	7.59
Class R5 (a) — Offering and redemption price per share	11.02	—	—	7.61
Select Class — Offering and redemption price per share	11.03	7.85	10.55	7.60
Ultra — Offering and redemption price per share	11.03	7.85	—	7.60
Class A maximum sales charge	3.75%	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.47	$8.16	$10.96	$7.89

Cost of investments in non-affiliates	$4,391,316	$1,014,157	$964,392	$1,966,706
Cost of investments in affiliates	217,033	21,749	37,838	128,108
Cost of foreign currency	—	226	—	—
Market value of securities on loan	289,599	60,510	142,200	205,033

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   129

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund		Ultra Short Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$994,892	$968,852	$1,836,226	$541,928		$1,029,717
Investments in affiliates, at value	23,034	32,654	60,178	178,126		159,869
Repurchase agreements, at value	31,037	—	94,717	175,816		—
Total investment securities, at value	1,048,963	1,001,506	1,991,121	895,870		1,189,586
Cash	29	26	306	—		—
Deposits with broker for futures	—	—	—	—		1,000
Receivables:
Investment securities sold	6	119	67	20,175		357
Fund shares sold	4,835	751	42,608	2,898		5,387
Interest and dividends	6,797	4,171	11,794	5,237		4,072
Prepaid expenses and other assets	1	1	1	—	(b)	1
Total Assets	1,060,631	1,006,574	2,045,897	924,180		1,200,403

LIABILITIES:
Payables:
Due to custodian	—	—	—	—		1,345
Dividends	2,807	1,266	4,326	1,472		1,649
Investment securities purchased	2,358	7,417	8,797	41,639		—
Collateral for securities lending program	70,037	—	367,021	175,816		—
Fund shares redeemed	2,451	57	1,502	505		1,596
Variation margin on futures contracts	—	—	—	—		464
Accrued liabilities:
Investment advisory fees	215	119	246	162		144
Administration fees	36	63	104	53		48
Shareholder servicing fees	126	14	254	—		100
Distribution fees	76	3	30	19		124
Custodian and accounting fees	43	39	30	15		38
Trustees’ and Chief Compliance Officer’s fees	2	3	5	1		5
Other	158	86	146	112		189
Total Liabilities	78,309	9,067	382,461	219,794		5,702
Net Assets	$982,322	$997,507	$1,663,436	$704,386		$1,194,701

SEE NOTES TO FINANCIAL STATEMENTS.

130   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Duration Bond Fund
NET ASSETS:
Paid in capital	$988,169	$987,361	$1,642,738	$696,189	$1,297,973
Accumulated undistributed (distributions in excess of) net investment income	8	17	20	(38)	(2,139)
Accumulated net realized gains (losses)	(23,183)	(16,478)	(8,193)	(5,934)	(34,085)
Net unrealized appreciation (depreciation)	17,328	26,607	28,871	14,169	(67,048)
Total Net Assets	$982,322	$997,507	$1,663,436	$704,386	$1,194,701
Net Assets:
Class A	$114,132	$18,011	$56,496	$77,234	$104,590
Class B	50,873	—	11,328	6,691	18,797
Class C	39,468	—	19,135	—	145,000
Select Class	656,511	96,870	1,255,422	620,461	352,600
Ultra	121,338	882,626	321,055	—	573,714
Total	$982,322	$997,507	$1,663,436	$704,386	$1,194,701
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,681	1,642	5,232	7,693	11,231
Class B	4,836	—	1,041	667	2,034
Class C	3,750	—	1,760	—	15,715
Select Class	61,483	8,979	116,189	61,900	37,855
Ultra	11,362	81,798	29,712	—	61,585
Net Asset Value:
Class A — Redemption price per share	$10.69	$10.97	$10.80	$10.04	$9.31
Class B — Offering price per share (a)	10.52	—	10.88	10.03	9.24
Class C — Offering price per share (a)	10.52	—	10.87	—	9.23
Select Class — Offering and redemption price per share	10.68	10.79	10.80	10.02	9.31
Ultra — Offering and redemption price per share	10.68	10.79	10.81	—	9.32
Class A maximum sales charge	3.75%	3.75%	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/ (100% – maximum sales charge)]	$11.11	$11.40	$11.05	$10.27	$9.52

Cost of investments in non-affiliates	$1,008,601	$942,245	$1,902,072	$703,575	$1,095,142
Cost of investments in affiliates	23,034	32,654	60,178	178,126	159,869
Market value of securities on loan	69,857	—	362,214	173,457	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   131

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2008

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund		High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$183,563	$52,824	$56,120		$117,814
Dividend income	—	—	—		114
Dividend income from affiliates (a)	15,024	824	1,010		3,109
Income from securities lending (net)	1,251	114	514		1,322
Total investment income	199,838	53,762	57,644		122,359
EXPENSES:
Investment advisory fees	11,416	2,826	3,162		9,187
Administration fees	3,782	936	1,047		1,404
Distribution fees:
Class A	1,621	118	452		215
Class B	551	42	339		242
Class C	685	31	215		246
Shareholder servicing fees:
Class A	1,621	118	452		215
Class B	184	14	113		81
Class C	228	11	72		82
Class R5 (b)	49	—	—		9
Select Class	5,349	2,189	1,998		2,935
Custodian and accounting fees	216	80	70		83
Interest expense	— (c)	— (c)	—		7
Professional fees	145	83	82		114
Trustees’ and Chief Compliance Officer’s fees	43	11	12		16
Printing and mailing costs	486	76	73		109
Registration and filing fees	224	57	44		72
Transfer agent fees	1,966	300	545		431
Other	97	27	27		44
Total expenses	28,663	6,919	8,703		15,492
Less amounts waived	(5,186)	(429)	(2,434)		(2,395)
Less earnings credits	(9)	(8)	—	(c)	(39)
Less reimbursements for legal matters	(1)	— (c)	—	(c)	— (c)
Net expenses	23,467	6,482	6,269		13,058
Net investment income (loss)	176,371	47,280	51,375		109,301
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	714	5,959	1,553		(14)
Futures	—	67	—		—
Foreign currency transactions	—	350	—		—
Swaps	—	—	—		1
Payment by affiliate (see Note 3)	159	51	39		23
Net realized gain (loss)	873	6,427	1,592		10
Change in net unrealized appreciation (depreciation) of:
Investments	135,039	2,236	35,120		(169,481)
Futures	—	9	—		—
Foreign currency translations	—	(3)	—		—
Unfunded commitments	—	(135)	—		(436)
Change in net unrealized appreciation (depreciation)	135,039	2,107	35,120		(169,917)
Net realized/unrealized gains (losses)	135,912	8,534	36,712		(169,907)
Change in net assets resulting from operations	$312,283	$55,814	$88,087		$(60,606)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

132   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund		Treasury & Agency Fund	Ultra Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$54,134	$49,876	$42,951		$10,898	$72,271
Dividend income from affiliates (a)	446	2,823	1,696		2,059	5,159
Income from securities lending (net)	320	1	1,041		197	—
Total investment income	54,900	52,700	45,688		13,154	77,430

EXPENSES:
Investment advisory fees	3,058	3,459	2,336		864	3,593
Administration fees	1,013	982	929		287	1,429
Distribution fees:
Class A	302	41	151		170	287
Class B	411	—	110		63	197
Class C	279	—	137		—	1,548
Shareholder servicing fees:
Class A	302	41	151		170	287
Class B	137	—	37		21	66
Class C	93	—	46		—	516
Select Class	1,703	264	1,254		529	1,146
Custodian and accounting fees	69	60	47		35	87
Interest expense	20	— (b)	—	(b)	— (b)	6
Professional fees	85	74	90		70	92
Trustees’ and Chief Compliance Officer’s fees	11	11	14		2	19
Printing and mailing costs	70	81	53		13	101
Registration and filing fees	62	29	42		59	45
Transfer agent fees	384	23	188		76	404
Other	32	32	20		12	36
Total expenses	8,031	5,097	5,605		2,371	9,859
Less amounts waived	(1,265)	(2,400)	(913)		(883)	(2,606)
Less earnings credits	(4)	(2)	(3)		(5)	(10)
Less reimbursements for legal matters	— (b)	— (b)	—	(b)	— (b)	— (b)
Net expenses	6,762	2,695	4,689		1,483	7,243
Net investment income (loss)	48,138	50,005	40,999		11,671	70,187

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(3,532)	(538)	866		(3,587)	(4,472)
Futures	—	—	—		—	(3,214)
Payment by affiliate (See Note 3)	69	34	37		10	43
Net realized gain (loss)	(3,463)	(504)	903		(3,577)	(7,643)
Change in net unrealized appreciation (depreciation) of:
Investments	30,707	30,372	28,988		17,865	(56,497)
Futures	—	—	—		—	(1,283)
Change in net unrealized appreciation (depreciation)	30,707	30,372	28,988		17,865	(57,780)
Net realized/unrealized gains (losses)	27,244	29,868	29,891		14,288	(65,423)
Change in net assets resulting from operations	$75,382	$79,873	$70,890		$25,959	$4,764

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$176,371	$166,601	$47,280	$51,720
Net realized gain (loss)	873	(7,622)	6,427	6,557
Change in net unrealized appreciation (depreciation)	135,039	35,203	2,107	(4,804)
Change in net assets resulting from operations	312,283	194,182	55,814	53,473

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(29,450)	(20,196)	(2,271)	(2,364)
Class B
From net investment income	(2,801)	(2,838)	(242)	(311)
Class C
From net investment income	(3,597)	(2,145)	(182)	(131)
Class R5 (a)
From net investment income	(4,843)	(1,007)	—	—
Select Class
From net investment income	(99,136)	(106,704)	(44,259)	(48,124)
Ultra
From net investment income	(36,441)	(32,429)	(477)	(633)
Total distributions to shareholders	(176,268)	(165,319)	(47,431)	(51,563)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	674,113	(415,324)	58,324	(350,508)

NET ASSETS:
Change in net assets	810,128	(386,461)	66,707	(348,598)
Beginning of period	3,597,084	3,983,545	941,728	1,290,326
End of period	$4,407,212	$3,597,084	$1,008,435	$941,728
Accumulated undistributed (distributions in excess of) net investment income	$(14)	$(104)	$142	$(34)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Government Bond Fund		High Yield Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,375	$48,553	$109,301	$89,808
Net realized gain (loss)	1,592	2,898	10	22,385
Change in net unrealized appreciation (depreciation)	35,120	(2,009)	(169,917)	33,425
Change in net assets resulting from operations	88,087	49,442	(60,606)	145,618

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,624)	(6,891)	(6,369)	(4,998)
From net realized gains	—	—	(940)	(170)
Class B
From net investment income	(1,792)	(2,392)	(2,143)	(2,333)
From net realized gains	—	—	(322)	(75)
Class C
From net investment income	(1,200)	(841)	(2,217)	(1,749)
From net realized gains	—	—	(358)	(59)
Class R5 (a)
From net investment income	—	—	(1,443)	(282)
From net realized gains	—	—	(222)	(14)
Select Class
From net investment income	(39,505)	(38,701)	(91,977)	(75,956)
From net realized gains	—	—	(13,480)	(2,126)
Ultra
From net investment income	—	—	(5,431)	(4,608)
From net realized gains	—	—	(833)	(128)
Total distributions to shareholders	(51,121)	(48,825)	(125,735)	(92,498)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(233,084)	69,107	700,375	66,118

NET ASSETS:
Change in net assets	(196,118)	69,724	514,034	119,238
Beginning of period	1,123,399	1,053,675	1,261,167	1,141,929
End of period	$927,281	$1,123,399	$1,775,201	$1,261,167
Accumulated undistributed (distributions in excess of) net investment income	$9	$(245)	$110	$71

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,138	$56,049	$50,005	$60,267
Net realized gain (loss)	(3,463)	(3,162)	(504)	298
Change in net unrealized appreciation (depreciation)	30,707	8,211	30,372	15,916
Change in net assets resulting from operations	75,382	61,098	79,873	76,481

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,515)	(6,042)	(772)	(603)
Class B
From net investment income	(2,194)	(2,868)	—	—
Class C
From net investment income	(1,512)	(1,848)	—	—
Select Class
From net investment income	(32,495)	(39,598)	(5,155)	(4,977)
Ultra
From net investment income	(6,274)	(5,805)	(44,111)	(54,723)
Total distributions to shareholders	(47,990)	(56,161)	(50,038)	(60,303)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(129,104)	(240,347)	12,623	(356,341)

NET ASSETS:
Change in net assets	(101,712)	(235,410)	42,458	(340,163)
Beginning of period	1,084,034	1,319,444	955,049	1,295,212
End of period	$982,322	$1,084,034	$997,507	$955,049
Accumulated undistributed (distributions in excess of) net investment income	$8	$(144)	$17	$50

SEE NOTES TO FINANCIAL STATEMENTS.

136   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Short Duration Bond Fund		Treasury & Agency Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,999	$34,383	$11,671	$6,911
Net realized gain (loss)	903	(3,680)	(3,577)	(23)
Change in net unrealized appreciation (depreciation)	28,988	11,348	17,865	(534)
Change in net assets resulting from operations	70,890	42,051	25,959	6,354

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,317)	(3,335)	(2,820)	(3,404)
Class B
From net investment income	(498)	(614)	(306)	(567)
Class C
From net investment income	(631)	(851)	—	—
Select Class
From net investment income	(22,378)	(14,980)	(8,584)	(2,935)
Ultra
From net investment income	(15,115)	(14,648)	—	—
Total distributions to shareholders	(40,939)	(34,428)	(11,710)	(6,906)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	923,432	(320,842)	542,100	5,272

NET ASSETS:
Change in net assets	953,383	(313,219)	556,349	4,720
Beginning of period	710,053	1,023,272	148,037	143,317
End of period	$1,663,436	$710,053	$704,386	$148,037
Accumulated undistributed (distributions in excess of) net investment income	$20	$(40)	$(38)	$1

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$70,187	$74,370
Net realized gain (loss)	(7,643)	(1,785)
Change in net unrealized appreciation (depreciation)	(57,780)	5,641
Change in net assets resulting from operations	4,764	78,226

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,426)	(7,417)
Class B
From net investment income	(1,095)	(1,654)
Class C
From net investment income	(8,647)	(11,336)
Select Class
From net investment income	(22,266)	(28,914)
Ultra
From net investment income	(32,751)	(25,557)
Total distributions to shareholders	(70,185)	(74,878)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(350,314)	(143,201)

NET ASSETS:
Change in net assets	(415,735)	(139,853)
Beginning of period	1,610,436	1,750,289
End of period	$1,194,701	$1,610,436
Accumulated undistributed (distributions in excess of) net investment income	$(2,139)	$(2,279)

SEE NOTES TO FINANCIAL STATEMENTS.

138   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$365,038	$301,427	$14,661	$15,524
Dividends and distributions reinvested	25,312	16,677	1,538	1,514
Cost of shares redeemed	(195,601)	(157,353)	(9,253)	(22,651)
Change in net assets from Class A capital transactions	$194,749	$160,751	$6,946	$(5,613)
Class B
Proceeds from shares issued	$19,426	$13,726	$2,984	$4,059
Dividends and distributions reinvested	2,034	1,897	177	233
Cost of shares redeemed	(20,816)	(26,890)	(2,027)	(5,855)
Change in net assets from Class B capital transactions	$644	$(11,267)	$1,134	$(1,563)
Class C
Proceeds from shares issued	$83,374	$25,228	$4,078	$1,881
Dividends and distributions reinvested	2,645	1,340	150	98
Cost of shares redeemed	(21,571)	(19,103)	(2,045)	(1,609)
Change in net assets from Class C capital transactions	$64,448	$7,465	$2,183	$370
Class R5 (a)
Proceeds from shares issued	$141,601	$62,642	$—	$—
Dividends and distributions reinvested	4,843	1,006	—	—
Cost of shares redeemed	(30,175)	(8,659)	—	—
Change in net assets from Class R5 capital transactions	$116,269	$54,989	$—	$—
Select Class
Proceeds from shares issued	$914,886	$492,372	$232,632	$93,055
Dividends and distributions reinvested	40,740	34,184	2,030	4,456
Cost of shares redeemed	(703,293)	(1,155,813)	(192,424)	(440,496)
Change in net assets from Select Class capital transactions	$252,333	$(629,257)	$42,238	$(342,985)
Ultra
Proceeds from shares issued	$276,201	$149,750	$9,000	$—
Dividends and distributions reinvested	16,987	14,032	— (b)	—
Cost of shares redeemed	(247,518)	(161,787)	(3,177)	(717)
Change in net assets from Ultra capital transactions	$45,670	$1,995	$5,823	$(717)

Total change in net assets from capital transactions	$674,113	$(415,324)	$58,324	$(350,508)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Class A
Issued	34,051	28,601	1,892	2,031
Reinvested	2,363	1,584	199	198
Redeemed	(18,262)	(14,968)	(1,197)	(2,944)
Change in Class A Shares	18,152	15,217	894	(715)
Class B
Issued	1,809	1,306	383	531
Reinvested	190	180	23	30
Redeemed	(1,952)	(2,568)	(260)	(757)
Change in Class B Shares	47	(1,082)	146	(196)
Class C
Issued	7,722	2,381	523	244
Reinvested	245	126	19	13
Redeemed	(2,003)	(1,809)	(264)	(209)
Change in Class C Shares	5,964	698	278	48
Class R5 (a)
Issued	13,191	5,956	—	—
Reinvested	451	95	—	—
Redeemed	(2,818)	(817)	—	—
Change in Class R5 Shares	10,824	5,234	—	—
Select Class
Issued	85,067	46,910	29,985	12,160
Reinvested	3,806	3,255	261	583
Redeemed	(65,797)	(110,220)	(24,840)	(57,694)
Change in Select Class Shares	23,076	(60,055)	5,406	(44,951)
Ultra
Issued	25,843	14,282	1,147	—
Reinvested	1,588	1,336	— (b)	—
Redeemed	(23,240)	(15,488)	(410)	(94)
Change in Ultra Shares	4,191	130	737	(94)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

140   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Government Bond Fund		High Yield Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$120,141	$65,829	$32,170	$42,998
Dividends and distributions reinvested	4,244	3,881	4,416	3,204
Cost of shares redeemed	(69,080)	(58,683)	(30,327)	(28,163)
Redemption Fees	—	—	3	2
Change in net assets from Class A capital transactions	$55,305	$11,027	$6,262	$18,041
Class B
Proceeds from shares issued	$4,261	$2,933	$3,408	$7,394
Dividends and distributions reinvested	1,362	1,829	1,319	1,201
Cost of shares redeemed	(15,829)	(30,720)	(10,529)	(9,585)
Redemption Fees	—	—	1	1
Change in net assets from Class B capital transactions	$(10,206)	$(25,958)	$(5,801)	$(989)
Class C
Proceeds from shares issued	$29,713	$7,083	$12,119	$10,044
Dividends and distributions reinvested	816	628	1,535	1,063
Cost of shares redeemed	(7,683)	(9,273)	(9,976)	(7,997)
Redemption Fees	—	—	1	1
Change in net assets from Class C capital transactions	$22,846	$(1,562)	$3,679	$3,111
Class R5 (a)
Proceeds from shares issued	$—	$—	$14,469	$8,278
Dividends and distributions reinvested	—	—	1,665	297
Cost of shares redeemed	—	—	(3,518)	(130)
Redemption Fees	—	—	1	— (b)
Change in net assets from Class R5 capital transactions	$—	$—	$12,617	$8,445
Select Class
Proceeds from shares issued	$185,765	$350,067	$926,336	$249,732
Dividends and distributions reinvested	1,174	3,672	14,690	9,931
Cost of shares redeemed	(487,968)	(268,139)	(279,674)	(225,817)
Redemption Fees	—	—	41	25
Change in net assets from Select Class capital transactions	$(301,029)	$85,600	$661,393	$33,871
Ultra
Proceeds from shares issued	$—	$—	$23,779	$3,796
Dividends and distributions reinvested	—	—	60	167
Cost of shares redeemed	—	—	(1,617)	(325)
Redemption Fees	—	—	3	1
Change in net assets from Ultra capital transactions	$—	$—	$22,225	$3,639

Total change in net assets from capital transactions	$(233,084)	$69,107	$700,375	$66,118

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   141

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Class A
Issued	11,741	6,577	3,869	5,115
Reinvested	417	388	540	384
Redeemed	(6,755)	(5,862)	(3,707)	(3,369)
Change in Class A Shares	5,403	1,103	702	2,130
Class B
Issued	413	293	406	884
Reinvested	134	183	160	144
Redeemed	(1,564)	(3,076)	(1,279)	(1,149)
Change in Class B Shares	(1,017)	(2,600)	(713)	(121)
Class C
Issued	2,890	706	1,440	1,196
Reinvested	80	63	188	127
Redeemed	(758)	(929)	(1,218)	(961)
Change in Class C Shares	2,212	(160)	410	362
Class R5 (a)
Issued	—	—	1,708	993
Reinvested	—	—	204	35
Redeemed	—	—	(452)	(16)
Change in Class R5 Shares	—	—	1,460	1,012
Select Class
Issued	18,192	34,950	114,712	29,817
Reinvested	115	368	1,818	1,197
Redeemed	(47,693)	(26,890)	(33,847)	(27,085)
Change in Select Class Shares	(29,386)	8,428	82,683	3,929
Ultra
Issued	—	—	2,885	448
Reinvested	—	—	7	20
Redeemed	—	—	(199)	(40)
Change in Ultra Shares	—	—	2,693	428

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

142   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,176	$24,457	$6,283	$5,934
Dividends and distributions reinvested	4,043	4,302	641	485
Cost of shares redeemed	(50,201)	(50,815)	(3,525)	(6,309)
Change in net assets from Class A capital transactions	$(13,982)	$(22,056)	$3,399	$110
Class B
Proceeds from shares issued	$3,126	$1,329	$—	$—
Dividends and distributions reinvested	1,618	2,061	—	—
Cost of shares redeemed	(16,916)	(24,676)	—	—
Change in net assets from Class B capital transactions	$(12,172)	$(21,286)	$—	$—
Class C
Proceeds from shares issued	$10,616	$3,237	$—	$—
Dividends and distributions reinvested	971	1,146	—	—
Cost of shares redeemed	(12,204)	(20,292)	—	—
Change in net assets from Class C capital transactions	$(617)	$(15,909)	$—	$—
Select Class
Proceeds from shares issued	$257,909	$190,785	$39,008	$67,604
Dividends and distributions reinvested	3,484	4,689	3,021	2,506
Cost of shares redeemed	(354,101)	(382,642)	(59,440)	(62,830)
Change in net assets from Select Class capital transactions	$(92,708)	$(187,168)	$(17,411)	$7,280
Ultra
Proceeds from shares issued	$37,640	$23,400	$124,858	$210,175
Dividends and distributions reinvested	901	895	31,365	41,076
Cost of shares redeemed	(48,166)	(18,223)	(129,588)	(165,487)
Redemption in Kind (Note 9)	—	—	—	(449,495)
Change in net assets from Ultra capital transactions	$(9,625)	$6,072	$26,635	$(363,731)

Total change in net assets from capital transactions	$(129,104)	$(240,347)	$12,623	$(356,341)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   143

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Class A
Issued	3,092	2,382	591	564
Reinvested	389	419	60	46
Redeemed	(4,815)	(4,949)	(330)	(601)
Change in Class A Shares	(1,334)	(2,148)	321	9
Class B
Issued	305	131	—	—
Reinvested	158	204	—	—
Redeemed	(1,654)	(2,440)	—	—
Change in Class B Shares	(1,191)	(2,105)	—	—
Class C
Issued	1,028	320	—	—
Reinvested	95	113	—	—
Redeemed	(1,192)	(2,004)	—	—
Change in Class C Shares	(69)	(1,571)	—	—
Select Class
Issued	24,732	18,610	3,731	6,572
Reinvested	335	458	288	241
Redeemed	(34,012)	(37,338)	(5,697)	(6,129)
Change in Select Class Shares	(8,945)	(18,270)	(1,678)	684
Ultra
Issued	3,617	2,270	11,956	20,347
Reinvested	87	87	2,988	3,972
Redeemed	(4,624)	(1,781)	(12,299)	(15,945)
Redemption in Kind (Note 9)	—	—	—	(42,727)
Change in Ultra Shares	(920)	576	2,645	(34,353)

SEE NOTES TO FINANCIAL STATEMENTS.

144   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Short Duration Bond Fund		Treasury & Agency Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,181	$31,545	$32,667	$20,265
Dividends and distributions reinvested	1,924	2,807	2,092	2,648
Cost of shares redeemed	(66,352)	(34,088)	(29,219)	(30,865)
Change in net assets from Class A capital transactions	$(39,247)	$264	$5,540	$(7,952)
Class B
Proceeds from shares issued	$2,000	$3,740	$835	$299
Dividends and distributions reinvested	410	479	231	422
Cost of shares redeemed	(9,218)	(9,493)	(5,552)	(6,437)
Change in net assets from Class B capital transactions	$(6,808)	$(5,274)	$(4,486)	$(5,716)
Class C
Proceeds from shares issued	$4,505	$692	$—	$—
Dividends and distributions reinvested	537	710	—	—
Cost of shares redeemed	(7,155)	(19,117)	—	—
Change in net assets from Class C capital transactions	$(2,113)	$(17,715)	$—	$—
Select Class
Proceeds from shares issued	$1,154,278	$91,079	$585,541	$38,528
Dividends and distributions reinvested	1,322	1,451	1,483	530
Cost of shares redeemed	(195,877)	(315,825)	(45,978)	(20,118)
Change in net assets from Select Class capital transactions	$959,723	$(223,295)	$541,046	$18,940
Ultra
Proceeds from shares issued	$164,067	$73,680	$—	$—
Dividends and distributions reinvested	7,346	5,507	—	—
Cost of shares redeemed	(159,536)	(154,009)	—	—
Change in net assets from Ultra capital transactions	$11,877	$(74,822)	$—	$—

Total change in net assets from capital transactions	$923,432	$(320,842)	$542,100	$5,272

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   145

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Treasury & Agency Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Class A
Issued	2,377	3,010	3,329	2,083
Reinvested	182	268	214	273
Redeemed	(6,281)	(3,258)	(2,989)	(3,177)
Change in Class A Shares	(3,722)	20	554	(821)
Class B
Issued	188	354	85	31
Reinvested	38	46	24	44
Redeemed	(864)	(901)	(570)	(663)
Change in Class B Shares	(638)	(501)	(461)	(588)
Class C
Issued	420	66	—	—
Reinvested	50	67	—	—
Redeemed	(672)	(1,818)	—	—
Change in Class C Shares	(202)	(1,685)	—	—
Select Class
Issued	108,139	8,712	59,436	3,966
Reinvested	124	139	151	55
Redeemed	(18,422)	(30,179)	(4,663)	(2,074)
Change in Select Class Shares	89,841	(21,328)	54,924	1,947
Ultra
Issued	15,420	7,048	—	—
Reinvested	692	526	—	—
Redeemed	(14,876)	(14,665)	—	—
Change in Ultra Shares	1,236	(7,091)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

146   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Ultra Short Duration Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,988	$62,603
Dividends and distributions reinvested	4,050	4,905
Cost of shares redeemed	(62,505)	(165,714)
Change in net assets from Class A capital transactions	$(11,467)	$(98,206)
Class B
Proceeds from shares issued	$876	$2,169
Dividends and distributions reinvested	912	1,348
Cost of shares redeemed	(14,771)	(19,402)
Change in net assets from Class B capital transactions	$(12,983)	$(15,885)
Class C
Proceeds from shares issued	$49,816	$78,998
Dividends and distributions reinvested	7,669	10,009
Cost of shares redeemed	(145,521)	(185,919)
Change in net assets from Class C capital transactions	$(88,036)	$(96,912)
Select Class
Proceeds from shares issued	$141,903	$134,417
Dividends and distributions reinvested	6,395	12,535
Cost of shares redeemed	(341,116)	(251,471)
Change in net assets from Select Class capital transactions	$(192,818)	$(104,519)
Ultra
Proceeds from shares issued	$60,475	$278,308
Dividends and distributions reinvested	24,885	17,729
Cost of shares redeemed	(130,370)	(123,716)
Change in net assets from Ultra capital transactions	$(45,010)	$172,321

Total change in net assets from capital transactions	$(350,314)	$(143,201)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   147

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund
	Year Ended 2/29/2008	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Class A
Issued	4,892	6,420
Reinvested	423	504
Redeemed	(6,510)	(17,001)
Change in Class A Shares	(1,195)	(10,077)
Class B
Issued	92	225
Reinvested	95	140
Redeemed	(1,550)	(2,007)
Change in Class B Shares	(1,363)	(1,642)
Class C
Issued	5,187	8,176
Reinvested	806	1,038
Redeemed	(15,302)	(19,259)
Change in Class C Shares	(9,309)	(10,045)
Select Class
Issued	14,807	13,798
Reinvested	662	1,288
Redeemed	(35,507)	(25,824)
Change in Select Class Shares	(20,038)	(10,738)
Ultra
Issued	6,255	28,497
Reinvested	2,597	1,821
Redeemed	(13,598)	(12,695)
Change in Ultra Shares	(4,746)	17,623

SEE NOTES TO FINANCIAL STATEMENTS.

148   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 29, 2008	$10.67	$0.48	(f)	$0.37	$0.85	$(0.48)	$—	$(0.48)	$—
Year Ended February 28, 2007	10.57	0.46	(f)	0.10	0.56	(0.46)	—	(0.46)	—
July 1, 2005 through February 28, 2006 (e)	10.91	0.34		(0.35)	(0.01)	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	—	(0.52)	—
Year Ended June 30, 2004	11.18	0.48		(0.39)	0.09	(0.50)	—	(0.50)	—
Year Ended June 30, 2003	10.82	0.62		0.35	0.97	(0.60)	(0.01)	(0.61)	—

Core Plus Bond Fund
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)	—	(0.37)	—
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)	—	(0.36)	—
July 1, 2005 through February 28, 2006 (e)	7.95	0.24		(0.22)	0.02	(0.24)	—	(0.24)	—
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	—	(0.37)	—
Year Ended June 30, 2004	8.10	0.36		(0.28)	0.08	(0.36)	—	(0.36)	—
Year Ended June 30, 2003	7.81	0.45		0.30	0.75	(0.46)	—	(0.46)	—

Government Bond Fund
Year Ended February 29, 2008	10.15	0.48		0.40	0.88	(0.48)	—	(0.48)	—
Year Ended February 28, 2007	10.15	0.45		0.01	0.46	(0.46)	—	(0.46)	—
July 1, 2005 through February 28, 2006 (e)	10.48	0.30		(0.33)	(0.03)	(0.30)	—	(0.30)	—
Year Ended June 30, 2005	10.16	0.46		0.33	0.79	(0.47)	—	(0.47)	—
Year Ended June 30, 2004	10.67	0.48		(0.52)	(0.04)	(0.47)	—	(0.47)	—
Year Ended June 30, 2003	10.26	0.52		0.42	0.94	(0.53)	—	(0.53)	—

High Yield Bond Fund
Year Ended February 29, 2008	8.60	0.62		(0.93)	(0.31)	(0.61)	(0.09)	(0.70)	—	(g)
Year Ended February 28, 2007	8.23	0.61		0.40	1.01	(0.62)	(0.02)	(0.64)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.29	0.42		(0.06)	0.36	(0.42)	—	(0.42)	—	(g)
Year Ended June 30, 2005	8.17	0.61		0.14	0.75	(0.61)	(0.02)	(0.63)	—	(g)
Year Ended June 30, 2004	7.92	0.61		0.23	0.84	(0.59)	—	(0.59)	—
Year Ended June 30, 2003	7.30	0.65		0.62	1.27	(0.65)	—	(0.65)	—

Intermediate Bond Fund
Year Ended February 29, 2008	10.39	0.47	(f)	0.31	0.78	(0.48)	—	(0.48)	—
Year Ended February 28, 2007	10.32	0.47	(f)	0.07	0.54	(0.47)	—	(0.47)	—
July 1, 2005 through February 28, 2006 (e)	10.65	0.29		(0.29)	—	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.63	0.40		0.12	0.52	(0.50)	—	(0.50)	—
Year Ended June 30, 2004	11.01	0.47		(0.37)	0.10	(0.48)	—	(0.48)	—
Year Ended June 30, 2003	10.70	0.57		0.32	0.89	(0.58)	—	(0.58)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

150   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$11.04	8.21	%(h)	$780,006	0.75%	4.51%	0.99%	14%
10.67	5.42		560,556	0.75	4.36	0.94	8
10.57	(0.11)		394,309	0.75	4.54	0.97	13
10.91	6.23		373,401	0.82	4.52	1.09	16
10.77	0.84		349,290	0.85	4.34	1.16	20
11.18	9.20		429,859	0.85	5.57	1.17	23

7.85	5.81	(h)	52,808	0.92	4.81	0.97	31
7.78	5.49		45,383	0.91	4.64	0.96	26
7.73	0.31		50,622	0.90	4.65	0.94	15
7.95	6.47		56,320	0.90	4.54	1.09	20
7.82	0.98		58,697	0.88	4.50	1.15	24
8.10	9.80		75,575	0.89	5.63	1.17	16

10.55	8.98	(h)	220,780	0.75	4.70	0.98	2
10.15	4.65		157,598	0.75	4.51	0.98	24
10.15	(0.30)		146,294	0.75	4.37	0.97	6
10.48	7.89		140,496	0.79	4.43	1.02	10
10.16	(0.40)		86,614	0.87	4.38	1.04	16
10.67	9.29		152,028	0.87	4.92	1.03	19

7.59	(3.87	)(h)	79,217	1.12	7.54	1.32	48
8.60	12.82		83,790	1.12	7.42	1.31	69
8.23	4.39		62,622	1.11	7.51	1.30	47
8.29	9.47		68,636	1.12	7.22	1.33	68
8.17	10.96		75,885	1.12	7.37	1.33	58
7.92	18.64		82,386	1.14	8.86	1.35	52

10.69	7.70	(h)	114,132	0.83	4.56	0.97	9
10.39	5.42		124,797	0.83	4.56	0.96	5
10.32	0.02		146,206	0.83	4.77	0.98	5
10.65	4.99		173,146	0.83	4.48	1.10	10
10.63	0.91		238,399	0.83	4.27	1.17	17
11.01	8.52		334,574	0.83	5.24	1.17	24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Year Ended February 29, 2008	$10.65	$0.50		$0.31	$0.81	$(0.49)	$—	$(0.49)
Year Ended February 28, 2007	10.54	0.47		0.10	0.57	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (e)	10.83	0.33		(0.29)	0.04	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.49		0.08	0.57	(0.51)	—	(0.51)
Year Ended June 30, 2004	10.89	0.42		(0.08)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2003	11.00	0.60		(0.04)	0.56	(0.66)	(0.01)	(0.67)

Short Duration Bond Fund
Year Ended February 29, 2008	10.52	0.44	(f)	0.26	0.70	(0.42)	—	(0.42)
Year Ended February 28, 2007	10.43	0.39	(f)	0.10	0.49	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (e)	10.51	0.21		(0.08)	0.13	(0.21)	—	(0.21)
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2004	10.86	0.27		(0.23)	0.04	(0.28)	—	(0.28)
Year Ended June 30, 2003	10.72	0.35		0.18	0.53	(0.39)	—	(0.39)

Treasury & Agency Fund
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (e)	10.00	0.32		(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2004	10.76	0.35		(0.40)	(0.05)	(0.35)	(0.05)	(0.40)
Year Ended June 30, 2003	10.33	0.38		0.43	0.81	(0.38)	—	(0.38)

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)	—	(0.46)
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	—	(0.45)
July 1, 2005 through February 28, 2006 (e)	9.83	0.26		(0.08)	0.18	(0.27)	—	(0.27)
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	—	(0.29)
Year Ended June 30, 2004	9.97	0.20		(0.05)	0.15	(0.23)	—	(0.23)
Year Ended June 30, 2003	9.95	0.24		0.04	0.28	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Calculated based on average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

152   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.97	7.88	%(g)	$18,011	0.65%	4.70%	0.98%	16%
10.65	5.60		14,063	0.65	4.46	0.98	18
10.54	0.35		13,826	0.65	4.68	0.97	16
10.83	5.40		15,077	0.65	4.50	0.92	25
10.77	3.07		7,681	0.65	4.23	0.82	12
10.89	5.17		13,783	0.65	3.84	0.89	35

10.80	6.84	(g)	56,496	0.80	4.14	0.91	40
10.52	4.75		94,199	0.80	3.69	0.91	44
10.43	1.22		93,187	0.80	2.97	0.91	22
10.51	1.72		97,744	0.80	2.64	1.10	27
10.62	0.39		109,252	0.80	2.51	1.16	54
10.86	5.01		128,309	0.80	3.26	1.16	27

10.04	7.71	(g)	77,234	0.69	4.33	1.01	83
9.72	4.48		69,390	0.70	4.70	1.03	10
9.75	0.71		77,632	0.70	4.83	1.03	20
10.00	2.22		82,360	0.67	4.05	0.99	22
10.31	(0.52)		91,714	0.65	3.30	0.95	23
10.76	7.97		126,395	0.65	3.61	0.95	33

9.31	(0.06	)(g)	104,590	0.70	4.70	0.91	15
9.77	5.03		121,385	0.70	4.53	0.91	26
9.74	1.81		219,258	0.70	3.81	0.91	9
9.83	2.36		281,966	0.70	2.67	1.05	26
9.89	1.53		362,796	0.70	1.97	1.12	46
9.97	2.83		366,214	0.70	2.34	1.12	36

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 29, 2008	$10.66	$0.41	(f)	$0.37	$0.78	$(0.41)	$—	$(0.41)	$—
Year Ended February 28, 2007	10.56	0.39	(f)	0.10	0.49	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 (e)	10.90	0.27		(0.33)	(0.06)	(0.28)	—	(0.28)	—
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	—	(0.45)	—
Year Ended June 30, 2004	11.17	0.41		(0.39)	0.02	(0.43)	—	(0.43)	—
Year Ended June 30, 2003	10.81	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)	—

Core Plus Bond Fund
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)	—	(0.33)	—
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	—	(0.32)	—
July 1, 2005 through February 28, 2006 (e)	7.98	0.22		(0.22)	—	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	—	(0.32)	—
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	7.84	0.40		0.30	0.70	(0.40)	—	(0.40)	—

Government Bond Fund
Year Ended February 29, 2008	10.14	0.41		0.40	0.81	(0.41)	—	(0.41)	—
Year Ended February 28, 2007	10.14	0.38		0.01	0.39	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 (e)	10.47	0.25		(0.33)	(0.08)	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	10.16	0.39		0.32	0.71	(0.40)	—	(0.40)	—
Year Ended June 30, 2004	10.66	0.40		(0.50)	(0.10)	(0.40)	—	(0.40)	—
Year Ended June 30, 2003	10.26	0.45		0.41	0.86	(0.46)	—	(0.46)	—

High Yield Bond Fund
Year Ended February 29, 2008	8.61	0.58		(0.94)	(0.36)	(0.56)	(0.09)	(0.65)	—	(g)
Year Ended February 28, 2007	8.23	0.57		0.40	0.97	(0.57)	(0.02)	(0.59)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.29	0.38		(0.06)	0.32	(0.38)	—	(0.38)	—	(g)
Year Ended June 30, 2005	8.18	0.55		0.14	0.69	(0.56)	(0.02)	(0.58)	—	(g)
Year Ended June 30, 2004	7.93	0.55		0.24	0.79	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	(0.61)	—

Intermediate Bond Fund
Year Ended February 29, 2008	10.23	0.41	(f)	0.30	0.71	(0.42)	—	(0.42)	—
Year Ended February 28, 2007	10.18	0.40	(f)	0.07	0.47	(0.42)	—	(0.42)	—
July 1, 2005 through February 28, 2006 (e)	10.51	0.26		(0.30)	(0.04)	(0.29)	—	(0.29)	—
Year Ended June 30, 2005	10.49	0.38		0.08	0.46	(0.44)	—	(0.44)	—
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	—	(0.41)	—
Year Ended June 30, 2003	10.59	0.49		0.32	0.81	(0.52)	—	(0.52)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes a gain incurred resulting from a payment by affiliate. Without this gain, total return would have been 5.13%.

SEE NOTES TO FINANCIAL STATEMENTS.

154   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$11.03	7.49	%(h)	$78,048	1.40%	3.86%	1.49%	14%
10.66	4.75		74,963	1.40	3.72	1.44	8
10.56	(0.55)		85,667	1.40	3.89	1.47	13
10.90	5.57		94,897	1.47	3.87	1.68	16
10.76	0.28		98,064	1.50	3.69	1.81	20
11.17	8.53		134,915	1.50	4.92	1.82	23

7.89	5.26	(i)	6,665	1.45	4.28	1.47	31
7.82	4.91		5,464	1.45	4.09	1.46	26
7.77	0.05		6,950	1.44	4.10	1.44	15
7.98	5.74		9,424	1.51	3.92	1.70	20
7.86	0.32		11,745	1.53	3.85	1.80	24
8.14	9.19		15,226	1.54	4.99	1.82	16

10.54	8.20	(h)	43,513	1.46	4.02	1.48	2
10.14	3.93		52,182	1.46	3.82	1.48	24
10.14	(0.78)		78,500	1.45	3.67	1.47	6
10.47	7.07		95,143	1.47	3.76	1.62	10
10.16	(0.97)		101,634	1.52	3.74	1.69	16
10.66	8.64		155,876	1.52	4.30	1.68	19

7.60	(4.51	)(h)	26,052	1.78	6.88	1.82	48
8.61	12.19		35,667	1.77	6.78	1.81	69
8.23	3.92		35,105	1.76	6.86	1.80	47
8.29	8.71		39,697	1.77	6.58	1.93	68
8.18	10.23		39,488	1.76	6.71	1.98	58
7.93	17.90		32,796	1.79	8.20	2.00	52

10.52	7.09	(h)	50,873	1.40	3.99	1.47	9
10.23	4.70		61,674	1.40	4.00	1.46	5
10.18	(0.35)		82,765	1.40	4.20	1.48	5
10.51	4.46		102,614	1.46	3.86	1.70	10
10.49	0.20		132,372	1.48	3.62	1.82	17
10.88	7.85		185,642	1.48	4.54	1.82	24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Duration Bond Fund
Year Ended February 29, 2008	$10.60	$0.39	(f)	$0.26	$0.65	$(0.37)	$—	$(0.37)
Year Ended February 28, 2007	10.50	0.33	(f)	0.11	0.44	(0.34)	—	(0.34)
July 1, 2005 through February 28, 2006 (e)	10.59	0.17		(0.09)	0.08	(0.17)	—	(0.17)
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.93	0.22		(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2003	10.80	0.30		0.17	0.47	(0.34)	—	(0.34)

Treasury & Agency Fund
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (e)	9.99	0.29		(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38		(0.21)	0.17	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2004	10.75	0.31		(0.41)	(0.10)	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2003	10.32	0.33		0.43	0.76	(0.33)	—	(0.33)

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (e)	9.76	0.22		(0.08)	0.14	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)	—	(0.24)
Year Ended June 30, 2004	9.90	0.14		(0.04)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2003	9.89	0.19		0.03	0.22	(0.21)	—	(0.21)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Calculated based on average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

156   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.88	6.23	%(g)	$11,328	1.30%	3.65%	1.41%	40%
10.60	4.27		17,787	1.30	3.17	1.41	44
10.50	0.79		22,899	1.30	2.46	1.41	22
10.59	1.31		29,369	1.30	2.13	1.71	27
10.69	0.09		42,563	1.30	2.01	1.81	54
10.93	4.39		51,994	1.30	2.72	1.81	27

10.03	7.17	(g)	6,691	1.20	3.96	1.52	83
9.71	3.97		10,948	1.20	4.19	1.53	10
9.74	0.39		16,720	1.20	4.34	1.53	20
9.99	1.70		23,012	1.17	3.45	1.60	22
10.30	(1.02)		49,443	1.15	2.80	1.60	23
10.75	7.45		79,108	1.15	3.10	1.60	33

9.24	(0.56	)(g)	18,797	1.20	4.20	1.41	15
9.70	4.54		32,930	1.20	4.04	1.41	26
9.67	1.46		48,750	1.20	3.31	1.41	9
9.76	1.87		62,135	1.20	2.18	1.65	26
9.82	1.02		81,758	1.20	1.48	1.77	46
9.90	2.28		101,749	1.20	1.84	1.77	36

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 29, 2008	$10.73	$0.42	(f)	$0.35	$0.77	$(0.41)	$—	$(0.41)	$—
Year Ended February 28, 2007	10.62	0.39	(f)	0.11	0.50	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 (e)	10.96	0.28		(0.34)	(0.06)	(0.28)	—	(0.28)	—
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	—	(0.45)	—
Year Ended June 30, 2004	11.23	0.42		(0.40)	0.02	(0.43)	—	(0.43)	—
Year Ended June 30, 2003	10.87	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)	—

Core Plus Bond Fund
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)	—	(0.33)	—
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	—	(0.32)	—
July 1, 2005 through February 28, 2006 (e)	7.98	0.21		(0.21)	—	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	—	(0.32)	—
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	7.84	0.40		0.31	0.71	(0.41)	—	(0.41)	—

Government Bond Fund
Year Ended February 29, 2008	10.13	0.42		0.39	0.81	(0.41)	—	(0.41)	—
Year Ended February 28, 2007	10.13	0.38		0.01	0.39	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 (e)	10.46	0.25		(0.33)	(0.08)	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	10.15	0.40		0.31	0.71	(0.40)	—	(0.40)	—
Year Ended June 30, 2004	10.65	0.40		(0.50)	(0.10)	(0.40)	—	(0.40)	—
Year Ended June 30, 2003	10.25	0.45		0.41	0.86	(0.46)	—	(0.46)	—

High Yield Bond Fund
Year Ended February 29, 2008	8.61	0.57		(0.94)	(0.37)	(0.56)	(0.09)	(0.65)	—	(g)
Year Ended February 28, 2007	8.24	0.57		0.39	0.96	(0.57)	(0.02)	(0.59)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.29	0.38		(0.05)	0.33	(0.38)	—	(0.38)	—	(g)
Year Ended June 30, 2005	8.19	0.55		0.13	0.68	(0.56)	(0.02)	(0.58)	—
Year Ended June 30, 2004	7.93	0.55		0.25	0.80	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	(0.61)	—

Intermediate Bond Fund
Year Ended February 29, 2008	10.24	0.41	(f)	0.29	0.70	(0.42)	—	(0.42)	—
Year Ended February 28, 2007	10.18	0.40	(f)	0.08	0.48	(0.42)	—	(0.42)	—
July 1, 2005 through February 28, 2006 (e)	10.51	0.26		(0.30)	(0.04)	(0.29)	—	(0.29)	—
Year Ended June 30, 2005	10.49	0.36		0.10	0.46	(0.44)	—	(0.44)	—
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	—	(0.41)	—
Year Ended June 30, 2003	10.59	0.50		0.31	0.81	(0.52)	—	(0.52)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

158   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$11.09	7.38	%(h)	$133,975	1.40%	3.86%	1.49%	14%
10.73	4.83		65,579	1.40	3.72	1.44	8
10.62	(0.55)		57,530	1.40	3.89	1.47	13
10.96	5.53		64,238	1.47	3.87	1.70	16
10.82	0.17		79,323	1.50	3.69	1.81	20
11.23	8.59		123,308	1.50	4.90	1.82	23

7.89	5.27	(h)	5,737	1.45	4.27	1.47	31
7.82	4.90		3,512	1.45	4.11	1.46	26
7.77	0.05		3,119	1.44	4.10	1.44	15
7.98	5.74		3,492	1.50	3.94	1.69	20
7.86	0.33		3,750	1.53	3.83	1.80	24
8.14	9.22		3,521	1.54	4.89	1.82	16

10.53	8.25	(h)	46,407	1.46	3.99	1.48	2
10.13	3.94		22,250	1.46	3.81	1.48	24
10.13	(0.77)		23,863	1.45	3.67	1.47	6
10.46	7.09		24,922	1.48	3.75	1.64	10
10.15	(0.96)		42,666	1.52	3.74	1.69	16
10.65	8.54		74,937	1.52	4.28	1.68	19

7.59	(4.61	)(h)	29,517	1.78	6.88	1.82	48
8.61	12.05		29,953	1.77	6.77	1.81	69
8.24	4.04		25,650	1.76	6.86	1.80	47
8.29	8.55		28,348	1.77	6.57	1.93	68
8.19	10.35		35,344	1.76	6.70	1.98	58
7.93	17.88		30,857	1.79	8.23	2.00	52

10.52	7.00	(h)	39,468	1.40	3.99	1.47	9
10.24	4.80		39,100	1.40	4.00	1.46	5
10.18	(0.35)		54,879	1.40	4.20	1.48	5
10.51	4.43		68,296	1.46	3.83	1.71	10
10.49	0.19		121,399	1.48	3.62	1.82	17
10.88	7.85		186,110	1.48	4.56	1.82	24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Short Duration Bond Fund
Year Ended February 29, 2008	$10.59	$0.39	(f)	$0.26	$0.65	$(0.37)	$10.87
Year Ended February 28, 2007	10.49	0.33	(f)	0.11	0.44	(0.34)	10.59
July 1, 2005 through February 28, 2006 (e)	10.58	0.16		(0.08)	0.08	(0.17)	10.49
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)	10.58
Year Ended June 30, 2004	10.92	0.22		(0.23)	(0.01)	(0.23)	10.68
Year Ended June 30, 2003	10.79	0.30		0.17	0.47	(0.34)	10.92

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)	9.23
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)	9.68
July 1, 2005 through February 28, 2006 (e)	9.75	0.22		(0.08)	0.14	(0.23)	9.66
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)	9.75
Year Ended June 30, 2004	9.89	0.14		(0.04)	0.10	(0.18)	9.81
Year Ended June 30, 2003	9.88	0.19		0.03	0.22	(0.21)	9.89

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Calculated based on average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

160   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
6.26%(g)	$19,135	1.30%	3.64%	1.41%	40%
4.26	20,777	1.30	3.15	1.41	44
0.79	38,266	1.30	2.46	1.41	22
1.30	56,296	1.30	2.12	1.71	27
(0.10)	98,576	1.30	2.01	1.81	54
4.43	156,942	1.30	2.71	1.81	27

(0.47)(g)	145,000	1.20	4.20	1.41	15
4.45	242,277	1.20	4.04	1.41	26
1.46	338,830	1.20	3.31	1.41	9
1.88	438,955	1.20	2.17	1.66	26
1.03	604,084	1.20	1.48	1.77	46
2.39	741,134	1.20	1.82	1.77	36

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R5 (a)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 29, 2008	$10.66	$0.52	(g)	$0.35	$0.87	$(0.51)	$—	$(0.51)	$—
May 15, 2006 (f) through February 28, 2007	10.35	0.39	(g)	0.33	0.72	(0.41)	—	(0.41)	—

High Yield Bond Fund
Year Ended February 29, 2008	8.63	0.66		(0.95)	(0.29)	(0.64)	(0.09)	(0.73)	—	(h)
May 15, 2006 (f) through February 28, 2007	8.31	0.52		0.35	0.87	(0.53)	(0.02)	(0.55)	—	(h)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

162   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
				Ratios to average net assets (b)
Net asset value, end of period	Total return (c)(d)		Net assets end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)
$11.02	8.41	%(i)	$177,019	0.45%	4.82%	0.54%	14%
10.66	7.03		55,785	0.45	4.64	0.50	8

7.61	(3.71	)(i)	18,807	0.86	7.83	0.86	48
8.63	10.90		8,732	0.86	7.57	0.86	69

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 29, 2008	$10.67	$0.50	(f)	$0.35	$0.85	$(0.49)	$—	$(0.49)	$—
Year Ended February 28, 2007	10.56	0.47	(f)	0.11	0.58	(0.47)	—	(0.47)	—
July 1, 2005 through February 28, 2006 (e)	10.90	0.33		(0.33)	—	(0.34)	—	(0.34)	—
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	—	(0.54)	—
Year Ended June 30, 2004	11.18	0.50		(0.38)	0.12	(0.53)	—	(0.53)	—
Year Ended June 30, 2003	10.82	0.64		0.36	1.00	(0.63)	(0.01)	(0.64)	—

Core Plus Bond Fund
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)	—	(0.39)	—
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)	—	(0.38)	—
July 1, 2005 through February 28, 2006 (e)	7.95	0.25		(0.22)	0.03	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	—	(0.38)	—
Year Ended June 30, 2004	8.10	0.38		(0.28)	0.10	(0.38)	—	(0.38)	—
Year Ended June 30, 2003	7.81	0.48		0.29	0.77	(0.48)	—	(0.48)	—

Government Bond Fund
Year Ended February 29, 2008	10.15	0.52		0.39	0.91	(0.51)	—	(0.51)	—
Year Ended February 28, 2007	10.14	0.48		0.01	0.49	(0.48)	—	(0.48)	—
July 1, 2005 through February 28, 2006 (e)	10.47	0.31		(0.33)	(0.02)	(0.31)	—	(0.31)	—
Year Ended June 30, 2005	10.15	0.49		0.32	0.81	(0.49)	—	(0.49)	—
Year Ended June 30, 2004	10.66	0.48		(0.50)	(0.02)	(0.49)	—	(0.49)	—
Year Ended June 30, 2003	10.25	0.56		0.40	0.96	(0.55)	—	(0.55)	—

High Yield Bond Fund
Year Ended February 29, 2008	8.62	0.63		(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—	(g)
Year Ended February 28, 2007	8.24	0.64		0.40	1.04	(0.64)	(0.02)	(0.66)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.30	0.43		(0.06)	0.37	(0.43)	—	(0.43)	—	(g)
Year Ended June 30, 2005	8.18	0.63		0.14	0.77	(0.63)	(0.02)	(0.65)	—	(g)
Year Ended June 30, 2004	7.93	0.61		0.25	0.86	(0.61)	—	(0.61)	—
Year Ended June 30, 2003	7.31	0.67		0.62	1.29	(0.67)	—	(0.67)	—

Intermediate Bond Fund
Year Ended February 29, 2008	10.38	0.50	(f)	0.30	0.80	(0.50)	—	(0.50)	—
Year Ended February 28, 2007	10.31	0.49	(f)	0.08	0.57	(0.50)	—	(0.50)	—
July 1, 2005 through February 28, 2006 (e)	10.65	0.35		(0.34)	0.01	(0.35)	—	(0.35)	—
Year Ended June 30, 2005	10.62	0.55		0.01	0.56	(0.53)	—	(0.53)	—
Year Ended June 30, 2004	11.01	0.49		(0.37)	0.12	(0.51)	—	(0.51)	—
Year Ended June 30, 2003	10.70	0.59		0.33	0.92	(0.61)	—	(0.61)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes a gain incurred resulting from a payment by affiliate. Without this gain, total return would have been 9.16%.

SEE NOTES TO FINANCIAL STATEMENTS.

164   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$11.03	8.25	%(h)	$2,456,097	0.60%	4.66%	0.73%	14%
10.67	5.69		2,128,674	0.60	4.52	0.69	8
10.56	(0.02)		2,742,810	0.60	4.69	0.72	13
10.90	6.36		2,754,702	0.60	4.72	0.79	16
10.77	1.13		4,902,736	0.60	4.60	0.81	20
11.18	9.51		4,365,709	0.60	5.80	0.82	23

7.85	6.11	(h)	925,240	0.67	5.05	0.72	31
7.78	5.74		875,275	0.66	4.89	0.71	26
7.73	0.46		1,216,897	0.65	4.90	0.69	15
7.95	6.73		1,252,911	0.65	4.79	0.77	20
7.82	1.22		1,306,778	0.63	4.73	0.80	24
8.10	10.10		1,276,529	0.64	5.91	0.82	16

10.55	9.26	(i)	616,581	0.48	5.01	0.73	2
10.15	4.99		891,369	0.50	4.74	0.73	24
10.14	(0.16)		805,018	0.54	4.58	0.72	6
10.47	8.15		824,646	0.56	4.67	0.71	10
10.15	(0.16)		758,403	0.62	4.65	0.69	16
10.66	9.58		727,267	0.62	5.25	0.68	19

7.60	(3.73	)(h)	1,544,252	0.87	7.81	1.06	48
8.62	13.18		1,038,528	0.87	7.67	1.06	69
8.24	4.53		960,421	0.86	7.77	1.05	47
8.30	9.74		988,281	0.87	7.47	1.01	68
8.18	11.22		1,043,708	0.86	7.59	0.98	58
7.93	18.90		715,924	0.89	9.23	1.00	52

10.68	7.95	(h)	656,511	0.58	4.81	0.72	9
10.38	5.68		730,909	0.58	4.82	0.71	5
10.31	0.11		914,815	0.58	5.02	0.73	5
10.65	5.37		941,813	0.58	4.70	0.79	10
10.62	1.11		1,525,275	0.58	4.51	0.82	17
11.01	8.79		1,362,926	0.58	5.51	0.82	24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Year Ended February 29, 2008	$10.48	$0.52		$0.31	$0.83	$(0.52)	$—	$(0.52)
Year Ended February 28, 2007	10.38	0.49		0.10	0.59	(0.49)	—	(0.49)
July 1, 2005 through February 28, 2006 (e)	10.67	0.34		(0.29)	0.05	(0.34)	—	(0.34)
Year Ended June 30, 2005	10.61	0.42		0.17	0.59	(0.53)	—	(0.53)
Year Ended June 30, 2004	10.75	0.45		(0.10)	0.35	(0.49)	—	(0.49)
Year Ended June 30, 2003	10.89	0.62		(0.06)	0.56	(0.69)	(0.01)	(0.70)

Short Duration Bond Fund
Year Ended February 29, 2008	10.53	0.46	(f)	0.26	0.72	(0.45)	—	(0.45)
Year Ended February 28, 2007	10.44	0.41	(f)	0.10	0.51	(0.42)	—	(0.42)
July 1, 2005 through February 28, 2006 (e)	10.52	0.23		(0.08)	0.15	(0.23)	—	(0.23)
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)	—	(0.31)
Year Ended June 30, 2004	10.87	0.30		(0.23)	0.07	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.73	0.39		0.17	0.56	(0.42)	—	(0.42)

Treasury & Agency Fund
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)
July 1, 2005 through February 28, 2006 (e)	9.99	0.33		(0.25)	0.08	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.30	0.44		(0.19)	0.25	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2004	10.75	0.37		(0.39)	(0.02)	(0.38)	(0.05)	(0.43)
Year Ended June 30, 2003	10.32	0.41		0.43	0.84	(0.41)	—	(0.41)

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)	—	(0.48)
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)	—	(0.47)
July 1, 2005 through February 28, 2006 (e)	9.83	0.27		(0.08)	0.19	(0.28)	—	(0.28)
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)	—	(0.31)
Year Ended June 30, 2004	9.97	0.23		(0.06)	0.17	(0.26)	—	(0.26)
Year Ended June 30, 2003	9.95	0.27		0.04	0.31	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Calculated based on average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

166   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.79	8.18	%(g)	$96,870	0.40%	4.94%	0.73%	16%
10.48	5.83		111,656	0.40	4.71	0.73	18
10.38	0.54		103,491	0.40	4.92	0.72	16
10.67	5.70		123,104	0.40	4.54	0.55	25
10.61	3.30		1,530,225	0.40	4.12	0.54	35
10.75	5.30		1,137,661	0.40	5.56	0.55	36

10.80	7.03	(g)	1,255,422	0.55	4.31	0.64	40
10.53	4.99		277,452	0.55	3.89	0.66	44
10.44	1.39		497,708	0.55	3.21	0.66	22
10.52	1.94		559,775	0.55	2.85	0.79	27
10.63	0.67		1,045,405	0.55	2.75	0.81	54
10.87	5.28		923,772	0.55	3.60	0.81	27

10.02	8.01	(g)	620,461	0.43	3.98	0.74	83
9.70	4.65		67,699	0.45	4.95	0.78	10
9.74	0.87		48,965	0.45	5.07	0.79	20
9.99	2.48		45,461	0.42	4.30	0.67	22
10.30	(0.23)		49,053	0.40	3.55	0.60	23
10.75	8.28		51,797	0.40	3.86	0.60	33

9.31	0.18	(g)	352,600	0.45	4.95	0.66	15
9.77	5.29		565,561	0.45	4.79	0.66	26
9.74	1.96		668,770	0.45	4.07	0.66	9
9.83	2.71		764,427	0.45	2.91	0.74	26
9.88	1.69		1,144,000	0.45	2.22	0.77	46
9.97	3.12		1,127,169	0.45	2.61	0.77	36

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 29, 2008	$10.67	$0.52	(g)	$0.36	$0.88	$(0.52)	$—	$(0.52)	$—
Year Ended February 28, 2007	10.56	0.50	(g)	0.10	0.60	(0.49)	—	(0.49)	—
July 1, 2005 through February 28, 2006 (e)	10.90	0.35		(0.34)	0.01	(0.35)	—	(0.35)	—
February 22, 2005 (f) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	—	(0.20)	—

Core Plus Bond Fund
Year Ended February 29, 2008	7.78	0.42		0.06	0.48	(0.41)	—	(0.41)	—
Year Ended February 28, 2007	7.73	0.39		0.06	0.45	(0.40)	—	(0.40)	—
July 1, 2005 through February 28, 2006 (e)	7.95	0.27		(0.22)	0.05	(0.27)	—	(0.27)	—
February 22, 2005 (f) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	—	(0.17)	—

High Yield Bond Fund
Year Ended February 29, 2008	8.61	0.65		(0.93)	(0.28)	(0.64)	(0.09)	(0.73)	—	(h)
Year Ended February 28, 2007	8.24	0.65		0.39	1.04	(0.65)	(0.02)	(0.67)	—	(h)
July 1, 2005 through February 28, 2006 (e)	8.30	0.45		(0.08)	0.37	(0.43)	—	(0.43)	—	(h)
February 22, 2005 (f) through June 30, 2005	8.59	0.23		(0.24)	(0.01)	(0.28)	—	(0.28)	—

Intermediate Bond Fund
Year Ended February 29, 2008	10.39	0.52	(g)	0.29	0.81	(0.52)	—	(0.52)	—
Year Ended February 28, 2007	10.32	0.51	(g)	0.07	0.58	(0.51)	—	(0.51)	—
July 1, 2005 through February 28, 2006 (e)	10.65	0.36		(0.33)	0.03	(0.36)	—	(0.36)	—
February 22, 2005 (f) through June 30, 2005	10.66	0.20		0.03	0.23	(0.24)	—	(0.24)	—

Mortgage-Backed Securities Fund
Year Ended February 29, 2008	10.48	0.54		0.31	0.85	(0.54)	—	(0.54)	—
Year Ended February 28, 2007	10.38	0.50		0.10	0.60	(0.50)	—	(0.50)	—
July 1, 2005 through February 28, 2006 (e)	10.67	0.35		(0.29)	0.06	(0.35)	—	(0.35)	—
February 22, 2005 (f) through June 30, 2005	10.66	0.21		0.03	0.24	(0.23)	—	(0.23)	—

Short Duration Bond Fund
Year Ended February 29, 2008	10.53	0.49	(g)	0.27	0.76	(0.48)	—	(0.48)	—
Year Ended February 28, 2007	10.44	0.44	(g)	0.10	0.54	(0.45)	—	(0.45)	—
July 1, 2005 through February 28, 2006 (e)	10.52	0.24		(0.07)	0.17	(0.25)	—	(0.25)	—
February 22, 2005 (f) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	—	(0.15)	—

Ultra Short Duration Bond Fund
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)	—	(0.50)	—
Year Ended February 28, 2007	9.75	0.49		0.02	0.51	(0.49)	—	(0.49)	—
July 1, 2005 through February 28, 2006 (e)	9.83	0.27		(0.06)	0.21	(0.29)	—	(0.29)	—
February 22, 2005 (f) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	—	(0.15)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

168   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$11.03	8.48	%(i)	$782,067	0.40%	4.86%	0.48%	14%
10.67	5.88		711,527	0.40	4.72	0.44	8
10.56	0.12		703,229	0.40	4.89	0.47	13
10.90	2.44		649,060	0.40	5.00	0.43	16

7.85	6.31	(i)	17,985	0.45	5.26	0.47	31
7.78	5.97		12,094	0.45	5.10	0.46	26
7.73	0.62		12,738	0.44	5.10	0.44	15
7.95	2.35		13,894	0.43	5.27	0.43	20

7.60	(3.58	)(i)	77,356	0.81	7.87	0.81	48
8.61	13.12		64,497	0.81	7.74	0.81	69
8.24	4.60		58,131	0.80	7.95	0.80	47
8.30	(0.12)		40,477	0.79	7.91	0.85	68

10.68	8.09	(i)	121,338	0.40	4.99	0.47	9
10.39	5.84		127,554	0.40	4.99	0.46	5
10.32	0.31		120,779	0.40	5.20	0.48	5
10.65	2.16		134,005	0.40	5.28	0.43	10

10.79	8.33	(i)	882,626	0.25	5.09	0.48	16
10.48	5.97		829,330	0.25	4.83	0.48	18
10.38	0.62		1,177,895	0.25	5.08	0.47	16
10.67	2.30		1,135,323	0.25	5.19	0.46	25

10.81	7.39	(i)	321,055	0.30	4.64	0.41	40
10.53	5.24		299,838	0.30	4.18	0.41	44
10.44	1.60		371,212	0.30	3.47	0.41	22
10.52	1.05		392,444	0.30	3.45	0.44	27

9.32	0.51	(i)	573,714	0.25	5.15	0.41	15
9.77	5.37		648,283	0.25	5.01	0.41	26
9.75	2.20		474,681	0.25	4.30	0.41	9
9.83	1.11		425,437	0.25	3.68	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   169

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Core Bond Fund	Class A, Class B, Class C, Class R5 (formerly R Class), Select Class and Ultra
Core Plus Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Government Bond Fund	Class A, Class B, Class C and Select Class
High Yield Bond Fund	Class A, Class B, Class C, Class R5 (formerly R Class) , Select Class and Ultra
Intermediate Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Mortgage-Backed Securities Fund	Class A, Select Class and Ultra
Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Treasury & Agency Fund	Class A, Class B and Select Class
Ultra Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Short Duration Bond Fund, Treasury & Agency Fund and Ultra Short Duration Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R5, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ OMX Group, Inc. shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

170   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

At February 29, 2008, the following Funds held the following restricted securities (amount in thousands):

	Security Description	Acquisition Dates	Acquisition Cost	Value	Percentage of Net Assets
High Yield Bond Fund	Bally Total Fitness Holding Corp.	01/12/06 – 05/01/06	—	$6	0.0% (a)

(a)  Amount rounds to less than 0.1%.

The following is the market value and percentage of net assets of illiquid securities as of February 29, 2008 (amounts in thousands):

	Market Value	Percentage
Core Bond Fund	$9,622	0.22%
Core Plus Bond Fund	7,898	0.78
High Yield Bond Fund	37,946	2.14
Intermediate Bond Fund	166	0.02
Mortgage-Backed Securities Fund	2,965	0.30
Short Duration Bond Fund	46,399	2.79
Ultra Short Duration Bond Fund	81,886	6.85

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, a Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the senior loan in which it has purchased the loan participation.

E. Commitments — The Funds may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. These commitments are not reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Unfunded Commitments

At February 29, 2008, the Core Plus Bond Fund and High Yield Bond Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

Core Plus Bond Fund Security Description	Market Value
Calpine Corp. Term Loan	$440
Cenveo Corp. Term Loan	882
Clarke American Corp. Term Loan	1,219
Community Health Systems, Inc. Term Loan	32
Delta 1st Lien Term Loan	853
Fontainebleau Nevada Resort Term Loan	1,237
Iasis Healthcare	56
Idearc Inc. Term Loan B	408
Jacuzzi Brands Corp. 1st Lien Term Loan B	241
Millenium Chemical 1st Lien Term Loan	395
Spectrum Brands, Inc. Term Loan B	446
Vanguard Health Holdings, Inc. Term Loan	684
$6,893

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   171

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

High Yield Bond Fund Security Description	Market Value
ARAMARK Corp. Term Loan	$3,686
Calpine Corp. First Priority Term Loan	8,012
Cenveo Corp. Term Loan	3,221
Clarke American Corp. Term Loan	812
Community Health Systems, Inc. Term Loan	202
Delta 1st Lien Term Loan	4,434
Fontainebleau Nevada Resort Term Loan	2,888
HCA Inc. Term Loan B	5,357
HUB International Holdings, Inc.	69
Iasis Healthcare	111
Idearc Inc. Term Loan B	1,223
Jacuzzi Brands Corp. 1st Lien Term Loan B	2,113
MetroPCS Wireless, Inc. Term Loan	1,820
Millenium Chemical 1st Lien Term Loan	1,185
Momentive Term Loan	5,278
Spectrum Brands, Inc. Term B Loan	1,339
Texas Competitive Electric Holdings Co. LLC Term Loan B	910
Univision Communications, Inc. 1st Lien Term Loan	186
Valassis Communications, Inc. Term Loan B	970
Vanguard Health Holdings, Inc. Term Loan	6,502
$50,318

F.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 29, 2008, the Core Plus Bond Fund and the Ultra Short Duration Bond Fund had outstanding futures contracts as listed on their Schedule of Portfolio Investments.

G.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H.  Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap

172   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, although the risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

The Funds may enter into credit default contracts where one party, the protection buyer, makes a periodic payment or pays a premium to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. A premium received by the Funds, as the protection seller, is recorded as a liability on the Funds’ books. A premium paid by the Funds, as the protection buyer, is recorded as an asset on the Funds’ books. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Payments received or made as a result of a credit event are recognized, net of a proportional amount of the premium, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the Funds could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Funds may be unable to close out their position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. In the event that the referenced obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid/received by the Funds are recorded as an asset and/or liability on the Statement of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

I.  Securities Lending — To generate additional income, each Fund (except the Ultra Short Duration Bond Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   173

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

As of February 29, 2008, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Market Value of Collateral	Market Value of Loaned Securities	Lending Agent Fees Paid
Core Bond Fund	$290,455	$289,599	$132
Core Plus Bond Fund	61,165	60,510	27
Government Bond Fund	141,897	142,200	108
High Yield Bond Fund	210,661	205,033	116
Intermediate Bond Fund	69,982	69,857	40
Mortgage-Backed Securities Fund	—	—	—	(a)
Short Duration Bond Fund	366,911	362,214	93
Treasury & Agency Fund	175,816	173,457	25

(a)  Amount rounds to less than $1,000.

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

K. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

M. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

N. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

174   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Core Bond Fund	$—	$(13)	$13
Core Plus Bond Fund	—	327	(327)
High Yield Bond Fund	—	318	(318)
Intermediate Bond Fund	(619)	4	615
Ultra Short Duration Bond Fund	(632)	138	494

The reclassifications for the Funds relate primarily to defaulted bond interest reclass (High Yield Bond Fund), expiration of capital loss carryforwards, foreign currency gains and losses (Core Plus Bond Fund), interest only/high coupon bond reclass (Core Bond Fund) and prior year interest only true-up (Ultra Short Duration Bond Fund).

O. Redemption Fees — Generally, shares of the High Yield Bond Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the High Yield Bond Fund and are credited to paid in capital.

P. Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor” or “JPMIA”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Bond Fund	0.65
Intermediate Bond Fund	0.30
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Treasury & Agency Fund	0.30
Ultra Short Duration Bond Fund	0.25

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   175

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 29, 2008 were as follows (amounts in thousands):

Core Bond Fund	$519
Core Plus Bond Fund	29
Government Bond Fund	39
High Yield Bond Fund	111
Intermediate Bond Fund	16
Mortgage-Backed Securities Fund	96
Short Duration Bond Fund	69
Treasury & Agency Fund	4
Ultra Short Duration Bond Fund	183

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 29, 2008, the annual effective rate of each Fund’s average daily net assets is 0.10%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Core Bond Fund	$597	$194
Core Plus Bond Fund	12	17
Government Bond Fund	51	89
High Yield Bond Fund	28	79
Intermediate Bond Fund	13	98
Mortgage-Backed Securities Fund	1	—
Short Duration Bond Fund	—	7
Treasury & Agency Fund	17	12
Ultra Short Duration Bond Fund	3	34

176   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Ultra
Core Bond Fund	0.25%	0.25%	0.25%	0.05%	0.25%	n/a
Core Plus Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
High Yield Bond Fund	0.25	0.25	0.25	0.05	0.25	n/a
Intermediate Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	0.25	n/a
Short Duration Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Treasury & Agency Fund	0.25	0.25	n/a	n/a	0.25	n/a
Ultra Short Duration Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Ultra
Core Bond Fund	0.75%	1.46%	1.46%	0.53%	0.60%	0.48%
Core Plus Bond Fund	0.92	1.57	1.57	n/a	0.67	0.45
Government Bond Fund	0.75	1.48	1.48	n/a	0.55	n/a
High Yield Bond Fund	1.15	1.80	1.80	0.86	0.90	0.81
Intermediate Bond Fund	0.83	1.48	1.48	n/a	0.58	0.48
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	0.40	0.25
Short Duration Bond Fund	0.80	1.30	1.30	n/a	0.55	0.44
Treasury & Agency Fund	0.70	1.20	n/a	n/a	0.45	n/a
Ultra Short Duration Bond Fund	0.70	1.20	1.20	n/a	0.45	0.44

The contractual expense limitation agreements were in effect for the year ended February 29, 2008. The contractual expense limitation percentages in the table above are in place until at least June 30, 2008, except for Core Plus Bond Fund which is in place until at least September 14, 2008.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   177

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

For the year ended February 29, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$451	$1,952	$2,042	$4,445
Core Plus Bond Fund	—	145	279	424
Government Bond Fund	—	11	1,849	1,860
High Yield Bond Fund	—	1	1,996	1,997
Intermediate Bond Fund	164	389	562	1,115
Mortgage-Backed Securities Fund	2,039	239	122	2,400
Short Duration Bond Fund	403	158	—	561
Treasury & Agency Fund	104	40	693	837
Ultra Short Duration Bond Fund	810	425	403	1,638

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$63	$678	$—	$741
Core Plus Bond Fund	—	4	1	5
Government Bond Fund	—	31	543	574
High Yield Bond Fund	—	9	389	398
Intermediate Bond Fund	44	106	—	150
Short Duration Bond Fund	253	99	—	352
Treasury & Agency Fund	14	5	27	46
Ultra Short Duration Bond Fund	634	334	—	968

The Payment by affiliate amount shown in the Statement of Operations represents a payment received by the Funds from the Funds’ Advisor. This payment results from the resolution of a Securities Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 29, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

178   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

4. Investment Transactions

During the year ended February 29, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$1,224,494	$388,990	$42,458	$90,236
Core Plus Bond Fund	320,830	206,712	5,222	79,068
Government Bond Fund	20,666	128,903	2,802	164,873
High Yield Bond Fund	1,200,124	644,361	—	—
Intermediate Bond Fund	84,810	133,605	7,061	97,917
Mortgage-Backed Securities Fund	217,868	141,106	—	3,287
Short Duration Bond Fund	767,705	188,298	369,522	172,037
Treasury & Agency Fund	82,839	40,334	243,439	102,367
Ultra Short Duration Bond Fund	199,674	576,094	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$4,609,095	$164,463	$43,962	$120,501
Core Plus Bond Fund	1,035,906	41,566	18,081	23,485
Government Bond Fund	1,002,381	61,489	1,218	60,271
High Yield Bond Fund	2,095,439	9,357	149,298	(139,941)
Intermediate Bond Fund	1,031,702	33,944	16,683	17,261
Mortgage-Backed Securities Fund	974,940	35,760	9,194	26,566
Short Duration Bond Fund	1,962,258	33,454	4,591	28,863
Treasury & Agency Fund	881,701	14,169	—	14,169
Ultra Short Duration Bond Fund	1,257,123	8,818	76,355	(67,537)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and interest only/high coupon bond adjustments.

There was no difference between book and tax basis appreciation (depreciation) on investments for Treasury & Agency Fund.

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$176,268	$—	$176,268
Core Plus Bond Fund	47,431	—	47,431
Government Bond Fund	51,121	—	51,121
High Yield Bond Fund	116,378	9,357	125,735
Intermediate Bond Fund	47,990	—	47,990
Mortgage-Backed Securities Fund	50,038	—	50,038
Short Duration Bond Fund	40,939	—	40,939
Treasury & Agency Fund	11,710	—	11,710
Ultra Short Duration Bond Fund	70,185	—	70,185

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   179

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$165,319	$—	$165,319
Core Plus Bond Fund	51,563	—	51,563
Government Bond Fund	48,825	—	48,825
High Yield Bond Fund	91,088	1,410	92,498
Intermediate Bond Fund	56,161	—	56,161
Mortgage-Backed Securities Fund	60,303	—	60,303
Short Duration Bond Fund	34,428	—	34,428
Treasury & Agency Fund	6,906	—	6,906
Ultra Short Duration Bond Fund	74,878	—	74,878

At February 29, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$7,558	$(48,175)	$120,501
Core Plus Bond Fund	3,951	(3,359)	23,347
Government Bond Fund	2,710	(5,699)	60,271
High Yield Bond Fund	9,388	177	(140,350)
Intermediate Bond Fund	2,841	(20,702)	17,261
Mortgage-Backed Securities Fund	1,307	(16,365)	26,566
Short Duration Bond Fund	4,366	(8,185)	28,863
Treasury & Agency Fund	1,436	(2,328)	14,169
Ultra Short Duration Bond Fund	1,657	(31,019)	(67,537)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable, interest only / high coupon bond write downs, post October loss deferrals and mark to market of futures contracts.

As of February 29, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2012	2013	2014	2015	2016	Total
Core Bond Fund	$—	$—	$—	$20,226	$10,218	$4,210	$13,521	$—	$48,175
Core Plus Bond Fund	—	—	—	—	—	3,359	—	—	3,359
Government Bond Fund	—	2,673	2,650	376	—	—	—	—	5,699
Intermediate Bond Fund	1,203	—	426	10,051	1,948	1,475	4,534	1,065	20,702
Mortgage-Backed Securities Fund	—	—	—	6,996	7,519	1,459	—	391	16,365
Short Duration Bond Fund	90	112	—	918	736	2,672	3,657	—	8,185
Treasury & Agency Fund	—	—	—	—	—	199	2,129	—	2,328
Ultra Short Duration Bond Fund	762	322	3,761	10,779	5,666	2,597	2,757	4,375	31,019

The Government Bond Fund’s capital loss carryforward includes approximately $376,000 of losses acquired from JPMorgan U.S. Treasury Income Fund, the use of which may be limited under Code Sections 381–384.

180   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

During the year ended February 29, 2008, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Core Bond Fund	$984
Core Plus Bond Fund	6,085
Government Bond Fund	1,588
Short Duration Bond Fund	100
Treasury & Agency Fund	29

Approximately $620,000 and $632,000 of capital loss carryforwards previously available to the Intermediate Bond Fund and Ultra Short Duration Bond Fund, respectively, expired during the year ended February 29, 2008.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended February 29, 2008 the Funds deferred to March 1, 2008, post October capital losses of (amounts in thousands):

Capital Losses
Core Bond Fund	$99
Intermediate Bond Fund	2,415
Mortgage-Backed Securities Fund	72
Treasury & Agency Fund	3,606
Ultra Short Duration Bond Fund	4,690

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2008. Average borrowings from the Facility for the year ended February 29, 2008 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Core Plus Bond Fund	$801	9	$—	(a)
Intermediate Bond Fund	5,031	22	16
Treasury & Agency Fund	1,342	1	—	(a)
Ultra Short Duration Bond Fund	13,033	3	6

(a)  Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The High Yield Bond Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Bond Fund

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   181

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

invests at least 80% of its net assets such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a grater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, BOIA, now known as JPMIA entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were a series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOAI to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates ”means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Fund contained in this annual report is the Government Bond Fund, and the Reduced Rate was implemented September 27, 2004.

9. Transfers-In-Kind

For the year ended February 28, 2007, certain shareholders of the Mortgage-Backed Securities Fund redeemed Ultra Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the date, at the market value listed, and gains for book purposes which resulted from the redemption in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Mortgage-Backed Securities Fund	11/30/2006	$449,495	$160	Redemption in-kind

182   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

10. Subsequent Event

On March 16, 2008, JPMorgan announced that it will acquire The Bear Stearns Companies Inc. (“Bear Stearns”) pending regulatory and shareholder approvals. The transaction is expected to close by the end of the second calendar quarter 2008. In addition, JPMorgan and Bear Stearns entered into a share purchase agreement on March 24, 2008. Pursuant to that share purchase agreement, JPMorgan purchased 95 million newly issued common shares of Bear Stearns’ stock, or 39.5% of the company after issuance, on April 8, 2008.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   183

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Bond Fund, JPMorgan Intermediate Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Treasury & Agency Fund and JPMorgan Ultra Short Duration Bond Fund (each a portfolio of JPMorgan Trust II, hereafter collectively referred to as the “Funds”) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2008

184   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   185

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

186   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Elizabeth A. Davin (1964),** Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	Prior to February 14, 2008, Ms. Davin was an Assistant Secretary.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   187

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2007, and continued to hold your shares at the end of the reporting period, February 29, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$1,063.90	$3.85	0.75%
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class B
Actual	1,000.00	1,060.40	7.17	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class C
Actual	1,000.00	1,060.20	7.17	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class R5**
Actual	1,000.00	1,065.40	2.31	0.45
Hypothetical	1,000.00	1,022.63	2.296	0.45
Select Class
Actual	1,000.00	1,064.60	3.08	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Ultra
Actual	1,000.00	1,065.80	2.05	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40

188   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual	$1,000.00	$1,045.70	$4.68	0.92%
Hypothetical	1,000.00	1,020.29	4.62	0.92
Class B
Actual	1,000.00	1,044.30	7.37	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Class C
Actual	1,000.00	1,042.90	7.37	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Select Class
Actual	1,000.00	1,047.10	3.31	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Ultra
Actual	1,000.00	1,049.50	2.29	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45

Government Bond Fund
Class A
Actual	1,000.00	1,072.80	3.87	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class B
Actual	1,000.00	1,069.10	7.51	1.46
Hypothetical	1,000.00	1,017.60	7.32	1.46
Class C
Actual	1,000.00	1,069.30	7.51	1.46
Hypothetical	1,000.00	1,017.60	7.32	1.46
Select Class
Actual	1,000.00	1,075.40	2.48	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48

High Yield Bond Fund
Class A
Actual	1,000.00	975.20	5.50	1.12
Hypothetical	1,000.00	1,019.29	5.62	1.12
Class B
Actual	1,000.00	971.90	8.68	1.77
Hypothetical	1,000.00	1,016.06	8.87	1.77
Class C
Actual	1,000.00	970.70	8.67	1.77
Hypothetical	1,000.00	1,016.06	8.87	1.77
Class R5**
Actual	1,000.00	976.70	4.23	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86
Select Class
Actual	1,000.00	976.60	4.27	0.87
Hypothetical	1,000.00	1,020.54	4.37	0.87
Ultra
Actual	1,000.00	975.40	3.98	0.81
Hypothetical	1,000.00	1,020.84	4.07	0.81

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   189

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Intermediate Bond Fund
Class A
Actual	$1,000.00	$1,059.70	$4.25	0.83%
Hypothetical	1,000.00	1,020.74	4.17	0.83
Class B
Actual	1,000.00	1,056.60	7.16	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class C
Actual	1,000.00	1,055.70	7.16	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Select Class
Actual	1,000.00	1,061.00	2.97	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58
Ultra
Actual	1,000.00	1,061.20	2.05	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,061.10	3.33	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Select Class
Actual	1,000.00	1,062.60	2.05	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40
Ultra
Actual	1,000.00	1,063.40	1.28	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

Short Duration Bond Fund
Class A
Actual	1,000.00	1,045.30	4.07	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class B
Actual	1,000.00	1,043.00	6.60	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30
Class C
Actual	1,000.00	1,043.30	6.60	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30
Select Class
Actual	1,000.00	1,046.70	2.80	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Ultra
Actual	1,000.00	1,048.80	1.53	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30

190   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Treasury & Agency Fund
Class A
Actual	$1,000.00	$1,048.80	$3.51	0.69%
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class B
Actual	1,000.00	1,047.30	6.06	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Select Class
Actual	1,000.00	1,050.20	2.19	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43

Ultra Short Duration Bond Fund
Class A
Actual	1,000.00	997.00	3.48	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70
Class B
Actual	1,000.00	994.50	5.95	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class C
Actual	1,000.00	994.40	5.95	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Select Class
Actual	1,000.00	997.20	2.23	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Ultra
Actual	1,000.00	999.40	1.24	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   191

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Qualified Interest Income (QII)

For the fiscal year ended February 29, 2008, the Funds designated the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Core Bond Fund	$164,415
Core Plus Bond Fund	42,687
Government Bond Fund	45,306
High Yield Bond Fund	71,768
Intermediate Bond Fund	45,107
Mortgage-Backed Securities Fund	49,024
Short Duration Bond Fund	33,318
Treasury & Agency Fund	9,740
Ultra Short Duration Fund	68,840

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2008:

Income from U.S. Treasury Obligations
Core Bond Fund	29.10%
Core Plus Bond Fund	19.67
Government Bond Fund	36.25
Intermediate Bond Fund	31.16
Mortgage-Backed Securities Fund	2.93
Short Duration Bond Fund	40.12
Treasury & Agency Fund	97.76

Long-Term Capital Gain Designation — 15%

The High Yield Bond Fund hereby designates approximately $9,357,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2008.

Short-Term Capital Gain Designation

For the fiscal year ended February 29, 2008, the Funds designate the following amount of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Capital Gains
High Yield Bond Fund	$6,798

192   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. February 2008.	AN-INC2-208

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2008 – $1,151,500

2007 – $980,800

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2007 – $15,213,000
2006 – $9,775,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2008 – $200,040
2007 – $153,520

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2007 and 2006.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2008 – Not applicable

2007 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.0%

2007 – 100.0%*

* The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.9 million in 2007 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2008

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

May 8, 2008